As filed with the Securities and Exchange Commission on April 28, 2008
1933 Act Registration No. 333-35883
1940 Act Registration No. 811-08361

SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
Form N-1A
REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933 ☑
Post-Effective Amendment No. 19 ☑
and/or
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940 ☑
Amendment No. 20 ☑
(Check appropriate box or boxes)

GOLDMAN SACHS VARIABLE INSURANCE TRUST
(Exact name of registrant as specified in charter)
71 South Wacker Drive
Chicago, Illinois 60606
(Address of principal executive offices)
Registrant’s Telephone Number,
including Area Code 312-655-4400

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy, Esq.
One New York Plaza — 37th Floor	Dechert LLP
New York, New York 10004	1775 I Street NW
Washington, D.C. 20006-2401

(Name and address of agent for service)
It is proposed that this filing will become effective (check appropriate box)
☐ Immediately upon filing pursuant to paragraph (b)
☑ On April 29, 2008 pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ On (date) pursuant to paragraph (a)(1)
☐ 75 days after filing pursuant to paragraph (a)(2)
☐ On (date) pursuant to paragraph (a)(2)
If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of Securities Being Registered: Institutional Shares and Service Shares of Goldman Sachs Structured U.S. Equity Fund, Goldman Sachs Structured Small Cap Equity Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Strategic International Equity Fund and Goldman Sachs Mid Cap Value Fund. Service Shares of Goldman Sachs Growth Opportunities Fund, Goldman Sachs Equity Index Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Government Income Fund and Goldman Sachs Money Market Fund.

Prospectus

Institutional
Shares

April 30, 2008

GOLDMAN SACHS VARIABLE INSURANCE TRUST

■	Goldman Sachs Structured U.S. Equity Fund

Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN THE FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment
Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as investment adviser to the Structured U.S. Equity Fund (the “Fund”). GSAM is referred to in this Prospectus as the “Investment Adviser.”

Goldman Sachs Variable Insurance Trust (the “Trust”) offers shares of the Fund to separate accounts of participating insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Institutional Shares of the Trust are not offered directly to the public. The participating insurance companies, not the owners of the variable annuity contracts or variable life insurance policies or participants therein, are shareholders of the Fund. The Fund pools the monies of these separate accounts and invests these monies in a portfolio of securities pursuant to the Fund’s stated investment objective.

The investment objective and policies of the Fund are similar to the investment objectives and policies of other mutual funds that the Investment Adviser manages. Although the objectives and policies may be similar, the investment results of the Fund may be higher or lower than the results of such other mutual funds. The Investment Adviser cannot guarantee, and makes no representation, that the investment results of similar funds will be comparable even though the funds have the same Investment Adviser.

     QUANTITATIVE STYLE FUND

GSAM’s Quantitative Investment Philosophy:

GSAM’s quantitative style of funds management emphasizes the three building blocks of active management: fundamentally-based stock selection, careful portfolio construction and efficient implementation.

     GOLDMAN SACHS STRUCTURED FUND
     BUILDING BLOCKS

Step 1: Stock Selection
The Investment Adviser attempts to forecast expected returns on approximately 3,500 stocks of U.S. issuers on a daily basis using proprietary COREsm (“Computer-Optimized, Research-Enhanced”) models developed by the Quantitative Investment Strategies (“QIS”) team. These quantitative models are based on six investment themes—Valuation, Profitability, Quality, Management, Momentum and Sentiment. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing measures of the company’s intrinsic value to its market value. Profitability assesses whether the company is earning more than its cost of capital. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Management assesses the characteristics, policies and strategic decisions of company management. Momentum predicts drift in stock prices caused by under-reaction to company-specific information. Finally, Sentiment reflects selected investment views and decisions of individuals and financial intermediaries.

Step 2: Portfolio Construction
The Investment Adviser uses a proprietary risk model to help manage the expected deviation of the portfolio’s returns from those of the benchmark. The model attempts to identify and measure the comparative risks between equity investments as accurately as possible by including all the above themes used in the return model, as well as several other factors associated with risk but not return. In this process, the Investment Adviser seeks to manage risk by maintaining characteristics such as size and sector weights close to the benchmark as well as limiting the size of individual stock positions, while seeking to maximize expected excess returns by overweighting stocks with positive characteristics identified in the return models and underweighting stocks with negative characteristics relative to their benchmark weights. A computer optimizer evaluates many different securities combinations (considering many possible weightings) in an effort to construct the most efficient risk/return portfolio (taking into account estimated transaction costs) given each Structured Fund’s benchmark and target tracking error.

Step 3: Efficient Implementation
The portfolio management team considers transaction costs at each step of the investment process. The team incorporates expected portfolio turnover when assigning weights to the variables in the multifactor model. The team also factors expected execution costs into portfolio construction and evaluates multiple trading options. The team then selects the trading strategy it believes will minimize the total transaction costs to the Fund.

The Goldman Sachs Structured U.S. Equity Fund is fully invested, broadly diversified and offers consistent overall portfolio characteristics. It may serve as a good foundation on which to build a portfolio.

References in this Prospectus to the Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how the Fund is managed.

1

Fund Investment Objective and Strategies

Goldman Sachs Structured
U.S. Equity Fund

FUND FACTS

Objective:	Long-term growth of capital and dividend income

Benchmark:	S&P 500® Index

Investment Focus:	Large-cap U.S. equity investments

Investment Style:	Quantitative, applied to large-cap growth and value (blend) stocks

     INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income. The Fund seeks to achieve its objective through a broadly diversified portfolio of large-cap and blue chip equity investments representing all major sectors of the U.S. economy.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in U.S. issuers, including foreign companies that are traded in the United States.* However, it is currently anticipated that, under normal circumstances, the Fund will invest at least 95% of its Net Assets in such equity investments.

As discussed in “General Investment Management Approach,” the Fund’s investments are selected using a variety of quantitative techniques, derived from fundamental research including but not limited to valuation, momentum, profitability and earnings quality, in seeking to maximize the Fund’s expected returns. The Fund maintains risk, style, capitalization and industry characteristics similar to the S&P 500® Index. The S&P 500® Index is an index of large-cap stocks designed to reflect a broad representation of the U.S. economy. The Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark. The Fund is not required to limit its investments to securities in the S&P 500® Index. As of December 31, 2007, the capitalization range of the S&P 500® Index was between approximately $708 million and $511.8 billion.

Other. The Fund’s investments in fixed income securities are limited to securities that are considered cash equivalents.

*	To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

2

Other Investment Practices and Securities

The tables below identify some of the investment techniques that may (but are not required to) be used by the Fund in seeking to achieve its investment objective. Numbers in the tables show allowable usage only; for actual usage, consult the Fund’s annual/semi-annual reports. For more information about these and other investment practices and securities, see Appendix A. The Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each calendar quarter subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, the Fund publishes on its website month-end top ten holdings subject to a ten calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

10 Percent of total assets (including securities lending collateral)(italic type)	Structured
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)	U.S. Equity
• No specific percentage limitation on usage; limited only by the objective and strategies of the Fund	Fund
Investment Practices
Borrowings	33	1/3
Cross Hedging of Currencies	•
Custodial Receipts and Trust Certificates	•
Equity Swaps*	•
Index Swaps*	•
Foreign Currency Transactions**	•
Futures Contracts and Options on Futures Contracts[1]	•
Investment Company Securities (including exchange traded funds)	10
Options on Foreign Currencies[2]**	•
Options on Securities and Securities Indices[3]	•
Repurchase Agreements	•
Securities Lending	33	1/3
Unseasoned Companies	•
Preferred Stock, Warrants and Stock Purchase Rights	•
When-Issued Securities and Forward Commitments	•

10 Percent of Total Assets (excluding securities lending collateral) (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
 •   No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund

Investment Securities
American, European and Global Depositary Receipts	•
Bank Obligations[4]	•
Convertible Securities[5]	•
Corporate Debt Obligations[4]	•
Equity Investments	80	+
Fixed Income Securities[4,6]	10
Foreign Securities[7]	•
Real Estate Investment Trusts (“REITs”)	•
Structured Securities*	•
Temporary Investments	35
U.S. Government Securities[4]	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.
**	Limited by the amount the Fund invests in foreign securities.
1.	The Fund may enter into futures transactions only with respect to the S&P 500® Index.
2.	The Fund may purchase and sell call and put options.
3.	The Fund may sell covered call and put options and purchase call and put options.

4.	Limited by the amount the Fund invests in fixed income securities and limited to cash equivalents only.

5.	The Fund has no minimum rating criteria for convertible debt securities.

6.	Except as noted under “Convertible Securities,” fixed income securities must be investment grade (i.e., rated BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”)).

7.	Equity securities of foreign issuers must be traded in the United States.

3

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Fund and may result in a loss of your investment. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Mid Cap
		Interest						Investment		and
Fund	NAV	Rate	Foreign	Derivatives	Management	Liquidity	Market	Style	Stock	Small Cap	Geographic
Structured U.S. Equity	•	•	•	•	•	•	•	•	•	•	•

■	NAV Risk—The risk that the net asset value (“NAV”) of the Fund and the value of your investment will fluctuate.

■	Interest Rate Risk—The risk that when interest rates increase, fixed income securities held by the Fund will decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.

■	Foreign Risk—The risk that when the Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Fund will also be subject to the risk of negative foreign currency rate fluctuations.

■	Derivatives Risk—The risk that loss may result from the Fund’s investments in options, futures, forwards, swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to the Fund.

■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.

■	Liquidity Risk—The risk that the Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. To meet redemption requests, the Fund may be forced to sell liquid securities, at an unfavorable time and conditions.

Since the Fund may invest in small and mid-capitalization stocks and REITs, it may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

■	Market Risk—The risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

■	Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock

4

PRINCIPAL RISKS OF THE FUND

markets have experienced periods of substantial price volatility in the past and may do so again in the future.

■	Mid Cap and Small Cap Risk—The securities of small capitalization and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks become.

■	Geographic Risk—Concentration of the investments of the Fund in issuers located in a particular country or region will subject the Fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in that country or region.

More information about the Fund’s portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

5

Fund Performance

     HOW THE FUND HAS PERFORMED

The bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Institutional Shares compares to those of a broad-based securities market index.

The bar chart (including “Best Quarter” and “Worst Quarter” information) and table assume reinvestment of dividends and distributions. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, the Fund’s performance would have been reduced. In addition, performance reflects Fund level expenses but does not reflect the fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced.

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’99 +15.50% Worst Quarter* Q3 ’02 −15.34%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2007	1 Year	5 Years	Since Inception
Institutional Shares (Inception 2/13/98)	−1.63%	11.97%	4.60%
S&P 500® Index**	5.49%	12.82%	5.38%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

**	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

6

Fund Fees and Expenses
(Institutional Shares)

This table describes the fees and expenses that you would pay if you buy and hold Institutional Shares of the Fund.

Structured
U.S. Equity
Fund
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None
Annual Fund Operating Expenses[1] (expenses that are deducted from Fund assets):
Management Fees[2]	0.64%
Distribution and Service (12b-1) Fees	None
Other Expenses[3]	0.05%

Total Fund Operating Expenses	0.69%

[1]	The Fund’s annual operating expenses have been restated to reflect a contractual reduction in transfer agent fees from an annual rate of 0.04% to an annual rate of 0.02% of the average daily net assets of the Fund’s Institutional Shares. The “Total Fund Operating Expenses” reflect the expenses that are expected to be incurred for the fiscal year ending December 31, 2008.

[2]	The Investment Adviser is entitled to a management fee from the Fund at the annual rate equal to the following percentages of the average daily net assets of the Fund:

Management
Fee
Annual
Average Daily Net Assets	Rate
First $1 Billion	0.65%
Next $1 Billion	0.59%
Over $2 Billion	0.56%

[3]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.02% of the average daily net assets of the Fund’s Institutional Shares plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) equal on an annualized basis to 0.044% of the Fund’s average daily net assets. The expense reduction may be modified or terminated at any time at the option of the Investment Adviser without sharehold er approval.

Example

The following Example is intended to help you compare the cost of investing in the Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds.

Surrender charges, mortality and expense risk fees and other charges may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies and are not reflected in the Table above and Example below. These fees should be described in the participating insurance companies’ prospectuses. Such fees or charges would reduce the return you may realize with respect to your investments.

The Example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated and then redeem all of your Institutional Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years
Structured U.S. Equity	$70	$221	$384	$859

Certain participating insurance companies that invest in Institutional Shares may receive other compensation in connection with the sale and distribution of Institutional Shares or for services to their customers’ accounts and/or the Fund. For additional information regarding such compensation, see “Service Providers” in the Prospectus and “Payments to Intermediaries” in the SAI.

7

Service Providers

     INVESTMENT ADVISER

Investment Adviser

Goldman Sachs Asset Management, L.P. (“GSAM”) 32 Old Slip New York, New York 10005

GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of December 31, 2007, GSAM, including its investment advisory affiliates, had assets under management of $763 billion.

The Investment Adviser provides day-to-day advice regarding the Fund’s portfolio transactions. The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Fund:

■	Supervises all non-advisory operations of the Fund
■	Provides personnel to perform necessary executive, administrative and clerical services to the Fund

■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and SAIs and other reports filed with the SEC and other regulatory authorities

■	Maintains the records of the Fund
■	Provides office space and all necessary office equipment and services

     MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to a fee, computed daily and payable monthly, at an annual rate listed below (as a percentage of the Fund’s average daily net assets):

			Actual Rate for the
	Contractual	Average Daily	Fiscal Year Ended
Fund	Rate	Net Assets	December 31, 2007
Structured	0.65%	First $1 Billion
U.S. Equity	0.59%	Next $1 Billion	0.64%
	0.56%	Over $2 Billion

The Investment Adviser may voluntarily waive a portion of its management fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund in 2007 is available in the Fund’s semi-annual report dated June 30, 2007.

The Investment Adviser, distributor, and/or their affiliates may, from time to time, pay compensation from their own assets (and not as an additional charge to the Fund) to participating insurance companies for administrative services that such companies provide to their variable annuity and variable life insurance contract owners who are invested in the Fund and for other purposes. In addition, the Investment Adviser, distributor, and/or their affiliates may pay compensation from their own assets (and not as an additional charge to the Fund) to various securities dealers (including affiliates of participating insurance companies) (“Intermediaries”) that distribute variable annuity contracts and/or variable life insurance contracts of such companies in connection with the sale, distribution and/or servicing of such contracts. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Fund and other Goldman Sachs Funds, which may consist of payments relating to funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Fund and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by the Investment

8

SERVICE PROVIDERS

Adviser, Distributor and/or their affiliates may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services by the Fund. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. Please refer to the “Payments to Intermediaries” section of the SAI for more information about these payments.

The payments made by the Investment Adviser, Distributor and/or their affiliates may differ for different participating insurance companies and Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative, salesperson or participating insurance company to highlight, feature, offer or recommend the Fund based, at least in part, on the level of compensation paid. You should contact your participating insurance company or Intermediary for more information about the payments they receive and any potential conflicts of interest.

     FUND MANAGERS

Quantitative Investment Strategies Team

■	A stable and growing team supported by an extensive internal staff

■	As of December 31, 2007, the team had more than $120 billion in equities under management, including over $60 billion in US equities

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Robert C. Jones, CFA Managing Director Co-Chief Investment Officer	Senior Portfolio Manager— Structured U.S. Equity	Since 1998	Mr. Jones joined the Investment Adviser as a portfolio manager in 1989.

Mark Carhart, PhD., CFA Managing Director Co-Chief Investment Officer	Senior Portfolio Manager— Structured U.S. Equity	Since 2007	Mr. Carhart joined the Investment Adviser in 1997 within the Quantitative Investment Strategies group and has taken on portfolio management responsibilities for the Structured Funds in 2007.

Melissa Brown, CFA Managing Director	Senior Portfolio Manager— Structured U.S. Equity	Since 1998	Ms. Brown joined the Investment Adviser as a portfolio manager in 1998.

Andrew Alford, PhD. Managing Director	Senior Portfolio Manager— Structured U.S. Equity	Since 2007	Mr. Alford joined the Investment Adviser as a researcher in 1998 and has taken on portfolio management responsibilities for the long-only Structured Funds in 2007.

Robert C. Jones, CFA and Mark Carhart, PhD, CFA, are Managing Directors and serve as the Co-Chief Investment Officers for the QIS team. Andrew Alford, PhD, and Melissa Brown, CFA, are Managing Directors and Senior Portfolio Managers on the QIS team, where they are responsible for portfolio management of the U.S. portfolios. The computer optimizer constructs the portfolio based on the team’s models and design and no one person on the team has a subjective override of the computer optimizer process, except in very limited cases.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.

9

     DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of the Fund’s shares. Goldman Sachs, 71 S. Wacker Drive, Chicago, Illinois 60606, also serves as the Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

     ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES
     AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Fund or limit the Fund’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs–advised clients may adversely impact the Fund. Transactions by one or more Goldman Sachs–advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Fund, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund. For more information about conflicts of interest, see the SAI.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund may retain an affiliate of the Investment Adviser to serve as the securities lending agent for the Fund to the extent that the Fund engages in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. The Board of Trustees periodically reviews all portfolio securities loan transactions for which the affiliated lending agent has acted as lending agent. In addition, the Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions, as permitted by applicable law.

10

Dividends

Dividends from investment company taxable income and distributions from net realized capital gains (if any) are declared and paid by the Fund at least annually. Over the course of the year, accrued and paid dividends and distributions will equal all or substantially all of the Fund’s investment company taxable income and net realized capital gains. All dividends paid on Institutional Shares will be automatically reinvested in additional Institutional Shares of the Fund at the NAV of such shares on the payment date, unless an insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of the Fund’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period in accordance with good accounting practice.

11

Shareholder Guide

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Fund’s shares.

How Can I Purchase Or Sell Institutional Shares Of The Fund?
Institutional Shares of the Fund are not sold directly to the public. Instead, Fund shares are sold to separate accounts that fund variable annuity and variable life insurance contracts issued by participating insurance companies. You may purchase or sell (redeem) shares of the Fund through variable annuity contracts and variable life insurance policies offered through the separate accounts. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the participating insurance companies. You should refer to those prospectuses for information on how to purchase a variable annuity contract or variable life insurance policy, how to select a specific Fund as an investment option for your contract or policy and how to redeem monies from the Fund.

The separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectus describing the variable annuity contracts and variable life insurance policies issued by the participating insurance companies) to be effected on that day pursuant to variable annuity contracts and variable life insurance policies.

Shares of the Fund may be purchased by separate accounts of both affiliated and unaffiliated participating insurance companies in order to fund both variable annuity and variable life insurance contracts, and also may be purchased by qualified plans. This may present certain conflicts of interests among variable annuity owners, variable life insurance policy owners and plan investors. The Trust’s Board of Trustees will monitor the Trust for the existence of any material irreconcilable conflict of interest. The Trust currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies arising from the fact that interests of the holders of variable annuity contracts and variable life insurance policies may differ due to differences of tax treatment or other considerations or due to conflicts among the participating insurance companies. If, however, a material unreconcilable conflict arises between the holders of variable annuity contracts and variable life insurance policies of participating insurance companies, a participating insurance company may be required to withdraw the assets allocable to some or all of the separate accounts from the Fund. Any such withdrawal could disrupt orderly portfolio management to the potential detriment of such holders.

Shares of the Fund (and other existing and new funds that might be added to the Trust) may also be offered to:

■	Unregistered separate accounts of various participating insurance companies through which variable annuity contracts and variable life insurance policies are sold in non-public offerings.
■	Unregistered separate accounts of various participating insurance companies through which variable annuity contracts and variable life insurance policies are offered exclusively to qualified pension and profit-sharing plans and/or certain governmental plans.
■	Qualified pension and profit-sharing plans. The Trust does not currently anticipate offering shares directly to such plans.

In addition to Institutional Shares, the Fund offers another class of shares. This other share class is subject to different fees and expenses (which affect performance) and is entitled to different services than Institutional Shares. Information regarding this other share class can be obtained form Goldman Sachs by calling the number on the back of this Prospectus.

How Are Shares Priced?
Institutional Shares of the Fund are purchased and sold at the Fund’s next determined NAV for a share class after the Fund receives the order in proper form. Each class calculates its NAV as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class) Number of the Fund’s Outstanding Shares of the Class

The Fund’s investments are valued based on market quotations, or if market quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined in good faith under procedures established by the Trustees.

In the event the Fund invests in foreign equity securities, “fair value” prices are provided by an independent fair value service in accordance with the fair value procedures approved by the Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value price for a particular security, or if the price provided does not meet the established criteria for the Fund, the, Fund will price that security at the most recent closing price for that security on its principal exchange.

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SHAREHOLDER GUIDE

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

Please note the following with respect to the price at which your transactions are processed:

■	NAV per share of each share class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.

■	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.

■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into the Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than its regularly scheduled closing time. In the event the New York Stock Exchange does not open for business, the Trust may, but is not required to, open the Fund for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during this situation, please call 1-800-621-2550.

Foreign securities may trade in their local markets on days the Fund is closed. As a result, if the Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

Do I Have To Pay Any Fees When Purchasing Or Selling Institutional Shares Of The Fund?
The Fund does not charge any fees when it sells or redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. These fees should be described in the participating insurance companies’ prospectuses.

What Else Should I Know About Share Purchases And Redemptions?
The Trust reserves the right to:

■	Suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC.
■	Suspend the offering of shares for a period of time.
■	Reject any purchase order.
■	Close the Fund to new investors from time to time and reopen the Fund whenever it is deemed appropriate by the Fund’s Investment Adviser.

Orders received by the Trust are effected on business days. The separate accounts purchase and redeem shares of the Fund at the Fund’s NAV per share calculated as of the day an order is received by the insurance company although such purchases and redemptions may be executed the next morning. Redemption proceeds paid by wire transfer will normally be wired in federal funds on the next business day after the Trust receives actual notice of the redemption order (for a total of one business day delay), but may be paid up to three business days after receipt of actual notice of the order.

13

Effective December 31, 2007, the Fund’s Institutional Shares were closed to new investments from all new accounts, although a participating life insurance company that holds the Fund’s Institutional Shares in a separate account as of December 31, 2007 may continue to purchase the Fund’s Institutional Shares for that particular account in an existing product. Newly registered products of existing participating life insurance companies or separate accounts may no longer purchase Institutional Shares of the Fund.

The Fund may resume sales of Institutional Shares to new investors at some future date. Additionally, the Fund may enter into asset purchase or other reorganization transactions with other investment companies that involve the issuance of Institutional Shares of the Fund to new accounts, and such new accounts may continue to make additional purchases and reinvest dividends and capital gains distributions into their accounts.

Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.

What Types Of Reports Will I Be Sent Regarding Investments In The Fund?
As a holder of a variable annuity contract or variable life insurance policy, you will receive annual shareholder reports containing audited financial statements and semi-annual shareholder reports from your participating insurance company.

What Are The Fund’s Voting Procedures?
Participating insurance companies, not the owners of the variable annuity contracts or variable life insurance policies or participants therein, are shareholders of the Fund. To the extent required by law:

■	The participating insurance companies will vote Fund shares held in the separate accounts in a manner consistent with timely voting instructions received from the holders of variable annuity contracts and variable life insurance policies.
■	The participating insurance companies will vote Fund shares held in the separate accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares they own, in the same proportion as those shares for which voting instructions are received.

It is anticipated that Fund shares held by unregistered separate accounts or qualified plans generally will be voted for or against any proposition in the same proportion as all other Fund shares are voted unless the unregistered separate account’s participating insurance company or the plan makes other arrangements.

Additional information concerning voting rights of the participants in the separate accounts is more fully set forth in the prospectus relating to those accounts issued by the participating insurance companies.

     RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the Fund. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any participating insurance company or other investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchases or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to the Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market-timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Goldman Sachs reviews on a regular, periodic basis available information relating to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, Goldman Sachs detects excessive,

14

SHAREHOLDER GUIDE

short term trading, Goldman Sachs is authorized to reject or restrict a purchase or exchange request and may further seek to close an investor’s account with the Fund. Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares are generally held through omnibus arrangements maintained by participating insurance companies or other intermediaries. Omnibus accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors shares are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Fund on a regular basis. A number of these insurance companies or intermediaries may not have the capability or may not be willing or legally able to apply the Fund’s market-timing policies. While Goldman Sachs may monitor share turnover at the omnibus account level, the Fund’s ability to monitor and detect market-timing by shareholders in these omnibus accounts may be limited in certain circumstances, and certain of these insurance companies or intermediaries may charge the Fund a fee for providing certain shareholder information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market-timing activities. In addition, those investors who engage in market-timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Fund and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by a participating insurance company or intermediary or by certain of their customers. Insurance companies and intermediaries may also monitor their customers’ trading activities in the Fund. The criteria used by insurance companies or intermediaries to monitor for excessive trading may differ from the criteria used by the Fund. If an insurance company or intermediary fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

15

Taxation

The Fund is treated as a separate corporate entity for federal tax purposes. The Fund has elected to be treated as a regulated investment company and intends to qualify for such treatment for each taxable year under Subchapter M of Subtitle A, Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”). In addition, the Fund intends to qualify under the Code with respect to the diversification requirements related to variable contracts. Provided that the Fund and a separate account investing in the Fund satisfy applicable tax requirements, the Fund will not be subject to federal tax and any distributions from the Fund to the separate account will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or a variable life insurance contract.

Persons investing in variable annuity or variable life insurance contracts should refer to the prospectuses with respect to such contracts for further information regarding the tax treatment of the contracts and the separate accounts in which the contracts are invested.

16

Appendix A
Additional Information on Portfolio Risks,
Securities and Techniques

     A.  GENERAL PORTFOLIO RISKS

The Fund will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that the Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Fund may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility.

To the extent it invests in fixed income securities, the Fund will also be subject to the risks associated with fixed income securities. These risks include interest rate risk, credit/default risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that an issuer or guarantor could default on its obligations, and the Fund will not recover its investment. Call risk and extension risk are normally present when the borrower has the option to prepay its obligations.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Fund and its shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Fund’s historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives, and all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.

     B.  OTHER PORTFOLIO RISKS

Risks of Investing in Small Capitalization and Mid-Capitalization Companies.The Fund may, to the extent consistent with its investment policies, invest in small and mid-capitalization companies. Investments in small and mid-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in these particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small and mid-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies.

17

Investments in small and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Derivative Investments. The Fund may invest in derivative instruments including without limitation, options, futures, options on futures, swaps, structured securities and forward contracts and other derivatives relating to foreign currency transactions. Investments in derivative instruments may be for both hedging and nonhedging purposes (that is, to seek to increase total return, although suitable derivative instruments may not always be available to the Investment Adviser for these purposes). Losses from investments in derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolio risks through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge certain portfolio risks. Investing for nonhedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Foreign Investments. The Fund may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of the Fund’s assets in one or a few countries and currencies will subject the Fund to greater risks than if the Fund’s assets were not geographically concentrated.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs and GDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. Prices of ADRs are quoted in U.S. dollars. GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and swap transactions

■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid

18

APPENDIX A

because it is so called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of the Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Securities purchased by the Fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, markets events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more securities in the Fund’s portfolio become illiquid, the Fund may exceed its 15 percent limitation in illiquid securities. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15 percent of the Fund’s net assets, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

In cases where no clear indication of the value of the Fund’s portfolio securities is available, the portfolio securities will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. For more information on fair valuation, please see “Shareholder Guide—How Are Shares Priced?”

Credit/Default Risks. Debt securities purchased by the Fund may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.

Debt securities rated BBB or higher by Standard & Poor’s or Baa or higher by Moody’s or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. A security satisfies the Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies the Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of the security, is in the best interest of the Fund and its shareholders.

Temporary Investment Risks. The Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

■	Cash items

When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

Risks of Large Shareholder Redemptions. Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these participating insurance companies or accounts of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may negatively impact the Fund’s brokerage costs.

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     C.  PORTFOLIO SECURITIES AND TECHNIQUES

This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks.

The Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the SAI, which is available upon request.

U.S. Government Securities. The Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

Custodial Receipts and Trust Certificates. The Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities or other types of securities in which the Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes, the Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Bank Obligations. The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Corporate Debt Obligations and Convertible Securities. The Fund may invest in corporate debt obligations and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. The Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

The Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which the Fund invests have no minimum rating criteria. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Structured Securities. The Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or

20

APPENDIX A

other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act of 1940, as amended (the “Act”). As a result, the Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.

Structured securities include, but are not limited to, equity linked notes. An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. For example, a note may guarantee the repayment of the original principal amount invested (even if the underlying linked securities have negative performance during the note’s term), but may cap the maximum payment at maturity at a certain percentage of the issuance price or the return of the underlying linked securities. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of the Fund’s investment objective and policies.

Foreign Currency Transactions. The Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. The Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates.

The Fund may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. The Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate that the foreign currency will appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, the Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Because these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price. As an investment company registered with the SEC, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in forward currency contracts.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to

21

sell, the underlying instrument during the option period. The Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. The Fund may also, to the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Fund’s transaction costs. Options written or purchased by the Fund may be traded on either U.S. exchanges or over-the-counter. Over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

When writing an option, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the option contract.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular indices. The Fund may engage in futures transactions on U.S. exchanges.

The Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in securities prices. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Fund.

Futures contracts and related options present the following risks:

■	While the Fund may benefit from the use of futures and options on futures, unanticipated changes in securities prices may result in a poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.
■	The loss incurred by the Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

The Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in futures contracts and options on futures contract. In the case of futures contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the futures contracts.

Preferred Stock, Warrants and Rights. The Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock

22

APPENDIX A

on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. The Fund may invest in securities of other investment companies, including exchange traded funds (ETFs) such as iSharesSM, subject to statutory limitations prescribed by the Act. These limitations include in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs.

The use of ETFs is intended to help the Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Fund may invest in other investment companies and money market funds beyond the statutory limits described above. Some of those investment companies and money market funds may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Unseasoned Companies. The Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Equity Swaps. The Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, the Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, the Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, the Fund may be unable to terminate its obligations when desired. When entering into a swap contract, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the swap contract.

When-Issued Securities and Forward Commitments. The Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward

23

commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of its repurchase obligation.

If the other party or “seller” defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

The Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. The Fund may engage in securities lending. Securities lending involves the lending of securities owned by the Fund to financial institutions such as certain broker-dealers, including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by the Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, its affiliates or State Street or its affiliates and from which the Investment Adviser, its affiliates or State Street or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral). Loan collateral (including any investment of that collateral) is not subject to the percentage limitations or nonfundamental investment policies described elsewhere in this Prospectus regarding investments in fixed income instruments and cash equivalents.

The Fund may lend its securities to increase its income. The Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Borrowings. The Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of their total assets for temporary or emergency purposes. The Fund may not make additional investments if borrowings exceed 5% of its total assets.

REITs. The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

24

Appendix B
Financial Highlights

Structured U.S. Equity Fund—Institutional Shares

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total return reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. If total return reflected all of those fees and expenses, total return would be reduced. The information for the fiscal year ended December 31, 2007 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report (available upon request). The information for the fiscal years ended December 31, 2006, 2005, 2004 and 2003 has been audited by the Fund’s former independent registered public accounting firm.

		Income (loss) from													Ratios assuming no
		investment operations			Distributions to shareholders										expense reductions
													Ratio of				Ratio of
			Net							Net	Ratio of		net		Ratio of		net
	Net asset		realized			From		Net asset		assets	net		investment		total		investment
	value,	Net	and	Total from	From net	net		value,		at end	expenses		income		expenses		income		Portfolio
	beginning	investment	unrealized	investment	investment	realized	Total	end of	Total	of year	to average		to average		to average		to average		turnover
	of year	income(a)	gain (loss)	operations	income	gain	distributions	year	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

For the Years Ended December 31,
2007	$14.67	$0.15	$(0.37)	$(0.22)	$(0.16)	$(1.13)	$(1.29)	$13.16	(1.63)%	$752,148	0.71	%(c)	1.02	%(c)	0.72	%(c)	1.01	%(c)	125%
2006	13.13	0.14	1.55	1.69	(0.15)	—	(0.15)	14.67	12.89	910,345	0.72		1.01		0.72		1.01		99
2005	12.42	0.13	0.68	0.81	(0.10)	—	(0.10)	13.13	6.51	820,394	0.74		1.00		0.76		0.99		109
2004	10.92	0.14	1.49	1.63	(0.13)	—	(0.13)	12.42	14.94	521,137	0.75		1.26		0.78		1.23		128
2003	8.49	0.07	2.43	2.50	(0.07)	—	(0.07)	10.92	29.47	383,025	0.85		0.79		0.85		0.79		92

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year.

(c)	Includes non-recurring expenses for a special shareholder proxy meeting, which amounted to approximately 0.02% of average net assets.

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Goldman Sachs Variable Insurance Trust –
Structured U.S. Equity Fund Prospectus (Institutional Shares)

     FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Your insurance company will provide you with annual and semi-annual reports if the Fund serves as the investment vehicle for your variable annuity contract or variable life insurance policy.

Statement of Additional Information
Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Fund’s annual and semi-annual reports, and the SAI, are available free upon request by calling Goldman Sachs at 1-800-621-2550. You can also access and download the annual and semi-annual reports and the SAI at the Fund’s website: http://goldmansachsfunds.com.

To obtain other information and for shareholder inquiries:

■	By telephone – 1-800-621-2550
■	By mail – Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606-6306
■	On the Internet – SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Trust documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Trust documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090.

The Trust’s investment company registration number is 811-08361.
CORESM is a registered service mark of Goldman, Sachs & Co.
GSAM® is a registered service mark of Goldman, Sachs & Co.

VITUSPRO

Prospectus

Service
Shares

April 30, 2008

GOLDMAN SACHS VARIABLE INSURANCE TRUST

■	Goldman Sachs Structured U.S. Equity Fund

Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN THE FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as investment adviser to the Structured U.S. Equity Fund (the “Fund”). GSAM is referred to in this Prospectus as the “Investment Adviser.”

Goldman Sachs Variable Insurance Trust (the “Trust”) offers shares of the Fund to separate accounts of participating insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Service Shares of the Trust are not offered directly to the public. The participating insurance companies, not the owners of the variable annuity contracts or variable life insurance policies or participants therein, are shareholders of the Fund. The Fund pools the monies of these separate accounts and invests these monies in a portfolio of securities pursuant to the Fund’s stated investment objective.

The investment objective and policies of the Fund are similar to the investment objectives and policies of other mutual funds that the Investment Adviser manages. Although the objectives and policies may be similar, the investment results of the Fund may be higher or lower than the results of such other mutual funds. The Investment Adviser cannot guarantee, and makes no representation, that the investment results of similar funds will be comparable even though the funds have the same Investment Adviser.

     QUANTITATIVE STYLE FUND

GSAM’s Quantitative Investment Philosophy:

GSAM’s quantitative style of funds management emphasizes the three building blocks of active management: fundamentally-based stock selection, careful portfolio construction and efficient implementation.

GOLDMAN SACHS STRUCTURED FUND BUILDING BLOCKS

Step 1: Stock Selection
The Investment Adviser attempts to forecast expected returns on approximately 3,500 stocks of U.S. issuers on a daily basis using proprietary COREsm (“Computer-Optimized, Research-Enhanced”) models developed by the Quantitative Investment Strategies (“QIS”) team. These quantitative models are based on six investment themes—Valuation, Profitability, Quality, Management, Momentum and Sentiment. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing measures of the company’s intrinsic value to its market value. Profitability assesses whether the company is earning more than its cost of capital. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Management assesses the characteristics, policies and strategic decisions of company management. Momentum predicts drift in stock prices caused by under-reaction to company-specific information. Finally, Sentiment reflects selected investment views and decisions of individuals and financial intermediaries.

Step 2: Portfolio Construction
The Investment Adviser uses a proprietary risk model to help manage the expected deviation of the portfolio’s returns from those of the benchmark. The model attempts to identify and measure the comparative risks between equity investments as accurately as possible by including all the above themes used in the return model, as well as several other factors associated with risk but not return. In this process, the Investment Adviser seeks to manage risk by maintaining characteristics such as size and sector weights close to the benchmark as well as limiting the size of individual stock positions, while seeking to maximize expected excess returns by overweighting stocks with positive characteristics identified in the return models and underweighting stocks with negative characteristics relative to their benchmark weights. A computer optimizer evaluates many different securities combinations (considering many possible weightings) in an effort to construct the most efficient risk/return portfolio (taking into account estimated transaction costs) given each Structured Fund’s benchmark and target tracking error.

Step 3: Efficient Implementation
The portfolio management team considers transaction costs at each step of the investment process. The team incorporates expected portfolio turnover when assigning weights to the variables in the multifactor model. The team also factors expected execution costs into portfolio construction and evaluates multiple trading options. The team then selects the trading strategy it believes will minimize the total transaction costs to the Fund.

The Goldman Sachs Structured U.S. Equity Fund is fully invested, broadly diversified and offers consistent overall portfolio characteristics. It may serve as a good foundation on which to build a portfolio.

References in this Prospectus to the Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how the Fund is managed.

1

Fund Investment Objective and Strategies

Goldman Sachs Structured U.S. Equity Fund

FUND FACTS

Objective:	Long-term growth of capital and dividend income

Benchmark:	S&P 500® Index

Investment Focus:	Large-cap U.S. equity investments

Investment Style:	Quantitative, applied to large-cap growth and value (blend) stocks

     INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income. The Fund seeks to achieve its objective through a broadly diversified portfolio of large-cap and blue chip equity investments representing all major sectors of the U.S. economy.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in U.S. issuers, including foreign companies that are traded in the United States.* However, it is currently anticipated that, under normal circumstances, the Fund will invest at least 95% of its Net Assets in such equity investments.

As discussed in “General Investment Management Approach,” the Fund’s investments are selected using a variety of quantitative techniques, derived from fundamental research including but not limited to valuation, momentum, profitability and earnings quality, in seeking to maximize the Fund’s expected returns. The Fund maintains risk, style, capitalization and industry characteristics similar to the S&P 500® Index. The S&P 500® Index is an index of large-cap stocks designed to reflect a broad representation of the U.S. economy. The Fund seeks to maximize expected return while maintaining theseand other characteristics similar to the benchmark. The Fund is not required to limit its investments to securities in the S&P 500® Index. As of December 31, 2007, the capitalization range of the S&P 500® Index was between approximately $708 million and $511.8 billion.

Other. The Fund’s investments in fixed income securities are limited to securities that are considered cash equivalents.

*	To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

2

Other Investment Practices and Securities

The tables below identify some of the investment techniques that may (but are not required to) be used by the Fund in seeking to achieve its investment objective. Numbers in the tables show allowable usage only; for actual usage, consult the Fund’s annual/semi-annual reports. For more information about these and other investment practices and securities, see Appendix A. The Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each calendar quarter subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, the Fund publishes on its website month-end top ten holdings subject to a ten calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

Structured
10 Percent of total assets (including securities lending collateral) (italic type)	U.S.
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)	Equity
• No specific percentage limitation on usage; limited only by the objective and strategies of the Fund	Fund
Investment Practices
Borrowings	33 1/3
Cross Hedging of Currencies	•
Custodial Receipts and Trust Certificates	•
Equity Swaps*	•
Index Swaps*	•
Foreign Currency Transactions**	•
Futures Contracts and Options on Futures Contracts[1]	•
Investment Company Securities (including exchange traded funds)	10
Options on Foreign Currencies[2]**	•
Options on Securities and Securities Indices[3]	•
Repurchase Agreements	•
Securities Lending	33 1/3
Unseasoned Companies	•
Preferred Stock, Warrants and Stock Purchase Rights	•
When-Issued Securities and Forward Commitments	•

10 Percent of Total Assets (excluding securities lending collateral) (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
 •   No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund

Investment Securities
American, European and Global Depositary Receipts	•
Bank Obligations[4]	•
Convertible Securities[5]	•
Corporate Debt Obligations[4]	•
Equity Investments	80+
Fixed Income Securities[4,6]	10
Foreign Securities[7]	•
Real Estate Investment Trusts (“REITs”)	•
Structured Securities*	•
Temporary Investments	35
U.S. Government Securities[4]	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.

**	Limited by the amount the Fund invests in foreign securities.

1.	The Fund may enter into futures transactions only with respect to the S&P 500® Index.

2.	The Fund may purchase and sell call and put options.

3.	The Fund may sell covered call and put options and purchase call and put options.

4.	Limited by the amount the Fund invests in fixed income securities and limited to cash equivalents only.

5.	The Fund has no minimum rating criteria for convertible debt securities.

6.	Except as noted under “Convertible Securities” fixed income securities must be investment grade (i.e., rated BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”)).

7.	Equity securities of foreign issuers must be traded in the United States.

3

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Fund and may result in a loss of your investment. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Mid Cap
		Interest						Investment		and
Fund	NAV	Rate	Foreign	Derivatives	Management	Liquidity	Market	Style	Stock	Small Cap	Geographic
Structured U.S. Equity	•	•	•	•	•	•	•	•	•	•	•

■	NAV Risk—The risk that the net asset value (“NAV”) of the Fund and the value of your investment will fluctuate.

■	Interest Rate Risk—The risk that when interest rates increase, fixed income securities held by the Fund will decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.

■	Foreign Risk—The risk that when the Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Fund will also be subject to the risk of negative foreign currency rate fluctuations.

■	Derivatives Risk—The risk that loss may result from the Fund’s investments in options, futures, forwards, swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to the Fund.

■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.

■	Liquidity Risk—The risk that the Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. To meet redemption requests, the Fund may be forced to sell liquid securities, at an unfavorable time and conditions.

Since the Fund may invest in small and mid-capitalization stocks and REITs, it may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

■	Market Risk—The risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

■	Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

4

PRINCIPAL RISKS OF THE FUND

■	Mid Cap and Small Cap Risk—The securities of small capitalization and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks become.

■	Geographic Risk—Concentration of the investments of the Fund in issuers located in a particular country or region will subject the Fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in that country or region.

More information about the Fund’s portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

5

Fund Performance

     HOW THE FUND HAS PERFORMED

The bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Service Shares from year to year; and (b) how the average annual total returns of the Fund’s Service Shares compare to those of a broad-based securities market index.

The bar chart (including “Best Quarter” and “Worst Quarter” information) and table assume reinvestment of dividends and distributions. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, the Fund’s performance would have been reduced. In addition, performance reflects Fund level expenses but does not reflect the fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced.

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q2 ’07 +5.41% Worst Quarter* Q4 ’07 −5.21%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2007	1 Year	Since Inception
Service Shares (Inception 1/9/06)	−1.72%	3.73%
S&P 500® Index**	5.49%	8.99%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

**	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

6

Fund Fees and Expenses
(Service Shares)

This table describes the fees and expenses that you would pay if you buy and hold Service Shares of the Fund.

Structured
U.S. Equity
Fund
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None
Annual Fund Operating Expenses[1] (expenses that are deducted from Fund assets):
Management Fees[2]	0.64%
Distribution and Service (12b-1) Fees[3]*	0.25%
Other Expenses[4]*	0.05%

Total Fund Operating Expenses*	0.94%

*	The “Distribution and Service Fees”, “Other Expenses” and “Total Fund Operating Expenses” shown in the table above do not reflect voluntary fee waivers and expense limitations currently in place with respect to the Fund. The Fund’s “Distribution and Service Fees”, “Other Expenses” and “Total Fund Operating Expenses,” after application of current fee waivers and expense limitations, are as set forth below. These fee waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser and without shareholder approval. If this occurs, the “Distribution and Service Fees”, “Other Expenses” and “Total Fund Operating Expenses” shown below would be higher.

Structured
Annual Fund Operating Expenses[1]	U.S. Equity
(expenses that are deducted from Fund assets):	Fund
Management Fees[2]	0.64%
Distribution and Service (12b-1) Fees[3]	0.21%
Other Expenses[4]	0.05%

Total Fund Operating Expenses (after current waivers and expense limitations)	0.90%

1.	The Fund’s annual operating expenses have been restated to reflect a contractual reduction in transfer agent fees from an annual rate of 0.04% to an annual rate of 0.02% of the average daily net assets of the Fund’s Service Shares. The “Total Fund Operating Expenses” reflect the expenses that are expected to be incurred for the fiscal year ending December 31, 2008.

2.	The Investment Adviser is entitled to a management fee from the Fund at the annual rate equal to the following percentages of the average daily net assets of the Fund:

Management Fee
Average Daily Net Assets	Annual Rate
First $1 Billion	0.65%
Next $1 Billion	0.59%
Over $2 Billion	0.56%

3.	Distribution and service fees for Service Shares after voluntary waivers are not expected to exceed an annual rate of 0.21% of the Fund’s average daily net assets attributable to Service Shares. These waivers may be modified or terminated at any time at the option of Goldman Sachs.

Partic ipating insurance companies may charge other fees to their customers who are beneficial owners of Service Shares in connection with their customers’ accounts. Such fees may affect the return customers realize with respect to their investments.

4.	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.02% of the average daily net assets of the Fund’s Service Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) equal on an annualized basis to 0.044% of the Fund’s average daily net assets. The expense reductions may be modified or terminated at any time at the option of the Investment Adviser without shareholder approval.

Example

The following Example is intended to help you compare the cost of investing in the Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds.

Surrender charges, mortality and expense risk fees and other charges may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies and are not reflected in the Table above and Example below. These fees should be described in the participating insurance companies’ prospectuses. Such fees or charges would reduce the return you may realize with respect to your investments.

The Example assumes that you invest $10,000 in Service Shares of the Fund for the time periods indicated and then redeem all of your Service Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years
Structured U.S. Equity	$96	$300	$520	$1,155

Certain participating insurance companies that invest in Service Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact such organizations for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain participating insurance companies that invest in Service Shares may receive other compensation in connection with the sale and distribution of Service Shares or for services to their customers’ accounts and/or the Fund. For additional information regarding such compensation, see “Service Providers” in the Prospectus and “Payments to Intermediaries” in the SAI.

7

Service Providers

     INVESTMENT ADVISER

Investment Adviser

Goldman Sachs Asset Management, L.P. (“GSAM”) 32 Old Slip New York, New York 10005

GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of December 31, 2007, GSAM, including its investment advisory affiliates, had assets under management of $763 billion.

The Investment Adviser provides day-to-day advice regarding the Fund’s portfolio transactions. The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Fund:

■	Supervises all non-advisory operations of the Fund

■	Provides personnel to perform necessary executive, administrative and clerical services to the Fund

■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and SAIs and other reports filed with the SEC and other regulatory authorities

■	Maintains the records of the Fund

■	Provides office space and all necessary office equipment and services

     MANAGEMENT FEE

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to a fee, computed daily and payable monthly, at the annual rate listed below (as a percentage of the Fund’s average daily net assets):

			Actual Rate for the
	Contractual	Average Daily	Fiscal Year Ended
Fund	Rate	Net Assets	December 31, 2007
Structured	0.65%	First $1 Billion
U.S. Equity	0.59%	Next $1 Billion	0.64%
	0.56%	Over $2 Billion

The Investment Adviser may voluntarily waive a portion of its management fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund in 2007 is available in the Fund’s semi-annual report dated June 30, 2007.

The Investment Adviser, distributor, and/or their affiliates may, from time to time, pay compensation from their own assets (and not as an additional charge to the Fund) to participating insurance companies for administrative services that such companies provide to their variable annuity and variable life insurance contract owners who are invested in the Fund and for other purposes. In addition, the Investment Adviser, distributor, and/or their affiliates may pay compensation from their own assets (and not as an additional charge to the Fund) to various securities dealers (including affiliates of participating insurance companies) (“Intermediaries”) that distribute variable annuity contracts and/or variable life insurance contracts of such companies in connection with the sale, distribution and/or servicing of such contracts. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Fund and other Goldman Sachs Funds, which may consist of payments relating to funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Fund and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by the Investment

8

SERVICE PROVIDERS

Adviser, Distributor and/or their affiliates may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services by the Fund. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. Please refer to the “Payments to Intermediaries” section of the SAI for more information about these payments.

The payments made by the Investment Adviser, distributor and/or their affiliates may differ for different participating insurance companies and Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative, salesperson or participating insurance company to highlight, feature, offer or recommend the Fund based, at least in part, on the level of compensation paid. You should contact your participating insurance company or Intermediary for more information about the payments they receive and any potential conflicts of interest.

     FUND MANAGERS

Quantitative Investment Strategies Team

■	A stable and growing team supported by an extensive internal staff

■	As of December 31, 2007, the team had more than $120 billion in equities under management, including over $60 billion in US equities

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Robert C. Jones, CFA Managing Director Co-Chief Investment Officer	Senior Portfolio Manager— Structured U.S. Equity	Since 1998	Mr. Jones joined the Investment Adviser as a portfolio manager in 1989.

Mark Carhart, PhD., CFA Managing Director Co-Chief Investment Officer	Senior Portfolio Manager— Structured U.S. Equity	Since 2007	Mr. Carhart joined the Investment Adviser in 1997 within the Quantitative Investment Strategies group and has taken on portfolio management responsibilities for the Structured Funds in 2007.

Melissa Brown, CFA Managing Director	Senior Portfolio Manager— Structured U.S. Equity	Since 1998	Ms. Brown joined the Investment Adviser as a portfolio manager in 1998.

Andrew Alford, PhD. Managing Director	Senior Portfolio Manager— Structured U.S. Equity	Since 2007	Mr. Alford joined the Investment Adviser as a researcher in 1998 and has taken on portfolio management responsibilities for the long-only Structured Funds in 2007.

Robert C. Jones, CFA and Mark Carhart, PhD, CFA, are Managing Directors and serve as the Co-Chief Investment Officer for the QIS team. Andrew Alford, PhD, and Melissa Brown, CFA, are Managing Directors and Senior Portfolio Managers on the QIS team, where they are responsible for portfolio management of the U.S. portfolios. The computer optimizer constructs the portfolio based on the team’s models and design and no one person on the team has a subjective override of the computer optimizer process, except in very limited cases.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.

9

     DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of the Fund’s shares. Goldman Sachs, 71 S. Wacker Drive, Chicago, Illinois 60606, also serves as the Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

     ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES
AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Fund or limit the Fund’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may adversely impact the Fund. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Fund, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend the Fund or who engage in transactions with or for the Fund. For more information about conflicts of interest, see the SAI.

Under a securities lending program approved by the Trust’s Board of Trustees, the Trust may retain an affiliate of the Investment Adviser to serve as a securities lending agent for the Fund to the extent that the Fund engages in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. The Board of Trustees periodically reviews all portfolio securities loan transactions for which the affiliated lending agent has acted as lending agent. In addition, the Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions, as permitted by applicable law.

10

Dividends

Dividends from investment company taxable income and distributions from net realized capital gains (if any) are declared and paid by the Fund at least annually. Over the course of the year, accrued and paid dividends and distributions will equal all or substantially all of the Fund’s investment company taxable income and net realized capital gains. All dividends paid on Service Shares will be automatically reinvested in additional Service Shares of the Fund at the NAV of such shares on the payment date, unless an insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of the Fund’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period in accordance with good accounting practice.

11

Shareholder Guide

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Fund’s Service Shares.

How Can I Purchase Or Sell Service Shares Of The Fund?
Service Shares of the Fund are not sold directly to the public. Instead, Fund shares are sold to separate accounts that fund variable annuity and variable life insurance contracts issued by participating insurance companies. You may purchase or sell (redeem) shares of the Fund through variable annuity contracts and variable life insurance policies offered through the separate accounts. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the participating insurance companies. You should refer to those prospectuses for information on how to purchase a variable annuity contract or variable life insurance policy, how to select a specific Fund as an investment option for your contract or policy and how to redeem monies from the Fund.

The separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectus describing the variable annuity contracts and variable life insurance policies issued by the participating insurance companies) to be effected on that day pursuant to variable annuity contracts and variable life insurance policies.

Shares of the Fund may be purchased by separate accounts of both affiliated and unaffiliated participating insurance companies in order to fund both variable annuity and variable life insurance contracts, and also may be purchased by qualified plans. This may present certain conflicts of interests among variable annuity owners, variable life insurance policy owners and plan investors. The Trust’s Board of Trustees will monitor the Trust for the existence of any material irreconcilable conflict of interest. The Trust currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies arising from the fact that interests of the holders of variable annuity contracts and variable life insurance policies may differ due to differences of tax treatment or other considerations or due to conflicts among the participating insurance companies. If, however, a material unreconcilable conflict arises between the holders of variable annuity contracts and variable life insurance policies of participating insurance companies, a participating insurance company may be required to withdraw the assets allocable to some or all of the separate accounts from the Fund. Any such withdrawal could disrupt orderly portfolio management to the potential detriment of such holders.

Shares of the Fund (and other existing and new funds that might be added to the Trust) may also be offered to:

■	Unregistered separate accounts of various participating insurance companies through which variable annuity contracts and variable life insurance policies are sold in non-public offerings.
■	Unregistered separate accounts of various participating insurance companies through which variable annuity contracts and variable life insurance policies are offered exclusively to qualified pension and profit-sharing plans and/or certain governmental plans.
■	Qualified pension and profit-sharing plans. The Trust does not currently anticipate offering shares directly to such plans.

In addition to Service Shares, the Fund offers another class of shares. This other share class is subject to different fees and expenses (which affect performance) and is entitled to different services than Service Shares. Information regarding this other share class can be obtained from Goldman Sachs by calling the number on the back cover of this Prospectus.

How Are Shares Priced?
Service Shares of the Fund are purchased and sold at the Fund’s next determined NAV for its Service Share Class after the Fund receives the order in proper form. Each Class calculates its NAV as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class) Number of the Outstanding Shares of the Class

The Fund’s investments are valued based on market quotations or if market quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined in good faith under procedures established by the Trustees.

In the event that the Fund invests in foreign equity securities, “fair value” prices are provided by an independent fair value service in accordance with the fair value procedures approved by the Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value price for a particular security or if the price does not meet the established criteria for the Fund, the Fund will price that security at the most recent closing price for that security on its principal exchange.

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the

12

SHAREHOLDER GUIDE

securities at the time of determining the Fund’s NAV. Significant events that could effect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

Please note the following with respect to the price at which your transactions are processed:

■	NAV per share of each share class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.

■	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into the Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than its regularly scheduled closing time. In the event the New York Stock Exchange does not open for business, the Trust may, but is not required to, open the Fund for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during this situation, please call 1-800-621-2550.

Foreign securities may trade in their local markets on days the Fund is closed. As a result, if the Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

Do I Have To Pay Any Fees When Purchasing Or Selling Service Shares Of The Fund?
The Fund does not charge any fees when it sells or redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. These fees should be described in the participating insurance companies’ prospectuses.

What Else Should I Know About Service Share Purchases And Redemptions?
The Trust reserves the right to:

■	Suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC.
■	Suspend the offering of shares for a period of time.
■	Reject any purchase order.

■	Close the Fund to new investors from time to time and reopen the Fund whenever it is deemed appropriate by the Fund’s Investment Adviser.

Orders received by the Trust are effected on business days. The separate accounts purchase and redeem shares of the Fund at the Fund’s NAV per share calculated as of the day an order is received by the insurance company although such purchases and redemptions may be executed the next morning. Redemption proceeds paid by wire transfer will normally be wired in federal funds on the next business day after the Trust receives actual notice of the redemption order (for a total of one business day delay), but may be paid up to three business days after receipt of actual notice of the order.

Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.

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What Types Of Reports Will I Be Sent Regarding Investments In The Fund?
As a holder of a variable annuity contract or variable life insurance policy, you will receive annual shareholder reports containing audited financial statements and semi-annual shareholder reports from your participating insurance company.

What Are The Fund’s Voting Procedures?
Participating insurance companies, not the owners of the variable annuity contracts or variable life insurance policies or participants therein, are shareholders of the Fund. To the extent required by law:

■	The participating insurance companies will vote Fund shares held in the separate accounts in a manner consistent with timely voting instructions received from the holders of variable annuity contracts and variable life insurance policies.
■	The participating insurance companies will vote Fund shares held in the separate accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares they own, in the same proportion as those shares for which voting instructions are received.

It is anticipated that Fund shares held by unregistered separate accounts or qualified plans generally will be voted for or against any proposition in the same proportion as all other Fund shares are voted unless the unregistered separate account’s participating insurance company or the plan makes other arrangements.

Additional information concerning voting rights of the participants in the separate accounts is more fully set forth in the prospectus relating to those accounts issued by the participating insurance companies.

     RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemption of Fund shares and does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the Fund. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of the Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any participating insurance company or other investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to the Fund. In making this judgement, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market-timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Goldman Sachs reviews on a regular, periodic basis available information relating to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, Goldman Sachs detects excessive, short term trading. Goldman Sachs is authorized to reject or restrict a purchase or exchange request and may further seek to close an investor’s account with the Fund. Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares are generally held through omnibus arrangements maintained by participating insurance companies or other intermediaries. Omnibus accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors shares are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Fund on a regular basis. A number of these insurance companies or intermediaries may not have the capability or may not be willing or legally able to apply the Fund’s market-timing policies. While Goldman Sachs may monitor share turnover at the omnibus account level, the Fund’s ability to monitor and detect market-timing by shareholders in these omnibus accounts may be limited in certain circumstances, and certain of these insurance companies or intermediaries may charge the Fund a fee for providing certain Shareholder information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market-timing

14

SHAREHOLDER GUIDE

activities. In addition, those inventors who engage in market-timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Fund and Goldman Sachs will be able to identify all those who trade excessively or employ a market-timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by a participating insurance company or intermediary or by certain of their customers. Insurance companies and intermediaries may also monitor their customers’ trading activities in the Fund. The criteria used by insurance companies or intermediaries to monitor for excessive trading may differ from the criteria used by the Fund. If an insurance company or intermediary fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

     DISTRIBUTION SERVICES AND FEES

What Are The Distribution And Service Fees Paid By Service Shares?
The Trust has adopted a distribution and service plan (the “Plan”) under which Service Shares bear distribution and service fees paid to participating insurance companies and Goldman Sachs. If the fees received by Goldman Sachs pursuant to the Plan exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally receives and pays the distribution and service fees on a quarterly basis.

Under the Plan, Goldman Sachs is entitled to a monthly fee from the Fund for distribution services equal, on an annual basis, to 0.25% of the Fund’s average daily net assets attributed to Service Shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

The distribution fees are subject to the requirements of Rule 12b-1 under the Investment Company Act, and may be used (among other things) for:

■	Compensation paid to and expenses incurred by insurance companies and other financial intermediaries, and Goldman Sachs, and their respective officers, employees and sales representatives;

■	Sales commissions;

■	Allocable overhead;

■	Telephone and travel expenses;

■	Interest and other costs associated with the financing of such compensation and expenses;

■	Printing of prospectuses for prospective shareholders;

■	Preparation and distribution of sales literature or advertising of any type; and
■	All other expenses incurred in connection with activities primarily intended to result in the sale of Service Shares.

In addition, the fees may be used for personal and account maintenance services performed and related expenses incurred in connection with Service Shares. Personal and account maintenance services include services relating to assistance to contract owners regarding their investments in Service Shares and responding to contract owner inquiries.

15

Taxation

The Fund is treated as a separate corporate entity for federal tax purposes. The Fund has elected to be treated as a regulated investment company and intends to qualify for such treatment for each taxable year under Subchapter M of Subtitle A, Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”). In addition, the Fund intends to qualify under the Code with respect to the diversification requirements related to variable contracts. Provided that the Fund and a separate account investing in the Fund satisfy applicable tax requirements, the Fund will not be subject to federal tax and any distributions from the Fund to the separate accounts will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or a variable life insurance contract.

Persons investing in variable annuity or variable life insurance contracts should refer to the prospectuses with respect to such contracts for further information regarding the tax treatment of the contracts and the separate accounts in which the contracts are invested.

16

Appendix A
Additional Information on Portfolio Risks,
Securities and Techniques

     A.  GENERAL PORTFOLIO RISKS

The Fund will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that the Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Fund may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility.

To the extent it invests in fixed income securities, the Fund will also be subject to the risks associated with fixed income securities. These risks include interest rate risk, credit/default risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that an issuer or guarantor could default on its obligations, and the Fund will not recover its investment. Call risk and extension risk are normally present when the borrower has the option to prepay its obligations.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Fund and its shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Fund’s historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives, and all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.

     B.  OTHER PORTFOLIO RISKS

Risks of Investing in Small Capitalization and Mid-Capitalization Companies.The Fund may, to the extent consistent with its investment policies, invest in small and mid-capitalization companies. Investments in small and mid-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in these particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small and mid-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies.

17

Investments in small and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Derivative Investments. The Fund may invest in derivative instruments including without limitation, options, futures, options on futures, swaps, structured securities and forward contracts and other derivatives relating to foreign currency transactions. Investments in derivative instruments may be for both hedging and nonhedging purposes (that is, to seek to increase total return, although suitable derivative instruments may not always be available to the Investment Adviser for these purposes). Losses from investments in derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolio risks through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge certain portfolio risks. Investing for nonhedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Foreign Investments. The Fund may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of the Fund’s assets in one or a few countries and currencies will subject the Fund to greater risks than if the Fund’s assets were not geographically concentrated.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs and GDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. Prices of ADRs are quoted in U.S. dollars. GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid

18

APPENDIX A

because it is so called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of the Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Securities purchased by the Fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, markets events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more securities in the Fund’s portfolio become illiquid, the Fund may exceed its 15 percent limitation in illiquid securities. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15 percent of the Fund’s net assets, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

In cases where no clear indication of the value of the Fund’s portfolio securities is available, the portfolio securities will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. For more information on fair valuation, please see “Shareholder Guide—How Are Shares Priced?”

Credit/Default Risks. Debt securities purchased by the Fund may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.

Debt securities rated BBB or higher by Standard & Poor’s or Baa or higher by Moody’s or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. A security satisfies the Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies the Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of the security, is in the best interest of the Fund and its shareholders.

Temporary Investment Risks. The Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year
■	Cash items

When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

Risks of Large Shareholder Redemptions. Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these participating insurance companies or accounts of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may negatively impact the Fund’s brokerage costs.

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     C.  PORTFOLIO SECURITIES AND TECHNIQUES

This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks.

The Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the SAI, which is available upon request.

U.S. Government Securities. The Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

Custodial Receipts and Trust Certificates. The Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities or other types of securities in which the Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes, the Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Bank Obligations. The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Corporate Debt Obligations. The Fund may invest in corporate debt obligations and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. The Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Convertible Securities. The Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which the Fund invests have no minimum rating criteria. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Structured Securities. The Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or

20

APPENDIX A

other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act of 1940, as amended (the “Act”). As a result, the Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.

Structured securities include, but are not limited to, equity linked notes. An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. For example, a note may guarantee the repayment of the original principal amount invested (even if the underlying linked securities have negative performance during the note’s term), but may cap the maximum payment at maturity at a certain percentage of the issuance price or the return of the underlying linked securities. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of the Fund’s investment objective and policies.

Foreign Currency Transactions. The Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. The Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates.

The Fund may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. The Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate that the foreign currency will appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, the Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Because these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price. As an investment company registered with the SEC, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in forward currency contracts.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to

21

sell, the underlying instrument during the option period. The Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. The Fund may also, to the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Fund’s transaction costs. Options written or purchased by the Fund may be traded on either U.S. exchanges or over-the-counter. Over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

When writing an option, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the option contract.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular indices. The Fund may engage in futures transactions on U.S. exchanges.

The Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in securities prices. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Fund.

Futures contracts and related options present the following risks:

■	While the Fund may benefit from the use of futures and options on futures, unanticipated changes in securities prices may result in a poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.
■	The loss incurred by the Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

The Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in futures contracts and options on futures contracts. In the case of futures contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the futures contracts.

Preferred Stock, Warrants and Rights. The Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock

22

APPENDIX A

on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. The Fund may invest in securities of other investment companies, including exchange traded funds (ETFs) such as iSharesSM, subject to statutory limitations prescribed by the Act. These limitations include in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs.

The use of ETFs is intended to help the Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Fund may invest in other investment companies and money market funds beyond the statutory limits described above. Some of those investment companies and money market funds may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Unseasoned Companies. The Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Equity Swaps. The Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, the Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, the Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, the Fund may be unable to terminate its obligations when desired. When entering into a swap contract, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the swap contract.

When-Issued Securities and Forward Commitments. The Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward

23

commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of its repurchase obligation.

If the other party or “seller” defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

The Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. The Fund may engage in securities lending. Securities lending involves the lending of securities owned by the Fund to financial institutions such as certain broker-dealers, including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by the Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, its affiliates or State Street or its affiliates and from which the Investment Adviser, its affiliates or State Street or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral). Loan collateral (including any investment of that collateral) is not subject to the percentage limitations or nonfundamental investment policies described elsewhere in this Prospectus regarding investments in fixed income instruments and cash equivalents.

The Fund may lend its securities to increase its income. The Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Borrowings. The Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of their total assets for temporary or emergency purposes. The Fund may not make additional investments if borrowings exceed 5% of its total assets.

REITs. The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

24

Appendix B
Financial Highlights

Structured U.S. Equity Fund—Service Shares

The financial highlights table is intended to help you understand the Fund’s financial performance for the past fiscal year and fiscal period. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total return reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. If total return reflected all of those fees and expenses, total return would be reduced. The information for the fiscal year ended December 31, 2007 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report (available upon request). The information for the fiscal period ended December 31, 2006 has been audited by the Fund’s former independent registered public accounting firm.

		Income from													Ratios assuming no
		investment operations			Distributions to shareholders										expense reductions
													Ratio of				Ratio of
			Net							Net	Ratio of		net		Ratio of		net
	Net asset		realized			From		Net asset		assets	net		investment		total		investment
	value,	Net	and	Total from	From net	net		value,		at end	expenses		income		expenses		income		Portfolio
	beginning	investment	unrealized	investment	investment	realized	Total	end of	Total	of period	to average		to average		to average		to average		turnover
	of period	income(a)	gain	operations	income	gain	distributions	period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

For the Years Ended December 31,
2007	$14.67	$0.14	$(0.37)	$(0.23)	$(0.15)	$(1.13)	$(1.28)	$13.16	(1.72)%	$205,997	0.79	%(c)	0.94	%(c)	0.97	%(c)	0.76	%(c)	125%
2006(d)	13.54	0.13	1.14	1.27	(0.14)	—	(0.14)	14.67	9.38	261,814	0.80	(e)	0.92	(e)	0.97	(e)	0.75	(e)	99

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.

(c)	Includes non-recurring expense for a special shareholder proxy meeting, which amounted to approximately 0.02% of average net assets.

(d)	Service Share Class commenced operations on January 9, 2006.

(e)	Annualized.

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Goldman Sachs Variable Insurance Trust—
Structured U.S. Equity Fund Prospectus (Service Shares)

     FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Your insurance company will provide you with annual and semi-annual reports if the Fund serves as the investment vehicle for your variable annuity contract or variable life insurance policy.

Statement of Additional Information
Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Fund’s annual and semi-annual reports, and the SAI, are available free upon request by calling Goldman Sachs at 1-800-621-2550. You can also access and download the annual and semi-annual reports and the SAI at the Fund’s website: http://www.goldmansachsfunds.com.

To obtain other information and for shareholder inquiries:

■	By telephone – 1-800-621-2550
■	By mail – Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606-6306
■	On the Internet – SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Trust documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Trust documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090.

The Trust’s investment company registration number is 811-08361.
COREsm is a registered service mark of Goldman, Sachs & Co.
GSAM® is a registered service mark of Goldman, Sachs & Co.

VITUSPROSVC

Prospectus

Institutional
Shares
April 30, 2008

GOLDMAN SACHS VARIABLE INSURANCE TRUST

■	Goldman Sachs Structured Small Cap Equity Fund

Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN THE FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as investment adviser to the Structured Small Cap Equity Fund (the “Fund”). GSAM is referred to in this Prospectus as the “Investment Adviser.”

Goldman Sachs Variable Insurance Trust (the “Trust”) offers shares of the Fund to separate accounts of participating insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Institutional Shares of the Trust are not offered directly to the public. The participating insurance companies, not the owners of the variable annuity contracts or variable life insurance policies or participants therein, are shareholders of the Fund. The Fund pools the monies of these separate accounts and invests these monies in a portfolio of securities pursuant to the Fund’s stated investment objective.

The investment objective and policies of the Fund are similar to the investment objectives and policies of other mutual funds that the Investment Adviser manages. Although the objectives and policies may be similar, the investment results of the Fund may be higher or lower than the results of such other mutual funds. The Investment Adviser cannot guarantee, and makes no representation, that the investment results of similar funds will be comparable even though the funds have the same Investment Adviser.

     QUANTITATIVE STYLE FUND

GSAM’s Quantitative Investment Philosophy:

GSAM’s quantitative style of funds management emphasizes the three building blocks of active management: fundamentally based stock selection, careful portfolio construction and efficient implementation.

     GOLDMAN SACHS STRUCTURED FUND
     BUILDING BLOCKS

Step 1: Stock Selection
The Investment Adviser attempts to forecast expected returns on approximately 3,500 stocks of U.S. issuers on a daily basis using proprietary COREsm (“Computer-Optimized, Research-Enhanced”) models developed by the Quantitative Investment Strategies (“QIS”) team. These quantitative models are based on six investment themes—Valuation, Profitability, Quality, Management, Momentum and Sentiment. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing measures of the company’s intrinsic value to its market value. Profitability assesses whether the company is earning more than its cost of capital. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Management assesses the characteristics, policies and strategic decisions of company management. Momentum predicts drift in stock prices caused by under-reaction to company-specific information. Finally, Sentiment reflects selected investment views and decisions of individuals and financial intermediaries.

Step 2: Portfolio Construction
The Investment Adviser uses a proprietary risk model to help manage the expected deviation of the portfolio’s returns from those of the benchmark. The model attempts to identify and measure the comparative risks between equity investments as accurately as possible by including all the above themes used in the return model, as well as several other factors associated with risk but not return. In this process, the Investment Adviser seeks to manage risk by maintaining characteristics such as size and sector weights close to the benchmark as well as limiting the size of individual stock positions, while seeking to maximize excess returns by overweighting stocks with positive characteristics identified in the return models and underweighting stocks with negative characteristics relative to their benchmark weights. A computer optimizer evaluates many different securities combinations (considering many possible weightings) in an effort to construct the most efficient risk/return portfolio (taking into account estimated transaction costs) given each Structured Fund’s benchmark and target tracking error.

Step 3: Efficient Implementation
The portfolio management team considers transaction costs at each step of the investment process. The team incorporates expected portfolio turnover when assigning weights to the variables in the multifactor model. The team also factors expected execution costs into portfolio construction and evaluates multiple trading options. The team then selects the trading strategy it believes will minimize the total transaction costs to the Fund.

The Goldman Sachs Structured Small Cap Equity Fund is fully invested, broadly diversified and offers consistent overall portfolio characteristics. It may serve as a good foundation on which to build a portfolio.

References in this Prospectus to the Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how the Fund is managed.

1

Fund Investment Objective and Strategies

Goldman Sachs
Structured Small Cap Equity Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell 2000® Index

Investment Focus:	Equity investments in small-cap U.S. companies

Investment Style:	Quantitative, applied to small-cap growth and value (blend) stocks

     INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity investments in U.S. issuers.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a broadly diversified portfolio of equity investments in small-cap U.S. issuers, including foreign issuers that are traded in the United States. These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) similar to that of the range of the market capitalization of companies constituting the Russell 2000® Index at the time of investment. The Fund is not required to limit its investments to securities in the Russell 2000® Index. In addition, if the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. As of December 31, 2007, the capitalization range of the Russell 2000® Index was between approximately $27 million and $8.6 billion.

*	To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggest ed by its name.

As discussed in “General Investment Management Approach,” the Fund’s investments are selected using a variety of quantitative techniques, derived from fundamental research including but not limited to valuation, momentum, profitability and earnings quality, in seeking to maximize the Fund’s expected return. The Fund maintains risk, style, capitalization and industry characteristics similar to the Russell 2000® Index. The Russell 2000® Index is an index designed to represent an investable universe of small cap companies. The Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark.

Other. The Fund’s investments in fixed income securities are limited to securities that are considered cash equivalents.

2

Other Investment Practices and Securities

The tables below identify some of the investment techniques that may (but are not required to) be used by the Fund in seeking to achieve its investment objective. Numbers in the tables show allowable usage only; for actual usage, consult the Fund’s annual/semi-annual reports. For more information about these and other investment practices and securities, see Appendix A. The Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each calendar quarter subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, the Fund publishes on its website month-end top ten holdings subject to a ten calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

Structured
10 Percent of total assets (including securities lending collateral) (italic type)	Small
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)	Cap Equity
• No specific percentage limitation on usage; limited only by the objective and strategies of the Fund	Fund
Investment Practices
Borrowings	33	1/3
Cross Hedging of Currencies	•
Custodial Receipts and Trust Certificates	•
Equity Swaps*	•
Index Swaps*	•
Foreign Currency Transactions**	•
Futures Contracts and Options on Futures Contracts[1]	•
Investment Company Securities	10
Options on Foreign Currencies[2]	•
Options on Securities and Securities Indices[3]	•
Repurchase Agreements	•
Securities Lending	33	1/3
Unseasoned Companies	•
Preferred Stock, Warrants and Stock Purchase Rights	•
When-Issued Securities and Forward Commitments	•

10 Percent of Total Assets (excluding securities lending collateral) (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
 •   No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund

Investment Securities
American, European and Global Depositary Receipts	•
Bank Obligations[4]	•
Convertible Securities[5]	•
Corporate Debt Obligations[4]	•
Equity Investments	80	+
Fixed Income Securities[4,6]	20
Foreign Securities[7]	•
Real Estate Investment Trusts (“REITs”)	•
Structured Securities*	•
Temporary Investments	35
U.S. Government Securities[4]	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.
**	Limited by the amount the Fund invests in foreign securities.
1.	The Fund may enter into futures transactions only with respect to a representative index.
2.	The Fund may purchase and sell call and put options.
3.	The Fund may sell covered call and put options and purchase call and put options.

4.	Limited by the amount the Fund invests in fixed income securities and limited to cash equivalents only. The Fund may invest in bank obligations issued by U.S. or foreign banks.

5.	The Fund has no minimum rating criteria for convertible debt securities.

6.	Except as noted under Convertible Securities, fixed income securities must be investment grade (i.e., rated BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”)).

7.	Equity securities of foreign issuers must be traded in the United States.

3

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Fund and may result in a loss of your investment. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Mid Cap
		Interest						Investment		and
Fund	NAV	Rate	Foreign	Derivatives	Management	Liquidity	Market	Style	Stock	Small Cap
Structured Small Cap Equity	•	•	•	•	•	•	•	•	•	•

■	NAV Risk—The risk that the net asset value (“NAV”) of the Fund and the value of your investment will fluctuate.

■	Interest Rate Risk—The risk that when interest rates increase, fixed income securities held by the Fund will decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.

■	Foreign Risk—The risk that when the Fund invests in foreign securities, it will be subject to risks of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Fund will also be subject to the risk of negative foreign currency rate fluctuations.

■	Derivatives Risk—The risk that loss may result from the Fund’s investments in options, futures, forwards, swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to the Fund.

■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.

■	Liquidity Risk—The risk that the Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. To meet redemption requests, the Fund may be forced to sell liquid securities, at an unfavorable time and conditions.

Since the Fund may invest in small and mid-capitalization stocks and REITs, it may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

■	Market Risk—The risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

■	Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

4

PRINCIPAL RISKS OF THE FUND

■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

■	Mid Cap and Small Cap Risk—The securities of small capitalization and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks become.

More information about the Fund’s portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

5

Fund Performance

     HOW THE FUND HAS PERFORMED

The bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Institutional shares compares to those of a broad-based securities market index.

The bar chart (including “Best Quarter” and “Worst Quarter” information) and table assume reinvestment of dividends and distributions. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Performance reflects expense limitations in effect. If expense limitations were not in place, the Fund’s performance would have been reduced. In addition, performance reflects Fund level expenses but does not reflect the fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced.

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q2 ’03 +21.89% Worst Quarter* Q3 ’02 −19.60%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2007	1 Year	5 Years	Since Inception
Institutional Shares (Inception 2/13/98)	−16.48%	11.05%	5.06%
Russell 2000® Index**	−1.57%	16.24%	6.80%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

**	The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

6

Fund Fees and Expenses
(Institutional Shares)

This table describes the fees and expenses that you would pay if you buy and hold Institutional Shares of the Fund.

Structured
Small Cap
Equity Fund
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None
Annual Fund Operating Expenses[1] (expenses that are deducted from Fund assets):
Management Fees[2]*	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses[3]*	0.15%

Total Fund Operating Expenses*	0.90%

*	The “Management Fees,” “Other Expenses” and “Total Fund Operating Expenses” shown in the table above do not reflect voluntary management fee waivers and expense limitation agreements. The Fund’s “Management Fees,” “Other Expenses,” and “Total Fund Operating Expenses,” after applications of current management fee waivers and expense limitations, are as set forth below. These waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser and without shareholder approval. If this occurs, “Management Fees,” “Other Expenses” and “Total Fund Operating Expenses” shown below would be higher.

Annual Fund Operating Expenses After[1]	Structured Small Cap
(expenses that are deducted from Fund assets):	Equity Fund
Management Fees[2]	0.73%
Distribution and Service (12b-1) Fees	None
Other Expenses[3]	0.13%

Total Fund Operating Expenses (after current waivers and expense limitations)	0.86%

[1]	The Fund’s annual operating expenses have been restated to reflect a contractual reduction in transfer agent fees from an annual rate of 0.04% to an annual rate of 0.02% of the average daily net assets of the Fund’s Institutional Shares. The “Total Fund Operating Expenses” reflect the expenses that are expected to be incurred for the fiscal year ending December 31, 2008.

[2]	The Investment Adviser is entitled to a management fee from the Fund at the annual rate equal to the following percentages of the average daily net assets of the Fund:

Management Fee
Average Daily Net Assets	Annual Rate
First $2 Billion	0.75%
Over $2 Billion	0.68%

As of the date of this Prospectus, the Investment Adviser has voluntarily agreed to waive a portion of its management fee equal to 0.02% of the Fund’s average daily net assets. This waiver may be modified or terminated at any time at the option of the Investment Adviser.

[3]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.02% of the average daily net assets of the Fund’s Institutional Shares plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) equal on an annualized basis to 0.114% of the Fund’s average daily net assets. The expense reduction may be modified or terminated at any time at the option of the Investment Adviser without shareholder approval.

Example

The following Example is intended to help you compare the cost of investing in the Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds.

Surrender charges, mortality and expense risk fees and other charges may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies and are not reflected in the Table above and Example below. These fees should be described in the participating insurance companies’ prospectuses. Such fees or charges would reduce the return you may realize with respect to your investments.

The Example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated and then redeem all of your Institutional Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years
Structured Small Cap Equity	$92	$287	$498	$1,108

Certain participating insurance companies that invest in Institutional Shares may receive other compensation in connection with the sale and distribution of Institutional Shares or for services to their customers’ accounts and/or the Fund. For additional information regarding such compensation, see “Service Providers” in the Prospectus and “Payments to Intermediaries” in the SAI.

7

Service Providers

     INVESTMENT ADVISER

Investment Adviser

Goldman Sachs Asset Management, L.P. (“GSAM”) 32 Old Slip New York, New York 10005

GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of December 31, 2007, GSAM, including its investment advisory affiliates, had assets under management of $763 billion.

The Investment Adviser provides day-to-day advice regarding the Fund’s portfolio transactions. The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Fund:

■	Supervises all non-advisory operations of the Fund
■	Provides personnel to perform necessary executive, administrative and clerical services to the Fund

■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and SAIs and other reports filed with the SEC and other regulatory authorities

■	Maintains the records of the Fund
■	Provides office space and all necessary office equipment and services

     MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to a fee, computed daily and payable monthly, at the annual rate listed below (as a percentage of the Fund’s average daily net assets):

			Actual Rate for the
	Contractual	Average Daily	Fiscal Year Ended
Fund	Rate	Net Assets	December 31, 2007
Structured Small	0.75%	First $2 Billion	0.73%
Cap Equity	0.68%	Over $2 Billion

The Investment Adviser may voluntarily waive a portion of its management fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund in 2007 is available in the Fund’s semi-annual report dated June 30, 2007.

The Investment Adviser, distributor, and/or their affiliates may, from time to time, pay compensation from their own assets (and not as an additional charge to the Fund) to participating insurance companies for administrative services that such companies provide to their variable annuity and variable life insurance contract owners who are invested in the Fund and for other purposes. In addition, the Investment Adviser, distributor, and/or their affiliates may pay compensation from their own assets (and not as an additional charge to the Fund) to various securities dealers (including affiliates of participating insurance companies) (“Intermediaries”) that distribute variable annuity contracts and/or variable life insurance contracts of such companies in connection with the sale, distribution and/or servicing of such contracts. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Fund and other Goldman Sachs Funds, which may consist of payments relating to funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Fund and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by the Investment Adviser, Distributor and/or their affiliates may also compensate

8

SERVICE PROVIDERS

Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services by the Fund. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. Please refer to the “Payments to Intermediaries” section of the SAI for more information about these payments.

The payments made by the Investment Adviser, Distributor and/or their affiliates may differ for different participating insurance companies and Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative, salesperson or participating insurance company to highlight, feature, offer or recommend the Fund based, at least in part, on the level of compensation paid. You should contact your participating insurance company or Intermediary for more information about the payments they receive and any potential conflicts of interest.

     FUND MANAGERS

Quantitative Investment Strategies Team

■	A stable and growing team supported by an extensive internal staff

■	As of December 31, 2007, the team had more than $120 billion in equities under management, including over $60 billion in U.S. equities

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Robert C. Jones, CFA Managing Director Co-Chief Investment Officer	Senior Portfolio Manager— Structured Small Cap Equity	Since 1998	Mr. Jones joined the Investment Advisor as a portfolio manager in 1989.

Mark Carhart, PhD., CFA Managing Director Co-Chief Investment Officer	Senior Portfolio Manager— Structured Small Cap Equity	Since 2007	Mr. Carhart joined the Investment Adviser in 1997 within the Quantitative Investment Strategies group and has taken on portfolio management responsibilities for the Structured Funds in 2007.

Melissa Brown, CFA Managing Director	Senior Portfolio Manager— Structured Small Cap Equity	Since 1998	Ms. Brown joined the Investment Adviser as a portfolio manager in 1998.

Andrew Alford, PhD. Managing Director	Senior Portfolio Manager— Structured Small Cap Equity	Since 2007	Mr. Alford joined the Investment Adviser as a researcher in 1998 and has taken on portfolio management responsibilities for the long-only Structured Funds in 2007.

Robert C. Jones, CFA and Mark Carhart, PhD, CFA, are Managing Directors and serve as Co-Chief Investment Officers for the QIS team. Andrew Alford, PhD, and Melissa Brown, CFA, are Managing Directors and Senior Portfolio Managers on the QIS team, where they are responsible for portfolio management of the U.S. portfolios. The computer optimizer constructs the portfolio based on the team’s models and design and no one person on the team has a subjective override of the computer optimizer process, except in very limited cases.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.

9

     DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of the Fund’s shares. Goldman Sachs, 71 S. Wacker Drive, Chicago, Illinois 60606, also serves as the Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

     ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES
     AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Fund or limit the Fund’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and the major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may adversely impact the Fund. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Fund, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund. For more information about conflicts of interest, see the SAI.

Under a securities lending program approved by the Trust’s Board of Trustees, the Trust may retain an affiliate of the Investment Adviser to serve as a securities lending agent for the Fund to the extent that the Fund engages in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. The Board of Trustees periodically reviews all portfolio securities loan transactions for which the affiliated lending agent has acted as lending agent. In addition, the Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions, as permitted by applicable law.

10

Dividends

Dividends from investment company taxable income and distributions from net realized capital gains (if any) are declared and paid by the Fund at least annually. Over the course of the year, accrued and paid dividends and distributions will equal all or substantially all of the Fund’s investment company taxable income and net realized capital gains. All dividends paid on Institutional Shares will be automatically reinvested in additional Institutional Shares of the Fund at the NAV of such shares on the payment date, unless an insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of the Fund’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period in accordance with good accounting practice.

11

Shareholder Guide

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Fund’s shares.

How Can I Purchase Or Sell Institutional Shares Of The Fund?
Institutional Shares of the Fund are not sold directly to the public. Instead, Fund shares are sold to separate accounts that fund variable annuity and variable life insurance contracts issued by participating insurance companies. You may purchase or sell (redeem) shares of the Fund through variable annuity contracts and variable life insurance policies offered through the separate accounts. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the participating insurance companies. You should refer to those prospectuses for information on how to purchase a variable annuity contract or variable life insurance policy, how to select a specific Fund as an investment option for your contract or policy and how to redeem monies from the Fund.

The separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectus describing the variable annuity contracts and variable life insurance policies issued by the participating insurance companies) to be effected on that day pursuant to variable annuity contracts and variable life insurance policies.

Shares of the Fund may be purchased by separate accounts of both affiliated and unaffiliated participating insurance companies in order to fund both variable annuity and variable life insurance contracts, and also may be purchased by qualified plans. This may present certain conflicts of interests among variable annuity owners, variable life insurance policy owners and plan investors. The Trust’s Board of Trustees will monitor the Trust for the existence of any material irreconcilable conflict of interest. The Trust currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies arising from the fact that interests of the holders of variable annuity contracts and variable life insurance policies may differ due to differences of tax treatment or other considerations or due to conflicts among the participating insurance companies. If, however, a material unreconcilable conflict arises between the holders of variable annuity contracts and variable life insurance policies of participating insurance companies, a participating insurance company may be required to withdraw the assets allocable to some or all of the separate accounts from the Fund. Any such withdrawal could disrupt orderly portfolio management to the potential detriment of such holders.

Shares of the Fund (and other existing and new funds that might be added to the Trust) may also be offered to:

■	Unregistered separate accounts of various participating insurance companies through which variable annuity contracts and variable life insurance policies are sold in non-public offerings.
■	Unregistered separate accounts of various participating insurance companies through which variable annuity contracts and variable life insurance policies are offered exclusively to qualified pension and profit-sharing plans and/or certain governmental plans.
■	Qualified pension and profit-sharing plans. The Trust does not currently anticipate offering shares directly to such plans.

In addition to Institutional Shares, the Fund offers another class of shares. This other share class is subject to different fees and expenses (which affect performance) and is entitled to different services than Institutional Shares. Information regarding this other share class can be obtained form Goldman Sachs by calling the number on the back of this Prospectus.

How Are Shares Priced?
Institutional Shares of the Fund are purchased and sold at the Fund’s next determined NAV for a share class after the Fund receives the order in proper form. Each class calculates its NAV as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class) Number of the Fund’s Outstanding Shares of the Class

The Fund’s investments are valued based on market quotations, or if market quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined in good faith under procedures established by the Trustees.

In the event the Fund invests in foreign equity securities, “fair value” prices are provided by an independent fair value service in accordance with the fair value procedures approved by the Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value price for a particular security, or if the price provided does not meet the established criteria for the Fund, the, Fund will price that

12

SHAREHOLDER GUIDE

security at the most recent closing price for that security on its principal exchange.

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

Please note the following with respect to the price at which your transactions are processed:

■	NAV per share of each share class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.

■	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.

■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into the Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than its regularly scheduled closing time. In the event the New York Stock Exchange does not open for business, the Trust may, but is not required to, open the Fund for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during this situation, please call 1-800-621-2550.

Foreign securities may trade in their local markets on days the Fund is closed. As a result, if the Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

Do I Have To Pay Any Fees When Purchasing Or Selling Institutional Shares Of The Fund?
The Fund does not charge any fees when it sells or redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. These fees should be described in the participating insurance companies’ prospectuses.

What Else Should I Know About Share Purchases And Redemptions?
The Trust reserves the right to:

■	Suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC.
■	Suspend the offering of shares for a period of time.
■	Reject any purchase order.
■	Close the Fund to new investors from time to time and reopen the Fund whenever it is deemed appropriate by the Fund’s Investment Adviser.

Orders received by the Trust are effected on business days. The separate accounts purchase and redeem shares of the Fund at the Fund’s NAV per share calculated as of the day an order is received by the insurance company although such purchases and redemptions may be executed the next morning. Redemption proceeds paid by wire transfer will normally be wired in federal funds on the next business day after the Trust receives actual notice of the redemption order (for a total of one

13

business day delay), but may be paid up to three business days after receipt of actual notice of the order.

Effective December 31, 2007, the Fund’s Institutional Shares were closed to new investments from all new accounts, although a participating life insurance company that holds the Fund’s Institutional Shares in a separate account as of December 31, 2007 may continue to purchase the Fund’s Institutional Shares for that particular account in an existing product. Newly registered products of existing participating life insurance companies or separate accounts may no longer purchase Institutional Shares of the Fund.

The Fund may resume sales of Institutional Shares to new investors at some future date. Additionally, the Fund may enter into asset purchase or other reorganization transactions with other investment companies that involve the issuance of Institutional Shares of the Fund to new accounts, and such new accounts may continue to make additional purchases and reinvest dividends and capital gains distributions into their accounts.

Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.

What Types Of Reports Will I Be Sent Regarding Investments In The Fund?
As a holder of a variable annuity contract or variable life insurance policy, you will receive annual shareholder reports containing audited financial statements and semi-annual shareholder reports from your participating insurance company.

What Are The Fund’s Voting Procedures?
Participating insurance companies, not the owners of the variable annuity contracts or variable life insurance policies or participants therein, are shareholders of the Fund. To the extent required by law:

■	The participating insurance companies will vote Fund shares held in the separate accounts in a manner consistent with timely voting instructions received from the holders of variable annuity contracts and variable life insurance policies.
■	The participating insurance companies will vote Fund shares held in the separate accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares they own, in the same proportion as those shares for which voting instructions are received.

It is anticipated that Fund shares held by unregistered separate accounts or qualified plans generally will be voted for or against any proposition in the same proportion as all other Fund shares are voted unless the unregistered separate account’s participating insurance company or the plan makes other arrangements.

Additional information concerning voting rights of the participants in the separate accounts is more fully set forth in the prospectus relating to those accounts issued by the participating insurance companies.

     RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the Fund. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any participating insurance company or other investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchases or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to the Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market-timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Goldman Sachs reviews on a regular, periodic basis available information relating to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within

14

SHAREHOLDER GUIDE

a period of time. Consistent with the standards described above, if, in its judgment, Goldman Sachs detects excessive, short term trading, Goldman Sachs is authorized to reject or restrict a purchase or exchange request and may further seek to close an investor’s account with the Fund. Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares are generally held through omnibus arrangements maintained by participating insurance companies or other intermediaries. Omnibus accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors shares are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Fund on a regular basis. A number of these insurance companies or intermediaries may not have the capability or may not be willing or legally able to apply the Fund’s market-timing policies. While Goldman Sachs may monitor share turnover at the omnibus account level, the Fund’s ability to monitor and detect market-timing by shareholders in these omnibus accounts may be limited in certain circumstances, and certain of these insurance companies or intermediaries may charge the Fund a fee for providing certain shareholder information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market-timing activities. In addition, those investors who engage in market-timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Fund and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by a participating insurance company or intermediary or by certain of their customers. Insurance companies and intermediaries may also monitor their customers’ trading activities in the Fund. The criteria used by insurance companies or intermediaries to monitor for excessive trading may differ from the criteria used by the Fund. If an insurance company or intermediary fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

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Taxation

The Fund is treated as a separate corporate entity for federal tax purposes. The Fund has elected to be treated as a regulated investment company and intends to qualify for such treatment for each taxable year under Subchapter M of Subtitle A, Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”). In addition, the Fund intends to qualify under the Code with respect to the diversification requirements related to variable contracts. Provided that the Fund and a separate account investing in the Fund satisfy applicable tax requirements, the Fund will not be subject to federal tax and any distributions from the Fund to the separate account will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or a variable life insurance contract.

Persons investing in variable annuity or variable life insurance contracts should refer to the prospectuses with respect to such contracts for further information regarding the tax treatment of the contracts and the separate accounts in which the contracts are invested.

16

Appendix A
Additional Information on Portfolio Risks,
Securities and Techniques

     A.  GENERAL PORTFOLIO RISKS

The Fund will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that the Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Fund may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility.

To the extent that the Fund invests in fixed income securities, the Fund will also be subject to the risks associated with its fixed income securities. These risks include interest rate risk, credit/default risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that an issuer or guarantor could default on its obligations, and the Fund will not recover its investment. Call risk and extension risk are normally present when the borrower has the option to prepay its obligations.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Fund and its shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Fund’s historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives, and all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.

     B.  OTHER PORTFOLIO RISKS

Risks of Investing in Small Capitalization and Mid-Capitalization Companies. The Fund may, to the extent consistent with its investment policies, invest in small and mid-capitalization companies. Investments in small and mid-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in these particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small and mid-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies.

17

Investments in small and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Derivative Investments. The Fund may invest in derivative instruments including without limitation, options, futures, options on futures, swaps, structured securities and forward contracts and other derivatives relating to foreign currency transactions. Investments in derivative instruments may be for both hedging and nonhedging purposes (that is, to seek to increase total return, although suitable derivative instruments may not always be available to the Investment Adviser for these purposes). Losses from investments in derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolio risks through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge certain portfolio risks. Investing for nonhedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Foreign Investments. The Fund may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs and GDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. Prices of ADRs are quoted in U.S. dollars. GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and swap transactions

■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

18

APPENDIX A

Investing in 144A Securities may decrease the liquidity of the Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Securities purchased by the Fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, markets events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more securities in the Fund’s portfolio become illiquid, the Fund may exceed its 15 percent limitation in illiquid securities. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15 percent of the Fund’s net assets, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

In cases where no clear indication of the value of the Fund’s portfolio securities is available, the portfolio securities will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. For more information on fair valuation, please see “Shareholder Guide—How Are Shares Priced?”

Credit/Default Risks. Debt securities purchased by the Fund may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.

Debt securities rated BBB or higher by Standard & Poor’s or Baa or higher by Moody’s or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. A security satisfies the Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies the Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of the security, is in the best interest of the Fund and its shareholders.

Temporary Investment Risks. The Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

■	Cash items

When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

Risks of Large Shareholder Redemptions. Certain participating insurance companies, accounts or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these funds participating insurance companies or accounts of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may negatively impact the Fund’s brokerage costs.

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     C.  PORTFOLIO SECURITIES AND TECHNIQUES

This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks.

The Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the SAI, which is available upon request.

U.S. Government Securities. The Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

Custodial Receipts and Trust Certificates. The Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities or other types of securities in which the Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes, the Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Bank Obligations. The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Corporate Debt Obligations. The Fund may invest in corporate debt obligations and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. The Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Convertible Securities. The Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which the Fund invests have no minimum rating criteria. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Structured Securities. The Fund may invest in structured securities. Structured securities are securities whose value is

20

APPENDIX A

determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act of 1940, as amended (the “Act”). As a result, the Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.

Structured securities include, but are not limited to, equity linked notes. An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. For example, a note may guarantee the repayment of the original principal amount invested (even if the underlying linked securities have negative performance during the note’s term), but may cap the maximum payment at maturity at a certain percentage of the issuance price or the return of the underlying linked securities. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of the Fund’s investment objective and policies.

Foreign Currency Transactions. The Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. The Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates.

The Fund may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. The Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate that the foreign currency will appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, the Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price. As an invest company registered with the SEC, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in forward currency contracts.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option

21

period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. The Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. The Fund may also, to the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Fund’s transaction costs. Options written or purchased by the Fund may be traded on either U.S. exchanges or over-the-counter. Over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

When writing an option, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the option contract.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular indices. The Fund may engage in futures transactions on U.S. exchanges.

The Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in securities prices. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Fund.

Futures contracts and related options present the following risks:

■	While the Fund may benefit from the use of futures and options on futures, unanticipated changes in securities prices may result in a poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.
■	The loss incurred by the Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

The Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in futures contracts and options on futures contracts. In the case of futures contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the futures contracts.

Preferred Stock, Warrants and Rights. The Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock,

22

APPENDIX A

including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. The Fund may invest in securities of other investment companies, including exchange traded funds (ETFs) such as iSharesSM, subject to statutory limitations prescribed by the Act. These limitations include in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs.

The use of ETFs is intended to help the Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Fund may invest in other investment companies and money market funds beyond the statutory limits described above. Some of those investment companies and money market funds may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Unseasoned Companies. The Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Equity Swaps. The Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, the Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, the Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, the Fund may be unable to terminate its obligations when desired. When entering into a swap contract, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the swap contract.

When-Issued Securities and Forward Commitments. The Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward

23

commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of its repurchase obligation.

If the other party or “seller” defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

The Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. The Fund may engage in securities lending. Securities lending involves the lending of securities owned by the Fund to financial institutions such as certain broker-dealers, including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by the Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, its affiliates or State Street or its affiliates and from which the Investment Adviser, its affiliates or State Street or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral). Loan collateral (including any investment of that collateral) is not subject to the percentage limitations or nonfundamental policies described elsewhere in this Prospectus regarding investments in fixed income instruments and cash equivalents.

The Fund may lend its securities to increase its income. The Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Borrowings. The Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of their total assets for temporary or emergency purposes. The Fund may not make additional investments if borrowings exceed 5% of its total assets.

REITs. The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

24

Appendix B
Financial Highlights

Structured Small Cap Equity Fund—Institutional Shares

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total return reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. If total return reflected all of those fees and expenses, total return would be reduced. The information for the fiscal year ended December 31, 2007 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report (available upon request). The information for the fiscal years ended December 31, 2006, 2005, 2004 and 2003 has been audited by the Fund’s former independent registered public accounting firm.

															Ratios assuming no
		Income (loss) from													expense reductions
		investment operations			Distributions to shareholders
													Ratio of				Ratio of
			Net							Net	Ratio of		net		Ratio of		net
	Net asset		realized			From		Net asset		assets	net		investment		total		investment
	value,	Net	and	Total from	From net	net		value,		at end	expenses		income		expenses		income		Portfolio
	beginning	investment	unrealized	investment	investment	realized	Total	end of	Total	of year	to average		to average		to average		to average		turnover
	of year	income(a)	gain (loss)	operations	income	gain	distributions	year	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

For the Years Ended December 31,
2007	$14.44	$0.07 (c)	$(2.42)	$(2.35)	$(0.05)	$(1.33)	$(1.38)	$10.71	(16.48)%	$152,896	0.90	%(d)	0.49	%(c)(d)	0.95	%(d)	0.44	%(c)(d)	163%
2006	13.93	0.07	1.64	1.71	(0.10)	(1.10)	(1.20)	14.44	12.27	202,929	0.87		0.49		0.99		0.37		133
2005	14.40	0.05	0.86	0.91	(0.04)	(1.34)	(1.38)	13.93	6.07	195,042	0.89		0.37		0.93		0.33		119
2004	12.99	0.02	2.10	2.12	(0.03)	(0.68)	(0.71)	14.40	16.33	191,821	0.90		0.14		0.97		0.07		146
2003	9.19	0.04	4.18	4.22	(0.03)	(0.39)	(0.42)	12.99	46.00	181,765	1.03		0.40		1.25		0.18		141

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year.

(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.14% of average net assets.

(d)	Includes non-recurring expense for a special shareholder proxy meeting, which amounted to approximately 0.03% of average net assets.

25

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Goldman Sachs Variable Insurance Trust – Structured Small Cap Equity Fund Prospectus
(Institutional Shares)

     FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Your insurance company will provide you with annual and semi-annual reports if the Fund serves as the investment vehicle for your variable annuity contract or variable life insurance policy.

Statement of Additional Information
Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Fund’s annual and semi-annual reports, and the SAI are available free upon request by calling Goldman Sachs at 1-800-621-2550. You can also access and download the annual and semi-annual reports and the SAI at the Fund’s website: http://www.goldmansachsfunds.com.

To obtain other information and for shareholder inquiries:

■	By telephone – 1-800-621-2550

■	By mail – Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606-6306

■	On the Internet – SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Trust documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Trust documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090.

The Trust’s investment company registration number is 811-08361.
CORESM is a registered service mark of Goldman, Sachs & Co.
GSAM® is a registered service mark of Goldman, Sachs & Co.

VITSCPRO

Prospectus

Service
Shares

April 30, 2008

GOLDMAN SACHS VARIABLE INSURANCE TRUST

■	Goldman Sachs Structured Small Cap Equity Fund

Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN THE FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”), serves as investment adviser to the Structured Small Cap Equity Fund (the “Fund”). GSAM is referred to in this Prospectus as the “Investment Adviser.”

Goldman Sachs Variable Insurance Trust (the “Trust”) offers shares of the Fund to separate accounts of participating insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Service Shares of the Trust are not offered directly to the public. The participating insurance companies, not the owners of the variable annuity contracts or variable life insurance policies or participants therein, are shareholders of the Fund. The Fund pools the monies of these separate accounts and invests these monies in a portfolio of securities pursuant to the Fund’s stated investment objective.

The investment objective and policies of the Fund are similar to the investment objectives and policies of other mutual funds that the Investment Adviser manages. Although the objectives and policies may be similar, the investment results of the Fund may be higher or lower than the results of such other mutual funds. The Investment Adviser cannot guarantee, and makes no representation, that the investment results of similar funds will be comparable even though the funds have the same Investment Adviser.

     QUANTITATIVE STYLE FUND

GSAM’s Quantitative Investment Philosophy:

GSAM’s quantitative style of funds management emphasizes the three building blocks of active management: fundamentally-based stock selection, careful portfolio construction and efficient implementation.

GOLDMAN SACHS STRUCTURED FUND BUILDING BLOCKS

Step 1: Stock Selection
The Investment Adviser attempts to forecast expected returns on approximately 3,500 stocks of U.S. issuers on a daily basis using proprietary COREsm (“Computer-Optimized, Research-Enhanced”) models developed by the Quantitative Investment Strategies (“QIS”) team. These quantitative models are based on six investment themes—Valuation, Profitability, Quality, Management, Momentum and Sentiment. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing measures of the company’s intrinsic value to its market value. Profitability assesses whether the company is earning more than its cost of capital. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Management assesses the characteristics, policies and strategic decisions of company management. Momentum predicts drift in stock prices caused by under-reaction to company-specific information. Finally, Sentiment reflects selected investment views and decisions of individuals and financial intermediaries.

Step 2: Portfolio Construction
The Investment Adviser uses a proprietary risk model to help manage the expected deviation of the portfolio’s returns from those of the benchmark. The model attempts to identify and measure the comparative risks between equity investments as accurately as possible by including all the above themes used in the return model, as well as several other factors associated with risk but not return. In this process, the Investment Adviser seeks to manage risk by maintaining characteristics such as size and sector weights close to the benchmark as well as limiting the size of individual stock positions, while seeking to maximize excess returns by overweighting stocks with positive characteristics identified in the return models and underweighting stocks with negative characteristics relative to their benchmark weights. A computer optimizer evaluates many different securities combinations (considering many possible weightings) in an effort to construct the most efficient risk/return portfolio (taking into account estimated transaction costs) given each Structured Fund’s benchmark and target tracking error.

Step 3: Efficient Implementation
The portfolio management team considers transaction costs at each step of the investment process. The team incorporates expected portfolio turnover when assigning weights to the variables in the multifactor model. The team also factors expected execution costs into portfolio construction and evaluates multiple trading options. The team then selects the trading strategy it believes will minimize the total transaction costs to the Fund.

The Goldman Sachs Structured Small Cap Equity Fund is fully invested, broadly diversified and offers consistent overall portfolio characteristics. It may serve as a good foundation on which to build a portfolio.

References in this Prospectus to the Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how the Fund is managed.

1

Fund Investment Objective and Strategies

Goldman Sachs
Structured Small Cap Equity Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell 2000® Index

Investment Focus:	Equity investments in small-cap U.S. companies

Investment Style:	Quantitative, applied to small-cap growth and value (blend) stocks

     INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity investments in U.S. issuers.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a broadly diversified portfolio of equity investments in small-cap U.S. issuers, including foreign issuers that are traded in the United States.* These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) similar to that of the range of the market capitalization of companies constituting the Russell 2000® Index at the time of investment. The Fund is not required to limit its investments to securities in the Russell 2000® Index. In addition, if the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. As of December 31, 2007, the capitalization range of the Russell 2000® Index was between approximately $27 million and $8.6 billion.

As discussed in “General Investment Management Approach,” the Fund’s investments are selected using a variety of quantitative techniques, derived from fundamental research including but not limited to valuation, momentum, profitability and earnings quality, in seeking to maximize the Fund’s expected return. The Fund maintains risk, style, capitalization and industry characteristics similar to the Russell 2000® Index. The Russell 2000® Index is an index designed to represent an investable universe of small cap companies. The Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark.

Other. The Fund’s investments in fixed income securities are limited to securities that are considered cash equivalents.

*	To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

2

Other Investment Practices and Securities

The tables below identify some of the investment techniques that may (but are not required to) be used by the Fund in seeking to achieve its investment objective. Numbers in the tables show allowable usage only; for actual usage, consult the Fund’s annual/semi-annual reports. For more information about these and other investment practices and securities, see Appendix A. The Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each calendar quarter subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, the Fund publishes on its website month-end top ten holdings subject to a ten calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

Structured
10 Percent of total assets (including securities lending collateral) (italic type)	Small Cap
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)	Equity
• No specific percentage limitation on usage; limited only by the objective and strategies of the Fund	Fund
Investment Practices
Borrowings	33 1/3
Cross Hedging of Currencies	•
Custodial Receipts and Trust Certificates	•
Equity Swaps*	•
Index Swaps*	•
Foreign Currency Transactions**	•
Futures Contracts and Options on Futures Contracts[1]	•
Investment Company Securities	10
Options on Foreign Currencies[2]	•
Options on Securities and Securities Indices[3]	•
Repurchase Agreements	•
Securities Lending	33 1/3
Unseasoned Companies	•
Preferred Stock, Warrants and Stock Purchase Rights	•
When-Issued Securities and Forward Commitments	•

10 Percent of Total Assets (excluding securities lending collateral) (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
 •   No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund

Investment Securities
American, European and Global Depositary Receipts	•
Bank Obligations[4]	•
Convertible Securities[5]	•
Corporate Debt Obligations[4]	•
Equity Investments	80 +
Fixed Income Securities[4,6]	20
Foreign Securities[7]	•
Real Estate Investment Trusts (“REITs”)	•
Structured Securities*	•
Temporary Investments	35
U.S. Government Securities[4]	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.

**	Limited by the amount the Fund invests in foreign securities.

1.	The Fund may enter into futures transactions only with respect to a representative index.

2.	The Fund may purchase and sell call and put options.

3.	The Fund may sell covered call and put options and purchase call and put options.

4.	Limited by the amount the Fund invests in fixed income securities and limited to cash equivalents only. The Fund may invest in bank obligations issued by U.S. or foreign banks.

5.	The Fund has no minimum rating criteria for convertible debt securities.

6.	Except as noted under Convertible Securities, fixed income securities must be investment grade (i.e., rated BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”)).

7.	Equity securities of foreign issuers must be traded in the United States.

3

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Fund and may result in a loss of your investment. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Mid Cap
		Interest						Investment		and
Fund	NAV	Rate	Foreign	Derivatives	Management	Liquidity	Market	Style	Stock	Small Cap
Structured Small Cap Equity	•	•	•	•	•	•	•	•	•	•

■	NAV Risk—The risk that the net asset value (“NAV”) of the Fund and the value of your investment will fluctuate.

■	Interest Rate Risk—The risk that when interest rates increase, fixed income securities held by the Fund will decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.

■	Foreign Risk—The risk that when the Fund invests in foreign securities, it will be subject to risks of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Fund will also be subject to the risk of negative foreign currency rate fluctuations.

■	Derivatives Risk—The risk that loss may result from the Fund’s investments in options, futures, forwards, swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to the Fund.

■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.

■	Liquidity Risk—The risk that the Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. To meet redemption requests, the Fund may be forced to sell liquid securities, at an unfavorable time and conditions.

Since the Fund may invest in small and mid-capitalization stocks and REITs, it may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

■	Market Risk—The risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

■	Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

■	Mid Cap and Small Cap Risk—The securities of small capitalization and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or

4

PRINCIPAL RISKS OF THE FUND

erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks become.

More information about the Fund’s portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

5

Fund Performance

     HOW THE FUND HAS PERFORMED

The bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Institutional Shares compare to those of a broad-based securities market index.

The bar chart (including “Best Quarter” and “Worst Quarter” information) and table assume reinvestment of dividends and distributions. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, the Fund’s performance would have been reduced. In addition, performance reflects Fund level expenses but does not reflect the fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced.

Service Shares of the Fund commenced operations in August 2007. Since the Fund’s Service Shares have less than a calendar year’s performance, no performance information for the Service Shares of the Fund is provided in this section. Performance of the Fund is represented by the Institutional Shares of the Fund. Institutional Shares are not offered in this Prospectus but have substantially similar annual returns because the shares are invested in the same investment portfolio of securities. Annual returns differ only to the extent that Institutional Shares have no distribution and service fee while Service Shares have a 0.25% distribution and service fee.

TOTAL RETURN	CALENDAR YEAR

Best Quarter** Q2 ’03 +21.89% Worst Quarter** Q3 ’02 −19.60%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2007	1 Year	5 Years	Since Inception
Institutional Shares (Inception 2/13/98)*	−16.48%	11.05%	5.06%
Russell 2000® Index***	−1.57%	16.24%	6.80%

*	The returns are for a class that is not offered in this Prospectus but has substantially similar annual returns because the shares are invested in the same investment portfolio of securities. The annual returns differ only to the extent that the classes do not have the same expenses.

**	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

***	The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

6

Fund Fees and Expenses
(Service Shares)

This table describes the fees and expenses that you would pay if you buy and hold Service Shares of the Fund.

Structured
Small Cap
Equity Fund
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None
Annual Fund Operating Expenses[1] (expenses that are deducted from Fund assets):
Management Fees[2]*	0.75%
Distribution and Service (12b-1) Fees[3]	0.25%
Other Expenses[4]*	0.15%

Total Fund Operating Expenses*	1.15%

*	The “Management Fees,” “Other Expenses” and “Total Fund Operating Expenses” shown in the table above do not reflect voluntary management fee waivers and expense limitation agreements. The Fund’s “Management Fees,” “Other Expenses,” and “Total Fund Operating Expenses,” after applications of current management fee waivers and expense limitations, are as set forth below. These waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser and without shareholder approval. If this occurs, “Management Fees,” “Other Expenses” and “Total Fund Operating Expenses” shown below would be higher.

Structured
Annual Fund Operating Expenses[1]	Small Cap
(expenses that are deducted from Fund assets):	Equity Fund
Management Fees[2]	0.73%
Distribution and Service (12b-1) Fees[3]	0.25%
Other Expenses[4]	0.13%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.11%

[1]	The Fund’s annual operating expenses have been restated to reflect a contractual reduction in transfer agent fees from an annual rate of 0.04% to an annual rate of 0.02% of the average daily net assets of the Fund’s Service Shares. The “Total Fund Operating Expenses” reflect the expenses that are expected to be incurred for the fiscal year ending December 31, 2008.

[2]	The Investment Adviser is entitled to a management fee from the Fund at the annual rate equal to the following percentages of the average daily net assets of the Fund:

Management
Fee
Annual
Average Daily Net Assets	Rate
First $2 Billion	0.75%
Over $2 Billion	0.68%

As of the date of this Prospectus, the Investment Adviser has voluntarily agreed to waive a portion of its management fee equal to 0.02% of the Fund’s average daily net assets. This waiver may be modified or terminated at any time at the option of the Investment Adviser.

[3]	Participating insurance companies may charge other fees to their customers who are beneficial owners of Service Shares in connection with their customers’ accounts. Such fees may affect the return customers realize with respect to their investments.

[4]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.02% of the average daily net assets of the Fund’s Service Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) equal on an annualized basis to 0.114% of the Fund’s average daily net assets. The expense reductions may be modified or terminated at any time at the option of the Investment Adviser without shareholder approval.
Example

The following Example is intended to help you compare the cost of investing in the Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds.

Surrender charges, mortality and expense risk fees and other charges may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies and are not reflected in the Table above and Example below. These fees should be described in the participating insurance companies’ prospectuses. Such fees or charges would reduce the return you may realize with respect to your investments.

The Example assumes that you invest $10,000 in Service Shares of the Fund for the time periods indicated and then redeem all of your Service Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years
Structured Small Cap Equity	$117	$365	$633	$1,398

Certain participating insurance companies that invest in Service Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact such organizations for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain participating insurance companies that invest in Service Shares may receive other compensation in connection with the sale and distribution of Service Shares or for services to their customers’ accounts and/or the Fund. For additional information regarding such compensation, see “Service Providers” in the Prospectus and “Payments to Intermediaries” in the SAI.

7

Service Providers

     INVESTMENT ADVISER

Investment Adviser

Goldman Sachs Asset Management, L.P. (“GSAM”) 32 Old Slip New York, New York 10005

GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of December 31, 2007, GSAM, including its investment advisory affiliates, had assets under management of $763 billion.

The Investment Adviser provides day-to-day advice regarding the Fund’s portfolio transactions. The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Fund:

■	Supervises all non-advisory operations of the Fund

■	Provides personnel to perform necessary executive, administrative and clerical services to the Fund

■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and SAIs and other reports filed with the SEC and other regulatory authorities

■	Maintains the records of the Fund

■	Provides office space and all necessary office equipment and services

     MANAGEMENT FEE

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to a fee, computed daily and payable monthly, at the annual rate listed below (as a percentage of the Fund’s average daily net assets):

			Actual Rate For the
	Contractual	Average Daily	Fiscal Year Ended
Fund	Rate	Net Assets	December 31, 2007
Structured Small	0.75%	First $2 Billion	0.73%
Cap Equity	0.68%	Over $2 Billion

The Investment Adviser may voluntarily waive a portion of its management fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund in 2007 is available in the Fund’s semi-annual report dated June 30, 2007.

The Investment Adviser, distributor, and/or their affiliates may, from time to time, pay compensation from their own assets (and not as an additional charge to the Fund) to participating insurance companies for administrative services that such companies provide to their variable annuity and variable life insurance contract owners who are invested in the Fund and for other purposes. In addition, the Investment Adviser, distributor, and/or their affiliates may pay compensation from their own assets (and not as an additional charge to the Fund) to various securities dealers (including affiliates of participating insurance companies) (“Intermediaries”) that distribute variable annuity contracts and/or variable life insurance contracts of such companies in connection with the sale, distribution and/or servicing of such contracts. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Fund and other Goldman Sachs Funds, which may consist of payments relating to funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Fund and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by the Investment

8

SERVICE PROVIDERS

Adviser, Distributor and/or their affiliates may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services by the Fund. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. Please refer to the “Payments to Intermediaries” section of the SAI for more information about these payments.

The payments made by the Investment Adviser, Distributor and/or their affiliates may differ for different participating insurance companies and Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative, salesperson or participating insurance company to highlight, feature, offer or recommend the Fund based, at least in part, on the level of compensation paid. You should contact your participating insurance company or Intermediary for more information about the payments they receive and any potential conflicts of interest.

     FUND MANAGERS

Quantitative Investment Strategies Team

■	A stable and growing team supported by an extensive internal staff

■	As of December 31, 2007, the team had more than $120 billion in equities under management, including over $60 billion in U.S. equities

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Robert C. Jones, CFA Managing Director Co-Chief Investment Officer	Senior Portfolio Manager— Structured Small Cap Equity	Since 1998	Mr. Jones joined the Investment Advisor as a portfolio manager in 1989.

Mark Carhart, PhD., CFA Managing Director Co-Chief Investment Officer	Senior Portfolio Manager— Structured Small Cap Equity	Since 2007	Mr. Carhart joined the Investment Adviser in 1997 within the Quantitative Investment Strategies group and has taken on portfolio management responsibilities for the Structured Funds in 2007.

Melissa Brown, CFA Managing Director	Senior Portfolio Manager— Structured Small Cap Equity	Since 1998	Ms. Brown joined the Investment Adviser as a portfolio manager in 1998.

Andrew Alford, PhD. Managing Director	Senior Portfolio Manager— Structured Small Cap Equity	Since 2007	Mr. Alford joined the Investment Adviser as a researcher in 1998 and has taken on portfolio management responsibilities for the long-only Structured Funds in 2007.

Robert C. Jones, CFA and Mark Carhart, PhD, CFA, are Managing Directors and serve as the Co-Chief Investment Officers for the QIS team. Andrew Alford, PhD, and Melissa Brown, CFA, are Managing Directors and Senior Portfolio Managers on the QIS team, where they are responsible for portfolio management of the U.S. portfolios. The computer optimizer constructs the portfolio based on the team’s models and design and no one person on the team has a subjective override of the computer optimizer process, except in very limited cases.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.

9

     DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of the Fund’s shares. Goldman Sachs, 71 S. Wacker Drive, Chicago, Illinois 60606, also serves as the Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

     ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES
    AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Fund or limit the Fund’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may adversely impact the Fund. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Fund, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend the Fund or who engage in transactions with or for the Fund. For more information about conflicts of interest, see the SAI.

Under a securities lending program approved by the Trust’s Board of Trustees, the Trust may retain an affiliate of the Investment Adviser to serve as a securities lending agent for the Fund to the extent that the Fund engages in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. The Board of Trustees periodically reviews all portfolio securities loan transactions for which the affiliated lending agent has acted as lending agent. In addition, the Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions, as permitted by applicable law.

10

Dividends

Dividends from investment company taxable income and distributions from net realized capital gains (if any) are declared and paid by the Fund at least annually. Over the course of the year, accrued and paid dividends and distributions will equal all or substantially all of the Fund’s investment company taxable income and net realized capital gains. All dividends paid on Service Shares will be automatically reinvested in additional Service Shares of the Fund at the NAV of such shares on the payment date, unless an insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of the Fund’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period in accordance with good accounting practice.

11

Shareholder Guide

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Fund’s Service Shares.

How Can I Purchase Or Sell Service Shares Of The Fund?
Service Shares of the Fund are not sold directly to the public. Instead, Fund shares are sold to separate accounts that fund variable annuity and variable life insurance contracts issued by participating insurance companies. You may purchase or sell (redeem) shares of the Fund through variable annuity contracts and variable life insurance policies offered through the separate accounts. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the participating insurance companies. You should refer to those prospectuses for information on how to purchase a variable annuity contract or variable life insurance policy, how to select a specific Fund as an investment option for your contract or policy and how to redeem monies from the Fund.

The separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectus describing the variable annuity contracts and variable life insurance policies issued by the participating insurance companies) to be effected on that day pursuant to variable annuity contracts and variable life insurance policies.

Shares of the Fund may be purchased by separate accounts of both affiliated and unaffiliated participating insurance companies in order to fund both variable annuity and variable life insurance contracts, and also may be purchased by qualified plans. This may present certain conflicts of interests among variable annuity owners, variable life insurance policy owners and plan investors. The Trust’s Board of Trustees will monitor the Trust for the existence of any material irreconcilable conflict of interest. The Trust currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies arising from the fact that interests of the holders of variable annuity contracts and variable life insurance policies may differ due to differences of tax treatment or other considerations or due to conflicts among the participating insurance companies. If, however, a material unreconcilable conflict arises between the holders of variable annuity contracts and variable life insurance policies of participating insurance companies, a participating insurance company may be required to withdraw the assets allocable to some or all of the separate accounts from the Fund. Any such withdrawal could disrupt orderly portfolio management to the potential detriment of such holders.

Shares of the Fund (and other existing and new funds that might be added to the Trust) may also be offered to:

■	Unregistered separate accounts of various participating insurance companies through which variable annuity contracts and variable life insurance policies are sold in non-public offerings.
■	Unregistered separate accounts of various participating insurance companies through which variable annuity contracts and variable life insurance policies are offered exclusively to qualified pension and profit-sharing plans and/or certain governmental plans.
■	Qualified pension and profit-sharing plans. The Trust does not currently anticipate offering shares directly to such plans.

In addition to Service Shares, the Fund offers another class of shares. This other share class is subject to different fees and expenses (which affect performance) and is entitled to different services than Service Shares. Information regarding this other share class can be obtained from Goldman Sachs by calling the number on the back cover of this Prospectus.

How Are Shares Priced?
Service Shares of the Fund are purchased and sold at the Fund’s next determined NAV for its Service Share Class after the Fund receives the order in proper form. Each Class calculates its NAV as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class) Number of the Outstanding Shares of the Class

The Fund’s investments are valued based on market quotations or if market quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined in good faith under procedures established by the Trustees.

In the event that the Fund invests in foreign equity securities, “fair value” prices are provided by an independent fair value service in accordance with the fair value procedures approved by the Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value price for a particular security or if the price does not meet the established criteria for the Fund, the Fund will price that security at the most recent closing price for that security on its principal exchange.

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices

12

SHAREHOLDER GUIDE

of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could effect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

Please note the following with respect to the price at which your transactions are processed:

■	NAV per share of each share class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.

■	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.

■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into the Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than its regularly scheduled closing time. In the event the New York Stock Exchange does not open for business, the Trust may, but is not required to, open the Fund for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during this situation, please call 1-800-621-2550.

Foreign securities may trade in their local markets on days the Fund is closed. As a result, if the Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

Do I Have To Pay Any Fees When Purchasing Or Selling Service Shares Of The Fund?
The Fund does not charge any fees when it sells or redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. These fees should be described in the participating insurance companies’ prospectuses.

What Else Should I Know About Service Share Purchases And Redemptions?
The Trust reserves the right to:

■	Suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC.
■	Suspend the offering of shares for a period of time.
■	Reject any purchase order.

■	Close the Fund to new investors from time to time and reopen the Fund whenever it is deemed appropriate by the Fund’s Investment Adviser.

Orders received by the Trust are effected on business days. The separate accounts purchase and redeem shares of the Fund at the Fund’s NAV per share calculated as of the day an order is received by the insurance company although such purchases and redemptions may be executed the next morning. Redemption proceeds paid by wire transfer will normally be wired in federal funds on the next business day after the Trust receives actual notice of the redemption order (for a total of one business day delay), but may be paid up to three business days after receipt of actual notice of the order.

13

Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.

What Types Of Reports Will I Be Sent Regarding Investments In The Fund?
As a holder of a variable annuity contract or variable life insurance policy, you will receive annual shareholder reports containing audited financial statements and semi-annual shareholder reports from your participating insurance company.

What Are The Fund’s Voting Procedures?
Participating insurance companies, not the owners of the variable annuity contracts or variable life insurance policies or participants therein, are shareholders of the Fund. To the extent required by law:

■	The participating insurance companies will vote Fund shares held in the separate accounts in a manner consistent with timely voting instructions received from the holders of variable annuity contracts and variable life insurance policies.
■	The participating insurance companies will vote Fund shares held in the separate accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares they own, in the same proportion as those shares for which voting instructions are received.

It is anticipated that Fund shares held by unregistered separate accounts or qualified plans generally will be voted for or against any proposition in the same proportion as all other Fund shares are voted unless the unregistered separate account’s participating insurance company or the plan makes other arrangements.

Additional information concerning voting rights of the participants in the separate accounts is more fully set forth in the prospectus relating to those accounts issued by the participating insurance companies.

     RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemption of shares in the Fund and does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the Fund. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of the Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any participating insurance company or other investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to the Fund. In making this judgement, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market-timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Goldman Sachs reviews on a regular, periodic basis available information relating to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, Goldman Sachs detects excessive, short term trading. Goldman Sachs is authorized to reject or restrict a purchase or exchange request and may further seek to close an investor’s account with the Fund. Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares are generally held through omnibus arrangements maintained by participating insurance companies or other intermediaries. Omnibus accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors shares are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Fund on a regular basis. A number of these insurance companies or intermediaries may not have the capability or may not be willing or legally able to apply the Fund’s market-timing policies. While Goldman Sachs may monitor share turnover at the omnibus

14

SHAREHOLDER GUIDE

account level, the Fund’s ability to monitor and detect market-timing by shareholders in these omnibus accounts may be limited in certain circumstances, and certain of these insurance companies or intermediaries may charge the Fund a fee for providing certain Shareholder information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market-timing activities. In addition, those inventors who engage in market-timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Fund and Goldman Sachs will be able to identify all those who trade excessively or employ a market-timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by a participating insurance company or intermediary or by certain of their customers. Insurance companies and intermediaries may also monitor their customers’ trading activities in the Fund. The criteria used by insurance companies or intermediaries to monitor for excessive trading may differ from the criteria used by the Fund. If an insurance company or intermediary fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

     DISTRIBUTION SERVICES AND FEES

What Are The Distribution And Service Fees Paid By Service Shares?
The Trust has adopted a distribution and service plan (the “Plan”) under which Service Shares bear distribution and service fees paid to participating insurance companies and Goldman Sachs. If the fees received by Goldman Sachs pursuant to the Plan exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally receives and pays the distribution and service fees on a quarterly basis.

Under the Plan, Goldman Sachs is entitled to a monthly fee from the Fund for distribution services equal, on an annual basis, to 0.25% of the Fund’s average daily net assets attributed to Service Shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

The distribution fees are subject to the requirements of Rule 12b-1 under the Investment Company Act, and may be used (among other things) for:

■	Compensation paid to and expenses incurred by insurance companies and other financial intermediaries, and Goldman Sachs, and their respective officers, employees and sales representatives;

■	Sales commissions;

■	Allocable overhead;

■	Telephone and travel expenses;

■	Interest and other costs associated with the financing of such compensation and expenses;

■	Printing of prospectuses for prospective shareholders;

■	Preparation and distribution of sales literature or advertising of any type; and
■	All other expenses incurred in connection with activities primarily intended to result in the sale of Service Shares.

In addition, the fees may be used for personal and account maintenance services performed and related expenses incurred in connection with Service Shares. Personal and account maintenance services include services relating to assistance to contract owners regarding their investments in Service Shares and responding to contract owner inquiries.

15

Taxation

The Fund is treated as a separate corporate entity for federal tax purposes. The Fund has elected to be treated as a regulated investment company and intends to qualify for such treatment for each taxable year under Subchapter M of Subtitle A, Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”). In addition, the Fund intends to qualify under the Code with respect to the diversification requirements related to variable contracts. Provided that the Fund and a separate account investing in the Fund satisfy applicable tax requirements, the Fund will not be subject to federal tax and any distributions from the Fund to the separate accounts will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or a variable life insurance contract.

Persons investing in variable annuity or variable life insurance contracts should refer to the prospectuses with respect to such contracts for further information regarding the tax treatment of the contracts and the separate accounts in which the contracts are invested.

16

Appendix A
Additional Information on Portfolio Risks,
Securities and Techniques

     A.  GENERAL PORTFOLIO RISKS

The Fund will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that the Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Fund may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility.

To the extent that the Fund invests in fixed income securities, the Fund will also be subject to the risks associated with its fixed income securities. These risks include interest rate risk, credit/default risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that an issuer or guarantor could default on its obligations, and the Fund will not recover its investment. Call risk and extension risk are normally present when the borrower has the option to prepay its obligations.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Fund and its shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Fund’s historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives, and all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.

     B.  OTHER PORTFOLIO RISKS

Risks of Investing in Small Capitalization and Mid-Capitalization Companies. The Fund may, to the extent consistent with its investment policies, invest in small and mid-capitalization companies. Investments in small and mid-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in these particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small and mid-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies.

17

Investments in small and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Derivative Investments. The Fund may invest in derivative instruments including without limitation, options, futures, options on futures, swaps, structured securities and forward contracts and other derivatives relating to foreign currency transactions. Investments in derivative instruments may be for both hedging and nonhedging purposes (that is, to seek to increase total return, although suitable derivative instruments may not always be available to the Investment Adviser for these purposes). Losses from investments in derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolio risks through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge certain portfolio risks. Investing for nonhedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Foreign Investments. The Fund may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs and GDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. Prices of ADRs are quoted in U.S. dollars. GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and swap transactions

■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

18

APPENDIX A

Investing in 144A Securities may decrease the liquidity of the Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Securities purchased by the Fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, markets events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more securities in the Fund’s portfolio become illiquid, the Fund may exceed its 15 percent limitation in illiquid securities. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15 percent of the Fund’s net assets, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

In cases where no clear indication of the value of the Fund’s portfolio securities is available, the portfolio securities will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. For more information on fair valuation, please see “Shareholder Guide—How Are Shares Priced?”

Credit/Default Risks. Debt securities purchased by the Fund may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.

Debt securities rated BBB or higher by Standard & Poor’s or Baa or higher by Moody’s or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. A security satisfies the Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies the Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of the security, is in the best interest of the Fund and its shareholders.

Temporary Investment Risks. The Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

■	Cash items

When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

Risks of Large Shareholder Redemptions. Certain participating insurance companies accounts or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these participating insurance companies or accounts of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may negatively impact the Fund’s brokerage costs.

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     C.  PORTFOLIO SECURITIES AND TECHNIQUES

This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks.

The Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the SAI, which is available upon request.

U.S. Government Securities. The Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

Custodial Receipts and Trust Certificates. The Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities or other types of securities in which the Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes, the Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Bank Obligations. The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Corporate Debt Obligations. The Fund may invest in corporate debt obligations and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. The Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Convertible Securities. The Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which the Fund invests have no minimum rating criteria. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Structured Securities. The Fund may invest in structured securities. Structured securities are securities whose value is

20

APPENDIX A

determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act of 1940, as amended (the “Act”). As a result, the Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.

Structured securities include, but are not limited to, equity linked notes. An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. For example, a note may guarantee the repayment of the original principal amount invested (even if the underlying linked securities have negative performance during the note’s term), but may cap the maximum payment at maturity at a certain percentage of the issuance price or the return of the underlying linked securities. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of the Fund’s investment objective and policies.

Foreign Currency Transactions. The Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. The Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates.

The Fund may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. The Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate that the foreign currency will appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, the Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price. As an invest company registered with the SEC, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in forward currency contracts.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option

21

period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. The Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. The Fund may also, to the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Fund’s transaction costs. Options written or purchased by the Fund may be traded on either U.S. exchanges or over-the-counter. Over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

When writing an option, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the option contract.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular indices. The Fund may engage in futures transactions on U.S. exchanges.

The Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in securities prices. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Fund.

Futures contracts and related options present the following risks:

■	While the Fund may benefit from the use of futures and options on futures, unanticipated changes in securities prices may result in a poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.
■	The loss incurred by the Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

The Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in futures contracts and options on futures contracts. In the case of futures contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the futures contracts.

Preferred Stock, Warrants and Rights. The Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock,

22

APPENDIX A

including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. The Fund may invest in securities of other investment companies, including exchange traded funds (ETFs) such as iSharesSM, subject to statutory limitations prescribed by the Act. These limitations include in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs.

The use of ETFs is intended to help the Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Fund may invest in other investment companies and money market funds beyond the statutory limits described above. Some of those investment companies and money market funds may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Unseasoned Companies. The Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Equity Swaps. The Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, the Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, the Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, the Fund may be unable to terminate its obligations when desired. When entering into a swap contract, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the swap contract.

When-Issued Securities and Forward Commitments. The Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward

23

commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of its repurchase obligation.

If the other party or “seller” defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

The Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. The Fund may engage in securities lending. Securities lending involves the lending of securities owned by the Fund to financial institutions such as certain broker-dealers, including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by the Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, its affiliates or State Street or its affiliates and from which the Investment Adviser, its affiliates or State Street or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral). Loan collateral (including any investment of that collateral) is not subject to the percentage limitations or nonfundamental policies described elsewhere in this Prospectus regarding investments in fixed income instruments and cash equivalents.

The Fund may lend its securities to increase its income. The Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Borrowings. The Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of their total assets for temporary or emergency purposes. The Fund may not make additional investments if borrowings exceed 5% of its total assets.

REITs. The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

24

Appendix B
Financial Highlights

Structured Small Cap Equity Fund—Service Shares

The financial highlights table is intended to help you understand the Fund’s financial performance for the past fiscal period. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total return reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. If total return reflected all of those fees and expenses, total return would be reduced. The information for the fiscal period ended December 31, 2007 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report (available upon request).

		Income (loss) from													Ratios assuming no
		investment operations			Distributions to shareholders										expense reductions
													Ratio of				Ratio of
			Net							Net	Ratio of		net		Ratio of		net
	Net asset		realized			From		Net asset		assets	net		investment		total		investment
	value,	Net	and	Total from	From net	net		value,		at end	expenses		income		expenses		income		Portfolio
	beginning	investment	unrealized	investment	investment	realized	Total	end of	Total	of period	to average		to average		to average		to average		turnover
	of period	income(a)	gain (loss)	operations	income	gain	distributions	period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

For the Period Ended December 31,(c)
2007	$12.81	$0.02	$(0.74)	$(0.72)	$(0.05)	$(1.33)	$(1.38)	$10.71	(5.86)%	$10	0.96	%(d)	0.56	%(d)	1.21	%(d)	0.31	%(d)	163%

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.

(c)	Service share class commenced operations on August 31, 2007.

(d)	Annualized.

25

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Goldman Sachs Variable Insurance Trust – Structured Small Cap Equity Fund Prospectus (Service Shares)

     FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Your insurance company will provide you with annual and semi-annual reports if the Fund serves as the investment vehicle for your variable annuity contract or variable life insurance policy.

Statement of Additional Information
Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Fund’s annual and semi-annual reports, and the SAI, are available free upon request by calling Goldman Sachs at 1-800-621-2550. You can also access and download the annual and semi-annual reports and the SAI at the Fund’s website: http://www.goldmansachsfunds.com.

To obtain other information and for shareholder inquiries:

■	By telephone – 1-800-621-2550
■	By mail – Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606-6306
■	On the Internet – SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Trust documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Trust documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090.

The Trust’s investment company registration number is 811-08361.
COREsm is a registered service mark of Goldman, Sachs & Co.
GSAM® is a registered service mark of Goldman, Sachs & Co.

VITSCPROSVC

Prospectus

Institutional
Shares

April 30, 2008

GOLDMAN SACHS VARIABLE INSURANCE TRUST

■	Goldman Sachs Capital Growth Fund

Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN THE FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment
Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as investment adviser to the Capital Growth Fund (the “Fund”). GSAM is referred to in this Prospectus as the “Investment Adviser.”

Goldman Sachs Variable Insurance Trust (the “Trust”) offers shares of the Fund to separate accounts of participating insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Institutional Shares of the Trust are not offered directly to the public. The participating insurance companies, not the owners of the variable annuity contracts or variable life insurance policies or participants therein, are shareholders of the Fund. The Fund pools the monies of these separate accounts and invests these monies in a portfolio of securities pursuant to the Fund’s stated investment objective.

The investment objective and policies of the Fund are similar to the investment objectives and policies of other mutual funds that the Investment Adviser manages. Although the objectives and policies may be similar, the investment results of the Fund may be higher or lower than the results of such other mutual funds. The Investment Adviser cannot guarantee, and makes no representation, that the investment results of similar funds will be comparable even though the funds have the same Investment Adviser.

     GROWTH STYLE FUND

GSAM’s Growth Investment Philosophy:

1.	Invest as if buying the company/business, not simply trading its stock:
■	Understand the business, management, products and competition.
■	Perform intensive, hands-on fundamental research.
■	Seek businesses with strategic competitive advantages.
■	Over the long-term, expect each company’s stock price ultimately to track the growth in the value of the business.

2.	Buy high-quality growth businesses that possess strong business franchises, favorable long-term prospects and excellent management.

3.	Purchase superior long-term growth companies at attractive valuations, giving the investor the potential to fully capture returns from above-average growth rates.

The Growth Investment Team approaches investing with the belief that wealth is created through the long-term ownership of a growing business.

References in this Prospectus to the Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how the Fund is managed.

1

Fund Investment Objective and Strategies

Goldman Sachs
Capital Growth Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell® 1000 Growth Index

Investment Focus:	Large-cap U.S. equity investments that offer long-term capital appreciation potential

Investment Style:	Growth

     INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at the time of purchase (“Total Assets”) in equity investments. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity investments that are considered by the Investment Adviser to have long-term capital appreciation potential. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its Total Assets in foreign securities, including securities of issuers in countries with emerging markets or economies (“emerging countries”) and securities quoted in foreign currencies.

2

Other Investment Practices and Securities

The tables below identify some of the investment techniques that may (but are not required to) be used by the Fund in seeking to achieve its investment objective. Numbers in the tables show allowable usage only; for actual usage, consult the Fund’s annual/semi-annual reports. For more information about these and other investment practices and securities, see Appendix A. The Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each calendar quarter subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, the Fund publishes on its website month-end top ten holdings subject to a ten calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission (“SEC”). In addition, a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)	Capital
• No specific percentage limitation on usage; limited only by the objective and strategies of the Fund	Growth Fund
Investment Practices
Borrowings	33	1/3
Cross Hedging of Currencies	•
Custodial Receipts and Trust Certificates	•
Equity Swaps*	•
Foreign Currency Transactions**	•
Futures Contracts and Options on Futures Contracts (including index futures)	•
Investment Company Securities (including exchange traded funds)	10
Options on Foreign Currencies**[1]	•
Options on Securities and Securities Indices[2]	•
Repurchase Agreements	•
Securities Lending	33	1/3
Short Sales Against the Box	25
Unseasoned Companies	•
Preferred Stock, Warrants and Stock Purchase Rights	•
When-Issued Securities and Forward Commitments	•

10 Percent of Total Assets (excluding securities lending collateral) (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
Investment Securities
American, European and Global Depositary Receipts	•
Asset-Backed and Mortgage-Backed Securities[3]	•
Bank Obligations[3]	•
Convertible Securities[4]	•
Corporate Debt Obligations[3]	•
Equity Investments	90	+
Emerging Country Securities[5]	10
Fixed Income Securities[6]	•
Foreign Securities[5]	25
Non-Investment Grade Fixed Income Securities[3,7]	10
Real Estate Investment Trusts (“REITs”)	•
Structured Securities (which may include equity linked notes)*	•
Temporary Investments	100
U.S. Government Securities[3]	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.
**	Limited by the amount the Fund invests in foreign securities.
1.	The Fund may purchase and sell call and put options.
2.	The Fund may sell covered call and put options and purchase call and put options.

3.	Limited by the amount the Fund invests in fixed income securities.

4.	The Fund uses the same rating criteria for convertible and non-convertible debt securities.
5.	The Fund may invest in the aggregate up to 25% of its Total Assets in foreign securities, including up to 10% in emerging country securities.

6.	Except as noted under “Convertible Securities” and “Non-Investment Grade Fixed Income Securities,” fixed income securities must be investment grade (i.e., rated BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”)).

7.	May be rated BB or lower by Standard & Poor’s, Ba or lower by Moody’s or have a comparable rating by another NRSRO at the time of investment.

3

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Fund and may result in a loss of your investment. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

												Initial Public	Non-Investment
		Interest	Credit/		Emerging					Investment		Offering	Grade Fixed
Fund	NAV	Rate	Default	Foreign	Countries	Derivatives	Management	Liquidity	Market	Style	Stock	(“IPO”)	Income Securities
Capital Growth	•	•	•	•	•	•	•	•	•	•	•	•	•

■	NAV Risk—The risk that the net asset value (“NAV”) of the Fund and the value of your investment will fluctuate.

■	Interest Rate Risk—The risk that when interest rates increase, fixed income securities held by the Fund will decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.

■	Credit/Default Risk—The risk that an issuer or guarantor of fixed income securities held by the Fund (which may have low credit ratings) or the counterparty in a derivative instrument or repurchase agreement may default on its obligation to pay interest and repay principal.

■	Foreign Risk—The risk that when the Fund invests in foreign securities, it will be subject to risks of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when the Fund invests in issuers located in emerging countries.

■	Emerging Countries Risk—The securities markets of Central and South American, African, Asian, Eastern European and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.

■	Derivatives Risk—The risk that loss may result from the Fund’s investments in options, futures, forwards, swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to the Fund.

■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.

■	Liquidity Risk—The risk that the Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. To meet redemption requests, the Fund may be forced to sell liquid securities, at an unfavorable time and conditions.

Since the Fund may invest in non-investment grade fixed income securities, small and mid-capitalization stocks, REITs and emerging country issuers, it may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

■	Market Risk—The risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.
■	Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The

4

PRINCIPAL RISKS OF THE FUND

Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

■	IPO Risk—The risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

■	Non-Investment Grade Fixed Income Securities Risk—The Fund may invest in non-investment grade fixed income securities (commonly known as “junk bonds”) that are considered speculative. Non-investment grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

More information about the Fund’s portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

5

Fund Performance

     HOW THE FUND HAS PERFORMED

The bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Institutional Shares compares to those of broad-based securities market indices.

The bar chart (including “Best Quarter” and “Worst Quarter” information) and table assume reinvestment of dividends and distributions. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, the Fund’s performance would have been reduced. In addition, performance reflects Fund level expenses but does not reflect the fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced.

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’99 +19.82% Worst Quarter* Q3 ’01 –16.47%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2007	1 Year	5 Years	Since Inception
Institutional Shares (Inception 4/30/98)
Russell 1000 Growth Index**	10.13%	10.68%	3.74%
S&P 500 Index***	11.81%	12.10%	2.49%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

**	The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

***	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

6

Fund Fees and Expenses
(Institutional Shares)

This table describes the fees and expenses that you would pay if you buy and hold Institutional Shares of the Fund.

Capital
Growth
Fund
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None
Annual Fund Operating Expenses[1] (expenses that are deducted from Fund assets):
Management Fees[2]	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses[3]	0.08%

Total Fund Operating Expenses	0.83%

[1]	The Fund’s annual operating expenses have been restated to reflect a contractual reduction in transfer agent fees from an annual rate of 0.04% to an annual rate of 0.02% of the average daily net assets of the Fund. The “Total Fund Operating Expenses” reflect the expenses that are expected to be incurred for the fiscal year ending December 31, 2008.

[2]	The Investment Adviser is entitled to a management fee from the Fund at the annual rate equal to the following percentages of the average daily net assets of the Fund:

Management Fee
Average Daily Net Assets	Annual Rate
First $1 Billion	0.75%

Next $1 Billion	0.68%

Over $2 Billion	0.65%

[3]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.02% of the average daily net assets of the Fund plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) equal on an annualized basis to 0.114% of the Fund’s average daily net assets. The expense reduction may be modified or terminated at any ti me at the option of the Investment Adviser without shareholder approval.

Example

The following Example is intended to help you compare the cost of investing in the Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds.

Surrender charges, mortality and expense risk fees and other charges may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies and are not reflected in the Table above and Example below. These fees should be described in the participating insurance companies’ prospectuses. Such fees or charges would reduce the return you may realize with respect to your investments.

The Example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated and then redeem all of your Institutional Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years
Capital Growth	$85	$265	$460	$1,025

Certain participating insurance companies that invest in Institutional Shares may receive other compensation in connection with the sale and distribution of Institutional Shares or for services to their customers’ accounts and/or the Fund. For additional information regarding such compensation, see “Service Providers” in the Prospectus and “Payments to Intermediaries” in the SAI.

7

Service Providers

     INVESTMENT ADVISER

Investment Adviser

Goldman Sachs Asset Management, L.P. (“GSAM”) 32 Old Slip New York, New York 10005

GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of December 31, 2007, GSAM, including its investment advisory affiliates, had assets under management of $763 billion.

The Investment Adviser provides day-to-day advice regarding the Fund’s portfolio transactions. The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Fund:

■	Supervises all non-advisory operations of the Fund
■	Provides personnel to perform necessary executive, administrative and clerical services to the Fund

■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and SAIs and other reports filed with the SEC and other regulatory authorities

■	Maintains the records of the Fund
■	Provides office space and all necessary office equipment and services

     MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to a fee, computed daily and payable monthly, at the annual rate listed below (as a percentage of the Fund’s average daily net assets):

			Actual Rate for the
	Contractual	Average Daily	Fiscal Year Ended
Fund	Rate	Net Assets	December 31, 2007
Capital Growth	0.75% 0.68% 0.65%	First $1 Billion Next $1 Billion Over $2 Billion	0.75%

The Investment Adviser may voluntarily waive a portion of its management fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund in 2007 is available in the Fund’s semi-annual report dated June 30, 2007.

The Investment Adviser, Distributor, and/or their affiliates may, from time to time, pay compensation from their own assets (and not as an additional charge to the Fund) to participating insurance companies for administrative services that such companies provide to their variable annuity and variable life insurance contract owners who are invested in the Fund and for other purposes. In addition, the Investment Adviser, distributor, and/or their affiliates may pay compensation from their own assets (and not as an additional charge to the Fund) to various securities dealers (including affiliates of participating insurance companies) (“Intermediaries”) that distribute variable annuity contracts and/or variable life insurance contracts of such companies in connection with the sale, distribution and/or servicing of such contracts. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Fund and other Goldman Sachs Funds, which may consist of payments relating to funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Fund and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by the Investment Adviser, Distributor

8

SERVICE PROVIDERS

and/or their affiliates may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services by the Fund. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. Please refer to the “Payments to Intermediaries” section of the SAI for more information about these payments.

The payments made by the Investment Adviser, Distributor and/or their affiliates may differ for different participating insurance companies and Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative, salesperson or participating insurance company to highlight, feature, offer or recommend the Fund based, at least in part, on the level of compensation paid. You should contact your participating insurance company or Intermediary for more information about the payments they receive and any potential conflicts of interest.

     FUND MANAGERS

Growth Investment Team

■	For 27 years, the team has applied a consistent investment discipline through diverse and complete market cycles

■	As of December 31, 2007, the team had $28.5 billion in equities under management

■	A deep and experienced portfolio management and research team comprised of industry experts that provide in-depth research within each sector.

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Steven M. Barry Managing Director Chief Investment Officer	Senior Portfolio Manager— Capital Growth	Since 1999	Mr. Barry joined the Investment Adviser as a portfolio manager in 1999. From 1988 to 1999, he was a portfolio manager at Alliance Capital Management.

Gregory H. Ekizian, CFA Managing Director Chief Investment Officer	Senior Portfolio Manager— Capital Growth	Since 1997	Mr. Ekizian joined the Investment Adviser as a portfolio manager in January 1997 when Goldman Sachs Asset Management acquired Liberty Investment Management. He was a senior portfolio manager at Liberty prior to the acquisition. He joined Liberty’s predecessor firm Eagle Asset Management in 1990.

David G. Shell, CFA Managing Director Chief Investment Officer	Senior Portfolio Manager— Capital Growth	Since 1997	Mr. Shell joined the Investment Adviser as a portfolio manager in January 1997 when Goldman Sachs Asset Management acquired Liberty Investment Management. He was a senior portfolio manager at Liberty prior to the acquisition. He joined Liberty’s predecessor firm Eagle Asset Management in 1987.

Steve Barry, Dave Shell and Greg Ekizian are Chief Investment Officers (“CIOs”) of the Growth Investment Team. All 18 members of the team discuss their research analysis and recommendations with the whole team at investment strategy meetings. The entire team discusses and debates whether the business being presented meets the Growth team’s definition of a high-quality growth business and the attractiveness of the current valuation. The team reaches a consensus on whether a business is worthy of a position in the portfolio. The CIOs are accountable for all portfolio construction decisions and determine the appropriate weight for each investment.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.

9

     DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of the Fund’s shares. Goldman Sachs, 71 S. Wacker Drive, Chicago, Illinois 60606, also serves as the Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

     ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES
     AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Fund or limit the Fund’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may adversely impact the Fund. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Fund, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund. For more information about conflicts of interest, see the SAI.

Under a securities lending program approved by the Trust’s Board of Trustees, the Trust may retain an affiliate of the Investment Adviser to serve as a securities lending agent for the Fund to the extent that the Fund engages in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. The Board of Trustees periodically reviews all portfolio securities loan transactions for which the affiliated lending agent has acted as lending agent. In addition, the Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions, as permitted by applicable law.

10

Dividends

Dividends from investment company taxable income and distributions from net realized capital gains (if any) are declared and paid by the Fund at least annually. Over the course of the year, accrued and paid dividends and distributions will equal all or substantially all of the Fund’s investment company taxable income and net realized capital gains. All dividends paid on Institutional Shares will be automatically reinvested in additional Institutional Shares of the Fund at the NAV of such shares on the payment date, unless an insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of the Fund’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period in accordance with good accounting practice.

11

Shareholder Guide

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Fund’s shares.

How Can I Purchase Or Sell Institutional Shares Of The Fund?
Institutional Shares of the Fund are not sold directly to the public. Instead, Fund shares are sold to separate accounts that fund variable annuity and variable life insurance contracts issued by participating insurance companies. You may purchase or sell (redeem) shares of the Fund through variable annuity contracts and variable life insurance policies offered through the separate accounts. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the participating insurance companies. You should refer to those prospectuses for information on how to purchase a variable annuity contract or variable life insurance policy, how to select a specific Fund as an investment option for your contract or policy and how to redeem monies from the Fund.

The separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectus describing the variable annuity contracts and variable life insurance policies issued by the participating insurance companies) to be effected on that day pursuant to variable annuity contracts and variable life insurance policies.

Shares of the Fund may be purchased by separate accounts of both affiliated and unaffiliated participating insurance companies in order to fund both variable annuity and variable life insurance contracts, and also may be purchased by qualified plans. This may present certain conflicts of interests among variable annuity owners, variable life insurance policy owners and plan investors. The Trust’s Board of Trustees will monitor the Trust for the existence of any material irreconcilable conflict of interest. The Trust currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies arising from the fact that interests of the holders of variable annuity contracts and variable life insurance policies may differ due to differences of tax treatment or other considerations or due to conflicts among the participating insurance companies. If, however, a material unreconcilable conflict arises between the holders of variable annuity contracts and variable life insurance policies of participating insurance companies, a participating insurance company may be required to withdraw the assets allocable to some or all of the separate accounts from the Fund. Any such withdrawal could disrupt orderly portfolio management to the potential detriment of such holders.

Shares of the Fund (and other existing and new funds that might be added to the Trust) may also be offered to:

■	Unregistered separate accounts of various participating insurance companies through which variable annuity contracts and variable life insurance policies are sold in non-public offerings.
■	Unregistered separate accounts of various participating insurance companies through which variable annuity contracts and variable life insurance policies are offered exclusively to qualified pension and profit-sharing plans and/or certain governmental plans.
■	Qualified pension and profit-sharing plans. The Trust does not currently anticipate offering shares directly to such plans.

In addition to Institutional Shares, the Fund offers another class of shares. This other share class is subject to different fees and expenses (which affect performance) and is entitled to different services than Institutional Shares. Information regarding this other share class can be obtained form Goldman Sachs by calling the number on the back of this Prospectus.

How Are Shares Priced?
Institutional Shares of the Fund are purchased and sold at the Fund’s next determined NAV for a share class after the Fund receives the order in proper form. Each class calculates its NAV as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class) Number of the Fund’s Outstanding Shares of the Class

The Fund’s investments are valued based on market quotations, or if market quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined in good faith under procedures established by the Trustees.

In the event the Fund invests in foreign equity securities, “fair value” prices are provided by an independent fair value service in accordance with the fair value procedures approved by the Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value price for a particular security, or if the price provided does not meet the established criteria for the Fund, the, Fund will price that security at the most recent closing price for that security on its principal exchange.

12

SHAREHOLDER GUIDE

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

Please note the following with respect to the price at which your transactions are processed:

■	NAV per share of each share class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.

■	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.

■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into the Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than its regularly scheduled closing time. In the event the New York Stock Exchange does not open for business, the Trust may, but is not required to, open the Fund for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during this situation, please call 1-800-621-2550.

Foreign securities may trade in their local markets on days the Fund is closed. As a result, if the Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

Do I Have To Pay Any Fees When Purchasing Or Selling Institutional Shares Of The Fund?
The Fund does not charge any fees when it sells or redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. These fees should be described in the participating insurance companies’ prospectuses.

What Else Should I Know About Share Purchases And Redemptions?
The Trust reserves the right to:

■	Suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC.
■	Suspend the offering of shares for a period of time.
■	Reject any purchase order.
■	Close the Fund to new investors from time to time and reopen the Fund whenever it is deemed appropriate by the Fund’s Investment Adviser.

Orders received by the Trust are effected on business days. The separate accounts purchase and redeem shares of the Fund at the Fund’s NAV per share calculated as of the day an order is received by the insurance company although such purchases and redemptions may be executed the next morning. Redemption proceeds paid by wire transfer will normally be wired in federal funds on the next business day after the Trust receives actual notice of the redemption order (for a total of one business day delay), but may be paid up to three business days after receipt of actual notice of the order.

13

Effective December 31, 2007, the Fund’s Institutional Shares were closed to new investments from all new accounts, although a participating life insurance company that holds the Fund’s Institutional Shares in a separate account as of December 31, 2007 may continue to purchase the Fund’s Institutional Shares for that particular account in an existing product. Newly registered products of existing participating life insurance companies or separate accounts may no longer purchase Institutional Shares of the Fund.

The Fund may resume sales of Institutional Shares to new investors at some future date. Additionally, the Fund may enter into asset purchase or other reorganization transactions with other investment companies that involve the issuance of Institutional Shares of the Fund to new accounts, and such new accounts may continue to make additional purchases and reinvest dividends and capital gains distributions into their accounts.

Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.

What Types Of Reports Will I Be Sent Regarding Investments In The Fund?
As a holder of a variable annuity contract or variable life insurance policy, you will receive annual shareholder reports containing audited financial statements and semi-annual shareholder reports from your participating insurance company.

What Are The Fund’s Voting Procedures?
Participating insurance companies, not the owners of the variable annuity contracts or variable life insurance policies or participants therein, are shareholders of the Fund. To the extent required by law:

■	The participating insurance companies will vote Fund shares held in the separate accounts in a manner consistent with timely voting instructions received from the holders of variable annuity contracts and variable life insurance policies.
■	The participating insurance companies will vote Fund shares held in the separate accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares they own, in the same proportion as those shares for which voting instructions are received.

It is anticipated that Fund shares held by unregistered separate accounts or qualified plans generally will be voted for or against any proposition in the same proportion as all other Fund shares are voted unless the unregistered separate account’s participating insurance company or the plan makes other arrangements.

Additional information concerning voting rights of the participants in the separate accounts is more fully set forth in the prospectus relating to those accounts issued by the participating insurance companies.

     RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the Fund. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any participating insurance company or other investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchases or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to the Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market-timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Goldman Sachs reviews on a regular, periodic basis available information relating to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, Goldman Sachs detects excessive,

14

SHAREHOLDER GUIDE

short term trading, Goldman Sachs is authorized to reject or restrict a purchase or exchange request and may further seek to close an investor’s account with the Fund. Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares are generally held through omnibus arrangements maintained by participating insurance companies or other intermediaries. Omnibus accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors shares are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Fund on a regular basis. A number of these insurance companies or intermediaries may not have the capability or may not be willing or legally able to apply the Fund’s market-timing policies. While Goldman Sachs may monitor share turnover at the omnibus account level, the Fund’s ability to monitor and detect market-timing by shareholders in these omnibus accounts may be limited in certain circumstances, and certain of these insurance companies or intermediaries may charge the Fund a fee for providing certain shareholder information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market-timing activities. In addition, those investors who engage in market-timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Fund and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by a participating insurance company or intermediary or by certain of their customers. Insurance companies and intermediaries may also monitor their customers’ trading activities in the Fund. The criteria used by insurance companies or intermediaries to monitor for excessive trading may differ from the criteria used by the Fund. If an insurance company or intermediary fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

15

Taxation

The Fund is treated as a separate corporate entity for federal tax purposes. The Fund has elected to be treated as a regulated investment company and intends to qualify for such treatment for each taxable year under Subchapter M of Subtitle A, Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”). In addition, the Fund intends to qualify under the Code with respect to the diversification requirements related to variable contracts. Provided that the Fund and a separate account investing in the Fund satisfy applicable tax requirements, the Fund will not be subject to federal tax and any distributions from the Fund to the separate account will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or a variable life insurance contract.

Persons investing in variable annuity or variable life insurance contracts should refer to the prospectuses with respect to such contracts for further information regarding the tax treatment of the contracts and the separate accounts in which the contracts are invested.

16

Appendix A
Additional Information on Portfolio Risks,
Securities and Techniques

     A.  GENERAL PORTFOLIO RISKS

The Fund will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that the Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Fund may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility.

To the extent it invests in fixed income securities, the Fund will also be subject to the risks associated with fixed income securities. These risks include interest rate risk, credit/default risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that an issuer or guarantor could default on its obligations, and the Fund will not recover its investment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities, such as securities backed by car loans.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Fund and its shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Fund’s historical portfolio turnover rates.

The Fund may invest in non-investment grade fixed income securities (commonly known as “junk bonds”), which are rated below investment grade (or determined to be of equivalent quality, if not rated) at the time of purchase and are therefore considered speculative. Because non-investment grade fixed income securities are issued by issuers with low credit ratings, they pose a greater risk of default than investment grade securities.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.

     B.  OTHER PORTFOLIO RISKS

Risks of Derivative Investments. The Fund may invest in derivative instruments including without limitation, options, futures, options on futures, swaps, structured securities and forward contracts and other derivatives relating to foreign currency transactions. Investments in derivative instruments may be for both hedging and nonhedging purposes (that is, to seek to increase total return, although suitable derivative instruments may not always be available to the Investment Adviser for these purposes). Losses from investments in derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment

17

Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolio risks through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge certain portfolio risks. Investing for nonhedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Foreign Investments. The Fund may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of the Fund’s assets in one or a few countries and currencies will subject the Fund to greater risks than if the Fund’s assets were not geographically concentrated.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs, GDRs and EDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded either in the United States or foreign markets. EDRs are traded primarily outside the United States. Prices of ADRs are quoted in U.S. dollars. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Emerging Countries. The Fund may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa. The Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit

18

APPENDIX A

investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), the Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.

The Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to the Fund from an investment in issuers in such countries.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). The Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.

The Fund’s use of foreign currency management techniques in emerging countries may be limited. The Investment Adviser currently anticipates that a significant portion of the Fund’s currency exposure in emerging countries may not be covered by these techniques.

Risks of Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options

19

■	Certain structured securities and swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of the Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Securities purchased by the Fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, markets events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more securities in the Fund’s portfolio become illiquid, the Fund may exceed its 15 percent limitation in illiquid securities. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15 percent of the Fund’s net assets, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

In cases where no clear indication of the value of the Fund’s portfolio securities is available, the portfolio securities will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. For more information on fair valuation, please see “Shareholder Guide—How Are Shares Priced?”

Credit/Default Risks. Debt securities purchased by the Fund may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.

Debt securities rated BBB or higher by Standard & Poor’s or Baa or higher by Moody’s or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. A security satisfies the Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies the Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of the security, is in the best interest of the Fund and its shareholders.

The Fund may invest in fixed income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in the Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

20

APPENDIX A

Temporary Investment Risks. The Fund may, for temporary defensive purposes, invest its assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

Risks of Large Shareholder Redemptions.  Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these participating insurance companies or accounts of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may negatively impact the Fund’s brokerage costs.

Risks of Initial Public Offerings (“IPOs”).  The Fund may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

     C.  PORTFOLIO SECURITIES AND TECHNIQUES

This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks.

The Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the SAI, which is available upon request.

U.S. Government Securities. The Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. U.S. Government securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

Custodial Receipts and Trust Certificates. The Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities or other types of securities in which the Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes, the Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Fund may also

21

invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of “credit enhancement.” However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution rate. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations, and under certain interest rate and payment scenarios, the Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

Asset-Backed Securities. The Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to market conditions impacting asset-backed securities more generally.

Bank Obligations. The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Corporate Debt Obligations. The Fund may invest in corporate debt obligations and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. The Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and

22

APPENDIX A

supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Convertible Securities.
The Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which the Fund invests are subject to the same rating criteria as its other investments in fixed income securities. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Structured Securities. The Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act of 1940, as amended (the “Act”). As a result, the Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.

Structured securities include, but are not limited to, equity linked notes. An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. For example, a note may guarantee the repayment of the original principal amount invested (even if the underlying linked securities have negative performance during the note’s term), but may cap the maximum payment at maturity at a certain percentage of the issuance price or the return of the underlying linked securities. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of the Fund’s investment objective and policies.

Foreign Currency Transactions. The Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. The Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the Fund may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. The Fund may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

The Fund may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. The Fund may hold foreign

23

currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate that the foreign currency will appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, the Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Because these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price. As an investment company registered with the SEC, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in forward currency contracts.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. The Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. The Fund may also, to the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Fund’s transaction costs. Options written or purchased by the Fund may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

In lieu of entering into “protective put” transactions, the Fund may engage in barrier options transactions as an alternative means to offset or hedge against a decline in the market value of the Fund’s securities. Barrier options are similar to standard options except that they become activated or are extinguished when the underlying asset reaches a predetermined level or barrier. “Down and out” barrier options are canceled or “knocked out” if the underlying asset falls to a predetermined level. “Down and in” barrier options are activated or “knocked in” if the underlying asset falls to a predetermined level. “Up and out” barrier options are extinguished or “knocked out” if the underlying asset rises to a predetermined level. “Up and in” barrier options are activated or “knocked in” if the underlying asset rises to a predetermined level. If the Investment Adviser sets too high or too low a barrier, and the option is either extinguished or “knocked out” or the options are never activated or “knocked in,” the benefits to the Fund using a barrier option strategy may be limited and the costs associated with a barrier option strategy could be detrimental to the Fund’s performance. When writing an option, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the option contract.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Fund may engage in futures transactions on U.S. and foreign exchanges.

The Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against

24

APPENDIX A

changes in interest rates, securities prices or to the extent the Fund invests in foreign securities, currency exchange rates or to otherwise manage its term structure, sector selection and duration in accordance with its investment objectives and policies. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Fund.

Futures contracts and related options present the following risks:

■	While the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.
■	The loss incurred by the Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

The Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in futures contracts and options on futures contracts. In the case of futures contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the futures contracts.

Preferred Stock, Warrants and Rights. The Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. The Fund may invest in securities of other investment companies, including exchange traded funds (ETFs) such as iSharesSM, subject to statutory limitations prescribed by the Act. These limitations include in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs.

The use of ETFs is intended to help the Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and

25

the Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Fund may invest in other investment companies and money market funds beyond the statutory limits described above. Some of those investment companies and money market funds may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Unseasoned Companies. The Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Equity Swaps. The Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, the Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, the Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, the Fund may be unable to terminate its obligations when desired. When entering into swap contracts, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the swap contract.

When-Issued Securities and Forward Commitments. The Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of its repurchase obligation.

If the other party or “seller” defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

26

APPENDIX A

The Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. The Fund may engage in securities lending. Securities lending involves the lending of securities owned by the Fund to financial institutions such as certain broker-dealers, including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by the Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, its affiliates or State Street or its affiliates and from which the Investment Adviser, its affiliates or State Street or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral). Loan collateral (including any investment of that collateral) is not subject to the percentage limitations or nonfundamental investment policies described elsewhere in this Prospectus regarding investments in fixed-income instruments and cash equivalents.

The Fund may lend its securities to increase its income. The Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Short Sales Against-the-Box. The Fund may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Borrowings. The Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of their total assets for temporary or emergency purposes. The Fund may not make additional investments if borrowings exceed 5% of its total assets.

REITs. The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

27

Appendix B
Financial Highlights

Capital Growth Fund—Institutional Shares

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total return reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. If total return reflected all of those fees and expenses, total return would be reduced. The information for the fiscal year ended December 31, 2007 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report (available upon request). The information for the fiscal years ended December 31, 2006, 2005, 2004 and 2003 has been audited by the Fund’s former independent registered public accounting firm.

		Income from											Ratios assuming no
		investment operations											expense reductions

											Ratio of				Ratio of
			Net		Distributions			Net	Ratio of		net		Ratio of		net
	Net asset		realized		to shareholders	Net asset		assets	net		investment		total		investment
	value,	Net	and	Total from	from net	value,		at end	expenses		income to		expenses		income (loss)		Portfolio
	beginning	investment	unrealized	investment	investment	end of	Total	of year	to average		average		to average		to average		turnover
	of year	income(a)	gain	operations	income	year	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

For the Years Ended December 31,
2007	$11.58	$0.02 (d)	$1.15	$1.17	$(0.02)	$12.73	10.13%	$172,418	0	.86%(c)	0	.18%(c)(d)	0	.86%(c)	0	.18%(c)(d)	53%
2006	10.68	0.01	0.90	0.91	(0.01)	11.58	8.56	165,877	0.84		0.12		0.85		0.11		70
2005	10.39	0.02	0.29	0.31	(0.02)	10.68	2.94	168,054	0.90		0.15		0.90		0.15		35
2004	9.59	0.07	0.80	0.87	(0.07)	10.39	9.09	186,688	0.89		0.69		0.89		0.69		45
2003	7.77	0.03	1.81	1.84	(0.02)	9.59	23.74	179,694	1.02		0.38		1.43		(0.03)		16

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year.

(c)	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately 0.02% of average net assets.

(d)	Reflects income recognized from a special dividend which amounted to $0.01 per share and 0.09% of average net assets.

28

Goldman Sachs Variable Insurance Trust—
Capital Growth Fund Prospectus (Institutional Shares)

     FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Your insurance company will provide you with annual and semi-annual reports if the Fund serves as the investment vehicle for your variable annuity contract or variable life insurance policy.

Statement of Additional Information
Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Fund’s annual and semi-annual reports, and the SAI, are available free upon request by calling Goldman Sachs at 1-800-621-2550. You can also access and download the annual and semi-annual reports and the SAI at the Fund’s website: http://www.goldmansachsfunds.com.

To obtain other information and for shareholder inquiries:

■ By telephone – 1-800-621-2550

■ By mail – Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606-6306

■ On the Internet – SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Trust documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Trust documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090.

The Trust’s investment company registration number is 811-08361.
GSAM® is a registered service mark of Goldman, Sachs & Co.

VITCGPRO

Prospectus

Service
Shares

April 30, 2008

GOLDMAN SACHS VARIABLE INSURANCE TRUST

■	Goldman Sachs Capital Growth Fund

Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN THE FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as investment adviser to the Capital Growth Fund (the “Fund”). GSAM is referred to in this Prospectus as the “Investment Adviser.”

Goldman Sachs Variable Insurance Trust (the “Trust”) offers shares of the Fund to separate accounts of participating insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Service Shares of the Trust are not offered directly to the public. The participating insurance companies, not the owners of the variable annuity contracts or variable life insurance policies or participants therein, are shareholders of the Fund. The Fund pools the monies of these separate accounts and invests these monies in a portfolio of securities pursuant to the Fund’s stated investment objective.

The investment objective and policies of the Fund are similar to the investment objectives and policies of other mutual funds that the Investment Adviser manages. Although the objectives and policies may be similar, the investment results of the Fund may be higher or lower than the results of such other mutual funds. The Investment Adviser cannot guarantee, and makes no representation, that the investment results of similar funds will be comparable even though the funds have the same Investment Adviser.

     GROWTH STYLE FUND

GSAM’s Growth Investment Philosophy:

1.	Invest as if buying the company/business, not simply trading its stock:
■	Understand the business, management, products and competition.
■	Perform intensive, hands-on fundamental research.
■	Seek businesses with strategic competitive advantages.
■	Over the long-term, expect each company’s stock price ultimately to track the growth in the value of the business.

2.	Buy high-quality growth businesses that possess strong business franchises, favorable long-term prospects and excellent management.

3.	Purchase superior long-term growth companies at attractive valuations, giving the investor the potential to fully capture returns from above-average growth rates.

The Growth Investment Team approaches investing with the belief that wealth is created through the long-term ownership of a growing business.

References in this Prospectus to the Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how the Fund is managed.

1

Fund Investment Objective and Strategies

Goldman Sachs
Capital Growth Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell 1000® Growth Index

Investment Focus:	Large-cap U.S. equity investments that offer long-term capital appreciation potential

Investment Style:	Growth

     INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at the time of purchase (“Total Assets”) in equity investments. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity investments that are considered by the Investment Adviser to have long-term capital appreciation potential. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its Total Assets in foreign securities, including securities of issuers in countries with emerging markets or economies (“emerging countries”) and securities quoted in foreign currencies.

2

Other Investment Practices and Securities

The tables below identify some of the investment techniques that may (but are not required to) be used by the Fund in seeking to achieve its investment objective. Numbers in the tables show allowable usage only; for actual usage, consult the Fund’s annual/semi-annual reports. For more information about these and other investment practices and securities, see Appendix A. The Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each calendar quarter subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, the Fund publishes on its website month-end top ten holdings subject to a ten calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission (“SEC”). In addition, a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

10 Percent of total assets (including securities lending collateral) (italic type)	Capital
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)	Growth
• No specific percentage limitation on usage; limited only by the objective and strategies of the Fund	Fund
Investment Practices
Borrowings	33 1/3
Cross Hedging of Currencies	•
Custodial Receipts and Trust Certificates	•
Equity Swaps*	•
Foreign Currency Transactions**	•
Futures Contracts and Options on Futures Contracts (including index futures)	•
Investment Company Securities (including exchange traded funds)	10
Options on Foreign Currencies[1]**	•
Options on Securities and Securities Indices[2]	•
Repurchase Agreements	•
Securities Lending	33 1/3
Short Sales Against the Box	25
Unseasoned Companies	•
Preferred Stock, Warrants and Stock Purchase Rights	•
When-Issued Securities and Forward Commitments	•

10 Percent of Total Assets (excluding securities lending collateral) (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
 •   No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund

Investment Securities
American, European and Global Depositary Receipts	•
Asset-Backed and Mortgage-Backed Securities[3]	•
Bank Obligations[3]	•
Convertible Securities[4]	•
Corporate Debt Obligations[3]	•
Equity Investments	90	+
Emerging Country Securities[5]	10
Fixed Income Securities[6]	•
Foreign Securities[5]	25
Non-Investment Grade Fixed Income Securities[3,7]	10
Real Estate Investment Trusts (“REITs”)	•
Structured Securities (which may include equity linked notes)*	•
Temporary Investments	100
U.S. Government Securities[3]	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.

**	Limited by the amount the Fund invests in foreign securities.

1.	The Fund may purchase and sell call and put options.

2.	The Fund may sell covered call and put options and purchase call and put options.

3.	Limited by the amount the Fund invests in fixed income securities.

4.	The Fund uses the same rating criteria for convertible and non-convertible debt securities.

5.	The Fund may invest in the aggregate up to 25% of its Total Assets in foreign securities, including up to 10% in emerging country securities.

6.	Except as noted under “Convertible Securities” and “Non-Investment Grade Fixed Income Securities,” fixed income securities must be investment grade (i.e., rated BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”)).

7.	May be rated BB or lower by Standard & Poor’s, Ba or lower by Moody’s or have a comparable rating by another NRSRO at the time of investment.

3

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Fund and may result in a loss of your investment. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

												Initial Public	Non-Investment
		Interest	Credit/		Emerging					Investment		Offering	Grade Fixed
Fund	NAV	Rate	Default	Foreign	Countries	Derivatives	Management	Liquidity	Market	Style	Stock	(“IPO”)	Income Securities
Capital Growth	•	•	•	•	•	•	•	•	•	•	•	•	•

■	NAV Risk—The risk that the net asset value (“NAV”) of the Fund and the value of your investment will fluctuate.

■	Interest Rate Risk—The risk that when interest rates increase, fixed income securities held by the Fund will decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.

■	Credit/Default Risk—The risk that an issuer or guarantor of fixed income securities held by the Fund (which may have low credit ratings) or the counterparty in a derivative instrument, or repurchase agreement, may default on its obligation to pay interest and repay principal.

■	Foreign Risk—The risk that when the Fund invests in foreign securities, it will be subject to risks of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when the Fund invests in issuers located in emerging countries.

■	Emerging Countries Risk—The securities markets of Central and South American, African, Asian, Eastern European and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.

■	Derivatives Risk—The risk that loss may result from the Fund’s investments in options, futures, forwards, swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to the Fund.

■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.

■	Liquidity Risk—The risk that the Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. To meet redemption requests, the Fund may be forced to sell liquid securities, at an unfavorable time and conditions.

Since the Fund may invest in non-investment grade fixed income securities, small and mid-capitalization stocks, REITs and emerging country issuers, it may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

■	Market Risk—The risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

4

PRINCIPAL RISKS OF THE FUND

■	Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

■	IPO Risk—The risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

■	Non-Investment Grade Fixed Income Securities Risk—The Fund may invest in non-investment grade fixed income securities (commonly known as “junk bonds”) that are considered speculative. Non-investment grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

More information about the Fund’s portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

5

Fund Performance

     HOW THE FUND HAS PERFORMED

The bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Service Shares from year to year; and (b) how the average annual total returns of the Fund’s Service Shares compare to those of broad-based securities market indices.

The bar chart (including “Best Quarter” and “Worst Quarter” information) and table assume reinvestment of dividends and distributions. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, the Fund’s performance would have been reduced. In addition, performance reflects Fund level expenses but does not reflect the fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced.

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q2 ’07 +8.02% Worst Quarter* Q4 ’07 −1.63%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2007	1 Year	Since Inception
Service Shares (Inception 1/9/2006)	10.01%	7.57%
Russell 1000 Growth Index**	11.81%	8.91%
S&P 500 Index***	5.49%	8.99%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

**	The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

***	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

6

Fund Fees and Expenses
(Service Shares)

This table describes the fees and expenses that you would pay if you buy and hold Service Shares of the Fund.

Capital
Growth
Fund
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Fund Operating Expenses[1] (expenses that are deducted from Fund assets):
Management Fees[2]	0.75%
Distribution and Service (12b-1) Fees[3]	0.25%
Other Expenses[4]	0.08%

Total Fund Operating Expenses	1.08%

1.	The Fund’s annual operating expenses have been restated to reflect a contractual reduction in transfer agent fees from an annual rate of 0.04% to an annual rate of 0.02% of the average daily net assets of the Fund. The “Total Fund Operating Expenses” reflect the expenses that are expected to be incurred for the fiscal year ending December 31, 2008.

2.	The Investment Adviser is entitled to a management fee from the Fund at the annual rate equal to the following percentages of the average daily net assets of the Fund:

Management
Fee
Annual
Average Daily Net Assets	Rate
First $1 Billion	0.75%
Next $1 Billion	0.68%
Over $2 Billion	0.65%

3.	Participating insurance companies may charge other fees to their customers who are beneficial owners of Service Shares in connection with their customers’ accounts. Such fees may affect the return customers realize with respect to their investments.

4.	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.02% of the average daily net assets of the Fund’s Service Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) equal on an annualized basis to 0.114% of the Fund’s average daily net assets. The expense reduction may be modified or terminated at any time at the option of the Investment Adviser without shareholder approval.

Example

The following Example is intended to help you compare the cost of investing in the Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds.

Surrender charges, mortality and expense risk fees and other charges may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies and are not reflected in the Table above and Example below. These fees should be described in the participating insurance companies’ prospectuses. Such fees or charges would reduce the return you may realize with respect to your investments.

The Example assumes that you invest $10,000 in Service Shares of the Fund for the time periods indicated and then redeem all of your Service Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years
Capital Growth	$110	$343	$595	$1,317

Certain participating insurance companies that invest in Service Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact such organizations for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain participating insurance companies that invest in Service Shares may receive other compensation in connection with the sale and distribution of Service Shares or for services to their customers’ accounts and/or the Fund. For additional information regarding such compensation, see “Service Providers” in the Prospectus and “Payments to Intermediaries” in the SAI.

7

Service Providers

     INVESTMENT ADVISER

Investment Adviser

Goldman Sachs Asset Management, L.P. (“GSAM”) 32 Old Slip New York, New York 10005

GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of December 31, 2007, GSAM, including its investment advisory affiliates, had assets under management of $763 billion.

The Investment Adviser provides day-to-day advice regarding the Fund’s portfolio transactions. The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Fund:

■	Supervises all non-advisory operations of the Fund

■	Provides personnel to perform necessary executive, administrative and clerical services to the Fund

■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and SAIs and other reports filed with the SEC and other regulatory authorities

■	Maintains the records of the Fund

■	Provides office space and all necessary office equipment and services

     MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to a fee, computed daily and payable monthly, at the annual rate listed below (as a percentage of the Fund’s average daily net assets):

			Actual Rate for the
		Average Daily	Fiscal Year Ended
Fund	Contractual Rate	Net Assets	December 31, 2007
Capital Growth	0.75% 0.68% 0.65%	First $1 Billion Next $1 Billion Over $2 Billion	0.75%

The Investment Adviser may voluntarily waive a portion of its management fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund in 2007 is available in the Fund’s semi-annual report dated June 30, 2007.

The Investment Adviser, Distributor, and/or their affiliates may, from time to time, pay compensation from their own assets (and not as an additional charge to the Fund) to participating insurance companies for administrative services that such companies provide to their variable annuity and variable life insurance contract owners who are invested in the Fund and for other purposes. In addition, the Investment Adviser, distributor, and/or their affiliates may pay compensation from their own assets (and not as an additional charge to the Fund) to various securities dealers (including affiliates of participating insurance companies) (“Intermediaries”) that distribute variable annuity contracts and/or variable life insurance contracts of such companies in connection with the sale, distribution and/or servicing of such contracts. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Fund and other Goldman Sachs Funds, which may consist of payments relating to funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Fund and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by the Investment

8

SERVICE PROVIDERS

Adviser, Distributor and/or their affiliates may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services by the Fund. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. Please refer to the “Payments to Intermediaries” section of the SAI for more information about these payments.

The payments made by the Investment Adviser, Distributor and/or their affiliates may differ for different participating insurance companies and Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative, salesperson or participating insurance company to highlight, feature, offer or recommend the Fund based, at least in part, on the level of compensation paid. You should contact your participating insurance company or Intermediary for more information about the payments they receive and any potential conflicts of interest.

     FUND MANAGERS

Growth Investment Team

■	For 27 years, the team has applied a consistent investment discipline through diverse and complete market cycles

■	As of December 31, 2007, the team had $28.5 billion in equities under management

■	A deep and experienced portfolio management and research team comprised of industry experts that provide in depth research within each sector

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Steven M. Barry Managing Director Chief Investment Officer	Senior Portfolio Manager— Capital Growth	Since 1999	Mr. Barry joined the Investment Adviser as a portfolio manager in 1999. From 1988 to 1999, he was a portfolio manager at Alliance Capital Management.

Gregory H. Ekizian, CFA Managing Director Chief Investment Officer	Senior Portfolio Manager— Capital Growth	Since 1997	Mr. Ekizian joined the Investment Adviser as a portfolio manager in January 1997 when Goldman Sachs acquired Liberty Investment Management. He was a senior portfolio manager at Liberty prior to the acquisition. He joined Liberty’s predecessor firm Eagle Asset Management in 1990.

David G. Shell, CFA Managing Director Chief Investment Officer	Senior Portfolio Manager— Capital Growth	Since 1997	Mr. Shell joined the Investment Adviser as a portfolio manager in January 1997 when Goldman Sachs acquired Liberty Investment Management. He was a senior portfolio manager at Liberty prior to the acquisition. He joined Liberty’s predecessor firm Eagle Asset Management in 1987.

Steve Barry, Dave Shell and Greg Ekizian are Chief Investment Officers (“CIOs”) of the Growth Investment Team. All 18 members of the team discuss their research analysis and recommendations with the whole team at investment strategy meetings. The entire team discusses and debates whether the business being presented meets the Growth team’s definition of a high-quality growth business and the attractiveness of the current valuation. The team reaches a consensus on whether a business is worthy of a position in the portfolio. The CIOs are accountable for all portfolio construction decisions and determine the appropriate weight for each investment.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.

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     DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of the Fund’s shares. Goldman Sachs, 71 S. Wacker Drive, Chicago, Illinois 60606, also serves as the Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

     ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES
AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Fund or limit the Fund’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may adversely impact the Fund. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Fund, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund. For more information about conflicts of interest, see the SAI.

Under a securities lending program approved by the Trust’s Board of Trustees, the Trust may retain an affiliate of the Investment Adviser to serve as a securities lending agent for the Fund to the extent that the Fund engages in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. The Board of Trustees periodically reviews all portfolio securities loan transactions for which the affiliated lending agent has acted as lending agent. In addition, the Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions, as permitted by applicable law.

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Dividends

Dividends from investment company taxable income and distributions from net realized capital gains (if any) are declared and paid by the Fund at least annually. Over the course of the year, accrued and paid dividends and distributions will equal all or substantially all of the Fund’s investment company taxable income and net realized capital gains. All dividends paid on Service Shares will be automatically reinvested in additional Service Shares of the Fund at the NAV of such shares on the payment date, unless an insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of the Fund’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period in accordance with good accounting practice.

11

Shareholder Guide

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Fund’s Service Shares.

How Can I Purchase Or Sell Service Shares Of The Fund?
Service Shares of the Fund are not sold directly to the public. Instead, Fund shares are sold to separate accounts that fund variable annuity and variable life insurance contracts issued by participating insurance companies. You may purchase or sell (redeem) shares of the Fund through variable annuity contracts and variable life insurance policies offered through the separate accounts. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the participating insurance companies. You should refer to those prospectuses for information on how to purchase a variable annuity contract or variable life insurance policy, how to select a specific Fund as an investment option for your contract or policy and how to redeem monies from the Fund.

The separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectus describing the variable annuity contracts and variable life insurance policies issued by the participating insurance companies) to be effected on that day pursuant to variable annuity contracts and variable life insurance policies.

Shares of the Fund may be purchased by separate accounts of both affiliated and unaffiliated participating insurance companies in order to fund both variable annuity and variable life insurance contracts, and also may be purchased by qualified plans. This may present certain conflicts of interests among variable annuity owners, variable life insurance policy owners and plan investors. The Trust’s Board of Trustees will monitor the Trust for the existence of any material irreconcilable conflict of interest. The Trust currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies arising from the fact that interests of the holders of variable annuity contracts and variable life insurance policies may differ due to differences of tax treatment or other considerations or due to conflicts among the participating insurance companies. If, however, a material unreconcilable conflict arises between the holders of variable annuity contracts and variable life insurance policies of participating insurance companies, a participating insurance company may be required to withdraw the assets allocable to some or all of the separate accounts from the Fund. Any such withdrawal could disrupt orderly portfolio management to the potential detriment of such holders.

Shares of the Fund (and other existing and new funds that might be added to the Trust) may also be offered to:

■	Unregistered separate accounts of various participating insurance companies through which variable annuity contracts and variable life insurance policies are sold in non-public offerings.
■	Unregistered separate accounts of various participating insurance companies through which variable annuity contracts and variable life insurance policies are offered exclusively to qualified pension and profit-sharing plans and/or certain governmental plans.
■	Qualified pension and profit-sharing plans. The Trust does not currently anticipate offering shares directly to such plans.

In addition to Service Shares, the Fund offers another class of shares. This other share class is subject to different fees and expenses (which affect performance) and is entitled to different services than Service Shares. Information regarding this other share class can be obtained from Goldman Sachs by calling the number on the back cover of this Prospectus.

How Are Shares Priced?
Service Shares of the Fund are purchased and sold at the Fund’s next determined NAV for its Service Share Class after the Fund receives the order in proper form. Each Class calculates its NAV as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class) Number of the Outstanding Shares of the Class

The Fund’s investments are valued based on market quotations or if market quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined in good faith under procedures established by the Trustees.

In the event that the Fund invests in foreign equity securities, “fair value” prices are provided by an independent fair value service in accordance with the fair value procedures approved by the Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value price for a particular security or if the price does not meet the established criteria for the Fund, the Fund will price that security at the most recent closing price for that security on its principal exchange.

12

SHAREHOLDER GUIDE

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could effect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

Please note the following with respect to the price at which your transactions are processed:

■	NAV per share of each share class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.

■	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.

■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into the Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than its regularly scheduled closing time. In the event the New York Stock Exchange does not open for business, the Trust may, but is not required to, open the Fund for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during this situation, please call 1-800-621-2550.

Foreign securities may trade in their local markets on days the Fund is closed. As a result, if the Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

Do I Have To Pay Any Fees When Purchasing Or Selling Service Shares Of The Fund?
The Fund does not charge any fees when it sells or redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. These fees should be described in the participating insurance companies’ prospectuses.

What Else Should I Know About Service Share Purchases And Redemptions?
The Trust reserves the right to:

■	Suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC.
■	Suspend the offering of shares for a period of time.
■	Reject any purchase order.

■	Close the Fund to new investors from time to time and reopen the Fund whenever it is deemed appropriate by the Fund’s Investment Adviser.

Orders received by the Trust are effected on business days. The separate accounts purchase and redeem shares of the Fund at the Fund’s NAV per share calculated as of the day an order is received by the insurance company although such purchases and redemptions may be executed the next morning. Redemption proceeds paid by wire transfer will normally be wired in federal funds on the next business day after the Trust receives actual notice of the redemption order (for a total of one business day delay), but may be paid up to three business days after receipt of actual notice of the order.

13

Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.

What Types Of Reports Will I Be Sent Regarding Investments In The Fund?
As a holder of a variable annuity contract or variable life insurance policy, you will receive annual shareholder reports containing audited financial statements and semi-annual shareholder reports from your participating insurance company.

What Are The Fund’s Voting Procedures?
Participating insurance companies, not the owners of the variable annuity contracts or variable life insurance policies or participants therein, are shareholders of the Fund. To the extent required by law:

■	The participating insurance companies will vote Fund shares held in the separate accounts in a manner consistent with timely voting instructions received from the holders of variable annuity contracts and variable life insurance policies.
■	The participating insurance companies will vote Fund shares held in the separate accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares they own, in the same proportion as those shares for which voting instructions are received.

It is anticipated that Fund shares held by unregistered separate accounts or qualified plans generally will be voted for or against any proposition in the same proportion as all other Fund shares are voted unless the unregistered separate account’s participating insurance company or the plan makes other arrangements.

Additional information concerning voting rights of the participants in the separate accounts is more fully set forth in the prospectus relating to those accounts issued by the participating insurance companies.

     RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemption of shares in the Fund and does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the Fund. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of the Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any participating insurance company or other investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to the Fund. In making this judgement, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market-timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Goldman Sachs reviews on a regular, periodic basis available information relating to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, Goldman Sachs detects excessive, short term trading. Goldman Sachs is authorized to reject or restrict a purchase or exchange request and may further seek to close an investor’s account with the Fund. Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares are generally held through omnibus arrangements maintained by participating insurance companies or other intermediaries. Omnibus accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors shares are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Fund on a regular basis. A number of these insurance companies or intermediaries may not have the capability or may not be willing or

14

SHAREHOLDER GUIDE

legally able to apply the Fund’s market-timing policies. While Goldman Sachs may monitor share turnover at the omnibus account level, the Fund’s ability to monitor and detect market-timing by shareholders in these omnibus accounts may be limited in certain circumstances, and certain of these insurance companies or intermediaries may charge the Fund a fee for providing certain Shareholder information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market-timing activities. In addition, those inventors who engage in market-timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Fund and Goldman Sachs will be able to identify all those who trade excessively or employ a market-timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by a participating insurance company or intermediary or by certain of their customers. Insurance companies and intermediaries may also monitor their customers’ trading activities in the Fund. The criteria used by insurance companies or intermediaries to monitor for excessive trading may differ from the criteria used by the Fund. If an insurance company or intermediary fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

     DISTRIBUTION SERVICES AND FEES

What Are The Distribution And Service Fees Paid By Service Shares?
The Trust has adopted a distribution and service plan (the “Plan”) under which Service Shares bear distribution and service fees paid to participating insurance companies and Goldman Sachs. If the fees received by Goldman Sach s pursuant to the Plan exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally receives and pays the distribution and service fees on a quarterly basis.

Under the Plan, Goldman Sachs is entitled to a monthly fee from the Fund for distribution services equal, on an annual basis, to 0.25% of the Fund’s average daily net assets attributed to Service Shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

The distribution fees are subject to the requirements of Rule 12b-1 under the Investment Company Act, and may be used (among other things) for:

■	Compensation paid to and expenses incurred by insurance companies and other financial intermediaries, and Goldman Sachs, and their respective officers, employees and sales representatives;

■	Sales commissions;

■	Allocable overhead;

■	Telephone and travel expenses;

■	Interest and other costs associated with the financing of such compensation and expenses;

■	Printing of prospectuses for prospective shareholders;

■	Preparation and distribution of sales literature or advertising of any type; and
■	All other expenses incurred in connection with activities primarily intended to result in the sale of Service Shares.

In addition, the fees may be used for personal and account maintenance services performed and related expenses incurred in connection with Service Shares. Personal and account maintenance services include services relating to assistance to contract owners regarding their investments in Service Shares and responding to contract owner inquiries.

15

Taxation

The Fund is treated as a separate corporate entity for federal tax purposes. The Fund has elected to be treated as a regulated investment company and intends to qualify for such treatment for each taxable year under Subchapter M of Subtitle A, Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”). In addition, the Fund intends to qualify under the Code with respect to the diversification requirements related to variable contracts. Provided that the Fund and a separate account investing in the Fund satisfy applicable tax requirements, the Fund will not be subject to federal tax and any distributions from the Fund to the separate accounts will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or a variable life insurance contract.

Persons investing in variable annuity or variable life insurance contracts should refer to the prospectuses with respect to such contracts for further information regarding the tax treatment of the contracts and the separate accounts in which the contracts are invested.

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Appendix A
Additional Information on Portfolio Risks,
Securities and Techniques

     A.  GENERAL PORTFOLIO RISKS

The Fund will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that the Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Fund may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility.

To the extent it invests in fixed income securities, the Fund will also be subject to the risks associated with fixed income securities. These risks include interest rate risk, credit/default risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that an issuer or guarantor could default on its obligations, and the Fund will not recover its investment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities, such as securities backed by car loans.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Fund and its shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Fund’s historical portfolio turnover rates.

The Fund may invest in non-investment grade fixed income securities (commonly known as “junk bonds”), which are rated below investment grade (or determined to be of equivalent quality, if not rated) at the time of purchase and are therefore considered speculative. Because non-investment grade fixed income securities are issued by issuers with low credit ratings, they pose a greater risk of default than investment grade securities.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.

     B.  OTHER PORTFOLIO RISKS

Risks of Derivative Investments. The Fund may invest in derivative instruments including without limitation, options, futures, options on futures, swaps, structured securities and forward contracts and other derivatives relating to foreign currency transactions. Investments in derivative instruments may be for both hedging and nonhedging purposes (that is, to seek to increase total return, although suitable derivative instruments may not always be available to the Investment Adviser for these purposes). Losses from investments in derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment

17

Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolio risks through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge certain portfolio risks. Investing for nonhedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Foreign Investments. The Fund may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of the Fund’s assets in one or a few countries and currencies will subject the Fund to greater risks than if the Fund’s assets were not geographically concentrated.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs, GDRs and EDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded either in the United States or foreign markets. EDRs are traded primarily outside the United States. Prices of ADRs are quoted in U.S. dollars. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Emerging Countries. The Fund may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa. The Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit

18

APPENDIX A

investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), the Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.

The Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to the Fund from an investment in issuers in such countries.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). The Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.

The Fund’s use of foreign currency management techniques in emerging countries may be limited. The Investment Adviser currently anticipates that a significant portion of the Fund’s currency exposure in emerging countries may not be covered by these techniques.

Risks of Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options

19

■	Certain structured securities and swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of the Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Securities purchased by the Fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, markets events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more securities in the Fund’s portfolio become illiquid, the Fund may exceed its 15 percent limitation in illiquid securities. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15 percent of the Fund’s net assets, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

In cases where no clear indication of the value of the Fund’s portfolio securities is available, the portfolio securities will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. For more information on fair valuation, please see “Shareholder Guide—How Are Shares Priced?”

Credit/Default Risks. Debt securities purchased by the Fund may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.

Debt securities rated BBB or higher by Standard & Poor’s or Baa or higher by Moody’s or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. A security satisfies the Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies the Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of the security, is in the best interest of the Fund and its shareholders.

The Fund may invest in fixed income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in the Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

20

APPENDIX A

Temporary Investment Risks. The Fund may, for temporary defensive purposes, invest its assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

Risks of Large Shareholder Redemptions.  Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these participating insurance companies or accounts of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may negatively impact the Fund’s brokerage costs.

Risks of Initial Public Offerings (“IPOs”).  The Fund may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

     C.  PORTFOLIO SECURITIES AND TECHNIQUES

This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks.

The Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the SAI, which is available upon request.

U.S. Government Securities. The Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. U.S. Government securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

Custodial Receipts and Trust Certificates. The Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities or other types of securities in which the Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes, the Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses

21

charged to the custodial account or trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of “credit enhancement.” However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution rate. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations, and under certain interest rate and payment scenarios, the Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

Asset-Backed Securities. The Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to market conditions impacting asset-backed securities more generally.

Bank Obligations. The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Corporate Debt Obligations. The Fund may invest in corporate debt obligations and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. The Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include

22

APPENDIX A

securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Convertible Securities. The Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which the Fund invests are subject to the same rating criteria as its other investments in fixed income securities. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Structured Securities. The Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act of 1940, as amended (the “Act”). As a result, the Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.

Structured securities include, but are not limited to, equity linked notes. An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. For example, a note may guarantee the repayment of the original principal amount invested (even if the underlying linked securities have negative performance during the note’s term), but may cap the maximum payment at maturity at a certain percentage of the issuance price or the return of the underlying linked securities. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of the Fund’s investment objective and policies.

Foreign Currency Transactions. The Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. The Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the Fund may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. The Fund may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

The Fund may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged

23

security is denominated or quoted. The Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate that the foreign currency will appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, the Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Because these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price. As an investment company registered with the SEC, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in forward currency contracts.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. The Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. The Fund may also, to the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Fund’s transaction costs. Options written or purchased by the Fund may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

In lieu of entering into “protective put” transactions, the Fund may engage in barrier options transactions as an alternative means to offset or hedge against a decline in the market value of the Fund’s securities. Barrier options are similar to standard options except that they become activated or are extinguished when the underlying asset reaches a predetermined level or barrier. “Down and out” barrier options are canceled or “knocked out” if the underlying asset falls to a predetermined level. “Down and in” barrier options are activated or “knocked in” if the underlying asset falls to a predetermined level. “Up and out” barrier options are extinguished or “knocked out” if the underlying asset rises to a predetermined level. “Up and in” barrier options are activated or “knocked in” if the underlying asset rises to a predetermined level. If the Investment Adviser sets too high or too low a barrier, and the option is either extinguished or “knocked out” or the options are never activated or “knocked in,” the benefits to the Fund using a barrier option strategy may be limited and the costs associated with a barrier option strategy could be detrimental to the Fund’s performance. When writing an option, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the option contract.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Fund may engage in futures transactions on U.S. and foreign exchanges.

The Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in

24

APPENDIX A

order to seek to increase total return or to hedge against changes in interest rates, securities prices or to the extent the Fund invests in foreign securities, currency exchange rates or to otherwise manage its term structure, sector selection and duration in accordance with its investment objectives and policies. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Fund.

Futures contracts and related options present the following risks:

■	While the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.
■	The loss incurred by the Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

The Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in futures contracts and options on futures contracts. In the case of futures contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the futures contracts.

Preferred Stock, Warrants and Rights. The Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. The Fund may invest in securities of other investment companies, including exchange traded funds (ETFs) such as iSharesSM, subject to statutory limitations prescribed by the Act. These limitations include in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs.

The use of ETFs is intended to help the Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies

25

its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Fund may invest in other investment companies and money market funds beyond the statutory limits described above. Some of those investment companies and money market funds may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Unseasoned Companies. The Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Equity Swaps. The Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, the Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, the Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, the Fund may be unable to terminate its obligations when desired. When entering into swap contracts, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the swap contract.

When-Issued Securities and Forward Commitments. The Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of its repurchase obligation.

If the other party or “seller” defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

26

APPENDIX A

The Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. The Fund may engage in securities lending. Securities lending involves the lending of securities owned by the Fund to financial institutions such as certain broker-dealers, including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by the Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, its affiliates or State Street or its affiliates and from which the Investment Adviser, its affiliates or State Street or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral). Loan collateral (including any investment of that collateral) is not subject to the percentage limitations or nonfundamental investment policies described elsewhere in this Prospectus regarding investments in fixed-income instruments and cash equivalents.

The Fund may lend its securities to increase its income. The Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Short Sales Against-the-Box. The Fund may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Borrowings. The Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of their total assets for temporary or emergency purposes. The Fund may not make additional investments if borrowings exceed 5% of its total assets.

REITs. The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

27

Appendix B
Financial Highlights

Capital Growth Fund—Service Shares

The financial highlights table is intended to help you understand the Fund’s financial performance for the past fiscal year and fiscal period. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total return reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. If total return reflected all of those fees and expenses, total return would be reduced. The information for the fiscal year ended December 31, 2007 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report (available upon request). The information for the fiscal period ended December 31, 2006 has been audited by the Fund’s former independent registered public accounting firm.

Ratios assuming no
		Income from											expense reductions
		investment operations			Distributions						Ratio of				Ratio of
			Net		to	Net		Net	Ratio of		net		Ratio of		net
	Net asset		realized		shareholders	asset		assets	net		investment		total		investment
	value,	Net	and	Total from	from net	value,		at end	expenses		income to		expenses		income (loss)		Portfolio
	beginning	investment	unrealized	investment	investment	end of	Total	of period	to average		average		to average		to average		turnover
	of period	income(b)	gain	operations	income	period	return(c)	(in 000s)	net assets		net assets		net assets		net assets		rate

For the Period Ended December 31,
2007	$11.58	$0.01 (g)	$1.15	$1.16	$(0.01)	$12.73	10.01%	$343,100	0.96	%(f)	0.08	%(f)(g)	1.11	%(f)	(0.07	)%(f)(g)	53%
2006(a)	11.03	— (e)	0.55	0.55	— (e)	11.58	5.01	386,526	0.94	(d)	0.03	(d)	1.10	(d)	(0.13	)(d)	70

(a)	Service Share Class commenced on January 9, 2006.
(b)	Calculated based on the average shares outstanding methodology.

(c)	Assumes investment at the net asset value at the beginning of the year/period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year/period. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)	Less than $0.005 per share.

(f)	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately 0.02% of average net assets.

(g)	Reflects income recognized from a special dividend which amounted to $0.01 per share and 0.09% of average net assets.

28

Goldman Sachs Variable Insurance Trust –
Capital Growth Fund Prospectus (Service Shares)

     FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Your insurance company will provide you with annual and semi-annual reports if the Fund serves as the investment vehicle for your variable annuity contract or variable life insurance policy.

Statement of Additional Information
Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Fund’s annual and semi-annual reports, and the SAI, are available free upon request by calling Goldman Sachs at 1-800-621-2550. You can also access and download the annual and semi-annual reports and the SAI at the Fund’s website: http://www.goldmansachsfunds.com.

To obtain other information and for shareholder inquiries:

■	By telephone – 1-800-621-2550
■	By mail – Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606-6306
■	On the Internet – SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Trust documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Trust documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090.

The Trust’s investment company registration number is 811-08361.
GSAM® is a registered service mark of Goldman, Sachs & Co.

VITCGPROSVC

Prospectus

Institutional
Shares
April 30, 2008

GOLDMAN SACHS VARIABLE INSURANCE TRUST

■	Goldman Sachs Growth and Income Fund

Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN THE FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment
Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as investment adviser to the Growth and Income Fund (the “Fund”). GSAM is referred to in this Prospectus as the “Investment Adviser.”

Goldman Sachs Variable Insurance Trust (the “Trust”) offers shares of the Fund to separate accounts of participating insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Institutional Shares of the Trust are not offered directly to the public. The participating insurance companies, not the owners of the variable annuity contracts or variable life insurance policies or participants therein, are shareholders of the Fund. The Fund pools the monies of these separate accounts and invests these monies in a portfolio of securities pursuant to the Fund’s stated investment objective.

The investment objective and policies of the Fund are similar to the investment objectives and policies of other mutual funds that the Investment Adviser manages. Although the objectives and policies may be similar, the investment results of the Fund may be higher or lower than the results of such other mutual funds. The Investment Adviser cannot guarantee, and makes no representation, that the investment results of similar funds will be comparable even though the funds have the same Investment Adviser.

     VALUE STYLE FUND

GSAM’s Value Investment Philosophy:
Through intensive, firsthand fundamental research our portfolio team seeks to identify quality businesses selling at compelling valuations.

1.	Businesses represent compelling value when:
■	Market uncertainty exists.
■	Their economic value is not recognized by the market.

2.	By quality, we mean companies that have:
■	Sustainable operating or competitive advantage.
■	Excellent stewardship of capital.
■	Capability to earn above their cost of capital.
■	Strong or improving balance sheets and cash flow.

Business quality, conservative valuation and thoughtful portfolio construction are the key elements of our value approach.

References in this Prospectus to the Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how the Fund is managed.

1

Fund Investment Objective and Strategies

Goldman Sachs
Growth and Income Fund

FUND FACTS

Objective:	Long-term growth of capital and growth of income

Benchmark:	Russell 1000® Value Index

Investment Focus:	Large-cap U.S. equity investments that are believed to be undervalued

Investment Style:	Value

     INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and growth of income.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 65% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments that the Investment Adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability. Although the Fund will invest primarily in publicly traded U.S. securities, including preferred and convertible securities, it may invest up to 25% of its Total Assets in foreign securities, including securities of issuers in countries with emerging markets or economies (“emerging countries”) and securities quoted in foreign currencies.

Other. The Fund may also invest up to 35% of its Total Assets in fixed income securities, such as government, corporate and bank debt obligations, that offer the potential to further the Fund’s investment objective.

2

Other Investment Practices and Securities

The tables below identify some of the investment techniques that may (but are not required to) be used by the Fund in seeking to achieve its investment objective. Numbers in the tables show allowable usage only; for actual usage, consult the Fund’s annual/semi-annual reports. For more information about these and other investment practices and securities, see Appendix A. The Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each calendar quarter subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, the Fund publishes on its website month-end top ten holdings subject to a ten calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission (“SEC”). In addition, a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

10 Percent of total assets (including securities lending collateral) (italic type)	Growth and
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)	Income
• No specific percentage limitation on usage; limited only by the objective and strategies of the Fund	Fund
Investment Practices
Borrowings	33	1/3
Cross Hedging of Currencies	•
Custodial Receipts and Trust Certificates	•
Equity Swaps*	•
Foreign Currency Transactions**	•
Futures Contracts and Options on Futures Contracts (including index futures)	•
Investment Company Securities (including exchange traded funds)	10
Options on Foreign Currencies[1]**	•
Options on Securities and Securities Indices[2]	•
Repurchase Agreements	•
Securities Lending	33	1/3
Short Sales Against the Box	25
Unseasoned Companies	•
Preferred Stock, Warrants and Stock Purchase Rights	•
When-Issued Securities and Forward Commitments	•

10 Percent of Total Assets (excluding securities lending collateral) (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
 •   No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund

Investment Securities
American, European and Global Depositary Receipts	•
Asset-Backed and Mortgage-Backed Securities[3]	•
Bank Obligations[3]	•
Convertible Securities[4]	•
Corporate Debt Obligations[3]	•
Equity Investments	65	+
Emerging Country Securities[5]	25
Fixed Income Securities[6]	35
Foreign Securities[5]	25
Non-Investment Grade Fixed Income Securities[3,7]	10
Real Estate Investment Trusts (“REITs”)	•
Structured Securities (which may include equity linked notes)*	•
Temporary Investments	100
U.S. Government Securities[3]	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.

**	Limited by the amount the Fund invests in foreign securities.
1.	The Fund may purchase and sell call and put options.
2.	The Fund may sell covered call and put options and purchase call and put options.
3.	Limited by the amount the Fund invests in fixed income securities.
4.	The Fund uses the same rating criteria for convertible and non-convertible debt securities.
5.	The Fund may invest in the aggregate up to 25% of its Total Assets in foreign securities, including emerging country securities.

6.	Except as noted under “Convertible Securities,” and “Non-Investment Grade Fixed Income Securities,” fixed income securities must be investment grade (i.e., rated BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”)).

7.	May be rated BB or lower by Standard & Poor’s, Ba or lower by Moody’s or have a comparable rating by another NRSRO at the time of investment.

3

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Fund and may result in a loss of your investment. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Non-Investment
		Interest	Credit/		Emerging					Investment		Grade Fixed
Fund	NAV	Rate	Default	Foreign	Countries	Derivatives	Management	Liquidity	Market	Style	Stock	Income Securities
Growth and Income	•	•	•	•	•	•	•	•	•	•	•	•

■	NAV Risk—The risk that the net asset value (“NAV”) of the Fund and the value of your investment will fluctuate.

■	Interest Rate Risk—The risk that when interest rates increase, fixed income securities held by the Fund will decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.

■	Credit/Default Risk—The risk that an issuer or guarantor of fixed income securities held by the Fund (which may have low credit ratings), or the counterparty in a derivative instrument, or repurchase agreement, may default on its obligation to pay interest and repay principal.
■	Foreign Risk—The risk that when the Fund invests in foreign securities, it will be subject to risks of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when the Fund invests in issuers located in emerging countries.

■	Emerging Countries Risk—The securities markets of Central and South American, African, Asian, Eastern European and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.

■	Derivatives Risk—The risk that loss may result from the Fund’s investments in options, futures, forwards, swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to the Fund.

■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.

■	Liquidity Risk—The risk that the Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. To meet redemption requests, the Fund may be forced to sell liquid securities, at an unfavorable time and conditions.

Since the Fund may invest in non-investment grade fixed income securities, REITs and emerging country issuers, it may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

4

PRINCIPAL RISKS OF THE FUND

■	Market Risk—The risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

■	Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

■	Non-Investment Grade Fixed Income Securities Risk—The Fund may invest in non-investment grade fixed income securities (commonly known as “junk bonds”) that are considered speculative. Non-investment grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

More information about the Fund’s portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

5

Fund Performance

     HOW THE FUND HAS PERFORMED

The bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Institutional Fund’s Shares compares to those of a broad-based securities market index.

The bar chart (including “Best Quarter” and “Worst Quarter” information) and table assume reinvestment of dividends and distributions. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, the Fund’s performance would have been reduced. In addition, performance reflects Fund level expenses but does not reflect the fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced.

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q2 ’03 +13.09% Worst Quarter* Q3 ’02 –13.87%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2007	1 Year	5 Years	Since Inception
Institutional Shares (Inception 1/12/98)	1.49%	13.82%	5.01%
Russell 1000 Value**	–0.17%	14.62%	8.30%
S&P 500 Index***	5.49%	12.82%	6.40%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The Russell 1000 Value Index is an unmanaged market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot directly invest in an index.
***	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot directly invest in an index.

6

Fund Fees and Expenses
(Institutional Shares)

This table describes the fees and expenses that you would pay if you buy and hold Institutional Shares of the Fund.

Growth and
Income
Fund
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None
Annual Fund Operating Expenses[1] (expenses that are deducted from Fund assets):
Management Fees[2]	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses[3]	0.08%

Total Fund Operating Expenses	0.83%

[1]	The Fund’s annual operating expenses have been restated to reflect a contractual reduction in transfer agent fees from an annual rate of 0.04% to an annual rate of 0.02% of the average daily net assets of the Fund’s Institutional Shares. The “Total Fund Operating Expenses” reflect the expenses that are expected to be incurred for the fiscal year ending December 31, 2008.

[2]	The Investment Adviser is entitled to a management fee from the Fund at the annual rate equal to the following percentages of the average daily net assets of the Fund:

Management
Fee
Annual
Average Daily Net Assets	Rate
First $1 Billion	0.75%

Next $1 Billion	0.68%

Over $2 Billion	0.65%

[3]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.02% of the average daily net assets of the Fund’s Institutional Shares plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) equal on an annualized basis to 0.114% of the Fund’s average daily net assets. The expense reduction may be modified or terminated at any time at the option of the Investment Adviser without shareholder approval.

Example

The following Example is intended to help you compare the cost of investing in t he Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds.

Surrender charges, mortality and expense risk fees and other charges may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies and are not reflected in the Table above and Example below. These fees should be described in the participating insurance companies’ prospectuses. Such fees or charges would reduce the return you may realize with respect to your investments.

The Example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated and then redeem all of your Institutional Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years
Growth and Income	$85	$265	$460	$1,025

Certain participating insurance companies that invest in Institutional Shares may receive other compensation in connection with the sale and distribution of Institutional Shares or for services to their customers’ accounts and/or the Fund. For additional information regarding such compensation, see “Service Providers” in the prospectus and “Payments to Intermediaries” in the SAI.

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Service Providers

     INVESTMENT ADVISER

Investment Adviser

Goldman Sachs Asset Management, L.P. (“GSAM”) 32 Old Slip New York, New York 10005

GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of December 31, 2007, GSAM, including its investment advisory affiliates, had assets under management of $763 billion.

The Investment Adviser provides day-to-day advice regarding the Fund’s portfolio transactions. The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Fund:

■	Supervises all non-advisory operations of the Fund
■	Provides personnel to perform necessary executive, administrative and clerical services to the Fund

■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and SAIs and other reports filed with the SEC and other regulatory authorities

■	Maintains the records of the Fund
■	Provides office space and all necessary office equipment and services

     MANAGEMENT FEE

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to a fee, computed daily and payable monthly, at an annual rate listed below (as a percentage of the Fund’s average daily net assets):

			Actual Rate for the
	Contractual	Average Daily	Fiscal Year Ended
Fund	Rate	Net Assets	December 31, 2007
Growth and Income	0.75%	First $1 Billion
	0.68%	Next $1 Billion	0.75%
	0.65%	Over $2 Billion

The Investment Adviser may voluntarily waive a portion of its management fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund in 2007 is available in the Fund’s semi-annual report dated June 30, 2007.

The Investment Adviser, distributor, and/or their affiliates may, from time to time, pay compensation from their own assets (and not as an additional charge to the Fund) to participating insurance companies for administrative services that such companies provide to their variable annuity and variable life insurance contract owners who are invested in the Fund and for other purposes. In addition, the Investment Adviser, distributor, and/or their affiliates may pay compensation from their own assets (and not as an additional charge to the Fund) to various securities dealers (including affiliates of participating insurance companies) (“Intermediaries”) that distribute variable annuity contracts and/or variable life insurance contracts of such companies in connection with the sale, distribution and/or servicing of such contracts. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Fund and other Goldman Sachs Funds, which may consist of payments relating to funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Fund and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by the Investment

8

SERVICE PROVIDERS

Adviser, distributor and/or their affiliates may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services by the Fund. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. Please refer to the “Payments to Intermediaries” section of the SAI for more information about these payments.

The payments made by the Investment Adviser, distributor and/or their affiliates may differ for different participating insurance companies and Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative, salesperson or participating insurance company to highlight, feature, offer or recommend the Fund based, at least in part, on the level of compensation paid. You should contact your participating insurance company or Intermediary for more information about the payments they receive and any potential conflicts of interest.

9

     FUND MANAGERS

Value Investment Team

■	14 Portfolio Managers with an average of over 18 years each of financial experience comprise the Investment Adviser’s value investment team

■	The team is organized by industry in order to deliver depth and breadth of research expertise
■	Portfolio decision makers are actively conducting the research, which brings intensity and focus to the Value team process

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Eileen Rominger Managing Director Co-Chief Investment Officer, Value Equity Co-Chief Investment Officer, Global Equity	Portfolio Manager— Growth and Income	Since 1999	Ms. Rominger joined the Investment Adviser as a portfolio manager and Chief Investment Officer of the Value team in August 1999. Ms. Rominger became Co-Chief Investment Officer of Global Equity in 2008. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.

Andrew Braun Managing Director Co-Chief Investment Officer, Value Equity	Portfolio Manager— Growth and Income	Since 2001	Mr. Braun joined the Investment Adviser as a mutual fund product development analyst in July 1993. From January 1997 to April 2001, he was a research analyst on the Value team, and he became a portfolio manager in May 2001.

Sean Gallagher Managing Director Co-Chief Investment Officer, Value Equity	Portfolio Manager— Growth and Income	Since 2001	Mr. Gallagher joined the Investment Adviser as a research analyst in May 2000. He became a portfolio manager in December 2001. From October 1993 to May 2000, he was a research analyst at Merrill Lynch Asset Management.

Dolores Bamford, CFA Managing Director	Portfolio Manager— Growth and Income	Since 2002	Ms. Bamford joined the Investment Adviser as a portfolio manager for the Value team in April 2002. Prior to that, she was a portfolio manager at Putnam Investments for various products since 1991.

David L. Berdon Vice President	Portfolio Manager— Growth and Income	Since 2007	Mr. Berdon joined the Investment Adviser as a research analyst in March 2001 and became a portfolio manager in October 2002. From September 1999 to March 2001, he was a Vice President for Business Development and Strategic Alliances at Soliloquy Inc.

Lisa Parisi, CFA Managing Director	Portfolio Manager— Growth and Income	Since 2002	Ms. Parisi joined the Investment Adviser as a portfolio manager in August 2001. From December 2000 to August 2001, she was a portfolio manager at John A. Levin & Co. From March 1995 to December 2000, she was a portfolio manager and managing director at Valenzuela Capital.

Scott Carroll, CFA Vice President	Portfolio Manager— Growth and Income	Since 2002	Mr. Carroll joined the Investment Adviser as a portfolio manager for the Value team in May 2002. From 1996 to 2002, he worked at Van Kampen Funds where he had portfolio management and analyst responsibilities for Growth and Income and Equity Income funds.

Eileen Rominger, Andrew Braun and Sean Gallagher serve as Co-Chief Investment Officers of the Value Investment Team. The other portfolio managers serve as primary research analysts for particular industries. While the entire team debates investment ideas and overall portfolio structure, the final buy/sell decision for a particular security resides primarily with the portfolio manager responsible for that particular industry. As Co-Chief Investment Officers of the team, Ms. Rominger, Mr. Braun and Mr. Gallagher are ultimately responsible for the composition of the Fund’s portfolio structure at both the stock and industry level.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.

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SERVICE PROVIDERS

     DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of the Fund’s shares. Goldman Sachs, 71 S. Wacker Drive, Chicago, Illinois 60606, also serves as the Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

     ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES
     AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Fund or limit the Fund’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may adversely impact the Fund. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Fund, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants and others who recommend the Fund or who engage in transactions with or for the Fund. For more information about conflicts of interest, see the SAI.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund may retain an affiliate of the Investment Adviser to serve as a securities lending agent for the Fund to the extent that the Fund engages in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. The Board of Trustees periodically reviews all portfolio securities loan transactions for which the affiliated lending agent has acted as lending agent. In addition, the Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions, as permitted by applicable law.

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Dividends

Dividends from investment company taxable income and distributions from net realized capital gains (if any) are declared and paid by the Fund at least annually. Over the course of the year, accrued and paid dividends and distributions will equal all or substantially all of the Fund’s investment company taxable income and net realized capital gains. All dividends paid on Institutional Shares will be automatically reinvested in additional Institutional Shares of the Fund at the NAV of such shares on the payment date, unless an insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of the Fund’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period in accordance with good accounting practice.

12

Shareholder Guide

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Fund’s shares.

How Can I Purchase Or Sell Institutional Shares Of The Fund?
Institutional Shares of the Fund are not sold directly to the public. Instead, Fund shares are sold to separate accounts that fund variable annuity and variable life insurance contracts issued by participating insurance companies. You may purchase or sell (redeem) shares of the Fund through variable annuity contracts and variable life insurance policies offered through the separate accounts. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the participating insurance companies. You should refer to those prospectuses for information on how to purchase a variable annuity contract or variable life insurance policy, how to select a specific Fund as an investment option for your contract or policy and how to redeem monies from the Fund.

The separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectus describing the variable annuity contracts and variable life insurance policies issued by the participating insurance companies) to be effected on that day pursuant to variable annuity contracts and variable life insurance policies.

Shares of the Fund may be purchased by separate accounts of both affiliated and unaffiliated participating insurance companies in order to fund both variable annuity and variable life insurance contracts, and also may be purchased by qualified plans. This may present certain conflicts of interests among variable annuity owners, variable life insurance policy owners and plan investors. The Trust’s Board of Trustees will monitor the Trust for the existence of any material irreconcilable conflict of interest. The Trust currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies arising from the fact that interests of the holders of variable annuity contracts and variable life insurance policies may differ due to differences of tax treatment or other considerations or due to conflicts among the participating insurance companies. If, however, a material unreconcilable conflict arises between the holders of variable annuity contracts and variable life insurance policies of participating insurance companies, a participating insurance company may be required to withdraw the assets allocable to some or all of the separate accounts from the Fund. Any such withdrawal could disrupt orderly portfolio management to the potential detriment of such holders.

Shares of the Fund (and other existing and new funds that might be added to the Trust) may also be offered to:

■	Unregistered separate accounts of various participating insurance companies through which variable annuity contracts and variable life insurance policies are sold in non-public offerings.
■	Unregistered separate accounts of various participating insurance companies through which variable annuity contracts and variable life insurance policies are offered exclusively to qualified pension and profit-sharing plans and/or certain governmental plans.
■	Qualified pension and profit-sharing plans. The Trust does not currently anticipate offering shares directly to such plans.

In addition to Institutional Shares, the Fund offers another class of shares. This other share class is subject to different fees and expenses (which affect performance) and is entitled to different services than Institutional Shares. Information regarding this other share class can be obtained form Goldman Sachs by calling the number on the back of this Prospectus.

How Are Shares Priced?
Institutional Shares of the Fund are purchased and sold at the Fund’s next determined NAV for a share class after the Fund receives the order in proper form. Each class calculates its NAV as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class) Number of the Fund’s Outstanding Shares of the Class

The Fund’s investments are valued based on market quotations, or if market quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined in good faith under procedures established by the Trustees.

In the event the Fund invests in foreign equity securities, “fair value” prices are provided by an independent fair value service in accordance with the fair value procedures approved by the Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value price for a particular security, or if the price provided does not meet the established criteria for the Fund, the, Fund will price that security at the most recent closing price for that security on its principal exchange.

13

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

Please note the following with respect to the price at which your transactions are processed:

■	NAV per share of each share class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.

■	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.

■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into the Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than its regularly scheduled closing time. In the event the New York Stock Exchange does not open for business, the Trust may, but is not required to, open the Fund for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during this situation, please call 1-800-621-2550.

Foreign securities may trade in their local markets on days the Fund is closed. As a result, if the Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

Do I Have To Pay Any Fees When Purchasing Or Selling Institutional Shares Of The Fund?
The Fund does not charge any fees when it sells or redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. These fees should be described in the participating insurance companies’ prospectuses.

What Else Should I Know About Share Purchases And Redemptions?
The Trust reserves the right to:

■	Suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC.
■	Suspend the offering of shares for a period of time.
■	Reject any purchase order.
■	Close the Fund to new investors from time to time and reopen the Fund whenever it is deemed appropriate by the Fund’s Investment Adviser.

Orders received by the Trust are effected on business days. The separate accounts purchase and redeem shares of the Fund at the Fund’s NAV per share calculated as of the day an order is received by the insurance company although such purchases and redemptions may be executed the next morning. Redemption proceeds paid by wire transfer will normally be wired in federal funds on the next business day after the Trust receives actual notice of the redemption order (for a total of one business day delay), but may be paid up to three business days after receipt of actual notice of the order.

14

SHAREHOLDER GUIDE

Effective December 31, 2007, the Fund’s Institutional Shares were closed to new investments from all new accounts, although a participating life insurance company that holds the Fund’s Institutional Shares in a separate account as of December 31, 2007 may continue to purchase the Fund’s Institutional Shares for that particular account in an existing product. Newly registered products of existing participating life insurance companies or separate accounts may no longer purchase Institutional Shares of the Fund.

The Fund may resume sales of Institutional Shares to new investors at some future date. Additionally, the Fund may enter into asset purchase or other reorganization transactions with other investment companies that involve the issuance of Institutional Shares of the Fund to new accounts, and such new accounts may continue to make additional purchases and reinvest dividends and capital gains distributions into their accounts.

Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.

What Types Of Reports Will I Be Sent Regarding Investments In The Fund?
As a holder of a variable annuity contract or variable life insurance policy, you will receive annual shareholder reports containing audited financial statements and semi-annual shareholder reports from your participating insurance company.

What Are The Fund’s Voting Procedures?
Participating insurance companies, not the owners of the variable annuity contracts or variable life insurance policies or participants therein, are shareholders of the Fund. To the extent required by law:

■	The participating insurance companies will vote Fund shares held in the separate accounts in a manner consistent with timely voting instructions received from the holders of variable annuity contracts and variable life insurance policies.
■	The participating insurance companies will vote Fund shares held in the separate accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares they own, in the same proportion as those shares for which voting instructions are received.

It is anticipated that Fund shares held by unregistered separate accounts or qualified plans generally will be voted for or against any proposition in the same proportion as all other Fund shares are voted unless the unre gistered separate account’s participating insurance company or the plan makes other arrangements.

Additional information concerning voting rights of the participants in the separate accounts is more fully set forth in the prospectus relating to those accounts issued by the participating insurance companies.

     RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the Fund. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any participating insurance company or other investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchases or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to the Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market-timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Goldman Sachs reviews on a regular, periodic basis available information relating to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, Goldman Sachs detects excessive,

15

short term trading, Goldman Sachs is authorized to reject or restrict a purchase or exchange request and may further seek to close an investor’s account with the Fund. Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares are generally held through omnibus arrangements maintained by participating insurance companies or other intermediaries. Omnibus accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors shares are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Fund on a regular basis. A number of these insurance companies or intermediaries may not have the capability or may not be willing or legally able to apply the Fund’s market-timing policies. While Goldman Sachs may monitor share turnover at the omnibus account level, the Fund’s ability to monitor and detect market-timing by shareholders in these omnibus accounts may be limited in certain circumstances, and certain of these insurance companies or intermediaries may charge the Fund a fee for providing certain shareholder information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market-timing activities. In addition, those investors who engage in market-timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Fund and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by a participating insurance company or intermediary or by certain of their customers. Insurance companies and intermediaries may also monitor their customers’ trading activities in the Fund. The criteria used by insurance companies or intermediaries to monitor for excessive trading may differ from the criteria used by the Fund. If an insurance company or intermediary fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

16

Taxation

The Fund is treated as a separate corporate entity for federal tax purposes. The Fund has elected to be treated as a regulated investment company and intends to qualify for such treatment for each taxable year under Subchapter M of Subtitle A, Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”). In addition, the Fund intends to qualify under the Code with respect to the diversification requirements related to variable contracts. Provided that the Fund and a separate account investing in the Fund satisfy applicable tax requirements, the Fund will not be subject to federal tax and any distributions from the Fund to the separate account will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or a variable life insurance contract.

Persons investing in variable annuity or variable life insurance contracts should refer to the prospectuses with respect to such contracts for further information regarding the tax treatment of the contracts and the separate accounts in which the contracts are invested.

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Appendix A
Additional Information on Portfolio Risks,
Securities and Techniques

     A.  GENERAL PORTFOLIO RISKS

The Fund will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that the Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Fund may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility.

To the extent it invests in fixed income securities, the Fund will also be subject to the risks associated with fixed income securities. These risks include interest rate risk, credit/default risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that an issuer or guarantor could default on its obligations, and the Fund will not recover its investment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities, such as securities backed by car loans.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Fund and its shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Fund’s historical portfolio turnover rates.

The Fund may invest in non-investment grade fixed income securities (commonly known as “junk bonds”), which are rated below investment grade (or determined to be of equivalent quality, if not rated) at the time of purchase and are therefore considered speculative. Because non-investment grade fixed income securities are issued by issuers with low credit ratings, they pose a greater risk of default than investment grade securities.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.

     B.  OTHER PORTFOLIO RISKS

Risks of Derivative Investments. The Fund may invest in derivative instruments including without limitation, options, futures, options on futures, swaps, structured securities and forward contracts and other derivatives relating to foreign currency transactions. Investments in derivative instruments may be for both hedging and nonhedging purposes (that is, to seek to increase total return, although suitable derivative instruments may not always be available to the Investment Adviser for these purposes). Losses from investments in derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management

18

APPENDIX A

techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolio risks through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge certain portfolio risks. Investing for nonhedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Foreign Investments. The Fund may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of the Fund’s assets in one or a few countries and currencies will subject the Fund to greater risks than if the Fund’s assets were not geographically concentrated.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs, GDRs and EDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs are primarily traded outside of the United States. Prices of ADRs are quoted in U.S. dollars. Similarly, EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Emerging Countries. The Fund may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa. The Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including

19

price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries) the Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.

The Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to the Fund from an investment in issuers in such countries.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). The Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.

The Fund’s use of foreign currency management techniques in emerging countries may be limited. The Investment Adviser currently anticipates that a significant portion of the Fund’s currency exposure in emerging countries may not be covered by these techniques.

Risks of Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable

20

APPENDIX A

■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of the Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Securities purchased by the Fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, markets events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more securities in the Fund’s portfolio become illiquid, the Fund may exceed its 15 percent limitation in illiquid securities. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15 percent of the Fund’s net assets, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

In cases where no clear indication of the value of the Fund’s portfolio securities is available, the portfolio securities will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. For more information on fair valuation, please see “Shareholder Guide—How Are Shares Priced?”

Credit/Default Risks. Debt securities purchased by the Fund may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.

Debt securities rated BBB or higher by Standard & Poor’s, Baa or higher by Moody’s or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. A security satisfies the Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies the Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of the security, is in the best interest of the Fund and its shareholders.

The Fund may invest in fixed income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in the Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Temporary Investment Risks. The Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities

21

■	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

■	Cash items

When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

Risks of Large Shareholder Redemptions. Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these participating insurance companies or accounts of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may negatively impact the Fund’s brokerage costs.

     C.  PORTFOLIO SECURITIES AND TECHNIQUES

This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks.

The Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the SAI, which is available upon request.

U.S. Government Securities. The Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

Custodial Receipts and Trust Certificates. The Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities or other types of securities in which the Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes, the Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of “credit enhancement.” However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution rate. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

22

APPENDIX A

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations, and under certain interest rate and payment scenarios, the Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

Asset-Backed Securities. The Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to market conditions impacting asset-backed securities more generally.

Bank Obligations. The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations including, without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Corporate Debt Obligations. The Fund may invest in corporate debt obligations and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. The Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Convertible Securities. The Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which the Fund invests are subject to the same rating criteria as its other investments in fixed income securities. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Structured Securities. The Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets

23

in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act of 1940, as amended (the “Act”). As a result, the Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.

Structured securities include, but are not limited to, equity linked notes. An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. For example, a note may guarantee the repayment of the original principal amount invested (even if the underlying linked securities have negative performance during the note’s term), but may cap the maximum payment at maturity at a certain percentage of the issuance price or the return of the underlying linked securities. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of the Fund’s investment objective and policies

Foreign Currency Transactions. The Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. The Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the Fund may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. The Fund may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

The Fund may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. The Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate that the foreign currency will appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, the Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Because these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price. As an investment company registered with the SEC, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in forward currency contracts.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the

24

APPENDIX A

obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. The Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. The Fund may also, to the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Fund’s transaction costs. Options written or purchased by the Fund may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

In lieu of entering into “protective put” transactions, the Fund may engage in barrier options transactions as an alternative means to offset or hedge against a decline in the market value of the Fund’s securities. Barrier options are similar to standard options except that they become activated or are extinguished when the underlying asset reaches a predetermined level or barrier. “Down and out” barrier options are canceled or “knocked out” if the underlying asset falls to a predetermined level. “Down and in” barrier options are activated or “knocked in” if the underlying asset falls to a predetermined level. “Up and out” barrier options are extinguished or “knocked out” if the underlying asset rises to a predetermined level. “Up and in” barrier options are activated or “knocked in” if the underlying asset rises to a predetermined level. If the Investment Adviser sets too high or too low a barrier, and the option is either extinguished or “knocked out” or the options are never activated or “knocked in,” the benefits to the Fund using a barrier option strategy may be limited and the costs associated with a barrier option strategy could be detrimental to the Fund’s performance. When writing an option, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the option contract.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Fund may engage in futures transactions on U.S. and foreign exchanges.

The Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent the Fund invests in foreign securities, currency exchange rates or to otherwise manage its term structure, sector selection and duration in accordance with its investment objectives and policies. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Fund.

Futures contracts and related options present the following risks:

■	While the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.
■	The loss incurred by the Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund.

25

■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

The Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in futures contracts and options on futures contracts. In the case of futures contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the futures contracts.

Preferred Stock, Warrants and Rights. The Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. The Fund may invest in securities of other investment companies, including exchange traded funds (ETFs) such as iSharesSM, subject to statutory limitations prescribed by the Act. These limitations include in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs.

The use of ETFs is intended to help the Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Fund may invest in other investment companies and money market funds beyond the statutory limits described above. Some of those investment companies and money market funds may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Unseasoned Companies. The Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and

26

APPENDIX A

entail greater risk than do investments in companies with an established operating record.

Equity Swaps. The Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, the Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, the Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, the Fund may be unable to terminate its obligations when desired. When entering into swap contracts, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations under the swap contracts.

When-Issued Securities and Forward Commitments. The Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of its repurchase obligation.

If the other party or “seller” defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

The Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. The Fund may engage in securities lending. Securities lending involves the lending of securities owned by the Fund to financial institutions such as certain broker-dealers, including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by the Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, its affiliates or State Street or its affiliates and from which the Investment Adviser or its affiliates or State Street or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral). Loan collateral (including any investment of that collateral) is not subject to the percentage limitations or nonfundamental investment policies described elsewhere in this Prospectus regarding investments in fixed-income instruments and cash equivalents.

The Fund may lend its securities to increase its income. The Fund may, however, experience delay in the recovery of its

27

securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Short Sales Against-the-Box. The Fund may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Borrowings. The Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of their total assets for temporary or emergency purposes. The Fund may not make additional investments if borrowings exceed 5% of its total assets.

REITs. The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

28

Appendix B
Financial Highlights

Growth and Income Fund — Institutional Shares

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total return reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. If total return reflected all of those fees and expenses, total return would be reduced. The information for the fiscal year ended December 31, 2007 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report (available upon request). The information for the fiscal years ended December 31, 2006, 2005, 2004 and 2003 has been audited by the Fund’s former independent registered public accounting firm.

													Ratios assuming no
		Income (loss) from			Distributions to								expense reductions
		investment operations			shareholders
												Ratio of		Ratio of
			Net							Net	Ratio of	net	Ratio of	net
	Net asset		realized			From		Net asset		assets	net	investment	total	investment
	value,	Net	and	Total from	From net	net		value,		at end	expenses	income to	expenses	income	Portfolio
	beginning	investment	unrealized	investment	investment	realized	Total	end of	Total	of year	to average	average	to average	to average	turnover
	of year	income(a)	gain (loss)	operations	income	gains	distributions	year	return(b)	(in 000s)	net assets	net assets	net assets	net assets	rate

For the Years Ended December 31,
2007	$13.91	$0.25	$(0.03)	$0.22	$(0.26)	$(1.34)	$(1.60)	$12.53	1.49%	$571,883	0.85%	1.75%	0.85%	1.75%	79%
2006	11.97	0.28	2.43	2.71	(0.23)	(0.54)	(0.77)	13.91	22.63	432,016	0.86	2.15	0.87	2.14	52
2005	11.71	0.21	0.25	0.46	(0.20)	—	(0.20)	11.97	3.93	313,152	0.88	1.77	0.88	1.77	46
2004	10.00	0.19	1.69	1.88	(0.17)	—	(0.17)	11.71	18.80	276,395	0.86	1.75	0.86	1.75	58
2003	8.14	0.13	1.85	1.98	(0.12)	—	(0.12)	10.00	24.36	230,316	1.02	1.44	1.20	1.26	51

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year.

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Goldman Sachs Variable Insurance Trust –
Growth and Income Fund Prospectus (Institutional Shares)

     FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Your insurance company will provide you with annual and semi-annual reports if the Fund serves as the investment vehicle for your variable annuity contract or variable life insurance policy.

Statement of Additional Information
Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Fund’s annual and semi-annual reports, and the SAI, are available free upon request by calling Goldman Sachs at 1-800-621-2550. You can also access and download the annual and semi-annual reports and the SAI at the Fund’s website: http://www.goldmansachsfunds.com.

To obtain other information and for shareholder inquiries:

■	By telephone – 1-800-621-2550

■	By mail – Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606-6306

■	On the Internet – SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Trust documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Trust documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090.

The Trust’s investment company registration number is 811-08361.
GSAM® is a registered service mark of Goldman, Sachs & Co.

VITG&IPRO

Prospectus

Service
Shares

April 30, 2008

GOLDMAN SACHS VARIABLE INSURANCE TRUST

■	Goldman Sachs Growth and Income Fund

Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN THE FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as investment adviser to the Growth and Income Fund (the “Fund”). GSAM is referred to in this Prospectus as the “Investment Adviser.”

Goldman Sachs Variable Insurance Trust (the “Trust”) offers shares of the Fund to separate accounts of participating insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Service Shares of the Trust are not offered directly to the public. The participating insurance companies, not the owners of the variable annuity contracts or variable life insurance policies or participants therein, are shareholders of the Fund. The Fund pools the monies of these separate accounts and invests these monies in a portfolio of securities pursuant to the Fund’s stated investment objective.

The investment objective and policies of the Fund are similar to the investment objectives and policies of other mutual funds that the Investment Adviser manages. Although the objectives and policies may be similar, the investment results of the Fund may be higher or lower than the results of such other mutual funds. The Investment Adviser cannot guarantee, and makes no representation, that the investment results of similar funds will be comparable even though the funds have the same Investment Adviser.

     VALUE STYLE FUND

GSAM’s Value Investment Philosophy:
Through intensive, firsthand fundamental research our portfolio team seeks to identify quality businesses selling at compelling valuations.

1.	Businesses represent compelling value when:
■	Market uncertainty exists.
■	Their economic value is not recognized by the market.

2.	By quality, we mean companies that have:
■	Sustainable operating or competitive advantage.
■	Excellent stewardship of capital.
■	Capability to earn above their cost of capital.
■	Strong or improving balance sheets and cash flow.

Business quality, conservative valuation and thoughtful portfolio construction are the key elements of our value approach.

References in this Prospectus to the Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how the Fund is managed.

1

Fund Investment Objective and Strategies

Goldman Sachs
Growth and Income Fund

FUND FACTS

Objective:	Long-term growth of capital and growth of income

Benchmark:	Russell 1000® Value Index

Investment Focus:	Large-cap U.S. equity investments that are believed to be undervalued

Investment Style:	Value

     INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and growth of income.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 65% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments that the Investment Adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability. Although the Fund will invest primarily in publicly traded U.S. securities, including preferred and convertible securities, it may invest up to 25% of its Total Assets in foreign securities, including securities of issuers in countries with emerging markets or economies (“emerging countries”) and securities quoted in foreign currencies.

Other. The Fund may also invest up to 35% of its Total Assets in fixed income securities, such as government, corporate and bank debt obligations, that offer the potential to further the Fund’s investment objective.

2

Other Investment Practices and Securities

The tables below identify some of the investment techniques that may (but are not required to) be used by the Fund in seeking to achieve its investment objective. Numbers in the tables show allowable usage only; for actual usage, consult the Fund’s annual/semi-annual reports. For more information about these and other investment practices and securities, see Appendix A. The Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each calendar quarter subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, the Fund publishes on its website month-end top ten holdings subject to a ten calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission (“SEC”). In addition, a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

10 Percent of total assets (including securities lending collateral) (italic type)	Growth
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)	and Income
• No specific percentage limitation on usage; limited only by the objective and strategies of the Fund	Fund
Investment Practices
Borrowings	33 1/3
Cross Hedging of Currencies	•
Custodial Receipts and Trust Certificates	•
Equity Swaps*	•
Foreign Currency Transactions**	•
Futures Contracts and Options on Futures Contracts (including index futures)	•
Investment Company Securities (including exchange traded funds)	10
Options on Foreign Currencies[1]**	•
Options on Securities and Securities Indices[2]	•
Repurchase Agreements	•
Securities Lending	33 1/3
Short Sales Against the Box	25
Unseasoned Companies	•
Preferred Stock, Warrants and Stock Purchase Rights	•
When-Issued Securities and Forward Commitments	•

10 Percent of Total Assets (excluding securities lending collateral) (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
 •   No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund

Investment Securities
American, European and Global Depositary Receipts	•
Asset-Backed and Mortgage-Backed Securities[3]	•
Bank Obligations[3]	•
Convertible Securities[4]	•
Corporate Debt Obligations[3]	•
Equity Investments	65	+
Emerging Country Securities[5]	25
Fixed Income Securities[6]	35
Foreign Securities[5]	25
Non-Investment Grade Fixed Income Securities[3,7]	10
Real Estate Investment Trusts (“REITs”)	•
Structured Securities (which may include equity linked notes)*	•
Temporary Investments	100
U.S. Government Securities[3]	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.

**	Limited by the amount the Fund invests in foreign securities.

1.	The Fund may purchase and sell call and put options.

2.	The Fund may sell covered call and put options and purchase call and put options.

3.	Limited by the amount the Fund invests in fixed income securities.

4.	The Fund uses the same rating criteria for convertible and non-convertible debt securities.

5.	The Fund may invest in the aggregate up to 25% of its Total Assets in foreign securities, including emerging country securities.

6.	Except as noted under “Convertible Securities” and “Non-Investment Grade Fixed Income Securities,” fixed income securities must be investment grade (i.e., rated BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”)).

7.	May be rated BB or lower by Standard & Poor’s, Ba or lower by Moody’s or have a comparable rating by another NRSRO at the time of investment.

3

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Fund and may result in a loss of your investment. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Non-Investment
		Interest	Credit/		Emerging					Investment		Grade Fixed
Fund	NAV	Rate	Default	Foreign	Countries	Derivatives	Management	Liquidity	Market	Style	Stock	Income Securities
Growth and Income	•	•	•	•	•	•	•	•	•	•	•	•

■	NAV Risk—The risk that the net asset value (“NAV”) of the Fund and the value of your investment will fluctuate.

■	Interest Rate Risk—The risk that when interest rates increase, fixed income securities held by the Fund will decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.

■	Credit/Default Risk—The risk that an issuer or guarantor of fixed income securities held by the Fund (which may have low credit ratings) or the counterparty in a derivative instrument, or repurchase agreement, may default on its obligation to pay interest and repay principal.

■	Foreign Risk—The risk that when the Fund invests in foreign securities, it will be subject to risks of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when the Fund invests in issuers located in emerging countries.

■	Emerging Countries Risk—The securities markets of Central and South American, African, Asian, Eastern European and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.

■	Derivatives Risk—The risk that loss may result from the Fund’s investments in options, futures, forwards, swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to the Fund.

■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.

■	Liquidity Risk—The risk that the Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. To meet redemption requests, the Fund may be forced to sell liquid securities, at an unfavorable time and conditions.

Since the Fund may invest in non-investment grade fixed income securities, REITs and emerging country issuers, it may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

■	Market Risk—The risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

■	Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that employ a different investment style. Examples of different

4

PRINCIPAL RISKS OF THE FUND

investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

■	Non-Investment Grade Fixed Income Securities Risk—The Fund may invest in non-investment grade fixed income securities (commonly known as “junk bonds”) that are considered speculative. Non-investment grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

More information about the Fund’s portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

5

Fund Performance

     HOW THE FUND HAS PERFORMED

The bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Institutional Shares compare to those of a broad-based securities market index.

The bar chart (including “Best Quarter” and “Worst Quarter” information) and table assume reinvestment of dividends and distributions. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, the Fund’s performance would have been reduced. In addition, performance reflects Fund level expenses but does not reflect the fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced.

Service Shares of the Fund commenced operations in July 2007. Since this Fund’s Service Shares have less than a calendar year’s performance, no performance information for the Service Shares of the Fund is provided in this section. Performance of the Fund is represented by the Institutional Shares of the Fund. Institutional Shares are not offered in this Prospectus but have substantially similar annual returns because the shares are invested in the same investment portfolio of securities. Annual returns differ only to the extent that Institutional Shares have no distribution and service fee while Service Shares have a 0.25% distribution and service fee.

TOTAL RETURN	CALENDAR YEAR

Best Quarter** Q2 ’03 +13.09% Worst Quarter** Q3 ’02 −13.87%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2007	1 Year	5 Years	Since Inception
Institutional Shares (Inception 2/13/98)*	1.49%	13.82%	5.01%
Russell 1000 Value Index***	−0.17%	14.62%	8.30%
S&P 500 Index****	5.49%	12.82%	6.40%

*	The above returns are for a class that is not offered in this Prospectus but has substantially similar annual returns because the shares are invested in the same investment portfolio of securities. The annual returns differ only to the extent that the classes do not have the same expenses.

**	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
***	The Russell 1000 Value Index is an unmanaged market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.
****	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

6

Fund Fees and Expenses
(Service Shares)

This table describes the fees and expenses that you would pay if you buy and hold Service Shares of the Fund.

Growth and
Income
Fund
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None
Annual Fund Operating Expenses[1] (expenses that are deducted from Fund assets):
Management Fees[2]	0.75%
Distribution and Service (12b-1) Fees[3]	0.25%
Other Expenses[4]	0.08%

Total Fund Operating Expenses*	1.08%

[1]	The Fund’s annual operating expenses have been restated to reflect a contractual reduction in transfer agent fees from an annual rate of 0.04% to an annual rate of 0.02% of the average daily net assets of the Fund’s Service Shares. The “Total Fund Operating Expenses” reflect the expenses that are expected to be incurred for the fiscal year ending December 31, 2008.

[2]	The Investment Adviser is entitled to a management fee from the Fund at the annual rate equal to the following percentages of the average daily net assets of the Fund:

Management
Fee
Annual
Average Daily Net Assets	Rate
First $1 Billion	0.75%

Next $1 Billion	0.68%

Over $2 Billion	0.65%

[3]	Participating insurance companies may charge other fees to their customers who are beneficial owners of Service Shares in connection with their customers’ accounts. Such fees may affect the return customers realize with respect to their investments.

[4]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.02% of the average daily net assets of the Fund’s Service Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) equal on an annualized basis to 0.114% of the Fund’s average daily net assets. The expense reductions may be modified or terminated at any time at the option of the Investment Adviser without shareholder approval.

Example

The following Example is intended to help you compare the cost of investing in the Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds.

Surrender charges, mortality and expense risk fees and other charges may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies and are not reflected in the table above and Example below. These fees should be described in the participating insurance companies’ prospectuses. Such fees or charges would reduce the return you may realize with respect to your investments.

The Example assumes that you invest $10,000 in Service Shares of the Fund for the time periods indicated and then redeem all of your Service Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years
Growth and Income	$109	$340	$590	$1,306

Certain participating insurance companies that invest in Service Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact such organizations for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain participating insurance companies that invest in Service Shares may receive other compensation in connection with the sale and distribution of Service Shares or for services to their customers’ accounts and/or the Fund. For additional information regarding such compensation, see “Service Providers” in the Prospectus and “Payments to Intermediaries” in the SAI.

7

Service Providers

     INVESTMENT ADVISER

Investment Adviser
Goldman Sachs Asset Management, L.P. (“GSAM”) 32 Old Slip New York, New York 10005

GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of December 31, 2007, GSAM, including its investment advisory affiliates, had assets under management of $763 billion.

The Investment Adviser provides day-to-day advice regarding the Fund’s portfolio transactions. The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Fund:

■	Supervises all non-advisory operations of the Fund

■	Provides personnel to perform necessary executive, administrative and clerical services to the Fund

■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and SAIs and other reports filed with the SEC and other regulatory authorities

■	Maintains the records of the Fund

■	Provides office space and all necessary office equipment and services

     MANAGEMENT FEE

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to a fee, computed daily and payable monthly, at an annual rate listed below (as a percentage of the Fund’s average daily net assets):

			Actual Rate
			For the Fiscal
			Year Ended
	Contractual	Average Daily	December 31,
Fund	Rate	Net Assets	2007
Growth and Income	0.75%	First $1 Billion
	0.68%	Next $1 Billion	0.75%
	0.65%	Over $2 Billion

The Investment Adviser may voluntarily waive a portion of its management fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund in 2007 is available in the Fund’s semi-annual report dated June 30, 2007.

The Investment Adviser, distributor, and/or their affiliates may, from time to time, pay compensation from their own assets (and not as an additional charge to the Fund) to participating insurance companies for administrative services that such companies provide to their variable annuity and variable life insurance contract owners who are invested in the Fund and for other purposes. In addition, the Investment Adviser, distributor, and/or their affiliates may pay compensation from their own assets (and not as an additional charge to the Fund) to various securities dealers (including affiliates of participating insurance companies) (“Intermediaries”) that distribute variable annuity contracts and/or variable life insurance contracts of such companies in connection with the sale, distribution and/or servicing of such contracts. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Fund and other Goldman Sachs Funds, which may consist of payments relating to funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Fund and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests

8

SERVICE PROVIDERS

and/or promotions. The additional payments by the Investment Adviser, distributor and/or their affiliates may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services by the Fund. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. Please refer to the “Payments to Intermediaries” section of the SAI for more information about these payments.

The payments made by the Investment Adviser, distributor and/or their affiliates may differ for different participating insurance companies and Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative, salesperson or participating insurance company to highlight, feature, offer or recommend the Fund based, at least in part, on the level of compensation paid. You should contact your participating insurance company or Intermediary for more information about the payments they receive and any potential conflicts of interest.

9

     FUND MANAGERS

Value Investment Team

■	14 Portfolio Managers with an average of over 18 years each of financial experience comprise the Investment Adviser’s value investment team

■	The team is organized by industry in order to deliver depth and breadth of research expertise
■	Portfolio decision makers are actively conducting the research, which brings intensity and focus to the Value team process

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Eileen Rominger Managing Director Co-Chief Investment Officer, Value Equity Co-Chief Investment Officer, Global Equity	Portfolio Manager— Growth and Income	Since 1999	Ms. Rominger joined the Investment Adviser as a portfolio manager and Chief Investment Officer of the Value team in August 1999. Ms. Rominger became Co-Chief Investment Officer of Global Equity in 2008. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.

Andrew Braun Managing Director Co-Chief Investment Officer, Value Equity	Portfolio Manager— Growth and Income	Since 2001	Mr. Braun joined the Investment Adviser as a mutual fund product development analyst in July 1993. From January 1997 to April 2001, he was a research analyst on the Value team and he became a portfolio manager in May 2001.

Sean Gallagher Managing Director Co-Chief Investment Officer, Value Equity	Portfolio Manager— Growth and Income	Since 2001	Mr. Gallagher joined the Investment Adviser as a research analyst in May 2000. He became a portfolio manager in December 2001. From October 1993 to May 2000, he was a research analyst at Merrill Lynch Asset Management.

Dolores Bamford, CFA Managing Director	Portfolio Manager— Growth and Income	Since 2002	Ms. Bamford joined the Investment Adviser as a portfolio manager for the Value team in April 2002. Prior to that, she was a portfolio manager at Putnam Investments for various products since 1991.

David L. Berdon Vice President	Portfolio Manager— Growth and Income	Since 2007	Mr. Berdon joined the Investment Adviser as a research analyst in March 2001 and became a portfolio manager in October 2002. From September 1999 to March 2001, he was a Vice President for Business Development and Strategic Alliances at Soliloquy Inc.

Lisa Parisi, CFA Managing Director	Portfolio Manager— Growth and Income	Since 2002	Ms. Parisi joined the Investment Adviser as a portfolio manager in August 2001. From December 2000 to August 2001, she was a portfolio manager at John A. Levin & Co. From March 1995 to December 2000, she was a portfolio manager and managing director at Valenzuela Capital.

Scott Carroll, CFA Vice President	Portfolio Manager— Growth and Income	Since 2002	Mr. Carroll joined the Investment Adviser as a portfolio manager for the Value team in May 2002. From 1996 to 2002, he worked at Van Kampen Funds where he had portfolio management and analyst responsibilities for Growth and Income and Equity Income funds.

Eileen Rominger, Andrew Braun and Sean Gallagher serve as Co-Chief Investment Officers of the Value Investment Team. The other portfolio managers serve as primary research analysts for particular industries. While the entire team debates investment ideas and overall portfolio structure, the final buy/sell decision for a particular security resides primarily with the portfolio manager responsible for that particular industry. As Co-Chief Investment Officers of the team, Ms. Rominger, Mr. Braun and Mr. Gallagher are ultimately responsible for the composition of the Fund’s portfolio structure at both the stock and industry level.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.

10

SERVICE PROVIDERS

     DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of the Fund’s shares. Goldman Sachs, 71 S. Wacker Drive, Chicago, Illinois 60606, also serves as the Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

     ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES
AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Fund or limit the Fund’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may adversely impact the Fund. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Fund, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend the Fund or who engage in transactions with or for the Fund. For more information about conflicts of interest, see the SAI.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund may retain an affiliate of the Investment Adviser to serve as a securities lending agent for the Fund to the extent that the Fund engages in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. The Board of Trustees periodically reviews all portfolio securities loan transactions for which the affiliated lending agent has acted as lending agent. In addition, the Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions, as permitted by applicable law.

11

Dividends

Dividends from investment company taxable income and distributions from net realized capital gains (if any) are declared and paid by the Fund at least annually. Over the course of the year, accrued and paid dividends and distributions will equal all or substantially all of the Fund’s investment company taxable income and net realized capital gains. All dividends paid on Service Shares will be automatically reinvested in additional Service Shares of the Fund at the NAV of such shares on the payment date, unless an insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of the Fund’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period in accordance with good accounting practice.

12

Shareholder Guide

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Fund’s Service Shares.

How Can I Purchase Or Sell Service Shares Of The Fund?
Service Shares of the Fund are not sold directly to the public. Instead, Fund shares are sold to separate accounts that fund variable annuity and variable life insurance contracts issued by participating insurance companies. You may purchase or sell (redeem) shares of the Fund through variable annuity contracts and variable life insurance policies offered through the separate accounts. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the participating insurance companies. You should refer to those prospectuses for information on how to purchase a variable annuity contract or variable life insurance policy, how to select a specific Fund as an investment option for your contract or policy and how to redeem monies from the Fund.

The separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectus describing the variable annuity contracts and variable life insurance policies issued by the participating insurance companies) to be effected on that day pursuant to variable annuity contracts and variable life insurance policies.

Shares of the Fund may be purchased by separate accounts of both affiliated and unaffiliated participating insurance companies in order to fund both variable annuity and variable life insurance contracts, and also may be purchased by qualified plans. This may present certain conflicts of interests among variable annuity owners, variable life insurance policy owners and plan investors. The Trust’s Board of Trustees will monitor the Trust for the existence of any material irreconcilable conflict of interest. The Trust currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies arising from the fact that interests of the holders of variable annuity contracts and variable life insurance policies may differ due to differences of tax treatment or other considerations or due to conflicts among the participating insurance companies. If, however, a material unreconcilable conflict arises between the holders of variable annuity contracts and variable life insurance policies of participating insurance companies, a participating insurance company may be required to withdraw the assets allocable to some or all of the separate accounts from the Fund. Any such withdrawal could disrupt orderly portfolio management to the potential detriment of such holders.

Shares of the Fund (and other existing and new funds that might be added to the Trust) may also be offered to:

■	Unregistered separate accounts of various participating insurance companies through which variable annuity contracts and variable life insurance policies are sold in non-public offerings.
■	Unregistered separate accounts of various participating insurance companies through which variable annuity contracts and variable life insurance policies are offered exclusively to qualified pension and profit-sharing plans and/or certain governmental plans.
■	Qualified pension and profit-sharing plans. The Trust does not currently anticipate offering shares directly to such plans.

In addition to Service Shares, the Fund offers another class of shares. This other share class is subject to different fees and expenses (which affect performance) and is entitled to different services than Service Shares. Information regarding this other share class can be obtained from Goldman Sachs by calling the number on the back cover of this Prospectus.

How Are Shares Priced?
Service Shares of the Fund are purchased and sold at the Fund’s next determined NAV for its Service Share Class after the Fund receives the order in proper form. Each Class calculates its NAV as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class) Number of the Outstanding Shares of the Class

The Fund’s investments are valued based on market quotations or if market quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined in good faith under procedures established by the Trustees.

In the event that the Fund invests in foreign equity securities, “fair value” prices are provided by an independent fair value service in accordance with the fair value procedures approved by the Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value price for a particular security or if the price does not meet the established criteria for the Fund, the Fund will price that security at the most recent closing price for that security on its principal exchange.

13

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could effect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

Please note the following with respect to the price at which your transactions are processed:

■	NAV per share of each share class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.

■	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.

■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into the Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than its regularly scheduled closing time. In the event the New York Stock Exchange does not open for business, the Trust may, but is not required to, open the Fund for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during this situation, please call 1-800-621-2550.

Foreign securities may trade in their local markets on days the Fund is closed. As a result, if the Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

Do I Have To Pay Any Fees When Purchasing Or Selling Service Shares Of The Fund?
The Fund does not charge any fees when it sells or redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. These fees should be described in the participating insurance companies’ prospectuses.

What Else Should I Know About Service Share Purchases And Redemptions?
The Trust reserves the right to:

■	Suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC.
■	Suspend the offering of shares for a period of time.
■	Reject any purchase order.

■	Close the Fund to new investors from time to time and reopen the Fund whenever it is deemed appropriate by the Fund’s Investment Adviser.

Orders received by the Trust are effected on business days. The separate accounts purchase and redeem shares of the Fund at the Fund’s NAV per share calculated as of the day an order is received by the insurance company although such purchases and redemptions may be executed the next morning. Redemption proceeds paid by wire transfer will normally be wired in federal funds on the next business day after the Trust receives actual notice of the redemption order (for a total of one business day delay), but may be paid up to three business days after receipt of actual notice of the order.

14

SHAREHOLDER GUIDE

Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.

What Types Of Reports Will I Be Sent Regarding Investments In The Fund?
As a holder of a variable annuity contract or variable life insurance policy, you will receive annual shareholder reports containing audited financial statements and semi-annual shareholder reports from your participating insurance company.

What Are The Fund’s Voting Procedures?
Participating insurance companies, not the owners of the variable annuity contracts or variable life insurance policies or participants therein, are shareholders of the Fund. To the extent required by law:

■	The participating insurance companies will vote Fund shares held in the separate accounts in a manner consistent with timely voting instructions received from the holders of variable annuity contracts and variable life insurance policies.
■	The participating insurance companies will vote Fund shares held in the separate accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares they own, in the same proportion as those shares for which voting instructions are received.

It is anticipated that Fund shares held by unregistered separate accounts or qualified plans generally will be voted for or against any proposition in the same proportion as all other Fund shares are voted unless the unregistered separate account’s participating insurance company or the plan makes other arrangements.

Additional information concerning voting rights of the participants in the separate accounts is more fully set forth in the prospectus relating to those accounts issued by the participating insurance companies.

     RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemption of shares in the Fund and does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the Fund. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of the Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any participating insurance company or other investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to the Fund. In making this judgement, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market-timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Goldman Sachs reviews on a regular, periodic basis available information relating to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, Goldman Sachs detects excessive, short term trading. Goldman Sachs is authorized to reject or restrict a purchase or exchange request and may further seek to close an investor’s account with the Fund. Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares are generally held through omnibus arrangements maintained by participating insurance companies or other intermediaries. Omnibus accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors shares are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Fund on a regular basis. A number of these insurance companies or intermediaries may not have the capability or may not be willing or

15

legally able to apply the Fund’s market-timing policies. While Goldman Sachs may monitor share turnover at the omnibus account level, the Fund’s ability to monitor and detect market-timing by shareholders in these omnibus accounts may be limited in certain circumstances, and certain of these insurance companies or intermediaries may charge the Fund a fee for providing certain Shareholder information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market-timing activities. In addition, those inventors who engage in market-timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Fund and Goldman Sachs will be able to identify all those who trade excessively or employ a market-timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by a participating insurance company or intermediary or by certain of their customers. Insurance companies and intermediaries may also monitor their customers’ trading activities in the Fund. The criteria used by insurance companies or intermediaries to monitor for excessive trading may differ from the criteria used by the Fund. If an insurance company or intermediary fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

     DISTRIBUTION SERVICES AND FEES

What Are The Distribution And Service Fees Paid By Service Shares?
The Trust has adopted a distribution and service plan (the “Plan”) under which Service Shares bear distribution and service fees paid to participating insurance companies and Goldman Sachs. If the fees received by Goldman Sachs pursuant to the Plan exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally receives and pays the distribution and service fees on a quarterly basis.

Under the Plan, Goldman Sachs is entitled to a monthly fee from the Fund for distribution services equal, on an annual basis, to 0.25% of the Fund’s average daily net assets attributed to Service Shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

The distribution fees are subject to the requirements of Rule 12b-1 under the Investment Company Act, and may be used (among other things) for:

■	Compensation paid to and expenses incurred by insurance companies and other financial intermediaries, and Goldman Sachs, and their respective officers, employees and sales representatives;

■	Sales commissions;

■	Allocable overhead;

■	Telephone and travel expenses;

■	Interest and other costs associated with the financing of such compensation and expenses;

■	Printing of prospectuses for prospective shareholders;

■	Preparation and distribution of sales literature or advertising of any type; and
■	All other expenses incurred in connection with activities primarily intended to result in the sale of Service Shares.

In addition, the fees may be used for personal and account maintenance services performed and related expenses incurred in connection with Service Shares. Personal and account maintenance services include services relating to assistance to contract owners regarding their investments in Service Shares and responding to contract owner inquiries.

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Taxation

The Fund is treated as a separate corporate entity for federal tax purposes. The Fund has elected to be treated as a regulated investment company and intends to qualify for such treatment for each taxable year under Subchapter M of Subtitle A, Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”). In addition, the Fund intends to qualify under the Code with respect to the diversification requirements related to variable contracts. Provided that the Fund and a separate account investing in the Fund satisfy applicable tax requirements, the Fund will not be subject to federal tax and any distributions from the Fund to the separate accounts will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or a variable life insurance contract.

Persons investing in variable annuity or variable life insurance contracts should refer to the prospectuses with respect to such contracts for further information regarding the tax treatment of the contracts and the separate accounts in which the contracts are invested.

17

Appendix A
Additional Information on Portfolio Risks,
Securities and Techniques

     A.  GENERAL PORTFOLIO RISKS

The Fund will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that the Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Fund may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility.

To the extent it invests in fixed income securities, the Fund will also be subject to the risks associated with fixed income securities. These risks include interest rate risk, credit/default risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that an issuer or guarantor could default on its obligations, and the Fund will not recover its investment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities, such as securities backed by car loans.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Fund and its shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Fund’s historical portfolio turnover rates.

The Fund may invest in non-investment grade fixed income securities (commonly known as “junk bonds”), which are rated below investment grade (or determined to be of equivalent quality, if not rated) at the time of purchase and are therefore considered speculative. Because non-investment grade fixed income securities are issued by issuers with low credit ratings, they pose a greater risk of default than investment grade securities.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.

     B.  OTHER PORTFOLIO RISKS

Risks of Derivative Investments. The Fund may invest in derivative instruments including without limitation, options, futures, options on futures, swaps, structured securities and forward contracts and other derivatives relating to foreign currency transactions. Investments in derivative instruments may be for both hedging and nonhedging purposes (that is, to seek to increase total return, although suitable derivative instruments may not always be available to the Investment Adviser for these purposes). Losses from investments in derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management

18

APPENDIX A

techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolio risks through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge certain portfolio risks. Investing for nonhedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Foreign Investments. The Fund may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of the Fund’s assets in one or a few countries and currencies will subject the Fund to greater risks than if the Fund’s assets were not geographically concentrated.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs, GDRs and EDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs are primarily traded outside of the United States. Prices of ADRs are quoted in U.S. dollars. Similarly, EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Emerging Countries. The Fund may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa. The Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including

19

price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries) the Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.

The Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to the Fund from an investment in issuers in such countries.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). The Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.

The Fund’s use of foreign currency management techniques in emerging countries may be limited. The Investment Adviser currently anticipates that a significant portion of the Fund’s currency exposure in emerging countries may not be covered by these techniques.

Risks of Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable

20

APPENDIX A

■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of the Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Securities purchased by the Fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, markets events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more securities in the Fund’s portfolio become illiquid, the Fund may exceed its 15 percent limitation in illiquid securities. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15 percent of the Fund’s net assets, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

In cases where no clear indication of the value of the Fund’s portfolio securities is available, the portfolio securities will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. For more information on fair valuation, please see “Shareholder Guide—How Are Shares Priced?”

Credit/Default Risks. Debt securities purchased by the Fund may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.

Debt securities rated BBB or higher by Standard & Poor’s, Baa or higher by Moody’s or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. A security satisfies the Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies the Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of the security, is in the best interest of the Fund and its shareholders.

The Fund may invest in fixed income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in the Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Temporary Investment Risks. The Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities

21

■	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

■	Cash items

When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

Risks of Large Shareholder Redemptions. Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these participating insurance companies or accounts of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may negatively impact the Fund’s brokerage costs.

     C.  PORTFOLIO SECURITIES AND TECHNIQUES

This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks.

The Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the SAI, which is available upon request.

U.S. Government Securities. The Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

Custodial Receipts and Trust Certificates. The Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities or other types of securities in which the Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes, the Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of “credit enhancement.” However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution rate. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

22

APPENDIX A

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations, and under certain interest rate and payment scenarios, the Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

Asset-Backed Securities. The Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to market conditions impacting asset-backed securities more generally.

Bank Obligations. The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations including, without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Corporate Debt Obligations. The Fund may invest in corporate debt obligations and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. The Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Convertible Securities.
The Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which the Fund invests are subject to the same rating criteria as its other investments in fixed income securities. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Structured Securities. The Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets

23

in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act of 1940, as amended (the “Act”). As a result, the Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.

Structured securities include, but are not limited to, equity linked notes. An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. For example, a note may guarantee the repayment of the original principal amount invested (even if the underlying linked securities have negative performance during the note’s term), but may cap the maximum payment at maturity at a certain percentage of the issuance price or the return of the underlying linked securities. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of the Fund’s investment objective and policies

Foreign Currency Transactions. The Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. The Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the Fund may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. The Fund may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

The Fund may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. The Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate that the foreign currency will appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, the Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Because these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price. As an investment company registered with the SEC, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in forward currency contracts.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the

24

APPENDIX A

obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. The Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. The Fund may also, to the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Fund’s transaction costs. Options written or purchased by the Fund may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

In lieu of entering into “protective put” transactions, the Fund may engage in barrier options transactions as an alternative means to offset or hedge against a decline in the market value of the Fund’s securities. Barrier options are similar to standard options except that they become activated or are extinguished when the underlying asset reaches a predetermined level or barrier. “Down and out” barrier options are canceled or “knocked out” if the underlying asset falls to a predetermined level. “Down and in” barrier options are activated or “knocked in” if the underlying asset falls to a predetermined level. “Up and out” barrier options are extinguished or “knocked out” if the underlying asset rises to a predetermined level. “Up and in” barrier options are activated or “knocked in” if the underlying asset rises to a predetermined level. If the Investment Adviser sets too high or too low a barrier, and the option is either extinguished or “knocked out” or the options are never activated or “knocked in,” the benefits to the Fund using a barrier option strategy may be limited and the costs associated with a barrier option strategy could be detrimental to the Fund’s performance. When writing an option, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the option contract.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Fund may engage in futures transactions on U.S. and foreign exchanges.

The Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent the Fund invests in foreign securities, currency exchange rates or to otherwise manage its term structure, sector selection and duration in accordance with its investment objectives and policies. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Fund.

Futures contracts and related options present the following risks:

■	While the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.
■	The loss incurred by the Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund.

25

■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

The Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in futures contracts and options on futures contracts. In the case of futures contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the futures contracts.

Preferred Stock, Warrants and Rights. The Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. The Fund may invest in securities of other investment companies, including exchange traded funds (ETFs) such as iSharesSM, subject to statutory limitations prescribed by the Act. These limitations include in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs.

The use of ETFs is intended to help the Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Fund may invest in other investment companies and money market funds beyond the statutory limits described above. Some of those investment companies and money market funds may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Unseasoned Companies. The Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and

26

APPENDIX A

entail greater risk than do investments in companies with an established operating record.

Equity Swaps. The Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, the Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, the Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, the Fund may be unable to terminate its obligations when desired. When entering into swap contracts, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations under the swap contracts.

When-Issued Securities and Forward Commitments. The Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of its repurchase obligation.

If the other party or “seller” defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

The Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. The Fund may engage in securities lending. Securities lending involves the lending of securities owned by the Fund to financial institutions such as certain broker-dealers, including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by the Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, its affiliates or State Street or its affiliates and from which the Investment Adviser or its affiliates or State Street or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral). Loan collateral (including any investment of that collateral) is not subject to the percentage limitations or nonfundamental investment policies described elsewhere in this Prospectus regarding investments in fixed-income instruments and cash equivalents.

The Fund may lend its securities to increase its income. The Fund may, however, experience delay in the recovery of its

27

securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Short Sales Against-the-Box. The Fund may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Borrowings. The Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of their total assets for temporary or emergency purposes. The Fund may not make additional investments if borrowings exceed 5% of its total assets.

REITs. The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

28

Appendix B
Financial Highlights

Growth and Income Fund—Service Shares(a)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past fiscal period. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total return reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. If total return reflected all of those fees and expenses, total return would be reduced. The information for the fiscal period ended December 31, 2007 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report (available upon request).

Ratios assuming no
		Income (loss) from													expense reductions
		investment operations			Distributions to shareholders								Ratio of				Ratio of
			Net							Net	Ratio of		net		Ratio of		net
	Net asset		realized			From		Net asset		assets	net		investment		total		investment
	value,	Net	and	Total from	From net	net		value,		at end	expenses		income to		expenses		income		Portfolio
	beginning	investment	unrealized	investment	investment	realized	Total	end of	Total	of period	to average		average		to average		to average		turnover
	of period	income(b)	loss	operations	income	gains	distributions	period	return(c)	(in 000s)	net assets		net assets		net assets		net assets		rate

For the Period Ended December 31,

2007	$14.71	$0.15	$(0.74)	$(0.59)	$(0.26)	$(1.34)	$(1.60)	$12.52	(4.02)%	$90	0.94	%(d)	3.11	%(d)	1.09	%(d)	2.96	%(d)	79%

(a)	Commenced operations on July 24, 2007.

(b)	Calculated based on the average shares outstanding methodology.

(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.

(d)	Annualized.

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Goldman Sachs Variable Insurance Trust —
Growth and Income Fund Prospectus (Service Shares)

     FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Your insurance company will provide you with annual and semi-annual reports if the Fund serves as the investment vehicle for your variable annuity contract or variable life insurance policy.

Statement of Additional Information
Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Fund’s annual and semi-annual reports, and the SAI, are available free upon request by calling Goldman Sachs at 1-800-621-2550. You can also access and download the annual and semi-annual reports and the SAI at the Fund’s website: http://www.goldmansachsfunds.com.

To obtain other information and for shareholder inquiries:

■	By telephone – 1-800-621-2550
■	By mail – Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606-6306
■	On the Internet – SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Trust documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Trust documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090.

The Trust’s investment company registration number is 811-08361.
GSAM® is a registered service mark of Goldman, Sachs & Co.

VITG&IPROSVC

Prospectus

Institutional
Shares
April 30, 2008

GOLDMAN SACHS VARIABLE INSURANCE TRUST

■	Goldman Sachs Mid Cap Value Fund

Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN THE FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment
Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as investment adviser to the Mid Cap Value Fund (the “Fund”). GSAM is referred to in this Prospectus as the “Investment Adviser.”

Goldman Sachs Variable Insurance Trust (the “Trust”) offers shares of the Fund to separate accounts of participating insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Institutional Shares of the Trust are not offered directly to the public. The participating insurance companies, not the owners of the variable annuity contracts or variable life insurance policies or participants therein, are shareholders of the Fund. The Fund pools the monies of these separate accounts and invests these monies in a portfolio of securities pursuant to the Fund’s stated investment objective.

The investment objective and policies of the Fund are similar to the investment objectives and policies of other mutual funds that the Investment Adviser manages. Although the objectives and policies may be similar, the investment results of the Fund may be higher or lower than the results of such other mutual funds. The Investment Adviser cannot guarantee, and makes no representation, that the investment results of similar funds will be comparable even though the funds have the same Investment Adviser.

     VALUE STYLE FUND

GSAM’s Value Investment Philosophy:
Through intensive, firsthand fundamental research our portfolio team seeks to identify quality businesses selling at compelling valuations.

1.	Businesses represent compelling value when:
■	Market uncertainty exists.
■	Their economic value is not recognized by the market.

2.	By quality, we mean companies that have:
■	Sustainable operating or competitive advantage.
■	Excellent stewardship of capital.
■	Capability to earn above their cost of capital.
■	Strong or improving balance sheets and cash flow.

Business quality, conservative valuation and thoughtful portfolio construction are the key elements of our value approach.

References in this Prospectus to the Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how the Fund is managed.

1

Fund Investment Objective and Strategies

Goldman Sachs
Mid Cap Value Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	Russell Midcap® Value Index

Investment Focus:	Mid-cap U.S. equity investments that are believed to be undervalued or undiscovered by the marketplace

Investment Style:	Value

     INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell Midcap® Value Index at the time of investment.* If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. As of December 31, 2007, the capitalization range of the Russell Midcap® Value Index was between approximately $156 million and $45.7 billion. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities of issuers in countries with emerging markets or economies (“emerging countries”) and securities quoted in foreign currencies.

*	To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap® Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

2

Other Investment Practices and Securities

The tables below identify some of the investment techniques that may (but are not required to) be used by the Fund in seeking to achieve its investment objective. Numbers in the tables show allowable usage only; for actual usage, consult the Fund’s annual/semi-annual reports. For more information about these and other investment practices and securities, see Appendix A. The Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each calendar quarter subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, the Fund publishes on its website month-end top ten holdings subject to a ten calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)	Mid Cap
• No specific percentage limitation on usage; limited only by the objective and strategies of the Fund	Value Fund
Investment Practices
Borrowings	33	1/3
Cross Hedging of Currencies	•
Custodial Receipts and Trust Certificates	•
Equity Swaps*	•
Foreign Currency Transactions**	•
Futures Contracts and Options on Futures Contracts (including index futures)	•
Investment Company Securities (including exchange traded funds)	10
Options on Foreign Currencies**[1]	•
Options on Securities and Securities Indices[2]	•
Repurchase Agreements	•
Securities Lending	33	1/3
Short Sales Against the Box	25
Unseasoned Companies	•
Preferred Stock, Warrants and Stock Purchase Rights	•
When-Issued Securities and Forward Commitments	•

10 Percent of Total Assets (excluding securities lending collateral) (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
 •   No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund

Investment Securities
American, European and Global Depositary Receipts	•
Asset-Backed and Mortgage-Backed Securities[3]	•
Bank Obligations[3]	•
Convertible Securities[4]	•
Corporate Debt Obligations[3]	•
Equity Investments	80	+
Emerging Country Securities[5]	25
Fixed Income Securities[6,7]	20
Foreign Securities[5]	25
Non-Investment Grade Fixed Income Securities[3,8]	10
Real Estate Investment Trusts (“REITs”)	•
Structured Securities (which may include equity linked notes)*	•
Temporary Investments	100
U.S. Government Securities[3]	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.
**	Limited by the amount the Fund invests in foreign securities.
1.	The Fund may purchase and sell call and put options.
2.	The Fund may sell covered call and put options and purchase call and put options.

3.	Limited by the amount the Fund invests in fixed income securities.

4.	The Fund uses the same rating criteria for convertible and non-convertible debt securities.
5.	The Fund may invest in the aggregate up to 25% of its Net Assets in foreign securities, including emerging market securities.

6.	Except as noted under “Convertible Securities” and “Non-Investment Grade Fixed Income Securities,” fixed income securities must be investment grade (i.e., rated BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”)).

7.	The Fund may invest in the aggregate up to 20% of its Net Assets in (1) securities of companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap Value Index at the time of investment and (2) fixed income securities.

8.	Must be rated B or higher by Standard and Poor’s, B or higher by Moody’s or have a comparable rating by another NRSRO at the time of investment.

3

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Fund and may result in a loss of your investment. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

		Interest	Credit/		Emerging					Investment		Mid Cap and	Non-Investment Grade Fixed
Fund	NAV	Rate	Default	Foreign	Countries	Derivatives	Management	Liquidity	Market	Style	Stock	Small Cap	Income Securities
Mid Cap Value	•	•	•	•	•	•	•	•	•	•	•	•	•

■	NAV Risk—The risk that the net asset value (“NAV”) of the Fund and the value of your investment will fluctuate.

■	Interest Rate Risk—The risk that when interest rates increase, fixed income securities held by the Fund will decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.

■	Credit/Default Risk—The risk that an issuer or guarantor of fixed income securities held by the Fund may default on its obligation to pay interest and repay principal.

■	Foreign Risk—The risk that when the Fund invests in foreign securities, it will be subject to risks of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when the Fund invests in issuers located in emerging countries.

■	Emerging Countries Risk—The securities markets of Central and South American, African, Asian, Eastern European and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.

■	Derivatives Risk—The risk that loss may result from the Fund’s investments in options, futures, forwards, swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to the Fund.

■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.

■	Liquidity Risk—The risk that the Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. To meet redemption requests, the Fund may be forced to sell liquid securities, at an unfavorable time and conditions.

Since the Fund may invest in non-investment grade fixed income securities, small and mid-capitalization stocks, REITs and emerging country issuers, it may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

■	Market Risk—The risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.
■	Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and

4

PRINCIPAL RISKS OF THE FUND

economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

■	Mid Cap and Small Cap Risk—The securities of small capitalization and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks become.

■	Non-Investment Grade Fixed Income Securities Risk—The Fund may invest in non-investment grade fixed income securities (commonly known as “junk bonds”) that are considered speculative. Non-investment grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

More information about the Fund’s portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

5

Fund Performance

     HOW THE FUND HAS PERFORMED

The bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Institutional Shares compares to those of a broad-based securities market index.

The bar chart (including “Best Quarter” and “Worst Quarter” information) and table assume reinvestment of dividends and distributions. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, the Fund’s performance would have been reduced. In addition, performance reflects Fund level expenses but does not reflect the fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced.

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q2 ’99 +19.62% Worst Quarter* Q3 ’99 –16.40%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2007	1 Year	5 Years	Since Inception
Institutional Shares (Inception 5/1/98)	3.20%	16.92%	10.47%
Russell Midcap® Value Index**	−1.42%	17.91%	9.52%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

**	The Russell Midcap® Value Index is a unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

6

Fund Fees and Expenses
(Institutional Shares)

This table describes the fees and expenses that you would pay if you buy and hold Institutional Shares of the Fund.

Mid Cap
Value
Fund
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None
Annual Fund Operating Expenses[1] (expenses that are deducted from Fund assets):
Management Fees[2]	0.80%
Distribution and Service (12b-1) Fees	None
Other Expenses[3]	0.04%

Total Fund Operating Expenses	0.84%

[1]	The Fund’s annual operating expenses have been restated to reflect a contractual reduction in transfer agent fees from an annual rate of 0.04% to an annual rate of 0.02% of the average daily net assets of the Fund. The “Total Fund Operating Expenses” reflect the expenses that are expected to be incurred for the fiscal year ending December 31, 2008.

[2]	The Investment Adviser is entitled to a management fee from the Fund at the annual rate equal to the following percentages of the average daily net assets of the Fund:

Management Fee
Average Daily Net Assets	Annual Rate
First $2 Billion	0.80%

Over $2 Billion	0.72%

[3]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.02% of the average daily net assets of the Fund’s Institutional Shares plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) equal on an annualized basis to 0.054% of the Fund’s average daily net assets. The expense reduction may be modified or terminated at any time at the option of the Investment Adviser without shareholder approval.

Example

The following Example is intended to help you compare the cost of investing in the Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds.

Surrender charges, mortality and expense risk fees and other charges may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies and are not reflected in the Table above and Example below. These fees should be described in the participating insurance companies’ prospectuses. Such fees or charges would reduce the return you may realize with respect to your investments.

The Example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated and then redeem all of your Institutional Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years
Mid Cap Value	$86	$268	$466	$1,037

Certain participating insurance companies that invest in Institutional Shares may receive other compensation in connection with the sale and distribution of Institutional Shares or for services to their customers’ accounts and/or the Fund. For additional information regarding such compensation, see “Service Providers” in the Prospectus and “Payment to Intermediaries” in the SAI.

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Service Providers

     INVESTMENT ADVISER

Investment Adviser
Goldman Sachs Asset Management, L.P. (“GSAM”) 32 Old Slip New York, New York 10005

GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of December 31, 2007, GSAM, including its investment advisory affiliates, had assets under management of $763 billion.

The Investment Adviser provides day-to-day advice regarding the Fund’s portfolio transactions. The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Fund:

■	Supervises all non-advisory operations of the Fund
■	Provides personnel to perform necessary executive, administrative and clerical services to the Fund

■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and SAIs and other reports filed with the SEC and other regulatory authorities

■	Maintains the records of the Fund
■	Provides office space and all necessary office equipment and services

     MANAGEMENT FEE

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to a fee, computed daily and payable monthly, at the annual rate listed below (as a percentage of the Fund’s average daily net assets):

			Actual Rate for the
	Contractual	Average Daily	Fiscal Year Ended
Fund	Rate	Net Assets	December 31, 2007
Mid Cap Value	0.80% 0.72%	First $2 Billion Over $2 Billion	0.80%

The Investment Adviser may voluntarily waive a portion of its management fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund in 2007 is available in the Fund’s semi-annual report dated June 30, 2007.

The Investment Adviser, distributor, and/or their affiliates may, from time to time, pay compensation from their own assets (and not as an additional charge to the Fund) to participating insurance companies for administrative services that such companies provide to their variable annuity and variable life insurance contract owners who are invested in the Fund and for other purposes. In addition, the Investment Adviser, distributor, and/or their affiliates may pay compensation from their own assets (and not as an additional charge to the Fund) to various securities dealers (including affiliates of participating insurance companies) (“Intermediaries”) that distribute variable annuity contracts and/or variable life insurance contracts of such companies in connection with the sale, distribution and/or servicing of such contracts. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Fund and other Goldman Sachs Funds, which may consist of payments relating to funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Fund and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by the Investment Adviser, Distributor and/or their affiliates may also compensate

8

SERVICE PROVIDERS

Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services by the Fund. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. Please refer to the “Payments to Intermediaries” section of the SAI for more information about these payments.

The payments made by the Investment Adviser, Distributor and/or their affiliates may differ for different participating insurance companies and Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative, salesperson or participating insurance company to highlight, feature, offer or recommend the Fund based, at least in part, on the level of compensation paid. You should contact your participating insurance company or Intermediary for more information about the payments they receive and any potential conflicts of interest.

9

     FUND MANAGERS

Value Investment Team

■	14 Portfolio Managers with an average of over 18 years each of financial experience comprise the Investment Adviser’s value investment team

■	The team is organized by industry in order to deliver depth and breadth of research expertise

■	Portfolio decision makers are actively conducting the research, which brings intensity and focus to the Value team process

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Eileen Rominger Managing Director Co-Chief Investment Officer, Value Equity Co-Chief Investment Officer, Global Equity	Portfolio Manager— Mid Cap Value	Since 1999	Ms. Rominger joined the Investment Adviser as a portfolio manager and Chief Investment Officer of the Value team in August 1999. Ms. Rominger became Co-Chief Investment Officer of Global Equity in 2008. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.

Andrew Braun Managing Director Co-Chief Investment Officer, Value Equity	Portfolio Manager— Mid Cap Value	Since 2001	Mr. Braun joined the Investment Adviser as a mutual fund product development analyst in July 1993. From January 1997 to April 2001, he was a research analyst on the Value team and he became a portfolio manager in May 2001.

Sean Gallagher Managing Director Co-Chief Investment Officer, Value Equity	Portfolio Manager— Mid Cap Value	Since 2001	Mr. Gallagher joined the Investment Adviser as a research analyst in May 2000. He became a portfolio manager in December 2001. From October 1993 to May 2000, he was a research analyst at Merrill Lynch Asset Management.

Dolores Bamford, CFA Managing Director	Portfolio Manager— Mid Cap Value	Since 2002	Ms. Bamford joined the Investment Adviser as a portfolio manager for the Value team in April 2002. Prior to that, she was a portfolio manager at Putnam Investments for various products since 1991.

David L. Berdon Vice President	Portfolio Manager— Mid Cap Value	Since 2002	Mr. Berdon joined the Investment Adviser as a research analyst in March 2001 and became a portfolio manager in October 2002. From September 1999 to March 2001, he was a Vice President for Business Development and Strategic Alliances at Soliloquy Inc.

Sean A. Butkus, CFA Vice President	Portfolio Manager— Mid Cap Value	Since 2006	Mr. Butkus joined the Investment Adviser as a research analyst on the Value Team in July 2004 and become portfolio manager in 2006. Previously, he worked on the Business Planning Team of the Investment Management Division at Goldman Sachs. Before joining Goldman Sachs in December 1998, he worked at Arthur Andersen LLP.

Scott Carroll, CFA Vice President	Portfolio Manager— Mid Cap Value	Since 2002	Mr. Carroll joined the Investment Adviser as a portfolio manager for the Value team in May 2002. From 1996 to 2002, he worked at Van Kampen Funds where he had portfolio management and analyst responsibilities for Growth and Income and Equity Income funds.

Lisa Parisi, CFA Managing Director	Portfolio Manager— Mid Cap Value	Since 2001	Ms. Parisi joined the Investment Adviser as a portfolio manager in August 2001. From December 2000 to August 2001, she was a portfolio manager at John A. Levin & Co. From March 1995 to December 2000, she was a portfolio manager and managing director at Valenzuela Capital.

J. Kelly Flynn Vice President	Portfolio Manager— Mid Cap Value	Since 2002	Mr. Flynn joined the Investment Adviser as a portfolio manager for the Value team in 2002. Prior to joining the team, Mr. Flynn spent 3 years at Lazard Asset Management as a Portfolio Manager for Small Cap/Mid Cap Value Products.

Eileen Rominger, Andrew Braun and Sean Gallagher serve as Co-Chief Investment Officers of the Value Investment Team. The other portfolio managers serve as primary research analysts for particular industries. While the entire team debates investment ideas and overall portfolio structure, the final buy/sell decision for a particular security resides primarily with the portfolio manager responsible for that particular industry. As Co-Chief Investment Officers of the team, Ms. Rominger, Mr. Braun and Mr. Gallagher are ultimately responsible for the composition of the Fund’s portfolio structure at both the stock and industry level.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.

10

SERVICE PROVIDERS

     DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of the Fund’s shares. Goldman Sachs, 71 S. Wacker Drive, Chicago, Illinois 60606, also serves as the Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

     ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES
     AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Fund or limit the Fund’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may adversely impact the Fund. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Fund, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund. For more information about conflicts of interest, see the SAI.

Under a securities lending program approved by the Trust’s Board of Trustees, the Trust may retain an affiliate of the Investment Adviser to serve as a securities lending agent for the Fund to the extent that the Fund engages in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. The Board of Trustees periodically reviews all portfolio securities loan transactions for which the affiliated lending agent has acted as lending agent. In addition, the Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions, as permitted by applicable law.

11

Dividends

Dividends from investment company taxable income and distributions from net realized capital gains (if any) are declared and paid by the Fund at least annually. Over the course of the year, accrued and paid dividends and distributions will equal all or substantially all of the Fund’s investment company taxable income and net realized capital gains. All dividends paid on Institutional Shares will be automatically reinvested in additional Institutional Shares of the Fund at the NAV of such shares on the payment date, unless an insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of the Fund’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period in accordance with good accounting practice.

12

Shareholder Guide

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Fund’s shares.

How Can I Purchase Or Sell Institutional Shares Of The Fund?
Institutional Shares of the Fund are not sold directly to the public. Instead, Fund shares are sold to separate accounts that fund variable annuity and variable life insurance contracts issued by participating insurance companies. You may purchase or sell (redeem) shares of the Fund through variable annuity contracts and variable life insurance policies offered through the separate accounts. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the participating insurance companies. You should refer to those prospectuses for information on how to purchase a variable annuity contract or variable life insurance policy, how to select a specific Fund as an investment option for your contract or policy and how to redeem monies from the Fund.

The separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectus describing the variable annuity contracts and variable life insurance policies issued by the participating insurance companies) to be effected on that day pursuant to variable annuity contracts and variable life insurance policies.

Shares of the Fund may be purchased by separate accounts of both affiliated and unaffiliated participating insurance companies in order to fund both variable annuity and variable life insurance contracts, and also may be purchased by qualified plans. This may present certain conflicts of interests among variable annuity owners, variable life insurance policy owners and plan investors. The Trust’s Board of Trustees will monitor the Trust for the existence of any material irreconcilable conflict of interest. The Trust currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies arising from the fact that interests of the holders of variable annuity contracts and variable life insurance policies may differ due to differences of tax treatment or other considerations or due to conflicts among the participating insurance companies. If, however, a material unreconcilable conflict arises between the holders of variable annuity contracts and variable life insurance policies of participating insurance companies, a participating insurance company may be required to withdraw the assets allocable to some or all of the separate accounts from the Fund. Any such withdrawal could disrupt orderly portfolio management to the potential detriment of such holders.

Shares of the Fund (and other existing and new funds that might be added to the Trust) may also be offered to:

■	Unregistered separate accounts of various participating insurance companies through which variable annuity contracts and variable life insurance policies are sold in non-public offerings.
■	Unregistered separate accounts of various participating insurance companies through which variable annuity contracts and variable life insurance policies are offered exclusively to qualified pension and profit-sharing plans and/or certain governmental plans.
■	Qualified pension and profit-sharing plans. The Trust does not currently anticipate offering shares directly to such plans.

In addition to Institutional Shares, the Fund offers another class of shares. This other share class is subject to different fees and expenses (which affect performance) and is entitled to different services than Institutional Shares. Information regarding this other share class can be obtained form Goldman Sachs by calling the number on the back of this Prospectus.

How Are Shares Priced?
Institutional Shares of the Fund are purchased and sold at the Fund’s next determined NAV for a share class after the Fund receives the order in proper form. Each class calculates its NAV as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class) Number of the Fund’s Outstanding Shares of the Class

The Fund’s investments are valued based on market quotations, or if market quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined in good faith under procedures established by the Trustees.

In the event the Fund invests in foreign equity securities, “fair value” prices are provided by an independent fair value service in accordance with the fair value procedures approved by the Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value price for a particular security, or if the price provided does not meet the established criteria for the Fund, the, Fund will price that security at the most recent closing price for that security on its principal exchange.

13

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements. including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

Please note the following with respect to the price at which your transactions are processed:

■	NAV per share of each share class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.

■	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.

■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into the Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than its regularly scheduled closing time. In the event the New York Stock Exchange does not open for business, the Trust may, but is not required to, open the Fund for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during this situation, please call 1-800-621-2550.

Foreign securities may trade in their local markets on days the Fund is closed. As a result, if the Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

Do I Have To Pay Any Fees When Purchasing Or Selling Institutional Shares Of The Fund?
The Fund does not charge any fees when it sells or redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. These fees should be described in the participating insurance companies’ prospectuses.

What Else Should I Know About Share Purchases And Redemptions?
The Trust reserves the right to:

■	Suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC.
■	Suspend the offering of shares for a period of time.
■	Reject any purchase order.
■	Close the Fund to new investors from time to time and reopen the Fund whenever it is deemed appropriate by the Fund’s Investment Adviser.

Orders received by the Trust are effected on business days. The separate accounts purchase and redeem shares of the Fund at the Fund’s NAV per share calculated as of the day an order is received by the insurance company although such purchases and redemptions may be executed the next morning. Redemption proceeds paid by wire transfer will normally be wired in federal funds on the next business day after the Trust receives actual notice of the redemption order (for a total of one business day delay), but may be paid up to three business days after receipt of actual notice of the order.

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SHAREHOLDER GUIDE

The Fund closed to new investors on May 13, 2005 (the “Closing Date”). Effective May 1, 2006, the only investors permitted to make additional purchases of Institutional Shares of the Fund and to reinvest Fund-related dividends and capital gains into their accounts are investors who as of May 1, 2006 were invested in the Fund through separate accounts or sub-accounts of participating insurance companies that as of the Closing Date had made investments in the Fund. After May 1, 2006, no new investors will be permitted to invest in the Fund through a separate account or sub-accounts of a participating insurance company even if such separate account or sub-accounts had made investments in the Fund as of the Closing Date.

The Fund may resume sales of shares to new investors at some future date. Additionally, the Fund may enter into asset purchase or other reorganization transactions with other investment companies that involve the issuance of shares of the Fund to new accounts, and such new accounts may continue to make additional purchases and reinvest dividends and capital gains into their accounts.

Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.

What Types Of Reports Will I Be Sent Regarding Investments In The Fund?
As a holder of a variable annuity contract or variable life insurance policy, you will receive annual shareholder reports containing audited financial statements and semi-annual shareholder reports from your participating insurance company.

What Are The Fund’s Voting Procedures?
Participating insurance companies, not the owners of the variable annuity contracts or variable life insurance policies or participants therein, are shareholders of the Fund. To the extent required by law:

■	The participating insurance companies will vote Fund shares held in the separate accounts in a manner consistent with timely voting instructions received from the holders of variable annuity contracts and variable life insurance policies.
■	The participating insurance companies will vote Fund shares held in the separate accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares they own, in the same proportion as those shares for which voting instructions are received.

It is anticipated that Fund shares held by unregistered separate accounts or qualified plans generally will be voted for o r against any proposition in the same proportion as all other Fund shares are voted unless the unregistered separate account’s participating insurance company or the plan makes other arrangements.

Additional information concerning voting rights of the participants in the separate accounts is more fully set forth in the prospectus relating to those accounts issued by the participating insurance companies.

     RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the Fund. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any participating insurance company or other investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchases or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to the Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market-timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Goldman Sachs reviews on a regular, periodic basis available information relating to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within

15

a period of time. Consistent with the standards described above, if, in its judgment, Goldman Sachs detects excessive, short term trading, Goldman Sachs is authorized to reject or restrict a purchase or exchange request and may further seek to close an investor’s account with the Fund. Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares are generally held through omnibus arrangements maintained by participating insurance companies or other intermediaries. Omnibus accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors shares are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Fund on a regular basis. A number of these insurance companies or intermediaries may not have the capability or may not be willing or legally able to apply the Fund’s market-timing policies. While Goldman Sachs may monitor share turnover at the omnibus account level, the Fund’s ability to monitor and detect market-timing by shareholders in these omnibus accounts may be limited in certain circumstances, and certain of these insurance companies or intermediaries may charge the Fund a fee for providing certain shareholder information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market-timing activities. In addition, those investors who engage in market-timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Fund and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by a participating insurance company or intermediary or by certain of their customers. Insurance companies and intermediaries may also monitor their customers’ trading activities in the Fund. The criteria used by insurance companies or intermediaries to monitor for excessive trading may differ from the criteria used by the Fund. If an insurance company or intermediary fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

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Taxation

The Fund is treated as a separate corporate entity for federal tax purposes. The Fund has elected to be treated as a regulated investment company and intends to qualify for such treatment for each taxable year under Subchapter M of Subtitle A, Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”). In addition, the Fund intends to qualify under the Code with respect to the diversification requirements related to variable contracts. Provided that the Fund and a separate account investing in the Fund satisfy applicable tax requirements, the Fund will not be subject to federal tax and any distributions from the Fund to the separate account will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or a variable life insurance contract.

Persons investing in variable annuity or variable life insurance contracts should refer to the prospectuses with respect to such contracts for further information regarding the tax treatment of the contracts and the separate accounts in which the contracts are invested.

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Appendix A
Additional Information on Portfolio Risks,
Securities and Techniques

     A.  GENERAL PORTFOLIO RISKS

The Fund will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that the Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Fund may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility.

To the extent it invests in fixed income securities, the Fund will also be subject to the risks associated with fixed income securities. These risks include interest rate risk, credit/default risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that an issuer or guarantor could default on its obligations, and the Fund will not recover its investment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities, such as securities backed by car loans.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Fund and its shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Fund’s historical portfolio turnover rates.

The Fund may invest in non-investment grade fixed income securities (commonly known as “junk bonds”), which are rated below investment grade (or determined to be of equivalent quality, if not rated) at the time of purchase and are therefore considered speculative. Because non-investment grade fixed income securities are issued by issuers with low credit ratings, they pose a greater risk of default than investment grade securities.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.

     B.  OTHER PORTFOLIO RISKS

Risks of Investing in Small Capitalization and Mid-Capitalization Companies.Investments in small and mid-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in these particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate.

18

APPENDIX A

Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small and mid-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Derivative Investments. The Fund may invest in derivative instruments including without limitation, options, futures, options on futures, swaps, structured securities and forward contracts and other derivatives relating to foreign currency transactions. Investments in derivative instruments may be for both hedging and nonhedging purposes (that is, to seek to increase total return, although suitable derivative instruments may not always be available to the Investment Adviser for these purposes). Losses from investments in derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolio risks through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge certain portfolio risks. Investing for nonhedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Foreign Investments. The Fund may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

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Concentration of the Fund’s assets in one or a few countries and currencies will subject the Fund to greater risks than if the Fund’s assets were not geographically concentrated.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other similar instruments representing securities of foreign issuers. ADRs, GDRs and EDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs are traded primarily outside the United States. Prices of ADRs are quoted in U.S. dollars. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Emerging Countries. The Fund may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa. The Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), the Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.

The Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to the Fund from an investment in issuers in such countries.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the

20

APPENDIX A

failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). The Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.

The Fund’s use of foreign currency management techniques in emerging countries may be limited. The Investment Adviser currently anticipates that a significant portion of the Fund’s currency exposure in emerging countries may not be covered by these techniques.

Risks of Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options

■	Certain structured securities and swap transactions

■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”)

Investing in 144A Securities may decrease the liquidity of the Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Securities purchased by the Fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, markets events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more securities in the Fund’s portfolio become illiquid, the Fund may exceed its 15 percent limitation in illiquid securities. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15 percent of the Fund’s net assets, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

In cases where no clear indication of the value of the Fund’s portfolio securities is available, the portfolio securities will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. For more information on fair valuation, please see “Shareholder Guide—How Are Shares Priced?”

Credit/Default Risks. Debt securities purchased by the Fund may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.

21

Debt securities rated BBB or higher by Standard & Poor’s or Baa or higher by Moody’s or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. A security satisfies the Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies the Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of the security, is in the best interest of the Fund and its shareholders.

The Fund may invest in fixed income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in the Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Temporary Investment Risks. The Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

■	Cash items

When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

Risks of Large Shareholder Redemptions. Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these participating insurance companies or accounts of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may negatively impact the Fund’s brokerage costs.

     C.  PORTFOLIO SECURITIES AND TECHNIQUES

This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks.

The Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the SAI, which is available upon request.

U.S. Government Securities. The Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

Custodial Receipts and Trust Certificates. The Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities or other types of securities in which the Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S.

22

APPENDIX A

government or other issuer of the securities held by the custodian or trustee. If for tax purposes, the Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of “credit enhancement.” However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specific fixed or floating interest rate and a final scheduled distribution rate. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations, and under certain interest rate and payment scenarios, the Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

Asset-Backed Securities. The Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to market conditions impacting asset-backed securities more generally.

Bank Obligations. The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Corporate Debt Obligations. The Fund may invest in corporate debt obligations and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and

23

other financial institutions. The Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Convertible Securities. The Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which the Fund invests are subject to the same rating criteria as its other investments in fixed income securities. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Structured Securities. The Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act of 1940, as amended (the “Act”). As a result, the Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.

Structured securities include, but are not limited to, equity linked notes. An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. For example, a note may guarantee the repayment of the original principal amount invested (even if the underlying linked securities have negative performance during the note’s term), but may cap the maximum payment at maturity at a certain percentage of the issuance price or the return of the underlying linked securities. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of the Fund’s investment objective and policies.

Foreign Currency Transactions. The Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. The Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the Fund may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. The Fund may also

24

APPENDIX A

enter into such transactions to seek to increase total return, which is considered a speculative practice.

The Fund may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. The Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate that the foreign currency will appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, the Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price. As an investment company registered with the SEC, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in forward currency contracts.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. The Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. The Fund may also, to the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Fund’s transaction costs. Options written or purchased by the Fund may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

In lieu of entering into “protective put” transactions, the Fund may engage in barrier options transactions as an alternative means to offset or hedge against a decline in the market value of the Fund’s securities. Barrier options are similar to standard options except that they become activated or are extinguished when the underlying asset reaches a predetermined level or barrier. “Down and out” barrier options are canceled or “knocked out” if the underlying asset falls to a predetermined level. “Down and in” barrier options are activated or “knocked in” if the underlying asset falls to a predetermined level. “Up and out” barrier options are extinguished or “knocked out” if the underlying asset rises to a predetermined level. “Up and in” barrier options are activated or “knocked in” if the underlying asset rises to a predetermined level. If the Investment Adviser sets too high or too low a barrier, and the option is either extinguished or “knocked out” or the options are never activated or “knocked in,” the benefits to the Fund using a barrier option strategy may be limited and the costs associated with a barrier option strategy could be detrimental to the Fund’s performance. When writing an option, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the option contract.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and

25

other financial instruments and indices. The Fund may engage in futures transactions on U.S. and foreign exchanges.

The Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent the Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Fund.

Futures contracts and related options present the following risks:

■	While the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.
■	The loss incurred by the Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

The Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in futures contracts and option on futures contracts. In the case of futures contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the futures contracts.

Preferred Stock, Warrants and Rights. The Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. The Fund may invest in securities of other investment companies, including exchange traded funds (ETFs) such as iSharesSM, subject to statutory limitations prescribed by the Act. These limitations include in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs.

The use of ETFs is intended to help the Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same

26

APPENDIX A

primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Fund may invest in other investment companies and money market funds beyond the statutory limits described above. Some of those investment companies and money market funds may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Unseasoned Companies. The Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Equity Swaps. The Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, the Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, the Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, the Fund may be unable to terminate its obligations when desired. When entering into swap contracts, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the swap contract.

When-Issued Securities and Forward Commitments. The Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of its repurchase obligation.

If the other party or “seller” defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated

27

with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

The Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. The Fund may engage in securities lending. Securities lending involves the lending of securities owned by the Fund to financial institutions such as certain broker-dealers, including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by the Fund in short-term investments, including registered or unregistered investment pools managed by the Investment Adviser, its affiliates, or State Street or its affiliates and from which the Investment Adviser, its affiliates, or State Street or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral). Loan collateral (including any investment of that collateral) is not subject to the percentage limitations or nonfundamental investment policies described elsewhere in this Prospectus regarding investments in fixed income instruments and cash equivalents.

The Fund may lend its securities to increase its income. The Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Short Sales Against-the-Box. The Fund may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Borrowings. The Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of their total assets for temporary or emergency purposes. The Fund may not make additional investments if borrowings exceed 5% of its total assets.

REITs. The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

28

Appendix B
Financial Highlights

Mid Cap Value—Institutional Shares

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total return reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. If total return reflected all of those fees and expenses, total return would be reduced. The information for the fiscal year ended December 31, 2007 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report (available upon request). The information for the fiscal years ended December 31, 2006, 2005, 2004 and 2003 has been audited by the Fund’s former independent registered public accounting firm.

															Ratios assuming no
		Income from													expense reductions
		investment operations			Distributions to shareholders
													Ratio of				Ratio of
			Net							Net	Ratio of		net		Ratio of		net
	Net asset		realized			From		Net asset		assets	net		investment		total		investment
	value,	Net	and	Total from	From net	net		value,		at end	expenses		income to		expenses		income		Portfolio
	beginning	investment	unrealized	investment	investment	realized	Total	end of	Total	of year	to average		average		to average		to average		turnover
	of year	income(a)	gain	operations	income	gain	distributions	year	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

For the Years Ended December 31,
2007	$16.09	$0.14 (d)	$0.39	$0.53	$(0.13)	$(2.47)	$(2.60)	$14.02	3.20%	$1,559,013	0.87	%(c)	0.85	%(d)	0.87	%(c)	0.85	%(d)	84%
2006	15.53	0.13	2.39	2.52	(0.16)	(1.80)	(1.96)	16.09	16.16	1,673,896	0.86		0.80		0.87		0.79		57
2005	15.28	0.13	1.82	1.95	(0.10)	(1.60)	(1.70)	15.53	12.83	1,430,814	0.87		0.83		0.87		0.83		53
2004	13.37	0.10	3.34	3.44	(0.09)	(1.44)	(1.53)	15.28	25.88	917,151	0.88		0.67		0.88		0.67		72
2003	10.61	0.12	2.89	3.01	(0.11)	(0.14)	(0.25)	13.37	28.39	577,923	0.91		1.02		0.91		1.02		64

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year.

(c)	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately 0.02% of average net assets.

(d)	Reflects income recognized from a special dividend which amounted to $0.01 per share and 0.06% of average net assets.

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Goldman Sachs Variable Insurance Trust—
Mid Cap Value Fund Prospectus (Institutional Shares)

     FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Your insurance company will provide you with annual and semi-annual reports if the Fund serves as the investment vehicle for your variable annuity contract or variable life insurance policy.

Statement of Additional Information
Additional information about the Fund and its policies is also available in the Fund’s Additional Statement. The SAI is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Fund’s annual and semi-annual reports, and the SAI, are available free upon request by calling Goldman Sachs at 1-800-621-2550. You can also access and download the annual and semi-annual reports and the SAI at the Fund’s website: http://www.goldmansachsfunds.com.

To obtain other information and for shareholder inquiries:

■	By telephone – 1-800-621-2550

■	By mail – Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606-6306

■	On the Internet – SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Trust documents (including the Additional Statement) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Trust documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090.

The Trust’s investment company registration number is 811-08361.
GSAM® is a registered service mark of Goldman, Sachs & Co.

VITMCPRO

Prospectus

Service
Shares

April 30, 2008

GOLDMAN SACHS VARIABLE INSURANCE TRUST

■	Goldman Sachs Mid Cap Value Fund

Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN THE FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as investment adviser to the Mid Cap Value Fund (the “Fund”). GSAM is referred to in this Prospectus as the “Investment Adviser.”

Goldman Sachs Variable Insurance Trust (the “Trust”) offers shares of the Fund to separate accounts of participating insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Service Shares of the Trust are not offered directly to the public. The participating insurance companies, not the owners of the variable annuity contracts or variable life insurance policies or participants therein, are shareholders of the Fund. The Fund pools the monies of these separate accounts and invests these monies in a portfolio of securities pursuant to the Fund’s stated investment objective.

The investment objective and policies of the Fund are similar to the investment objectives and policies of other mutual funds that the Investment Adviser manages. Although the objectives and policies may be similar, the investment results of the Fund may be higher or lower than the results of such other mutual funds. The Investment Adviser cannot guarantee, and makes no representation, that the investment results of similar funds will be comparable even though the funds have the same Investment Adviser.

     VALUE STYLE FUND

GSAM’s Value Investment Philosophy:
Through intensive, firsthand fundamental research our portfolio team seeks to identify quality businesses selling at compelling valuations.

1.	Businesses represent compelling value when:
■	Market uncertainty exists.
■	Their economic value is not recognized by the market.

2.	By quality, we mean companies that have:
■	Sustainable operating or competitive advantage.
■	Excellent stewardship of capital.
■	Capability to earn above their cost of capital.
■	Strong or improving balance sheets and cash flow.

Business quality, conservative valuation and thoughtful portfolio construction are the key elements of our value approach.

References in this Prospectus to the Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how the Fund is managed.

1

Fund Investment Objective and Strategies

Goldman Sachs
Mid Cap Value Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	Russell Midcap® Value Index

Investment Focus:	Mid-cap U.S. equity investments that are believed to be undervalued or undiscovered by the marketplace

Investment Style:	Value

     INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell Midcap® Value Index at the time of investment.* If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. As of December 31, 2007, the capitalization range of the Russell Midcap® Value Index was between approximately $156 million and $45.7 billion. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities of issuers in countries with emerging markets or economies (“emerging countries”) and securities quoted in foreign currencies.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap® Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

*	To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

2

Other Investment Practices and Securities

The tables below identify some of the investment techniques that may (but are not required to) be used by the Fund in seeking to achieve its investment objective. Numbers in the tables show allowable usage only; for actual usage, consult the Fund’s annual/semi-annual reports. For more information about these and other investment practices and securities, see Appendix A. The Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each calendar quarter subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, the Fund publishes on its website month-end top ten holdings subject to a ten calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in its Statement of Additional Information (“SAI”).

10 Percent of total assets (including securities lending collateral) (italic type)	Mid Cap
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)	Value
• No specific percentage limitation on usage; limited only by the objective and strategies of the Fund	Fund
Investment Practices
Borrowings	33 1/3
Cross Hedging of Currencies	•
Custodial Receipts and Trust Certificates	•
Equity Swaps*	•
Foreign Currency Transactions**	•
Futures Contracts and Options on Futures Contracts (including index futures)	•
Investment Company Securities (including exchange traded funds)	10
Options on Foreign Currencies**[1]	•
Options on Securities and Securities Indices[2]	•
Repurchase Agreements	•
Securities Lending	33 1/3
Short Sales Against the Box	25
Unseasoned Companies	•
Preferred Stock, Warrants and Stock Purchase Rights	•
When-Issued Securities and Forward Commitments	•

10 Percent of Total Assets (excluding securities lending collateral) (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
 •   No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund

Investment Securities
American, European and Global Depositary Receipts	•
Asset-Backed and Mortgage-Backed Securities[3]	•
Bank Obligations[3]	•
Convertible Securities[4]	•
Corporate Debt Obligations[3]	•
Equity Investments	80+
Emerging Country Securities[5]	25
Fixed Income Securities[6,7]	20
Foreign Securities[5]	25
Non-Investment Grade Fixed Income Securities[3,8]	10
Real Estate Investment Trusts (“REITs”)	•
Structured Securities (which may include equity linked notes)*	•
Temporary Investments	100
U.S. Government Securities[3]	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.

**	Limited by the amount the Fund invests in foreign securities.

1.	The Fund may purchase and sell call and put options.

2.	The Fund may sell covered call and put options and purchase call and put options.

3.	Limited by the amount the Fund invests in fixed income securities.

4.	The Fund uses the same rating criteria for convertible and non-convertible debt securities.

5.	The Fund may invest in the aggregate up to 25% of its Net Assets in foreign securities, including emerging market securities.

6.	Except as noted under “Convertible Securities” and “Non-Investment Grade Fixed Income Securities,” fixed income securities must be investment grade (i.e., rated BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), Baa or higher by Moody’s Investors Services, Inc. (“Moody’s”) or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”)).

7.	The Fund may invest in the aggregate up to 20% of its Net Assets in: (1) securities of companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap Value Index at the time of investment; and (2) fixed income securities.

8.	Must be rated B or higher by Standard & Poor’s, B or higher by Moody’s or have a comparable rating by another NRSRO at the time of investment.

3

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Fund and may result in a loss of your investment. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Non-Investment
		Interest	Credit/		Emerging					Investment		Mid Cap and	Grade Fixed
Fund	NAV	Rate	Default	Foreign	Countries	Derivatives	Management	Liquidity	Market	Style	Stock	Small Cap	Income Securities
Mid Cap Value	•	•	•	•	•	•	•	•	•	•	•	•	•

■	NAV Risk—The risk that the net asset value (“NAV”) of the Fund and the value of your investment will fluctuate.

■	Interest Rate Risk—The risk that when interest rates increase, fixed income securities held by the Fund will decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.

■	Credit/Default Risk—The risk that an issuer or guarantor of fixed income securities held by the Fund may default on its obligation to pay interest and repay principal.

■	Foreign Risk—The risk that when the Fund invests in foreign securities, it will be subject to risks of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when the Fund invests in issuers located in emerging countries.

■	Emerging Countries Risk—The securities markets of Central and South American, African, Asian, Eastern European and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.

■	Derivatives Risk—The risk that loss may result from the Fund’s investments in options, futures, forwards, swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to the Fund.

■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.

■	Liquidity Risk—The risk that the Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. To meet redemption requests, the Fund may be forced to sell liquid securities, at an unfavorable time and conditions.

Since the Fund may invest in non-investment grade fixed income securities, small and mid-capitalization stocks, REITs and emerging country issuers, it may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

■	Market Risk—The risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

■	Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and

4

PRINCIPAL RISKS OF THE FUND

economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

■	Mid Cap and Small Cap Risk—The securities of small capitalization and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks become.

■	Non-Investment Grade Fixed Income Securities Risk—The Fund may invest in non-investment grade fixed income securities (commonly known as “junk bonds”) that are considered speculative. Non-investment grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

More information about the Fund’s portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

5

Fund Performance

     HOW THE FUND HAS PERFORMED

The bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Service Shares from year to year; and (b) how the average annual total returns of the Fund’s Service Shares compare to those of a broad-based securities market index.

The bar chart (including “Best Quarter” and “Worst Quarter” information) and table assume reinvestment of dividends and distributions. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, the Fund’s performance would have been reduced. In addition, performance reflects Fund level expenses but does not reflect the fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced.

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q1 ’07 +4.85% Worst Quarter* Q3 ’07 −3.17%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2007	1 Year	Since Inception
Service Shares (Inception 1/9/06)	3.16%	8.02%
Russell Midcap® Value Index**	−1.42%	7.38%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

**	The Russell Midcap® Value Index is a unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

6

Fund Fees and Expenses
(Service Shares)

This table describes the fees and expenses that you would pay if you buy and hold Service Shares of the Fund.

Mid Cap
Value
Fund
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Fund Operating Expenses[1] (expenses that are deducted from Fund assets):
Management Fees[2]	0.80%
Distribution and Service (12b-1) Fees[3]	0.25%
Other Expenses[4]	0.04%

Total Fund Operating Expenses	1.09%

1.	The Fund’s annual operating expenses have been restated to reflect a contractual reduction in transfer agent fees from an annual rate of 0.04% to an annual rate of 0.02% of the average daily net assets of the Fund’s Service Shares. The “Total Fund Operating Expenses” reflect the expenses that are expected to be incurred for the fiscal year ending December 31, 2008.

2.	The Investment Adviser is entitled to a management fee from the Fund at the annual rate equal to the following percentages of the average daily net assets of the Fund:

Management
Fee
Average Daily Net Assets	Annual Rate
First $2 Billion	0.80%

Over $2 Billion	0.72%

3.	Participating insurance companies may charge other fees to their customers who are beneficial owners of Service Shares in connection with their customers’ accounts. Such fees may affect the return customers realize with respect to their investments.

4.	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.02% of the average daily net assets of the Fund’s Service Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) equal on an annualized basis to 0.054% of the Fund’s average daily net assets. The expense reduction may be modified or terminated at any time at the option of the Investment Adviser without shareholder approval.

Example

The following Example is intended to help you compare the cost of investing in the Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds.

Surrender charges, mortality and expense risk fees and other charges may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies and are not reflected in the Table above and Example below. These fees should be described in the participating insurance companies’ prospectuses. Such fees or charges would reduce the return you may realize with respect to your investments.

The Example assumes that you invest $10,000 in Service Shares of the Fund for the time periods indicated and then redeem all of your Service Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years
Mid Cap Value	$111	$347	$601	$1,329

Certain participating insurance companies that invest in Service Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact such organizations for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain participating insurance companies that invest in Service Shares may receive other compensation in connection with the sale and distribution of Service Shares or for services to their customers’ accounts and/or the Fund. For additional information regarding such compensation, see “Service Providers” in the Prospectus and “Payments to Intermediaries” in the SAI.

7

Service Providers

     INVESTMENT ADVISER

Investment Adviser

Goldman Sachs Asset Management, L.P. (“GSAM”) 32 Old Slip New York, New York 10005

GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of December 31, 2007, GSAM, including its investment advisory affiliates, had assets under management of $763 billion.

The Investment Adviser provides day-to-day advice regarding the Fund’s portfolio transactions. The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund, portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Fund:

■	Supervises all non-advisory operations of the Fund

■	Provides personnel to perform necessary executive, administrative and clerical services to the Fund

■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and SAIs and other reports filed with the SEC and other regulatory authorities

■	Maintains the records of the Fund

■	Provides office space and all necessary office equipment and services

     MANAGEMENT FEE

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to a fee, computed daily and payable monthly, at the annual rate listed below (as a percentage of the Fund’s average daily net assets):

			Actual Rate
			for the Fiscal
			Year Ended
	Contractual	Average Daily	December 31,
Fund	Rate	Net Assets	2007
Mid Cap Value	0.80%	First $2 Billion	0.80%
	0.72%	Over $2 Billion

The Investment Adviser may voluntarily waive a portion of its management fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund in 2007 is available in the Fund’s semi-annual report dated June 30, 2007.

The Investment Adviser, distributor, and/or their affiliates may, from time to time, pay compensation from their own assets (and not as an additional charge to the Fund) to participating insurance companies for administrative services that such companies provide to their variable annuity and variable life insurance contract owners who are invested in the Fund and for other purposes. In addition, the Investment Adviser, distributor, and/or their affiliates may pay compensation from their own assets (and not as an additional charge to the Fund) to various securities dealers (including affiliates of participating insurance companies) (“Intermediaries”) that distribute variable annuity contracts and/or variable life insurance contracts of such companies in connection with the sale, distribution and/or servicing of such contracts. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Fund and other Goldman Sachs Funds, which may consist of payments relating to funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Fund and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by the Investment

8

SERVICE PROVIDERS

Adviser, Distributor and/or their affiliates may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services by the Fund. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. Please refer to the “Payments to Intermediaries” section of the SAI for more information about these payments.

The payments made by the Investment Adviser, distributor and/or their affiliates may differ for different participating insurance companies and Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative, salesperson or participating insurance company to highlight, feature, offer or recommend the Fund based, at least in part, on the level of compensation paid. You should contact your participating insurance company or Intermediary for more information about the payments they receive and any potential conflicts of interest.

9

     FUND MANAGERS

Value Investment Team

■	14 Portfolio Managers with an average of over 18 years each of financial experience comprise the Investment Adviser’s value investment team

■	The team is organized by industry in order to deliver depth and breadth of research expertise
■	Portfolio decision makers are actively conducting the research, which brings intensity and focus to the Value team process

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Eileen Rominger Managing Director Co-Chief Investment Officer, Value Equity Co-Chief Investment Officer, Global Equity	Portfolio Manager— Mid Cap Value	Since 1999	Ms. Rominger joined the Investment Adviser as a portfolio manager and Chief Investment Officer of the Value team in August 1999. Ms. Rominger became Co-Chief Investment Officer of Global Equity in 2008. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.

Andrew Braun Managing Director Co-Chief Investment Officer, Value Equity	Portfolio Manager— Mid Cap Value	Since 2001	Mr. Braun joined the Investment Adviser as a mutual fund product development analyst in July 1993. From January 1997 to April 2001, he was a research analyst on the Value team and he became a portfolio manager in May 2001.

Sean Gallagher Managing Director Co-Chief Investment Officer, Value Equity	Portfolio Manager— Mid Cap Value	Since 2001	Mr. Gallagher joined the Investment Adviser as a research analyst in May 2000. He became a portfolio manager in December 2001. From October 1993 to May 2000, he was a research analyst at Merrill Lynch Asset Management.

Dolores Bamford, CFA Managing Director	Portfolio Manager— Mid Cap Value	Since 2002	Ms. Bamford joined the Investment Adviser as a portfolio manager for the Value team in April 2002. Prior to that, she was a portfolio manager at Putnam Investments for various products since 1991.

David L. Berdon Vice President	Portfolio Manager— Mid Cap Value	Since 2002	Mr. Berdon joined the Investment Adviser as a research analyst in March 2001 and became a portfolio manager in October 2002. From September 1999 to March 2001, he was a Vice President for Business Development and Strategic Alliances at Soliloquy Inc.

Sean A. Butkus, CFA Vice President	Portfolio Manager— Mid Cap Value	Since 2006	Mr. Butkus joined the Investment Adviser as a research analyst on the Value Team in July 2004 and become portfolio manager in 2006. Previously, he worked on the Business Planning Team of the Investment Management Division at Goldman Sachs. Before joining Goldman Sachs in December 1998, he worked at Arthur Andersen LLP.

Scott Carroll, CFA Vice President	Portfolio Manager— Mid Cap Value	Since 2002	Mr. Carroll joined the Investment Adviser as a portfolio manager for the Value team in May 2002. From 1996 to 2002, he worked at Van Kampen Funds where he had portfolio management and analyst responsibilities for Growth and Income and Equity Income funds.

Lisa Parisi, CFA Managing Director	Portfolio Manager— Mid Cap Value	Since 2001	Ms. Parisi joined the Investment Adviser as a portfolio manager in August 2001. From December 2000 to August 2001, she was a portfolio manager at John A. Levin & Co. From March 1995 to December 2000, she was a portfolio manager and managing director at Valenzuela Capital.

J. Kelly Flynn Vice President	Portfolio Manager— Mid Cap Value	Since 2002	Mr. Flynn joined the Investment Adviser as a portfolio manager for the Value team in 2002. Prior to joining the team, Mr. Flynn spent 3 years at Lazard Asset Management as a Portfolio Manager for Small Cap/Mid Cap Value Products.

Eileen Rominger, Andrew Braun and Sean Gallagher serve as Co-Chief Investment Officers of the Value Investment Team. The other portfolio managers serve as primary research analysts for particular industries. While the entire team debates investment ideas and overall portfolio structure, the final buy/sell decision for particular security resides primarily with the portfolio manager responsible for that particular industry. As Co-Chief Investment Officers of the team, Ms. Rominger, Mr. Braun and Mr. Gallagher are ultimately responsible for the composition of the Fund’s portfolio structure at both the stock and industry level.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.

10

SERVICE PROVIDERS

     DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of the Fund’s shares. Goldman Sachs, 71 S. Wacker Drive, Chicago, Illinois 60606, also serves as the Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

     ACTIVITIES OF GOLDMAN SACHS AND ITS
     AFFILIATES AND OTHER ACCOUNTS MANAGED BY
     GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Fund or limit the Fund’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may adversely impact the Fund. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Fund, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund. For more information about conflicts of interest, see the SAI.

Under a securities lending program approved by the Trust’s Board of Trustees, the Trust may retain an affiliate of the Investment Adviser to serve as a securities lending agent for the Fund to the extent that the Fund engages in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. The Board of Trustees periodically reviews all portfolio securities loan transactions for which the affiliated lending agent has acted as lending agent. In addition, the Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions, as permitted by applicable law.

11

Dividends

Dividends from investment company taxable income and distributions from net realized capital gains (if any) are declared and paid by the Fund at least annually. Over the course of the year, accrued and paid dividends and distributions will equal all or substantially all of the Fund’s investment company taxable income and net realized capital gains. All dividends paid on Service Shares will be automatically reinvested in additional Service Shares of the Fund at the NAV of such shares on the payment date, unless an insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of the Fund’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period in accordance with good accounting practice.

12

Shareholder Guide

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Fund’s Service Shares.

How Can I Purchase Or Sell Service Shares Of The Fund?
Service Shares of the Fund are not sold directly to the public. Instead, Fund shares are sold to separate accounts that fund variable annuity and variable life insurance contracts issued by participating insurance companies. You may purchase or sell (redeem) shares of the Fund through variable annuity contracts and variable life insurance policies offered through the separate accounts. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the participating insurance companies. You should refer to those prospectuses for information on how to purchase a variable annuity contract or variable life insurance policy, how to select a specific Fund as an investment option for your contract or policy and how to redeem monies from the Fund.

The separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectus describing the variable annuity contracts and variable life insurance policies issued by the participating insurance companies) to be effected on that day pursuant to variable annuity contracts and variable life insurance policies.

Shares of the Fund may be purchased by separate accounts of both affiliated and unaffiliated participating insurance companies in order to fund both variable annuity and variable life insurance contracts, and also may be purchased by qualified plans. This may present certain conflicts of interests among variable annuity owners, variable life insurance policy owners and plan investors. The Trust’s Board of Trustees will monitor the Trust for the existence of any material irreconcilable conflict of interest. The Trust currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies arising from the fact that interests of the holders of variable annuity contracts and variable life insurance policies may differ due to differences of tax treatment or other considerations or due to conflicts among the participating insurance companies. If, however, a material unreconcilable conflict arises between the holders of variable annuity contracts and variable life insurance policies of participating insurance companies, a participating insurance company may be required to withdraw the assets allocable to some or all of the separate accounts from the Fund. Any such withdrawal could disrupt orderly portfolio management to the potential detriment of such holders.

Shares of the Fund (and other existing and new funds that might be added to the Trust) may also be offered to:

■	Unregistered separate accounts of various participating insurance companies through which variable annuity contracts and variable life insurance policies are sold in non-public offerings.
■	Unregistered separate accounts of various participating insurance companies through which variable annuity contracts and variable life insurance policies are offered exclusively to qualified pension and profit-sharing plans and/or certain governmental plans.
■	Qualified pension and profit-sharing plans. The Trust does not currently anticipate offering shares directly to such plans.

In addition to Service Shares, the Fund offers another class of shares. This other share class is subject to different fees and expenses (which affect performance) and is entitled to different services than Service Shares. Information regarding this other share class can be obtained from Goldman Sachs by calling the number on the back cover of this Prospectus.

How Are Shares Priced?
Service Shares of the Fund are purchased and sold at the Fund’s next determined NAV for its Service Share Class after the Fund receives the order in proper form. Each Class calculates its NAV as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class) Number of the Outstanding Shares of the Class

The Fund’s investments are valued based on market quotations or if market quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined in good faith under procedures established by the Trustees.

In the event that the Fund invests in foreign equity securities, “fair value” prices are provided by an independent fair value service in accordance with the fair value procedures approved by the Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value price for a particular security or if the price does not meet the established criteria for the Fund, the Fund will price that security at the most recent closing price for that security on its principal exchange.

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices

13

of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could effect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

Please note the following with respect to the price at which your transactions are processed:

■	NAV per share of each share class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.

■	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.

■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into the Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than its regularly scheduled closing time. In the event the New York Stock Exchange does not open for business, the Trust may, but is not required to, open the Fund for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during this situation, please call 1-800-621-2550.

Foreign securities may trade in their local markets on days the Fund is closed. As a result, if the Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

Do I Have To Pay Any Fees When Purchasing Or Selling Service Shares Of The Fund?
The Fund does not charge any fees when it sells or redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. These fees should be described in the participating insurance companies’ prospectuses.

What Else Should I Know About Service Share Purchases And Redemptions?
The Trust reserves the right to:

■	Suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC.
■	Suspend the offering of shares for a period of time.
■	Reject any purchase order.

■	Close the Fund to new investors from time to time and reopen the Fund whenever it is deemed appropriate by the Fund’s Investment Adviser.

Orders received by the Trust are effected on business days. The separate accounts purchase and redeem shares of the Fund at the Fund’s NAV per share calculated as of the day an order is received by the insurance company although such purchases and redemptions may be executed the next morning. Redemption proceeds paid by wire transfer will normally be wired in federal funds on the next business day after the Trust receives actual notice of the redemption order (for a total of one business day delay), but may be paid up to three business days after receipt of actual notice of the order.

The Fund closed to new investors on May 13, 2005 (the “Closing Date”). The only investors permitted to make additional purchases of Service Shares of the Fund and to reinvest

14

SHAREHOLDER GUIDE

Fund-related dividends and capital gains into their accounts are investors who as of May 1, 2006 were invested in the Fund through separate accounts or sub-accounts of participating insurance companies that as of the Closing Date had made investments in the Fund. Since May 1, 2006, no new investors are permitted to invest in the Fund through a separate account or sub-account of a participating insurance company even if such separate account or sub-account had made investments in the Fund as of the Closing Date.

The Fund may resume sales of shares to new investors at some future date. Additionally, the Fund may enter into asset purchase or other reorganization transactions with other investment companies that involve the issuance of shares of the Fund to new accounts, and such new accounts may continue to make additional purchases and reinvest dividends and capital gains into their accounts.

Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.

What Types Of Reports Will I Be Sent Regarding Investments In The Fund?
As a holder of a variable annuity contract or variable life insurance policy, you will receive annual shareholder reports containing audited financial statements and semi-annual shareholder reports from your participating insurance company.

What Are The Fund’s Voting Procedures?
Participating insurance companies, not the owners of the variable annuity contracts or variable life insurance policies or participants therein, are shareholders of the Fund. To the extent required by law:

■	The participating insurance companies will vote Fund shares held in the separate accounts in a manner consistent with timely voting instructions received from the holders of variable annuity contracts and variable life insurance policies.
■	The participating insurance companies will vote Fund shares held in the separate accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares they own, in the same proportion as those shares for which voting instructions are received.

It is anticipated that Fund shares held by unregistered separate accounts or qualified plans generally will be voted for or against any proposition in the same proportion as all other Fund shares are voted unless the unregistered separate account’s participating insurance company or the plan makes other arrangements.

Additional information concerning voting rights of the participants in the separate accounts is more fully set forth in the prospectus relating to those accounts issued by the participating insurance companies.

     RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemption of shares in the Fund and does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the Fund. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of the Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any participating insurance company or other investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to the Fund. In making this judgement, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market-timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Goldman Sachs reviews on a regular, periodic basis available information relating to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, Goldman Sachs detects excessive, short term trading. Goldman Sachs is authorized to reject or restrict a purchase or exchange request and may further seek to close an investor’s account with the Fund. Goldman Sachs may modify its

15

surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares are generally held through omnibus arrangements maintained by participating insurance companies or other intermediaries. Omnibus accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors shares are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Fund on a regular basis. A number of these insurance companies or intermediaries may not have the capability or may not be willing or legally able to apply the Fund’s market-timing policies. While Goldman Sachs may monitor share turnover at the omnibus account level, the Fund’s ability to monitor and detect market-timing by shareholders in these omnibus accounts may be limited in certain circumstances, and certain of these insurance companies or intermediaries may charge the Fund a fee for providing certain Shareholder information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market-timing activities. In addition, those inventors who engage in market-timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Fund and Goldman Sachs will be able to identify all those who trade excessively or employ a market-timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by a participating insurance company or intermediary or by certain of their customers. Insurance companies and intermediaries may also monitor their customers’ trading activities in the Fund. The criteria used by insurance companies or intermediaries to monitor for excessive trading may differ from the criteria used by the Fund. If an insurance company or intermediary fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

     DISTRIBUTION SERVICES AND FEES

What Are The Distribution And Service Fees Paid By Service Shares?
The Trust has adopted a distribution and service plan (the “Plan”) under which Service Shares bear distribution and service fees paid to participating insurance companies and Goldman Sachs. If the fees received by Goldman Sachs pursuant to the Plan exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally receives and pays the distribution and service fees on a quarterly basis.

Under the Plan, Goldman Sachs is entitled to a monthly fee from the Fund for distribution services equal, on an annual basis, to 0.25% of the Fund’s average daily net assets attributed to Service Shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

The distribution fees are subject to the requirements of Rule 12b-1 under the Investment Company Act, and may be used (among other things) for:

■	Compensation paid to and expenses incurred by insurance companies and other financial intermediaries, and Goldman Sachs, and their respective officers, employees and sales representatives;

■	Sales commissions;

■	Allocable overhead;

■	Telephone and travel expenses;

■	Interest and other costs associated with the financing of such compensation and expenses;

■	Printing of prospectuses for prospective shareholders;

■	Preparation and distribution of sales literature or advertising of any type; and
■	All other expenses incurred in connection with activities primarily intended to result in the sale of Service Shares.

In addition, the fees may be used for personal and account maintenance services performed and related expenses incurred in connection with Service Shares. Personal and account maintenance services include services relating to assistance to contract owners regarding their investments in Service Shares and responding to contract owner inquiries.

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Taxation

The Fund is treated as a separate corporate entity for federal tax purposes. The Fund has elected to be treated as a regulated investment company and intends to qualify for such treatment for each taxable year under Subchapter M of Subtitle A, Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”). In addition, the Fund intends to qualify under the Code with respect to the diversification requirements related to variable contracts. Provided that the Fund and a separate account investing in the Fund satisfy applicable tax requirements, the Fund will not be subject to federal tax and any distributions from the Fund to the separate accounts will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or a variable life insurance contract.

Persons investing in variable annuity or variable life insurance contracts should refer to the prospectuses with respect to such contracts for further information regarding the tax treatment of the contracts and the separate accounts in which the contracts are invested.

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Appendix A
Additional Information on Portfolio Risks,
Securities and Techniques

     A.  GENERAL PORTFOLIO RISKS

The Fund will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that the Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Fund may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility.

To the extent it invests in fixed income securities, the Fund will also be subject to the risks associated with fixed income securities. These risks include interest rate risk, credit/default risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that an issuer or guarantor could default on its obligations, and the Fund will not recover its investment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities, such as securities backed by car loans.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Fund and its shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Fund’s historical portfolio turnover rates.

The Fund may invest in non-investment grade fixed income securities (commonly known as “junk bonds”), which are rated below investment grade (or determined to be of equivalent quality, if not rated) at the time of purchase and are therefore considered speculative. Because non-investment grade fixed income securities are issued by issuers with low credit ratings, they pose a greater risk of default than investment grade securities.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.

     B.  OTHER PORTFOLIO RISKS

Risks of Investing in Small Capitalization and Mid-Capitalization Companies.Investments in small and mid-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in these particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate.

18

APPENDIX A

Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small and mid-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Derivative Investments. The Fund may invest in derivative instruments including without limitation, options, futures, options on futures, swaps, structured securities and forward contracts and other derivatives relating to foreign currency transactions. Investments in derivative instruments may be for both hedging and nonhedging purposes (that is, to seek to increase total return, although suitable derivative instruments may not always be available to the Investment Adviser for these purposes). Losses from investments in derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolio risks through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge certain portfolio risks. Investing for nonhedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Foreign Investments. The Fund may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

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Concentration of the Fund’s assets in one or a few countries and currencies will subject the Fund to greater risks than if the Fund’s assets were not geographically concentrated.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other similar instruments representing securities of foreign issuers. ADRs, GDRs and EDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs are traded primarily outside the United States. Prices of ADRs are quoted in U.S. dollars. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Emerging Countries. The Fund may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa. The Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), the Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.

The Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to the Fund from an investment in issuers in such countries.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the

20

APPENDIX A

failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). The Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.

The Fund’s use of foreign currency management techniques in emerging countries may be limited. The Investment Adviser currently anticipates that a significant portion of the Fund’s currency exposure in emerging countries may not be covered by these techniques.

Risks of Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”)

Investing in 144A Securities may decrease the liquidity of the Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Securities purchased by the Fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, markets events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more securities in the Fund’s portfolio become illiquid, the Fund may exceed its 15 percent limitation in illiquid securities. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15 percent of the Fund’s net assets, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

In cases where no clear indication of the value of the Fund’s portfolio securities is available, the portfolio securities will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. For more information on fair valuation, please see “Shareholder Guide—How Are Shares Priced?”

Credit/Default Risks. Debt securities purchased by the Fund may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.

21

Debt securities rated BBB or higher by Standard & Poor’s or Baa or higher by Moody’s or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. A security satisfies the Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies the Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of the security, is in the best interest of the Fund and its shareholders.

The Fund may invest in fixed income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in the Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Temporary Investment Risks. The Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year
■	Cash items

When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

Risks of Large Shareholder Redemptions. Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these participating insurance companies or accounts of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may negatively impact the Fund’s brokerage costs.

     C.  PORTFOLIO SECURITIES AND TECHNIQUES

This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks.

The Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the SAI, which is available upon request.

U.S. Government Securities. The Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

Custodial Receipts and Trust Certificates. The Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities or other types of securities in which the Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust

22

APPENDIX A

certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes, the Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of “credit enhancement.” However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specific fixed or floating interest rate and a final scheduled distribution rate. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations, and under certain interest rate and payment scenarios, the Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

Asset-Backed Securities. The Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to market conditions impacting asset-backed securities more generally.

Bank Obligations. The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Corporate Debt Obligations. The Fund may invest in corporate debt obligations and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and

23

repay principal, and include securities issued by banks and other financial institutions. The Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Convertible Securities. The Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which the Fund invests are subject to the same rating criteria as its other investments in fixed income securities. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Structured Securities. The Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act of 1940, as amended (the “Act”). As a result, the Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.

Structured securities include, but are not limited to, equity linked notes. An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. For example, a note may guarantee the repayment of the original principal amount invested (even if the underlying linked securities have negative performance during the note’s term), but may cap the maximum payment at maturity at a certain percentage of the issuance price or the return of the underlying linked securities. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of the Fund’s investment objective and policies.

Foreign Currency Transactions. The Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. The Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the Fund may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. The Fund may also

24

APPENDIX A

enter into such transactions to seek to increase total return, which is considered a speculative practice.

The Fund may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. The Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate that the foreign currency will appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, the Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price. As an investment company registered with the SEC, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in forward currency contracts.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. The Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. The Fund may also, to the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Fund’s transaction costs. Options written or purchased by the Fund may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

In lieu of entering into “protective put” transactions, the Fund may engage in barrier options transactions as an alternative means to offset or hedge against a decline in the market value of the Fund’s securities. Barrier options are similar to standard options except that they become activated or are extinguished when the underlying asset reaches a predetermined level or barrier. “Down and out” barrier options are canceled or “knocked out” if the underlying asset falls to a predetermined level. “Down and in” barrier options are activated or “knocked in” if the underlying asset falls to a predetermined level. “Up and out” barrier options are extinguished or “knocked out” if the underlying asset rises to a predetermined level. “Up and in” barrier options are activated or “knocked in” if the underlying asset rises to a predetermined level. If the Investment Adviser sets too high or too low a barrier, and the option is either extinguished or “knocked out” or the options are never activated or “knocked in,” the benefits to the Fund using a barrier option strategy may be limited and the costs associated with a barrier option strategy could be detrimental to the Fund’s performance. When writing an option, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the option contract.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and

25

other financial instruments and indices. The Fund may engage in futures transactions on U.S. and foreign exchanges.

The Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent the Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Fund.

Futures contracts and related options present the following risks:

■	While the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.
■	The loss incurred by the Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

The Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in futures contracts and options on futures contracts. In the case of futures contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the futures contracts.

Preferred Stock, Warrants and Rights. The Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. The Fund may invest in securities of other investment companies, including exchange traded funds (ETFs) such as iSharesSM, subject to statutory limitations prescribed by the Act. These limitations include in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs.

The use of ETFs is intended to help the Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same

26

APPENDIX A

primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Fund may invest in other investment companies and money market funds beyond the statutory limits described above. Some of those investment companies and money market funds may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Unseasoned Companies. The Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Equity Swaps. The Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, the Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, the Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, the Fund may be unable to terminate its obligations when desired. When entering into swap contracts, the Fund must “set aside” liquid assets, or engage in other appropiate measures to “cover” its obligation under the swap contract.

When-Issued Securities and Forward Commitments. The Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of its repurchase obligation.

If the other party or “seller” defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated

27

with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

The Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. The Fund may engage in securities lending. Securities lending involves the lending of securities owned by the Fund to financial institutions such as certain broker-dealers, including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by the Fund in short-term investments, including registered or unregistered investment pools managed by the Investment Adviser, its affiliates, or State Street or its affiliates and from which the Investment Adviser, its affiliates, or State Street or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral). Loan collateral (including any investment of that collateral) is not subject to the percentage limitations or nonfundamental investment policies described elsewhere in this Prospectus regarding investments in fixed income instruments and cash equivalents.

The Fund may lend its securities to increase its income. The Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Short Sales Against-the-Box. The Fund may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Borrowings. The Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of their total assets for temporary or emergency purposes. The Fund may not make additional investments if borrowings exceed 5% of its total assets.

REITs. The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

28

Appendix B
Financial Highlights

Mid Cap Value Fund—Service Shares

The financial highlights table is intended to help you understand the Fund’s financial performance for the past fiscal year and fiscal period. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total return reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. If total return reflected all of those fees and expenses, total return would be reduced. The information for the fiscal year ended December 31, 2007 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report (available upon request). The information for the fiscal period ended December 31, 2006 has been audited by the Fund’s former independent registered public accounting firm.

Ratios assuming no
		Income from													expense reductions
		investment operations			Distributions to shareholders								Ratio of				Ratio of
			Net							Net	Ratio of		net		Ratio of		net
	Net asset		realized			From		Net asset		assets	net		investment		total		investment
	value,	Net	and	Total from	From net	net		value,		at end	expenses		income to		expenses		income		Portfolio
	beginning	investment	unrealized	investment	investment	realized	Total	end of	Total	of period	to average		average		to average		to average		turnover
	of period	income(b)	gain	operations	income	gain	distributions	period	return(c)	(in 000s)	net assets		net assets		net assets		net assets		rate

For the Years Ended December 31,
2007	$16.09	$0.12 (f)	$0.40	$0.52	$(0.11)	$(2.47)	$(2.58)	$14.03	3.16%	$225,190	0.97	%(e)	0.75	%(f)	1.12	%(e)	0.60	%(f)	84%
2006(a)	15.96	0.12	1.95	2.07	(0.14)	(1.80)	(1.94)	16.09	12.91	273,903	0.96	(d)	0.72	(d)	1.12	(d)	0.56	(d)	57

(a)	Service Share Class commenced on January 9, 2006.
(b)	Calculated based on the average shares outstanding methodology.

(c)	Assumes investment at the net asset value at the beginning of the year/period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year/period. Total returns for periods less than one full year are not annualized.

(d)	Annualized.

(e)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately 0.02% of average net assets.

(f)	Reflects income recognized from a special dividend which amounted to $0.01 per share and 0.06% of average net assets.

29

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Goldman Sachs Variable Insurance Trust –
Mid Cap Value Fund Prospectus (Service Shares)

     FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Your insurance company will provide you with annual and semi-annual reports if the Fund serves as the investment vehicle for your variable annuity contract or variable life insurance policy.

Statement of Additional Information
Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Fund’s annual and semi-annual reports, and the SAI, are available free upon request by calling Goldman Sachs at 1-800-621-2550. You can also access and download the annual and semi-annual reports and the SAI at the Fund’s website: http://www.goldmansachsfunds.com.

To obtain other information and for shareholder inquiries:

■	By telephone – 1-800-621-2550
■	By mail – Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606-6306
■	On the Internet – SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Trust documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Trust documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090.

The Trust’s investment company registration number is 811-08361.
GSAM® is a registered service mark of Goldman, Sachs & Co.

VITMCPROSVC

Prospectus

Service
Shares

April 30, 2008

GOLDMAN SACHS VARIABLE INSURANCE TRUST

■	Goldman Sachs Growth Opportunities Fund

Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN THE FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as investment adviser to the Growth Opportunities Fund (the “Fund”). GSAM is referred to in this Prospectus as the “Investment Adviser.”

Goldman Sachs Variable Insurance Trust (the “Trust”) offers shares of the Fund to separate accounts of participating insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Service Shares of the Trust are not offered directly to the public. The participating insurance companies, not the owners of the variable annuity contracts or variable life insurance policies or participants therein, are shareholders of the Fund. The Fund pools the monies of these separate accounts and invests these monies in portfolios of securities pursuant to the Fund’s stated investment objective.

The investment objective and policies of the Fund are similar to the investment objectives and policies of other mutual funds that the Investment Adviser manages. Although the objectives and policies may be similar, the investment results of the Fund may be higher or lower than the results of such other mutual funds. The Investment Adviser cannot guarantee, and makes no representation, that the investment results of similar funds will be comparable even though the funds have the same Investment Adviser.

     GROWTH STYLE FUND

GSAM’s Growth Investment Philosophy:

1.	Invest as if buying the company/business, not simply trading its stock:
■	Understand the business, management, products and competition.
■	Perform intensive, hands-on fundamental research.
■	Seek businesses with strategic competitive advantages.
■	Over the long-term, expect each company’s stock price ultimately to track the growth in the value of the business.

2.	Buy high-quality growth businesses that possess strong business franchises, favorable long-term prospects and excellent management.

3.	Purchase superior long-term growth companies at attractive valuations, giving the investor the potential to fully capture returns from above-average growth rates.

The Growth Investment Team approaches investing with the belief that wealth is created through the long-term ownership of a growing business.

References in this Prospectus to the Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how the Fund is managed.

1

Fund Investment Objective and Strategies

Goldman Sachs Growth
Opportunities Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell Midcap® Growth Index

Investment Focus:	U.S. equity investments that offer long-term capital appreciation potential with a primary focus on mid-cap companies

Investment Style:	Growth

     INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments with a primary focus on mid-cap companies. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity investments that are considered by the Investment Adviser to be strategically positioned for long-term growth. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

2

Other Investment Practices and Securities

The tables below identify some of the investment techniques that may (but are not required to) be used by the Fund in seeking to achieve its investment objective. Numbers in the tables show allowable usage only; for actual usage, consult the Fund’s annual/semi-annual reports. For more information about these and other investment practices and securities, see Appendix A. The Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each calendar quarter subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, the Fund publishes on its website month-end top ten holdings subject to a ten calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission (“SEC”). In addition, a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

10 Percent of total assets (including securities lending collateral) (italic type)	Growth
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)	Opportunities
• No specific percentage limitation on usage; limited only by the objective and strategies of the Fund	Fund
Investment Practices
Borrowings	33 1/3
Cross Hedging of Currencies	•
Custodial Receipts and Trust Certificates	•
Equity Swaps*	•
Foreign Currency Transactions**	•
Futures Contracts and Options on Futures Contracts (including index futures)	•
Investment Company Securities (including exchange traded funds)	10
Options on Foreign Currencies[1]	•
Options on Securities and Securities Indices[2]	•
Repurchase Agreements	•
Securities Lending	33 1/3
Short Sales Against the Box	25
Unseasoned Companies	•
Preferred Stock, Warrants and Stock Purchase Rights	•
When-Issued Securities and Forward Commitments	•

10 Percent of Total Assets (excluding securities lending collateral) (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
 •   No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund

Investment Securities
American, European and Global Depositary Receipts	•
Asset-Backed and Mortgage-Backed Securities[3]	•
Bank Obligations[3]	•
Convertible Securities[4]	•
Corporate Debt Obligations[3]	•
Equity Investments	90 +
Emerging Country Securities[5]	10
Fixed Income Securities[6]	•
Foreign Securities[5]	25
Non-Investment Grade Fixed Income Securities[7]	10
Real Estate Investment Trusts (“REITs”)	•
Structured Securities (which may include equity linked notes)*	•
Temporary Investments	100
U.S. Government Securities[3]	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.

**	Limited by the amount the Fund invests in foreign securities.

1.	The Fund may purchase and sell call and put options.

2.	The Fund may sell covered call and put options and purchase call and put options.

3.	Limited by the amount the Fund invests in fixed income securities.

4.	The Fund uses the same rating criteria for convertible and non-convertible debt securities.

5.	The Fund may invest in the aggregate up to 25% of its Total Assets in foreign securities, including up to 10% of its Total Assets in emerging country securities.

6.	Except as noted under “Convertible Securities” and “Non-Investment Grade Fixed Income Securities,” fixed income securities must be investment grade (i.e., rated BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), Baa or higher by Moody’s Investors Services, Inc. (“Moody’s”) or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”)).

7.	May be rated BB or lower by Standard & Poor’s, Ba or lower by Moody’s or have a comparable rating by another NRSRO at the time of investment.

3

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Fund and may result in a loss of your investment. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Non-Investment
		Credit/		Emerging			Interest				Investment	Mid Cap	Grade Fixed
	NAV	Default	Foreign	Countries	Stock	Derivatives	Rate	Management	Market	Liquidity	Style	and Small Cap	Income Securities
Growth Opportunities Fund	•	•	•	•	•	•	•	•	•	•	•	•	•

■	NAV Risk—The risk that the net asset value (“NAV”) of the Fund and the value of your investment will fluctuate.

■	Credit/Default Risk—The risk that an issuer or guarantor of fixed income securities held by the Fund (which may have low credit ratings) or the counterparty in a derivative instrument, or repurchase agreement, may default on its obligation to pay interest and repay principal.

■	Foreign Risk—The risk that when the Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when the Fund invests in issuers located in emerging countries.

■	Emerging Countries Risk—The securities markets of Central and South American, African, Asian, Eastern European and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.
■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

■	Derivatives Risk—The risk that loss may result from the Fund’s investments in options, futures, forwards, swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to the Fund.

■	Interest Rate Risk—The risk that when interest rates increase, fixed income securities held by the Fund will decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.

■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.

■	Market Risk—The risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

■	Liquidity Risk—The risk that the Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. To meet redemption requests, the Fund may be forced to sell liquid securities, at an unfavorable time and conditions.

Since the Fund may invest in non-investment grade fixed income securities, small and mid-capitalization stocks, REITs and emerging country issuers, it may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse

4

PRINCIPAL RISKS OF THE FUND

economic, market or political events, or adverse investor perceptions, whether or not accurate.

■	Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

■	Mid Cap and Small Cap Risk—The securities of small capitalization and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks become.

■	Non-Investment Grade Fixed Income Securities Risk—The Fund may invest in non-investment grade fixed income securities (commonly known as “junk bonds”) that are considered speculative. Non-investment grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

More information about the Fund’s portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

5

Fund Performance

     HOW THE FUND HAS PERFORMED

The bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Service Shares from year to year; and (b) how the average annual total returns of the Fund’s Service Shares compare to those of a broad-based securities market index.

The bar chart (including “Best Quarter” and “Worst Quarter” information) and table assume reinvestment of dividends and distributions. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, the Fund’s performance would have been reduced. In addition, performance reflects Fund level expenses but does not reflect the fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced.

The Fund first began operations as the Allmerica Select Capital Appreciation Fund (“Predecessor AIT Fund”) of the Allmerica Investment Trust. In January 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Trust. Performance of the Predecessor AIT Fund prior to the reorganization is not shown because as part of the reorganization the Predecessor AIT Fund changed its investment adviser to GSAM. In addition, the Fund that the Predecessor AIT Fund reorganized into had an investment objective and/or policies which were not identical to those of the Predecessor AIT Fund.

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q2 ’07 +9.38% Worst Quarter* Q4 ’07 −2.61%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2007	1 Year	Since Inception
Service Shares (Inception 1/9/06)	19.37%	10.69%
Russell Midcap® Growth Index**	11.43%	9.27%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

**	The Russell Midcap® Growth Index is a unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

6

Fund Fees and Expenses
(Service Shares)

This table describes the fees and expenses that you would pay if you buy and hold Service Shares of the Fund.

Growth
Opportunities
Fund
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None
Annual Fund Operating Expenses[1] (expenses that are deducted from Fund assets):
Management Fees[2]	1.00%
Distribution and Service (12b-1) Fees[3]*	0.25%
Other Expenses[4]*	0.12%

Total Fund Operating Expenses*	1.37%

*	The “Distribution and Service Fees,” “Other Expenses” and “Total Fund Operating Expenses” shown in the table above do not reflect voluntary waivers and expense limitations currently in place with respect to the Fund. The Fund’s “Distribution and Service Fees,” “Other Expenses” and “Total Fund Operating Expenses,” after application of current waivers and expense limitations, are as set forth below. These waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser and without shareholder approval. If this occurs, the “Distribution and Service Fees,” “Other Expenses” and “Total Fund Operating Expenses” shown below would be higher.

Growth
Annual Fund Operating Expenses[1]	Opportunities
(expenses that are deducted from Fund assets):	Fund
Management Fees[2]	1.00%
Distribution and Service (12b-1) Fees[3]	0.16%
Other Expenses[4]	0.02%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.18%

1.	The Fund’s annual operating expenses have been restated to reflect a contractual reduction in transfer agent fees from an annual rate of 0.04% to an annual rate of 0.02% of the average daily net assets of the Fund. The “Total Fund Operating Expenses” reflect the expenses that are expected to be incurred for the fiscal year ending December 31, 2008.

2.	The Investment Adviser is entitled to a management fee from the Fund at the annual rate equal to the following percentages of the average daily net assets of the Fund:

Average Daily	Management Fee
Net Assets	Annual Rate
First $2 Billion	1.00%
Over $2 Billion	0.90%

3.	Distribution and service fees for Service Shares after voluntary waivers are not expected to exceed an annual rate of 0.16% of the Fund’s average daily net assets. These waivers may be modified or terminated at any time at the option of Goldman Sachs. Participating insurance companies may charge other fees to their customers who are beneficial owners of Service Shares in connection with their customers’ accounts. Such fees may affect the return customers realize with respect to their investments.

Participating insurance companies may charge other fees to their customers who are beneficial owners of Service Shares in connection with their customers’ accounts. Such fees may affect the return customers realize with respect to their investments.

4.	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.02% of the average daily net assets of the Fund’s Service Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) equal on an annualized basis to 0.004% of the Fund’s average daily net assets. The expense reductions may be modified or terminated at any time at the option of the Investment Adviser without shareholder approval.

Example

The following Example is intended to help you compare the cost of investing in the Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds.

Surrender charges, mortality and expense risk fees and other charges may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies and are not reflected in the Table above and Example below. These fees should be described in the participating insurance companies’ prospectuses. Such fees or charges would reduce the return you may realize with respect to your investments.

The Example assumes that you invest $10,000 in Service Shares of the Fund for the time periods indicated and then redeem all of your Service Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years
Growth Opportunities	$139	$434	$750	$1,646

Certain participating insurance companies that invest in Service Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact such organizations for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain participating insurance companies that invest in Service Shares may receive other compensation in connection with the sale and distribution of Service Shares or for services to their customers’ accounts and/or the Fund. For additional information regarding such compensation, see “Service Providers” in the Prospectus and “Payments to Intermediaries” in the SAI.

7

Service Providers

     INVESTMENT ADVISER

Investment Adviser
Goldman Sachs Asset Management, L.P. (“GSAM”) 32 Old Slip New York, New York 10005

GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of December 31, 2007, GSAM, including its investment advisory affiliates, had assets under management of $763 billion.

The Investment Adviser provides day-to-day advice regarding the Fund’s portfolio transactions. The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Fund:

■	Supervises all non-advisory operations of the Fund

■	Provides personnel to perform necessary executive, administrative and clerical services to the Fund

■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and SAIs and other reports filed with the SEC and other regulatory authorities

■	Maintains the records of the Fund

■	Provides office space and all necessary office equipment and services
     MANAGEMENT FEE

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of the Fund’s average daily net assets):

			Actual Rate
			For the Fiscal
			Year Ended
	Contractual	Average Daily	December 31,
Fund	Rate	Net Assets	2007
Growth Opportunities	1.00%	First $2 Billion	1.00%
	0.90%	Over $2 Billion

The Investment Adviser may voluntarily waive a portion of its management fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund in 2007 is available in the Fund’s semi-annual report dated June 30, 2007.

The Investment Adviser, distributor, and/or their affiliates may, from time to time, pay compensation from their own assets (and not as an additional charge to the Fund) to participating insurance companies for administrative services that such companies provide to their variable annuity and variable life insurance contract owners who are invested in the Fund and for other purposes. In addition, the Investment Adviser, distributor, and/or their affiliates may pay compensation from their own assets (and not as an additional charge to the Fund) to various securities dealers (including affiliates of participating insurance companies) (“Intermediaries”) that distribute variable annuity contracts and/or variable life insurance contracts of such companies in connection with the sale, distribution and/or servicing of such contracts. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Fund and other Goldman Sachs Funds, which may consist of payments relating to funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Fund and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by the Investment

8

SERVICE PROVIDERS

Adviser, distributor and/or their affiliates may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services by the Fund. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. Please refer to the “Payments to Intermediaries” section of the SAI for more information about these payments.

The payments made by the Investment Adviser, Distributor and/or their affiliates may differ for different participating insurance companies and Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative, salesperson or participating insurance company to highlight, feature, offer or recommend the Fund based, at least in part, on the level of compensation paid. You should contact your participating insurance company or Intermediary for more information about the payments they receive and any potential conflicts of interest.

     FUND MANAGERS

Growth Investment Team

■	For 27 years, the team has applied a consistent investment discipline through diverse and complete market cycles

■	As of December 31, 2007, the team had $28.5 billion in equities under management

■	A deep and experienced portfolio management and research team comprised of industry experts that provide in depth research within each sector

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Steven M. Barry Managing Director Chief Investment Officer	Senior Portfolio Manager— Growth Opportunities	Since 2006	Mr. Barry joined the Investment Adviser as a portfolio manager in 1999. From 1988 to 1999, he was a portfolio manager at Alliance Capital Management.

Gregory H. Ekizian, CFA Managing Director Chief Investment Officer	Senior Portfolio Manager— Growth Opportunities	Since 2006	Mr. Ekizian joined the Investment Adviser as a portfolio manager in January 1997 when Goldman Sachs acquired Liberty Investment Management. He was a senior portfolio manager at Liberty prior to the acquisition. He joined Liberty’s predecessor firm Eagle Asset Management in 1990.

David G. Shell, CFA Managing Director Chief Investment Officer	Senior Portfolio Manager— Growth Opportunities	Since 2006	Mr. Shell joined the Investment Adviser as a portfolio manager in January 1997 when Goldman Sachs acquired Liberty Investment Management. He was a senior portfolio manager at Liberty prior to the acquisition. He joined Liberty’s predecessor firm Eagle Asset Management in 1987.

Steve Barry, Dave Shell and Greg Ekizian are Chief Investment Officers (“CIOs”) of the Growth Investment Team. All 18 members of the team discuss their research analysis and recommendations with the whole team at investment strategy meetings. The entire team discusses and debates whether the business being presented meets the Growth team’s definition of a high-quality growth business and the attractiveness of the current valuation. The team reaches a consensus on whether a business is worthy of a position in the portfolio. The CIOs are accountable for all portfolio construction decisions and determine the appropriate weight for each investment.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.

9

     DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of the Fund’s shares. Goldman Sachs, 71 S. Wacker Drive, Chicago, Illinois 60606, also serves as the Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

     ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES
 AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Fund or limit the Fund’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may adversely impact the Fund. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Fund, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend the Fund or who engage in transactions with or for the Fund. For more information about conflicts of interest, see the SAI.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund may retain an affiliate of the Investment Adviser to serve as a securities lending agent for the Fund to the extent that the Fund engages in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. The Board of Trustees periodically reviews all portfolio securities loan transactions for which the affiliated lending agent has acted as lending agent. In addition, the Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions, as permitted by applicable law.

10

Dividends

Dividends from investment company taxable income and distributions from net realized capital gains (if any) are declared and paid by the Fund at least annually. Over the course of the year, accrued and paid dividends and distributions will equal all or substantially all of the Fund’s investment company taxable income and net realized capital gains. All dividends paid on Service Shares will be automatically reinvested in additional Service Shares of the Fund at the NAV of such shares on the payment date, unless an insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of the Fund’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period in accordance with good accounting practice.

11

Shareholder Guide

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Fund’s Service Shares.

How Can I Purchase Or Sell Service Shares Of The Fund?
Service Shares of the Fund are not sold directly to the public. Instead, Fund shares are sold to separate accounts that fund variable annuity and variable life insurance contracts issued by participating insurance companies. You may purchase or sell (redeem) shares of the Fund through variable annuity contracts and variable life insurance policies offered through the separate accounts. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the participating insurance companies. You should refer to those prospectuses for information on how to purchase a variable annuity contract or variable life insurance policy, how to select a specific Fund as an investment option for your contract or policy and how to redeem monies from the Fund.

The separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectus describing the variable annuity contracts and variable life insurance policies issued by the participating insurance companies) to be effected on that day pursuant to variable annuity contracts and variable life insurance policies.

Shares of the Fund may be purchased by separate accounts of both affiliated and unaffiliated participating insurance companies in order to fund both variable annuity and variable life insurance contracts, and also may be purchased by qualified plans. This may present certain conflicts of interests among variable annuity owners, variable life insurance policy owners and plan investors. The Trust’s Board of Trustees will monitor the Trust for the existence of any material irreconcilable conflict of interest. The Trust currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies arising from the fact that interests of the holders of variable annuity contracts and variable life insurance policies may differ due to differences of tax treatment or other considerations or due to conflicts among the participating insurance companies. If, however, a material unreconcilable conflict arises between the holders of variable annuity contracts and variable life insurance policies of participating insurance companies, a participating insurance company may be required to withdraw the assets allocable to some or all of the separate accounts from the Fund. Any such withdrawal could disrupt orderly portfolio management to the potential detriment of such holders.

Shares of the Fund (and other existing and new funds that might be added to the Trust) may also be offered to:

■	Unregistered separate accounts of various participating insurance companies through which variable annuity contracts and variable life insurance policies are sold in non-public offerings.
■	Unregistered separate accounts of various participating insurance companies through which variable annuity contracts and variable life insurance policies are offered exclusively to qualified pension and profit-sharing plans and/or certain governmental plans.
■	Qualified pension and profit-sharing plans. The Trust does not currently anticipate offering shares directly to such plans.

How Are Shares Priced?
Service Shares of the Fund are purchased and sold at the Fund’s next determined NAV for its Service Share Class after the Fund receives the order in proper form. Each Class calculates its NAV as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class) Number of the Outstanding Shares of the Class

The Fund’s investments are valued based on market quotations or if market quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined in good faith under procedures established by the Trustees.

In the event that the Fund invests in foreign equity securities, “fair value” prices are provided by an independent fair value service in accordance with the fair value procedures approved by the Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value price for a particular security or if the price does not meet the established criteria for the Fund, the Fund will price that security at the most recent closing price for that security on its principal exchange.

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could effect a large number of securities in a

12

SHAREHOLDER GUIDE

particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

Please note the following with respect to the price at which your transactions are processed:

■	NAV per share of each share class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.

■	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.

■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into the Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than its regularly scheduled closing time. In the event the New York Stock Exchange does not open for business, the Trust may, but is not required to, open the Fund for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during this situation, please call 1-800-621-2550.

Foreign securities may trade in their local markets on days the Fund is closed. As a result, if the Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

Do I Have To Pay Any Fees When Purchasing Or Selling Service Shares Of The Fund?
The Fund does not charge any fees when it sells or redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. These fees should be described in the participating insurance companies’ prospectuses.

What Else Should I Know About Service Share Purchases And Redemptions?
The Trust reserves the right to:

■	Suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC.
■	Suspend the offering of shares for a period of time.
■	Reject any purchase order.

■	Close the Fund to new investors from time to time and reopen the Fund whenever it is deemed appropriate by the Fund’s Investment Adviser.

Orders received by the Trust are effected on business days. The separate accounts purchase and redeem shares of the Fund at the Fund’s NAV per share calculated as of the day an order is received by the insurance company although such purchases and redemptions may be executed the next morning. Redemption proceeds paid by wire transfer will normally be wired in federal funds on the next business day after the Trust receives actual notice of the redemption order (for a total of one business day delay), but may be paid up to three business days after receipt of actual notice of the order.

Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.

13

What Types Of Reports Will I Be Sent Regarding Investments In The Fund?
As a holder of a variable annuity contract or variable life insurance policy, you will receive annual shareholder reports containing audited financial statements and semi-annual shareholder reports from your participating insurance company.

What Are The Fund’s Voting Procedures?
Participating insurance companies, not the owners of the variable annuity contracts or variable life insurance policies or participants therein, are shareholders of the Fund. To the extent required by law:

■	The participating insurance companies will vote Fund shares held in the separate accounts in a manner consistent with timely voting instructions received from the holders of variable annuity contracts and variable life insurance policies.
■	The participating insurance companies will vote Fund shares held in the separate accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares they own, in the same proportion as those shares for which voting instructions are received.

It is anticipated that Fund shares held by unregistered separate accounts or qualified plans generally will be voted for or against any proposition in the same proportion as all other Fund shares are voted unless the unregistered separate account’s participating insurance company or the plan makes other arrangements.

Additional information concerning voting rights of the participants in the separate accounts is more fully set forth in the prospectus relating to those accounts issued by the participating insurance companies.

     RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemption of shares in the Fund and does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the Fund. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of the Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any participating insurance company or other investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to the Fund. In making this judgement, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market-timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Goldman Sachs reviews on a regular, periodic basis available information relating to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, Goldman Sachs detects excessive, short term trading. Goldman Sachs is authorized to reject or restrict a purchase or exchange request and may further seek to close an investor’s account with the Fund. Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares are generally held through omnibus arrangements maintained by participating insurance companies or other intermediaries. Omnibus accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors shares are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Fund on a regular basis. A number of these insurance companies or intermediaries may not have the capability or may not be willing or legally able to apply the Fund’s market-timing policies. While Goldman Sachs may monitor share turnover at the omnibus account level, the Fund’s ability to monitor and detect market-timing by shareholders in these omnibus accounts may be limited in certain circumstances, and certain of these insurance

14

SHAREHOLDER GUIDE

companies or intermediaries may charge the Fund a fee for providing certain Shareholder information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market-timing activities. In addition, those inventors who engage in market-timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Fund and Goldman Sachs will be able to identify all those who trade excessively or employ a market-timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by a participating insurance company or intermediary or by certain of their customers. Insurance companies and intermediaries may also monitor their customers’ trading activities in the Fund. The criteria used by insurance companies or intermediaries to monitor for excessive trading may differ from the criteria used by the Fund. If an insurance company or intermediary fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

     DISTRIBUTION SERVICES AND FEES

What Are The Distribution And Service Fees Paid By Service Shares?
The Trust has adopted a distribution and service plan (the “Plan”) under which Service Shares bear distribution and service fees paid to participating insurance companies and Goldman Sachs. If the fees received by Goldman Sachs pursuant to the Plan exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally receives and pays the distribution and service fees on a quarterly basis.

Under the Plan, Goldman Sachs is entitled to a monthly fee from the Fund for distribution services equal, on an annual basis, to 0.25% of the Fund’s average daily net assets attributed to Service Shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

The distribution fees are subject to the requirements of Rule 12b-1 under the Investment Company Act, and may be used (among other things) for:

■	Compensation paid to and expenses incurred by insurance companies and other financial intermediaries, and Goldman Sachs, and their respective officers, employees and sales representatives;

■	Sales commissions;

■	Allocable overhead;

■	Telephone and travel expenses;

■	Interest and other costs associated with the financing of such compensation and expenses;

■	Printing of prospectuses for prospective shareholders;

■	Preparation and distribution of sales literature or advertising of any type; and
■	All other expenses incurred in connection with activities primarily intended to result in the sale of Service Shares.

In addition, the fees may be used for personal and account maintenance services performed and related expenses incurred in connection with Service Shares. Personal and account maintenance services include services relating to assistance to contract owners regarding their investments in Service Shares and responding to contract owner inquiries.

15

Taxation

The Fund is treated as a separate corporate entity for federal tax purposes. The Fund has elected to be treated as a regulated investment company and intends to qualify for such treatment for each taxable year under Subchapter M of Subtitle A, Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”). In addition, the Fund intends to qualify under the Code with respect to the diversification requirements related to variable contracts. Provided that the Fund and a separate account investing in the Fund satisfy applicable tax requirements, the Fund will not be subject to federal tax and any distributions from the Fund to the separate accounts will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or a variable life insurance contract.

Persons investing in variable annuity or variable life insurance contracts should refer to the prospectuses with respect to such contracts for further information regarding the tax treatment of the contracts and the separate accounts in which the contracts are invested.

16

Appendix A
Additional Information on Portfolio Risks,
Securities and Techniques

     A.  GENERAL PORTFOLIO RISKS

The Fund will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that the Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Fund may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility.

To the extent it invests in fixed income securities, the Fund will also be subject to the risks associated with fixed income securities. These risks include interest rate risk, credit/default risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that an issuer or guarantor could default on its obligations, and the Fund will not recover its investment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities, such as securities backed by car loans.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Fund and its shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Fund’s historical portfolio turnover rates.

The Fund may invest in non-investment grade fixed income securities (commonly known as “junk bonds”), which are rated below investment grade (or determined to be of equivalent quality, if not rated) at the time of purchase and are therefore considered speculative. Because non-investment grade fixed income securities are issued by issuers with low credit ratings, they pose a greater risk of default than investment grade securities.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.

     B.  OTHER PORTFOLIO RISKS

Risks of Investing in Small Capitalization and Mid-Capitalization Companies.Investments in small and mid-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in these particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, the Fund

17

may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small and mid-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Derivative Investments. The Fund may invest in derivative instruments including without limitation, options, futures, options on futures, swaps, structured securities and forward contracts and other derivatives relating to foreign currency transactions. Investments in derivative instruments may be for both hedging and nonhedging purposes (that is, to seek to increase total return, although suitable derivative instruments may not always be available to the Investment Adviser for these purposes). Losses from investments in derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolio risks through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge certain portfolio risks. Investing for nonhedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Foreign Investments. The Fund may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

18

APPENDIX A

Concentration of the Fund’s assets in one or a few countries and currencies will subject the Fund to greater risks than if the Fund’s assets were not geographically concentrated.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs, GDRs and EDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded either in the United States or foreign markets. EDRs are traded primarily outside the United States. Prices of ADRs are quoted in U.S. dollars. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Emerging Countries. The Fund may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa. The Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), the Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.

The Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to the Fund from an investment in issuers in such countries.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the

19

failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). The Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.

The Fund’s use of foreign currency management techniques in emerging countries may be limited. The Investment Adviser currently anticipates that a significant portion of the Fund’s currency exposure in emerging countries may not be covered by these techniques.

Risks of Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of the Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Securities purchased by the Fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, markets events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more securities in the Fund’s portfolio become illiquid, the Fund may exceed its 15 percent limitation in illiquid securities. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15 percent of the Fund’s net assets, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

In cases where no clear indication of the value of the Fund’s portfolio securities is available, the portfolio securities will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. For more information on fair valuation, please see “Shareholder Guide—How Are Shares Priced?”

Credit/Default Risks. Debt securities purchased by the Fund may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.

20

APPENDIX A

Debt securities rated BBB or higher by Standard & Poor’s or Baa or higher by Moody’s or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. A security satisfies the Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies the Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of the security, is in the best interest of the Fund and its shareholders.

The Fund may invest in fixed income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in the Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Temporary Investment Risks. The Fund may, for temporary defensive purposes, invest its assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

Risks of Large Shareholder Redemptions.  Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these participating insurance companies or accounts of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may negatively impact the Fund’s brokerage costs.

     C.  PORTFOLIO SECURITIES AND TECHNIQUES

This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks.

The Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the SAI, which is available upon request.

U.S. Government Securities. The Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. U.S. Government securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

Custodial Receipts and Trust Certificates. The Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities or other types of securities in which the Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S.

21

government or other issuer of the securities held by the custodian or trustee. If for tax purposes, the Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of “credit enhancement.” However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution rate. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations, and under certain interest rate and payment scenarios, the Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

Asset-Backed Securities. The Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to market conditions impacting asset-backed securities more generally.

Bank Obligations. The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Corporate Debt Obligations. The Fund may invest in corporate debt obligations and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and

22

APPENDIX A

repay principal, and include securities issued by banks and other financial institutions. The Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Convertible Securities. The Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which the Fund invests are subject to the same rating criteria as its other investments in fixed income securities. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Structured Securities. The Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act of 1940, as amended (the “Act”). As a result, the Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.

Structured securities include, but are not limited to, equity linked notes. An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. For example, a note may guarantee the repayment of the original principal amount invested (even if the underlying linked securities have negative performance during the note’s term), but may cap the maximum payment at maturity at a certain percentage of the issuance price or the return of the underlying linked securities. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of the Fund’s investment objective and policies.

Foreign Currency Transactions. The Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. The Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the Fund may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures

23

of the Fund’s performance benchmark. The Fund may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

The Fund may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. The Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate that the foreign currency will appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, the Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Because these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price. As an investment company registered with the SEC, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in forward currency contracts.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. The Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. The Fund may also, to the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Fund’s transaction costs. Options written or purchased by the Fund may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

In lieu of entering into “protective put” transactions, the Fund may engage in barrier options transactions as an alternative means to offset or hedge against a decline in the market value of the Fund’s securities. Barrier options are similar to standard options except that they become activated or are extinguished when the underlying asset reaches a predetermined level or barrier. “Down and out” barrier options are canceled or “knocked out” if the underlying asset falls to a predetermined level. “Down and in” barrier options are activated or “knocked in” if the underlying asset falls to a predetermined level. “Up and out” barrier options are extinguished or “knocked out” if the underlying asset rises to a predetermined level. “Up and in” barrier options are activated or “knocked in” if the underlying asset rises to a predetermined level. If the Investment Adviser sets too high or too low a barrier, and the option is either extinguished or “knocked out” or the options are never activated or “knocked in,” the benefits to the Fund using a barrier option strategy may be limited and the costs associated with a barrier option strategy could be detrimental to the Fund’s performance. When writing an option, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the option contract.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and

24

APPENDIX A

other financial instruments and indices. The Fund may engage in futures transactions on U.S. and foreign exchanges.

The Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or to the extent the Fund invests in foreign securities, currency exchange rates or to otherwise manage its term structure, sector selection and duration in accordance with its investment objectives and policies. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Fund.

Futures contracts and related options present the following risks:

■	While the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.
■	The loss incurred by the Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

The Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in futures contracts and options on futures contracts. In the case of futures contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the futures contracts.

Preferred Stock, Warrants and Rights. The Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. The Fund may invest in securities of other investment companies, including exchange traded funds (ETFs) such as iSharesSM, subject to statutory limitations prescribed by the Act. These limitations include in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs.

The use of ETFs is intended to help the Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or

25

index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Fund may invest in other investment companies and money market funds beyond the statutory limits described above. Some of those investment companies and money market funds may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Unseasoned Companies. The Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Equity Swaps. The Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, the Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, the Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, the Fund may be unable to terminate its obligations when desired. When entering into swap contracts, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the swap contract.

When-Issued Securities and Forward Commitments. The Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of its repurchase obligation.

If the other party or “seller” defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated

26

APPENDIX A

with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

The Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. The Fund may engage in securities lending. Securities lending involves the lending of securities owned by the Fund to financial institutions such as certain broker-dealers, including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by the Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, its affiliates or State Street or its affiliates and from which the Investment Adviser, its affiliates or State Street or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral). Loan collateral (including any investment of that collateral) is not subject to the percentage limitations or nonfundamental investment policies described elsewhere in this Prospectus regarding investments in fixed-income instruments and cash equivalents.

The Fund may lend its securities to increase its income. The Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Short Sales Against-the-Box. The Fund may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Borrowings. The Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of their total assets for temporary or emergency purposes. The Fund may not make additional investments if borrowings exceed 5% of its total assets.

REITs. The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

27

Appendix B
Financial Highlights

Growth Opportunities Fund—Service Shares

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total return reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. If total return reflected all of those fees and expenses, total return would be reduced. The information for the fiscal year ended December 31, 2007 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report (available upon request). The information for the fiscal year ended December 31, 2006 has been audited by the Fund’s former independent registered public accounting firm.

The financial highlights information for the Fund for the fiscal years ending December 31, 2005, 2004 and 2003 is based on the financial history of the predecessor Allmerica Select Capital Appreciation Fund (the “Predecessor AIT Fund”). On January 9, 2006, the Predecessor AIT Fund reorganized into the Fund. However, the Predecessor AIT Fund is considered the accounting survivor of the reorganization. As a result, the Predecessor AIT Fund’s financial highlight information has been included in this Prospectus. The information for the fiscal years ended December 31, 2005, 2004 and 2003 has been audited by the Predecessor AIT Fund’s former independent registered public accounting firm.

														Ratios
														assuming
		Income (loss) from												no expense
		investment operations				Distributions						Ratio of		reductions
				Net		to			Net	Ratio of		net		Ratio of
	Net asset			realized		shareholders	Net asset		assets	net		investment		total
	value,	Net		and	Total from	from net	value,		at end	expenses		loss		expenses		Portfolio
	beginning	investment		unrealized	investment	realized	end of	Total	of year	to average		to average		to average		turnover
	of year	loss		gain (loss)	operations	gains	year	return(b)	(in 000s)	net assets		net assets		net assets		rate

For the Years Ended December 31,(c)
2007	$6.07	$(0.03	)(a)	$1.22	$1.19	$(1.06)	$6.20	19.37%	$200,146	1.14	%(h)	(0.48	)%(d)(h)	1.38	%(h)	73%
2006(c)	9.69	(0.06	)(a)	0.68	0.62	(4.24)	6.07	5.74	215,251	1.15		(0.60	)(d)	1.37		82
2005(c)	10.90	(0.05	)(e)(g)	1.54	1.49	(2.70)	9.69	14.68	273,823	1.15		(0.50)		1.15		27
2004(c)(f)	10.13	(0.07	)(g)	1.78	1.71	(0.94)	10.90	18.62	299,355	1.14		(0.70)		1.15		38
2003(c)(f)	7.25	(0.07	)(g)	2.95	2.88	—	10.13	39.72	296,204	1.11		(0.70)		1.13		46

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. The Goldman Sachs Growth Opportunities Fund first began operations as the Allmerica Select Capital Appreciation Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance prior to January 9, 2006 is that of the Predecessor AIT Fund. The Predecessor AIT Fund was considered the accounting survivor of the reorganization and as such, the historical total return information of the Predecessor AIT Fund is provided.
(c)	The Predecessor AIT Fund was the accounting survivor of the reorganization and as such, the prior years financial highlights reflect the financial information of the Predecessor AIT Fund through January 8, 2006. In connection with such acquisition, the Goldman Sachs Growth Opportunities Fund issued Service Class Shares to the former shareholders of the Predecessor AIT Fund at $10.00 per share. Historical per-share amounts prior to the Fund reorganization have been adjusted to reflect the conversion ratio utilized for the reorganization.

(d)	Ratio of net investment loss assuming no expense reductions is (0.82)% for the year ended December 31, 2006 and (0.73)%(h) for the year ended December 31, 2007.

(e)	Investment income per share reflects a special dividend of $0.005 for the Predecessor AIT Fund.
(f)	Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change.

(g)	Calculated based on the SEC methodology.

(h)	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately 0.02% of average net assets.

28

Goldman Sachs Variable Insurance Trust —
Growth Opportunities Fund Prospectus (Service Shares)

     FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Your insurance company will provide you with annual and semi-annual reports if the Fund serves as the investment vehicle for your variable annuity contract or variable life insurance policy.

Statement of Additional Information
Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Fund’s annual and semi-annual reports, and the SAI, are available free upon request by calling Goldman Sachs at 1-800-621-2550. You can also access and download the annual and semi-annual reports and the SAI at the Fund’s website: http://www.goldmansachsfunds.com.

To obtain other information and for shareholder inquiries:

■	By telephone – 1-800-621-2550
■	By mail – Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606-6306
■	On the Internet – SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Trust documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Trust documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090.

The Trust’s investment company registration number is 811-08361.
GSAM® is a registered service mark of Goldman, Sachs & Co.

VITGRWOPSVC

Prospectus

Service
Shares

April 30, 2008

GOLDMAN SACHS VARIABLE INSURANCE TRUST

■	Goldman Sachs Equity Index Fund

Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN THE FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as investment adviser to the Equity Index Fund (the “Fund”). GSAM is referred to in this Prospectus as the “Investment Adviser.” SSgA Funds Management, Inc. serves as the sub-investment adviser to the Fund (the “Sub-Adviser”).

Goldman Sachs Variable Insurance Trust (the “Trust”) offers shares of the Fund to separate accounts of participating insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Service Shares of the Trust are not offered directly to the public. The participating insurance companies, not the owners of the variable annuity contracts or variable life insurance policies or participants therein, are shareholders of the Fund. The Fund pools the monies of these separate accounts and invests these monies in portfolios of securities pursuant to the Fund’s stated investment objectives.

1

Fund Investment Objective and Strategies

Goldman Sachs
Equity Index Fund

FUND FACTS

Objective:	The Fund seeks to achieve investment results that correspond to the aggregate price and yield performance of a benchmark index that measures the investment returns of large capitalization stocks.

Benchmark:	S&P 500® Index

Investment Focus:	Large-cap U.S. equity investments

Investment Style:	Passive

     INVESTMENT OBJECTIVE

The Fund seeks to achieve investment results that correspond to the aggregate price and yield performance of a benchmark index that measures the investment returns of large capitalization stocks.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund tries to achieve its objective by attempting to replicate the aggregate price and yield performance of a benchmark index that measures the investment returns of large capitalization stocks. The Fund’s benchmark is the S&P 500® Index. Because of its policy of tracking the S&P 500® Index, the Fund does not follow traditional methods of active investment management, which involve buying and selling securities based upon analysis of economic and market factors. The method used to select investments for the Fund involves investing in common stocks in approximately the order of their weightings in the S&P 500® Index. Under normal circumstances, the Fund will hold equity securities of approximately 500 different companies included in the S&P 500® Index and will invest at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in equity type securities.* The Fund will incur expenses that are not reflected in the performance results of the S&P 500® Index. Therefore, the return of the Fund may be lower than the return of the S&P 500® Index. These factors, among others, may result in “tracking error,”

*	To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

which is a measure of the degree to which the Fund’s results differ from the results of the S&P 500® Index.

Other. The Fund’s passive equity process objective is to remain fully invested in the equity market at all times. To accomplish this, the Fund may hold a small amount of unleveraged exchange-traded index futures contracts to maintain full exposure. For instance, the Fund may hold approximately 1%-3% of the Fund’s value in suitable CFTC approved index futures contracts. This position in futures also allows the Fund to accommodate cash flows into and out of the Fund on a daily basis and equitize dividend receivables to achieve closer tracking. Derivatives are used as needed, but are not used for leverage purposes. The Fund reserves the right to use, subject to the approval of the Board of Trustees, the services of one or more other sub-investment advisers to implement the investment objective, strategies and policies of the Fund, without shareholder approval of those sub-investment advisers’ contracts if hereafter permitted by the SEC, by rule, order or otherwise.

S&P does not endorse any stock in the S&P 500® Index. It is not a sponsor of the Equity Index Fund and is not affiliated with the Fund in any way.

2

Other Investment Practices and Securities

The tables below identify some of the investment techniques that may (but are not required to) be used by the Fund in seeking to achieve its investment objective. Numbers in the tables show allowable usage only; for actual usage, consult the Fund’s annual/semi-annual reports. For more information about these and other investment practices and securities, see Appendix A. The Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each calendar quarter subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, the Fund publishes on its website month-end top ten holdings subject to a ten calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

10 Percent of total assets (including securities lending collateral) (italic type)	Equity
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)	Index
• No specific percentage limitation on usage; limited only by the objective and strategies of the Fund	Fund
Investment Practices
Borrowings	33 1/3
Cross Hedging of Currencies	•
Custodial Receipts and Trust Certificates	•
Equity Swaps*	•
Foreign Currency Transactions**	•
Futures Contracts and Options on Futures Contracts	•
Investment Company Securities (including exchange traded funds)	10
Options on Foreign Currencies[1]**	•
Options on Securities and Securities Indices[2]	•
Repurchase Agreements	•
Securities Lending	33 1/3
Unseasoned Companies	•
Preferred Stock, Warrants and Stock Purchase Rights	•
When-Issued Securities and Forward Commitments	•

10 Percent of total assets (italic type)
10 Percent of net assets (including borrowings for investment purposes) (roman type)
 •   No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund

Investment Securities
American and Global Depositary Receipts[3]	•
Bank Obligations[4]	•
Convertible Securities[5]	•
Corporate Debt Obligations[4]	•
Equity Investments	80	+
Fixed Income Securities[6]	20
Foreign Securities[7]	15
Real Estate Investment Trusts (“REITs”)	•
Structured Securities*	•
Temporary Investments	35
U.S. Government Securities[4]	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.

**	Limited by the amount the Fund invests in foreign securities.

1.	The Fund may purchase and sell call and put options.

2.	The Fund may sell covered call and put options and purchase call and put options.

3.	The Fund may not invest in European Depositary Receipts.

4.	Limited by the amount the Fund invests in fixed income securities and limited to cash equivalents only.

5.	The Fund has no minimum rating criteria for convertible debt securities.

6.	Except as noted under “Convertible Securities” fixed income securities must be investment grade (i.e., rated BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), Baa or higher by Moody’s Investors Services, Inc. (“Moody’s”) or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”)).

7.	The Fund may invest up to 15% of its Total Assets in foreign securities (not including its investments in American Depositary Receipts).

3

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Fund and may result in a loss of your investment. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Investment
Fund	NAV	Stock	Derivatives	Management	Market	Liquidity	Style	Tracking

Equity Index	•	•	•	•	•	•	•	•

■	NAV Risk—The risk that the net asset value (“NAV”) of the Fund and the value of your investment will fluctuate.

■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

■	Derivatives Risk—The risk that loss may result from the Fund’s investments in options, futures, forwards, swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to the Fund.

■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.

■	Market Risk—The risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

■	Liquidity Risk—The risk that the Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. To meet redemption requests, the Fund may be forced to sell liquid securities, at an unfavorable time and conditions.

Since the Fund may invest in REITs, it may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

■	Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

■	Tracking Risk—The risk that the Fund’s performance may vary substantially from the performance of the benchmark index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.

More information about the Fund’s portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

4

Fund Performance

     HOW THE FUND HAS PERFORMED

The bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Service Shares from year to year; and (b) how the average annual total returns of the Fund’s Service Shares compare to those of a broad-based securities market index.

The bar chart (including “Best Quarter” and “Worst Quarter” information) and table assume reinvestment of dividends and distributions. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, the Fund’s performance would have been reduced. In addition, performance reflects Fund level expenses but does not reflect the fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced.

The Fund first began operations as the Allmerica Equity Index Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. In January 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Trust. Performance of the Predecessor AIT Fund prior to the reorganization is not shown because as part of the reorganization the Predecessor AIT Fund changed its investment adviser to GSAM. In addition, the Fund that the Predecessor AIT Fund reorganized into had an investment objective and/or policies which were not identical to those of the Predecessor AIT Fund.

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q2 ’07 +6.21% Worst Quarter* Q4 ’07 −3.43%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2007	1 Year	Since Inception
Service Shares (Inception 1/9/06)	5.32%	8.78%
S&P 500® Index**	5.49%	8.99%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

**	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

5

Fund Fees and Expenses
(Service Shares)

This table describes the fees and expenses that you would pay if you buy and hold Service Shares of the Fund.

Equity
Index
Fund
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None
Annual Fund Operating Expenses[1] (expenses that are deducted from Fund assets):
Management Fees[2]*	0.30%
Distribution and Service (12b-1) Fees[3]	0.25%
Other Expenses[4]*	0.11%

Total Fund Operating Expenses*	0.66%

*	The “Management Fees,” “Other Expenses” and “Total Fund Operating Expenses” shown in the table above do not reflect voluntary management fee waivers and expense limitation agreements. The Fund’s “Management Fees,” “Other Expenses,” and “Total Fund Operating Expenses,” after applications of current management fee waivers and expense limitations, are as set forth below. These waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser and without shareholder approval. If this occurs, “Management Fees,” “Other Expenses” and “Total Fund Operating Expenses” shown below would be higher.

Equity
Annual Fund Operating Expenses[1]	Index
(expenses that are deducted from Fund assets):	Fund
Management Fees[2]	0.22%
Distribution and Service (12b-1) Fees[3]	0.25%
Other Expenses[4]	0.08%

Total Fund Operating Expenses (after current waivers and expense limitations)	0.55%

1.	The Fund’s annual operating expenses have been restated to reflect a contractual reduction in transfer agent fees from an annual rate of 0.04% to an annual rate of 0.02% of the average daily net assets of the Fund’s Service Shares. The “Total Fund Operating Expenses” reflect the expenses that are expected to be incurred for the fiscal year ending December 31, 2008.

2.	The Management Agreement for the Fund provides for a Management fee at an annual rate equal to 0.30% of the Fund’s average daily net assets. If the Fund’s average daily net assets are between $300 million and $400 million, 0.05% of the Management fee will be waived on a voluntary basis. If the Fund’s average daily net assets exceed $400 million, 0.10% of the Management fee will be waived on a voluntary basis. These waivers may be modified or terminated at any time without shareholder approval.

3.	Participating insurance companies may charge other fees to their customers who are beneficial owners of Service Shares in connection with their customers’ accounts. Such fees may affect the return customers realize with respect to their investments.

4.	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.02% of the average daily net assets of the Fund’s Service Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) equal on an annualized basis to 0.064% of the Fund’s average daily net assets. The expense reductions may be modified or terminated at any time at the option of the Investment Adviser without shareholder approval.

Example

The following Example is intended to help you compare the cost of investing in the Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds.

Surrender charges, mortality and expense risk fees and other charges may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies and are not reflected in the Table above and Example below. These fees should be described in the participating insurance companies’ prospectuses. Such fees or charges would reduce the return you may realize with respect to your investments.

The Example assumes that you invest $10,000 in Service Shares of the Fund for the time periods indicated and then redeem all of your Service Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years
Equity Index	$67	$211	$368	$822

Certain participating insurance companies that invest in Service Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact such organizations for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain participating insurance companies that invest in Service Shares may receive other compensation in connection with the sale and distribution of Service Shares or for services to their customers’ accounts and/or the Fund. For additional information regarding such compensation, see “Service Providers” in the Prospectus and “Payments to Intermediaries” in the SAI.

6

Service Providers

     INVESTMENT ADVISER

Investment Adviser
Goldman Sachs Asset Management, L.P. (“GSAM”) 32 Old Slip New York, New York 10005

GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of December 31, 2007, GSAM, including its investment advisory affiliates, had management of $763 billion.

The Investment Adviser may perform the foregoing services directly or through a sub-adviser. In addition, if hereafter permitted by the SEC by rule, order or otherwise, the sub-adviser may be replaced and additional sub-advisers may be retained without shareholder approval.

The Investment Adviser also performs the following additional services for the Fund:

■	Supervises all non-advisory operations of the Fund

■	Provides personnel to perform necessary executive, administrative and clerical services to the Fund

■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and SAIs and other reports filed with the SEC and other regulatory authorities

■	Maintains the records of the Fund

■	Provides office space and all necessary office equipment and services

■	Supervises the Sub-Adviser of the Fund
     MANAGEMENT FEE

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fee, computed daily and payable monthly, at the annual rates listed below (as a percentage of the Fund’s average daily net assets):

		Actual Rate
		For the Fiscal
		Year Ended
	Contractual	December 31,
Fund	Rate	2007

Equity Index*	0.30%	0.22%

*	If the Fund’s average daily net assets are between $300 million and $400 million, 0.05% of the Management fee will be waived on a voluntary basis. If the Fund’s average daily net assets exceed $400 million, 0.10% of the Management fee will be waived on a voluntary basis.

The Investment Adviser may voluntarily waive a portion of its management fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund in 2007 is available in the Fund’s semi-annual report dated June 30, 2007.

The Investment Adviser, distributor, and/or their affiliates may, from time to time, pay compensation from their own assets (and not as an additional charge to the Fund) to participating insurance companies for administrative services that such companies provide to their variable annuity and variable life insurance contract owners who are invested in the Fund and for other purposes. In addition, the Investment Adviser, distributor, and/or their affiliates may pay compensation from their own assets (and not as an additional charge to the Fund) to various securities dealers (including affiliates of participating insurance companies) (“Intermediaries”) that distribute variable annuity contracts and/or variable life insurance contracts of such companies in connection with the sale, distribution and/or servicing of such contracts. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Fund and other Goldman Sachs Funds, which may consist of payments relating to funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Fund and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as

7

well as sponsor various educational programs, sales contests and/or promotions. The additional payments by the Investment Adviser, distributor and/or their affiliates may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services by the Fund. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. Please refer to the “Payments to Intermediaries” section of the SAI for more information about these payments.

The payments made by the Investment Adviser, distributor and/or their affiliates may differ for different participating insurance companies and Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative, salesperson or participating insurance company to highlight, feature, offer or recommend the Fund based, at least in part, on the level of compensation paid. You should contact your participating insurance company or Intermediary for more information about the payments they receive and any potential conflicts of interest.

     SUB-ADVISER

SSgA Funds Management, Inc., with offices at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the sub-adviser to the Equity Index Fund and provides the day-to-day advice regarding the Fund’s portfolio transactions. The sub-adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions in U.S. and foreign markets. The sub-adviser has been registered as an investment adviser with the SEC since 2001 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of December 31, 2007, the sub-adviser had over $144 billion in assets under management. As compensation for its services, the sub-adviser is entitled to a fee, payable by the Investment Adviser and computed daily and payable monthly, at the following annual rates of the Fund’s average daily net assets:

■	0.03% on the first $50 million
■	0.02% on the next $200 million
■	0.01% on the next $750 million
■	0.008% over $1 billion

     FUND MANAGERS

Sub-Adviser Portfolio Management Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
John Tucker, CFA Principal, Senior Portfolio Manager	Senior Portfolio Manager—Equity Index Fund	Since 2007	Mr. Tucker is a Principal of the Sub-Adviser and a Vice President of State Street Global Advisors. He is the Head of US Equity Markets in the Global Structured Products Group. He manages numerous index strategies and works closely with the other Unit Heads in the group. Previously, Mr. Tucker was head of the Structured Products group in SSgA’s London office, where he was responsible for the management of all index strategies in our second largest investment center. Prior to joining the investment management group, he was the Operations Manager for SSgA’s International Structured Products group, where he was responsible for the operations staff and functions. He has been working in the investment management field since 1988.

Kristin Carcio Principal, Portfolio Manager	Portfolio Manager— Equity Index Fund	Since 2007	Ms. Carcio is a Principal of the Sub-Adviser and a Portfolio Manager in the Global Structured Products Group. Within this team, she is responsible for the management of several strategies. Prior to joining SSgA, Ms. Carcio worked in the fixed income research group at Loomis, Sayles & Company, where she was responsible for the analysis of ABS and CMBS. She has been working in the investment management field since 1999.

The Fund is managed by the Global Structured Products Group. Portfolio managers John Tucker and Kristin Carcio have day-to-day management responsibility of the Fund. The Global Structured Products Group meets weekly to discuss anticipated cash flows, index changes, new product development, systems and data issues and other investment management topics.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.

8

SERVICE PROVIDERS

     DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of the Fund’s shares. Goldman Sachs, 71 S. Wacker Drive, Chicago, Illinois 60606, also serves as the Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

     ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES
AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Fund or limit the Fund’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may adversely impact the Fund. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Fund, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend the Fund or who engage in transactions with or for the Fund. For more information about conflicts of interest, see the SAI.

Under a securities lending program approved by the Trust’s Board of Trustees, the Trust may retain an affiliate of the Investment Adviser to serve as a securities lending agent for the Fund to the extent that the Fund engages in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. The Board of Trustees periodically reviews all portfolio securities loan transactions for which the affiliated lending agent has acted as lending agent. In addition, the Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions, as permitted by applicable law.

9

Dividends

Dividends from investment company taxable income and distributions from net realized capital gains (if any) are declared and paid by the Fund at least annually. Over the course of the year, accrued and paid dividends and distributions will equal all or substantially all of the Fund’s investment company taxable income and net realized capital gains. All dividends paid on Service Shares will be automatically reinvested in additional Service Shares of the Fund at the NAV of such shares on the payment date, unless an insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of the Fund’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period in accordance with good accounting practice.

10

Shareholder Guide

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Fund’s Service Shares.

How Can I Purchase Or Sell Service Shares Of The Fund?
Service Shares of the Fund are not sold directly to the public. Instead, Fund shares are sold to separate accounts that fund variable annuity and variable life insurance contracts issued by participating insurance companies. You may purchase or sell (redeem) shares of the Fund through variable annuity contracts and variable life insurance policies offered through the separate accounts. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the participating insurance companies. You should refer to those prospectuses for information on how to purchase a variable annuity contract or variable life insurance policy, how to select a specific Fund as an investment option for your contract or policy and how to redeem monies from the Fund.

The separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectus describing the variable annuity contracts and variable life insurance policies issued by the participating insurance companies) to be effected on that day pursuant to variable annuity contracts and variable life insurance policies.

Shares of the Fund may be purchased by separate accounts of both affiliated and unaffiliated participating insurance companies in order to fund both variable annuity and variable life insurance contracts, and also may be purchased by qualified plans. This may present certain conflicts of interests among variable annuity owners, variable life insurance policy owners and plan investors. The Trust’s Board of Trustees will monitor the Trust for the existence of any material irreconcilable conflict of interest. The Trust currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies arising from the fact that interests of the holders of variable annuity contracts and variable life insurance policies may differ due to differences of tax treatment or other considerations or due to conflicts among the participating insurance companies. If, however, a material unreconcilable conflict arises between the holders of variable annuity contracts and variable life insurance policies of participating insurance companies, a participating insurance company may be required to withdraw the assets allocable to some or all of the separate accounts from the Fund. Any such withdrawal could disrupt orderly portfolio management to the potential detriment of such holders.

Shares of the Fund (and other existing and new funds that might be added to the Trust) may also be offered to:

■	Unregistered separate accounts of various participating insurance companies through which variable annuity contracts and variable life insurance policies are sold in non-public offerings.
■	Unregistered separate accounts of various participating insurance companies through which variable annuity contracts and variable life insurance policies are offered exclusively to qualified pension and profit-sharing plans and/or certain governmental plans.
■	Qualified pension and profit-sharing plans. The Trust does not currently anticipate offering shares directly to such plans.

How Are Shares Priced?
Service Shares of the Fund are purchased and sold at the Fund’s next determined NAV for its Service Share Class after the Fund receives the order in proper form. Each Class calculates its NAV as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class) Number of the Outstanding Shares of the Class

The Fund’s investments are valued based on market quotations or if market quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined in good faith under procedures established by the Trustees.

In the event that the Fund invests in foreign equity securities, “fair value” prices are provided by an independent fair value service in accordance with the fair value procedures approved by the Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value price for a particular security or if the price does not meet the established criteria for the Fund, the Fund will price that security at the most recent closing price for that security on its principal exchange.

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could effect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector;

11

significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

Please note the following with respect to the price at which your transactions are processed:

■	NAV per share of each share class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.

■	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.

■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into the Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than its regularly scheduled closing time. In the event the New York Stock Exchange does not open for business, the Trust may, but is not required to, open the Fund for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during this situation, please call 1-800-621-2550.

Foreign securities may trade in their local markets on days the Fund is closed. As a result, if the Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

Do I Have To Pay Any Fees When Purchasing Or Selling Service Shares Of The Fund?
The Fund does not charge any fees when it sells or redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. These fees should be described in the participating insurance companies’ prospectuses.

What Else Should I Know About Service Share Purchases And Redemptions?
The Trust reserves the right to:

■	Suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC.
■	Suspend the offering of shares for a period of time.
■	Reject any purchase order.

■	Close the Fund to new investors from time to time and reopen the Fund whenever it is deemed appropriate by the Fund’s Investment Adviser.

Orders received by the Trust are effected on business days. The separate accounts purchase and redeem shares of the Fund at the Fund’s NAV per share calculated as of the day an order is received by the insurance company although such purchases and redemptions may be executed the next morning. Redemption proceeds paid by wire transfer will normally be wired in federal funds on the next business day after the Trust receives actual notice of the redemption order (for a total of one business day delay), but may be paid up to three business days after receipt of actual notice of the order.

Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.

What Types Of Reports Will I Be Sent Regarding Investments In The Fund?
As a holder of a variable annuity contract or variable life insurance policy, you will receive annual shareholder reports

12

SHAREHOLDER GUIDE

containing audited financial statements and semi-annual shareholder reports from your participating insurance company.

What Are The Fund’s Voting Procedures?
Participating insurance companies, not the owners of the variable annuity contracts or variable life insurance policies or participants therein, are shareholders of the Fund. To the extent required by law:

■	The participating insurance companies will vote Fund shares held in the separate accounts in a manner consistent with timely voting instructions received from the holders of variable annuity contracts and variable life insurance policies.
■	The participating insurance companies will vote Fund shares held in the separate accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares they own, in the same proportion as those shares for which voting instructions are received.

It is anticipated that Fund shares held by unregistered separate accounts or qualified plans generally will be voted for or against any proposition in the same proportion as all other Fund shares are voted unless the unregistered separate account’s participating insurance company or the plan makes other arrangements.

Additional information concerning voting rights of the participants in the separate accounts is more fully set forth in the prospectus relating to those accounts issued by the participating insurance companies.

     RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemption of shares in the Fund and does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the Fund. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of the Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any participating insurance company or other investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to the Fund. In making this judgement, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market-timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Goldman Sachs reviews on a regular, periodic basis available information relating to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, Goldman Sachs detects excessive, short term trading. Goldman Sachs is authorized to reject or restrict a purchase or exchange request and may further seek to close an investor’s account with the Fund. Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares are generally held through omnibus arrangements maintained by participating insurance companies or other intermediaries. Omnibus accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors shares are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Fund on a regular basis. A number of these insurance companies or intermediaries may not have the capability or may not be willing or legally able to apply the Fund’s market-timing policies. While Goldman Sachs may monitor share turnover at the omnibus account level, the Fund’s ability to monitor and detect market-timing by shareholders in these omnibus accounts may be limited in certain circumstances, and certain of these insurance companies or intermediaries may charge the Fund a fee for providing certain Shareholder information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market-timing activities In addition, those inventors who engage in market-timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no

13

assurance that the Fund and Goldman Sachs will be able to identify all those who trade excessively or employ a market-timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by a participating insurance company or intermediary or by certain of their customers. Insurance companies and intermediaries may also monitor their customers’ trading activities in the Fund. The criteria used by insurance companies or intermediaries to monitor for excessive trading may differ from the criteria used by the Fund. If an insurance company or intermediary fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

     DISTRIBUTION SERVICES AND FEES

What Are The Distribution And Service Fees Paid By Service Shares?
The Trust has adopted a distribution and service plan (the “Plan”) under which Service Shares bear distribution and service fees paid to participating insurance companies and Goldman Sachs. If the fees received by Goldman Sachs pursuant to the Plan exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally receives and pays the distribution and service fees on a quarterly basis.

Under the Plan, Goldman Sachs is entitled to a monthly fee from the Fund for distribution services equal, on an annual basis, to 0.25% of the Fund’s average daily net assets attributed to Service Shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

The distribution fees are subject to the requirements of Rule 12b-1 under the Investment Company Act, and may be used (among other things) for:

■	Compensation paid to and expenses incurred by insurance companies and other financial intermediaries, and Goldman Sachs, and their respective officers, employees and sales representatives;

■	Sales commissions;

■	Allocable overhead;

■	Telephone and travel expenses;

■	Interest and other costs associated with the financing of such compensation and expenses;

■	Printing of prospectuses for prospective shareholders;

■	Preparation and distribution of sales literature or advertising of any type; and
■	All other expenses incurred in connection with activities primarily intended to result in the sale of Service Shares.

In addition, the fees may be used for personal and account maintenance services performed and related expenses incurred in connection with Service Shares. Personal and account maintenance services include services relating to assistance to contract owners regarding their investments in Service Shares and responding to contract owner inquiries.

14

Taxation

The Fund is treated as a separate corporate entity for federal tax purposes. The Fund has elected to be treated as a regulated investment company and intends to qualify for such treatment for each taxable year under Subchapter M of Subtitle A, Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”). In addition, the Fund intends to qualify under the Code with respect to the diversification requirements related to variable contracts. Provided that the Fund and a separate account investing in the Fund satisfy applicable tax requirements, the Fund will not be subject to federal tax and any distributions from the Fund to the separate accounts will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or a variable life insurance contract.

Persons investing in variable annuity or variable life insurance contracts should refer to the prospectuses with respect to such contracts for further information regarding the tax treatment of the contracts and the separate accounts in which the contracts are invested.

15

Appendix A
Additional Information on Portfolio
Risks, Securities and Techniques

     A.  GENERAL PORTFOLIO RISKS

To the extent that the Fund invests in equity investments, the Fund will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that the Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Fund may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility.

To the extent that the Fund invests in fixed income securities, the Fund will be subject to the risks associated with fixed income securities. These risks include interest rate risk, credit/default risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase (although many mortgage related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that the issuer or guarantor could default on its obligations, and the Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans (“ARMs”), Mortgage-Backed Securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities, such as securities backed by car loans.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Fund and its shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Fund’s historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives, and all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.

     B.  OTHER PORTFOLIO RISKS

Risks of Derivative Investments. The Fund may invest in derivative instruments including without limitation, options, futures, options on futures, swaps, structured securities and forward contracts and other derivatives relating to foreign currency transactions. Investments in derivative instruments may be for both hedging and nonhedging purposes (that is, to seek to increase total return, although suitable derivative instruments may not always be available to the Investment Adviser for these purposes). Losses from investments in derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolio

16

APPENDIX A

risks through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge certain portfolio risks. Investing for nonhedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable

■	Repurchase agreements and time deposits with a notice or demand period of more than seven days

■	Certain over-the-counter options
■	Certain structured securities and swap transactions

■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of the Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Securities purchased by the Fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, markets events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more securities in the Fund’s portfolio become illiquid, the Fund may exceed its 15 percent limitation in illiquid securities. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15 percent of the Fund’s net assets, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

In cases where no clear indication of the value of the Fund’s portfolio securities is available, the portfolio securities will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. For more information on fair valuation, please see “Shareholder Guide—How Are Shares Priced?”

Temporary Investment Risks. The Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

■	Cash items

When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

Risks of Large Shareholder Redemptions. Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these participating insurance companies or accounts of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may negatively impact the Fund’s brokerage and tax costs.

     C.  PORTFOLIO SECURITIES AND TECHNIQUES

This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks.

The Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objectives and policies. Further information is provided in the SAI, which is available upon request.

Convertible Securities. The Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which the Fund invests are subject to the same rating criteria as its other investments in fixed income securities. Convertible securities have both equity and fixed income risk

17

characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

REITs. The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Fund may engage in futures transactions on both U.S. and foreign exchanges.

The Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent the Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and therefore is not subject to registration or regulation as a pool operator under that Act with respect to the Fund.

Futures contracts and related options present the following risks:

■	While the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.

■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.

■	The loss incurred by the Fund in entering into futures contracts and in writing call options on futures may exceed the amount of the premium received.

■	Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV.

■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund.

■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

The Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in futures contracts and options on futures contracts. In the case of futures contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the futures contracts.

Equity Swaps. The Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

18

APPENDIX A

An equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, the Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, the Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, the Fund may be unable to terminate its obligations when desired. When entering into swap contracts, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the swap contract.

When-Issued Securities and Forward Commitments. The Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The Fund may also enter into repurchase agreements involving certain foreign government securities.

The difference between the original purchase price and the repurchase price is normally based on prevailing short-term interest rates. Under a repurchase agreement, the seller is required to furnish collateral at least equal in value or market price to the amount of the seller’s repurchase obligation.

If the seller under a repurchase agreement defaults, the Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

The Fund together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. The Fund may engage in securities lending. Securities lending involves the lending of securities owned by the Fund to financial institutions such as certain broker-dealers including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by the Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, its affiliates or State Street or its affiliates and from which the Investment Adviser or its affiliates or State Street or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations or non-fundamental investment policies described elsewhere in this Prospectus regarding investments in fixed income securities and cash equivalents.

The Fund may lend its securities to increase its income. The Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Short Sales Against-the-Box. The Fund may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further

19

consideration, an equal amount of the securities of the same issuer as the securities sold short.

Preferred Stock, Warrants and Rights. The Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. The Fund may invest in securities of other investment companies, including exchange traded funds (ETFs), subject to statutory limitations prescribed by the Act. These limitations include in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs.

The use of ETFs is intended to help the Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Fund may invest in other investment companies and money market funds beyond the statutory limits described above. Some of those investment companies and money market funds may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Unseasoned Companies. The Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Bank Obligations. The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. The Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. U.S. Government Securities may also include Treasury

20

APPENDIX A

inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Borrowings. The Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. The Fund may not make additional investments if borrowings exceed 5% of its total assets.

21

Appendix B
Financial Highlights

Equity Index Fund—Service Shares

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total return reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. If total return reflected all of those fees and expenses, total return would be reduced. The information for the fiscal year ended December 31, 2007 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report (available upon request). The information for the fiscal year ended December 31, 2006 has been audited by the Fund’s former independent registered public accounting firm.

The financial highlights information for the Fund is based on the financial history of the predecessor Allmerica Equity Index Fund (the “Predecessor AIT Fund”). On January 9, 2006, the Predecessor AIT Funds reorganized into the Fund. However, the Predecessor AIT Fund is considered the accounting survivor of the reorganization. As a result, the Predecessor AIT Fund’s financial highlight information has been included in this Prospectus. The information for the fiscal years ended December 31, 2005, 2004 and 2003 has been audited by the Predecessor AIT Fund’s former independent registered public accounting firm.

		Income from															Ratios
		investment operations											Ratio of				assuming
				Net		Distributions to				Net	Ratio of		net		Ratio of		no expense
	Net asset			realized		shareholders	Net asset			assets	net		investment		total		reductions
	value,	Net		and	Total from	From net	value,			at end	expenses		income		expenses		Portfolio
	beginning	investment		unrealized	investment	investment	end of	Total		of year	to average		to average		to average		turnover
	of year	income		gain	operations	income	year	return(b)		(in 000s)	net assets		net assets		net assets		rate

For the Years Ended December 31,
2007	$11.04	$0.18	(a)	$0.41	$0.59	$(0.21)	$11.42	5.32%		$364,288	0.41	%(j)	1	.57%(d)(j)	0.68	%(j)	8%
2006(c)	9.71	0.16	(a)	1.34	1.50	(0.17)	11.04	15	.49(i)	438,471	0.41		1	.53(d)	0.67		4
2005(c)	9.43	0.13	(e)(h)	0.28	0.41	(0.13)	9.71	4.38		489,587	0.52		1.35		0.52		7
2004(c)(f)	8.69	0.14	(h)	0.74	0.88	(0.14)	9.43	10.32		595,037	0.50		1.53		0.52		4
2003(c)(f)	6.88	0.10	(g)(h)	1.81	1.91	(0.10)	8.69	27.83		666,455	0.45		1.37		0.50		23

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. The Goldman Sachs Equity Index Fund first began operations as the Allmerica Equity Index Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance prior to January 9, 2006 is that of the Predecessor AIT Fund. The Predecessor AIT Fund was considered the accounting survivor of the reorganization and as such, the historical total return information of the Predecessor AIT Fund is provided.
(c)	The Predecessor AIT Fund was the accounting survivor of the reorganization and as such, the prior years financial highlights reflect the financial information of the Predecessor AIT Fund through January 8, 2006. In connection with such acquisition, the Goldman Sachs Equity Index Fund issued Service Class Shares to the former shareholders of the Predecessor AIT Fund at $10.00 per share. Historical per-share amounts prior to the Fund reorganization have been adjusted to reflect the conversion ratio utilized for the reorganization.

(d)	Ratio of net investment income assuming no expense reductions is 1.27% for the year ended December 31, 2006 and 1.30% for the year ended December 31, 2007.

(e)	Investment income per share reflects a special dividend of $0.028 for the Predecessor AIT Fund.
(f)	Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change.
(g)	Net investment income per share before expense reductions was $0.099.
(h)	Calculated based on the SEC methodology.
(i)	Total return reflects the impact of a payment from previous investment manager of a merged fund to compensate for possible adverse effects of trading activity of certain contract holders of the merged fund prior to January 9, 2006 received this year. Excluding such payments, the total return would have been 15.39%.

(j)	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately 0.02% of the average net assets.

22

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Goldman Sachs Variable Insurance Trust —
Equity Index Fund Prospectus (Service Shares)

     FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Your insurance company will provide you with annual and semi-annual reports if the Fund serves as the investment vehicle for your variable annuity contract or variable life insurance policy.

Statement of Additional Information
Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Fund’s annual and semi-annual reports, and the SAI, are available free upon request by calling Goldman Sachs at 1-800-621-2550. You can also access and download the annual and semi-annual reports and the SAI at the Fund’s website: http://www.goldmansachsfunds.com.

To obtain other information and for shareholder inquiries:

■	By telephone – 1-800-621-2550
■	By mail – Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606-6306
■	On the Internet – SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Trust documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Trust documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090.

The Trust’s investment company registration number is 811-08361.
GSAM® is a registered service mark of Goldman, Sachs & Co.

VITEQIPROSVC

Prospectus

Institutional
Shares
April 30, 2008

GOLDMAN SACHS VARIABLE INSURANCE TRUST

■	Goldman Sachs Strategic International Equity Fund

Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN THE FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment
Management Approach

Goldman Sachs Asset Management International (“GSAMI”) serves as investment adviser to the Strategic International Equity Fund (the “Fund”). GSAMI is referred to in this Prospectus as the “Investment Adviser.”

Goldman Sachs Variable Insurance Trust (the “Trust”) offers shares of the Fund to separate accounts of participating insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Institutional Shares of the Trust are not offered directly to the public. The participating insurance companies, not the owners of the variable annuity contracts or variable life insurance policies or participants therein, are shareholders of the Fund. The Fund pools the monies of these separate accounts and invests these monies in a portfolio of securities pursuant to the Fund’s stated investment objective.

The investment objective and policies of the Fund are similar to the investment objectives and policies of other mutual funds that the Investment Adviser manages. Although the objectives and policies may be similar, the investment results of the Fund may be higher or lower than the results of such other mutual funds. The Investment Adviser cannot guarantee, and makes no representation, that the investment results of similar funds will be comparable even though the funds have the same Investment Adviser.

     ACTIVE INTERNATIONAL STYLE FUND

GSAMI’s Active International Investment Philosophy:

Belief	How the Investment Adviser Acts on Belief
■ Equity markets are inefficient	Seeks excess return through team driven, research intensive and bottom-up stock selection.

■ Corporate fundamentals ultimately drive share price	Seeks to conduct rigorous, first-hand research of business and company management.

■ A business’ intrinsic value will be achieved over time	Seeks to realize value through a long-term investment horizon.

Proprietary, bottom-up research is the key driver of our process, and we seek to generate the majority of excess returns through stock selection. Starting with a broad universe of international equities, the research analysts undertake first-hand research to determine whether stocks meet our investment criteria. We seek to identify undervalued companies using both absolute and relative valuation techniques and industry-appropriate metrics. Our ideal company, regardless of industry, trades at an attractive valuation based on our assessment of normalized earnings. Although our focus is on bottom-up research, we still consider the macro factors affecting various countries from the view of the individual investor.

The Investment Adviser attempts to manage risk in the Fund through disciplined portfolio construction and continual portfolio review and analysis. As a result, bottom-up stock selection, driven by fundamental research, should be the main driver of returns.

References in this Prospectus to the Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how the Fund is managed.

1

Fund Investment Objective and Strategies

Goldman Sachs
Strategic International Equity Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	MSCI® Europe, Australasia, Far East (“EAFE®) Index (unhedged)

Investment Focus:	Equity investments in companies organized outside the United States or whose securities are principally traded outside the United States

Investment Style:	Active International

     INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks this objective by investing in the stocks of leading companies within developed and emerging countries around the world, outside the United States.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States.* The Fund intends to invest in companies with public stock market capitalizations that are larger than $500 million at the time of investment.

The Fund may allocate its assets among countries as determined by the Investment Adviser provided that the Fund’s assets are invested in at least three foreign countries.

*	To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

The Fund expects to invest a substantial portion of its assets in the securities of issuers located in the developed countries of Western Europe and in Japan. From time to time, the Fund’s investments in a particular developed country may exceed 25% of its investment portfolio. In addition, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and in emerging countries. Currently, emerging countries include, among others, most Central and South American, African, Asian, and Eastern European countries.

Other. The Fund may also invest up to 20% of its Net Assets in fixed income securities, such as government, corporate and bank debt obligations.

2

Other Investment Practices and Securities

The tables below identify some of the investment techniques that may (but are not required to) be used by the Fund in seeking to achieve its investment objective. Numbers in the tables show allowable usage only; for actual usage, consult the Fund’s annual/semi-annual reports. For more information about these and other investment practices and securities, see Appendix A. The Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each calendar quarter subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, the Fund publishes on its website month-end top ten holdings subject to a ten calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

Strategic
10 Percent of total assets (including securities lending collateral) (italic type)	International
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)	Equity
• No specific percentage limitation on usage; limited only by the objective and strategies of the Fund	Fund
Investment Practices
Borrowings	33	1/3
Cross Hedging of Currencies	•
Currency Swaps*	•
Custodial Receipts and Trust Certificates	•
Equity Swaps*	•
Foreign Currency Transactions	•
Futures Contracts and Options on Futures Contracts	•
Investment Company Securities (including exchange traded funds)	10
Options on Foreign Currencies[1]	•
Options on Securities and Securities Indices[2]	•
Unseasoned Companies	•
Preferred Stock, Warrants and Stock Purchase Rights	•
Repurchase Agreements	•
Securities Lending	33	1/3
Short Sales Against the Box	25
When-Issued Securities and Forward Commitments	•

10 Percent of Total Assets (excluding securities lending collateral) (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
Investment Securities
American, European and Global Depositary Receipts	•
Asset-Backed and Mortgage-Backed Securities[3]	•
Bank Obligations[3,4]	•
Convertible Securities[5]	•
Corporate Debt Obligations[3]	•
Equity Investments	80	+
Emerging Country Securities	•
Fixed Income Securities[6]	20
Foreign Securities	•
Foreign Government Securities[3]	•
Non-Investment Grade Fixed Income Securities[3,7]	•
Real Estate Investment Trusts (“REITs”)	•
Structured Securities (which may include equity linked notes)*	•
Temporary Investments	35
U.S. Government Securities[3]	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.

1.	The Fund may purchase and sell call and put options.
2.	The Fund may sell covered call and put options and purchase call and put options.

3.	Limited by the amount the Fund invests in fixed income securities.

4.	Issued by U.S. or foreign banks.
5.	The Fund uses the same rating criteria for convertible and non-convertible debt securities.

6.	Except as noted under “Non-Investment Grade Fixed Income Securities,” fixed income securities must be investment grade (i.e., rated BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”)).

7.	May be rated BB or lower by Standard & Poor’s, Ba or lower by Moody’s or have a comparable rating by another NRSRO at the time of investment.

3

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Fund and may result in a loss of your investment. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

		Interest	Credit/		Emerging					Investment			Mid Cap and
Fund	NAV	Rate	Default	Foreign	Countries	Derivatives	Management	Liquidity	Market	Style	Stock	Geographic	Small Cap	IPO
Strategic International Equity	•	•	•	•	•	•	•	•	•	•	•	•	•	•

■	NAV Risk—The risk that the net asset value (“NAV”) of the Fund and the value of your investment will fluctuate.

■	Interest Rate Risk—The risk that when interest rates increase, fixed income securities held by the Fund will decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.

■	Credit/Default Risk—The risk that an issuer or guarantor of fixed income securities held by the Fund (which may have low credit ratings), or the counterparty in a derivative instrument, or repurchase agreement, may default on its obligation to pay interest and repay principal.

■	Foreign Risk—The risk that when the Fund invests in foreign securities, it will be subject to risks of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when the Fund invests in issuers located in emerging countries.

■	Emerging Countries Risk—The securities markets of Central and South American, African, Asian, Eastern European and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.

■	Derivatives Risk—The risk that loss may result from the Fund’s investments in options, futures, forwards, swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to the Fund.

■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.

■	Liquidity Risk—The risk that the Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. To meet redemption requests, the Fund may be forced to sell liquid securities, at an unfavorable time and conditions.

Since the Fund may invest in non-investment grade fixed income securities, small and mid-capitalization stocks, REITs and emerging country issuers, it may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

■	Market Risk—The risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

4

PRINCIPAL RISKS OF THE FUND

■	Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.
■	Geographic Risk—Concentration of the investments of the Fund in issuers located in a particular country or region will subject the Fund, to a greater extent than if investments were less concentrated, to risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in that country or region.

■	Mid Cap and Small Cap Risk—The securities of small capitalization and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks become.

■	IPO Risk—The risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

More information about the Fund’s portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

5

Fund Performance

     HOW THE FUND HAS PERFORMED

The bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Institutional Shares compares to those of a broad-based securities market index.

The bar chart (including “Best Quarter” and “Worst Quarter” information) and table assume reinvestment of dividends and distributions. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, the Fund’s performance would have been reduced. In addition, performance reflects Fund level expenses but does not reflect the fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced.

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’99 +21.73% Worst Quarter* Q3 ’02 –20.58%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2007	1 Year	5 Years	Since Inception
Institutional Shares (Inception 1/12/98)	7.88%	18.15%	7.25%
MSCI® EAFE® Index (unhedged)**	11.63%	22.07%	9.36%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

**	The unmanaged MSCI® EAFE® Index (unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not reflect any deduction for fees, expenses or taxes. You cannot invest directly in an index.

6

Fund Fees and Expenses
(Institutional Shares)

This table describes the fees and expenses that you would pay if you buy and hold Institutional Shares of the Fund.

Strategic
International
Equity
Fund
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None
Annual Fund Operating Expenses[1] (expenses that are deducted from Fund assets):
Management Fees[2]	1.00%
Distribution and Service (12b-1) Fees	None
Other Expenses[3]	0.13%

Total Fund Operating Expenses*	1.13%

[1]	The Fund’s annual operating expenses have been restated to reflect a contractual reduction in transfer agent fees from an annual rate of 0.04% to an annual rate of 0.02% of the average daily net assets of the Fund’s Institutional Shares. The “Total Fund Operating Expenses” reflect the expenses that are expected to be incurred for the fiscal year ending December 31, 2008.

[2]	The Investment Advisor is entitled to a management fee from the Fund at the annual rate equal to the following percentages of average daily net assets of the Fund:

Management Fee
Average Daily Net Assets	Annual Rate
First $1 Billion	1.00%
Next $1 Billion	0.90%
Over $2 Billion	0.86%

[3]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.02% of the average daily net assets of the Fund’s Institutional Shares plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) equal on an annualized basis to 0.164% of the Fund’s average daily net assets. The expense reduction may be modified or terminated at any time at the option of the Investment Adviser without shareholder approval.

Example

The following Example is intended to help you compare the cost of investing in the Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds.

Surrender charges, mortality and expense risk fees and other charges may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies and are not reflected in the Table above and Example below. These fees should be described in the participating insurance companies’ prospectuses. Such fees or charges would reduce the return you may realize with respect to your investments.

The Example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated and then redeem all of your Institutional Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years
Strategic International Equity	$115	$359	$622	$1,375

Certain participating insurance companies that invest in Institutional Shares may receive other compensation in connection with the sale and distribution of Institutional Shares or for services to their customers’ accounts and/or the Fund. For additional information regarding such compensation, see “Service Providers” in the Prospectus and “Payments to Intermediaries” in the SAI.

7

Service Providers

     INVESTMENT ADVISER

Investment Adviser
Goldman Sachs Asset Management International (“GSAMI”) Christchurch Court, 10-15 Newgate Street London, England EC1A 7HD

GSAMI, regulated by the Financial Services Authority and a registered investment adviser since 1991, is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of December 31, 2007, Goldman Sachs Asset Management (“GSAM”), including its investment advisory affiliates, one of which is GSAMI, had assets under management of $763 billion.

The Investment Adviser provides day-to-day advice regarding the Fund’s portfolio transactions. The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Fund:

■	Supervises all non-advisory operations of the Fund
■	Provides personnel to perform necessary executive, administrative and clerical services to the Fund

■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and SAIs and other reports filed with the SEC and other regulatory authorities

■	Maintains the records of the Fund
■	Provides office space and all necessary office equipment and services

     MANAGEMENT FEE

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to a fee, computed daily and payable monthly, at an annual rate listed below (as a percentage of the Fund’s average daily net assets):

			Actual Rate for the
	Contractual	Average Daily	Fiscal Year Ended
Fund	Rate	Net Assets	December 31, 2007
Strategic International Equity	1.00%	First $1 Billion
	0.90%	Next $1 Billion	1.00%
	0.86%	Over $2 Billion

The Investment Adviser may voluntarily waive a portion of its management fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund in 2007 is available in the Fund’s semi-annual report dated June 30, 2007.

The Investment Adviser, distributor, and/or their affiliates may, from time to time, pay compensation from their own assets (and not as an additional charge to the Fund) to participating insurance companies for administrative services that such companies provide to their variable annuity and variable life insurance contract owners who are invested in the Fund and for other purposes. In addition, the Investment Adviser, distributor, and/or their affiliates may pay compensation from their own assets (and not as an additional charge to the Fund) to various securities dealers (including affiliates of participating insurance companies) (“Intermediaries”) that distribute variable annuity contracts and/or variable life insurance contracts of such companies in connection with the sale, distribution and/or servicing of such contracts. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Fund and other Goldman Sachs Funds, which may consist of payments relating to Funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Fund and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by the Investment Adviser, Distributor and/or their affiliates may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services by the Fund. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries.

8

SERVICE PROVIDERS

Please refer to the “Payments to Intermediaries” section of the SAI for more information about these payments.

The payments made by the Investment Adviser, Distributor and/or their affiliates may differ for different participating insurance companies and Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative, salesperson or participating insurance company to highlight, feature, offer or recommend the Fund based, at least in part, on the level of compensation paid. You should contact your participating insurance company or Intermediary for more information about the payments they receive and any potential conflicts of interest.

     FUND MANAGERS

Global Equity Portfolio Management Team

■	Investment research based in United Kingdom, Hong Kong, United States, India, China, Korea, Japan and Singapore. Local presence is a key to the Investment Adviser’s fundamental research capabilities

■	Team manages over $22 billion in international assets for retail, institutional and high net worth clients

■	Focus on bottom-up stock selection as main driver of returns, though the team leverages the currency and risk management capabilities of GSAMI

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Eileen Rominger Managing Director Co-Chief Investment Officer, Global Equity Co-Chief Investment Officer, Value Equity	Portfolio Manager— Strategic International Equity	Since 2008	Ms. Rominger joined the Investment Adviser as a portfolio manager and Chief Investment Officer of the Value team in August 1999. Ms. Rominger became Co-Chief Investment Officer of Global Equity in 2008. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.

Mark Beveridge, CFA Managing Director, Co-Chief Investment Officer, Global Equity	Portfolio Manager— Strategic International Equity	Since 2004	Mr. Beveridge joined the Investment Adviser in December 2004 as Chief Investment Officer of the Global Equity business which encompasses the Global/International, European, Asia ex Japan, Emerging Markets and Japan strategies. Prior to joining the Investment Adviser, he spent 19 years at Franklin Templeton, where he was Executive Vice President and Senior Portfolio Manager responsible for ex-US portfolios.

William Howard, CFA Managing Director Head of Pacific Asia Equity	Portfolio Manager— Strategic International Equity	Since 2005	Mr. Howard joined the Investment Adviser in January 2005 as a portfolio manager. He is also Director of Research for Global Equity. From 1993 to 2004 he was a Portfolio Manager at Franklin Templeton responsible for ex-US portfolios.

Maria Gordon, CFA Managing Director, Head of Global Emerging Markets	Portfolio Manager— Strategic International Equity	Since 2007	Ms. Gordon joined the Investment Adviser as a research analyst for the emerging markets equities team in September 1998. She was named a portfolio manager in November 2001 and became the Co-Head of Global Emerging Markets Equities Strategy in March 2003.

Edward Perkin, CFA Vice President Head of European Equity	Portfolio Manager— Strategic International Equity	Since 2008	Mr. Perkin joined the Investment Adviser as a research analyst in 2002 and became a portfolio manager in July 2004. He became Head of the European Equity Team in 2008. From August 2000 to May 2002, he gained investment research experience at Gabelli Investment Asset Management and Fidelity Advisors while attending business school. From August 1997 to May 2000, he was a senior research analyst at FiServe.

Mark Beveridge and Eileen Rominger serve as Co-Chief Investment Officers (“CIOs”) of GSAM’s Global Equity team and Mr. Beveridge also serves as CIO of GSAMI’s Global/EAFE strategies. As Co-CIOs, Mr. Beveridge and Ms. Rominger are ultimately responsible for the composition of the Fund’s structure at both the stock and industry level. Each portfolio manager is responsible for liaising with research analysts around the world, promoting his or her stock selection ideas to the other members of the team and debating their inclusion in the portfolio.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.

9

     DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of the Fund’s shares. Goldman Sachs, 71 S. Wacker Drive, Chicago, Illinois 60606, also serves as the Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

     ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES
     AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Fund or limit the Fund’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may adversely impact the Fund. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Fund, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend the Fund or who engage in transactions with or for the Fund. For more information about conflicts of interest, see the SAI.

Under a securities lending program approved by the Trust’s Board of Trustees, the Trust may retain an affiliate of the Investment Adviser to serve as a securities lending agent for the Fund to the extent that the Fund engages in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. The Board of Trustees periodically reviews all portfolio securities loan transactions for which the affiliated lending agent has acted as lending agent. In addition, the Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions, in accordance with applicable law.

10

Dividends

Dividends from investment company taxable income and distributions from net realized capital gains (if any) are declared and paid by the Fund at least annually. Over the course of the year, accrued and paid dividends and distributions will equal all or substantially all of the Fund’s investment company taxable income and net realized capital gains. All dividends paid on Institutional Shares will be automatically reinvested in additional Institutional Shares of the Fund at the NAV of such shares on the payment date, unless an insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of the Fund’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period in accordance with good accounting practice.

11

Shareholder Guide

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Fund’s shares.

How Can I Purchase Or Sell Institutional Shares Of The Fund?
Institutional Shares of the Fund are not sold directly to the public. Instead, Fund shares are sold to separate accounts that fund variable annuity and variable life insurance contracts issued by participating insurance companies. You may purchase or sell (redeem) shares of the Fund through variable annuity contracts and variable life insurance policies offered through the separate accounts. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the participating insurance companies. You should refer to those prospectuses for information on how to purchase a variable annuity contract or variable life insurance policy, how to select a specific Fund as an investment option for your contract or policy and how to redeem monies from the Fund.

The separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectus describing the variable annuity contracts and variable life insurance policies issued by the participating insurance companies) to be effected on that day pursuant to variable annuity contracts and variable life insurance policies.

Shares of the Fund may be purchased by separate accounts of both affiliated and unaffiliated participating insurance companies in order to fund both variable annuity and variable life insurance contracts, and also may be purchased by qualified plans. This may present certain conflicts of interests among variable annuity owners, variable life insurance policy owners and plan investors. The Trust’s Board of Trustees will monitor the Trust for the existence of any material irreconcilable conflict of interest. The Trust currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies arising from the fact that interests of the holders of variable annuity contracts and variable life insurance policies may differ due to differences of tax treatment or other considerations or due to conflicts among the participating insurance companies. If, however, a material unreconcilable conflict arises between the holders of variable annuity contracts and variable life insurance policies of participating insurance companies, a participating insurance company may be required to withdraw the assets allocable to some or all of the separate accounts from the Fund. Any such withdrawal could disrupt orderly portfolio management to the potential detriment of such holders.

Shares of the Fund (and other existing and new funds that might be added to the Trust) may also be offered to:

■	Unregistered separate accounts of various participating insurance companies through which variable annuity contracts and variable life insurance policies are sold in non-public offerings.
■	Unregistered separate accounts of various participating insurance companies through which variable annuity contracts and variable life insurance policies are offered exclusively to qualified pension and profit-sharing plans and/or certain governmental plans.
■	Qualified pension and profit-sharing plans. The Trust does not currently anticipate offering shares directly to such plans.

In addition to Institutional Shares, the Fund offers another class of shares. This other share class is subject to different fees and expenses (which affect performance) and is entitled to different services than Institutional Shares. Information regarding this other share class can be obtained form Goldman Sachs by calling the number on the back of this Prospectus.

How Are Shares Priced?
Institutional Shares of the Fund are purchased and sold at the Fund’s next determined NAV for a share class after the Fund receives the order in proper form. Each class calculates NAV as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class) Number of the Fund’s Outstanding Shares of the Class

The Fund’s investments are valued based on market quotations, or if market quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined in good faith under procedures established by the Trustees.

Since the Fund invests a significant portion of assets in foreign equity securities, “fair value” prices are provided by an independent fair value service in accordance with the fair value procedures approved by the Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value price for a particular security, or if the price provided does not meet the established criteria for the Fund, the, Fund will price that security at the most recent closing price for that security on its principal exchange.

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SHAREHOLDER GUIDE

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

Please note the following with respect to the price at which your transactions are processed:

■	NAV per share of each share class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.

■	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.

■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into the Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than its regularly scheduled closing time. In the event the New York Stock Exchange does not open for business, the Trust may, but is not required to, open the Fund for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during this situation, please call 1-800-621-2550.

Foreign securities may trade in their local markets on days the Fund is closed. As a result, if the Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

Do I Have To Pay Any Fees When Purchasing Or Selling Institutional Shares Of The Fund?
The Fund does not charge any fees when it sells or redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. These fees should be described in the participating insurance companies’ prospectuses.

What Else Should I Know About Share Purchases And Redemptions?
The Trust reserves the right to:

■	Suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC.
■	Suspend the offering of shares for a period of time.
■	Reject any purchase order.
■	Close the Fund to new investors from time to time and reopen the Fund whenever it is deemed appropriate by the Fund’s Investment Adviser.

Orders received by the Trust are effected on business days. The separate accounts purchase and redeem shares of the Fund at the Fund’s NAV per share calculated as of the day an order is received by the insurance company although such purchases and redemptions may be executed the next morning. Redemption proceeds paid by wire transfer will normally be wired in federal funds on the next business day after the Trust receives actual notice of the redemption order (for a total of one business day delay), but may be paid up to three business days after receipt of actual notice of the order.

13

Effective December 31, 2007, the Fund’s Institutional Shares were closed to new investments from all new accounts, although a participating life insurance company that holds the Fund’s Institutional Shares in a separate account as of December 31, 2007 may continue to purchase the Fund’s Institutional Shares for that particular account in an existing product. Newly registered products of existing participating life insurance companies or separate accounts may no longer purchase Institutional Shares of the Fund.

The Fund may resume sales of Institutional Shares to new investors at some future date. Additionally, the Fund may enter into asset purchase or other reorganization transactions with other investment companies that involve the issuance of Institutional Shares of the Fund to new accounts, and such new accounts may continue to make additional purchases and reinvest dividends and capital gains distributions into their accounts.

Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.

What Types Of Reports Will I Be Sent Regarding Investments In The Fund?
As a holder of a variable annuity contract or variable life insurance policy, you will receive annual shareholder reports containing audited financial statements and semi-annual shareholder reports from your participating insurance company.

What Are The Fund’s Voting Procedures?
Participating insurance companies, not the owners of the variable annuity contracts or variable life insurance policies or participants therein, are shareholders of the Fund. To the extent required by law:

■	The participating insurance companies will vote Fund shares held in the separate accounts in a manner consistent with timely voting instructions received from the holders of variable annuity contracts and variable life insurance policies.
■	The participating insurance companies will vote Fund shares held in the separate accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares they own, in the same proportion as those shares for which voting instructions are received.

It is anticipated that Fund shares held by unregistered separate accounts or qualified plans generally will be voted for or against any proposition in the same proportion as all other Fund shares are voted unless the unregistered separate account’s participating insurance company or the plan makes other arrangements.

Additional information concerning voting rights of the participants in the separate accounts is more fully set forth in the prospectus relating to those accounts issued by the participating insurance companies.

     RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the Fund. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any participating insurance company or other investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchases or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to the Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market-timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Goldman Sachs reviews on a regular, periodic basis available information relating to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, Goldman Sachs detects excessive,

14

SHAREHOLDER GUIDE

short term trading, Goldman Sachs is authorized to reject or restrict a purchase or exchange request and may further seek to close an investor’s account with the Fund. Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares are generally held through omnibus arrangements maintained by participating insurance companies or other intermediaries. Omnibus accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors shares are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Fund on a regular basis. A number of these insurance companies or intermediaries may not have the capability or may not be willing or legally able to apply the Fund’s market-timing policies. While Goldman Sachs may monitor share turnover at the omnibus account level, the Fund’s ability to monitor and detect market-timing by shareholders in these omnibus accounts may be limited in certain circumstances, and certain of these insurance companies or intermediaries may charge the Fund a fee for providing certain shareholder information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market-timing activities. In addition, those investors who engage in market-timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Fund and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by a participating insurance company or intermediary or by certain of their customers. Insurance companies and intermediaries may also monitor their customers’ trading activities in the Fund. The criteria used by insurance companies or intermediaries to monitor for excessive trading may differ from the criteria used by the Fund. If an insurance company or intermediary fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

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Taxation

The Fund is treated as a separate corporate entity for federal tax purposes. The Fund has elected to be treated as a regulated investment company and intends to qualify for such treatment for each taxable year under Subchapter M of Subtitle A, Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”). In addition, the Fund intends to qualify under the Code with respect to the diversification requirements related to variable contracts. Provided that the Fund and a separate account investing in the Fund satisfy applicable tax requirements, the Fund will not be subject to federal tax and any distributions from the Fund to the separate account will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or a variable life insurance contract.

Persons investing in variable annuity or variable life insurance contracts should refer to the prospectuses with respect to such contracts for further information regarding the tax treatment of the contracts and the separate accounts in which the contracts are invested.

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Appendix A
Additional Information on Portfolio Risks,
Securities and Techniques

     A.  GENERAL PORTFOLIO RISKS

The Fund will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that the Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Fund may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility.

To the extent it invests in fixed income securities, the Fund will also be subject to the risks associated with fixed income securities. These risks include interest rate risk, credit/default risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that an issuer or guarantor could default on its obligations, and the Fund will not recover its investment. Call risk and extension risk are normally present in mortgage-backed and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities, such as securities backed by car loans.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Fund and its shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Fund’s historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives, and all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.

     B.  OTHER PORTFOLIO RISKS

Risks of Investing in Small Capitalization and Mid-Capitalization Companies. The Fund may, to the extent consistent with its investment policies, invest in small and mid-capitalization companies. Investments in small and mid-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in these particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small and mid-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for

17

management; and may be susceptible to losses and risks of bankruptcy. Small and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Derivative Investments. The Fund may invest in derivative instruments including without limitation, options, futures, options on futures, swaps, structured securities and forward contracts and other derivatives relating to foreign currency transactions. Investments in derivative instruments may be for both hedging and nonhedging purposes (that is, to seek to increase total return, although suitable derivative instruments may not always be available to the Investment Adviser for these purposes). Losses from investments in derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolio risks through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge certain portfolio risks. Investing for nonhedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Foreign Investments. The Fund will make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of the Fund’s assets in one or a few countries and currencies will subject the Fund to greater risks than if the Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by the Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control

18

APPENDIX A

the repayment of the debt may be unable or unwilling to repay principal or pay interest when due in accordance with the terms of such debt, and the Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) or other similar instruments representing securities of foreign issuers. ADRs, EDRs and GDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs are traded primarily outside of the United States. Prices of ADRs are quoted in U.S. dollars. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Emerging Countries. The Fund may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia, Africa, Eastern Europe and Central and South America. The Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries) the Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.

19

The Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to the Fund from an investment in issuers in such countries to the Fund.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). The Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.

The Fund’s use of foreign currency management techniques in emerging countries may be limited. The Investment Adviser currently anticipates that a significant portion of the Fund’s currency exposure in emerging countries may not be covered by these techniques.

Risk of Equity Swap Transactions. Equity swaps are two party contracts entered into primarily by institutional investors. In a standard “swap” transaction, the parties agree to pay or exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset (or group of assets) which may be adjusted for transaction costs, interest payments, dividends paid on the reference asset or other factors. The gross returns to be paid or “swapped” between the parties are generally calculated with respect to a “notional amount,” for example, the increase or decrease in value of a particular dollar amount invested in the asset.

Equity swaps may be structured in different ways. For example, when the Fund takes a long position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, the Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock. Therefore, in this case the return to the Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Fund on the notional amount. In other cases, when the Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular stock (or group of stocks) short, less the dividend expense that the Fund would have paid on the stock, as adjusted for interest payments or other economic factors.

Under an equity swap, payments may be made at the conclusion of the equity swap or periodically during its term. Sometimes, however, the Investment Adviser may be able to terminate a swap contract prior to its term, subject to any potential termination fee that is in addition to the Fund’s accrued obligations under the swap. Equity swaps will be made in the over-the-counter market and will be entered into with a counterparty that typically will be an investment banking firm, broker-dealer or bank.

Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict future market trends, the values of assets or economic factors, the Fund may suffer a loss, which may be substantial.

Risks of Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable

20

APPENDIX A

■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of the Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Securities purchased by the Fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, markets events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more securities in the Fund’s portfolio become illiquid, the Fund may exceed its 15 percent limitation in illiquid securities. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15 percent of the Fund’s net assets, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

In cases where no clear indication of the value of the Fund’s portfolio securities is available, the portfolio securities will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. For more information on fair valuation, please see “Shareholder Guide—How Are Shares Priced?”

Credit/Default Risks. Debt securities purchased by the Fund may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.

Debt securities rated BBB or higher by Standard & Poor’s or Baa or higher by Moody’s or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. A security satisfies the Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies the Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of the security, is in the best interest of the Fund and its shareholders.

The Fund may invest in fixed income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in the Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Geographic Risks. The Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in a particular foreign country or region. Concentration of the Fund’s investments in such issuers will

21

subject the Fund, to a greater extent than if investment was more limited, to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in that country or region.

Temporary Investment Risks. The Fund may, for temporary defensive purposes, invest its assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

■	Cash items

When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

Risks of Initial Public Offerings (“IPOs”).The Fund may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Risk of Large Shareholder Redemptions. Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these participating insurance companies or accounts of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may negatively impact the Fund’s brokerage and tax costs.

     C.  PORTFOLIO SECURITIES AND TECHNIQUES

This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. The Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the SAI, which is available upon request.

U.S. Government Securities. The Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

Custodial Receipts and Trust Certificates. The Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other types of securities in which the Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes, the Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax

22

APPENDIX A

consequences. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of “credit enhancement.” However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution rate. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations, and under certain interest rate and payment scenarios, the Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. The Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to market conditions impacting asset-backed securities more generally.

Bank Obligations. The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of

23

the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Corporate Debt Obligations. The Fund may invest in corporate debt obligations and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. The Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Convertible Securities. The Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which the Fund invests are subject to the same rating criteria as its other investments in fixed income securities. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Structured Securities. The Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act of 1940, as amended (the “Act”). As a result, the Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.

Structured securities include, but are not limited to, equity linked notes. An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. For example, a note may guarantee the repayment of the original principal amount invested (even if the underlying linked securities have negative performance during the note’s term), but may cap the maximum payment at maturity at a certain percentage of the issuance price or the return of the underlying linked securities. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of the Fund’s investment objective and policies.

Foreign Currency Transactions. The Fund may, to the extent consistent with its investment policies, purchase or sell

24

APPENDIX A

foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. The Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the Fund may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. The Fund may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

The Fund may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. The Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate that the foreign currency will appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, the Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

As an investment company registered with the SEC, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in forward currency contracts.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. The Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. The Fund may also, to the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Fund’s transaction costs. Options written or purchased by the Fund may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks. When writing an option, the Fund, as an investment company registered with the SEC, must “set aside” (also referred to as “asset segregation”) liquid assets, or engage in other appropriate measures to “cover” its obligation under the option contract.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Fund may engage in futures transactions on U.S. and foreign exchanges.

The Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent the Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and

25

duration in accordance with its investment objective and policies. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Fund.

Futures contracts and related options present the following risks:

■	While the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.
■	The loss incurred by the Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

The Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in futures contracts and options on futures contracts. In the case of futures contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the futures contracts.

Preferred Stock, Warrants and Rights. The Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. The Fund may invest in securities of other investment companies, including exchange traded funds (ETFs) such as iSharesSM, subject to statutory limitations prescribed by the Act. These limitations include in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs.

The use of ETFs is intended to help the Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to

26

APPENDIX A

conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Fund may invest in other investment companies and money market funds beyond the statutory limits described above. Some of those investment companies and money market funds may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Unseasoned Companies. The Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Equity Swaps. The Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, the Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, the Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, the Fund may be unable to terminate its obligations when desired. When entering into swap contracts, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the swap contract.

When-Issued Securities and Forward Commitments. The Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of its repurchase obligation.

If the other party or “seller” defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

The Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into

27

a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. The Fund may engage in securities lending. Securities lending involves the lending of securities owned by the Fund to financial institutions such as certain broker-dealers, including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by the Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, its affiliates or State Street or its affiliates and from which the Investment Adviser or its affiliates or State Street or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral). Loan collateral (including any investment of that collateral) is not subject to the percentage limitations or nonfundamental investment policies described elsewhere in this Prospectus regarding investments in fixed income instruments and cash equivalents.

The Fund may lend its securities to increase its income. The Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Short Sales Against-the-Box. The Fund may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Borrowings. The Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of their total assets for temporary or emergency purposes. The Fund may not make additional investments if borrowings exceed 5% of its total assets.

Currency Swaps. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies.

The Fund may enter into currency swap transactions for hedging purposes or to seek to increase total return. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used. When entering into swap contracts, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the swap contract.

REITs. The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

28

Appendix B
Financial Highlights

Strategic International Equity Fund — Institutional Shares

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total return reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. If total return reflected all of those fees and expenses, total return would be reduced. The information for the fiscal year ended December 31, 2007 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report (available upon request). The information for the fiscal years ended December 31, 2006, 2005, 2004 and 2003 has been audited by the Fund’s former independent registered public accounting firm.

															Ratios assuming no
		Income from													expense reductions
		investment operations
					Distributions to shareholders								Ratio of				Ratio of
			Net							Net	Ratio of		net		Ratio of		net
	Net asset		realized			From		Net asset		assets	net		investment		total		investment
	value,	Net	and	Total from	From net	net		value,		at end	expenses		income to		expenses		income (loss)		Portfolio
	beginning	investment	unrealized	investment	investment	realized	Total	end of	Total	of year	to average		average		to average		to average		turnover
	of year	income(a)	gain	operations	income	gain	distributions	year	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

For the Years Ended December 31,
2007	$14.49	$0.20	$0.92	$1.12	$(0.21)	$(1.64)	$(1.85)	$13.76	7.88%	$136,785	1.16	%(c)	1.30	%(c)	1.16	%(c)	1.30	%(c)	134%
2006	12.05	0.22	2.44 (d)	2.66	(0.22)	—	(0.22)	14.49	22.10 (e)	127,795	1.15		1.64		1.16		1.63		76
2005	10.62	0.09	1.38	1.47	(0.04)	—	(0.04)	12.05	13.70	109,399	1.20		0.81		1.36		0.66		56
2004	9.48	0.07	1.18	1.25	(0.11)	—	(0.11)	10.62	13.48	108,624	1.20		0.75		1.35		0.60		63
2003	7.25	0.04	2.53	2.57	(0.34)	—	(0.34)	9.48	35.49	106,792	1.37		0.49		2.60		(0.74)		49

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year.

(c)	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately 0.02% of average net assets.

(d)	Reflects an increase of $0.05 due to payments by previous investment manager of a merged fund to compensate for possible adverse affects of the trading activity by certain contract holders of the acquired fund prior to January 9, 2006.

(e)	Performance has not been restated to reflect the impact of payments by previous investment manager of a merged fund recorded during the period related to (c) above. If reinstated, the performance would have been 21.69% for Institutional Share Class.

29

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Goldman Sachs Variable Insurance Trust –
Strategic International Equity Fund Prospectus
(Institutional Shares)

     FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Your insurance company will provide you with annual and semi-annual reports if the Fund serves as the investment vehicle for your variable annuity contract or variable life insurance policy.

Statement of Additional Information
Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Fund’s annual and semi-annual reports, and the SAI, are available free upon request by calling Goldman Sachs at 1-800-621-2550. You can also access and download the annual and semi-annual reports and the SAI at the Fund’s website: http://www.goldmansachsfunds.com.

To obtain other information and for shareholder inquiries:

■	By telephone – 1-800-621-2550

■	By mail – Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606-6306

■	On the Internet – SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Trust documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Trust documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090.

The Trust’s investment company registration number is 811-08361.
GSAM® is a registered service mark of Goldman, Sachs & Co.

VITINTPRO

Prospectus

Service
Shares

April 30, 2008

GOLDMAN SACHS VARIABLE INSURANCE TRUST

■	Goldman Sachs Strategic International Equity Fund

Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN THE FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment
Management Approach

Goldman Sachs Asset Management International (“GSAMI”) serves as investment adviser to the Strategic International Equity Fund (the “Fund”). GSAMI is referred to in this Prospectus as the “Investment Adviser.”

Goldman Sachs Variable Insurance Trust (the “Trust”) offers shares of the Fund to separate accounts of participating insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Service Shares of the Trust are not offered directly to the public. The participating insurance companies, not the owners of the variable annuity contracts or variable life insurance policies or participants therein, are shareholders of the Fund. The Fund pools the monies of these separate accounts and invests these monies in a portfolio of securities pursuant to the Fund’s stated investment objective.

The investment objective and policies of the Fund are similar to the investment objectives and policies of other mutual funds that the Investment Adviser manages. Although the objectives and policies may be similar, the investment results of the Fund may be higher or lower than the results of such other mutual funds. The Investment Adviser cannot guarantee, and makes no representation, that the investment results of similar funds will be comparable even though the funds have the same Investment Adviser.

     ACTIVE INTERNATIONAL STYLE FUND

GSAMI’s Active International Investment Philosophy:

Belief	How the Investment Adviser Acts on Belief

■ Equity markets are inefficient	Seeks excess return through team driven, research intensive and bottom-up stock selection.

■ Corporate fundamentals ultimately drive share price	Seeks to conduct rigorous, first-hand research of business and company management.

■ A business’ intrinsic value will be achieved over time	Seeks to realize value through a long-term investment horizon.

Proprietary, bottom-up research is the key driver of our process, and we seek to generate the majority of excess returns through stock selection. Starting with a broad universe of international equities, the research analysts undertake first-hand research to determine whether stocks meet our investment criteria. We seek to identify undervalued companies using both absolute and relative valuation techniques and industry-appropriate metrics. Our ideal company, regardless of industry, trades at an attractive valuation based on our assessment of normalized earnings. Although our focus is on bottom-up research, we still consider the macro factors affecting various countries from the view of the individual investor.

The Investment Adviser attempts to manage risk in the Fund through disciplined portfolio construction and continual portfolio review and analysis. As a result, bottom-up stock selection, driven by fundamental research, should be the main driver of returns.

References in this Prospectus to the Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how the Fund is managed.

1

Fund Investment Objective and Strategies

Goldman Sachs
Strategic International Equity Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	MSCI® Europe, Australasia, Far East (“EAFE®) Index (unhedged)

Investment Focus:	Equity investments in companies organized outside the United States or whose securities are principally traded outside the United States

Investment Style:	Active International

     INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks this objective by investing in the stocks of leading companies within developed and emerging countries around the world, outside the United States.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States.* The Fund intends to invest in companies with public stock market capitalizations that are larger than $500 million at the time of investment.

The Fund may allocate its assets among countries as determined by the Investment Adviser, provided that the Fund’s assets are invested in at least three foreign countries.

*	To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

The Fund expects to invest a substantial portion of its assets in the securities of issuers located in the developed countries of Western Europe and in Japan. From time to time, the Fund’s investments in a particular developed country may exceed 25% of its investment portfolio. In addition, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and in emerging countries. Currently, emerging countries include, among others, most Central and South American, African, Asian, and Eastern European countries.

Other. The Fund may also invest up to 20% of its Net Assets in fixed income securities, such as government, corporate and bank debt obligations.

2

Other Investment Practices and Securities

The tables below identify some of the investment techniques that may (but are not required to) be used by the Fund in seeking to achieve its investment objective. Numbers in the tables show allowable usage only; for actual usage, consult the Fund’s annual/semi-annual reports. For more information about these and other investment practices and securities, see Appendix A. The Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each calendar quarter subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, the Fund publishes on its website month-end top ten holdings subject to a ten calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

Strategic
10 Percent of total assets (including securities lending collateral) (italic type)	International
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)	Equity
• No specific percentage limitation on usage; limited only by the objective and strategies of the Fund	Fund
Investment Practices
Borrowings	33 1/3
Cross Hedging of Currencies	•
Currency Swaps*	•
Custodial Receipts and Trust Certificates	•
Equity Swaps*	•
Foreign Currency Transactions	•
Futures Contracts and Options on Futures Contracts	•
Investment Company Securities (including exchange traded funds)	10
Options on Foreign Currencies[1]	•
Options on Securities and Securities Indices[2]	•
Unseasoned Companies	•
Preferred Stock, Warrants and Stock Purchase Rights	•
Repurchase Agreements	•
Securities Lending	33 1/3
Short Sales Against the Box	25
When-Issued Securities and Forward Commitments	•

10 Percent of Total Assets (excluding securities lending collateral) (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
Investment Securities
American, European and Global Depositary Receipts	•
Asset-Backed and Mortgage-Backed Securities[3]	•
Bank Obligations[3,4]	•
Convertible Securities[5]	•
Corporate Debt Obligations[3]	•
Equity Investments	80	+
Emerging Country Securities	•
Fixed Income Securities[6]	20
Foreign Securities	•
Foreign Government Securities[3]	•
Non-Investment Grade Fixed Income Securities[3,7]	•
Real Estate Investment Trusts (“REITs”)	•
Structured Securities (which may include equity linked notes)*	•
Temporary Investments	35
U.S. Government Securities[3]	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.

1.	The Fund may purchase and sell call and put options.

2.	The Fund may sell covered call and put options and purchase call and put options.

3.	Limited by the amount the Fund invests in fixed income securities.

4.	Issued by U.S. or foreign banks.

5.	The Fund uses the same rating criteria for convertible and non-convertible debt securities.

6.	Except as noted under “Convertible Securities” and “Non-Investment Grade Fixed Income Securities,” fixed income securities must be investment grade (i.e., rated BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), Baa or higher by Moody’s Investors Services, Inc. (“Moody’s”) or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”).

7.	May be rated BB or lower by Standard & Poor’s, Ba or lower by Moody’s or have a comparable rating by another NRSRO at the time of investment.

3

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Fund and may result in a loss of your investment. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

		Interest	Credit/		Emerging					Investment			Mid Cap and
Fund	NAV	Rate	Default	Foreign	Countries	Derivatives	Management	Liquidity	Market	Style	Stock	Geographic	Small Cap	IPO
Strategic International Equity	•	•	•	•	•	•	•	•	•	•	•	•	•	•

■	NAV Risk—The risk that the net asset value (“NAV”) of the Fund and the value of your investment will fluctuate.

■	Interest Rate Risk—The risk that when interest rates increase, fixed income securities held by the Fund will decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.

■	Credit/Default Risk—The risk that an issuer or guarantor of fixed income securities held by the Fund (which may have low credit ratings) or the counterparty in a derivative instrument, or repurchase agreement, may default on its obligation to pay interest and repay principal.

■	Foreign Risk—The risk that when the Fund invests in foreign securities, it will be subject to risks of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when the Fund invests in issuers located in emerging countries.

■	Emerging Countries Risk—The securities markets of Central and South American, African, Asian, Eastern European and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.

■	Derivatives Risk—The risk that loss may result from the Fund’s investments in options, futures, forwards, swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to the Fund.

■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.

■	Liquidity Risk—The risk that the Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. To meet redemption requests, the Fund may be forced to sell liquid securities, at an unfavorable time and conditions.

Since the Fund may invest in non-investment grade fixed income securities, small and mid-capitalization stocks, REITs and emerging country issuers, it may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

■	Market Risk—The risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

4

PRINCIPAL RISKS OF THE FUND

■	Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

■	Geographic Risk—Concentration of the investments of the Fund in issuers located in a particular country or region will subject the Fund, to a greater extent than if investments were less concentrated, to risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in that country or region.

■	Mid Cap and Small Cap Risk—The securities of small capitalization and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks become.

■	IPO Risk—The risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

More information about the Fund’s portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

5

Fund Performance

     HOW THE FUND HAS PERFORMED

The bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Service Shares from year to year; and (b) how the average annual total returns of the Fund’s Service Shares compare to those of a broad-based securities market index.

The bar chart (including “Best Quarter” and “Worst Quarter” information) and table assume reinvestment of dividends and distributions. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, the Fund’s performance would have been reduced. In addition, performance reflects Fund level expenses but does not reflect the fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced.

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q2 ’07 +4.61% Worst Quarter* Q4 ’07 –1.71%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2007	1 Year	Since Inception
Service Shares (Inception 1/9/2006)	7.86%	11.86%
MSCI® EAFE® Index (unhedged)**	11.63%	16.34%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

**	The unmanaged MSCI® EAFE® Index (unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not reflect any deduction for fees, expenses or taxes. You cannot invest directly in an index.

6

Fund Fees and Expenses
(Service Shares)

This table describes the fees and expenses that you would pay if you buy and hold Service Shares of the Fund.

Strategic
International
Equity
Fund
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None
Annual Fund Operating Expenses[1] (expenses that are deducted from Fund assets):
Management Fees[2]	1.00%
Distribution and Service (12b-1) Fees[3]	0.25%
Other Expenses[4]	0.13%

Total Fund Operating Expenses*	1.38%

1.	The Fund’s annual operating expenses have been restated to reflect a contractual reduction in transfer agent fees from an annual rate of 0.04% to an annual rate of 0.02% of the average daily net assets of the Fund’s Service Shares. The “Total Fund Operating Expenses”’ reflect the expenses that are expected to be incurred for the fiscal year ending December 31, 2008.

2.	The Investment Adviser is entitled to a management fee from the Fund at the annual rate equal to the following percentages of the average daily net assets of the Fund:

Management Fee
Average Daily Net Assets	Annual Rate
First $1 Billion	1.00%
Next $1 Billion	0.90%
Over $2 Billion	0.86%

3.	Participating insurance companies may charge other fees to their customers who are beneficial owners of Service Shares in connection with their customers’ accounts. Such fees may affect the return customers realize with respect to their investments.

4.	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.02% of the average daily net assets of the Fund’s Service Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) equal on an annualized basis to 0.164% of the Fund’s average daily net assets. The expense reductions may be modified or terminated at any time at the option of the Investment Adviser without shareholder approval.

Example

The following Example is intended to help you compare the cost of investing in the Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds.

Surrender charges, mortality and expense risk fees and other charges may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies and are not reflected in the Table above and Example below. These fees should be described in the participating insurance companies’ prospectuses. Such fees or charges would reduce the return you may realize with respect to your investments.

The Example assumes that you invest $10,000 in Service Shares of the Fund for the time periods indicated and then redeem all of your Service Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years
Strategic International Equity	$140	$437	$755	$1,657

Certain participating insurance companies that invest in Service Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact such organizations for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain participating insurance companies that invest in Service Shares may receive other compensation in connection with the sale and distribution of Service Shares or for services to their customers’ accounts and/or the Fund. For additional information regarding such compensation, see “Service Providers” in the Prospectus and “Payments to Intermediaries” in the SAI.

7

Service Providers

     INVESTMENT ADVISER

Investment Adviser

Goldman Sachs Asset Management International (“GSAMI”) Christchurch Court 10-15 Newgate Street London, England EC1A 7HD

GSAMI, regulated by the Financial Services Authority and a registered investment adviser since 1991, is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of December 31, 2007, Goldman Sachs Asset Management (“GSAM”), including its investment advisory affiliates, one of which is GSAMI, had assets under management of $763 billion.

The Investment Adviser provides day-to-day advice regarding the Fund’s portfolio transactions. The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Fund:

■	Supervises all non-advisory operations of the Fund

■	Provides personnel to perform necessary executive, administrative and clerical services to the Fund

■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and SAIs and other reports filed with the SEC and other regulatory authorities

■	Maintains the records of the Fund

■	Provides office space and all necessary office equipment and services

     MANAGEMENT FEE

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to a fee, computed daily and payable monthly, at an annual rate listed below (as a percentage of the Fund’s average daily net assets):

Actual Rate For the
	Contractual	Average Daily	Fiscal Year Ended
Fund	Rate	Net Assets	December 31, 2007
Strategic International Equity	1.00%	First $1 Billion	1.00%
	0.90%	Next $1 Billion
	0.86%	Over $2 Billion

The Investment Adviser may voluntarily waive a portion of its management fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund in 2007 is available in the Fund’s semi-annual report dated June 30, 2007.

The Investment Adviser, distributor, and/or their affiliates may, from time to time, pay compensation from their own assets (and not as an additional charge to the Fund) to participating insurance companies for administrative services that such companies provide to their variable annuity and variable life insurance contract owners who are invested in the Fund and for other purposes. In addition, the Investment Adviser, distributor, and/or their affiliates may pay compensation from their own assets (and not as an additional charge to the Fund) to various securities dealers (including affiliates of participating insurance companies) (“Intermediaries”) that distribute variable annuity contracts and/or variable life insurance contracts of such companies in connection with the sale, distribution and/or servicing of such contracts. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Fund and other Goldman Sachs Funds, which may consist of payments relating to funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Fund and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by the Investment Adviser, distributor and/or their affiliates may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid

8

SERVICE PROVIDERS

for these services by the Fund. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. Please refer to the “Payments to Intermediaries” section of the SAI for more information about these payments.

The payments made by the Investment Adviser, Distributor and/or their affiliates may differ for different participating insurance companies and Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative, salesperson or participating insurance company to highlight, feature, offer or recommend the Fund based, at least in part, on the level of compensation paid. You should contact your participating insurance company or Intermediary for more information about the payments they receive and any potential conflicts of interest.

     FUND MANAGERS

Global Equity Portfolio Management Team

■	Investment research based in United Kingdom, Hong Kong, United States, India, China, Korea, Japan and Singapore. Local presence is a key to the Investment Adviser’s fundamental research capabilities
■	Team manages over $22 billion in international assets for retail, institutional and high net worth clients

■	Focus on bottom-up stock selection as main driver of returns, though the team leverages the currency and risk management capabilities of GSAMI

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Eileen Rominger Managing Director, Co-Chief Investment Officer, Global Equity Co-Chief Investment Officer, Value Equity	Portfolio Manager— Strategic International Equity	Since 2008	Ms. Rominger joined the Investment Adviser as a portfolio manager and Chief Investment Officer of the Value team in August 1999. Ms. Rominger became Co-Chief Investment Officer of Global Equity in 2008. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.

Mark Beveridge, CFA Managing Director, Co-Chief Investment Officer, Global Equity	Portfolio Manager— Strategic International Equity	Since 2004	Mr. Beveridge joined the Investment Adviser in December 2004 as Chief Investment Officer of the Global Equity business which encompasses the Global/International, European, Asia ex Japan, Emerging Markets and Japan strategies. Prior to joining the Investment Adviser, he spent 19 years at Franklin Templeton, where he was Executive Vice President and Senior Portfolio Manager responsible for ex-US portfolios.

William Howard, CFA Managing Director Head of Pacific Asia Equity	Portfolio Manager— Strategic International Equity	Since 2005	Mr. Howard joined the Investment Adviser in January 2005 as a portfolio manager. He is also Director of Research for Global Equity. From 1993 to 2004 he was a Portfolio Manager at Franklin Templeton responsible for ex-US portfolios.

Maria Gordon, CFA Managing Director, Head of Global Emerging Markets	Portfolio Manager— Strategic International Equity	Since 2007	Ms. Gordon joined the Investment Adviser as a research analyst for the emerging markets equities team in September 1998. She was named a portfolio manager in November 2001 and became the Co-Head of Global Emerging Markets Equities Strategy in March 2003.

Edward Perkin, CFA Vice President Head of European Equity	Portfolio Manager— Strategic International Equity	Since 2008	Mr. Perkin joined the Investment Adviser as a research analyst in June 2002 and became a portfolio manager in July 2004. He became Head of the European Equity Team in 2008. From August 2000 to May 2002, he gained investment research experience at Gabelli Asset Management and Fidelity Advisors while attending business school. From August 1997 to May 2000, he was a senior research analyst at FiServe.

Mark Beveridge and Eileen Rominger serve as Co-Chief Investment Officers (“CIOs”) of GSAM’s Global Equity team and Mr. Beveridge also serves as CIO of GSAMI’s Global/EAFE strategies. As Co-CIOs, Mr. Beveridge and Ms. Rominger are ultimately responsible for the composition of the Fund’s structure at both the stock and industry level. Each portfolio manager is responsible for liaising with research analysts around the world, promoting his or her stock selection ideas to the other members of the team and debating their inclusion in the portfolio.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.

9

     DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of the Fund’s shares. Goldman Sachs, 71 S. Wacker Drive, Chicago, Illinois 60606, also serves as the Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

     ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES
     AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Fund or limit the Fund’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may adversely impact the Fund. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Fund, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend the Fund or who engage in transactions with or for the Fund. For more information about conflicts of interest, see the SAI.

Under a securities lending program approved by the Trust’s Board of Trustees, the Trust may retain an affiliate of the Investment Adviser to serve as a securities lending agent for the Fund to the extent that the Fund engages in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. The Board of Trustees periodically reviews all portfolio securities loan transactions for which the affiliated lending agent has acted as lending agent. In addition, the Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions, in accordance with applicable law.

10

Dividends

Dividends from investment company taxable income and distributions from net realized capital gains (if any) are declared and paid by the Fund at least annually. Over the course of the year, accrued and paid dividends and distributions will equal all or substantially all of the Fund’s investment company taxable income and net realized capital gains. All dividends paid on Service Shares will be automatically reinvested in additional Service Shares of the Fund at the NAV of such shares on the payment date, unless an insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of the Fund’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period in accordance with good accounting practice.

11

Shareholder Guide

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Fund’s Service Shares.

How Can I Purchase Or Sell Service Shares Of The Fund?
Service Shares of the Fund are not sold directly to the public. Instead, Fund shares are sold to separate accounts that fund variable annuity and variable life insurance contracts issued by participating insurance companies. You may purchase or sell (redeem) shares of the Fund through variable annuity contracts and variable life insurance policies offered through the separate accounts. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the participating insurance companies. You should refer to those prospectuses for information on how to purchase a variable annuity contract or variable life insurance policy, how to select a specific Fund as an investment option for your contract or policy and how to redeem monies from the Fund.

The separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectus describing the variable annuity contracts and variable life insurance policies issued by the participating insurance companies) to be effected on that day pursuant to variable annuity contracts and variable life insurance policies.

Shares of the Fund may be purchased by separate accounts of both affiliated and unaffiliated participating insurance companies in order to fund both variable annuity and variable life insurance contracts, and also may be purchased by qualified plans. This may present certain conflicts of interests among variable annuity owners, variable life insurance policy owners and plan investors. The Trust’s Board of Trustees will monitor the Trust for the existence of any material irreconcilable conflict of interest. The Trust currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies arising from the fact that interests of the holders of variable annuity contracts and variable life insurance policies may differ due to differences of tax treatment or other considerations or due to conflicts among the participating insurance companies. If, however, a material unreconcilable conflict arises between the holders of variable annuity contracts and variable life insurance policies of participating insurance companies, a participating insurance company may be required to withdraw the assets allocable to some or all of the separate accounts from the Fund. Any such withdrawal could disrupt orderly portfolio management to the potential detriment of such holders.

Shares of the Fund (and other existing and new funds that might b e added to the Trust) may also be offered to:

■	Unregistered separate accounts of various participating insurance companies through which variable annuity contracts and variable life insurance policies are sold in non-public offerings.
■	Unregistered separate accounts of various participating insurance companies through which variable annuity contracts and variable life insurance policies are offered exclusively to qualified pension and profit-sharing plans and/or certain governmental plans.
■	Qualified pension and profit-sharing plans. The Trust does not currently anticipate offering shares directly to such plans.

In addition to Service Shares, the Fund offers another class of shares. This other share class is subject to different fees and expenses (which affect performance) and is entitled to different services than Service Shares. Information regarding this other share class can be obtained from Goldman Sachs by calling the number on the back cover of this Prospectus.

How Are Shares Priced?
Service Shares of the Fund are purchased and sold at the Fund’s next determined NAV for its Service Share Class after the Fund receives the order in proper form. Each Class calculates NAV for a share class as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class) Number of the Outstanding Shares of the Class

The Fund’s investments are valued based on market quotations or if market quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined in good faith under procedures established by the Trustees.

Since the Fund invests a significant portion of assets in foreign equity securities, “fair value” prices are provided by an independent fair value service in accordance with the fair value procedures approved by the Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value price for a particular security or if the price does not meet the established criteria for the Fund, the Fund will price that security at the most recent closing price for that security on its principal exchange.

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices

12

SHAREHOLDER GUIDE

of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could effect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

Please note the following with respect to the price at which your transactions are processed:

■	NAV per share of each share class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.

■	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.

■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into the Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than its regularly scheduled closing time. In the event the New York Stock Exchange does not open for business, the Trust may, but is not required to, open the Fund for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during this situation, please call 1-800-621-2550.

Foreign securities may trade in their local markets on days the Fund is closed. As a result, if the Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

Do I Have To Pay Any Fees When Purchasing Or Selling Service Shares Of The Fund?
The Fund does not charge any fees when it sells or redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. These fees should be described in the participating insurance companies’ prospectuses.

What Else Should I Know About Service Share Purchases And Redemptions?
The Trust reserves the right to:

■	Suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC.
■	Suspend the offering of shares for a period of time.
■	Reject any purchase order.

■	Close the Fund to new investors from time to time and reopen the Fund whenever it is deemed appropriate by the Fund’s Investment Adviser.

Orders received by the Trust are effected on business days. The separate accounts purchase and redeem shares of the Fund at the Fund’s NAV per share calculated as of the day an order is received by the insurance company although such purchases and redemptions may be executed the next morning. Redemption proceeds paid by wire transfer will normally be wired in federal funds on the next business day after the Trust receives actual notice of the redemption order (for a total of one business day delay), but may be paid up to three business days after receipt of actual notice of the order.

Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will

13

not be liable for any loss resulting from rejected purchase or exchange orders.

What Types Of Reports Will I Be Sent Regarding Investments In The Fund?
As a holder of a variable annuity contract or variable life insurance policy, you will receive annual shareholder reports containing audited financial statements and semi-annual shareholder reports from your participating insurance company.

What Are The Fund’s Voting Procedures?
Participating insurance companies, not the owners of the variable annuity contracts or variable life insurance policies or participants therein, are shareholders of the Fund. To the extent required by law:

■	The participating insurance companies will vote Fund shares held in the separate accounts in a manner consistent with timely voting instructions received from the holders of variable annuity contracts and variable life insurance policies.
■	The participating insurance companies will vote Fund shares held in the separate accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares they own, in the same proportion as those shares for which voting instructions are received.

It is anticipated that Fund shares held by unregistered separate accounts or qualified plans generally will be voted for or against any proposition in the same proportion as all other Fund shares are voted unless the unregistered separate account’s participating insurance company or the plan makes other arrangements.

Additional information concerning voting rights of the participants in the separate accounts is more fully set forth in the prospectus relating to those accounts issued by the participating insurance companies.

     RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemption of shares in the Fund and does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the Fund. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of the Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any participating insurance company or other investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to the Fund. In making this judgement, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market-timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Goldman Sachs reviews on a regular, periodic basis available information relating to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, Goldman Sachs detects excessive, short term trading. Goldman Sachs is authorized to reject or restrict a purchase or exchange request and may further seek to close an investor’s account with the Fund. Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares are generally held through omnibus arrangements maintained by participating insurance companies or other intermediaries. Omnibus accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors shares are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Fund on a regular basis. A number of these insurance companies or intermediaries may not have the capability or may not be willing or legally able to apply the Fund’s market-timing policies. While Goldman Sachs may monitor share turnover at the omnibus account level, the Fund’s ability to monitor and detect market-timing by shareholders in these omnibus accounts may be limited in certain circumstance, and certain of these insurance

14

SHAREHOLDER GUIDE

companies or intermediaries may charge the Fund a fee for providing certain Shareholder information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market-timing activities. In addition, those inventors who engage in market-timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Fund and Goldman Sachs will be able to identify all those who trade excessively or employ a market-timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by a participating insurance company or intermediary or by certain of their customers. Insurance companies and intermediaries may also monitor their customers’ trading activities in the Fund. The criteria used by insurance companies or intermediaries to monitor for excessive trading may differ from the criteria used by the Fund. If an insurance company or intermediary fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

     DISTRIBUTION SERVICES AND FEES

What Are The Distribution And Service Fees Paid By Service Shares?
The Trust has adopted a distribution and service plan (the “Plan”) under which Service Shares bear distribution and service fees paid to participating insurance companies and Goldman Sachs. If the fees received by Goldman Sachs pursuant to the Plan exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally receives and pays the distribution and service fees on a quarterly basis.

Under the Plan, Goldman Sachs is entitled to a monthly fee from the Fund for distribution services equal, on an annual basis, to 0.25% of the Fund’s average daily net assets attributed to Service Shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

The distribution fees are subject to the requirements of Rule 12b-1 under the Investment Company Act, and may be used (among other things) for:

■	Compensation paid to and expenses incurred by insurance companies and other financial intermediaries, and Goldman Sachs, and their respective officers, employees and sales representatives;

■	Sales commissions;

■	Allocable overhead;

■	Telephone and travel expenses;

■	Interest and other costs associated with the financing of such compensation and expenses;

■	Printing of prospectuses for prospective shareholders;

■	Preparation and distribution of sales literature or advertising of any type; and
■	All other expenses incurred in connection with activities primarily intended to result in the sale of Service Shares.

In addition, the fees may be used for personal and account maintenance services performed and related expenses incurred in connection with Service Shares. Personal and account maintenance services include services relating to assistance to contract owners regarding their investments in Service Shares and responding to contract owner inquiries.

15

Taxation

The Fund is treated as a separate corporate entity for federal tax purposes. The Fund has elected to be treated as a regulated investment company and intends to qualify for such treatment for each taxable year under Subchapter M of Subtitle A, Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”). In addition, the Fund intends to qualify under the Code with respect to the diversification requirements related to variable contracts. Provided that the Fund and a separate account investing in the Fund satisfy applicable tax requirements, the Fund will not be subject to federal tax and any distributions from the Fund to the separate accounts will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or a variable life insurance contract.

Persons investing in variable annuity or variable life insurance contracts should refer to the prospectuses with respect to such contracts for further information regarding the tax treatment of the contracts and the separate accounts in which the contracts are invested.

16

Appendix A
Additional Information on Portfolio Risks,
Securities and Techniques

     A.  GENERAL PORTFOLIO RISKS

The Fund will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that the Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Fund may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility.

To the extent it invests in fixed income securities, the Fund will also be subject to the risks associated with fixed income securities. These risks include interest rate risk, credit/default risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that an issuer or guarantor could default on its obligations, and the Fund will not recover its investment. Call risk and extension risk are normally present in mortgage-backed and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities, such as securities backed by car loans.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Fund and its shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Fund’s historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives, and all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.

     B.  OTHER PORTFOLIO RISKS

Risks of Investing in Small Capitalization and Mid-Capitalization Companies. The Fund may, to the extent consistent with its investment policies, invest in small and mid-capitalization companies. Investments in small and mid-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in these particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small and mid-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for

17

management; and may be susceptible to losses and risks of bankruptcy. Small and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Derivative Investments. The Fund may invest in derivative instruments including without limitation, options, futures, options on futures, swaps, structured securities and forward contracts and other derivatives relating to foreign currency transactions. Investments in derivative instruments may be for both hedging and nonhedging purposes (that is, to seek to increase total return, although suitable derivative instruments may not always be available to the Investment Adviser for these purposes). Losses from investments in derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolio risks through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge certain portfolio risks. Investing for nonhedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Foreign Investments. The Fund will make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of the Fund’s assets in one or a few countries and currencies will subject the Fund to greater risks than if the Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by the Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control

18

APPENDIX A

the repayment of the debt may be unable or unwilling to repay principal or pay interest when due in accordance with the terms of such debt, and the Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) or other similar instruments representing securities of foreign issuers. ADRs, EDRs and GDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs are traded primarily outside of the United States. Prices of ADRs are quoted in U.S. dollars. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Emerging Countries. The Fund may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia, Africa, Eastern Europe and Central and South America. The Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries) the Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.

19

The Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to the Fund from an investment in issuers in such countries to the Fund.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). The Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.

The Fund’s use of foreign currency management techniques in emerging countries may be limited. The Investment Adviser currently anticipates that a significant portion of the Fund’s currency exposure in emerging countries may not be covered by these techniques.

Risk of Equity Swap Transactions. Equity swaps are two party contracts entered into primarily by institutional investors. In a standard “swap” transaction, the parties agree to pay or exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset (or group of assets) which may be adjusted for transaction costs, interest payments, dividends paid on the reference asset or other factors. The gross returns to be paid or “swapped” between the parties are generally calculated with respect to a “notional amount,” for example, the increase or decrease in value of a particular dollar amount invested in the asset.

Equity swaps may be structured in different ways. For example, when the Fund takes a long position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, the Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock. Therefore, in this case the return to the Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Fund on the notional amount. In other cases, when the Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular stock (or group of stocks) short, less the dividend expense that the Fund would have paid on the stock, as adjusted for interest payments or other economic factors.

Under an equity swap, payments may be made at the conclusion of the equity swap or periodically during its term. Sometimes, however, the Investment Adviser may be able to terminate a swap contract prior to its term, subject to any potential termination fee that is in addition to the Fund’s accrued obligations under the swap. Equity swaps will be made in the over-the-counter market and will be entered into with a counterparty that typically will be an investment banking firm, broker-dealer or bank.

Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict future market trends, the values of assets or economic factors, the Fund may suffer a loss, which may be substantial.

Risks of Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable

20

APPENDIX A

■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of the Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Securities purchased by the Fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, markets events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more securities in the Fund’s portfolio become illiquid, the Fund may exceed its 15 percent limitation in illiquid securities. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15 percent of the Fund’s net assets, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

In cases where no clear indication of the value of the Fund’s portfolio securities is available, the portfolio securities will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. For more information on fair valuation, please see “Shareholder Guide—How Are Shares Priced?”

Credit/Default Risks. Debt securities purchased by the Fund may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.

Debt securities rated BBB or higher by Standard & Poor’s or Baa or higher by Moody’s or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. A security satisfies the Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies the Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of the security, is in the best interest of the Fund and its shareholders.

The Fund may invest in fixed income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in the Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Geographic Risks. The Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in a particular foreign country or region. Concentration of the Fund’s investments in such issuers will

21

subject the Fund, to a greater extent than if investment was more limited, to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in that country or region.

Temporary Investment Risks. The Fund may, for temporary defensive purposes, invest its assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year
■	Cash items

When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

Risks of Initial Public Offerings (“IPOs”).The Fund may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Risk of Large Shareholder Redemptions. Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these participating insurance companies or accounts of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may negatively impact the Fund’s brokerage and tax costs.

     C.  PORTFOLIO SECURITIES AND TECHNIQUES

This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. The Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the SAI, which is available upon request.

U.S. Government Securities. The Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

Custodial Receipts and Trust Certificates. The Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other types of securities in which the Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes, the Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust

22

APPENDIX A

certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of “credit enhancement.” However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution rate. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations, and under certain interest rate and payment scenarios, the Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. The Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to market conditions impacting asset-backed securities more generally.

Bank Obligations. The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability

23

and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Corporate Debt Obligations. The Fund may invest in corporate debt obligations and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. The Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Convertible Securities. The Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which the Fund invests are subject to the same rating criteria as its other investments in fixed income securities. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Structured Securities. The Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act of 1940, as amended (the “Act”). As a result, the Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.

Structured securities include, but are not limited to, equity linked notes. An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. For example, a note may guarantee the repayment of the original principal amount invested (even if the underlying linked securities have negative performance during the note’s term), but may cap the maximum payment at maturity at a certain percentage of the issuance price or the return of the underlying linked securities. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of the Fund’s investment objective and policies.

Foreign Currency Transactions. The Fund may, to the extent consistent with its investment policies, purchase or sell

24

APPENDIX A

foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. The Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the Fund may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. The Fund may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

The Fund may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. The Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate that the foreign currency will appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, the Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

As an investment company registered with the SEC, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in forward currency contracts.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. The Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. The Fund may also, to the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Fund’s transaction costs. Options written or purchased by the Fund may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks. When writing an option, the Fund, as an investment company registered with the SEC, must “set aside” (also referred to as “asset segregation”) liquid assets, or engage in other appropriate measures to “cover” its obligation under the option contract.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Fund may engage in futures transactions on U.S. and foreign exchanges.

The Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent the Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and

25

duration in accordance with its investment objective and policies. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Fund.

Futures contracts and related options present the following risks:

■	While the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.
■	The loss incurred by the Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

The Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in futures contracts and options on futures contracts. In the case of futures contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the futures contracts.

Preferred Stock, Warrants and Rights. The Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. The Fund may invest in securities of other investment companies, including exchange traded funds (ETFs) such as iSharesSM, subject to statutory limitations prescribed by the Act. These limitations include in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs.

The use of ETFs is intended to help the Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to

26

APPENDIX A

conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Fund may invest in other investment companies and money market funds beyond the statutory limits described above. Some of those investment companies and money market funds may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Unseasoned Companies. The Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Equity Swaps. The Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, the Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, the Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, the Fund may be unable to terminate its obligations when desired. When entering into swap contracts, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the swap contract.

When-Issued Securities and Forward Commitments. The Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of its repurchase obligation.

If the other party or “seller” defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

The Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into

27

a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. The Fund may engage in securities lending. Securities lending involves the lending of securities owned by the Fund to financial institutions such as certain broker-dealers, including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by the Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, its affiliates or State Street or its affiliates and from which the Investment Adviser or its affiliates or State Street or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral). Loan collateral (including any investment of that collateral) is not subject to the percentage limitations or nonfundamental investment policies described elsewhere in this Prospectus regarding investments in fixed income instruments and cash equivalents.

The Fund may lend its securities to increase its income. The Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Short Sales Against-the-Box. The Fund may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Borrowings. The Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of their total assets for temporary or emergency purposes. The Fund may not make additional investments if borrowings exceed 5% of its total assets.

Currency Swaps. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies.

The Fund may enter into currency swap transactions for hedging purposes or to seek to increase total return. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used. When entering into swap contracts, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the swap contract.

REITs. The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

28

Appendix B
Financial Highlights

Strategic International Equity Fund—Service Shares

The financial highlights table is intended to help you understand the Fund’s financial performance for the past fiscal year and fiscal period. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total return reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. If total return reflected all of those fees and expenses, total return would be reduced. The information for the fiscal year ended December 31, 2007 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report (available upon request). The information for the fiscal period ended December 31, 2006 has been audited by the Fund’s former independent registered public accounting firm.

Ratios assuming no
		Income from															expense reductions
		investment operations													Ratio of				Ratio of
			Net			Distributions to shareholders						Net	Ratio of		net		Ratio of		net
	Net asset		realized				From		Net asset			assets,	net		investment		total		investment
	value,	Net	and		Total from	From net	net		value,			end	expenses		income to		expenses		income		Portfolio
	beginning	investment	unrealized		investment	investment	realized	Total	end of	Total		of period	to average		average		to average		to average		turnover
	of period	income(a)	gain		operations	income	gain	distributions	period	return(b)		(in 000s)	net assets		net assets		net assets		net assets		rate

For the Years Ended December 31,
2007	$14.49	$0.20	$0.92		$1.12	$(0.21)	$(1.64)	$(1.85)	$13.76	7.86%		$225,901	1.18	%(c)	1.30	%(c)	1.41	%(c)	1.07	%(c)	134%
2006(d)	12.71	0.22	1.78	(e)	2.00	(0.22)	—	(0.22)	14.49	15.74	(f)	260,251	1.17	(g)	1.68	(g)	1.41	(g)	1.44	(g)	76

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period/year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period/year. Total returns for periods less than one full year are not annualized.

(c)	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately 0.02% of average net assets.

(d)	Service Share Class commenced on January 9, 2006.

(e)	Reflects an increase of $0.05 due to payments by previous investment manager of a merged fund to compensate for possible adverse affects of the trading activity by certain contract holders of the acquired fund prior to January 9, 2006.

(f)	Performance has not been restated to reflect the impact of payments by previous investment manager of a merged fund recorded during the period related to (e) above. If restated, the performance would have been 15.26% for Service Share Class.

(g)	Annualized.

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Goldman Sachs Variable Insurance Trust—
Strategic International Equity Fund Prospectus
(Service Shares)

     FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Your insurance company will provide you with annual and semi-annual reports if the Fund serves as the investment vehicle for your variable annuity contract or variable life insurance policy.

Statement of Additional Information
Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Fund’s annual and semi-annual reports, and the SAI, are available free upon request by calling Goldman Sachs at 1-800-621-2550. You can also access and download the annual and semi-annual reports and the SAI at the Fund’s website: http://www.goldmansachsfunds.com.

To obtain other information and for shareholder inquiries:

■	By telephone – 1-800-621-2550
■	By mail – Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606-6306
■	On the Internet – SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Trust documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Trust documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090.

The Trust’s investment company registration number is 811-08361.
GSAM® is a registered service mark of Goldman, Sachs & Co.

VITINTPROSVC

Prospectus

Service
Shares

April 30, 2008

GOLDMAN SACHS VARIABLE INSURANCE TRUST

■	Goldman Sachs Government Income Fund

Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN THE FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as investment adviser to the Government Income Fund (the “Fund”). GSAM is referred to in this Prospectus as the “Investment Adviser.”

Goldman Sachs Variable Insurance Trust (the “Trust”) offers shares of the Fund to separate accounts of participating insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Service Shares of the Trust are not offered directly to the public. The participating insurance companies, not the owners of the variable annuity contracts or variable life insurance policies or participants therein, are shareholders of the Fund. The Fund pools the monies of these separate accounts and invest these monies in portfolios of securities pursuant to the Fund’s stated investment objective.

The investment objective and policies of the Fund are similar to the investment objectives and policies of other mutual funds that the Investment Adviser manages. Although the objectives and policies may be similar, the investment results of the Fund may be higher or lower than the results of such other mutual funds. The Investment Adviser cannot guarantee, and makes no representation, that the investment results of similar funds will be comparable even though the funds have the same Investment Adviser.

     FIXED INCOME STYLE FUND

Goldman Sachs’ Fixed Income Investing Philosophy:
Global fixed income markets are constantly evolving and are highly diverse—with myriad countries, currencies, sectors, issuers and securities. We believe inefficiencies in these complex markets cause bond prices to diverge from their fair value for periods of time. To capitalize on these inefficiencies and generate consistent risk-adjusted performance, we believe it is critical to:

■	Thoughtfully combine diversified sources of return by employing multiple investment strategies
■	Take a global perspective to uncover relative value opportunities
■	Employ focused specialist teams to identify short-term mispricings and incorporate long-term views
■	Emphasize a risk-aware approach

The Investment Adviser’s Fixed Income investment process seeks to maximize risk-adjusted total returns by utilizing a diverse set of investment strategies. The process revolves around four key elements:

1. Developing a long-term risk budget—Lead portfolio managers (“Portfolio Team”) are responsible for the overall results of the Fund. They set the strategic direction of the Fund by establishing a “risk budget.” The “risk budget” for the Fund is the range the portfolio managers will allow the Fund to deviate from its benchmark with respect to sector allocations, country allocations, securities selection, and, to a lesser extent, duration. Following careful analysis of risk and return objectives, they allocate the overall risk budget to each component strategy to optimize potential return.

2. Generating investment views and strategies—Within the parameters of the risk budget, our Top-down and Bottom-up Strategy Teams (collectively, “Strategy Teams”) generate investment ideas within their areas of specialization. The Top-down Strategy Teams are responsible for Cross-Sector, Duration, Country and Currency decisions and are deliberately small to ensure creativity and expedite decision-making and execution. Concurrently, Bottom-up Strategy Teams, comprised of sector specialists, formulate sub-sector allocation and security selection decisions.

3. Implementing portfolios—The Strategy Teams trade the securities within their area of expertise, while the Portfolio Team oversees the portfolio construction process. In this way, the Fund benefits from the “Best Ideas” generated by the Strategy Teams and trades remain consistent with risk and return objectives.

4. Monitoring strategies—The Portfolio Team is responsible for monitoring the Fund to ensure the most optimal mix of strategies. In addition, the Top-down and Bottom-up Strategy Teams review the strategies within their areas of specialization.

With every fixed income portfolio, the Investment Adviser applies a team approach that emphasizes risk management and capitalizes on Goldman Sachs’ extensive research capabilities.

References in this Prospectus to the Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how the Fund is managed.

1

Fund Investment Objective and Strategies

Goldman Sachs
Government Income Fund

FUND FACTS

Duration* (under normal interest rate conditions):	Target = Lehman Brothers Government/Mortgage Index plus or minus 1 year

Expected Approximate Interest Rate Sensitivity:	5-year U.S. Treasury note

Credit Quality:	U.S. Government Securities; non- U.S. Government Securities rated AAA or Aaa by a nationally recognized statistical rating organization (“NRSRO”) at the time of purchase or, if unrated, determined by the Investment Adviser to be of comparable quality

Benchmark:	Lehman Brothers Government/ Mortgage Index

     INVESTMENT OBJECTIVE

The Fund seeks a high level of current income, consistent with safety of principal.

     PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”) and in repurchase agreements collateralized by such securities.** The remainder of the Fund’s Net Assets (up to 20%) may be invested in non-government securities such as privately issued adjustable rate and fixed rate mortgage loans

*	The Fund’s duration approximates its price sensitivity to changes in interest rates. Historically, over the last ten years, the duration of the Lehman Brothers Government/Mortgage Index has ranged between 2.99 and 4.87 years.
**	To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

or other mortgage-related securities (“Mortgage-Backed Securities”), asset-backed securities and corporate securities. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

2

Other Investment Practices and Securities

The tables below identify some of the investment techniques that may (but are not required to) be used by the Fund in seeking to achieve its investment objective. Numbers in the tables show allowable usage only; for actual usage, consult the Fund’s annual/semi-annual reports. For more information about these and other investment practices and securities, see Appendix A. The Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each fiscal quarter subject to a thirty calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, the Fund publishes on its website selected holdings information monthly subject to a ten calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

10 Percent of total assets (including securities lending collateral) (italic type)	Government
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)	Income
• No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund	Fund
Investment Practices
Borrowings	33 1/3
Credit, Interest Rate and Total Return Swaps*	•
Financial Futures Contracts	•
Interest Rate Floors, Caps and Collars	•
Mortgage Dollar Rolls	•
Mortgage Swaps*	•
Options (including Options on Futures)	•
Repurchase Agreements	•
Securities Lending	33 1/3
When-Issued Securities and Forward Commitments	•

10 Percent of total assets (italic type)
10 Percent of net assets (including borrowings for investment purposes) (roman type)
 •   No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund

Investment Securities
Asset-Backed Securities	•
Bank Obligations	•
Corporate Debt Obligations and Trust Preferred Securities	•
Floating and Variable Rate Obligations	•
Mortgage-Backed Securities
Adjustable Rate Mortgage Loans	•
Collateralized Mortgage Obligations	•
Fixed-Rate Mortgage Loans	•
Government Issued Mortgage-Backed Securities	•
Multiple Class Mortgage-Backed Securities	•
Privately Issued Mortgage-Backed Securities	•
Stripped Mortgage-Backed Securities	•
Structured Securities (which may include credit linked notes)*	•
Taxable Municipal Securities	•
Tax-Free Municipal Securities	•
Temporary Investments	•
U.S. Government Securities	80+
Yield Curve Options and Inverse Floating Rate Securities	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.

3

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Fund and may result in a loss of your investment. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

		Credit/		Interest						U.S. Government
Fund	NAV	Default	Derivatives	Rate	Management	Market	Liquidity	Call	Extension	Securities
Government Income Fund	•	•	•	•	•	•	•	•	•	•

■	NAV Risk—The risk that the net asset value (“NAV”) of the Fund and the value of your investment will fluctuate.

■	Credit/Default Risk—The risk that an issuer or guarantor of fixed income securities held by the Fund or the counterparty in a derivative instrument may default on its obligation to pay interest and repay principal.

■	Derivatives Risk—The risk that loss may result from the Fund’s investments in options, futures, forwards, swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to the Fund.

■	Interest Rate Risk—The risk that when interest rates increase, fixed income securities held by the Fund will decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.

■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Market Risk—The risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

■	Liquidity Risk—The risk that the Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. To meet redemption requests, the Fund may be forced to sell liquid securities, at an unfavorable time and conditions.

■	Call Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a Mortgage-Backed Security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.

■	Extension Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a Mortgage-Backed Security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund will also suffer from the inability to invest in higher yielding securities.

■	U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Fund, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

More information about the Fund’s portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

4

Fund Performance

     HOW THE FUND HAS PERFORMED

The bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Service Shares from year to year; and (b) how the average annual total returns of the Fund’s Service Shares compare to those of a broad-based securities market index.

The bar chart (including “Best Quarter” and “Worst Quarter” information) and table assume reinvestment of dividends and distributions. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, the Fund’s performance would have been reduced. In addition, performance reflects Fund level expenses but does not reflect the fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced.

The Fund first began operations as the Allmerica Government Bond Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. In January 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Trust. Performance of the Predecessor AIT Fund prior to the reorganization is not shown because as part of the reorganization the Predecessor AIT Fund changed its investment adviser to GSAM. In addition, the Fund had an investment objective and/or policies which were not identical to those of the Predecessor AIT Fund.

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’07 +3.06% Worst Quarter* Q2 ’07 −0.38%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2007	1 Year	Since Inception
Service Shares (Inception 1/9/06)	7.34%	5.65%
Lehman Brothers Government/Mortgage Index**	7.72%	5.92%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

**	The Lehman Brothers Government/Mortgage Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

5

Fund Fees and Expenses
(Service Shares)

This table describes the fees and expenses that you would pay if you buy and hold Service Shares of the Fund.

Government
Income
Fund
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None
Annual Fund Operating Expenses[1] (expenses that are deducted from Fund assets):
Management Fees[2]	0.54%
Distribution and Service (12b-1) Fees[3]	0.25%
Other Expenses[3]*	0.23%

Total Fund Operating Expenses[4]*	1.02%

*	The “Other Expenses” and “Total Fund Operating Expenses” shown in the table above do not reflect voluntary expense limitations currently in place with respect to the Fund. The Fund’s “Other Expenses” and “Total Fund Operating Expenses,” after application of current expense limitations, are as set forth below. These expense limitations may be modified or terminated at any time at the option of the Investment Adviser and without shareholder approval. If this occurs, the “Other Expenses” and “Total Fund Operating Expenses” shown below would be higher.

Government
Annual Fund Operating Expenses[1]	Income
(expenses that are deducted from Fund assets):	Fund
Management Fees[2]	0.54%
Distribution and Service (12b-1) Fees[3]	0.25%
Other Expenses[4]	0.02%

Total Fund Operating Expenses (after current expense limitations)	0.81%

1.	The Fund’s annual operating expenses have been restated to reflect a contractual reduction in transfer agent fees from an annual rate of 0.04% to an annual rate of 0.02% of the average daily net assets of the Fund’s Service Shares. The “Total Fund Operating Expenses” reflect the expenses that are expected to be incurred for the fiscal year ending December 31, 2008.

2.	The Investment Adviser is entitled to a management fee from the Fund at the annual rate equal to the following percentages of the average daily net assets of the Fund:

Management
Fee
Annual
Average Daily Net Assets	Rate
First $1 Billion	0.54%

Next $1 Billion	0.49%

Over $2 Billion	0.47%

3.	Participating insurance companies may charge other fees to their customers who are beneficial owners of Service Shares in connection with their customers’ accounts. Such fees may affect the return customers realize with respect to their investments.

4.	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.02% of the average daily net assets of the Fund’s Service Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) equal on an annualized basis to 0.004% of the Fund’s average daily net assets. The expense reductions may be modified or terminated at any time at the option of the Investment Adviser without shareholder approval.

Example

The following Example is intended to help you compare the cost of investing in the Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds.

Surrender charges, mortality and expense risk fees and other charges may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies and are not reflected in the Table above and Example below. These fees should be described in the participating insurance companies’ prospectuses. Such fees or charges would reduce the return you may realize with respect to your investments.

The Example assumes that you invest $10,000 in Service Shares of the Fund for the time periods indicated and then redeem all of your Service Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years
Government Income	$104	$325	$563	$1,248

Certain participating insurance companies that invest in Service Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact such organizations for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain participating insurance companies that invest in Service Shares may receive other compensation in connection with the sale and distribution of Service Shares or for services to their customers’ accounts and/or the Fund. For additional information regarding such compensation, see “Service Providers” in the Prospectus and “Payments to Intermediaries” in the SAI.

6

Service Providers

     INVESTMENT ADVISER

Investment Adviser

Goldman Sachs Asset Management, L.P. (“GSAM”) 32 Old Slip New York, New York 10005

GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of December 31, 2007, GSAM, including its investment advisory affiliates, had assets under management of $763 billion.

The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Fund:

■	Supervises all non-advisory operations of the Fund

■	Provides personnel to perform necessary executive, administrative and clerical services to the Fund

■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and SAIs and other reports filed with the SEC and other regulatory authorities

■	Maintains the records of the Fund

■	Provides office space and all necessary office equipment and services

     MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to a fee, computed daily and payable monthly, at the annual rates listed below (as a percentage of the Fund’s average daily net assets):

			Actual Rate
			For the Fiscal
			Year Ended
	Contractual	Average Daily	December 31,
Fund	Rate	Net Assets	2007
Government Income	0.54%	First $1 Billion
	0.49%	Next $1 Billion	0.54%
	0.47%	Over $2 Billion

The Investment Adviser may voluntarily waive a portion of its management fees from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund in 2007 is available in the Fund’s semi-annual report dated June 30, 2007.

The Investment Adviser, distributor, and/or their affiliates may, from time to time, pay compensation from their own assets (and not as an additional charge to the Fund) to participating insurance companies for administrative services that such companies provide to their variable annuity and variable life insurance contract owners who are invested in the Fund and for other purposes. In addition, the Investment Adviser, distributor, and/or their affiliates may pay compensation from their own assets (and not as an additional charge to the Fund) to various securities dealers (including affiliates of participating insurance companies) (“Intermediaries”) that distribute variable annuity contracts and/or variable life insurance contracts of such companies in connection with the sale, distribution and/or servicing of such contracts. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Fund and other Goldman Sachs Funds, which may consist of payments relating to funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Fund and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests

7

and/or promotions. The additional payments by the Investment Adviser, distributor and/or their affiliates may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services by the Fund. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. Please refer to the “Payments to Intermediaries” section of the SAI for more information about these payments.

The payments made by the Investment Adviser, distributor and/or their affiliates may differ for different participating insurance companies and Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative, salesperson or participating insurance company to highlight, feature, offer or recommend the Fund based, at least in part, on the level of compensation paid. You should contact your participating insurance company or Intermediary for more information about the payments they receive and any potential conflicts of interest.

8

SERVICE PROVIDERS

     FUND MANAGERS

Fixed Income Portfolio Management Team

■	The investment process revolves around four groups: the Fixed Income Strategy Group, the Top-Down Strategy Team, the Bottom-up Strategy Team and the Portfolio Teams.

■	These teams strive to maximize risk-adjusted returns by de-emphasizing interest rate anticipation and focusing on security selection and sector allocation.

■	As of December 31, 2007, the team had assets under management of approximately $223 billion in municipal and taxable fixed income assets for retail, institutional and high net worth clients.

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Jonathan Beinner Managing Director and Co-Head U.S. and Global Fixed Income Teams	Senior Portfolio Manager— Fixed Income Group	Since 2000	Mr. Beinner joined the Investment Adviser in 1990 and became a portfolio manager in 1992. He became Co-Head of the U.S. and Global Fixed Income Teams in 2002.

Tom Kenny Managing Director and Co-Head U.S. and Global Fixed Income Teams	Senior Portfolio Manager— Fixed Income Group	Since 2000	Mr. Kenny joined the Investment Adviser in 1999 as a senior portfolio manager. Previously, he spent 13 years at Franklin Templeton where he was a portfolio manager of high yield municipal and municipal funds, Director of Municipal Research and Director of the Municipal Bond Department. He became Co-Head of the U.S. and Global Fixed Income Teams in 2002.

James B. Clark Managing Director, Co-Head U.S. Fixed Income Team	Senior Portfolio Manager— Government Income	Since 2006	Mr. Clark joined the Investment Adviser in 1994 as a portfolio manager after working as an investment manager in the mortgage-backed securities group at Travelers Insurance Company.

Christopher Sullivan Managing Director, Co-Head U.S. Fixed Income Team	Senior Portfolio Manager— Government Income	Since 2006	Mr. Sullivan joined the Investment Adviser in 2001 as a portfolio manager and as Co-Head of the U.S. Fixed Income Team. Since 1997, he was a senior member of the account management group of Pacific Investment Management Company (PIMCO). Prior to joining PIMCO, he was an equity portfolio manager for Hawaiian Trust Company for three years.

James McCarthy Managing Director	Portfolio Manager— Government Income	Since 2006	Mr. McCarthy joined the Investment Adviser in 1995 after working for Nomura Securities as a mortgage backed securities trader.

Thomas D. Teles Managing Director Head of MBS/ABS Team	Portfolio Manager— Government Income	Since 2006	Mr. Teles joined the Investment Adviser in 2000. Prior to his current position, he worked for three years as a mortgage trader and in the research department for Goldman, Sachs & Co.

Mark Van Wyk Vice President Co-Head of Government/Agency Team	Portfolio Manager— Government Income	Since 2006	Mr. Van Wyk joined the Investment Adviser in 1994 and specializes in U.S. government and financial derivatives. He worked with an options trading firm prior to joining the Investment Adviser.

Peter D. Dion Vice President	Portfolio Manager— Government Income	Since 2006	Mr. Dion joined the Investment Adviser in 1992. From 1994 to 1995 he was an associate portfolio manager. He became a portfolio manager in 1995.

Jonathan Beinner serves as the Chief Investment Officer for the Global and US Fixed Income Portfolio Management Team. Alongside Tom Kenny, he Co-Heads the Global and US Fixed Income Team and is responsible for high-level decisions pertaining to portfolios across multiple strategies. The Fixed Income Strategy Teams are organized into a series of specialist teams that focus on generating and implementing investment ideas within their area of expertise. Both top-down and bottom-up decisions are made by these small strategy teams, rather than by one portfolio manager or committee. Ultimate accountability for the portfolio resides with the Portfolio teams, who set the long-term risk budget and oversee the portfolio construction process.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.

9

     DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of the Fund’s shares. Goldman Sachs, 71 S. Wacker Drive, Chicago, Illinois 60606, also serves as the Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

     ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES
     AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Fund or limit the Fund’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may adversely impact the Fund. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Fund, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend the Fund or who engage in transactions with or for the Fund. For more information about conflicts of interest, see the SAI.

10

Dividends

The Fund declares dividends from investment company taxable income and pays them quarterly. Distributions from net realized capital gains (if any) are declared and paid at least annually by the Fund. Over the course of the year, accrued and paid dividends and distributions will equal all or substantially all of the Fund’s investment company taxable income and net realized capital gains. All dividends paid on Service Shares will be automatically reinvested in additional Service Shares of the Fund at the NAV of such shares on the payment date, unless an insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of the Fund’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period in accordance with good accounting practice.

11

Shareholder Guide

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Fund’s Service Shares.

How Can I Purchase Or Sell Service Shares Of The Fund?
Service Shares of the Fund are not sold directly to the public. Instead, Fund shares are sold to separate accounts that fund variable annuity and variable life insurance contracts issued by participating insurance companies. You may purchase or sell (redeem) shares of the Fund through variable annuity contracts and variable life insurance policies offered through the separate accounts. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the participating insurance companies. You should refer to those prospectuses for information on how to purchase a variable annuity contract or variable life insurance policy, how to select a specific Fund as an investment option for your contract or policy and how to redeem monies from the Fund.

The separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectus describing the variable annuity contracts and variable life insurance policies issued by the participating insurance companies) to be effected on that day pursuant to variable annuity contracts and variable life insurance policies.

Shares of the Fund may be purchased by separate accounts of both affiliated and unaffiliated participating insurance companies in order to fund both variable annuity and variable life insurance contracts, and also may be purchased by qualified plans. This may present certain conflicts of interests among variable annuity owners, variable life insurance policy owners and plan investors. The Trust’s Board of Trustees will monitor the Trust for the existence of any material irreconcilable conflict of interest. The Trust currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies arising from the fact that interests of the holders of variable annuity contracts and variable life insurance policies may differ due to differences of tax treatment or other considerations or due to conflicts among the participating insurance companies. If, however, a material unreconcilable conflict arises between the holders of variable annuity contracts and variable life insurance policies of participating insurance companies, a participating insurance company may be required to withdraw the assets allocable to some or all of the separate accounts from the Fund. Any such withdrawal could disrupt orderly portfolio management to the potential detriment of such holders.

Shares of the Fund (and other existing and new funds that might be added to the Trust) may also be offered to:

■	Unregistered separate accounts of various participating insurance companies through which variable annuity contracts and variable life insurance policies are sold in non-public offerings.
■	Unregistered separate accounts of various participating insurance companies through which variable annuity contracts and variable life insurance policies are offered exclusively to qualified pension and profit-sharing plans and/or certain governmental plans.

■	Qualified pension and profit-sharing plans. The Trust does not currently anticipate offering shares directly to such plans.

How Are Shares Priced?
Service Shares of the Fund are purchased and sold at the Fund’s next determined NAV for its Service Share Class after the Fund receives the order in proper form. Each Class calculates its NAV as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class) Number of the Outstanding Shares of the Class

The Fund’s investments for which market quotations are readily available are valued at market value on the basis of quotations furnished by a pricing service or provided by securities dealers. If accurate quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined in good faith based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value.

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could effect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers

12

SHAREHOLDER GUIDE

or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

Please note the following with respect to the price at which your transactions are processed:

■	NAV per share of each share class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed, although certain Fund shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that bond markets remain open for all or part of the day.

■	On any business day when the SIFMA recommends that the bond markets close early, the Fund reserves the right to close at or prior to the SIFMA recommended closing time. If the Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.

■	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.

■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into the Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or bond markets is stopped at a time other than their regularly scheduled closing times. In the event the New York Stock Exchange and/or bond markets do not open for business, the Trust may, but is not required to, open the Fund for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during this situation, please call 1-800-621-2550.

Do I Have To Pay Any Fees When Purchasing Or Selling Service Shares Of The Fund?
The Fund does not charge any fees when it sells or redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. These fees should be described in the participating insurance companies’ prospectuses.

What Else Should I Know About Service Share Purchases And Redemptions?
The Trust reserves the right to:

■	Suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC.
■	Suspend the offering of shares for a period of time.
■	Reject any purchase order.

■	Close the Fund to new investors from time to time and reopen the Fund whenever it is deemed appropriate by the Fund’s Investment Adviser.

Orders received by the Trust are effected on business days. The separate accounts purchase and redeem shares of the Fund at the Fund’s NAV per share calculated as of the day an order is received by the insurance company although such purchases and redemptions may be executed the next morning. Redemption proceeds paid by wire transfer will normally be wired in federal funds on the next business day after the Trust receives actual notice of the redemption order (for a total of one business day delay), but may be paid up to three business days after receipt of actual notice of the order.

Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.

What Types Of Reports Will I Be Sent Regarding Investments In The Fund?
As a holder of a variable annuity contract or variable life insurance policy, you will receive annual shareholder reports

13

containing audited financial statements and semi-annual shareholder reports from your participating insurance company.

What Are The Fund’s Voting Procedures?
Participating insurance companies, not the owners of the variable annuity contracts or variable life insurance policies or participants therein, are shareholders of the Fund. To the extent required by law:

■	The participating insurance companies will vote Fund shares held in the separate accounts in a manner consistent with timely voting instructions received from the holders of variable annuity contracts and variable life insurance policies.
■	The participating insurance companies will vote Fund shares held in the separate accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares they own, in the same proportion as those shares for which voting instructions are received.

It is anticipated that Fund shares held by unregistered separate accounts or qualified plans generally will be voted for or against any proposition in the same proportion as all other Fund shares are voted unless the unregistered separate account’s participating insurance company or the plan makes other arrangements.

Additional information concerning voting rights of the participants in the separate accounts is more fully set forth in the prospectus relating to those accounts issued by the participating insurance companies.

     RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemption of shares in the Fund and does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the Fund. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of the Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any participating insurance company or other investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to the Fund. In making this judgement, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market-timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Goldman Sachs reviews on a regular, periodic basis available information relating to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, Goldman Sachs detects excessive, short term trading. Goldman Sachs is authorized to reject or restrict a purchase or exchange request and may further seek to close an investor’s account with the Fund. Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares are generally held through omnibus arrangements maintained by participating insurance companies or other intermediaries. Omnibus accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors shares are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Fund on a regular basis. A number of these insurance companies or intermediaries may not have the capability or may not be willing or legally able to apply the Fund’s market-timing policies. While Goldman Sachs may monitor share turnover at the omnibus account level, the Fund’s ability to monitor and detect market-timing by shareholders in these omnibus accounts may be limited in certain circumstances, and certain of these insurance companies or intermediaries may charge the Fund a fee for providing certain Shareholder information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market-timing activities. In addition, those inventors who engage in market-timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no

14

SHAREHOLDER GUIDE

assurance that the Fund and Goldman Sachs will be able to identify all those who trade excessively or employ a market-timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by a participating insurance company or intermediary or by certain of their customers. Insurance companies and intermediaries may also monitor their customers’ trading activities in the Fund. The criteria used by insurance companies or intermediaries to monitor for excessive trading may differ from the criteria used by the Fund. If an insurance company or intermediary fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

     DISTRIBUTION SERVICES AND FEES

What Are The Distribution And Service Fees Paid By Service Shares?
The Trust has adopted a distribution and service plan (the “Plan”) under which Service Shares bear distribution and service fees paid to participating insurance companies and Goldman Sachs. If the fees received by Goldman Sachs pursuant to the Plan exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally receives and pays the distribution and service fees on a quarterly basis.

Under the Plan, Goldman Sachs is entitled to a monthly fee from the Fund for distribution services equal, on an annual basis, to 0.25% of the Fund’s average daily net assets attributed to Service Shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

The distribution fees are subject to the requirements of Rule 12b-1 under the Investment Company Act, and may be used (among other things) for:

■	Compensation paid to and expenses incurred by insurance companies and other financial intermediaries, and Goldman Sachs, and their respective officers, employees and sales representatives;

■	Sales commissions;

■	Allocable overhead;

■	Telephone and travel expenses;

■	Interest and other costs associated with the financing of such compensation and expenses;

■	Printing of prospectuses for prospective shareholders;

■	Preparation and distribution of sales literature or advertising of any type; and
■	All other expenses incurred in connection with activities primarily intended to result in the sale of Service Shares.

In addition, the fees may be used for personal and account maintenance services performed and related expenses incurred in connection with Service Shares. Personal and account maintenance services include services relating to assistance to contract owners regarding their investments in Service Shares and responding to contract owner inquiries.

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Taxation

The Fund is treated as a separate corporate entity for federal tax purposes. The Fund has elected to be treated as a regulated investment company and intends to qualify for such treatment for each taxable year under Subchapter M of Subtitle A, Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”). In addition, the Fund intends to qualify under the Code with respect to the diversification requirements related to variable contracts. Provided that the Fund and a separate account investing in the Fund satisfy applicable tax requirements, the Fund will not be subject to federal tax and any distributions from the Fund to the separate accounts will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or a variable life insurance contract.

Persons investing in variable annuity or variable life insurance contracts should refer to the prospectuses with respect to such contracts for further information regarding the tax treatment of the contracts and the separate accounts in which the contracts are invested.

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Appendix A
Additional Information on Portfolio
Risks, Securities and Techniques

     A.  GENERAL PORTFOLIO RISKS

The Fund will be subject to the risks associated with fixed income securities. These risks include interest rate risk, credit/default risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase (although many mortgage related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that the issuer or guarantor could default on its obligations, and the Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans (“ARMs”), Mortgage-Backed Securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities, such as securities backed by car loans.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Fund and its shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Fund’s historical portfolio turnover rates.

The Fund described in this Prospectus has a target duration. The Fund’s duration approximates its price sensitivity to changes in interest rates. For example, suppose that interest rates in one day fall by one percent which, in turn, causes yields on every bond in the market to fall by the same amount. In this example, the price of a bond with a duration of three years may be expected to rise approximately three percent and the price of a bond with a five year duration may be expected to rise approximately five percent. The converse is also true. Suppose interest rates in one day rise by one percent which, in turn, causes yields on every bond in the market to rise by the same amount. In this second example, the price of a bond with a duration of three years may be expected to fall approximately three percent and the price of a bond with a five year duration may be expected to fall approximately five percent. The longer the duration of a bond, the more sensitive the bond’s price is to changes in interest rates. In computing portfolio duration, the Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as “option-adjusted” duration. The Investment Adviser may use futures contracts, options on futures contracts and swaps to manage the Fund’s target duration in accordance with its benchmark. The Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted.

Maturity measures the time until final payment is due; it takes no account of the pattern of a security’s cash flows over time. In calculating maturity, the Fund may determine the maturity of a variable or floating rate obligation according to its interest rate reset date, or the date principal can be recovered on demand, rather than the date of ultimate maturity. Similarly, to the extent that a fixed income obligation has a call, refunding, or redemption provision, the date on which the instrument is expected to be called, refunded or redeemed may be considered to be its maturity date. There is no guarantee that the expected call, refund or redemption will occur, and the Fund’s average maturity may lengthen beyond the Investment Adviser’s expectations should the expected call, refund or redemption not occur.

The Investment Adviser may use derivative instruments, among other things, to manage the duration of the Fund’s investment portfolio in accordance with its target duration. These derivative instruments include financial futures contracts and swap transactions, as well as other types of derivatives, and can be used to shorten and lengthen the duration of the Fund. The Fund’s investments in derivative instruments, including financial futures contracts and swaps, can be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s investments in bonds and other securities. Short-term and long-term realized capital gains distributions paid by the Fund are taxable to its shareholders.

Interest rates, fixed income securities prices, the prices of futures and other derivatives can be volatile, and a variance in the degree of volatility or in the direction of the market from the Investment Adviser’s expectations may produce significant

17

losses in the Fund’s investments in derivatives. In addition, a perfect correlation between a derivatives position and a fixed income security position is generally impossible to achieve. As a result, the Investment Adviser’s use of derivatives may not be effective in fulfilling the Investment Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Financial futures contracts used by the Fund include interest rate futures contracts including, among others, Eurodollar futures contracts. Eurodollar futures contracts are U.S. dollar-denominated futures contracts that are based on the implied forward London Interbank Offered Rate (LIBOR) of a three-month deposit. Further information is included in this Prospectus regarding futures contracts, swaps and other derivative instruments used by the Fund, including information on the risks presented by these instruments and other purposes for which they may be used by the Fund.

The Fund also has credit rating requirements for the securities it buys. The Fund will deem a security to have met its minimum credit rating requirement if the security has the required rating at the time of purchase from at least one NRSRO even though it has been rated below the minimum rating by one or more other NRSROs. Unrated securities may be purchased by the Fund if they are determined by the Investment Adviser to be of comparable quality. A security satisfies the Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies the Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. During this period, the Investment Adviser will only buy securities at or above the Fund’s average rating requirement. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interests of the Fund and its shareholders.

As discussed below, the Fund may invest in credit default swaps, which are derivative investments. When the Fund sells a credit default swap (commonly known as selling protection), the Fund may be required to pay the “notional value” of the credit default swap on a specified security (or group of securities) if the security defaults. The Fund will be the seller of a credit default swap only when the credit of the security is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.

     B.  OTHER PORTFOLIO RISKS

Credit/Default Risks. Debt securities purchased by the Fund may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), domestic corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.

Debt securities rated BBB- or higher by Standard & Poor’s, Baa3 or higher by Moody’s or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB- or Baa3 are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. A security satisfies the Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies the Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of the security, is in the best interest of the Fund and its shareholders.

Risks of Derivative Investments. The Fund may invest in derivative instruments including without limitation, options, futures, options on futures, swaps and structured securities. Investments in derivative instruments may be for both hedging and nonhedging purposes (that is, to seek to increase total return, although suitable derivative instruments may not always be available to the Investment Adviser for these purposes). Losses from investments in derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect

18

APPENDIX A

in its expectation of the timing or level of fluctuations in securities prices or interest rates. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolio risks through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge certain portfolio risks. Investing for nonhedging purposes is considered a speculative practice and presents even greater risk of loss.

Derivative Mortgage-Backed Securities (such as principal-only (“POs”), interest-only (“IOs”) or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securities. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced Mortgage-Backed Securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced Mortgage-Backed Securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

Risks of Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Domestic securities that are not readily marketable

■	Certain municipal leases and participation interests

■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and swap transactions

■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of the Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Securities purchased by the Fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, markets events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more securities in the Fund’s portfolio become illiquid, the Fund may exceed its 15 percent limitation in illiquid securities. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15 percent of the Fund’s net assets, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

In cases where no clear indication of the value of the Fund’s portfolio securities is available, the portfolio securities will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. For more information on fair valuation, please see “Shareholder Guide—How Are Shares Priced?”

Risks of Structured Investment Vehicles. Structured Investment Vehicles (“SIVs”) are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. SIVs are often leveraged and securities issued by SIVs may have differing credit preferences. Investments in SIVs present counterparty risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, less liquid and more difficult to price accurately than other types of investments.

Temporary Investment Risks. The Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities

19

■	Repurchase agreements collateralized by U.S. Government Securities

■	Cash items

When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

Risks of Large Shareholder Redemptions. Certain participating insurance companies, accounts or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these participating insurance companies or accounts of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may negatively impact the Fund’s brokerage and tax costs.

     C.  PORTFOLIO SECURITIES AND TECHNIQUES

This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks.

The Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objectives and policies. Further information is provided in the SAI, which is available upon request.

U.S. Government Securities. The Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Custodial Receipts and Trust Certificates. The Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other types of securities in which the Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes the Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. The Fund may invest in Mortgage-Backed Securities. Mortgage-Backed Securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-Backed Securities can be backed by either fixed-rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity.

The Fund may invest in privately-issued mortgage pass-through securities that represent interests in pools of mortgage loans that are issued by trusts formed by originators of and institutional investors in mortgage loans (or represent interests in custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, mortgage bankers, insurance companies, investment banks or special purpose subsidiaries of the foregoing. The pools underlying privately-issued mortgage pass-through securities consist of mortgage loans secured by mortgages or deeds of trust creating a first lien on commercial, residential, residential multi-family and mixed residential/commercial properties. These Mortgage-Backed Securities typically do not have the

20

APPENDIX A

same credit standing as U.S. government guaranteed mortgage-backed securities.

Privately-issued mortgage pass-through securities generally offer a higher yield than similar securities issued by a government entity because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal on mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, pool and hazard insurance, subordination and letters of credit. The insurance and guarantees are issued by government entities, private insurers, banks and mortgage poolers. Mortgage-Backed Securities without insurance or guarantees may also be purchased by the Fund if they have the required rating from an NRSRO. Some Mortgage-Backed Securities issued by private organizations may not be readily marketable, may be more difficult to value accurately and may be more volatile than similar securities issued by a government entity.

Mortgage-Backed Securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution date. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of Mortgage-Backed Securities, and under certain interest rate and payment scenarios, the Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

To the extent the Fund concentrates its investments in pools of Mortgage-Backed Securities sponsored by the same sponsor or serviced by the same servicer, it may be subject to additional risks. Servicers of mortgage-related pools collect payments on the underlying mortgage assets for pass-through to the pool on a periodic basis. Upon insolvency of the servicer, the pool may be at risk with respect to collections received by the servicer but not yet delivered to the pool.

Mortgaged-Backed Securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities and Receivables Backed Securities. The Fund may invest in asset-backed securities and receivables backed securities. Asset-backed securities and receivables backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to market conditions impacting asset-backed securities more generally.

Municipal Securities. The Fund may invest in securities and instruments issued by state and local government issuers. Municipal Securities in which the Fund may invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities.

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Municipal Securities include both “general” and “revenue” bonds and may be issued to obtain funds for various purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities.

Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Municipal Securities include private activity bonds, pre-refunded municipal securities and auction rate securities.

The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a Municipal Security may be materially affected.

In addition, Municipal Securities include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that a Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.

Municipal Securities may also be in the form of a tender option bond, which is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and the Fund’s duration. Certain tender option bonds may be illiquid.

Municipal Securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions such as insurance companies. The deterioration of the credit quality of these banks and financial institutions could, therefore, cause a loss to the Fund that invests in such Municipal Securities. The insurance companies’ exposure to securities involving sub-prime mortgages may cause insurer rating downgrade or insolvency, which may affect the prices and liquidity of municipal obligations insured by the insurance company. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

Corporate Debt Obligations; Trust Preferred Securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. The Fund may invest in corporate debt obligations issued by U.S. issuers. In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions.

A trust preferred security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. The Fund may also invest in other short-term obligations issued or guaranteed by U.S. corporations or other U.S. entities.

Bank Obligations. The Fund may invest in obligations issued or guaranteed by U.S. banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which

22

APPENDIX A

may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Structured Securities and Inverse Floaters. The Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Act. As a result, the Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.

Structured securities also include, but are not limited to, credit linked notes. Credit linked notes are securities with embedded credit default swaps. An investor holding a credit linked note generally receives a fixed or floating coupon and the note’s par value upon maturity, unless the referred credit defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit linked notes receive a higher yield in exchange for assuming the risk of a specified credit event.

The Fund may invest in inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

Floating and Variable Rate Obligations. The Fund may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed-rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks. The Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institutions.

Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. The Fund may invest in zero coupon bonds, deferred interest, pay-in-kind and capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by the Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (i) the price received for the securities sold and (ii) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.

Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, the Fund may experience a loss. The Fund does not currently intend to enter into mortgage dollar rolls for financing and does not treat them as borrowings.

Options on Securities and Securities Indices. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option

23

gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. The Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Fund’s transaction costs. Options written or purchased by the Fund may be traded on U.S. exchanges or over-the-counter. Over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

When writing an option, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the option contract.

Yield Curve Options. The Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated. When writing an option, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the option contract.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, securities indices and other financial instruments and indices.

The Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and therefore is not subject to registration or regulation as a pool operator under that Act with respect to the Fund.

Futures contracts and related options present the following risks:

■	While the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.

■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.

■	The loss incurred by the Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

■	Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV.

■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund.

■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

The Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in futures contracts and options on futures contracts. In the case of futures contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. The Fund reserves the right to modify its asset segregation

24

APPENDIX A

policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the futures contracts.

When-Issued Securities and Forward Commitments. The Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations.

Lending of Portfolio Securities. The Fund may engage in securities lending. Securities lending involves the lending of securities owned by the Fund to financial institutions such as certain broker-dealers including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by the Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, its affiliates or State Street or its affiliates and from which the Investment Adviser or its affiliates or State Street or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations or non-fundamental investment policies described elsewhere in this Prospectus regarding investments in fixed income securities and cash equivalents.

The Fund may lend its securities to increase its income. The Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the seller under a repurchase agreement defaults, the Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

The Fund together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Borrowings. The Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. The Fund may not make additional investments if borrowings exceed 5% of its total assets.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Total Return Swaps, and Interest Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed-rate payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction (the buyer of the credit swap) the right to dispose of or acquire an asset (or group of assets or exposure to performance of an index), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Total return swaps give the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in

25

return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

The Fund may enter into the transactions described above for hedging purposes or to seek to increase total return. As an example, when the Fund is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of a credit default swap may be required to pay the Fund the “notional value” of the credit default swap on a specified security (or group of securities). On the other hand, when the Fund is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the “notional value” of the credit default swap on a specified security (or group of securities) to the buyer of the credit default swap. The Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.

The use of interest rate, mortgage, credit and total return swaps, and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market value, interest rates and currency exchange rates, or in the evaluation of the creditworthiness of swap counterparties, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used. When entering into swap contracts or writing options, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the swap contract.

Other Investment Companies. The Fund may invest in securities of other investment companies, including exchange traded funds (ETFs) such as iSharesSM, subject to statutory limitations prescribed by the Act. These limitations include in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs.

The use of ETFs is intended to help the Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Fund may invest in other investment companies and money market funds beyond the statutory limits described above. Some of those investment companies and money market funds may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, the Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

26

Appendix B
Financial Highlights

Government Income Fund—Service Shares

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total return reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. If total return reflected all of those fees and expenses, total return would be reduced. The information for the fiscal year ended December 31, 2007 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report (available upon request). The information for the fiscal year ended December 31, 2006 has been audited by the Fund’s former independent registered public accounting firm.

The financial highlights information for the fiscal years ended December 31, 2003, 2004 and 2005 for the Fund is based on the financial history of the predecessor Allmerica Government Bond Fund (the “Predecessor AIT Fund”). On January 9, 2006, the Predecessor AIT Fund reorganized into the Fund. However, the Predecessor AIT Fund is considered the accounting survivor of the reorganization. As a result, the Predecessor AIT Fund’s financial highlight information has been included in this Prospectus. The information for the fiscal years ended December 31, 2005, 2004 and 2003 has been audited by the Predecessor AIT Fund’s former independent registered public accounting firm.

															Ratio
															assuming
		Income (loss) from													no expense
		investment operations			Distributions to shareholders								Ratio of		reductions
			Net							Net	Ratio of		net		Ratio of
	Net asset		realized					Net asset		assets	net		investment		total
	value,	Net	and	Total from	From net	From net		value,		at end	expenses		income to		expenses		Portfolio
	beginning	investment	unrealized	investment	investment	realized	Total	end of	Total	of year	to average		average		to average		turnover
	of year	income	gain (loss)	operations	income	gains	distributions	year	return(b)	(in 000s)	net assets		net assets		net assets		rate(e)

For the Years Ended December 31,
2007	$9.96	$0.42(a)	$0.29	$0.71	$(0.40)	$—	$(0.40)	$10.27	7.34%	$85,978	0.67	%(g)	4.19	%(d)(g)	1.03	%(g)	217%
2006(c)	9.98	0.39(a)	0.01	0.40	(0.42)	—	(0.42)	9.96	4.05	87,063	0.68		3.96	(d)	1.02		523
2005(c)	10.19	0.32(f)	(0.16)	0.16	(0.37)	—	(0.37)	9.98	1.55	102,769	0.74		3.18		0.74		44
2004(c)	10.39	0.28(f)	(0.07)	0.21	(0.39)	(0.02)	(0.41)	10.19	2.12	128,860	0.73		3.02		0.73		77
2003(c)	10.63	0.28(f)	(0.10)	0.18	(0.42)	—	(0.42)	10.39	1.67	20,018	0.71		2.82		0.71		55

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. The Goldman Sachs Government Income Fund first began operations as the Allmerica Government Bond Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance prior to January 9, 2006 is that of the Predecessor AIT Fund. The Predecessor AIT Fund was considered the accounting survivor of the reorganization and as such, the historical total return information of the Predecessor AIT Fund is provided.
(c)	The Predecessor AIT Fund was the accounting survivor of the reorganization and as such, the prior years financial highlights reflect the financial information of the Predecessor AIT Fund through January 8, 2006. In connection with such acquisition, the Goldman Sachs Government Income Fund issued Service Class Shares to the former shareholders of the Predecessor AIT Fund at $10.00 per share. Historical per-share amounts prior to the Fund reorganization have been adjusted to reflect the conversion ratio utilized for the reorganization.

(d)	Ratio of net investment income assuming no expense reductions is 3.62% for the year ended December 31, 2006 and 3.82%(g) for the year ended December 31, 2007.

(e)	The portfolio turnover rate excluding the effect of mortgage dollar rolls is 447% and 146% for the year ended December 31, 2006 and 2007, respectively. Prior year ratios include the effect of mortgage dollar roll transactions.

(f)	Calculated based on the SEC methodology.

(g)	Includes a non-recurring expense for a special shareholder proxy meeting which amounted to approximately 0.03% of average net assets.

27

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Goldman Sachs Variable Insurance Trust—
Government Income Fund Prospectus (Service Shares)

     FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Your insurance company will provide you with annual and semi-annual reports if the Fund serves as the investment vehicle for your variable annuity contract or variable life insurance policy.

Statement of Additional Information
Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Fund’s annual and semi-annual reports, and the SAI, are available free upon request by calling Goldman Sachs at 1-800-621-2550. You can also access and download the annual and semi-annual reports and the SAI at the Fund’s website: http://www.goldmansachsfunds.com.

To obtain other information and for shareholder inquiries:

■	By telephone – 1-800-621-2550
■	By mail – Goldman Sachs Funds
   P.O. Box 06050
   Chicago, IL 60606-6306

■	On the Internet – SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Trust documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Trust documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090.

The Trust’s investment company registration number is 811-08361.
GSAM® is a registered service mark of Goldman, Sachs & Co.

VITGIPROSVC

Prospectus

Service
Shares

April 30, 2008

GOLDMAN SACHS VARIABLE INSURANCE TRUST

■	Goldman Sachs Core Fixed Income Fund

Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN THE FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as investment adviser to the Core Fixed Income Fund (the “Fund”). GSAM is referred to in this Prospectus as the “Investment Adviser.”

Goldman Sachs Variable Insurance Trust (the “Trust”) offers shares of the Fund to separate accounts of participating insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Service Shares of the Trust are not offered directly to the public. The participating insurance companies, not the owners of the variable annuity contracts or variable life insurance policies or participants therein, are shareholders of the Fund. The Fund pools the monies of these separate accounts and invest these monies in portfolios of securities pursuant to the Fund’s stated investment objective.

The investment objective and policies of the Fund are similar to the investment objectives and policies of other mutual funds that the Investment Adviser manages. Although the objectives and policies may be similar, the investment results of the Fund may be higher or lower than the results of such other mutual funds. The Investment Adviser cannot guarantee, and makes no representation, that the investment results of similar funds will be comparable even though the funds have the same Investment Adviser.

     FIXED INCOME STYLE FUND

Goldman Sachs’ Fixed Income Investing Philosophy:
Global fixed income markets are constantly evolving and are highly diverse—with myriad countries, currencies, sectors, issuers and securities. We believe inefficiencies in these complex markets cause bond prices to diverge from their fair value for periods of time. To capitalize on these inefficiencies and generate consistent risk-adjusted performance, we believe it is critical to:

■	Thoughtfully combine diversified sources of return by employing multiple investment strategies
■	Take a global perspective to uncover relative value opportunities
■	Employ focused specialist teams to identify short-term mispricings and incorporate long-term views
■	Emphasize a risk-aware approach

The Investment Adviser’s Fixed Income investment process seeks to maximize risk-adjusted total returns by utilizing a diverse set of investment strategies. The process revolves around four key elements:

1. Developing a long-term risk budget—Lead portfolio managers (“Portfolio Team”) are responsible for the overall results of the Fund. They set the strategic direction of the Fund by establishing a “risk budget.” The “risk budget” for the Fund is the range the portfolio managers will allow the Fund to deviate from its benchmark with respect to sector allocations, country allocations, securities selection, and, to a lesser extent, duration. Following careful analysis of risk and return objectives, they allocate the overall risk budget to each component strategy to optimize potential return.

2. Generating investment views and strategies—Within the parameters of the risk budget, our Top-down and Bottom-up Strategy Teams (collectively, “Strategy Teams”) generate investment ideas within their areas of specialization. The Top-down Strategy Teams are responsible for Cross-Sector, Duration, Country and Currency decisions and are deliberately small to ensure creativity and expedite decision-making and execution. Concurrently, Bottom-up Strategy Teams, comprised of sector specialists, formulate sub-sector allocation and security selection decisions.

3. Implementing portfolios—The Strategy Teams trade the securities within their area of expertise, while the Portfolio Team oversees the portfolio construction process. In this way, the Fund benefits from the “Best Ideas” generated by the Strategy Teams and trades remain consistent with risk and return objectives.

4. Monitoring strategies—The Portfolio Team is responsible for monitoring the Fund to ensure the most optimal mix of strategies. In addition, the Top-down and Bottom-up Strategy Teams review the strategies within their areas of specialization.

With every fixed income portfolio, the Investment Adviser applies a team approach that emphasizes risk management and capitalizes on Goldman Sachs’ extensive research capabilities.

References in this Prospectus to the Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how the Fund is managed.

Fund Investment Objective and Strategies

Goldman Sachs
Core Fixed Income Fund

FUND FACTS

Duration* (under normal interest rate conditions):	Target = Lehman Brothers Aggregate Bond Index plus or minus one year

Expected Approximate Interest Rate Sensitivity:	5-year U.S. Treasury note

Credit Quality:	Minimum = BBB– or Baa3 at time of purchase. Securities will either be rated by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Investment Adviser to be of comparable quality

Benchmark:	Lehman Brothers Aggregate Bond Index

     INVESTMENT OBJECTIVE

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index (the “Index”).

     PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in fixed income securities, including securities issued by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), corporate debt securities, privately issued adjustable rate and fixed rate mortgage loans or other mortgage-related securities (“Mortgage-Backed Securities”) and asset-backed securities.** The Fund may also

*	The Fund’s duration approximates its price sensitivity to changes in interest rates. Historically, over the last ten years, the duration of the Lehman Brothers Aggregate Bond Index has ranged between 3.79 and 5.04 years.

**	To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

invest in custodial receipts, fixed income securities issued by or on behalf of states, territories, and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof (“Municipal Securities”) and convertible securities. The Fund may also engage in forward foreign currency transactions for both speculative and hedging purposes. The Fund’s investments in non-U.S. dollar denominated obligations (hedged or unhedged against currency risk) will not exceed 25% of its total assets (not including securities lending collateral and any investment of that collateral) measured at the time of purchase (“Total Assets”), and 10% of the Fund’s Total Assets may be invested in obligations of issuers in countries with emerging markets or economies (“emerging countries”). Additionally, exposure to non-U.S. currencies (unhedged against currency risk) will not exceed 25% of the Fund’s Total Assets. In pursuing its investment objective, the Fund uses the Index as its performance benchmark, but the Fund will not attempt to replicate the Index. The Fund may, therefore, invest in securities that are not included in the Index.

Other Investment Practices and Securities

The tables below identify some of the investment techniques that may (but are not required to) be used by the Fund in seeking to achieve its investment objective. Numbers in the tables show allowable usage only; for actual usage, consult the Fund’s annual/semi-annual reports. For more information about these and other investment practices and securities, see Appendix A. The Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each fiscal quarter subject to a thirty calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, the Fund publishes on its website selected holdings information monthly subject to a ten calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)	Core Fixed
• No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund	Income
— Not permitted	Fund
Investment Practices
Borrowings	33 1/3
Credit, Interest Rate and Total Return Swaps*	•
Currency Options and Futures	•
Cross Hedging of Currencies	•
Currency Swaps*	•
Financial Futures Contracts	•
Forward Foreign Currency Exchange Contracts	•
Interest Rate Floors, Caps and Collars	•
Mortgage Dollar Rolls	•
Mortgage Swaps*	•
Options (including Options on Futures)	•
Options on Foreign Currencies	•
Repurchase Agreements**	•
Securities Lending	33 1/3
When-Issued Securities and Forward Commitments	•

10 Percent of Total Assets (excluding securities lending collateral) (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
 •   No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
 —   Not permitted†

Investment Securities
Asset-Backed Securities	•
Bank Obligations	•
Convertible Securities	•
Corporate Debt Obligations and Trust Preferred Securities	•
Emerging Country Securities[1]	10
Floating and Variable Rate Obligations	•
Foreign Securities[2]	•
Mortgage-Backed Securities
Adjustable Rate Mortgage Loans	•
Collateralized Mortgage Obligations	•
Fixed-Rate Mortgage Loans	•
Government Issued Mortgage-Backed Securities	•
Multiple Class Mortgage-Backed Securities	•
Privately Issued Mortgage-Backed Securities	•
Stripped Mortgage-Backed Securities	•
Non-Investment Grade Fixed Income Securities[3]	—
Preferred Stock, Warrants and Rights	•
Structured Securities (which may include credit linked notes)*	•
Taxable Municipal Securities	•
Tax-Free Municipal Securities	•
Temporary Investments	•
U.S. Government Securities	•
Yield Curve Options and Inverse Floating Rate Securities	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.

**	The Fund may enter into repurchase agreements collateralized by U.S. Government Securities and securities issued by foreign governments and their central banks.

†	The Fund may, however, invest securities lending collateral in registered or unregistered funds that invest in such instruments.

1.	Of the Fund’s investments in foreign securities, 10% of the Fund’s total assets in the aggregate may be invested in emerging country securities.

2.	Includes issuers domiciled in one country and issuing securities denominated in the currency of another. The Fund may invest up to 25% of its total assets in securities not denominated in U.S. dollars (hedged or unhedged against currency risk). Exposure to non-U.S. currencies (unhedged against currency risk) will not exceed 25% of the Fund’s total assets.

3.	The Fund may not purchase securities that are rated below BBB− or Baa3 but may own such a security, if the security is downgraded after purchase.

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Fund and may result in a loss of your investment. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

												U.S.	Non-Hedging
		Credit/		Emerging		Interest						Government	Foreign Currency
Fund	NAV	Default	Foreign	Countries	Derivatives	Rate	Management	Market	Liquidity	Call	Extension	Securities	Trading	Sovereign
Core Fixed Income	•	•	•	•	•	•	•	•	•	•	•	•	•	•

■	NAV Risk—The risk that the net asset value (“NAV”) of the Fund and the value of your investment will fluctuate.

■	Credit/Default Risk—The risk that an issuer or guarantor of fixed income securities held by the Fund or the counterparty in a derivative instrument may default on its obligation to pay interest and repay principal.

■	Foreign Risk—The risk that when the Fund invests in foreign securities, it will be subject to risks of loss with respect to its foreign investments that are not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when the Fund invests in issuers located in emerging countries.

■	Emerging Countries Risk—The securities markets of Central and South American, Middle Eastern, African, Asian, Eastern European and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. These risks are not normally associated with investments in more developed countries.

■	Derivatives Risk—The risk that loss may result from the Fund’s investments in options, futures, forwards, swaps, options on swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to the Fund.

■	Interest Rate Risk—The risk that when interest rates increase, fixed income securities held by the Fund will decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.

■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Market Risk—The risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

■	Liquidity Risk—The risk that the Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. To meet redemption requests, the Fund may be forced to sell liquid securities, at an unfavorable time and conditions.

Since the Fund may invest in emerging country issuers it may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

■	Call Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a Mortgage-Backed Security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.

PRINCIPAL RISKS OF THE FUNDS

■	Extension Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a Mortgage-Backed Security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund will also suffer from the inability to invest in higher yielding securities.

■	U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Fund, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

■	Non-Hedging Foreign Currency Trading Risk—The Fund may engage in forward foreign currency transactions for speculative purposes. The Fund’s Investment Adviser may purchase or sell foreign currencies through the use of forward contracts based on the Investment Adviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the Investment Adviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the investment adviser’s expectations may produce significant losses to the Fund.

■	Sovereign Risk—The Fund will be subject to the risk that the issuer of the non-U.S. sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due.

More information about the Fund’s portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

     HOW THE FUND HAS PERFORMED

The bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Service Shares from year to year; and (b) how the average annual total returns of the Fund’s Service Shares compare to those of a broad-based securities market index.

The bar chart (including “Best Quarter” and “Worst Quarter” information) and table assume reinvestment of dividends and distributions. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, the Fund’s performance would have been reduced. In addition, performance reflects Fund level expenses but does not reflect the fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced.

The Fund first began operations as the Allmerica Select Investment Grade Income Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. In January 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Trust. Performance of the Predecessor AIT Fund prior to the reorganization is not shown because as part of the reorganization the Predecessor AIT Fund changed its investment adviser to GSAM. In addition, the Fund had an investment objective and/or policies which were not identical to those of the Predecessor AIT Fund.

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’07 +2.94% Worst Quarter* Q2 ’07 −0.21%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2007	1 Year	Since Inception
Service Shares (Inception 1/9/2006)	6.81%	5.48%
Lehman Brothers Aggregate Bond Index**	6.97%	5.53%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

**	The Lehman Brothers Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

Fund Fees and Expenses
(Service Shares)

This table describes the fees and expenses that you would pay if you buy and hold Service Shares of the Fund.

Core
Fixed
Income
Fund
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None
Annual Fund Operating Expenses[1] (expenses that are deducted from Fund assets):
Management Fees[2]	0.40%
Distribution and Service (12b-1) Fees[3]	0.25%
Other Expenses[4]*	0.10%

Total Fund Operating Expenses*	0.75%

*	The “Other Expenses” and “Total Fund Operating Expenses” shown in the table above do not reflect voluntary expense limitations currently in place with respect to the Fund. The Fund’s “Other Expenses” and “Total Fund Operating Expenses,” after application of current expense limitations, are as set forth below. These expense limitations may be modified or terminated at any time at the option of the Investment Adviser and without shareholder approval. If this occurs, the “Other Expenses” and “Total Fund Operating Expenses” shown below would be higher.

Core
Fixed
Annual Fund Operating Expenses[1]	Income
(expenses that are deducted from Fund assets):	Fund
Management Fees[2]	0.40%
Distribution and Service (12b-1) Fees[3]	0.25%
Other Expenses[4]	0.02%

Total Fund Operating Expenses (after current expense limitations)	0.67%

1.	The Fund’s annual operating expenses have been restated to reflect a contractual reduction in transfer agent fees from an annual rate of 0.04% to an annual rate of 0.02% of the average daily net assets of the Fund’s Service Shares. The “Total Fund Operating Expenses” reflect the expenses that are expected to be incurred for the fiscal year ending December 31, 2008.

2.	The Investment Adviser is entitled to a management fee from the Fund at the annual rate equal to the following percentages of the average daily net assets of the Fund:

Management Fee
Average Daily Net Assets	Annual Rate
First $1 Billion	0.40%

Next $1 Billion	0.36%

Over $2 Billion	0.34%

3.	Participating insurance companies may charge other fees to their customers who are beneficial owners of Service Shares in connection with their customers’ accounts. Such fees may affect the return customers realize with respect to their investments.

4.	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.02% of the average daily net assets of the Fund’s Service Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) equal on an annualized basis to 0.004% of the Fund’s average daily net assets. The expense reductions may be modified or terminated at any time at the option of the Investment Adviser without shareholder approval.

Example

The following Example is intended to help you compare the cost of investing in the Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. Surrender charges, mortality and expense risk fees and other charges may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies and are not reflected in the Table above and Example below. These fees should be described in the participating insurance companies’ prospectuses. Such fees or charges would reduce the return you may realize with respect to your investments.

The Example assumes that you invest $10,000 in Service Shares of the Fund for the time periods indicated and then redeem all of your Service Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years
Core Fixed Income	$77	$240	$417	$930

Certain participating insurance companies that invest in Service Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact such organizations for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain participating insurance companies that invest in Service Shares may receive other compensation in connection with the sale and distribution of Service Shares or for services to their customers’ accounts and/or the Fund. For additional information regarding such compensation, see “Service Providers” in the Prospectus and “Payments to Intermediaries” in the SAI.

Service Providers

     INVESTMENT ADVISER

Investment Adviser

Goldman Sachs Asset Management, L.P. (“GSAM”) 32 Old Slip New York, New York 10005

GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of December 31, 2007, GSAM, including its investment advisory affiliates, had assets under management of $763 billion.

The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Fund:

■	Supervises all non-advisory operations of the Fund

■	Provides personnel to perform necessary executive, administrative and clerical services to the Fund

■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and SAIs and other reports filed with the SEC and other regulatory authorities

■	Maintains the records of the Fund

■	Provides office space and all necessary office equipment and services

     MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fee, computed daily and payable monthly, at the annual rates listed below (as a percentage of the Fund’s average daily net assets):

			Actual Rate
			For the Fiscal
			Year Ended
	Contractual	Average Daily	December 31,
Fund	Rate	Net Assets	2007
Core Fixed Income	0.40%	First $1 Billion
	0.36%	Next $1 Billion	0.40%
	0.34%	Over $2 Billion

The Investment Adviser may voluntarily waive a portion of its management fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund in 2007 is available in the Fund’s semi-annual report dated June 30, 2007.

The Investment Adviser, distributor, and/or their affiliates may, from time to time, pay compensation from their own assets (and not as an additional charge to the Fund) to participating insurance companies for administrative services that such companies provide to their variable annuity and variable life insurance contract owners who are invested in the Fund and for other purposes. In addition, the Investment Adviser, distributor, and/or their affiliates may pay compensation from their own assets (and not as an additional charge to the Fund) to various securities dealers (including affiliates of participating insurance companies) (“Intermediaries”) that distribute variable annuity contracts and/or variable life insurance contracts of such companies in connection with the sale, distribution and/or servicing of such contracts. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Fund and other Goldman Sachs Funds, which may consist of payments relating to funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Fund and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by the Investment

SERVICE PROVIDERS

Adviser, distributor and/or their affiliates may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services by the Fund. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. Please refer to the “Payments to Intermediaries” section of the SAI for more information about these payments.

The payments made by the Investment Adviser, distributor and/or their affiliates may differ for different participating insurance companies and Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives, salespersons or participating insurance company may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature, offer or recommend the Fund based, at least in part, on the level of compensation paid. You should contact your participating insurance company or Intermediary for more information about the payments they receive and any potential conflicts of interest.

     FUND MANAGERS

Fixed Income Portfolio Management Team

■	The investment process revolves around four groups: the Fixed Income Strategy Group, the Top-down Strategy Team, the Bottom-up Strategy Team and the Portfolio Teams.

■	These teams strive to maximize risk-adjusted returns by de-emphasizing interest rate anticipation and focusing on security selection and sector allocation.

■	As of December 31, 2007, the team had assets under management of approximately $223 billion in municipal and taxable fixed income assets for retail, institutional and high net worth clients.

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Jonathan Beinner Managing Director and Co-Head U.S. and Global Fixed Income Teams	Senior Portfolio Manager— Fixed Income Group	Since 2000	Mr. Beinner joined the Investment Adviser in 1990 and became a portfolio manager in 1992. He became Co-Head of the U.S. and Global Fixed Income Teams in 2002.

Tom Kenny Managing Director and Co-Head U.S. and Global Fixed Income Teams	Senior Portfolio Manager— Fixed Income Group	Since 2000	Mr. Kenny joined the Investment Adviser in 1999 as a senior portfolio manager. Previously, he spent 13 years at Franklin Templeton where he was a portfolio manager of high yield municipal and municipal funds, Director of Municipal Research and Director of the Municipal Bond Department. He became Co-Head of the U.S. and Global Fixed Income Teams in 2002.

James B. Clark Managing Director, Co-Head U.S. Fixed Income Team	Senior Portfolio Manager— Core Fixed Income	Since 2006	Mr. Clark joined the Investment Adviser in 1994 as a portfolio manager after working as an investment manager in the mortgage-backed securities group at Travelers Insurance Company.

Christopher Sullivan Managing Director, Co-Head U.S. Fixed Income Team	Senior Portfolio Manager— Core Fixed Income	Since 2006	Mr. Sullivan joined the Investment Adviser in 2001 as a portfolio manager and as Co-Head of the U.S. Fixed Income Team. Since 1997, he was a senior member of the account management group of Pacific Investment Management Company (PIMCO). Prior to joining PIMCO, he was an equity portfolio manager for Hawaiian Trust Company for three years.

Thomas D. Teles Managing Director Head of MBS/ABS Team	Portfolio Manager— Core Fixed Income	Since 2006	Mr. Teles joined the Investment Adviser in 2000. Prior to his current position, he worked for three years as a mortgage trader and in the research department for Goldman, Sachs & Co.

James Cielinski Managing Director Head of Investment Grade Credit	Senior Portfolio Manager— Core Fixed Income	Since 2006	Mr. Cielinski joined the Investment Adviser in 1998 as a portfolio manager. Prior to his current position, he spent five years at Utah Retirement Systems, where he managed the fixed income group.

Mark Van Wyk Vice President Co-Head of Government/ Agency Team	Portfolio Manager— Core Fixed Income	Since 2006	Mr. Van Wyk joined the Investment Adviser in 1994 and specializes in U.S. government and financial derivatives. He worked with an options trading firm prior to joining the Investment Adviser.

Peter D. Dion Vice President	Portfolio Manager— Core Fixed Income	Since 2006	Mr. Dion joined the Investment Adviser in 1992. From 1994 to 1995 he was an associate portfolio manager. He became a portfolio manager in 1995.

Jonathan Beinner serves as the Chief Investment Officer for the Global and US Fixed Income Portfolio Management Team. Alongside Tom Kenny, he Co-Heads the Global and US Fixed Income Team and is responsible for high-level decisions pertaining to portfolios across multiple strategies. The Fixed Income Strategy Teams are organized into a series of specialist teams that focus on generating and implementing investment ideas within their area of expertise. Both top-down and bottom-up decisions are made by these small strategy teams, rather than by one portfolio manager or committee. Ultimate accountability for the portfolio resides with the Portfolio Teams, who set the long-term risk budget and oversee the portfolio construction process.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.

SERVICE PROVIDERS

     DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of the Fund’s shares. Goldman Sachs, 71 S. Wacker Drive, Chicago, Illinois 60606, also serves as the Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

     ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES
     AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Fund or limit the Fund’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may adversely impact the Fund. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Fund, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend the Fund or who engage in transactions with or for the Fund. For more information about conflicts of interest, see the SAI.

Dividends

The Fund declares dividends from investment company taxable income and pays them quarterly. Distributions from net realized capital gains (if any) are declared and paid at least annually by the Fund. Over the course of the year, accrued and paid dividends and distributions will equal all or substantially all of the Fund’s investment company taxable income and net realized capital gains. All dividends paid on Service Shares will be automatically reinvested in additional Service Shares of the Fund at the NAV of such shares on the payment date, unless an insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of the Fund’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period in accordance with good accounting practice.

Shareholder Guide

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Fund’s Service Shares.

How Can I Purchase Or Sell Service Shares Of The Fund?
Service Shares of the Fund are not sold directly to the public. Instead, Fund shares are sold to separate accounts that fund variable annuity and variable life insurance contracts issued by participating insurance companies. You may purchase or sell (redeem) shares of the Fund through variable annuity contracts and variable life insurance policies offered through the separate accounts. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the participating insurance companies. You should refer to those prospectuses for information on how to purchase a variable annuity contract or variable life insurance policy, how to select a specific Fund as an investment option for your contract or policy and how to redeem monies from the Fund.

The separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectus describing the variable annuity contracts and variable life insurance policies issued by the participating insurance companies) to be effected on that day pursuant to variable annuity contracts and variable life insurance policies.

Shares of the Fund may be purchased by separate accounts of both affiliated and unaffiliated participating insurance companies in order to fund both variable annuity and variable life insurance contracts, and also may be purchased by qualified plans. This may present certain conflicts of interests among variable annuity owners, variable life insurance policy owners and plan investors. The Trust’s Board of Trustees will monitor the Trust for the existence of any material irreconcilable conflict of interest. The Trust currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies arising from the fact that interests of the holders of variable annuity contracts and variable life insurance policies may differ due to differences of tax treatment or other considerations or due to conflicts among the participating insurance companies. If, however, a material unreconcilable conflict arises between the holders of variable annuity contracts and variable life insurance policies of participating insurance companies, a participating insurance company may be required to withdraw the assets allocable to some or all of the separate accounts from the Fund. Any such withdrawal could disrupt orderly portfolio management to the potential detriment of such holders.

Shares of the Fund (and other existing and new funds that might be added to the Trust) may also be offered to:

■	Unregistered separate accounts of various participating insurance companies through which variable annuity contracts and variable life insurance policies are sold in non-public offerings.
■	Unregistered separate accounts of various participating insurance companies through which variable annuity contracts and variable life insurance policies are offered exclusively to qualified pension and profit-sharing plans and/or certain governmental plans.
■	Qualified pension and profit-sharing plans. The Trust does not currently anticipate offering shares directly to such plans.

How Are Shares Priced?
Service Shares of the Fund are purchased and sold at the Fund’s next determined NAV for its Service Share Class after the Fund receives the order in proper form. Each Class calculates its NAV as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class) Number of the Outstanding Shares of the Class

The Fund’s investments for which market quotations are readily available are valued at market value on the basis of quotations furnished by a pricing service or provided by securities dealers. If accurate quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined in good faith based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value.

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could effect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

Please note the following with respect to the price at which your transactions are processed:

■	NAV per share of each share class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed, although certain Fund shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that bond markets remain open for all or part of the day.

■	On any business day when the SIFMA recommends that the bond markets close early, the Fund reserves the right to close at or prior to the SIFMA recommended closing time. If the Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.

■	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.

■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into the Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or bond markets is stopped at a time other than their regularly scheduled closing times. In the event the New York Stock Exchange and/or bond markets do not open for business, the Trust may, but is not required to, open the Fund for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during this situation, please call 1-800-621-2550.

Foreign securities may trade in their local markets on days the Fund is closed. As a result, if the Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

Do I Have To Pay Any Fees When Purchasing Or Selling Service Shares Of The Fund?
The Fund does not charge any fees when it sells or redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. These fees should be described in the participating insurance companies’ prospectuses.

What Else Should I Know About Service Share Purchases And Redemptions?
The Trust reserves the right to:

■	Suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC.
■	Suspend the offering of shares for a period of time.
■	Reject any purchase order.

■	Close the Fund to new investors from time to time and reopen the Fund whenever it is deemed appropriate by the Fund’s Investment Adviser.

Orders received by the Trust are effected on business days. The separate accounts purchase and redeem shares of the Fund at the Fund’s NAV per share calculated as of the day an order is received by the insurance company although such purchases and redemptions may be executed the next morning. Redemption proceeds paid by wire transfer will normally be wired in federal funds on the next business day after the Trust receives actual notice of the redemption order (for a total of one business day delay), but may be paid up to three business days after receipt of actual notice of the order.

SHAREHOLDER GUIDE

Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.

What Types Of Reports Will I Be Sent Regarding Investments In The Fund?
As a holder of a variable annuity contract or variable life insurance policy, you will receive annual shareholder reports containing audited financial statements and semi-annual shareholder reports from your participating insurance company.

What Are The Fund’s Voting Procedures?
Participating insurance companies, not the owners of the variable annuity contracts or variable life insurance policies or participants therein, are shareholders of the Fund. To the extent required by law:

■	The participating insurance companies will vote Fund shares held in the separate accounts in a manner consistent with timely voting instructions received from the holders of variable annuity contracts and variable life insurance policies.
■	The participating insurance companies will vote Fund shares held in the separate accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares they own, in the same proportion as those shares for which voting instructions are received.

It is anticipated that Fund shares held by unregistered separate accounts or qualified plans generally will be voted for or against any proposition in the same proportion as all other Fund shares are voted unless the unregistered separate account’s participating insurance company or the plan makes other arrangements.

Additional information concerning voting rights of the participants in the separate accounts is more fully set forth in the prospectus relating to those accounts issued by the participating insurance companies.

     RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemption of shares in the Fund and does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the Fund. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of the Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any participating insurance company or other investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to the Fund. In making this judgement, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market-timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Goldman Sachs reviews on a regular, periodic basis available information relating to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, Goldman Sachs detects excessive, short term trading. Goldman Sachs is authorized to reject or restrict a purchase or exchange request and may further seek to close an investor’s account with the Fund. Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares are generally held through omnibus arrangements maintained by participating insurance companies or other intermediaries. Omnibus accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors shares are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Fund on a regular basis. A number of these insurance companies or intermediaries may not have the capability or may not be willing or legally able to apply the Fund’s market-timing policies. While Goldman Sachs may monitor share turnover at the omnibus account level, the Fund’s ability to monitor and detect market-timing by shareholders in these omnibus accounts may be limited in certain circumstances, and certain of these insurance companies or intermediaries may charge the Fund a fee for providing certain Shareholder information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market-timing activities In addition, those inventors who engage in market-timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Fund and Goldman Sachs will be able to identify all those who trade excessively or employ a market-timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by a participating insurance company or intermediary or by certain of their customers. Insurance companies and intermediaries may also monitor their customers’ trading activities in the Fund. The criteria used by insurance companies or intermediaries to monitor for excessive trading may differ from the criteria used by the Fund. If an insurance company or intermediary fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

     DISTRIBUTION SERVICES AND FEES

What Are The Distribution And Service Fees Paid By Service Shares?
The Trust has adopted a distribution and service plan (the “Plan”) under which Service Shares bear distribution and service fees paid to participating insurance companies and Goldman Sachs. If the fees received by Goldman Sachs pursuant to the Plan exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally receives and pays the distribution and service fees on a quarterly basis.

Under the Plan, Goldman Sachs is entitled to a monthly fee from the Fund for distribution services equal, on an annual basis, to 0.25% of the Fund’s average daily net assets attributed to Service Shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

The distribution fees are subject to the requirements of Rule 12b-1 under the Investment Company Act of 1940 (the “Act”), and may be used (among other things) for:

■	Compensation paid to and expenses incurred by insurance companies and other financial intermediaries, and Goldman Sachs, and their respective officers, employees and sales representatives;

■	Sales commissions;

■	Allocable overhead;

■	Telephone and travel expenses;

■	Interest and other costs associated with the financing of such compensation and expenses;

■	Printing of prospectuses for prospective shareholders;

■	Preparation and distribution of sales literature or advertising of any type; and
■	All other expenses incurred in connection with activities primarily intended to result in the sale of Service Shares.

In addition, the fees may be used for personal and account maintenance services performed and related expenses incurred in connection with Service Shares. Personal and account maintenance services include services relating to assistance to contract owners regarding their investments in Service Shares and responding to contract owner inquiries.

Taxation

The Fund is treated as a separate corporate entity for federal tax purposes. The Fund has elected to be treated as a regulated investment company and intends to qualify for such treatment for each taxable year under Subchapter M of Subtitle A, Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”). In addition, the Fund intends to qualify under the Code with respect to the diversification requirements related to variable contracts. Provided that the Fund and a separate account investing in the Fund satisfy applicable tax requirements, the Fund will not be subject to federal tax and any distributions from the Fund to the separate accounts will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or a variable life insurance contract.

Persons investing in variable annuity or variable life insurance contracts should refer to the prospectuses with respect to such contracts for further information regarding the tax treatment of the contracts and the separate accounts in which the contracts are invested.

Appendix A
Additional Information on Portfolio
Risks, Securities and Techniques

     A.  GENERAL PORTFOLIO RISKS

The Fund will be subject to the risks associated with fixed income securities. These risks include interest rate risk, credit/default risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase (although many mortgage related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that the issuer or guarantor could default on its obligations, and the Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans (“ARMs”), Mortgage-Backed Securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities, such as securities backed by car loans.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Fund and its shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Fund’s historical portfolio turnover rates.

The Fund described in this Prospectus has a target duration. The Fund’s duration approximates its price sensitivity to changes in interest rates. For example, suppose that interest rates in one day fall by one percent which, in turn, causes yields on every bond in the market to fall by the same amount. In this example, the price of a bond with a duration of three years may be expected to rise approximately three percent and the price of a bond with a five year duration may be expected to rise approximately five percent. The converse is also true. Suppose interest rates in one day rise by one percent which, in turn, causes yields on every bond in the market to rise by the same amount. In this second example, the price of a bond with a duration of three years may be expected to fall approximately three percent and the price of a bond with a five year duration may be expected to fall approximately five percent. The longer the duration of a bond, the more sensitive the bond’s price is to changes in interest rates. In computing portfolio duration, the Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as “option-adjusted” duration. The Investment Adviser may use futures contracts, options on futures contracts and swaps to manage the Fund’s target duration in accordance with its benchmark. The Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted.

Maturity measures the time until final payment is due; it takes no account of the pattern of a security’s cash flows over time. In calculating maturity, the Fund may determine the maturity of a variable or floating rate obligation according to its interest rate reset date, or the date principal can be recovered on demand, rather than the date of ultimate maturity. Similarly, to the extent that a fixed income obligation has a call, refunding, or redemption provision, the date on which the instrument is expected to be called, refunded or redeemed may be considered to be its maturity date. There is no guarantee that the expected call, refund or redemption will occur, and the Fund’s average maturity may lengthen beyond the Investment Adviser’s expectations should the expected call, refund or redemption not occur.

The Investment Adviser may use derivative instruments, among other things, to manage the duration of the Fund’s investment portfolio in accordance with its target duration. These derivative instruments include financial futures contracts and swap transactions, as well as other types of derivatives, and can be used to shorten and lengthen the duration of the Fund. The Fund’s investments in derivative instruments, including financial futures contracts and swaps, can be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s investments in bonds and other securities. Short-term and long-term realized capital gains distributions paid by the Fund are taxable to its shareholders.

Interest rates, fixed income securities prices, the prices of futures and other derivatives, and currency exchange rates can be volatile, and a variance in the degree of volatility or in the direction of the market from the Investment Adviser’s

APPENDIX A

expectations may produce significant losses in the Fund’s investments in derivatives. In addition, a perfect correlation between a derivatives position and a fixed income security position is generally impossible to achieve. As a result, the Investment Adviser’s use of derivatives may not be effective in fulfilling the Investment Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Financial futures contracts used by the Fund include interest rate futures contracts including, among others, Eurodollar futures contracts. Eurodollar futures contracts are U.S. dollar-denominated futures contracts that are based on the implied forward London Interbank Offered Rate (LIBOR) of a three-month deposit. Further information is included in this Prospectus regarding futures contracts, swaps and other derivative instruments used by the Fund, including information on the risks presented by these instruments and other purposes for which they may be used by the Fund.

The Fund also has credit rating requirements for the securities it buys. The Fund will deem a security to have met its minimum credit rating requirement if the security has the required rating at the time of purchase from at least one NRSRO even though it has been rated below the minimum rating by one or more other NRSROs. Unrated securities may be purchased by the Fund if they are determined by the Investment Adviser to be of comparable quality. A security satisfies the Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies the Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. During this period, the Investment Adviser will only buy securities at or above the Fund’s average rating requirement. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interests of the Fund and its shareholders.

As discussed below, the Fund may invest in credit default swaps, which are derivative investments. When the Fund sells a credit default swap (commonly known as selling protection), the Fund may be required to pay the “notional value” of the credit default swap on a specified security (or group of securities) if the security defaults. The Fund will be the seller of a credit default swap only when the credit of the security is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.

     B.  OTHER PORTFOLIO RISKS

Credit/Default Risks. Debt securities purchased by the Fund may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.

Debt securities rated BBB- or higher by Standard & Poor’s, Baa3 or higher by Moody’s or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB- or Baa3 are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. A security satisfies the Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies the Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of the security, is in the best interest of the Fund and its shareholders.

Risks of Derivative Investments. The Fund may invest in derivative instruments including without limitation, options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and forward contracts and other derivatives relating to foreign currency transactions. Investments in derivative instruments may be for both hedging and nonhedging purposes (that is, to seek to increase total return), although suitable derivative instruments may not always be available to the Investment Adviser for these purposes. Losses from investments in derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolio risks through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge certain portfolio risks. Investing for nonhedging purposes is considered a speculative practice and presents even greater risk of loss.

Derivative Mortgage-Backed Securities (such as principal-only (“POs”), interest-only (“IOs”) or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securities. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced Mortgage-Backed Securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced Mortgage-Backed Securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

Risks of Foreign Investments. The Fund may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of the Fund’s assets in one or a few countries and currencies will subject the Fund to greater risks than if the Fund’s assets were not geographically concentrated.

Risk of Sovereign Debt. Investment in sovereign debt obligations by the Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Risks of Emerging Countries. The Fund may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located

APPENDIX A

in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa. The Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), the Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.

The Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to the Fund from an investment in issuers in such countries.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). The Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.

The Fund’s use of foreign currency management techniques in emerging countries may be limited. The Investment Adviser currently anticipates that all or a significant portion of the Fund’s currency exposure in emerging countries may not be covered by these techniques.

Risks of Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable

■	Certain municipal leases and participation interests

■	Certain stripped Mortgage-Backed Securities

■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and swap transactions

■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of the Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Securities purchased by the Fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, markets events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more securities in the Fund’s portfolio become illiquid, the Fund may exceed its 15 percent limitation in illiquid securities. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15 percent of the Fund’s net assets, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

In cases where no clear indication of the value of the Fund’s portfolio securities is available, the portfolio securities will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. For more information on fair valuation, please see “Shareholder Guide—How Are Shares Priced?”

Risks of Structured Investment Vehicles. Structured Investment Vehicles (“SIVs”) are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. SIVs are often leveraged and securities issued by SIVs may have differing credit preferences. Investments in SIVs present counterparty risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, less liquid and more difficult to price accurately than other types of investments.

Temporary Investment Risks. The Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities

■	Repurchase agreements collateralized by U.S. Government Securities

■	Cash items

When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

Risks of Large Shareholder Redemptions. Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these participating insurance companies or accounts of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may negatively impact the Fund’s brokerage and tax costs.

     C.  PORTFOLIO SECURITIES AND TECHNIQUES

This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks.

The Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objectives and policies. Further information is provided in the SAI, which is available upon request.

APPENDIX A

U.S. Government Securities. The Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Custodial Receipts and Trust Certificates. The Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other types of securities in which the Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes the Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. The Fund may invest in Mortgage-Backed Securities. Mortgage-Backed Securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-Backed Securities can be backed by either fixed-rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity.

The Fund may invest in privately-issued mortgage pass-through securities that represent interests in pools of mortgage loans that are issued by trusts formed by originators of and institutional investors in mortgage loans (or represent interests in custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, mortgage bankers, insurance companies, investment banks or special purpose subsidiaries of the foregoing. The pools underlying privately-issued mortgage pass-through securities consist of mortgage loans secured by mortgages or deeds of trust creating a first lien on commercial, residential, residential multi-family and mixed residential/commercial properties. These Mortgage-Backed Securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

Privately-issued mortgage pass-through securities generally offer a higher yield than similar securities issued by a government entity because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal on mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, pool and hazard insurance, subordination and letters of credit. The insurance and guarantees are issued by government entities, private insurers, banks and mortgage poolers. Mortgage-Backed Securities without insurance or guarantees may also be purchased by the Fund if they have the required rating from an NRSRO. Some Mortgage-Backed Securities issued by private organizations may not be readily marketable, may be more difficult to value accurately and may be more volatile than similar securities issued by a government entity.

Mortgage-Backed Securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution date. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of Mortgage-Backed Securities, and under certain interest rate and payment scenarios, the Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

To the extent the Fund concentrates its investments in pools of Mortgage-Backed Securities sponsored by the same sponsor or serviced by the same servicer, it may be subject to additional risks. Servicers of mortgage-related pools collect payments on the underlying mortgage assets for pass-through to the pool on a periodic basis. Upon insolvency of the servicer, the pool may be at risk with respect to collections received by the servicer but not yet delivered to the pool.

Mortgaged-Backed Securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities and Receivables Backed Securities. The Fund may invest in asset-backed securities and receivables backed securities. Asset-backed securities and receivables backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to market conditions impacting asset-backed securities more generally.

Municipal Securities. The Fund may invest in securities and instruments issued by state and local government issuers. Municipal Securities in which the Fund may invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities.

Municipal Securities include both “general” and “revenue” bonds and may be issued to obtain funds for various purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities.

Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Municipal Securities include private activity bonds, pre-refunded municipal securities and auction rate securities.

The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a Municipal Security may be materially affected.

In addition, Municipal Securities include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local

APPENDIX A

government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that a Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.

Municipal Securities may also be in the form of a tender option bond, which is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and the Fund’s duration. Certain tender option bonds may be illiquid.

Municipal Securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions such as insurance companies. The deterioration of the credit quality of these banks and financial institutions could, therefore, cause a loss to the Fund that invests in such Municipal Securities. The insurance companies’ exposure to securities involving sub-prime mortgages may cause insurer rating downgrade or insolvency, which may affect the prices and liquidity of municipal obligations insured by the insurance company. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

Brady Bonds and Similar Instruments. The Fund may invest in debt obligations commonly referred to as “Brady Bonds.” Brady Bonds are created through the exchange of existing commercial bank loans to foreign borrowers for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”).

Brady Bonds involve various risk factors including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on its holdings.

In addition, the Fund may invest in other interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging country issuers. These types of restructuring involve the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the Act. As a result, the Fund’s investment in such securities may be limited by certain investment restrictions contained in the Act.

Corporate Debt Obligations; Trust Preferred Securities and Convertible Securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. The Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

A trust preferred security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. The Fund may also invest in other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities.

The Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which the

Fund invests are subject to the same rating criteria as its other investments in fixed income securities. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Bank Obligations. The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Foreign Currency Transactions. The Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

The Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the Fund may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. The Fund may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

The Fund may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. The Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, the Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Because these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price. As an investment company registered with the SEC, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in forward currency contracts.

Structured Securities. The Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Act. As a result, the Fund’s investments in structured securities may be subject to

APPENDIX A

the limits applicable to investments in other investment companies.

Structured securities also include, but are not limited to, credit linked notes. Credit linked notes are securities with embedded credit default swaps. An investor holding a credit linked note generally receives a fixed or floating coupon and the note’s par value upon maturity, unless the referred credit defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit linked notes receive a higher yield in exchange for assuming the risk of a specified credit event.

Inverse Floaters. The Fund may invest in inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. The Fund may invest in zero coupon bonds, deferred interest, pay-in-kind and capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by the Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (i) the price received for the securities sold and (ii) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.

Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, the Fund may experience a loss. The Fund does not currently intend to enter into mortgage dollar rolls for financing and does not treat them as borrowings.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. The Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. The Fund may also, to the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Fund’s transaction costs. Options written or purchased by the Fund may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

When writing an option, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the option contract.

Yield Curve Options. The Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated. When writing an option, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the option contract.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Fund may engage in futures transactions on both U.S. and foreign exchanges.

The Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent the Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and therefore is not subject to registration or regulation as a pool operator under that Act with respect to the Fund.

Futures contracts and related options present the following risks:

■	While the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.

■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.

■	The loss incurred by the Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

■	Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV.

■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund.

■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

The Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in futures contracts and options on futures contracts. In the case of futures contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the futures contracts.

When-Issued Securities and Forward Commitments. The Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations.

Lending of Portfolio Securities. The Fund may engage in securities lending. Securities lending involves the lending of securities owned by the Fund to financial institutions such as certain broker-dealers including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral

APPENDIX A

may be invested by the Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, its affiliates or State Street or its affiliates and from which the Investment Adviser or its affiliates or State Street or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations or non-fundamental investment policies described elsewhere in this Prospectus regarding investments in fixed income securities and cash equivalents.

The Fund may lend its securities to increase its income. The Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The Fund may also enter into repurchase agreements involving certain foreign government securities.

If the seller under a repurchase agreement defaults, the Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

The Fund together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Borrowings and Reverse Repurchase Agreements. The Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. The Fund may not make additional investments if borrowings exceed 5% of its total assets. The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Borrowing and reverse repurchase agreements involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed-rate payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction (the buyer of the credit swap) the right to dispose of or acquire an asset (or group of assets or exposure to performance of an index), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps give the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

The Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

The Fund may enter into the transactions described above for hedging purposes or to seek to increase total return. As an example, when the Fund is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of a credit default swap may be required to pay the Fund the “notional value” of the credit default swap on a specified security (or group of securities). On the other hand, when the Fund is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the “notional value” of the credit default swap on a specified security (or group of securities) to the buyer of the credit default swap. The Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.

The use of interest rate, mortgage, credit, currency and total return swaps, options on swaps, and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market value, interest rates and currency exchange rates, or in the evaluation of the creditworthiness of swap counterparties, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used. When entering into swap contracts or writing options, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the swap contract.

Other Investment Companies. The Fund may invest in securities of other investment companies, including exchange traded funds (ETFs) such as iSharesSM, subject to statutory limitations prescribed by the Act. These limitations include in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs.

The use of ETFs is intended to help the Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Fund may invest in other investment companies and money market funds beyond the statutory limits described above. Some of those investment companies and money market funds may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, the Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Floating and Variable Rate Obligations. The Fund may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed-rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand

APPENDIX A

features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks. The Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institutions.

Preferred Stock, Warrants and Rights. The Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Appendix B
Financial Highlights

Core Fixed Income Fund—Service Shares

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total return reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. If total return reflected all of those fees and expenses, total return would be reduced. The information for the fiscal year ended December 31, 2007 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report (available upon request). The information for the fiscal year ended December 31, 2006 has been audited by the Fund’s former independent registered public accounting firm.

The financial highlights information for the fiscal years ended December 31, 2003, 2004 and 2005 for the Fund is based on the financial history of the predecessor Allmerica Select Investment Grade Income Fund, (the “Predecessor AIT Fund”). On January 9, 2006, the Predecessor AIT Fund reorganized into the Fund. However, the Predecessor AIT Fund is considered the accounting survivor of the reorganization. As a result, each Predecessor AIT Fund’s financial highlight information has been included in this Prospectus. The information for the fiscal years ended December 31, 2005, 2004 and 2003 has been audited by the Predecessor AIT Fund’s former independent registered public accounting firm.

																	Ratios
																	assuming
		Income (loss) from															no expense
		investment operations				Distributions to shareholders									Ratio of		reductions
			Net									Net	Ratio of		net		Ratio of
	Net asset		realized						Net asset			assets	net		investment		total
	value,	Net	and		Total from	From net	From net		value,			at end	expenses		income		expenses		Portfolio
	beginning	investment	unrealized		investment	investment	realized	Total	end of	Total		of year	to average		to average		to average		turnover
	of year	income	gain (loss)		operations	income	gains	distributions	year	return(b)		(in 000s)	net assets		net assets		net assets		rate(e)

For the Years Ended December 31,
2007	$9.94	$0.48(a)	$0.17		$0.65	$(0.46)	$—	$(0.46)	$10.13	6.81%		$264,389	0.54	%(j)	4.82	%(d)(j)	0.76	%(j)	123%
2006(c)	9.98	0.44(a)	(0.03	)(i)	0.41	(0.45)	—	(0.45)	9.94	4.23	(h)	285,768	0.54		4.49	(d)	0.78		265
2005(c)	10.29	0.42(g)	(0.24)		0.18	(0.49)	—	(0.49)	9.98	1.84		332,861	0.64		4.05		0.64		110
2004(c)	10.58	0.41(g)	—		0.41	(0.56)	(0.14)	(0.70)	10.29	3.98		402,219	0.64		3.78		0.64		113
2003(c)	10.72	0.38(g)	(0.03	)(f)	0.35	(0.49)	—	(0.49)	10.58	3.31		530,199	0.63		3.42		0.63		192

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. The Goldman Sachs Core Fixed Income Fund first began operations as the Allmerica Select Investment Grade Income Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance prior to January 9, 2006 is that of the Predecessor AIT Fund. The Predecessor AIT Fund was considered the accounting survivor of the reorganization and as such, the historical total return information of the Predecessor AIT Fund is provided.
(c)	The Predecessor AIT Fund was the accounting survivor of the reorganization and as such, the prior years financial highlights reflect the financial information of the Predecessor AIT Fund through January 8, 2006. In connection with such acquisition, the Goldman Sachs Core Fixed Income Fund issued Service Class Shares to the former shareholders of the Predecessor AIT Fund at $10.00 per share. Historical per-share amounts prior to the Fund reorganization have been adjusted to reflect the conversion ratio utilized for the reorganization.

(d)	Ratio of net investment income assuming no expense reductions is 4.25% for the year ended December 31, 2006 and 4.58% for the year ended December 31, 2007.

(e)	The portfolio turnover rate excluding the effect of mortgage dollar rolls is 259% and 92% for the years ended December 31, 2006 and 2007, respectively. Prior year ratios include the effect of mortgage dollar roll transactions.

(f)	The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period. This is due to the timing of sales and repurchases of Fund shares in relation to the fluctuating market values of the investments of the Fund.
(g)	Calculated based on the SEC methodology.
(h)	Total return reflects the impact of payments received for class action settlements received this year. Excluding such payment, the total return would have been 3.81%.
(i)	Reflects an increase of $0.04 due to payments received for class action settlements received this year.

(j)	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately 0.02% of average net assets.

Goldman Sachs Variable Insurance Trust –
Core Fixed Income Fund Prospectus (Service Shares)

     FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Your insurance company will provide you with annual and semi-annual reports if the Fund serves as the investment vehicle for your variable annuity contract or variable life insurance policy.

Statement of Additional Information
Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Fund’s annual and semi-annual reports, and the SAI, are available free upon request by calling Goldman Sachs at 1-800-621-2550. You can also access and download the annual and semi-annual reports and the SAI at the Fund’s website: http://www.goldmansachsfunds.com.

To obtain other information and for shareholder inquiries:

■	By telephone – 1-800-621-2550
■	By mail – Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606-6306
■	On the Internet – SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Trust documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Trust documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090.

The Trust’s investment company registration number is 811-08361.
GSAM® is a registered service mark of Goldman, Sachs & Co.

VITCOREFISVC

Prospectus

Service
Shares

April 30, 2008

GOLDMAN SACHS VARIABLE INSURANCE TRUST

■	Goldman Sachs Money Market Fund

Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN THE FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as investment adviser to the Money Market Fund (the “Fund”). GSAM is referred to in this Prospectus as the “Investment Adviser.”

Goldman Sachs Variable Insurance Trust (the “Trust”) offers shares of the Fund to separate accounts of participating insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Service Shares of the Trust are not offered directly to the public. The participating insurance companies, not the owners of the variable annuity contracts or variable life insurance policies or participants therein, are shareholders of the Fund. The Fund pools the monies of these separate accounts and invests these monies in portfolios of securities pursuant to the Fund’s stated investment objective.

The investment objective and policies of the Fund are similar to the investment objectives and policies of other mutual funds that the Investment Adviser manages. Although the objectives and policies may be similar, the investment results of the Fund may be higher or lower than the results of such other mutual funds. The Investment Adviser cannot guarantee, and makes no representation, that the investment results of similar funds will be comparable even though the funds have the same Investment Adviser.

     MONEY MARKET FUND

Goldman Sachs’ Money Market Investment Philosophy:
The Fund is managed to seek preservation of capital, daily liquidity and maximum current income. With the Fund, the Investment Adviser follows a conservative, risk-managed investment process that seeks to:

■	Manage credit risk
■	Manage interest rate risk
■	Manage liquidity

Investment Process

1.	Managing Credit Risk

The Investment Adviser’s process for managing risk emphasizes:

■	Intensive research—The Credit Department, a separate operating entity of Goldman, Sachs & Co. (“Goldman Sachs”), approves all money market fund eligible securities for the Fund. Sources for the Credit Department’s analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.

■	Timely updates—A Credit Department-approved list of securities is continuously communicated on a “real-time” basis to the portfolio management team via computer link.

The Result: An “approved” list of high-quality credits—The Investment Adviser’s portfolio management team uses this approved list to construct portfolios which offer the best available risk-return tradeoff within the “approved” credit universe. If a security is removed from the “approved” list, the Investment Adviser is not required to sell the security.

2.	Managing Interest Rate Risk

Three main steps are followed in seeking to manage interest rate risk:

■	Establish weighted average maturity (“WAM”) target—WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) is constantly revisited and adjusted as market conditions change. An overall strategy is developed by the Investment Adviser based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.

■	Implement optimum portfolio structure—Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser’s analysis of factors such as market events, short-term interest rates and the Fund’s asset volatility, are used to identify the most effective portfolio structure.
■	Conduct rigorous analysis of new securities—The Investment Adviser’s five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine suitability for money market mutual funds.

3.	Managing Liquidity

Factors that the Investment Adviser’s portfolio managers continuously monitor and that affect liquidity of a money market portfolio include:

■	The Fund’s investors and factors that influence their asset volatility;

■	Technical events that influence the trading range of federal funds and other short-term fixed income markets; and

■	Bid-ask spreads associated with securities in the portfolios.

The benchmark for the Fund is an iMoneyNet, Inc. Index. The Fund uses the iMoneyNet Index which best corresponds to the Fund’s eligible investments.

References in this Prospectus to the Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how the Fund is managed.

1

■	The Fund: The Fund’s securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Act”). Under Rule 2a-7, the Fund may invest only in U.S. dollar-denominated securities that are determined to present minimal credit risk and meet certain other criteria including conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information (the “SAI”).

■	The Investors: The Fund is designed for investors seeking a high rate of return, a stable net asset value (“NAV”) and convenient liquidation privileges.

■	NAV: The Fund seeks to maintain a stable NAV of $1.00 per share. There can be no assurance that the Fund will be able at all times to maintain a NAV of $1.00 per share.
■	Maximum Remaining Maturity of Portfolio Investments: 13 months (as determined pursuant to Rule 2a-7) at the time of purchase.
■	Dollar-Weighted Average Portfolio Maturity: Not more than 90 days (as required by Rule 2a-7).
■	Investment Restrictions: The Fund is subject to certain investment restrictions that are described in detail under “Investment Restrictions” in the SAI. Fundamental investment restrictions of the Fund cannot be changed without approval of a majority of the outstanding shares of the Fund. All investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval.

■	Diversification: Diversification can help the Fund reduce the risks of investing. In accordance with current regulations of the Securities and Exchange Commission (the “SEC”), the Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer with the following exception: the Fund may invest up to 25% of its total assets in the securities of a single issuer for up to three business days. This limitation does not apply to cash, certain repurchase agreements, U.S. Government Securities (as defined in Appendix A) or securities of other investment companies. In addition, securities subject to certain unconditional guarantees are subject to different diversification requirements as described in the SAI.

2

Fund Investment Objective and Strategies

Goldman Sachs Money
Market Fund

     INVESTMENT OBJECTIVES

The Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

The Fund pursues its investment objective by investing in U.S. Government Securities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Fund may also invest in U.S. dollar denominated obligations of foreign banks, foreign companies and foreign governments.

     PRINCIPAL INVESTMENT STRATEGIES

The table on the right identifies some of the investment techniques that may (but are not required to) be used by the Fund in seeking to achieve its investment objective. Numbers in this table show allowable usage only; for actual usage, consult the Fund’s annual and semi-annual reports. For more information see Appendix A. The Fund publishes on the Fund’s website (http://www.goldmansachsfunds.com) its complete portfolio holdings as of the end of each month subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the next publish date or the date on which the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI.

Investment Policies Matrix

Money
Market
Fund
U.S. Treasury Obligations[1]	●

U.S. Government Securities	●

Bank Obligations[2]	●
Over 25% of total assets must be invested in U.S. and foreign (US$) banks

Commercial Paper	●
U.S. and foreign (US$) commercial paper

Short-Term Obligations of Corporations and Other Entities	●
U.S. and foreign (US$) entities

Repurchase Agreements	●

Asset-Backed and Receivables-Backed Securities[3]	●

Foreign Government Obligations (US$)[4]	●

Municipals[5]	●

Custodial Receipts	●

Unrated Securities[6]	●

Investment Companies	●
Up to 10% of total assets in other investment companies

Private Activity Bonds	●

Credit Quality[6,7]	First Tier

Miscellaneous	May invest in obligations of the International Bank for Reconstruction and Development. Reverse repurchase agreements not permitted.

Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

1.	Issued or guaranteed by the U.S. Treasury.

2.	If adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits) the Fund may, for temporary defensive purposes, invest less than 25% of its total assets in bank obligations.

3.	To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of nationally recognized statistical rating organizations (“NRSROs”).

4.	The Fund may invest in U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government. The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by any entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs. The Fund may not invest more than 25% of its total assets in the securities of any one foreign government.

5.	Will only make such investments when yields on such securities are attractive compared to other taxable investments.

6.	To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality by the Investment Adviser to First Tier Securities. In addition, the Fund holding a security supported by a guarantee or demand feature may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.

7.	First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow the Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.

3

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Fund and may result in a loss of your investment. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

U.S.
	Stable	Credit/		Interest				Government	Banking
Fund	NAV	Default	Foreign	Rate	Management	Market	Liquidity	Securities	Industry
Money Market Fund	•	•	•	•	•	•	•	•	•

■	Stable NAV Risk—The risk that the Fund will not be able to maintain a NAV per share of $1.00 at all times.

■	Credit/Default Risk—The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its obligation to pay interest and repay principal.

■	Foreign Risk—The risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries, less publicly available financial and other information, less stringent foreign securities regulations and accounting and disclosure standards, or other factors. The Fund may not invest more than 25% of its total assets in the securities of any one foreign government.

■	Interest Rate Risk—The risk that during periods of rising interest rates, the Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund’s yield will tend to be higher.

■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Market Risk—The risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

■	Liquidity Risk—The risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perception, within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

■	U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Fund, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

■	Banking Industry Risk—The risk that if the Fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking industry may affect the value of the Fund’s investments more than if the Fund’s investments were not invested to such a degree in the banking industry. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

More information about the Fund’s portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

4

Fund Performance

     HOW THE FUND HAS PERFORMED

The bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Service Shares from year to year; and (b) the average annual total returns of the Fund’s Service Shares. Investors should be aware that the fluctuation of interest rates is one primary factor in performance volatility.

The bar chart (including “Best Quarter” and “Worst Quarter” information) and table assume reinvestment of dividends and distributions. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, the Fund’s performance would have been reduced. In addition, performance reflects Fund level expenses but does not reflect the fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. You may obtain the Fund’s current yield by calling 800-621-2550.

The Fund first began operations as the Allmerica Money Market Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. In January 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Trust. Performance of the Predecessor AIT Fund prior to the reorganization is not shown because as part of the reorganization the Predecessor AIT Fund changed its investment adviser to GSAM. In addition, the Fund had an investment objective and/or policies which were not identical to those of the Predecessor AIT Fund.

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’07 +4.85% Worst Quarter* Q1 ’07 +1.21%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2007	1 Year	Since Inception
Service Shares (Inception 1/9/06)	4.98%	4.83%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

5

Fund Fees and Expenses
(Service Shares)

This table describes the fees and expenses that you would pay if you buy and hold Service Shares of the Fund.

Money
Market
Fund
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None
Annual Fund Operating Expenses[1] (expenses that are deducted from Fund assets):
Management Fees	0.35%
Distribution and Service (12b-1) Fees[2]	0.25%
Other Expenses[3]*	0.10%

Total Fund Operating Expenses*	0.70%

*	The “Other Expenses” and “Total Fund Operating Expenses” shown in the table above do not reflect voluntary expense limitation agreements. The Fund’s “Other Expenses” and “Total Fund Operating Expenses,” after applications of current expense limitations, are as set forth below. These expense limitations may be modified or terminated at any time at the option of the Investment Adviser and without shareholder approval. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” shown below would be higher.

Money
Annual Fund Operating Expenses[1]	Market
(expenses that are deducted from Fund assets):	Fund
Management Fees	0.35%
Distribution and Service (12b-1) Fees[2]	0.25%
Other Expenses[3]	0.02%

Total Fund Operating Expenses (after expense limitations)	0.62%

1.	The Fund’s annual operating expenses have been restated to reflect a contractual reduction in transfer agent fees from an annual rate of 0.04% to an annual rate of 0.02% of the average daily net assets of the Fund’s Service Shares. The “Total Fund Operating Expenses” reflect the expenses that are expected to be incurred for the fiscal year ending December 31, 2008.

2.	Participating insurance companies may charge other fees to their customers who are beneficial owners of Service Shares in connection with their customers’ accounts. Such fees may affect the return customers realize with respect to their investments.

3.	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.02% of the average daily net assets of the Fund’s Service Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) equal on an annualized basis to 0.004% of the Fund’s average daily net assets. The expense reductions may be modified or terminated at any time at the option of the Investment Adviser without shareholder approval.
Example

The following Example is intended to help you compare the cost of investing in the Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds.

Surrender charges, mortality and expense risk fees and other charges may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies and are not reflected in the Table above and Example below. These fees should be described in the participating insurance companies’ prospectuses. Such fees or charges would reduce the return you may realize with respect to your investments.

The Example assumes that you invest $10,000 in Service Shares of the Fund for the time periods indicated and then redeem all of your Service Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years
Money Market	$72	$224	$390	$871

Certain participating insurance companies that invest in Service Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact such organizations for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain participating insurance companies that invest in Service Shares may receive other compensation in connection with the sale and distribution of Service Shares or for services to their customers’ accounts and/or the Fund. For additional information regarding such compensation, see “Service Providers” in the Prospectus and “Payments to Intermediaries” in the SAI.

6

Service Providers

     INVESTMENT ADVISER

Investment Adviser
Goldman Sachs Asset Management, L.P. (“GSAM”) 32 Old Slip New York, New York 10005

GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman Sachs. As of December 31, 2007, GSAM, including its investment advisory affiliates, had assets under management of $763 billion.

The Investment Adviser provides day-to-day advice regarding the fund’s portfolio transactions. The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Fund:

■	Supervises all non-advisory operations of the Fund

■	Provides personnel to perform necessary executive, administrative and clerical services to the Fund

■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and SAIs and other reports filed with the SEC and other regulatory authorities

■	Maintains the records of the Fund

■	Provides office space and all necessary office equipment and services

     MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fee, computed daily and payable monthly, at the annual rate listed below (as a percentage of the Fund’s average daily net assets):

		Actual Rate
		For the Fiscal
		Year Ended
	Contractual	December 31,
Fund	Rate	2007
Money Market	0.35%	0.35%

The Investment Adviser may voluntarily waive a portion of its management fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund in 2007 is available in the Fund’s semi-annual report dated June 30, 2007.

The Investment Adviser, distributor, and/or their affiliates may, from time to time, pay compensation from their own assets (and not as an additional charge to the Fund) to participating insurance companies for administrative services that such companies provide to their variable annuity and variable life insurance contract owners who are invested in the Fund and for other purposes. In addition, the Investment Adviser, distributor, and/or their affiliates may pay compensation from their own assets (and not as an additional charge to the Fund) to various securities dealers (including affiliates of participating insurance companies) (“Intermediaries”) that distribute variable annuity contracts and/or variable life insurance contracts of such companies in connection with the sale, distribution and/or servicing of such contracts. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Fund and other Goldman Sachs Funds, which may consist of payments relating to the funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Fund and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by the Investment Adviser, distributor and/or their affiliates may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services by the Fund. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. Please refer to the “Payments to Intermediaries” section of the SAI for more information about these payments.

The payments made by the Investment Adviser, distributor and/or their affiliates may differ for different participating insurance companies and Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative, salesperson

7

or participating insurance company to highlight, feature, offer or recommend the Fund based, at least in part, on the level of compensation paid. You should contact your participating insurance company or Intermediary for more information about the payments they receive and any potential conflicts of interest.

     DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of the Fund’s shares. Goldman Sachs, 71 S. Wacker Drive, Chicago, Illinois 60606, also serves as the Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

     ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES
     AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Fund or limit the Fund’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may adversely impact the Fund. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Fund, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend the Fund or who engage in transactions with or for the Fund. For more information about conflicts of interest, see the SAI.

8

Dividends

All or substantially all of the Fund’s net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of 4:00 p.m. New York time as a dividend and distributed monthly.

Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in the Fund’s daily distributions.

The Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calendar year. The realized gains and losses are not expected to be of an amount which would affect the Fund’s NAV of $1.00 per share.

9

Shareholder Guide

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Fund’s Service Shares.

How Can I Purchase Or Sell Service Shares Of The Fund?
Service Shares of the Fund are not sold directly to the public. Instead, Fund shares are sold to separate accounts that fund variable annuity and variable life insurance contracts issued by participating insurance companies. You may purchase or sell (redeem) shares of the Fund through variable annuity contracts and variable life insurance policies offered through the separate accounts. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the participating insurance companies. You should refer to those prospectuses for information on how to purchase a variable annuity contract or variable life insurance policy, how to select a specific Fund as an investment option for your contract or policy and how to redeem monies from the Fund.

The separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectus describing the variable annuity contracts and variable life insurance policies issued by the participating insurance companies) to be effected on that day pursuant to variable annuity contracts and variable life insurance policies.

Shares of the Fund may be purchased by separate accounts of both affiliated and unaffiliated participating insurance companies in order to fund both variable annuity and variable life insurance contracts, and also may be purchased by qualified plans. This may present certain conflicts of interests among variable annuity owners, variable life insurance policy owners and plan investors. The Trust’s Board of Trustees will monitor the Trust for the existence of any material irreconcilable conflict of interest. The Trust currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies arising from the fact that interests of the holders of variable annuity contracts and variable life insurance policies may differ due to differences of tax treatment or other considerations or due to conflicts among the participating insurance companies. If, however, a material unreconcilable conflict arises between the holders of variable annuity contracts and variable life insurance policies of participating insurance companies, a participating insurance company may be required to withdraw the assets allocable to some or all of the separate accounts from the Fund. Any such withdrawal could disrupt orderly portfolio management to the potential detriment of such holders.

Shares of the Fund (and other existing and new funds that might be added to the Trust) may also be offered to:

■	Unregistered separate accounts of various participating insurance companies through which variable annuity contracts and variable life insurance policies are sold in non-public offerings.
■	Unregistered separate accounts of various participating insurance companies through which variable annuity contracts and variable life insurance policies are offered exclusively to qualified pension and profit-sharing plans and/or certain governmental plans.
■	Qualified pension and profit-sharing plans. The Trust does not currently anticipate offering shares directly to such plans.

How Are Shares Priced?
Service Shares of the Fund are purchased and sold at the Fund’s next determined NAV for its Service Share Class after the Fund receives the order in proper form. Each Class calculates its NAV as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class) Number of the Outstanding Shares of the Class

Please note the following with respect to the price at which your transactions are processed:

■	NAV per share of each share class of the Fund is generally calculated by the accounting agent on each business day as of 5:00 p.m. New York time. Fund shares will generally not be priced on any day the New York Stock Exchange is closed although Fund shares may be priced on days when the New York Stock Exchange is closed if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day.

■	On any business day when the SIFMA recommends that the bond markets close early, the Fund reserves the right to close at or prior to the SIFMA recommended closing time. If the Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.

■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Although most money market securities settle on the same day as they are traded, investment transactions not settling on the same day are recorded and factored into the Fund’s NAV on the business day following trade date (T+1), consistent with industry practice. The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

10

SHAREHOLDER GUIDE

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets is stopped at a time other than their regularly scheduled closing times. In the event the New York Stock Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open the Fund for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during this situation, please call 1-800-621-2550.

To help the Fund maintain its $1.00 share price, portfolio securities are valued at amortized cost in accordance with SEC regulations. Amortized cost will normally approximate market value. There can be no assurance that the Fund will be able at all times to maintain a NAV of $1.00 per share.

In addition, if an event that affects the value of a security occurs after the publication of market quotations used by the Fund to price its securities but before the close of trading on the New York Stock Exchange, the Trust in its discretion and consistent with applicable regulatory guidance may determine whether to make an adjustment in light of the nature and significance of the event.

Do I Have To Pay Any Fees When Purchasing Or Selling Service Shares Of The Fund?
The Fund does not charge any fees when it sells or redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. These fees should be described in the participating insurance companies’ prospectuses.

What Else Should I Know About Service Share Purchases And Redemptions?
The Trust reserves the right to:

■	Suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC.
■	Suspend the offering of shares for a period of time.
■	Reject any purchase order.

■	Close the Fund to new investors from time to time and reopen the Fund whenever it is deemed appropriate by the Fund’s Investment Adviser.

Orders received by the Trust are effected on business days. The separate accounts purchase and redeem shares of the Fund at the Fund’s NAV per share calculated as of the day an order is received by the Fund although such purchases and redemptions may be executed the next morning. Redemption proceeds paid by wire transfer will normally be wired in federal funds on the next business day after the Trust receives actual notice of the redemption order (for a total of one business day delay), but may be paid up to three business days after receipt of actual notice of the order.

Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.

What Types Of Reports Will I Be Sent Regarding Investments In The Fund?
As a holder of a variable annuity contract or variable life insurance policy, you will receive annual shareholder reports containing audited financial statements and semi-annual shareholder reports from your participating insurance company.

What Are The Fund’s Voting Procedures?
Participating insurance companies, not the owners of the variable annuity contracts or variable life insurance policies or participants therein, are shareholders of the Fund. To the extent required by law:

■	The participating insurance companies will vote Fund shares held in the separate accounts in a manner consistent with timely voting instructions received from the holders of variable annuity contracts and variable life insurance policies.
■	The participating insurance companies will vote Fund shares held in the separate accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares they own, in the same proportion as those shares for which voting instructions are received.

It is anticipated that Fund shares held by unregistered separate accounts or qualified plans generally will be voted for or against any proposition in the same proportion as all other Fund shares are voted unless the unregistered separate account’s participating insurance company or the plan makes other arrangements.

Additional information concerning voting rights of the participants in the separate accounts is more fully set forth in the prospectus relating to those accounts issued by the participating insurance companies.

     DISTRIBUTION SERVICES AND FEES

What Are The Distribution And Service Fees Paid By Service Shares?
The Trust has adopted a distribution and service plan (the “Plan”) under which Service Shares bear distribution and service fees paid to participating insurance companies and Goldman Sachs. If the fees received by Goldman Sachs pursuant to the Plan exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally receives and pays the distribution and service fees on a quarterly basis.

11

Under the Plan, Goldman Sachs is entitled to a monthly fee from the Fund for distribution services equal, on an annual basis, to 0.25% of the Fund’s average daily net assets attributed to Service Shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

The distribution fees are subject to the requirements of Rule 12b-1 under the Investment Company Act, and may be used (among other things) for:

■	Compensation paid to and expenses incurred by insurance companies, other financial intermediaries, and Goldman Sachs, and their respective officers, employees and sales representatives;

■	Sales commissions;

■	Allocable overhead;

■	Telephone and travel expenses;

■	Interest and other costs associated with the financing of such compensation and expenses;

■	Printing of prospectuses for prospective shareholders;

■	Preparation and distribution of sales literature or advertising of any type; and
■	All other expenses incurred in connection with activities primarily intended to result in the sale of Service Shares.

In addition, the fees may be used for personal and account maintenance services performed and related expenses incurred in connection with Service Shares. Personal and account maintenance services include services relating to assistance to contract owners regarding their investments in Service Shares and responding to contract owner inquiries.

12

Taxation

The Fund is treated as a separate corporate entity for federal tax purposes. The Fund has elected to be treated as a regulated investment company and intends to qualify for such treatment for each taxable year under Subchapter M of Subtitle A, Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”). In addition, the Fund intends to qualify under the Code with respect to the diversification requirements related to variable contracts. Provided that the Fund and a separate account investing in the Fund satisfy applicable tax requirements, the Fund will not be subject to federal tax and any distributions from the Fund to the separate accounts will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or a variable life insurance contract.

Persons investing in variable annuity or variable life insurance contracts should refer to the prospectuses with respect to such contracts for further information regarding the tax treatment of the contracts and the separate accounts in which the contracts are invested.

13

Appendix A
Additional Information on Portfolio
Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs. The Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies.

U.S. Treasury Obligations and U.S. Government Securities. U.S. Treasury Obligations include securities issued or guaranteed by the U.S. Treasury (“U.S. Treasury Obligations”). Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”). U.S. Treasury Obligations may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

U.S. Government Securities are obligations issued or guaranteed by U.S. government agencies, authorities, instrumentalities or sponsored enterprises (“U.S. Government Securities”). Unlike U.S. Treasury Obligations, U.S. Government Securities can be supported by either (i) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

The Fund invests in U.S. Treasury Obligations and certain U.S. Government Securities the interest from which is generally exempt from state income taxation. Securities generally eligible for this exemption include those issued by the U.S. Treasury and certain agencies, authorities or instrumentalities of the U.S. government, including the Federal Home Loan Banks, Federal Farm Credit Banks and Tennessee Valley Authority.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Bank Obligations. Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers’ acceptances, time deposits and other debt obligations. The Fund may invest in obligations issued or backed by U.S. or foreign banks when a bank has more than $1 billion in total assets at the time of purchase or is a branch or subsidiary of such a bank. In addition, the Fund may invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks that have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

If the Fund invests more than 25% of its total assets in bank obligations (whether foreign or domestic), it may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds,

14

APPENDIX A

loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Commercial Paper. The Fund may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. The commercial paper purchased by the Fund consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

Short-Term Obligations. The Fund may invest in other short-term obligations, including master demand notes and short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations or other entities. A master demand note permits the investment of varying amounts by the Fund under an agreement between the Fund and an issuer. The principal amount of a master demand note may be increased from time to time by the parties (subject to specified maximums) or decreased by the Fund or the issuer. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed rate or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by the Fund may be regarded as illiquid.

Repurchase Agreements. The Fund may enter into repurchase agreements with securities dealers and banks. Repurchase agreements are similar to collateralized loans, but are structured as a purchase of securities by the Fund, subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The difference between the original purchase price and the repurchase price is normally based on prevailing short-term interest rates. Under a repurchase agreement, the seller is required to furnish collateral at least equal in value or market price to the amount of the seller’s repurchase obligation.

If the seller under a repurchase agreement defaults, the Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy or insolvency proceedings concerning the seller, the Fund could suffer additional losses if the collateral held by the Fund is subject to a court “stay” that prevents the Fund from promptly selling the collateral. If this occurs, the Fund will bear the risk that the value of the collateral will decline below the repurchase price. Furthermore, the Fund could experience a loss if a court determines that the Fund’s interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to the Fund’s shareholders. In addition, the Fund, together with certain other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Asset-Backed and Receivables-Backed Securities. The Fund may invest in asset-backed and receivables-backed securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, mortgages, installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligation, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to market conditions impacting asset-backed securities more generally. Certain mortgage-backed securities (especially those backed by sub-prime and second-lien loans) have declined in value in light of recent market and economic developments, and such developments have led to reduced demand and limited liquidity for certain mortgage-related securities.

15

Foreign Government Obligations and Related Foreign Risks. The Fund may invest in foreign government obligations. Foreign government obligations that the Fund invests in are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs.

Investments by the Fund in foreign securities, whether issued by a foreign government, bank, corporation or other issuer, may present a greater degree of risk than investments in securities of domestic issuers because of less publicly-available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks. The legal remedies for investors may be more limited than the remedies available in the United States. In addition, changes in the exchange rate of a foreign currency relative to the U.S. dollar (e.g., weakening of the currency against the U.S. dollar) may adversely affect the ability of a foreign issuer to pay interest and repay principal on an obligation.

Municipal Obligations. The Fund may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations in which the Fund may invest include fixed rate notes and similar debt instruments; variable and floating rate demand instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper, bonds or other instruments.

Municipal Notes and Bonds. Municipal notes include tax anticipation notes (“TANs”), revenue anticipation notes (“RANs”), bond anticipation notes (“BANs”), tax and revenue anticipation notes (“TRANs”) and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or locality sufficient to cover debt service on the authority’s obligations. Industrial development bonds (“private activity bonds”) are a specific type of revenue bond backed by the credit and security of a private user and, therefore, have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

Tender Option Bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and the Fund’s average portfolio maturity. There is a risk that the Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualification from tax-exempt status.

Revenue Anticipation Warrants. Revenue Anticipation Warrants (“RAWs”) are issued in anticipation of the issuer’s receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer’s payment obligations. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

Industrial Development Bonds. The Fund may invest in industrial development bonds (private activity bonds). Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user, the interest from which would be an item of tax preference when distributed by the Fund as “exempt-interest dividends” to shareholders under the AMT.

Other Municipal Obligation Policies. Municipal obligations may include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in

16

APPENDIX A

municipal leases or other instruments, such as installment contracts. Moral obligation bonds are supported by the moral commitment but not the legal obligation of a state or municipality. Municipal leases, certificates of participation and moral obligation bonds present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments under these instruments.

Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial institutions such as insurance companies which may issue insurance policies with respect to municipal obligations. The credit quality of these banks, insurance companies and other financial institutions could, therefore, cause a loss to the Fund that invests in municipal obligations. The insurance companies’ exposure to securities involving sub-prime mortgages may cause insurer rating downgrade or insolvency, which may affect the prices and liquidity of municipal obligations insured by the insurance company. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

In order to enhance the liquidity, stability or quality of a municipal obligation, the Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.

In purchasing municipal obligations, the Fund intends to rely on opinions of bond counsel or counsel to the issuers for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes. The Fund will not undertake independent investigations concerning the tax-exempt status of such obligations, nor does it guarantee or represent that bond counsels’ opinions are correct. Bond counsels’ opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of the Fund’s distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income.

Custodial Receipts. The Fund may invest in custodial receipts (including tender option bonds, see above for more information) representing interests in U.S. Government Securities, municipal obligations or other debt instruments held by a custodian or trustee. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities, or by a state or local governmental body or authority, or by other types of issuers. For certain securities law purposes, custodial receipts are not considered obligations of the underlying issuers. In addition, if for tax purposes the Fund is not considered to be the owner of the underlying securities held in the custodial account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account.

Other Investment Companies. The Fund may invest in securities of other investment companies, subject to statutory limitations prescribed by the Act. These limitations include in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs.

The use of ETFs is intended to help the Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Fund may invest in other investment companies and money market funds beyond the statutory limits described above. Some of those

17

investment companies and money market funds may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Floating and Variable Rate Obligations. The Fund may purchase floating and variable rate obligations, including tender option bonds. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. Subject to the conditions for using amortized cost valuation under the Act, the Fund may consider the maturity of a variable or floating rate obligation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury Obligation or U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at specified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks. The Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

When-Issued Securities and Forward Commitments. The Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Fund must “set-aside” liquid assets, or engage in other appropriate measures to “cover” its obligations.

Illiquid Securities. The Fund may invest up to 10% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain municipal leases and participation interests
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Investing in restricted securities may decrease the liquidity of the Fund’s portfolio. Securities purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perception.

Borrowings. The Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. The Fund may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the Additional Statement.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, the Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Risks of Large Shareholder Redemptions. Certain participating insurance companies, accounts or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these participating insurance companies or accounts of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may negatively impact the Fund’s brokerage and tax costs.

18

Appendix B
Financial Highlights

Money Market Fund—Service Shares

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total return reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. If total return reflected all of those fees and expenses, total return would be reduced. The information for the fiscal year ended December 31, 2007 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report (available upon request). The information for the fiscal year ended December 31, 2006 has been audited by the Fund’s former independent registered public accounting firm.

The financial highlights information for the fiscal years ended December 31, 2003, 2004 and 2005 for the Fund is based on the financial history of the predecessor Allmerica Money Market Fund (the “Predecessor AIT Fund”). On January 9, 2006, the Predecessor AIT Fund reorganized into the Fund. However, the Predecessor AIT Fund is considered the accounting survivor of the reorganization. As a result, the Predecessor AIT Fund’s financial highlight information has been included in this Prospectus. The information for the fiscal years ended December 31, 2005, 2004 and 2003 has been audited by the Predecessor AIT Fund’s former independent registered public accounting firm.

											Ratios
											assuming
											no expense
									Ratio of		reductions
							Net	Ratio of	net		Ratio of
	Net asset				Net asset		assets	net	investment		total
	value,	Net	Distributions		value,		at end	expenses	income		expenses
	beginning	investment	from net		end of	Total	of year	to average	to average		to average
	of year	income	investment income		year	return(b)	(in 000s)	net assets	net assets		net assets

For the Years Ended December 31,(c)
2007	$1.00	$0.05(a)	$(0.05)		$1.00	4.98%	$205,518	0.48%	4.87	%(d)	0.71%
2006(c)	1.00	0.05(a)	(0.05)		1.00	4.65	199,439	0.49	4.59	(d)	0.71
2005(c)	1.00	0.03(e)	(0.03	)(f)	1.00	2.75	222,194	0.55	2.65		0.55
2004(c)	1.00	0.01(e)	(0.01)		1.00	0.91	264,679	0.52	0.88		0.52
2003(c)	1.00	0.01(e)	(0.01)		1.00	0.80	377,155	0.53	0.82		0.53

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes reinvestment of all distributions. The Goldman Sachs Money Market Fund first began operations as the Allmerica Money Market Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance prior to January 9, 2006 is that of the Predecessor AIT Fund. The Predecessor AIT Fund was considered the accounting survivor of the reorganization and as such, the historical total return information of the Predecessor AIT Fund is provided.
(c)	The Predecessor AIT Fund was the accounting survivor of the reorganization and as such, the prior years financial highlights reflect the financial information of the Predecessor AIT Fund through January 8, 2006. In connection with such acquisition, the Goldman Sachs Money Market Fund issued Service Class Shares to the former shareholders of the Predecessor AIT Fund.

(d)	Ratio of net investment income assuming no expense reductions is 4.37% for the year ended December 31, 2006 and 4.64% for the year ended December 31, 2007.

(e)	Calculated based on the SEC methodology.
(f)	Distribution from net realized gain on investments and return of capital amounted to less than $0.0005.

19

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Goldman Sachs Variable Insurance Trust –
Money Market Fund Prospectus (Service Shares)

     FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.

Your insurance company will provide you with annual and semi-annual reports if the Fund serves as the investment vehicle for your variable annuity contract or variable life insurance policy.

Statement of Additional Information
Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Fund’s annual and semi-annual reports, and the SAI, are available free upon request by calling Goldman Sachs at 1-800-621-2550. You can also access and download the annual and semi-annual reports and the SAI at the Fund’s website: http://www.goldmansachsfunds.com.

To obtain other information and for shareholder inquiries:

■	By telephone – 1-800-621-2550
■	By mail – Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606-6306
■	On the Internet – SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Trust documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Trust documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090.

The Trust’s investment company registration number is 811-08361.
GSAM® is a registered service mark of Goldman, Sachs & Co.

VITMMPROSVC

PART B
STATEMENT OF ADDITIONAL INFORMATION
DATED APRIL 30, 2008
INSTITUTIONAL SHARES
SERVICE SHARES
GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND
GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND
GOLDMAN SACHS CAPITAL GROWTH FUND
GOLDMAN SACHS GROWTH AND INCOME FUND
GOLDMAN SACHS MID CAP VALUE FUND
GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
GOLDMAN SACHS EQUITY INDEX FUND
GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND
GOLDMAN SACHS GOVERNMENT INCOME FUND
GOLDMAN SACHS CORE FIXED INCOME FUND
GOLDMAN SACHS MONEY MARKET FUND
(PORTFOLIOS OF GOLDMAN SACHS VARIABLE INSURANCE TRUST)
Goldman Sachs Variable Insurance Trust
71 South Wacker Drive
Chicago, Illinois 60606
     This Statement of Additional Information (the “SAI”) is not a Prospectus. This SAI should be read in conjunction with the Prospectuses for Service Shares of the Goldman Sachs Structured U.S. Equity Fund, Goldman Sachs Structured Small Cap Equity Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Equity Index Fund, Goldman Sachs Strategic International Equity Fund, Goldman Sachs Government Income Fund, Goldman Sachs Core Fixed Income Fund and Goldman Sachs Money Market Fund (each, a “Fund” and collectively, the “Funds”) dated April 30, 2008 and the Prospectuses for Institutional Shares of the Goldman Sachs Structured U.S. Equity Fund, Goldman Sachs Structured Small Cap Equity Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund and Goldman Sachs Strategic International Equity Fund dated April 30, 2008 (collectively, the “Prospectuses”), as they each may be further amended and/or supplemented from time to time and which may be obtained without charge from Goldman, Sachs & Co. by calling the telephone number, or writing to one of the addresses, listed below.
     The audited financial statements and related reports of PricewaterhouseCoopers LLP, independent registered public accounting firm for each Fund, contained in each Fund’s 2007 Annual Report are incorporated herein by reference in the section “Financial Statements.” No other parts of any Annual Report are incorporated by reference herein. A Fund’s Annual Report may be obtained upon request and without charge by writing Goldman, Sachs & Co., P.O. Box 06050, Chicago, Illinois 60606 or by calling Goldman, Sachs & Co., at the telephone number on the back cover of the Funds’ Prospectuses.
     GSAM® is a registered service mark of Goldman, Sachs & Co.

The date of this SAI is April 30, 2008.

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GOLDMAN SACHS ASSET MANAGEMENT, L.P.	GOLDMAN, SACHS & CO.
Investment Adviser to:	Distributor
Goldman Sachs Structured U.S. Equity Fund	85 Broad Street
Goldman Sachs Structured Small Cap Equity Fund	New York, New York 10004
Goldman Sachs Capital Growth Fund
Goldman Sachs Growth and Income Fund
Goldman Sachs Mid Cap Value Fund	GOLDMAN, SACHS & CO.
Goldman Sachs Growth Opportunities Fund	Transfer Agent
Goldman Sachs Equity Index Fund	71 South Wacker Drive
Goldman Sachs Government Income Fund	Chicago, IL 60606
Goldman Sachs Core Fixed Income Fund
Goldman Sachs Money Market Fund
32 Old Slip
New York, New York 10005

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL	SSgA Funds Management, Inc.
Investment Adviser to:	Investment Sub-Adviser to:
Goldman Sachs Strategic International Equity Fund	Goldman Sachs Equity Index Fund
Christchurch Court	State Street Financial Center
10-15 Newgate Street	One Lincoln Street
London, England EC1A7HD	Boston, Massachusetts 02111-2900
Toll free (in U.S.).......800-621-2550

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INTRODUCTION
     Goldman Sachs Variable Insurance Trust (the “Trust”) is an open-end, management investment company. Service Shares and Institutional Shares of the Trust may be purchased and held by the separate accounts (“Separate Accounts”) of participating life insurance companies (“Participating Insurance Companies”) for the purpose of funding variable annuity contracts and variable life insurance policies. Service Shares and Institutional Shares of the Trust are not offered directly to the general public. The following series of the Trust are described in this SAI: Goldman Sachs Structured U.S. Equity Fund (“Structured U.S. Equity Fund”), Goldman Sachs Structured Small Cap Equity Fund (“Structured Small Cap Equity Fund”), Goldman Sachs Capital Growth Fund (“Capital Growth Fund”), Goldman Sachs Growth and Income Fund (“Growth and Income Fund”), Goldman Sachs Mid Cap Value Fund (“Mid Cap Value Fund”), Goldman Sachs Growth Opportunities Fund (“Growth Opportunities Fund”), Goldman Sachs Equity Index Fund (“Equity Index Fund”), Goldman Sachs Strategic International Equity Fund (“Strategic International Equity Fund”), Goldman Sachs Government Income Fund (“Government Income Fund”), Goldman Sachs Core Fixed Income Fund (“Core Fixed Income Fund”) and Goldman Sachs Money Market Fund (“Money Market Fund”) (each a “Fund”, and collectively, the “Funds”).
     The Growth Opportunities Fund, Equity Index Fund, Government Income Fund, Core Fixed Income Fund and Money Market Fund were created to acquire the assets and liabilities of the Allmerica Select Capital Appreciation Fund, Allmerica Equity Index Fund, Allmerica Government Bond Fund, Allmerica Select Investment Grade Income Fund and Allmerica Money Market Fund, respectively, of Allmerica Investment Trust (the “Predecessor Allmerica Funds”). On January 9, 2006, the Predecessor Allmerica Funds were reorganized into their corresponding Goldman Sachs Funds. These Predecessor Allmerica Funds, for purposes of the reorganization, are considered the accounting survivors and accordingly, certain financial history of the Predecessor Allmerica Funds is included in this SAI.
     Each Fund is a series of Goldman Sachs Variable Insurance Trust, which was formed under the laws of the State of Delaware on September 16, 1997. The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares of beneficial interest into separate series and to classify and reclassify any series or portfolio of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the Funds. Additional series and classes may be added in the future from time to time. Each Fund currently offers Service Shares, and the Structured U.S. Equity Fund, Structured Small Cap Equity Fund, Capital Growth Fund, Growth and Income Fund, Mid Cap Value Fund and Strategic International Equity Fund also offer Institutional Shares. See “SHARES OF THE TRUST.”
     Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Structured U.S. Equity, Structured Small Cap Equity, Capital Growth, Growth and Income, Mid Cap Value, Growth Opportunities, Equity Index, Government Income, Core Fixed Income and Money Market Funds. Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman Sachs, serves as the investment adviser to the Strategic International Equity Fund. SSgA Funds Management, Inc. (“SSgA”) serves as investment sub-adviser to the Equity Index Fund. GSAM and GSAMI are sometimes individually referred to as an “Investment Adviser” and collectively herein as the “Investment Advisers.” SSgA is referred to herein as the “Sub-Adviser.” In addition, Goldman Sachs serves as each Fund’s distributor and transfer agent. Except for the Money Market Fund, each Fund’s custodian is JPMorganChase Bank, N.A. (“JPMorganChase”). State Street Bank and Trust Company (“State Street”) is the custodian for the Money Market Fund.
     The following information relates to and supplements the description of each Fund’s investment policies contained in the Prospectuses. See the Prospectuses for more complete descriptions of the Funds’ investment objectives and policies. Investing in the Funds entails certain risks, and there is no assurance that a Fund will achieve its objective. Capitalized terms used but not defined herein have the same meaning as in the Prospectuses.

INVESTMENT OBJECTIVES AND POLICIES
     Each Fund has a distinct investment objective and policies. There can be no assurance that a Fund’s objective will be achieved. Each Fund is a diversified open-end management company as defined in the Investment Company Act of 1940, as amended (the “Act”). The investment objective and policies of each Fund, and the associated risks of each Fund, are discussed in the Funds’ Prospectuses, which should be read carefully before an investment is made. All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval. However, with respect to the Structured U.S. Equity, Structured Small Cap Equity, Mid Cap Value, Strategic International Equity, Equity Index, Government Income and Core Fixed Income Funds, to the extent required by U.S. Securities and Exchange Commission (“SEC”) regulations including Rule 35d-1 of the Act and the SEC’s interpretive positions thereunder, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) or total assets (not including securities lending collateral and any investment of that collateral) in the particular type of investment suggested by its name. Additional information about the Funds, their policies, and the investment instruments they may hold, is provided below.
     Each of the Structured U.S. Equity, Structured Small Cap Equity, Capital Growth, Growth and Income, Mid Cap Value, Growth Opportunities, Equity Index and Strategic International Equity Funds may be referred to in this SAI individually as an “Equity Fund” and collectively as the “Equity Funds.” Each of the Government Income and Core Fixed Income Funds may be referred to in this SAI individually as a “Fixed Income Fund” and together as the “Fixed Income Funds.”
     Each Fund’s share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program.
     The following discussion supplements the information in the Funds’ Prospectuses.
  General Information Regarding The Equity Funds (Other Than The Equity Index and Strategic International Funds)
     The Investment Adviser may purchase for the Equity Funds common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities (“equity investments”). The Investment Adviser utilizes first-hand fundamental research, including visiting company facilities to assess operations and to meet decision-makers, in choosing an Equity Fund’s securities. The Investment Adviser may also use macro analysis of numerous economic and valuation variables to anticipate changes in company earnings and the overall investment climate. The Investment Adviser is able to draw on the research and market expertise of the Goldman Sachs Global Investment Research Department and other affiliates of the Investment Adviser, as well as information provided by other securities dealers. Equity investments in an Equity Fund’s portfolio will generally be sold when the Investment Adviser believes that the market price fully reflects or exceeds the investments’ fundamental valuation or when other more attractive investments are identified.
     Value Style Funds. The Growth and Income Fund and Mid Cap Value Fund are managed using a value oriented approach. The Investment Adviser evaluates securities using fundamental analysis and intends to purchase equity investments that are, in its view, underpriced relative to a combination of such companies’ long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. Consideration will be given to the business quality of the issuer. Factors positively affecting the Investment Adviser’s view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company’s financial leverage and the sustainable return on capital invested in the business. The Funds may also purchase securities of companies that have experienced difficulties and that, in the opinion of the Investment Adviser, are available at attractive prices.
     Growth Style Funds. The Capital Growth and Growth Opportunities Funds are managed using a growth equity oriented approach. Equity investments for these Funds are selected based on their long-term prospects for above average growth. The Investment Adviser employs an investment strategy with three primary components. The first is to buy a business with the belief that wealth is created by the long-term ownership of a growing business. The second is to buy a high-quality business that exhibits high-quality growth criteria including strong business franchise, favorable long-term trends and excellent management. The third component of the strategy is to buy the business at an attractive valuation. The Investment Adviser maintains a long-term outlook when implementing this disciplined investment process.
     Quantitative Style Equity Funds. The Structured U.S. Equity and Structured Small Cap Equity Funds (the “Structured Equity Funds”) are managed using both quantitative and fundamental techniques.
     Investment Process. The Investment Adviser begins with a broad universe of U.S. equity investments for the Structured Equity Funds. As described more fully below, the Investment Adviser uses a proprietary multifactor model (the “Multifactor Model”) to forecast the returns of different markets, currencies and individual securities.
     In building a diversified portfolio for each Structured Equity Fund, the Investment Adviser utilizes optimization techniques to seek to construct the most efficient risk/return portfolio given each Structured Equity Fund’s benchmark. Each portfolio is primarily composed of securities that the Investment Adviser believes maximize the portfolio’s risk/return tradeoff characteristics. Each portfolio holds industry weightings similar to those of the relevant Fund’s benchmark.
     Multifactor Model. The Multifactor Model used by the Structured Equity Funds is a rigorous computerized rating system for forecasting the returns of different equity markets, currencies and individual equity investments according to fundamental investment characteristics. The Structured Equity Funds use one Multifactor Model to forecast the returns of securities in the relevant forecast universe. The Multifactor Model incorporates common variables including measures of price, value, momentum, profitability, earnings quality, management impact and analyst sentiment. All of the factors used in the Multifactor Model have been shown to significantly impact the performance of the securities, currencies and markets in the forecast universe.
     The weightings assigned to the factors in the individual equity Multifactor Model used by the Structured Equity Funds are derived using a statistical formulation that considers each factor’s historical performance, volatility and stability of ranking in different market environments. As such, the U.S. Multifactor Model is designed to evaluate each security using factors that are statistically related to returns over the long run. Because they include many disparate factors, the Investment Adviser believes that the Multifactor Model is broader in scope and provides a more thorough evaluation than traditional investment processes. Securities and markets ranked highest by the Multifactor Model do not have one dominant investment characteristic; rather, they possess an attractive combination of investment characteristics. By using a variety of relevant factors to select securities, currencies or markets, the Investment Adviser believes that the Fund will be better balanced and have more consistent performance than an investment portfolio that uses only one or two factors to select such investments.
     The Investment Adviser will monitor, and may occasionally suggest and make changes to, the method by which securities, currencies or markets are selected for or weighted in a Fund. Such changes (which may be the result of changes in the Multifactor Model or the method of applying the Multifactor Model) may include: (i) evolutionary changes to the structure of the Multifactor Model (e.g., the addition of new factors or a new means of weighting the factors); (ii) changes in trading procedures (e.g., trading frequency or the manner in which a Fund uses futures); or (iii) changes in the method by which securities, currencies or markets are weighted in a Fund. Any such changes will preserve a Fund’s basic investment philosophy of combining qualitative and quantitative methods of selecting securities using a disciplined investment process.

     Other Information. Since normal settlement for equity investments is three trading days (for certain international markets settlement may be longer), the Equity Funds will need to hold cash balances to satisfy shareholder redemption requests. Such cash balances will typically be less than 5% of a Fund’s net assets. The Structured U.S. Equity Fund may enter into futures transactions only with respect to the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500® Index”), and the Structured Small Cap Equity Fund may enter into futures transactions only with respect to a representative index in order to keep the Fund’s effective equity exposure close to 100%. For example, if cash balances are equal to 5% of the net assets, the Fund may enter into long futures contracts covering an amount equal to 5% of the Fund’s net assets. As cash balances fluctuate based on new contributions or withdrawals, a Fund may enter into additional contracts or close out existing positions.
Information About the Equity Index Fund
     The Equity Index Fund will attempt to replicate the investment results of the S&P 500 Index while minimizing transactional costs and other expenses. Stocks in the S&P 500 are ranked in accordance with their statistical weighting from highest to lowest. The method used to select investments for the Equity Index Fund involves investing in common stocks in approximately the order of their weighting in the S&P 500, beginning with those having the highest weighting. The Fund uses the S&P 500 as the performance standard because it represents over 70 percent of the total market value of all publicly-traded common stocks in the U.S., is well-known to investors and, in the opinion of the Sub-Adviser, is representative of the performance of common stocks publicly-traded in the United States. Many, but not all, of the stocks in the S&P 500 are issued by companies that are among the 500 largest as measured by the aggregate market value of their outstanding stock (market price per share multiplied by number of shares outstanding). Inclusion of a stock in the S&P 500 does not imply that Standard & Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), has endorsed it as an investment. With respect to investing in common stocks, there can be no assurance of capital appreciation and there is a substantial risk of market decline.
     The Equity Index Fund’s ability to duplicate the performance of the S&P 500 will be influenced by the size and timing of cash flows into or out of the Fund, the liquidity of the securities included in the S&P 500, transaction and operating expenses and other factors. These factors, among others, may result in “tracking error,” which is a measure of the degree to which the Fund’s results differ from the results of the S&P 500.
     Tracking error is measured by the difference between total return for the S&P 500 with dividends reinvested and total return for the Fund with dividends reinvested prior to deductions for fund or product expenses. Tracking error is monitored by the Sub-Adviser on a regular basis. All tracking error deviations are reviewed to determine the effectiveness of investment policies and techniques. If the tracking error deviation exceeds industry standards for the Fund’s asset size, the Sub-Adviser will bring the deviation to the attention of the Trustees.
     While the Board of Trustees of the Trust has selected the S&P 500 as the index the Fund will attempt to replicate, the Trustees reserve the right to select another index at any time without seeking shareholder approval if they believe that the S&P 500 no longer represents a broad spectrum of common stocks that are publicly traded in the United States or if there are legal, economic or other factors limiting the use of any particular index. If the Trustees change the index which the Equity Index Fund attempts to replicate, the Equity Index Fund may incur significant transaction costs in switching from one index to another.
     The Equity Index Fund will invest only in those stocks, and in such amounts, as the Investment Adviser and/or the Sub-Adviser determines to be necessary or appropriate for the Equity Index Fund to approximate the S&P 500. As the size of the Equity Index Fund increases, the Equity Index Fund may purchase a larger number of stocks included in the S&P 500, and the percentage of its assets invested in most stocks included in the S&P 500 will approach the percentage that each such stock represents in the S&P 500. However, there is no minimum or maximum number of stocks included in the S&P 500 which the Equity Index Fund will hold. Under normal circumstances, it is expected that the Equity Index Fund will hold approximately 500 different companies included in the S&P 500 Index. The Equity Index Fund may compensate for the omission of a stock that is included in the S&P 500, or for purchasing stocks in other than the same proportions that they are represented in the S&P 500, by purchasing stocks which are believed to have characteristics which correspond to those of the omitted stocks.
     The Equity Index Fund may invest in short-term debt securities to maintain liquidity or pending investment in stocks. Such investments will not be made for defensive purposes or in anticipation of a general decline in the market price of stocks in which the Equity Index Fund invests; investors in the Equity Index Fund bear the risk of general declines in the stock markets. The Equity Index Fund also may take advantage of tender offers, resulting in higher returns than are reflected in the performance of the S&P 500. In addition, the Equity Index Fund may hold warrants, preferred stocks and debt securities, whether or not convertible into common stock or with rights attached, if acquired as a result of in-kind dividend distributions, mergers, acquisitions or other corporate activity involving the common stocks held by the Equity Index Fund. Such investment transactions and securities holdings may result in positive or negative tracking error.
     The Equity Index Fund may purchase or sell futures contracts on stock indexes for hedging purposes and in order to achieve a fully invested position while maintaining sufficient liquidity to meet possible net redemptions. The effectiveness of a strategy of investing in stock index futures contracts will depend upon the continued availability of futures contracts based on the S&P 500 or which tend to move together with stocks included in the S&P 500. The Equity Index Fund would not enter into futures contracts on stock indexes for speculative purposes.
     The Equity Index Fund may invest up to 15% of its total assets in foreign securities (not including its investments in American Depositary Receipts (“ADRs”)). The Equity Index Fund may also invest up to 15% of its net assets in securities that are not deemed liquid.
     Because of its policy of tracking the S&P 500, the Equity Index Fund is not managed according to traditional methods of active investment management, which involve the buying and selling of securities based upon investment analysis of economic, financial and market factors. Consequently, the projected adverse financial performance of a company normally would not result in the sale of the company’s stock, and projected superior financial performance by a company normally would not lead to an increase in the holdings of the company. From time to time, the Sub-Adviser may make adjustments in the portfolio because of cash flows, mergers, changes in the composition of the S&P 500 and other similar reasons.
     Standard & Poor’s is not in any way affiliated with the Equity Index Fund or the Trust. “Standard & Poor’s,” “Standard & Poor’s 500,” “S&P 500” and “500” are registered trademarks of Standard & Poor’s Corporation.
Information About the Strategic International Equity Fund
     The Strategic International Equity Fund is managed using an active international approach, which utilizes a consistent process of stock selection undertaken by research teams located within each of the major investment regions, including Europe, Japan, Asia, the U.S. and the emerging markets. In selecting securities, the Investment Adviser uses a bottom-up strategy based on first-hand fundamental research that is designed to give broad exposure to the available opportunities while seeking to add return primarily through stock selection. Equity investments for the Fund are evaluated based on three key factors—the business, the management and the valuation. The Investment Adviser ordinarily seeks securities that have, in the Investment Adviser’s opinion, superior earnings growth potential, sustainable franchise value with management attuned to creating shareholder value and relatively discounted valuations. In addition, the Investment Adviser seeks to ensure that deviations from the benchmark are justifiable.
     The Strategic International Equity Fund will seek to achieve its investment objective by investing, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in equity investments of companies that are organized outside the United States or whose securities are principally traded outside the United States.

     The Strategic International Equity Fund’s Investment Adviser believes that outperformance is achieved through a disciplined investment process resulting in highly focused portfolios comprising the team’s most compelling individual stock ideas.
     The Investment Adviser’s Strategic International Equity investment philosophy is grounded in the belief that the team can achieve a competitive edge through bottom-up stock selection while also being opportunistic investors. This philosophy is applied on a stock-by–stock basis to make active bets and drive alpha generation.
     The following strengths are deemed key to the success of this investment strategy:

•	Opportunistic investment philosophy: The team hunts for alpha (i.e., returns in excess of those of the benchmark) across all sectors, geographies, and market capitalizations, seeking to discover a broad range of investment ideas while avoiding complacency and being flexible, nimble, and depending to the circumstances, contrarian. The team’s rigorous valuation analysis enables it to identify true mis-pricings by the market and determine what is currently not captured in a company’s stock price.

•	Intensive research culture with locally-based research presence across all regions: Our team’s 39 research analysts are organized into regional teams and located in London, New York, Miami, Singapore, Shanghai, Tokyo, Hong Kong, Mumbai and Seoul. This local presence facilitates access to company managements and helps us understand local influences, while our global perspective enables cross-border and cross-sector stock comparisons and results in intense “competition for capital”.

•	Highly focused and disciplined portfolios: Capital is allocated on a holistic basis, based on the risk/reward characteristics of each idea and its interaction with other stocks within the portfolio. This ensures that client portfolios are driven by the team’s bottom-up views on individual stocks without taking unintended bets, and hence are reflective of the team’s best investment ideas.

Information About the Government Income Fund
     The Government Income Fund is designed for investors who seek a high level of current income, consistent with safety of principal and the high credit quality of U.S. Government Securities, without incurring the administrative and account burdens involved in direct investment.
     The Government Income Fund’s overall returns are generally likely to move in the opposite direction from interest rates. Therefore, when interest rates decline, the Government Income Fund’s return is likely to increase. In exchange for accepting a higher degree of share price fluctuation, investors have the potential to achieve a higher return from the Government Income Fund than from shorter-term investments.
     High Current Income. The Government Income Fund is designed to have a higher current yield than a money market fund, since it can invest in longer-term, higher yielding securities, and may utilize certain investment techniques not available to a money market fund. Similarly, the Government Income Fund’s yield is expected to exceed that offered by bank certificates of deposit and money market accounts. However, the Government Income Fund does not maintain a constant net asset value per share and is subject to greater fluctuation in the value of its shares than a money market fund. Unlike bank certificates of deposit and money market accounts, investments in shares of the Government Income Fund are not insured or guaranteed by any government agency. The Government Income Fund seeks to provide high current income without, however, sacrificing credit quality.
     Liquidity. Because the Government Income Fund’s shares may be redeemed upon request of a shareholder on any business day at net asset value, the Government Income Fund offers greater liquidity than many competing investments such as certificates of deposit and direct investments in certain securities in which the Government Income Fund may invest.

     A Sophisticated Investment Process. The Government Income Fund’s investment process starts with a review of trends for the overall economy as well as for different sectors of the U.S. government and Mortgage-Backed Securities markets. Goldman Sachs’ portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve. In planning the Government Income Fund’s portfolio investment strategies, the Investment Adviser is able to draw upon the economic and fixed income research resources of Goldman Sachs. The Investment Adviser will use a sophisticated analytical process involving Goldman Sachs’ proprietary mortgage prepayment model and option-adjusted spread model to structure and maintain the Government Income Fund’s investment portfolio. In determining the Government Income Fund’s investment strategy and in making market timing decisions, the Investment Adviser will have access to information from Goldman Sachs’ economists, fixed income analysts and mortgage specialists.
     Convenience of a Fund Structure. The Government Income Fund eliminates many of the complications that direct ownership of U.S. Government Securities and Mortgage-Backed Securities entails. The Government Income Fund automatically reinvests all principal payments within the Fund and distributes only current income each month, thereby conserving principal and eliminating the investor’s need to segregate and reinvest the principal portion of each payment on his own.
Information About the Core Fixed Income Fund
     The Core Fixed Income Fund is designed for investors seeking a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index (the “Index”), without incurring the administrative and accounting burdens involved in direct investment. Such investors also prefer liquidity, experienced professional management and administration, a sophisticated investment process, and the convenience of a mutual fund structure. The Core Fixed Income Fund may be appropriate as part of a balanced investment strategy consisting of stocks, bonds and cash or as a complement to positions in other types of fixed income investments.
     The Index currently includes U.S. Government Securities and fixed-rate, publicly issued, U.S. dollar-denominated fixed income securities rated at least Baa3 by Moody’s Investors Services, Inc. (“Moody’s”), or if a Moody’s rating is unavailable, the comparable S&P Ratings Group rating is used. The securities currently included in the Index have at least one year remaining to maturity; and are issued by the following types of issuers, with each category receiving a different weighting in the Index: U.S. Treasury; agencies, authorities or instrumentalities of the U.S. government; issuers of Mortgage-Backed Securities; utilities; industrial issuers; financial institutions; foreign issuers; and issuers of asset-backed securities. In pursuing its investment objective, the Fund uses the Index as its performance benchmark, but the Fund will not attempt to replicate the Index. The Fund may, therefore, invest in securities that are not included in the Index. The Index is a trademark of Lehman Brothers. Inclusion of a security in the Index does not imply an opinion by Lehman Brothers as to its attractiveness or appropriateness for investment. Although Lehman Brothers obtains factual information used in connection with the Index from sources which it considers reliable, Lehman Brothers claims no responsibility for the accuracy, completeness or timeliness of such information and has no liability to any person for any loss arising from results obtained from the use of the Index data.
     The Core Fixed Income Fund’s overall returns are generally likely to move in the opposite direction from interest rates. Therefore, when interest rates decline, the Core Fixed Income Fund’s return is likely to increase. Conversely, when interest rates increase, the Core Fixed Income Fund’s return is likely to decline. However, the Investment Adviser believes that, given the flexibility of managers to invest in a diversified portfolio of securities, the Core Fixed Income Fund’s return is not likely to decline as quickly as that of other fixed income funds with a comparable average portfolio duration. In exchange for accepting a higher degree of potential share price fluctuation, investors have the opportunity to achieve a higher return from the Core Fixed Income Fund than from shorter-term investments.
     A number of investment strategies will be used to achieve the Core Fixed Income Fund’s investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Investment Adviser will attempt to take advantage of pricing inefficiencies in the fixed income markets. Market sector selection is the underweighting or overweighting of one or more of the five market sectors (i.e., U.S. Treasuries, U.S. government agencies, corporate securities, Mortgage-Backed Securities and asset-backed securities) in which the Fund primarily invests. The decision to overweight or underweight a given market sector is based on expectations of future yield spreads among different sectors. Yield curve exposure strategy consists of overweighting or underweighting different maturity sectors to take advantage of the shape of the yield curve. Issuer selection is the purchase and sale of corporate securities based on a corporation’s current and expected credit standing. To take advantage of price discrepancies between securities resulting from supply and demand imbalances or other technical factors, the Fund may simultaneously purchase and sell comparable, but not identical, securities. The Investment Adviser will usually have access to the research of, and proprietary technical models developed by, Goldman Sachs and will apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.
     A Sophisticated Investment Process. The Core Fixed Income Fund will attempt to control its exposure to interest rate risk, including overall market exposure and the spread risk of particular sectors and securities, through active portfolio management techniques. The Core Fixed Income Fund’s investment process starts with a review of trends for the overall economy as well as for different sectors of the fixed income securities markets. Goldman Sachs’ portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve. In planning the Core Fixed Income Fund’s portfolio investment strategies, the Investment Adviser is able to draw upon the economic and fixed income research resources of Goldman Sachs. The Investment Adviser will use a sophisticated analytical process including Goldman Sachs’ proprietary mortgage prepayment model and option-adjusted spread model to assist in structuring and maintaining the Core Fixed Income Fund’s investment portfolio. In determining the Core Fixed Income Fund’s investment strategy and making market timing decisions, the Investment Adviser will have access to input from Goldman Sachs’ economists, fixed income analysts and mortgage specialists.
Corporate Debt Obligations
     The Money Market Fund may invest in corporate debt obligations to the extent described in the Prospectus and as permitted by Rule 2a-7 under the Act. Each other Fund may, under normal market conditions, invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal. The Structured U.S. Equity, Structured Small Cap Equity and Equity Index Funds may only invest in debt securities that are cash equivalents. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.
     Fixed income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. A Fund’s Investment Advisers will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments. The Investment Adviser continually monitors the investments in a Fund’s portfolio and evaluates whether to dispose of or to retain corporate debt obligations whose credit ratings or credit quality may have changed.
High Yield Securities
     The Capital Growth, Growth and Income, Mid Cap Value, Growth Opportunities and Strategic International Equity Funds may invest in bonds rated BB or below by Standard & Poor’s or Ba or below by Moody’s (or comparable rated and unrated securities). These bonds are commonly referred to as “junk bonds” and are considered speculative. The ability of their issuers to make principal and interest payments may be questionable. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater risks than those associated with investment grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard and Poor’s or Aaa, Aa, A or Baa by Moody’s). Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities. See Appendix A for a description of the corporate bond and preferred stock ratings by Standard & Poor’s, Moody’s, Fitch, Inc. (“Fitch”) and Dominion Bond Rating Service Limited (“DBRS”).
     The amount of high yield, fixed income securities proliferated in the 1980s and early 1990s as a result of increased merger and acquisition and leveraged buyout activity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest. High yield securities are also issued by governmental issuers that may have difficulty in making all scheduled interest and principal payments.
     The market values of high yield, fixed income securities tends to reflect those individual corporate or municipal developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high yield securities are often highly leveraged, and may not be able to make use of more traditional methods of financing. Their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate or governmental developments or the issuers’ inability to meet specific projected business forecasts. These non-investment grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the junk bond market and investor perceptions regarding lower-rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.
     An economic downturn could severely affect the ability of highly leveraged issuers of junk bond securities to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on a Fund’s net asset value to the extent it invests in such securities. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.
     The secondary market for junk bonds, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. This reduced liquidity may have an adverse effect on the ability of the Capital Growth, Growth and Income, Mid Cap Value, Growth Opportunities and Strategic International Equity Funds to dispose of a particular security when necessary to meet their redemption requests or other liquidity needs. Under adverse market or economic conditions, the secondary market for junk bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Investment Advisers could find it difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under such circumstances, may be less than the prices used in calculating a Fund’s net asset value.
     Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which the Capital Growth, Growth and Income, Mid Cap Value, Growth Opportunities and Strategic International Equity Funds may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market, resulting in greater yield and price volatility.

     Another factor which causes fluctuations in the prices of fixed income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund’s net asset value.
     Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Investment Adviser will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.
     The Investment Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. The Investment Adviser continually monitors the investments in a Fund’s portfolio and evaluates whether to dispose of or to retain corporate debt obligations whose credit ratings or credit quality may have changed.
Commercial Paper and Other Short-Term Corporate Obligations
     The Money Market Fund may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. The commercial paper purchased by the Money Market Fund consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers.
     The other Funds may invest in commercial paper and other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.
     The Money Market Fund may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations or other entities. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is generally no secondary market for these investments, funding agreements purchased by the Money Market Fund may be regarded as illiquid.
U.S. Government Securities
     Each Fund may invest in U.S. Government Securities. Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (i) the right of the issuer to borrow from the U.S. Treasury, (ii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer or (iii) only the credit of the issuer. The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.

     U.S. Government Securities include (to the extent consistent with the Act), securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations are regarded as illiquid.
     Each Fund may also purchase U.S. Government Securities in private placements and may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the separate trading of registered interest and principal of securities program (“STRIPS”). Each Fund (other than the Money Market Fund) may also invest in zero coupon U.S. Treasury Securities and in zero coupon securities issued by financial institutions which represent a proportionate interest in underlying U.S. Treasury Securities. A zero coupon security pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
     Treasury Inflation-Protected Securities. Certain Funds may invest in U.S. Government securities, called “Treasury inflation-protected securities” or “TIPS,” which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.
     The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, a Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.
     Any increase in principal value of TIPS caused by an increase in the consumer price index is taxable in the year the increase occurs, even though a Fund holding TIPS will not receive cash representing the increase at that time. As a result, a Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company.
     If a Fund invests in Treasury-inflation protected securities (“TIPS”), it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation protected securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.
     Because a Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), a Fund’s investment in either zero coupon bonds or TIPS may require a Fund to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities.
     Bank Obligations

     Bank obligations in which each Fund may invest include certificates of deposit, unsecured bank promissory notes, bankers’ acceptances, fixed time deposits and other debt obligations. Bank obligations may be issued or guaranteed by U.S. banks or foreign banks. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.
     Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers’ acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.
     The Money Market Fund will invest more than 25% of its total assets in bank obligations (whether foreign or domestic), including bank commercial paper. However, if adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits) the Money Market Fund may, for defensive purposes, temporarily invest less than 25% of its total assets in bank obligations. As a result, the Money Market Fund may be especially affected by favorable and adverse developments in or related to the banking industry.
     Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.
Zero Coupon, Deferred Interest, Pay-in-Kind and Capital Appreciation Bonds
     Each Fund (other than the Money Market Fund) may invest in zero coupon bonds. The Fixed Income Funds also may invest in deferred interest, pay-in-kind (“PIK”) and capital appreciation bonds. Zero coupon, deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon, deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.
     PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds and deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can be either senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.
     Zero coupon, deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, a Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Funds are nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. See “Taxation.”
Variable Amount Master Demand Notes
     The Money Market Fund may purchase variable amount master demand notes. These obligations permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Money Market Fund, as lender, and the borrower. Variable amount master demand notes are not generally transferable, and are not ordinarily rated. The Money Market Fund may invest in them only if the Investment Adviser believes that the notes are of comparable quality to the other obligations in which the Money Market Fund may invest.
Variable and Floating Rate Securities
     The interest rates payable on certain fixed income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at pre-designated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.
     The Money Market Fund may purchase variable and floating rate demand instruments that are municipal obligations or other debt securities issued by corporations and other non-governmental issuers that possess a floating or variable interest rate adjustment formula. These instruments permit the Fund to demand payment of the principal balance plus unpaid accrued interest upon a specified number of days notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee, or the credit enhancement issued with respect to such instrument.
     The terms of the variable or floating rate demand instruments that the Money Market Fund may purchase provide that interest rates are adjustable at intervals ranging from daily up to 397 calendar days, and the adjustments are based upon current market levels, the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Some of these instruments are payable on demand on a daily basis or on not more than seven days notice. Others, such as instruments with quarterly or semi-annual interest rate adjustments, may be put back to the issuer on designated days, usually on not more than thirty days notice. Still others are automatically called by the issuer unless the Money Market Fund instructs otherwise. The Trust, on behalf of the Money Market Fund, intends to exercise the demand only (i) upon a default under the terms of the debt security; (ii) as needed to provide liquidity to the Fund; (iii) to maintain the respective quality standards of the Fund’s investment portfolio; or (iv) to attain a more optimal portfolio structure. The Money Market Fund will determine the variable or floating rate demand instruments that it will purchase in accordance with procedures approved by the Trustees to minimize credit risks. To be eligible for purchase by the Money Market Fund, a variable or floating rate demand instrument which is unrated must have high quality characteristics similar to other obligations in which the Fund may invest. The Investment Adviser may determine that an unrated variable or floating rate demand instrument meets the Money Market Fund’s quality criteria by reason of being backed by a letter of credit, guarantee, or demand feature issued by an entity that meets the quality criteria for the Fund. Thus, either the credit of the issuer of the obligation or the provider of the credit support or both will meet the quality standards of the Money Market Fund.
     As stated in the Prospectus, the Money Market Fund may consider the maturity of a long-term variable or floating rate demand instrument to be shorter than its ultimate stated maturity under specified conditions. The acquisition of variable or floating rate demand notes for the Money Market Fund must also meet the requirements of rules issued by the SEC applicable to the use of the amortized cost method of securities valuation. The Money Market Fund will also consider the liquidity of the market for variable and floating rate instruments, and in the event that such instruments are illiquid, the Fund’s investments in such instruments will be subject to the limitation on illiquid investments.
     The Money Market Fund may invest in variable or floating rate participation interests in municipal obligations held by financial institutions (usually commercial banks). Such participation interests provide the Money Market Fund with a specific undivided interest (up to 100%) in the underlying obligation and the right to demand payment of its proportional interest in the unpaid principal balance plus accrued interest from the financial institution upon a specific number of days notice. In addition, the participation interest may be backed by an irrevocable letter of credit or guarantee from the institution. The financial institution usually is entitled to a fee for servicing the obligation and providing the letter of credit.
     The Fixed Income Funds may invest in “leveraged” inverse floating rate debt instruments (“inverse floaters”), including “leveraged inverse floaters.” The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of each Fixed Income Fund’s limitation on illiquid investments.
Custodial Receipts and Trust Certificates
     The Money Market Fund may acquire U.S. Government Securities, municipal obligations or other debt instruments in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Government Securities, municipal obligations or other debt instruments. Such securities are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including “Treasury Receipts,” “Treasury Investors Growth Receipts” (“TIGRs”), and “Certificates of Accrual on Treasury Securities” (“CATS”). Although custodial receipts involving U.S. Government Securities are not considered U.S. Government Securities for certain securities law purposes, the securities underlying such receipts are issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities.
     Each other Fund may invest in custodial receipts and trust certificates (which may be underwritten by securities dealers or banks), representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, municipal securities or other types of securities in which the Funds may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, the Funds will bear their proportionate share of the fees and expenses charged to the custodial account or trust. The Funds may also invest in separately issued interests in custodial receipts and trust certificates.
     Although under the terms of a custodial receipt or trust certificate the Funds would be typically authorized to assert their rights directly against the issuer of the underlying obligation, the Funds could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Funds may be subject to delays, expenses and risks that are greater than those that would have been involved if the Funds had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

     Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service (“IRS”) has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.
Mortgage Loans and Mortgage-Backed Securities
     Each Fund (other than the Structured U.S. Equity, Structured Small Cap Equity and Equity Index Funds) may invest in mortgage loans and mortgage pass-through securities and other securities representing an interest in or collateralized by mortgage loans (“Mortgage-Backed Securities”). Mortgage-Backed Securities (including collateralized mortgage obligations, REMICs and stripped Mortgage-Backed Securities described below) are subject to both call risk and extension risk. Because of these risks, these securities can have significantly greater price and yield volatility than with traditional fixed income securities.
     General Characteristics. Each mortgage pool underlying Mortgage-Backed Securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agricultural properties, commercial properties and mixed use properties (the “Mortgaged Properties”). The Mortgaged Properties may consist of detached individual dwelling units, multifamily dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.
     The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, if a Fund purchases Mortgage-Backed Securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Fund purchases Mortgage-Backed Securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. To the extent that a Fund invests in Mortgage-Backed Securities, the Investment Adviser may seek to manage these potential risks by investing in a variety of Mortgage-Backed Securities and by using certain hedging techniques.
     Prepayments on a pool of mortgage loans are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors (such as changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ equity in the mortgage properties and servicing decisions). The timing and level of prepayments cannot be predicted. A predominant factor affecting the prepayment rate on a pool of mortgage loans is, however, the difference between the interest rates on outstanding mortgage loans and prevailing mortgage loan interest rates (giving consideration to the cost of any refinancing). Generally, prepayments on mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, the amounts of prepayments available for reinvestment by a Fund are likely to be greater during a period of declining mortgage interest rates. If general interest rates decline, such prepayments are likely to be reinvested at lower interest rates than the Fund was earning on the Mortgage-Backed Securities that were prepaid. Due to these factors, Mortgage-Backed Securities may be less effective than U.S. Treasury and other types of debt securities of similar maturity at maintaining yields during periods of declining interest rates. Because the Funds’ investments are interest-rate sensitive, each Fund’s performance will depend in part upon the ability of the Fund to anticipate and respond to fluctuations in market interest rates and to utilize appropriate strategies to maximize returns to the Fund, while attempting to minimize the associated risks to its investment capital. Prepayments may have a disproportionate effect on certain Mortgage-Backed Securities and other multiple class pass-through securities, which are discussed below.
     The rate of interest on Mortgage-Backed Securities is normally lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as the Government National Mortgage Association (“Ginnie Mae”), and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the Mortgage-Backed Securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the Mortgage-Backed Securities and this delay reduces the effective yield to the holder of such securities.
     The issuers of certain mortgage-backed obligations may elect to have the pool of mortgage loans (or indirect interests in mortgage loans) underlying the securities treated as a real estate mortgage investment conduit (“REMIC”), which is subject to special federal income tax rules. A description of the types of Mortgage-Backed Securities in which the Funds may invest is provided below. The descriptions are general and summary in nature, and do not detail every possible variation of the types of securities that are permissible for the Funds.
     Adjustable Rate Mortgage Loans (“ARMs”). The Funds mentioned above may invest in ARMs. ARMs generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a fixed percentage spread over the Index Rate established for each ARM at the time of its origination. ARMs allow a Fund to participate in increases in interest rates through periodic increases in the securities coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to a Fund.
     Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to build up equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases, but may result in increased credit exposure and prepayment risks for lenders.
     ARMs also have the risk of prepayments. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. The value of Mortgage-Backed Securities that are structured as pass through mortgage securities that are collateralized by ARMs are less likely to rise during periods of declining interest rates to the same extent as fixed-rate securities. Accordingly, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment resulting in lower yields to a Fund. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed-rate mortgages may encourage mortgagors to refinance their ARMs to “lock-in” a fixed-rate mortgage. On the other hand, during periods of rising interest rates, the value of ARMs will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of a Fund’s investment in ARMs may fluctuate more substantially since these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments.
     There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate, the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of a Fund that holds ARMs and, therefore, in the net asset value of its shares, will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.
     Fixed-Rate Mortgage Loans. Generally, fixed-rate mortgage loans included in a mortgage pool (“Fixed-Rate Mortgage Loans”) will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain Fixed-Rate Mortgage Loans provide for a large final “balloon” payment upon maturity.
     Legal Considerations of Mortgage Loans. The following is a discussion of certain legal and regulatory aspects of the mortgage loans in which the Funds may invest. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may adversely affect the Funds’ investments in Mortgage-Backed Securities (including those issued or guaranteed by the U.S. government, its agencies or instrumentalities) by delaying the Funds’ receipt of payments derived from principal or interest on mortgage loans affected by such regulations.
1.	Foreclosure. A foreclosure of a defaulted mortgage loan may be delayed due to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee’s right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the Mortgage-Backed Securities.

Furthermore, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.

2.	Rights of Redemption. In some states, after foreclosure of a mortgage loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee’s ability to sell the property.

3.	Legislative Limitations. In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure a default on a mortgage loan, including a payment default. The court in certain instances may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgaged property, alter the mortgage loan repayment schedule and grant priority of certain liens over the lien of the mortgage loan. If a court relieves a borrower’s obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss may be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.

4.	“Due-on-Sale” Provisions. Fixed-rate mortgage loans may contain a so-called “due-on-sale” clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn-St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a “due-on-sale” clause upon a transfer of property. The inability to enforce a “due-on-sale” clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.

5.	Usury Laws. Some states prohibit charging interest on mortgage loans in excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.
     Government Guaranteed Mortgage-Backed Securities. There are several types of government guaranteed Mortgage-Backed Securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates (“REMIC Certificates”), other collateralized mortgage obligations and stripped Mortgage-Backed Securities. A Fund is permitted to invest in other types of Mortgage-Backed Securities that may be available in the future to the extent consistent with its investment policies and objective.
     A Fund’s investments in Mortgage-Backed Securities may include securities issued or guaranteed by the U.S. Government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as Ginnie Mae, the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Ginnie Mae securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac have the ability to borrow from the U.S. Treasury, and as a result, they are generally viewed by the market as high quality securities with low credit risks. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac that issue guaranteed Mortgage-Backed Securities. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed Mortgage-Backed Securities and a Fund’s liquidity and value.
     There is risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. A Fund may purchase U.S. Government Securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. Government Securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.
     Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration (“FHA Loans”), or guaranteed by the Veterans Administration (“VA Loans”), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount. The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by Ginnie Mae of amounts due on Ginnie Mae certificates.
     Fannie Mae Certificates. Fannie Mae is a stockholder-owned corporation chartered under an act of the United States Congress. Generally, Fannie Mae Certificates are issued and guaranteed by Fannie Mae and represent an undivided interest in a pool of mortgage loans (a “Pool”) formed by Fannie Mae. Each Pool consists of residential mortgage loans (“Mortgage Loans”) either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The Mortgage Loans may be either conventional Mortgage Loans (i.e., not insured or guaranteed by any U.S. Government agency) or Mortgage Loans that are either insured by the Federal Housing Administration (“FHA”) or guaranteed by the Veterans Administration (“VA”). However, the Mortgage Loans in Fannie Mae Pools are primarily conventional Mortgage Loans. The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by Fannie Mae.
     Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled installments of principal and interest after Fannie Mae’s servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.
     Freddie Mac Certificates. Freddie Mac is a publicly held U.S. Government sponsored enterprise. A principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participations in mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac.
     Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.
     The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of up to forty years. Substantially all of these mortgage loans are secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.
     Conventional Mortgage Loans. The conventional mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans normally with original terms to maturity of between five and thirty years. These mortgage loans are usually secured by first liens on one-to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.
     Mortgage Pass-Through Securities. To the extent consistent with its investment policies, each Fund (other than the Structured U.S. Equity, Structured Small Cap Equity and Equity Index Funds) may invest in both government guaranteed and privately issued mortgage pass-through securities (“Mortgage Pass-Throughs”) that are fixed or adjustable rate Mortgage-Backed Securities which provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate holders in a mortgage loan, the seller or servicer generally may be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.
     The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.
     Description of Certificates. Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.
     Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.
     Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will generally be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.
     Ratings. The ratings assigned by a rating organization to Mortgage Pass-Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization’s ratings normally take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization’s ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate may not address the possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.
     Credit Enhancement. Mortgage pools created by non-governmental issuers generally offer a higher yield than government and government-related pools because of the absence of direct or indirect government or agency payment guarantees. To lessen the effect of failures by obligors on underlying assets to make payments, Mortgage Pass-Throughs may contain elements of credit support. Credit support falls generally into two categories: (i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.
     Subordination; Shifting of Interest; Reserve Fund. In order to achieve ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period (“shifting interest credit enhancement”). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans may have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.
     In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the “Reserve Fund”). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.
     The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans (“Realized Losses”). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.
     Alternative Credit Enhancement. As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.
     Voluntary Advances. Generally, in the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer agrees to make advances of cash for the benefit of certificate-holders, but generally will do so only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.
     Optional Termination. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time if the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.
     Multiple Class Mortgage-Backed Securities and Collateralized Mortgage Obligations. A Fund may invest in multiple class securities including collateralized mortgage obligations (“CMOs”) and REMIC Certificates. These securities may be issued by U.S. Government agencies, instrumentalities or sponsored enterprises such as Fannie Mae or Freddie Mac or to the extent consistent with a Fund’s investment policies, by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class Mortgage-Backed Securities represent direct ownership interests in, a pool of mortgage loans or Mortgage-Backed Securities the payments on which are used to make payments on the CMOs or multiple class Mortgage-Backed Securities.
     Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.
     Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction but the receipt of the required payments may be delayed. Freddie Mac also guarantees timely payment of principal of certain PCs.
     CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class Mortgage-Backed Securities. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed Mortgage-Backed Securities (the “Mortgage Assets”). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.
     CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.
     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or

REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.
     Additional structures of CMOs and REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.
     A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.
     Stripped Mortgage-Backed Securities. The Fixed Income Funds may invest in stripped mortgage-backed securities (“SMBS”), which are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or, to the extent consistent with a Fund’s investment policies, non-governmental originators. Certain SMBS may not be readily marketable and will be considered illiquid for purposes of each Fund’s limitation on investments in illiquid securities. The Investment Adviser may determine that SMBS which are U.S. Government Securities are liquid for purposes of each Fund’s limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. A Fixed Income Fund’s investments in SMBS may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.
     Privately Issued Mortgage-Backed Securities. Each Fund (except the Structured U.S. Equity, Structured Small Cap Equity and Equity Index Funds) may invest in privately issued mortgage-backed securities. Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.
Asset-Backed and Receivables-Backed Securities
     Each Fund (except the Structured U.S. Equity, Structured Small Cap Equity and Equity Index Funds) may invest in asset-backed and receivables-backed securities. Asset-backed and receivables-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements, and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present. The value of a Fund’s investments in asset-backed and receivables-backed securities may be adversely affected by prepayment of the underlying obligations. In addition, the risk of prepayment may cause the value of these investments to be more volatile than a Fund’s other investments.
     Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases, trade receivables and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures. Consistent with their respective investment objectives and policies, the Funds may invest in these and other types of asset-backed securities that may be developed. This SAI may be amended or supplemented as necessary to reflect the intention of one or more Funds to invest in asset-backed securities with characteristics that are materially different from the securities described in the preceding paragraph. However, a Fund will generally not invest in an asset-backed security if the income received with respect to its investment constitutes rental income or other income not treated as qualifying income under the 90% test described in “Taxation” below.
     As set forth below, several types of asset-backed and receivables-backed securities are offered to investors, including for example, Certificates for Automobile Receivablessm (“CARSsm”) and interests in pools of credit card receivables. CARSsm represent undivided fractional interests in a trust (“CAR Trust”) whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSsm are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the CAR Trust. An investor’s return on CARSsm may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the CAR Trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.
     Asset-backed securities and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in asset-backed securities, the values of such Fund’s portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.
     Asset-backed securities present certain additional risks because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on these securities.
     Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor or servicer. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, the provision of a reserve fund, or a combination thereof to ensure, subject to certain limitations that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transactions or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information reflecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the value of or return on an investment in such a security.
     The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments could require a Fund to dispose of any then existing holdings of such securities.
     To the extent consistent with its investment objective and policies, each Fund may invest in new types of mortgage-related securities and in other asset-backed securities that may be developed in the future.
Futures Contracts and Options on Futures Contracts
     Each Fund (other than the Money Market Fund) may purchase and sell futures contracts and may also purchase and write call and put options on futures contracts. The Structured Small Cap Equity Fund may only enter into such transactions with respect to a representative index. The Structured U.S. Equity Fund may enter into futures transactions only with respect to the S&P 500 Index. The other Funds may purchase and sell futures contracts based on various securities, securities indices, foreign currencies and other financial instruments and indices (except that the Government Income Fund may not purchase and sell future contracts based on foreign currencies). Financial futures contracts used by the Fixed Income Funds include interest rate futures contracts including, among others, Eurodollar futures contracts. Eurodollar futures contracts are U.S. dollar-denominated futures contracts that are based on the implied forward London Interbank Offered Rate (LIBOR) of a three-month deposit. Each Fund may engage in futures and related options transactions in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.
     Futures contracts entered into by a Fund have historically been traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the “CFTC”) or with respect to certain funds, on foreign exchanges. More recently, certain futures may also be traded either over-the-counter or on trading facilities such as derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the CFTC. Also, certain single stock futures and narrow based security index futures may be traded either over-the-counter or on trading facilities such as contract markets, derivatives transaction execution facilities and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC, or on foreign exchanges.
     Neither the CFTC, National Futures Association, SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, a Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States exchanges. In particular, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Similarly, these persons may not have the protection of the United States securities laws.
     Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).
     When interest rates are rising or securities prices are falling, a Fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, each Fund (other than the Structured U.S. Equity, Structured Small Cap Equity, Equity Index and Government Income Funds) can purchase and sell futures contracts on a specified currency in order to seek to increase total return or to protect against changes in currency exchange rates. For example, each Fund (other than the Structured U.S. Equity, Structured Small Cap Equity, Equity Index and Government Income Funds) can purchase futures contracts on foreign currency to establish the price in U.S. dollars of a security quoted or denominated in such currency that such Fund has acquired or expects to acquire, or to seek to affect anticipated changes in the value of a currency in which such Fund’s portfolio securities, or securities that it intends to purchase, are quoted or denominated. As another example, certain Funds may enter into futures transactions to seek a closer correlation between a Fund’s overall currency exposures and the currency exposures of a Fund’s performance benchmark.
     Positions taken in the futures market are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While a Fund will usually liquidate futures contracts on securities or currency in this manner, a Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.
     Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price, rate of return or currency exchange rate on portfolio securities or securities that a Fund owns or proposes to acquire. A Fund may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or (other than the Structured U.S. Equity, Structured Small Cap Equity, Equity Index and Government Income Funds) foreign currency rates that would adversely affect the dollar value of such Fund’s portfolio securities. Similarly, each Fund (other than the Structured U.S. Equity, Structured Small Cap Equity, Equity Index and Government Income Funds) may sell futures contracts on a currency in which its portfolio securities are quoted or denominated, or sell futures contracts on one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the applicable Investment Adviser or Sub-Adviser, there is a sufficient degree of correlation between price trends for a Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, a Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Investment Advisers or Sub-Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.
     On other occasions, a Fund may take a “long” position by purchasing such futures contracts. This may be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.
     Options on Futures Contracts. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.
     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund’s assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. The writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated (upon the exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A Fund will incur transaction costs in connection with the writing of options on futures.
     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.
     Other Considerations. A Fund will engage in transactions in futures contracts and related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) for maintaining its qualification as a regulated investment company for federal income tax purposes. Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in certain cases, require the Fund to segregate cash or liquid assets. A Fund may cover its transactions in futures contracts and related options through the segregation of cash or liquid assets or by other means, in any manner permitted by applicable law.
     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between a Fund’s futures positions and portfolio positions may be impossible to achieve, particularly where futures contracts based on individual equity or corporate fixed income securities are currently not available. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.
     In addition, it is not possible for a Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors unrelated to currency fluctuations. The profitability of a Fund’s trading in futures depends upon the ability of the Investment Adviser or Sub-Adviser to analyze correctly the futures markets.

Options on Securities and Securities Indices
     Writing Options. Each Fund (other than the Money Market Fund) may write (sell) call and put options on any securities in which it may invest or on any securities index composed of securities in which it may invest. A Fund may purchase and write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by a Fund obligates such Fund to sell specified securities to the holder of the option at a specified price if the option is exercised on or before the expiration date. Depending upon the type of call option, the purchaser of a call option either (i) has the right to any appreciation in the value of the security over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”) or (ii) has the right to any appreciation in the value of the security over the exercise price at any time prior to the expiration of the option. If the purchaser does not exercise the option, a Fund pays the purchaser the difference between the price of the security and the exercise price of the option. The premium, the exercise price and the market value of the security determine the gain or loss realized by a Fund as the seller of the call option. A Fund can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of entering into closing purchase transactions will determine the gain or loss realized by the Fund. All call options written by a Fund are covered, which means that such Fund will own the securities subject to the option as long as the option is outstanding or such Fund will use the other methods described below. A Fund’s purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.
     A put option written by a Fund would obligate such Fund to purchase specified securities from the option holder at a specified price if, depending upon the type of put option, either (i) the option is exercised at any time on or before the expiration date or (ii) the option is exercised on the expiration date. All put options written by a Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option (less any margin on deposit) or will use the other methods described below. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, each Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.
     In the case of a call option, the option is “covered” if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other instruments held by it. A call option is also covered if a Fund holds a call on the same instrument as the option written where the exercise price of the option held is (i) equal to or less than the exercise price of the option written, or (ii) greater than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference. A Fund may also cover options on securities by segregating cash or liquid assets, as permitted by applicable law, with a value, when added to any margin on deposit, that is equal to the market value of the securities in the case of a call option. A put option is also covered if a Fund holds a put on the same instrument as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference. In the case of the Core Fixed Income Fund, segregated cash or liquid assets may be quoted or denominated in any currency.
     A Fund may also write (sell) covered call and put options on any securities index comprised of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.
     A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration which has been segregated by the Fund) upon conversion or exchange of other securities in its portfolio. A Fund may also cover call and put options on a securities index by segregating cash or liquid assets, as permitted by applicable law, with a value, when added to any margin on deposit, that is equal to the market value of the underlying securities in the case of a call option or the exercise price in the case of a put option or by owning offsetting options as described above.
     A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”
     Purchasing Options. Each Fund (other than the Money Market Fund) may purchase put and call options on any securities in which it may invest or options on any securities index comprised of securities in which it may invest. A Fund may also, to the extent that it invests in foreign securities, purchase put and call options on foreign currencies. A Fund may also enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.
     A Fund may purchase call options in anticipation of an increase, in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the call option.
     A Fund may purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.
     A Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities. For a description of options on securities indices, see “Writing Covered Options” above.
     Yield Curve Options. The Fixed Income Funds may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.
     A Fixed Income Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, a Fixed Income Fund may purchase a call option on the yield spread between two securities if the Fund owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Fixed Income Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Investment Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

     Yield curve options written by a Fixed Income Fund will be “covered.” A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, a Fixed Income Fund’s liability for such a covered option is generally limited to the difference between the amount of the Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and established trading markets for these options may not exist.
     Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange–traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of segregated assets until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.
     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
     There can be no assurance that higher trading activity, order flow or other unforeseen events might, at times, render certain of the facilities of the Options Clearing Corporation or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of order or trading halts or suspensions with respect to one or more options. These special procedures may limit liquidity.
     Each Fund (other than the Money Market Fund) may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.
     Transactions by each Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facility or are held in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to correctly anticipate future price fluctuations and the degree of correlation between the options and securities

(or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The writing of options could increase a Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.
Warrants and Stock Purchase Rights
     Each Equity Fund may invest in warrants or rights (in addition to those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time. An Equity Fund will invest in warrants and rights only if such equity securities are deemed appropriate by the Investment Adviser for investment by the Fund. The Structured Equity Funds have no present intention of acquiring warrants or rights. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
Foreign Securities
     Each Equity Fund may invest in securities of foreign issuers. The Capital Growth, Growth and Income, Growth Opportunities and Equity Index Funds may invest in the aggregate up to 25%, 25%, 25% and 15%, respectively, of their total assets (not including securities lending collateral and any investment of that collateral) in foreign securities. The Mid Cap Value Fund may invest in the aggregate up to 25% of its net assets plus any borrowings (measured at the time of purchase) in securities of foreign issuers. The Strategic International Equity Fund will invest primarily in foreign securities under normal circumstances. The Strategic International Equity Fund is intended for long-term investors who can accept the risks associated with investing primarily in equity and equity-related securities of foreign issuers, including emerging country issuers, as well as the risks associated with investments quoted or denominated in foreign currencies. With respect to the Structured U.S. Equity and Structured Small Cap Equity Funds, equity securities of foreign issuers must be traded in the United States. The Core Fixed Income Fund may also invest in securities of foreign issuers and in fixed income securities quoted or denominated in a currency other than U.S. dollars.
     Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the applicable Investment Adviser or Sub-Adviser, to offer the opportunity for potential long-term growth of capital and income, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to take advantage of foreign stock markets that do not necessarily move in a manner parallel to U.S. markets.
     Each Equity Fund may invest in foreign securities which take the form of sponsored and unsponsored ADRs and Global Depositary Receipts and (except for the Structured U.S. Equity, Structured Small Cap Equity and Equity Index Funds) may also invest in European Depositary Receipts or other similar instruments representing securities of foreign issuers (together, “Depositary Receipts”).
     To the extent an Equity Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there is an increased possibility that the Fund will not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted.
     Each Equity Fund (except the Structured U.S. Equity, Structured Small Cap Equity and Equity Index Funds) may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. See “Investing in Emerging Countries including Asia and Eastern Europe” below.
     Money Market Fund. The Money Market Fund may invest in certificates of deposit, commercial paper, unsecured bank promissory notes, bankers’ acceptances, fixed time deposits and other debt obligations issued or guaranteed by major foreign banks which have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks. Under current SEC rules relating to the use of the amortized cost method of portfolio securities valuation, the Money Market Fund is restricted to purchasing U.S. dollar-denominated securities, but is not otherwise precluded from purchasing securities of foreign issuers.
     The Money Market Fund may invest in U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government. The Money Market Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by any entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of nationally recognized statistical rating organizations (“NRSROs”). The Money Market Fund may not invest more than 25% of its total assets in the securities of any one foreign government.
     Foreign Investment Risks. Investments in foreign securities and bank obligations may involve considerations different from investments in domestic securities due to limited publicly available information; non-uniform accounting standards; the possible imposition of withholding or confiscatory taxes; the possible adoption of foreign governmental restrictions affecting the payment of principal and interest; expropriation; or other adverse political or economic developments. In addition, it may be more difficult to obtain and enforce a judgment against a foreign issuer or a foreign branch of a domestic bank and the legal remedies for investors may be more limited than the remedies available in the United States.
     Investing in foreign securities involves certain special risks, including those discussed in the Funds’ Prospectuses and those set forth below, which are not typically associated with investing in U.S. dollar-denominated or quoted securities of U.S. issuers.
     With any investment in foreign securities, there exist certain economic, political and social risks, including the risk of adverse political developments, nationalization, confiscation without fair compensation or war. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Investments in foreign securities usually involve currencies of foreign countries. Accordingly, a Fund that invests in foreign securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. To the extent that a Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk.
     Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad.

     Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The securities of foreign issuers may be listed on foreign securities exchanges or be traded in foreign over-the-counter markets. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States and the legal remedies for investors may be more limited than the remedies available in the United States.
     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of a Fund’s assets are uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, political or social instability, or diplomatic developments which could adversely affect a Fund’s investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
     Investing in Emerging Countries. The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities, and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.
     Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect a Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.
     With respect to investments in certain emerging market countries, antiquated legal systems may have an adverse impact on the Funds. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders in U.S. corporations.
     Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.
     Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit a Fund’s investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of a Fund. A Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.
     Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra–constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Funds may invest and adversely affect the value of the Funds’ assets. A Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.
     The economies of emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.

     A Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “Taxation.”
     Foreign markets also have different clearance and settlement procedures and in certain U.S. markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund remain uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.
     Investing in Eastern Europe. Certain of the Funds may seek investment opportunities within Eastern Europe. Most Eastern European countries had a centrally planned, socialist economy for a substantial period of time. The governments of many Eastern European countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries’ attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.
     Where a Fund invests in securities issued by companies incorporated in or whose principal operations are located in Eastern Europe, other risks may also be encountered. Legal, political, economic and fiscal uncertainties in Eastern European markets may affect the value of the Funds investment in such securities. The currencies in which these investments may be denominated may be unstable, may be subject to significant depreciation and may not be freely convertible. Existing laws and regulations may not be consistently applied. The markets of the countries of Eastern Europe are still in the early stages of their development, have less volume, are less highly regulated, are less liquid and experience greater volatility than more established markets. Settlement of transactions may be subject to delay and administrative uncertainties. Custodians are not able to offer the level of service and safekeeping, settlement and administration services that is customary in more developed markets, and there is a risk that the Fund will not be recognized as the owner of securities held on its behalf by a sub-custodian.
     Investing in Asia. Although many countries in Asia have experienced a relatively stable political environment over the last decade, there is no guarantee that such stability will be maintained in the future. As an emerging region, many factors may affect such stability on a country-by-country as well as on a regional basis - increasing gaps between the rich and poor, agrarian unrest and stability of existing coalitions in politically-fractionated countries - and may result in adverse consequences to a Fund.
     The legal infrastructure in each of the countries in Asia is unique and often undeveloped. In most cases, securities laws are evolving and far from adequate for the protection of the public from serious fraud. Investment in Asian securities involves considerations and possible risks not typically involved with investment in other issuers, including changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. The application of tax laws (e.g., the imposition of withholding taxes on dividend or interest payments) or confiscatory taxation may also affect investment in Asian securities. Higher expenses may result from investments in Asian securities than would from investments in other securities because of the costs that must be incurred in connection with conversions between various currencies and brokerage commissions that may be higher than more established markets. Asian securities markets also may be less liquid, more volatile and less subject to governmental supervision than elsewhere. Investments in countries in the region could be affected by other factors not present elsewhere, including lack of uniform accounting, auditing and financial reporting standards, inadequate settlement procedures and potential difficulties in enforcing contractual obligations.
     Certain countries in Asia are especially prone to natural disasters, such as flooding, drought and earthquakes. Combined with the possibility of man-made disasters, the occurrence of such disasters may adversely affect companies in which a Fund is invested and, as a result, may result in adverse consequences to the Fund.
     Many of the countries in Asia have experienced rising inflation. Should the governments and central banks of the countries in Asia fail to control inflation, this may have an adverse effect on the performance of a Fund’s investments in Asian securities.
     Several of the countries in Asia remain dependent on the U.S. economy as their largest export customer, and future barriers to entry into the U.S. market could adversely affect a Fund’s performance. Intraregional trade is becoming an increasingly significant percentage of total trade for the countries in Asia. Consequently, the intertwined economies are becoming increasingly dependent on each other, and any barriers to entry to markets in Asia in the future may adversely affect a Fund’s performance.
     Sovereign Debt Obligations. The Strategic International Equity and Core Fixed Income Funds may invest in sovereign debt obligations. The Money Market Fund may invest in U.S. dollar-denominated obligations of foreign governments. Investments in sovereign debt obligations involve special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s net asset value, may be more volatile than prices of debt obligations of U.S. issuers. In the past, the governments of certain emerging countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.
     A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of the third parties’ commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts.
     Brady Bonds. Certain foreign debt obligations, customarily referred to as “Brady Bonds,” are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Bonds may be fully or partially collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar denominated). In the event of a default on collateralized Brady Bonds for which obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds may be speculative.
     Forward Foreign Currency Exchange Contracts. The Structured U.S. Equity, Structured Small Cap Equity, Capital Growth, Growth and Income, Mid Cap Value, Growth Opportunities and Equity Index Funds may enter into forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. The Strategic International Equity Fund may enter into forward foreign currency exchange contracts for hedging purposes, to seek to protect against anticipated changes in future foreign currency exchange rates and to seek to increase total return. The Core Fixed Income Fund may enter into forward foreign currency exchange contracts for hedging purposes and to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.
     At the maturity of a forward contract a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are often, but not always, effected with the currency trader who is a party to the original forward contract.
     A Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.
     Additionally, when the Investment Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of such Fund’s portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange, which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund’s foreign assets.
     Each Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency. In addition, certain Funds may enter into foreign currency transactions to seek a closer correlation between a Fund’s overall currency exposures and the currency exposures of a Fund’s performance benchmark.
     The Strategic International Equity Fund and Core Fixed Income Fund may also enter into forward contracts to seek to increase total return. Unless otherwise covered in accordance with applicable regulations, cash or liquid assets of a Fund will be segregated in an amount equal to the value of the Fund’s total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the segregated assets declines, additional cash or liquid assets will be segregated so that the value of the assets will equal the amount of a Fund’s commitments with respect to such contracts. The Core Fixed Income Fund will not enter into a forward contract with a term of greater than one year.
     While a Fund may enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund’s portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by such Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

     Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, the institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. A Fund will not enter into forward foreign currency exchange contracts, currency swaps or other privately negotiated currency instruments unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser or Sub-Adviser. To the extent that a substantial portion of a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.
     Writing and Purchasing Currency Call and Put Options. A Fund may, to the extent that it invests in foreign securities, write and purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If and when a Fund seeks to close out an option, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies may be traded on U.S. and foreign exchanges or over-the-counter.
     Options on currency may also be used for cross–hedging purposes, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation, or to seek to increase total return when the Investment Adviser or Sub-Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not included in the Fund’s portfolio.
     A call option written by a Fund obligates a Fund to sell a specified currency to the holder of the option at a specified price if the option is exercised before the expiration date. A put option written by a Fund would obligate a Fund to purchase a specified currency from the option holder at a specified price if the option is exercised before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency’s market value or be required to purchase currency subject to a put at a price that exceeds the currency’s market value. Written put and call options on foreign currencies may be covered in a manner similar to written put and call options on securities and securities indices described under “Writing Covered Options” above.
     A Fund may terminate its obligations under a call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as “closing purchase transactions.” A Fund may enter into closing sale transactions in order to realize gains or minimize losses on options purchased by the Fund.
     A Fund may purchase call options on foreign currency in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by the Fund are quoted or denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

     A Fund may purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are quoted or denominated (“protective puts”). The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is usually designed to offset or hedge against a decline in the dollar value of a Fund’s portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency or portfolio securities.
     As noted, in addition to using options for the hedging purposes described above, the Funds may use options on currency to seek to increase total return. The Funds may write (sell) covered put and call options on any currency in order to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, the Funds may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, the Funds accept, in return for the option premium, the risk that they may be required to purchase the underlying currency at a price in excess of the currency’s market value at the time of purchase.
     Special Risks Associated with Options on Currency. An exchange-traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a Fund as an option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency), or dispose of the segregated assets, until the option expires or it delivers the underlying currency upon exercise.
     There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.
     A Fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by a Fund.
     The amount of the premiums, which a Fund may pay or receive, may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.
Convertible Securities
     Each Fund (other than the Government Income and Money Market Funds) may invest in convertible securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

     The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value normally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.
     A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on a Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.
     In evaluating a convertible security, the Investment Adviser or Sub-Adviser will give primary emphasis to the attractiveness of the underlying common stock. Convertible debt securities are equity investments for purposes of each Equity Funds’ investment policies.
Preferred Securities
     Each Fund (other than the Government Income and the Money Market Funds) may invest in preferred securities. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.
Currency Swaps
     The Strategic International Equity and Core Fixed Income Funds may enter into currency swaps for both hedging purposes and to seek to increase total return. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies.
     A great deal of flexibility is possible in the way swap transactions are structured. Currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that a Fund’s potential exposure in a transaction involving a swap is covered by the segregation of cash or liquid assets or otherwise, the Fund and the Investment Adviser believe that swaps do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.
     The Strategic International Equity Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Investment

Adviser. The Core Fixed Income Fund will not enter into any currency swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party thereto is rated investment grade by Standard & Poor’s or Moody’s, or, if unrated by such rating organization, determined to be of comparable quality by the Investment Adviser. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The Investment Adviser, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the Funds’ transactions in swaps.
     The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.
Equity Swaps
     Each Equity Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in various circumstances, including circumstances where direct investment in the securities is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay a Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and a Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).
     An Equity Fund will generally enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Fund’s exposure, the Funds and their Investment Advisers believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.
     An Equity Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Investment Adviser. An Equity Fund’s ability to enter into certain swap transactions may be limited by tax considerations.
Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars

     Each Fixed Income Fund may enter into interest rate, mortgage, credit and total return swaps. Each Fixed Income Fund may also enter into interest rate caps, floors and collars. Each Fixed Income Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. Each Fixed Income Fund may enter into swap transactions for hedging purposes or to seek to increase total return. Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. As examples, a Fund may enter into swap transactions for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in an economical way.
     Swap agreements are two party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets or exposure to the performance of an index), or the right to receive from or make a payment to the other party, upon the occurrence of specified credit events. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.
     A great deal of flexibility is possible in the way swap transactions are structured. However, generally a Fund will enter into interest rate, total return, credit, mortgage and index swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, total return, credit, mortgage and index swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, total return, credit, mortgage and index swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an interest rate, total return, credit, mortgage or index swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. A credit swap may have as reference obligations one or more securities that may, or may not, be currently held by a Fund. The protection “buyer” in a credit swap is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the swap provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a

Fund generally receives an upfront payment or a rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. If a credit event occurs, the value of any deliverable obligation received by the Fund as seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. To the extent that a Fund’s exposure in a transaction involving a swap or an interest rate floor, cap or collar is covered by the segregation of cash or liquid assets or is covered by other means in accordance with SEC guidance, the Fixed Income Funds and the Investment Adviser believe that the transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.
     The Fixed Income Funds will not enter into any interest rate, mortgage or credit swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A or A-1 or better by Standard & Poor’s or A or P-1 or better by Moody’s or their equivalent ratings. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The Investment Adviser, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the Funds’ transactions in swaps, caps, floors and collars.
     The use of interest rate, mortgage, credit and total return swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of a swap requires an understanding not only of the reference asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. If the Investment Adviser is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of a Fixed Income Fund would be less favorable than it would have been if this investment instruments were not used.
     In addition, these transactions can involve greater risks than if a Fund had invested in the reference obligation directly since in addition to general market risks, swaps are subject to illiquidity risk, counterparty risk, credit risk, and pricing risk. Because they are two party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and often valued subjectively. Swaps may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to imitate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
Real Estate Investment Trusts
     Each Equity Fund may invest in shares of REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Equity Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. An Equity Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.

     Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act. REITs (especially mortgage REITs) are also subject to interest rate risks.
Lending of Portfolio Securities
     Each Fund (except the Money Market Fund) may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as brokers or dealers (including Goldman Sachs), and are required to be secured continuously by collateral in cash, cash equivalents, letters of credit or U.S. Government Securities maintained on a current basis at an amount, marked to market daily, at least equal to the market value of the securities loaned. Cash received as collateral for securities lending transactions may be invested in short-term investments. Investing the collateral subjects it to market depreciation or appreciation, and a Fund is responsible for any loss that may result from its investment of the borrowed collateral. A Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. For the duration of the loan, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and will also receive compensation from investment of the collateral. A Fund will not have the right to vote any securities having voting rights during the existence of the loan, but a Fund may call the loan in anticipation of an important vote to be taken by the holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral and loaned securities should the borrower of the securities fail financially. However, the loans will be made only to firms deemed to be of good standing, and when the consideration which can be earned currently from securities loans of this type is deemed to justify the attendant risk. In determining whether to lend securities to a particular borrower and during the period of the loan, the creditworthiness of the borrower will be considered and monitored. It is intended that the value of securities loaned by a Fund will not exceed one-third of the value of the Fund’s total assets (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations stated elsewhere in this SAI or the Prospectuses regarding investing in fixed income and other securities and cash equivalents.
     The Funds’ Board of Trustees has approved certain Fund’s participation in a securities lending program and adopted policies and procedures relating thereto. Under the securities lending programs, the Funds may retain an affiliate of the Investment Adviser or custodian. to serve as the securities lending agent for the Funds. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of cash received as collateral for the loaned securities. In addition, the Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions. The lending agent may, on behalf of the Funds, invest cash collateral received by the Funds for securities loans in, among other things, other registered or unregistered funds. These funds include private investing funds or money market funds that are managed by the Investment Adviser or its affiliates for the purpose of investing cash collateral generated from securities lending activities, and which pay the Investment Adviser or its affiliates for their services. The Funds’ Board of Trustees will periodically review securities loan transactions for which the Goldman Sachs affiliate has acted as lending agent for compliance with a Fund’s securities lending procedures. Goldman Sachs also has been approved as a borrower under the Funds’ securities lending program, subject to certain conditions.
When-Issued Securities and Forward Commitments
     Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis beyond the customary settlement time. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-

issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. A Fund will generally purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund may also sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions. For purposes of determining a Fund’s duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. A Fund is generally required to segregate, until three days prior to the settlement date, cash and liquid assets in an amount sufficient to meet the purchase price unless the Fund’s obligations are otherwise covered. Alternatively, a Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.
Investment in Unseasoned Companies
     Each Equity Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.
Other Investment Companies
     Each Fund may invest in securities of other investment companies, including ETFs. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests, in addition to the management fees (and other expenses) paid by the Fund. A Fund’s investments in other investment companies are subject to statutory limitations prescribed by the Act, including in certain circumstances a prohibition on the Fund acquiring more that 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in the securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds (such as the Funds) to invest in their shares beyond these statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Fund may rely on these exemptive orders in investing in ETFs. Moreover, pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Funds may invest in investment companies and money market funds for which an Investment Adviser or any of its affiliates serves as investment adviser, administrator and/or distributor. However, to the extent that a Fund invests in a money market fund for which an Investment Adviser or any of its affiliates acts as investment adviser, the management fees payable by the Fund to the Investment Adviser will, to the extent required by the SEC, be reduced by an amount equal to the Fund’s proportionate share of the management fees paid by such money market fund to its investment adviser. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Additionally, to the extent that any Fund serves as an “underlying Fund” to another Goldman Sachs Fund, that underlying Fund intends to comply with the requirements of Section 12(d)(1)(G)(i)(IV) of the Act.
     Each Fund (other than the Structured U.S. Equity, Structured Small Cap Equity, Government Income and Money Market Funds) may purchase shares of investment companies investing primarily in foreign securities, including “country funds.” Country funds have portfolios consisting primarily of securities of issuers located in specified foreign countries or regions.
     ETFs are shares of unaffiliated investment companies issuing shares which are traded like traditional equity securities on a national stock exchange. An ETF represents a portfolio of securities, which is often designed to track a particular market segment or index. An investment in an ETF, like one in any investment company, carries the same risks as those of its underlying securities. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate or lose money. In addition, because they, unlike other investment companies, are traded on an exchange, ETFs are subject to the following risks: (i) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s net asset value; (ii) an active trading market for an ETF may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected.
Repurchase Agreements
     Each Fund may enter into repurchase agreements with banks, brokers and securities dealers which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The Strategic International Equity and Core Fixed Income Funds may also enter into repurchase agreements involving certain foreign government securities. A repurchase agreement is an arrangement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time at a specified price. These securities may include securities, that could not be held by a Fund without the seller’s repurchase commitment. Custody of the securities is maintained by a Fund’s custodian (or subcustodian). The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the investment return, if any, on securities subject to the repurchase agreement. The seller of a repurchase agreement will agree that the value of the purchased securities will at all times equal or exceed the repurchase price during the term of the repurchase agreement.
     Repurchase agreements pose certain risks for the Funds that utilize them. Such risks are not unique to the Funds but are inherent in repurchase agreements. The Funds seek to minimize such risks by, among others, the means indicated below, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated.
     For purposes of the Act and generally for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security. For other purposes, it is not always clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, a Fund may be required to return the securities to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction. To minimize this risk, the Funds utilize custodians and subcustodians that the Investment Adviser believes follow customary securities industry practice with respect to repurchase agreements, and the Investment Adviser analyzes the creditworthiness of the obligor, in this case the seller of the securities. But because of the legal uncertainties, this risk, like others associated with repurchase agreements, cannot be eliminated. Also, in the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the securities under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the securities. Such a delay may involve loss of interest or a decline in the value of the securities or other collateral, in which case a Fund may not recover the full amount it paid for the securities. Certain Funds may enter into repurchase agreements that involve securities that would be subject to a court “stay” in the event of the seller’s bankruptcy or insolvency. A “stay” will prevent a Fund from selling the securities it holds under a repurchase agreement until permitted by a court. In these situations a Fund will be subject to greater risk that the value of the securities will decline before they are sold, and that the Fund will experience a loss.
     Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security whether or not the seller is bankrupt or insolvent. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), a Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. It is possible that, with respect to certain repurchase agreements, a trustee for a bankrupt or insolvent seller could be able to demand the return of any additional securities that were previously delivered to the Fund for this purpose, and a Fund could incur a loss for this reason.
     Each Fund may not invest in repurchase agreements maturing in more than seven days if, as a result thereof, more than 15% (10% with respect to the Money Market Fund) of the net assets of that Fund (taken at market value) would be invested in such investments and other securities which are not readily marketable. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.
     In addition, each Fund, together with other registered investment companies having management agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.
Reverse Repurchase Agreements
     The Core Fixed Income and Government Funds may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, a Fund will sell portfolio securities to dealers in U.S. Government Securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price and interest payment. In the case of the Core Fixed Income Fund, these revenue repurchase agreements may involve foreign government securities. Reverse repurchase agreements involve the possible risk that the value of portfolio securities a Fund relinquishes may decline below the price the Fund must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of a Fund’s outstanding shares.
     When a Fund enters into a reverse repurchase agreement, it places in a separate custodial account either liquid assets or other high-grade debt securities that have a value equal to or greater than the repurchase price. The account is thereafter monitored to make sure that an appropriate value is maintained. Reverse repurchase agreements are considered to be borrowings under the Act.
Restricted and Illiquid Securities
     Each Fund may purchase securities that are not registered or offered in an exempt non-public offering (“Restricted Securities”) under the Securities Act of 1933, as amended (“1933 Act”), including securities eligible for resale to “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act. However, a Fund will not invest more than 15% (10% with respect to the Money Market Fund) of its net assets in illiquid investments, which include securities (both foreign and domestic) that are not readily marketable, certain SMBS, certain municipal leases and participation interests, certain over-the-counter options, repurchase agreements and time deposits with a notice or demand period of more than seven days, and certain Restricted Securities, unless it is determined, based upon a continuing review of the trading markets for the specific instrument, that such instrument is liquid. The Trustees have adopted guidelines under which the Investment Advisers and Sub-Adviser determine and monitor the liquidity of the Funds’ portfolio securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these instruments.
     The purchase price and subsequent valuation of Restricted Securities may reflect a discount from the price at which such securities trade when they are not restricted, since the restriction may make them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

Trust Preferreds
     The Fixed Income Funds may invest in trust preferred securities. A trust preferred or capital security is a long dated bond (for example 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. From a bondholder’s viewpoint, the securities are senior in claim to standard preferred but are junior to other bondholders. From the issuer’s viewpoint, the securities are attractive because their interest is deductible for tax purposes like other types of debt instruments.
Municipal Securities
     General. The Government Income, Core Fixed Income and Money Market Funds may invest in fixed income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities thereof (“Municipal Securities”), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from the income taxes of any state or local government). In addition, Municipal Securities include participation interests in such securities the interest on which is, in the opinion of bond counsel or counsel selected by the Investment Adviser, excluded from gross income for federal income tax purposes. The Money Market Fund may invest in tax-exempt Municipal Securities when yields on such securities are attractive compared to other taxable investments. The Funds may revise their definition of Municipal Securities in the future to include other types of securities that currently exist, the interest on which is or will be, in the opinion of such counsel, excluded from gross income for federal income tax purposes, provided that investing in such securities is consistent with each Fund’s investment objective and policies. The Fixed Income Funds and Money Market Fund may also invest in taxable Municipal Securities.
     The yields and market values of Municipal Securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of Municipal Securities and economic and political conditions affecting such issuers. The yields and market prices of Municipal Securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed income securities. Moreover, certain types of Municipal Securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities. The credit rating assigned to municipal securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such municipal securities.
     Dividends paid by the Funds that are derived from interest paid on both tax-exempt and taxable Municipal Securities will be taxable to the Funds’ shareholders.
     Municipal Securities are often issued to obtain funds for various public purposes including refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities also include certain “private activity bonds” or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.
     Investments in Municipal Securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.
     The two principal classifications of Municipal Securities are “general obligations” and “revenue obligations.” General obligations are secured by the issuer’s pledge of its full faith and credit for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer, and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer of a revenue obligation may be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds, zero coupon bonds, deferred interest bonds and capital appreciation bonds.
     In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of Municipal Securities. There are also numerous differences in the security of Municipal Securities both within and between these two principal classifications.
     For the purpose of applying a Fund’s investment restrictions, the identification of the issuer of a Municipal Security which is not a general obligation is made by the Investment Adviser based on the characteristics of the Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such securities.
     An entire issue of Municipal Securities may be purchased by one or a small number of institutional investors, including one or more Funds. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many Municipal Securities that were not publicly offered initially and such securities may be readily marketable.
     Municipal Securities purchased for the Funds may be subject to a Fund’s policy on holdings of illiquid securities. The Investment Adviser determines whether a Municipal Security liquid based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its value. The Investment Adviser believes that the quality standards applicable to the Funds’ investments enhance liquidity. In addition, stand-by commitments and demand obligations also enhance liquidity.
     The credit rating assigned to Municipal Securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.
     The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a Municipal Security may be materially affected.
     Municipal Leases, Certificates of Participation and Other Participation Interests. The Government Income, Core Fixed Income and Money Market Funds may invest in municipal leases, certificates of participation and other participation interests. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover a Fund’s original investment. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis.
     Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements.
     Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of the Funds’ limitation on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a Fund may be determined by the Investment Adviser, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and certificates of participation, the Investment Adviser will consider a variety of factors, including: (i) the willingness of dealers to bid for the security; (ii) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (iii) the frequency of trades or quotes for the obligation; and (iv) the nature of the marketplace trades. In addition, the Investment Adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund.
     The Funds may purchase participations in Municipal Securities held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying Municipal Securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days notice, of all or any part of such Fund’s participation interest in the underlying Municipal Securities, plus accrued interest.
     Municipal Notes. Municipal Securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. These notes are secured by mortgage notes insured by the FHA; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.
     The Money Market Fund may acquire securities in the form of custodial receipts which evidence ownership of future interest payments, principal payments or both on certain state and local governmental and authority obligations when, in the opinion of bond counsel, if any, interest payments with respect to such custodial receipts are excluded from gross income for federal income tax purposes. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including “Municipal Receipts” (“MRs”) and “Municipal Certificates of Accrual on Tax-Exempt Securities” (“M-CATS”). There are a number of other types of notes issued for different purposes and secured differently from those described above.

     Tax-Exempt Commercial Paper. Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.
     Pre-Refunded Municipal Securities. The principal of and interest on pre-refunded Municipal Securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government Securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded Municipal Securities. Issuers of Municipal Securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded Municipal Securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded Municipal Securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded Municipal Securities are often purchased at a price which represents a premium over their face value.
     Private Activity Bonds. The Government Income, Core Fixed Income and Money Market Funds may each invest in certain types of Municipal Securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), which are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although the current federal tax laws place substantial limitations on the size of such issues.
     Tender Option Bonds. A tender option bond is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Investment Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of a Fund’s credit quality requirements, to be inadequate and the bond would not otherwise be readily marketable. The tender option will be taken into consideration in determining the maturity of tender option bonds and the average portfolio maturity of the Money Market Fund.
     Serial Bonds, Put Bonds and Moral Obligation Bonds. Municipal bonds with a series of maturity dates are called serial bonds. The serial bonds which the Money Market Fund may purchase are limited to short-term serial bonds—those with original or remaining maturities of thirteen months or less. The Money Market Fund may purchase long-term bonds provided that they have a remaining maturity of thirteen months or less or, in the case of bonds called for redemption, the date on which the redemption payment must be made is within thirteen months. The Money Market Fund may also purchase long-term bonds (sometimes referred to as “Put Bonds”), which are subject to the Fund’s commitment to put the bond back to the issuer at par at a designated time within thirteen months and the issuer’s commitment to so purchase the bond at such price and time. The Money Market Fund also may invest in “moral obligation” bonds. Moral obligations bonds are supported by the moral commitment but not the legal obligation of a state or municipality. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that the Money Market Fund would be unable to obtain another acceptable source of payment.
     Auction Rate Securities. The Government Income and Core Fixed Income Funds may invest in auction rate securities. Auction rate securities include auction rate Municipal Securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in Municipal Securities (collectively, “auction rate securities”). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities. In certain recent market environments, auction failures have been more prevalent, which may adversely affect the liquidity and price of auction rate securities. Moreover, between auctions, there may be no secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. Thus, with respect to liquidity and price stability, auction rate securities may differ substantially from cash equivalents, notwithstanding the frequency of auctions and the credit quality of the security. A Fund will take the time remaining until the next scheduled auction date into account for purpose of determining the securities’ duration.
     Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to exempt income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain tests under the Code.
     A Fund’s investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the Act and certain state securities regulations. The Funds will indirectly bear their proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Funds.
     Insurance and Letters of Credit. The Government Income and Core Fixed Income Funds may invest in “insured” tax-exempt Municipal Securities. Insured Municipal Securities are securities for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance only entitles a Fund to receive the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the Municipal Securities or the value of the shares of a Fund.
     The Funds may utilize new issue or secondary market insurance. A new issue insurance policy is purchased by a bond issuer who wishes to increase the credit rating of a security. By paying a premium and meeting the insurer’s underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody’s or AAA from Standard & Poor’s) for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies generally are non-cancelable and continue in force as long as the bonds are outstanding.
     A secondary market insurance policy is purchased by an investor (such as a Fund) subsequent to a bond’s original issuance and generally insures a particular bond for the remainder of its term. The Funds may purchase bonds which have already been insured under a secondary market insurance policy by a prior investor, or the Funds may directly purchase such a policy from insurers for bonds which are currently uninsured.
     An insured Municipal Security acquired by a Fund will typically be covered by only one of the above types of policies. All of the insurance policies used by a Fund will be obtained only from insurance companies rated, at the time of purchase, A by Moody’s or Standard & Poor’s, or if unrated, determined by the Investment Adviser to be of comparable quality.
     The Money Market Fund may purchase municipal instruments that are backed by letters of credit issued by foreign banks that have a branch, agency or subsidiary in the United States. Such letters of credit, like other obligations of foreign banks, may involve credit risks in addition to those of domestic obligations, including risks relating to future political and economic developments, nationalization, foreign governmental restrictions such as exchange controls and difficulties in obtaining or enforcing a judgment against a foreign bank (including branches).
     Call Risk and Reinvestment Risk. Municipal Securities may include “call” provisions which permit the issuers of such securities, at any time or after a specified period, to redeem the securities prior to their stated maturity. In the event that Municipal Securities held in a Fund’s portfolio are called prior to the maturity, the Fund will be required to reinvest the proceeds on such securities at an earlier date and may be able to do so only at lower yields, thereby reducing the Fund’s return on its portfolio securities.
Mortgage Dollar Rolls
     The Fixed Income Funds may enter into mortgage “dollar rolls” in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar, but not identical securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. All cash proceeds will be invested in instruments that are permissible investments for the applicable Fund. Each Fixed Income Fund will segregate until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.
     For financial reporting and tax purposes, the Fixed Income Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls for financing and do not treat them as borrowings.
     Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom a Fixed Income Fund sells the security becomes insolvent, a Fund’s right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted. Also, the instrument which a Fund is required to repurchase may be worth less than an instrument which a Fund originally held. Successful use of mortgage dollar rolls will depend upon the Investment Adviser’s ability to manage a Fund’s interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed. The use of this technique may diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls.
Short Sales
     Each Equity Fund (other than the Structured U.S. Equity, Structured Small Cap Equity and Equity Index Funds) may engage in short sales against the box. In a short sale, the seller sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security the seller does not own, a short sale is “against the box” to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by a Fund, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If a Fund sells securities short against the box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises.

     If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if a Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.
Portfolio Turnover
     Each Fund may engage in active short-term trading to benefit from price disparities among different issues of securities or among the markets for equity securities, or for other reasons. As a result of active management, it is anticipated that the portfolio turnover rate of a Fund may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. The Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolio from time to time as business and economic conditions as well as market prices may dictate.
     GSAMI’s Global Equity team has been investing in its proprietary fundamental research effort over the past few years, resulting in additional resources being added around the world. These resources have been charged with developing world class regional portfolios and executing their best ideas into our Global and International Equity portfolios. Last year GSAMI worked to ensure that its best investment ideas from across the regional investment teams were reflected in its Global and International Equity portfolios. As a result, GSAMI rebalanced its Global and International Equity portfolios, including the Goldman Sachs Strategic International Equity Fund, in October 2007 to bring the portfolios’ holdings into greater alignment with what it believed to be its best regional investment ideas. This resulted in a relatively high level of portfolio turnover in October 2007 and for the year as a whole, as trades were made across all regions.
     During the fiscal year ended December 31, 2007, the portfolio turnover rates for the Core Fixed Income and Government Income Funds decreased significantly from those for the fiscal year ended December 31, 2006. In 2006, these Funds (previously AIT Select Investment Grade Income and AIT Government Bond Funds, respectively) were reorganized into new series of the Trust, and as part of this reorganization, GSAM became the Funds’ Investment Adviser. The relatively high rates of portfolio turnover for 2006 were in part the result of this change in investment advisers.
Temporary Investments
     The Equity and Fixed Income Funds may, for temporary defensive purposes, invest a certain percentage of their total assets in:
•	U.S. Government Securities

•	Commercial paper rated at least A-2 by Standard and Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO

•	Certificates of deposit

•	Bankers’ acceptances

•	Repurchase agreements

•	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturing of less than one year

•	Cash items
     When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

INVESTMENT RESTRICTIONS
     The investment restrictions set forth below have been adopted by the Trust as fundamental policies that cannot be changed with respect to a Fund without the affirmative vote of the holders of a majority (as defined in the Act) of the outstanding voting securities of the affected Fund. The investment objective of each Fund and all other investment policies or practices of each Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the Act, a “majority of the outstanding voting securities” means the lesser of the vote of (i) 67% or more of the shares of the Trust or a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or a Fund are present or represented by proxy, or (ii) more than 50% of the shares of the Trust or a Fund. For purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With respect to the Funds’ fundamental investment restriction no. 3, asset coverage of at least 300% (as defined in the Act), inclusive of any amounts borrowed, must be maintained at all times.
     As a matter of fundamental policy, a Fund may not:
     (1) Make any investment inconsistent with the Fund’s classification as a diversified company under the Act. This restriction does not, however, apply to any Fund classified as a non-diversified company under the Act;
     (2) Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities). (For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.) This restriction does not apply to investments in municipal securities which have been pre-refunded by the use of obligations of the U.S. Government or any of its agencies or instrumentalities. Notwithstanding the foregoing, the Money Market Fund will invest more than 25% of the value of its total assets in bank obligations (whether foreign or domestic) except that if adverse economic conditions prevail in the banking industry, the Money Market Fund may, for defensive purposes, temporarily invest less than 25% of its total assets in bank obligations;
     (3) Borrow money, except (a) the Structured U.S. Equity, Structured Small Cap Equity, Capital Growth, Growth and Income, Mid Cap Value and Strategic International Equity Funds may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) the Growth Opportunities, Equity Index, Government Income, Core Fixed Income and Money Market Funds, to the extent permitted by applicable law, may each borrow from banks (as defined in the Act), other affiliated investment companies and other persons or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (c) each Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (d) each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (e) each Fund may purchase securities on margin to the extent permitted by applicable law and (f) each Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings. (Notwithstanding the foregoing fundamental policy that would allow the Money Market Fund to borrow through reverse repurchase agreements, as of the date of this SAI, the Money Market Fund does not engage in reverse repurchase transactions as a matter of non-fundamental policy which may be changed or amended by action of the Board of Trustees without approval of shareholders);
The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board, after consideration of all of the relevant circumstances.
     (4) Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities as permitted by applicable law, and (d) for the Growth Opportunities, Equity Index, Government Income, Core Fixed Income and Money Market Funds only, loans to affiliates of such Funds to the extent permitted by law;
     (5) Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting;
     (6)(a) For each Fund other than the Core Fixed Income Fund, purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities;
     (6)(b) In the case of the Core Fixed Income Fund, hold or deal in real estate (including real estate limited partnerships) or oil, gas or mineral leases, although the Fund may purchase and sell securities that are secured by real estate or interests therein, may purchase mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities;
     (7) Invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts; or
     (8) Issue senior securities to the extent such issuance would violate applicable law.
     For purposes of the 25% investment requirement for the Money Market Fund stated in Investment Limitation No. 2 above, the Fund considers “bank obligations” to include obligations either issued or guaranteed by banks (whether foreign or domestic).
     Each Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, restrictions and policies as the Fund.
     In addition to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of shareholders. Again, for purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities by a Fund.
     A Fund may not:

(a)	Invest in companies for the purpose of exercising control or management;

(b)	Invest more than 15% (10% with respect to the Money Market Fund) of the Fund’s net assets in illiquid investments including illiquid repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act;

(c)	Purchase additional securities if the Fund’s borrowings, as permitted by the Fund’s borrowing policy, exceed 5% of its net assets. (Mortgage dollar rolls are not subject to this limitation); or

(d)	Make short sales of securities, except that a Fund may make short sales against the box.

     The Money Market Fund must also comply, as a non-fundamental policy, with Rule 2a-7 under the Act. While a detailed and technical rule, Rule 2a-7 has three basic requirements: portfolio maturity, portfolio quality and portfolio diversification. Portfolio maturity. Rule 2a-7 requires that the maximum maturity (as determined in accordance with Rule 2a-7) of any security in the Money Market Fund’s portfolio may not exceed 13 months and the Fund’s average portfolio maturity may not exceed 90 days. Portfolio quality. The Money Market Fund, as a matter of non-fundamental policy, only invests in First Tier securities (as defined in the Rule). Portfolio diversification. The Money Market Fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government Securities, repurchase agreements collateralized by such securities, certain securities that are backed by escrowed U.S. Government Securities, and certain securities subject to a guarantee or unconditional demand feature). The Money Market Fund may, however, invest up to 25% of its total assets in the First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof. Subject to certain exceptions, immediately after the acquisition of any demand features or guarantees (i.e., generally, the right to sell the security at a price equal to its approximate amortized cost (for a demand feature) or principal amount (for a guarantee) plus accrued interest), with respect to 75% of the assets of the Money Market Fund, no more than 10% of the Fund’s total assets may be invested in securities issued by or subject to demand features or guarantees issued by the same issuer. Securities which are rated in the highest short-term rating category by at least two NRSROs or, if only one NRSRO has assigned a rating, by that NRSRO, are “First Tier securities.” Unrated securities may also be First Tier if they are of comparable quality as determined by the Investment Adviser. In accordance with certain rules, the rating of a demand feature or guarantee of a security may be deemed to be the rating of the underlying security. NRSROs include S&P, Moody’s, Fitch and Dominion Bond Rating Service Limited. See Appendix A for a description of their rating categories.

TRUSTEES AND OFFICERS
     The business and affairs of the Funds are managed under the direction of the Board of Trustees subject to the laws of the State of Delaware and the Trust’s Declaration of Trust. The Trustees are responsible for deciding matters of general policy for the Trust and providing oversight of the Trust’s business and operations, including the actions of the Trust’s service providers. The officers of the Trust conduct and supervise each Fund’s daily business operations.
Trustees of the Trust
     Information pertaining to the Trustees of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Act are referred to as “Independent Trustees.” A Trustee who is deemed to be an “interested person” of the Trust is referred to as an “Interested Trustee.”

Independent Trustees
				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
Ashok N. Bakhru Age: 66	Chairman of the Board of Trustees	Since 1991	President, ABN Associates (July 1994–March 1996 and November 1998–Present); Executive Vice President – Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996–November 1998); Director of Arkwright Mutual Insurance Company (1984–1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors–III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).	100	None

			Chairman of the Board of Trustees – Goldman Sachs Mutual Fund Complex.

John P. Coblentz, Jr. Age: 67	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975 – May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); Director, Elderhostel, Inc. (2006-Present).	100	None

			Trustee – Goldman Sachs Mutual Fund Complex.

Independent Trustees
				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
Diana M. Daniels Age: 58	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007).	100	None

			Trustee – Goldman Sachs Mutual Fund Complex.

Patrick T. Harker Age: 49	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997–August 2000).	100	None

			Trustee – Goldman Sachs Mutual Fund Complex.

Jessica Palmer Age: 59	Trustee	Since 2007	Ms. Palmer is retired (since 2006). Formerly, she was Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present).	100	None

			Trustee – Goldman Sachs Mutual Fund Complex.

Richard P. Strubel Age: 68	Trustee	Since 1987	Vice Chairman and Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990–1999). Trustee – Goldman Sachs Mutual Fund Complex.	100	Gildan Activewear Inc. (a clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the Internet); Northern Mutual Fund Complex (58 Portfolios).

Interested Trustees
				Number of
				Portfolios in
		Term of		Fund
	Position(s)	Office and		Complex
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Other Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
James A. McNamara* Age: 45	President & Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998–December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993 – April 1998).	100	None

			President—Goldman Sachs Mutual Fund Complex (November 2007 – Present); Senior Vice President – Goldman Sachs Mutual Fund Complex (May 2007 – November 2007); Vice President—Goldman Sachs Mutual Fund Complex (2001 – 2007).

			Trustee – Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002 – May 2004).

Alan A. Shuch* Age: 58	Trustee	Since 1990	Advisory Director – GSAM (May 1999-Present); Consultant to GSAM (December 1994 – May 1999); and Limited Partner, Goldman Sachs (December 1994 — May 1999).	100	None

			Trustee – Goldman Sachs Mutual Fund Complex.

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

1	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.

2	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.

3	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Trust. As of the date of this SAI, the Trust consists of 12 portfolios (of which 11 offer shares to participating insurance companies), and Goldman Sachs Trust consists of 88 portfolios (of which 83 offer shares to the public).

4	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Officers of the Trust
     Information pertaining to the officers of the Trust is set forth below.

Officers of the Trust
Term of Office
	Position(s) Held	and Length of
Name, Age And Address	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 32 Old Slip New York, NY 10005 Age: 45	President & Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998–December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993 – April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007 – Present); Senior Vice President – Goldman Sachs Mutual Fund Complex (May 2007 – November 2007); Vice President—Goldman Sachs Mutual Fund Complex (2001 – 2007).

Trustee – Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002 – May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 43	Treasurer & Senior Vice President	Since 1997 Since 2007	Managing Director, Goldman Sachs (November 2003 – Present) and Vice President, Goldman Sachs (July 1995-November 2003).

Treasurer and Senior Vice President – Goldman Sachs Mutual Fund Complex.

Philip V. Giuca, Jr. 180 Maiden Lane New York, NY 10005 Age: 46	Assistant Treasurer	Since 1997	Vice President, Goldman Sachs (May 1992-Present).

Assistant Treasurer – Goldman Sachs Mutual Fund Complex.

Peter Fortner 180 Maiden Lane New York, NY 10005 Age: 50	Assistant Treasurer	Since 2000	Vice President, Goldman Sachs (July 2000-Present); Associate, Prudential Insurance Company of America (November 1985–June 2000); and Assistant Treasurer, certain closed-end funds administered by Prudential (1999 and 2000).

Assistant Treasurer – Goldman Sachs Mutual Fund Complex.

Kenneth G. Curran 180 Maiden Lane New York, NY 10005 Age: 44	Assistant Treasurer	Since 2001	Vice President, Goldman Sachs (November 1998-Present); and Senior Tax Manager, KPMG Peat Marwick (accountants) (August 1995–October 1998).

Assistant Treasurer – Goldman Sachs Mutual Fund Complex.

Scott McHugh 32 Old Slip New York, NY 10005 Age: 36	Assistant Treasurer	Since 2007	Vice President, Goldman Sachs (February 2007-Present); Director, Deutsche Asset Management or its predecessor (1998-2007); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007).

Assistant Treasurer – Goldman Sachs Mutual Fund Complex.

Officers of the Trust
Term of Office
	Position(s) Held	and Length of
Name, Age And Address	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. Fitzpatrick 71 South Wacker Drive Chicago, IL 60606 Age: 48	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999– Present); and Vice President of GSAM (April 1997–December 1999).

Vice President – Goldman Sachs Mutual Fund Complex.

Jesse Cole 71 South Wacker Drive Chicago, IL 60606 Age: 44	Vice President	Since 1998	Managing Director, Goldman Sachs (December 2006-Present); Vice President, GSAM (June 1998-Present); and Vice President, AIM Management Group, Inc. (investment adviser) (April 1996–June 1998).

Vice President – Goldman Sachs Mutual Fund Complex.

Kerry K. Daniels 71 South Wacker Drive Chicago, IL 60606 Age: 45	Vice President	Since 2000	Manager, Financial Control – Shareholder Services, Goldman Sachs (1986-Present). Vice President – Goldman Sachs Mutual Fund Complex.

Scott Coleman 32 Old Slip New York, NY 10005 Age: 47	Vice President	Since 2007	Managing Director, Goldman Sachs (2004—Present); and Vice President, Goldman Sachs (2001—2004). Vice President – Goldman Sachs Mutual Fund Complex.

Mark Hancock 71 South Wacker Drive Chicago, IL 60606 Age: 40	Vice President	Since 2007	Managing Director, Goldman Sachs (November 2005 – Present); Vice President, Goldman Sachs (August 2000 - November 2005); Senior Vice President — Dreyfus Service Corp 1999 – 2000; and Vice President — Dreyfus Service Corp 1996-1999.

Vice President – Goldman Sachs Mutual Fund Complex.

Jeffrey D. Matthes 180 Maiden Lane New York, NY 10005 Age: 38	Vice President	Since 2007	Vice President, Goldman Sachs (December 2004-Present); Associate, Goldman Sachs (December 2002-December 2004). Vice President — Goldman Sachs Mutual Fund Complex.

Carlos W. Samuels 180 Maiden Lane New York, NY 10005 Age: 33	Vice President	Since 2007	Vice President, Goldman Sachs (December 2007-Present); Associate, Goldman Sachs (December 2005-December 2007) Analyst, Goldman Sachs (January 2004-December 2005) Senior Associate, PricewaterhouseCoopers LLP (January 2001-January 2004).

Vice President — Goldman Sachs Mutual Fund Complex.

Miriam Cytryn 32 Old Slip New York, NY 10005 Age: 49	Vice President	Since 2008	Vice President, GSAM (2008-Present); Vice President, Investment Management Division (2007-2008); Vice President and Chief of Staff, GSAM US Distribution (2003-2007); and Vice President, Employee Relations, Goldman Sachs (1996-2003).

Vice President—Goldman Sachs Mutual Fund Complex.

Officers of the Trust
Term of Office
	Position(s) Held	and Length of
Name, Age And Address	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years
Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 40	Secretary	Since 2003	Managing Director, Goldman Sachs (December 2006 – Present); Associate General Counsel, Goldman Sachs (2002–Present); Vice President, Goldman Sachs (1999 – 2006) and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary – Goldman Sachs Mutual Fund Complex (2006 – Present); Assistant Secretary – Goldman Sachs Mutual Fund Complex (2003-2006).

Dave Fishman 32 Old Slip New York, NY 10005 Age: 43	Assistant Secretary	Since 2001	Managing Director, Goldman Sachs (December 2001–Present); and Vice President, Goldman Sachs (1997–December 2001). Assistant Secretary – Goldman Sachs Mutual Fund Complex.

Danny Burke 32 Old Slip New York, NY 10005 Age: 45	Assistant Secretary	Since 2001	Vice President, Goldman Sachs (1987–Present). Assistant Secretary – Goldman Sachs Mutual Fund Complex.

George Djurasovic One New York Plaza New York, NY 10004 Age: 37	Assistant Secretary	Since 2007	Vice President, Goldman Sachs (2005 – Present); Associate General Counsel, Goldman Sachs (2006 – Present); Assistant General Counsel, Goldman Sachs (2005 – 2006); Senior Counsel, TIAA – CREF (2004 – 2005); Counsel, TIAA – CREF (2000 – 2004).

Assistant Secretary – Goldman Sachs Mutual Fund Complex.

Patricia Meyer One New York Plaza New York, NY 10004 Age: 34	Assistant Secretary	Since 2007	Vice President, Goldman Sachs (September 2006 – Present); Assistant General Counsel, Goldman Sachs (September 2006 – Present); Associate, Simpson Thacher & Bartlett LLP (2000 – 2006).

Assistant Secretary — Goldman Sachs Mutual Fund Complex.

Mark T. Robertson One New York Plaza New York, NY 10004 Age: 31	Assistant Secretary	Since 2007	Vice President, Goldman Sachs (April 2007 – Present); Assistant General Counsel, Goldman Sachs (April 2007 – Present); Associate, Fried, Frank, Harris, Shriver & Jacobson LLP (2004 – 2007); Solicitor, Corrs Chambers Westgarth (2002 – 2003).

Assistant Secretary — Goldman Sachs Mutual Fund Complex.

Deborah Farrell One New York Plaza New York, NY 10004 Age: 36	Assistant Secretary	Since 2007	Vice President, Goldman Sachs (2005 – Present); Associate, Goldman Sachs (2001 — 2005); Analyst, Goldman Sachs (1994 – 2005). Assistant Secretary — Goldman Sachs Mutual Fund Complex.

1	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Standing Board Committees
     The Board of Trustees has established six standing committees in connection with their governance of the Funds – Audit, Governance and Nominating, Compliance, Valuation, Dividend and Contract Review.
     The Audit Committee oversees the audit process and provides assistance to the full Board of Trustees with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee annually selects, subject to ratification by the entire Board of Trustees, an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. All of the Independent Trustees serve on the Audit Committee. The Audit Committee held three meetings during the fiscal year ended December 31, 2007.
     The Governance and Nominating Committee has been established to: (i) assist the Board of Trustees in matters involving mutual fund governance and industry practices; (ii) select and nominate candidates for appointment or election to serve as Trustees who are not “interested persons” of the Trust or its investment adviser or distributor (as defined by the Act) and (iii) advise the Board of Trustees on ways to improve its effectiveness. All of the Independent Trustees serve on the Governance and Nominating Committee. The Governance and Nominating Committee held two meetings during the fiscal year ended December 31, 2007. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance and Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Funds’ Prospectuses and should be directed to the attention of Goldman Sachs Variable Insurance Trust Governance and Nominating Committee.
     The Compliance Committee has been established for the purpose of overseeing the compliance processes: (i) of the Funds; and (ii) insofar as they relate to services provided to the Funds, of the Funds investment advisers, distributor, administrator (if any), and transfer agent, except that compliance processes relating to the accounting and financial reporting processes, and certain related matters, are overseen by the Audit Committee. In addition, the Compliance Committee provides assistance to the full Board of Trustees with respect to compliance matters. The Compliance Committee met three times during the fiscal year ended December 31, 2007. All of the Independent Trustees serve on the Compliance Committee.
     The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of portfolio securities held by the Funds in accordance with the Trust’s Valuation Procedures. Messrs. McNamara and Shuch serve on the Valuation Committee. During the fiscal year ended December 31, 2007, the Valuation Committee held twelve meetings.
     The Dividend Committee is authorized, subject to the ratification of Trustees who are not members of the Committee, to declare dividends and capital gain distributions consistent with each Fund’s Prospectuses. Messrs. McNamara and Perlowski serve on the Dividend Committee. During the fiscal year ended December 31, 2007, the Dividend Committee held 12 meetings with respect to the Funds of the Trust.
     The Contract Review Committee has been established for the purpose of assisting the Board of Trustees in overseeing the processes for approving and monitoring the Funds’ investment management, distribution, transfer agency and other agreements with the Funds, Investment Advisers and their affiliates. The Contract Review Committee is also responsible for overseeing the Board of Trustees’ processes for approving and reviewing the operation of the Funds’ distribution, service, shareholder administration and other plans, and any agreements related to these plans, whether or not such plans or agreements are adopted pursuant to Rule 12b-1 under the 1940 Act. The Contract Review Committee also provides appropriate assistance to the Board of Trustees in connection with the Board’s approval, oversight and review of the Funds’ other service providers including, without limitation, the Funds’ custodian/accounting agent, sub-transfer agents, professional (legal and accounting) firms and printing firms. The Contract Review Committee held three meetings during the fiscal year ended December 31, 2007. All of the Independent Trustees serve on the Contract Review Committee.
Trustee Ownership of Fund Shares
     The following table shows the dollar range of shares beneficially owned by each Trustee in the Funds and other portfolios of the Trust and Goldman Sachs Trust. Shares of the Funds are only offered to separate accounts of participating insurance companies for the purpose of funding various annuity contracts and variable life insurance policies and are not available for direct investment by the Trustees as of December 31, 2007.

Aggregate Dollar Range of
	Dollar Range of	Equity Securities in All
	Equity Securities in	Portfolios in Fund Complex
Name of Trustee	the Funds[1]	Overseen By Trustee[2]
Ashok N. Bakhru	—	Over $100,000
John P. Coblentz, Jr.	—	Over $100,000
Diana M. Daniels [4]	—	$10,001 to $50,000
Patrick T. Harker	—	Over $100,000
James A. McNamara [3]	—	Over $100,000
Jessica Palmer [4]	—	$50,001 to $100,000
Alan A. Shuch	—	Over $100,000
Richard P. Strubel	—	Over $100,000

[1]	Includes the value of shares beneficially owned by each Trustee in each Fund described in this SAI. Shares of the Funds are not offered directly to the public.

[2]	Includes the Trust and Goldman Sachs Trust. As of December 31, 2007, the Trust consisted of 12 portfolios (of which 11 offered shares to participating insurance companies), and Goldman Sachs Trust consisted of 89 portfolios (of which 80 offered shares to the public).

[3]	Mr. McNamara was elected to the Board of Trustees on November 8, 2007.

[4]	Ms. Daniels and Ms. Palmer were elected to the Board of Trustees on August 3, 2007.

     As of March 31, 2008, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each Fund.
Board Compensation
     The Trust pays each Independent Trustee an annual fee for his or her services as a Trustee of the Trust, plus an additional fee for each regular and special telephonic Board meeting, and Governance and Nominating Committee, Compliance Committee, Contract Review Committee and Audit Committee meeting attended by such Trustee. The Independent Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings. The Trust may also pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.

     The following tables set forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended December 31, 2007:

	Trustee Compensation
	Structured	Structured		Growth		Strategic
	U.S.	Small Cap	Capital	and	Mid Cap	International
	Equity	Equity	Growth	Income	Value	Equity
Name of Trustee	Fund	Fund	Fund	Fund	Fund	Fund
Ashok N. Bakhru[1]	$2,586	$2,586	$2,586	$2,586	$2,586	$2,586
John P. Coblentz, Jr.	1,874	1,874	1,874	1,874	1,874	1,874
Diana M. Daniels[2]	0	0	0	0	0	0
Patrick T. Harker	1,716	1,716	1,716	1,716	1,716	1,716
James A. McNamara[3]	—	—	—	—	—	—
Jessica Palmer[2]	0	0	0	0	0	0
Alan A. Shuch[3]	—	—	—	—	—	—
Richard P. Strubel	1,716	1,716	1,716	1,716	1,716	1,716

				Core
	Growth	Equity		Fixed
	Opportunities	Index	Government	Income	Money Market
Name of Trustee	Fund	Fund	Income Fund	Fund	Fund
Ashok N. Bakhru[1]	$2,586	$2,586	$2,586	$2,586	$2,586
John P. Coblentz, Jr.	1,874	1,874	1,874	1,874	1,874
Diana M. Daniels[2]	0	0	0	0	0
Patrick T. Harker	1,716	1,716	1,716	1,716	1,716
James A. McNamara[3]	—	—	—	—	—
Jessica Palmer[2]	0	0	0	0	0
Alan A. Shuch[3]	—	—	—	—	—
Richard P. Strubel	1,716	1,716	1,716	1,716	1,716

		Pension or	Total Compensation
		Retirement	From Fund
	Aggregate	Benefits Accrued as	Complex
	Compensation	Part of the Trust’s	(including the
Name of Trustee	from the Funds	Expenses	Funds)*
Ashok N. Bakhru[1]	$28,450	$ —	$202,400
John P. Coblentz, Jr.	20,617	—	147,000
Diana M. Daniels[2]	0	—	0
Patrick T. Harker	18,874	—	134,500
James A. McNamara[3]	—	—	—
Jessica Palmer[2]	0	—	0
Alan A. Shuch[3]	—	—	—
Richard P. Strubel	18,874	—	134,500

*	The Fund Complex consists of the Trust and Goldman Sachs Trust. As of December 31, 2007, the Trust consisted of 12 portfolios (of which 11 offered shares to participating insurance companies), and Goldman Sachs Trust consisted of 89 portfolios (of which 80 offered shares to the public).

[1]	Includes compensation as Board Chairman.

[2]	Ms. Daniels and Ms. Palmer were elected to the Board on August 3, 2007.

[3]	Messrs. McNamara and Shuch are Interested Trustees, and as such, receive no compensation from the Funds or the Fund Complex.

Miscellaneous
     The Trust, its Investment Advisers and principal underwriter have adopted codes of ethics under Rule 17j-1 of the Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Funds.

MANAGEMENT SERVICES
Investment Advisers and Sub-Adviser
     As stated in the Funds’ Prospectuses, GSAM (formerly, Goldman Sachs Funds Management, L.P.), 32 Old Slip, New York, New York 10005, serves as Investment Adviser to the Structured U.S. Equity, Structured Small Cap Equity, Capital Growth, Growth and Income, Mid Cap Value, Growth Opportunities, Equity Index, Government Income, Core Fixed Income and Money Market Funds. GSAM is a subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman Sachs served as the Fund’s investment adviser. On or about April 26, 2003, GSAM assumed Goldman Sachs Asset Management’s investment advisory responsibilities for the Funds. GSAMI, Christchurch Court, 10-15 Newgate Street, London, England EC1A7HD, serves as Investment Adviser to the Strategic International Equity Fund. As a company with unlimited liability under the laws of England, GSAMI is regulated by the Investment Management Regulatory Organization Limited, a United Kingdom self regulatory organization, in the conduct of its investment advisory business. GSAMI is also an affiliate of Goldman Sachs. SSGA Funds Management, Inc., State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as Sub-Adviser to the Equity Index Fund. See “Service Providers” in the Funds’ Prospectus for a description of the applicable Investment Adviser’s or Sub-Adviser’s duties to the Funds.
     Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24 hours a day. The firm is headquartered in New York with offices throughout the world. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world’s financial markets enhances its ability to identify attractive investments. Goldman Sachs has agreed to permit the Funds to use the name “Goldman Sachs” or a derivative thereof as part of each Fund’s name for as long as each Fund’s Management Agreement is in effect.
     The Investment Advisers are able to draw on the substantial research and market expertise of Goldman Sachs, whose investment research effort is one of the largest in the industry. The Goldman Sachs Global Investment Research Department covers approximately 1,800 securities, more than 50 economies and over 25 stock markets. The in-depth information and analyses generated by Goldman Sachs’ research analysts are available to the Investment Advisers.
     In addition, many of Goldman Sachs’ economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the United States and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios. For example, Goldman Sachs’ options evaluation model analyzes a security’s term, coupon and call option providing an overall analysis of the security’s value relative to its interest risk.
     In managing the Funds, the Investment Advisers have access to Goldman Sachs’ economics research. The Economics Research Department based in London, conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movements worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs’ international research team has brought wide recognition to its members. The team has earned top rankings in various external surveys such as Pensions and Investments, Forbes and Dalbar. These rankings acknowledge the achievements of the firm’s economists, strategists and equity analysts.

     In allocating assets among foreign countries and currencies for the Funds which can invest in foreign securities, the Investment Advisers will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the Investment Advisers will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with the expectations of Goldman Sachs’ research professionals to produce an optimal currency and asset allocation for the level of risk suitable for a Fund given its investment objectives and criteria.
     With respect to the Government Income Fund and Core Fixed Income Fund, GSAM expects to utilize Goldman Sachs’ sophisticated option-adjusted analytics to help make strategic asset allocations within the markets for U.S. Government Securities, Mortgage-Backed Securities and other securities and to employ this technology periodically to re-evaluate the Funds’ investments as market conditions change. Goldman Sachs has also developed a prepayment model designed to estimate mortgage prepayments and cash flows under different interest rate scenarios. Because a Mortgage-Backed Security incorporates the borrower’s right to prepay the mortgage, GSAM uses a sophisticated option-adjusted spread (OAS) model to measure expected returns. A security’s OAS is a function of the level and shape of the yield curve, volatility and GSAM’s expectation of how a change in interest rates will affect prepayment levels. Since the OAS model assumes a relationship between prepayments and interest rates, GSAM considers it a better way to measure a security’s expected return and absolute and relative values than yield to maturity. In using OAS technology, GSAM will first evaluate the absolute level of a security’s OAS and consider its liquidity and its interest rate, volatility and prepayment sensitivity. GSAM will then analyze its value relative to alternative investments and to its own investments. GSAM will also measure a security’s interest rate risk by computing an option adjusted duration (OAD). GSAM believes a security’s OAD is a better measurement of its price sensitivity than cash flow duration, which systematically misstates portfolio duration. GSAM also evaluates returns for different mortgage market sectors and evaluates the credit risk of individual securities. This sophisticated technical analysis allows GSAM to develop portfolio and trading strategies using Mortgage-Backed Securities that are believed to be superior investments on a risk-adjusted basis and which provide the flexibility to meet the respective Fund’s duration targets and cash flow pattern requirements.
     Because the OAS is adjusted for the differing characteristics of the underlying securities, the OAS of different Mortgage-Backed Securities can be compared directly as an indication of their relative value in the market. GSAM also expects to use OAS-based pricing methods to calculate projected security returns under different, discrete interest rate scenarios, and Goldman Sachs’ proprietary prepayment model to generate yield estimates under these scenarios. The OAS, scenario returns, expected returns, and yields of securities in the mortgage market can be combined and analyzed in an optimal risk-return matching framework.
     GSAM will use OAS analytics to choose what they believe is an appropriate portfolio of investments for the Government Income Fund and Core Fixed Income Fund from a universe of eligible investments. In connection with initial portfolio selections, in addition to using OAS analytics as an aid to meeting each Fund’s particular composition and performance targets, GSAM will also take into account important market criteria like the available supply and relative liquidity of various mortgage securities in structuring the portfolio.
     GSAM also expects to use OAS analytics to evaluate the mortgage market on an ongoing basis. Changes in the relative value of various Mortgage-Backed Securities could suggest tactical trading opportunities for the Government Income Fund and Core Fixed Income Fund. GSAM will have access to both current market analysis as well as historical information on the relative value relationships among different Mortgage-Backed Securities. Current market analysis and historical information is available in the Goldman Sachs database for most actively traded Mortgage-Backed Securities.
     Goldman Sachs has agreed to provide GSAM, on a non-exclusive basis, use of its mortgage prepayment model, OAS model and any other proprietary services which it now has or may develop, to the extent such services are made available to other similar customers. Use of these services by the Investment Adviser with respect to a Fund does not preclude

Goldman Sachs from providing these services to third parties or using such services as a basis for trading for its own account or the account of others.
     The fixed income research capabilities of Goldman Sachs available to GSAM include the Goldman Sachs Fixed Income Research Department and the Credit Department. The Fixed Income Research Department monitors developments in U.S. and foreign fixed income markets, assesses the outlooks for various sectors of the markets and provides relative value comparisons, as well as analyzes trading opportunities within and across market sectors. The Fixed Income Research Department is at the forefront in developing and using computer-based tools for analyzing fixed income securities and markets, developing new fixed income products and structuring portfolio strategies for investment policy and tactical asset allocation decisions. The Credit Department tracks specific governments, regions and industries and from time to time may review the credit quality of a Fund’s investments.
     The Management Agreement for the Structured U.S. Equity, Structured Small Cap Equity, Capital Growth, Growth and Income, Mid Cap Value and Strategic International Equity Funds was initially approved by the Trustees, including a majority of the Trustees who are not parties to the Management Agreement or “interested persons” (as such term is defined in the Act) of any party thereto (the “non-interested Trustees”), on October 21, 1997. The Management Agreements were initially approved by the Trustees, including a majority of the non-interested Trustees, with respect to the Growth Opportunities, Equity Index, Government Income, Core Fixed Income and Money Market Funds on August 4, 2005. Each Management Agreement with respect to these Funds was most recently approved by the Trustees, including a majority of the non-interested Trustees, on June 13, 2007. A discussion regarding the Board of Trustees’ basis for approving the Management Agreements is available in the Funds’ semi-annual reports dated June 30, 2007.
     The Management Agreements will remain in effect with respect to the Funds until June 30, 2008 and will continue in effect with respect to each Fund from year to year thereafter provided such continuance is specifically approved at least annually by (i) the vote of a majority of the Fund’s outstanding voting securities or a majority of the Trustees of the Trust, and (ii) the vote of a majority of the non-interested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval. Each Management Agreement will terminate automatically with respect to a Fund if assigned (as defined in the Act). Each Management Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund on 60 days written notice to the Investment Adviser and by the Investment Adviser on 60 days written notice to the Trust.
     Pursuant to the Management Agreements, the Investment Advisers are entitled to receive the fees listed below, payable monthly of such Fund’s average daily net assets.

		Actual Rate
		For the Fiscal
		Year Ended
Fund	Contractual Rate	December 31, 2007
Structured U.S. Equity	0.65% on the first $1 billion	0.64%
	0.59% on the next $1 billion
	0.56% over $2 billion
Structured Small Cap Equity	0.75% on the first $2 billion	0.73%
	0.68% over $2 billion
Capital Growth	0.75% on the first $1 billion	0.75%
	0.68% on the next $1 billion
	0.65% over $2 billion
Growth and Income	0.75% on the first $1 billion	0.75%
	0.68% on the next $1 billion
	0.65% over $2 billion
Mid Cap Value	0.80% on the first $2 billion	0.80%
	0.72% over $2 billion
Growth Opportunities	1.00% on the first $2 billion	1.00%
	0.90% over $2 billion

		Actual Rate
		For the Fiscal
		Year Ended
Fund	Contractual Rate	December 31, 2007
Equity Index	0.30%*	0.22%
Strategic International Equity	1.00% on the first $1 billion	1.00%
	0.90% on the next $1 billion
	0.86% over $2 billion
Government Income	0.54% on the first $1 billion	0.54%
	0.49% on the next $1 billion
	0.47% over $2 billion
Core Fixed Income	0.40% on the first $1 billion	0.40%
	0.36% on the next $1 billion
	0.34% over $2 billion
Money Market	0.35%	0.35%

*	If the Equity Index Fund’s average daily net assets exceed $400 million, 0.10% of the management fee will be waived on a voluntary basis. If the Fund’s average daily net assets are between $300 million and $400 million, 0.05% of the management fee will be waived on a voluntary basis. If the Fund’s average daily net assets are less than $300 million, 0% of the management fee will be waived.
     For the fiscal years ended December 31, 2007, December 31, 2006 and December 31, 2005 the amount of fees incurred by each Fund then in existence pursuant to the Management Agreements were as follows:

	2007		2006		2005
	With Fee	Without Fee	With Fee	Without Fee	With Fee	Without Fee
	Limitations	Limitations	Limitations	Limitations	Limitations	Limitations
Structured U.S. Equity Fund	$7,162,754	$7,162,754	$7,321,957	$7,325,420	$4,205,647	$4,292,427
Structured Small Cap Equity Fund	1,336,952	1,372,622	1,480,450	1,521,010	1,371,076	1,390,313
Capital Growth Fund	4,052,108	4,052,108	4,243,477	4,243,477	1,284,754	1,284,754
Growth and Income Fund	3,844,961	3,844,961	2,668,941	2,668,941	2,201,474	2,201,474
Mid Cap Value Fund	15,754,554	15,754,554	14,962,095	14,962,095	9,241,075	9,241,075
Strategic International Equity Fund	3,751,769	3,751,769	3,767,244	3,767,244	1,036,859	1,036,859
Growth Opportunities Fund	2,133,443	2,133,443	2,374,002	2,374,002	N/A	N/A
Equity Index Fund	884,584	1,219,533	908,603	1,386,803	N/A	N/A
Government Income Fund	463,261	463,261	504,973	504,973	N/A	N/A
Core Fixed Income Fund	1,093,977	1,093,977	1,220,308	1,220,308	N/A	N/A
Money Market Fund	741,293	741,293	761,881	761,881	N/A	N/A
     As further explained in the “Introduction” section of this SAI, the Predecessor Allmerica Funds were reorganized into certain portfolios of the Trust. Investment advisory services for the Predecessor Allmerica Funds were provided by Allmerica Financial Investment Management Services, Inc. (“AFIMS”) and several sub-advisers. For the fiscal year ended December 31, 2005, historical data presented below is that of the Predecessor Allmerica Funds. For the services provided and expenses assumed by AFIMS under the management agreement with respect to the Predecessor Allmerica Funds, AFIMS was paid advisory fees as follows:

Predecessor Allmerica Fund	2005
Select Capital Appreciation Fund[1]	$2,551,604
Equity Index Fund[2]	1,474,419
Government Bond Fund[3]	572,969
Select Investment Grade Income Fund[4]	1,534,985
Money Market Fund[5]	799,991

[1]	Predecessor Allmerica Fund to the Growth Opportunities Fund.

[2]	Predecessor Allmerica Fund to the Equity Index Fund.

[3]	Predecessor Allmerica Fund to the Government Income Fund.

[4]	Predecessor Allmerica Fund to the Core Fixed Income Fund.

[5]	Predecessor Allmerica Fund to the Money Market Fund.

     AFIMS was responsible for paying fees to sub-advisers from the advisory fees it received from the Predecessor Allmerica Funds.
     In addition to providing advisory services under its Management Agreement(s), each Investment Adviser also: (i) supervises all non-advisory operations of each Fund that it advises; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund; (iii) arranges for at each Fund’s expense (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund’s records; and (v) provides office space and all necessary office equipment and services.
     The Sub-Advisory Agreement between GSAM and the Sub-Adviser with respect to the Equity Index Fund was initially approved by the Trustees, including a majority of the non-interested Trustees, on August 4, 2005. The Sub-Advisory Agreement was most recently approved by the Trustees, including a majority of the non-interested Trustees, on June 13, 2007. A discussion regarding the Board of Trustees’ basis for approving the Sub-Advisory Agreement is available in the Equity Index Fund’s semi-annual report dated June 30, 2007.
     The Sub-Advisory Agreement will remain in effect until June 30, 2008 and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually by (i) the vote of a majority of the Fund’s outstanding voting securities or a majority of the Trustees of the Trust, and (ii) the vote of a majority of the non-interested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement will terminate automatically if assigned (as defined in the Act). The Sub-Advisory Agreement is also terminable at any time without penalty by the Trustees of the Trust or by GSAM or by vote of a majority of the outstanding voting securities of the Fund on 60 days written notice to the Sub-Adviser and by the Sub-Adviser on 60 days written notice to the Trust.
     For the services provided and expenses assumed under the Sub-Advisory Agreement, GSAM pays the Sub-Adviser a monthly management fee at the following annual rates of the average daily net assets of the Equity Index Fund:
0.03% on the first $50 million;
0.02% on the next $200 million;
0.01% on the next $750 million; and
0.008% over $1 billion.
     For the fiscal years ended December 31, 2007 and December 31, 2006, GSAM has made payments to the Sub-Adviser pursuant to this Sub-Advisory Agreement of $70,666 and $70,936, respectively.

Portfolio Managers — Other Accounts Managed by the Portfolio Managers
     The following table discloses other accounts within each type of category listed below for which the portfolio managers are jointly and primarily responsible for day to day portfolio management.
     Please note that all of our fixed income portfolios are managed on a team basis. While lead portfolio managers may be associated with accounts in their specific strategy, the entire team is familiar with our general strategies and objectives and multiple individuals are involved in the management of a portfolio. We believe this approach ensures a high degree of continuity of portfolio management style and knowledge.
     For each portfolio manager listed below, the total number of accounts managed is a reflection of accounts within the strategy they oversee or manage, as well as accounts which participate in the sector they manage. There are multiple portfolio managers involved with each account.
     The Goldman Sachs Equity Index Fund is managed by the Global Structured Products Group.  Portfolio managers John Tucker and Kristin Carcio jointly and primarily have the day-to-day responsibility for management of the Fund. The following table reflects the Other Accounts Managed by the Global Structured Products Team.

	Number of Other Accounts Managed and Total Assets by Account Type*						Number of Accounts and Total Assets for Which Advisory Fee is Performance Based*
	Registered						Registered
	Investment		Other Pooled		Other		Investment		Other Pooled		Other
	Companies[1]		Investment Vehicles[2]		Accounts[3]		Companies[1]		Investment Vehicles[2]		Accounts[3]
Name of	Number of	Assets	Number of	Assets	Number of	Assets	Number of	Assets	Number of	Assets	Number of	Assets
Portfolio Manager	Accounts	Managed	Accounts	Managed	Accounts	Managed	Accounts	Managed	Accounts	Managed	Accounts	Managed
Structured U.S. Equity Fund
Global Quantitative Equity Team
Robert C. Jones	66	$26.1 bil.	37	$19.6 bil.	705	$76 bil.	1	$211 mil.	5	$1.8 bil.	38	$10.5 bil.
Mark Carhart	66	$26.1 bil.	37	$19.6 bil.	705	$76 bil.	1	$211 mil.	5	$1.8 bil.	38	$10.5 bil.
Andrew Alford	66	$26.1 bil.	37	$19.6 bil.	705	$76 bil.	1	$211 mil.	5	$1.8 bil.	38	$10.5 bil.
Melissa Brown	66	$26.1 bil.	37	$19.6 bil.	705	$76 bil.	1	$211 mil.	5	$1.8 bil.	38	$10.5 bil.
Structured Small Cap Equity Fund
Global Quantitative Equity Team
Robert C. Jones	66	$26.1 bil.	37	$19.6 bil.	705	$76 bil.	1	$211 mil.	5	$1.8 bil.	38	$10.5 bil.
Mark Carhart	66	$26.1 bil.	37	$19.6 bil.	705	$76 bil.	1	$211 mil.	5	$1.8 bil.	38	$10.5 bil.
Andrew Alford	66	$26.1 bil.	37	$19.6 bil.	705	$76 bil.	1	$211 mil.	5	$1.8 bil.	38	$10.5 bil.
Melissa Brown	66	$26.1 bil.	37	$19.6 bil.	705	$76 bil.	1	$211 mil.	5	$1.8 bil.	38	$10.5 bil.
Capital Growth Fund
Growth Team
Steven M. Barry	22	$7.7 bil.	3	$32.4 mil.	344	$20.7 bil.	0	$0	0	$0	14	$3.3 bil.
Gregory H. Ekizian	22	$7.7 bil.	3	$32.4 mil.	344	$20.7 bil.	0	$0	0	$0	14	$3.3 bil.
David G. Shell	22	$7.7 bil.	3	$32.4 mil.	344	$20.7 bil.	0	$0	0	$0	14	$3.3 bil.
Growth and Income Fund
Value Team
Dolores Bamford	41	$16.1 bil.	3	$341.7 mil.	268	$14.3 bil.	0	$0	3	$341.7 mil.	2	$207.8 mil.
Andrew Braun	34	$14.3 bil.	3	$341.7 mil.	249	$13.0 bil.	0	$0	3	$341.7 mil.	1	$77.1 mil.
Scott Carroll	41	$16.1 bil.	3	$341.7 mil.	268	$14.3 bil.	0	$0	3	$341.7 mil.	2	$207.8 mil.
David L. Berdon	34	$14.3 bil.	3	$341.7 mil.	249	$13.0 bil.	0	$0	3	$341.7 mil.	1	$77.1 mil.
Sean Gallagher	34	$14.3 bil.	3	$341.7 mil.	249	$13.0 bil.	0	$0	3	$341.7 mil.	1	$77.1 mil.
Lisa Parisi	41	$16.1 bil.	3	$341.7 mil.	268	$14.3 bil.	0	$0	3	$341.7 mil.	2	$207.8 mil.
Edward Perkin	34	$14.3 bil.	3	$341.7 mil.	249	$13.0 bil.	0	$0	3	$341.7 mil.	1	$77.1 mil.
Eileen Rominger	34	$14.3 bil.	3	$341.7 mil.	249	$13.0 bil.	0	$0	3	$341.7 mil.	1	$77.1 mil.
Mid Cap Value Fund
Value Team
Dolores Bamford	41	$16.1 bil.	3	$341.7 mil.	268	$14.3 bil.	0	$0	3	$341.7 mil.	2	$207.8 mil.
David L. Berdon	34	$14.3 bil.	3	$341.7 mil.	249	$13.0 bil.	0	$0	3	$341.7 mil.	1	$77.1 mil.
Andrew Braun	34	$14.3 bil.	3	$341.7 mil.	249	$13.0 bil.	0	$0	3	$341.7 mil.	1	$77.1 mil.
Sean A. Butkus	34	$14.3 bil.	3	$341.7 mil.	249	$13.0 bil.	0	$0	3	$341.7 mil.	1	$77.1 mil.
Scott Carroll	41	$16.1 bil.	3	$341.7 mil.	268	$14.3 bil.	0	$0	3	$341.7 mil.	2	$207.8 mil.
Sean Gallagher	34	$14.3 bil.	3	$341.7 mil.	249	$13.0 bil.	0	$0	3	$341.7 mil.	1	$77.1 mil.
Lisa Parisi	41	$16.1 bil.	3	$341.7 mil.	268	$14.3 bil.	0	$0	3	$341.7 mil.	2	$207.8 mil.
Edward Perkin	34	$14.3 bil.	3	$341.7 mil.	249	$13.0 bil.	0	$0	3	$341.7 mil.	1	$77.1 mil.
Eileen Rominger	34	$14.3 bil.	3	$341.7 mil.	249	$13.0 bil.	0	$0	3	$341.7 mil.	1	$77.1 mil.
J. Kelly Flynn	15	$10.9 bil.	3	$341.7 mil.	54	$4.1 bil.	0	$0	3	$341.7 mil.	1	$130.6 mil.
Growth Opportunities Fund
Growth Team
Steven M. Barry	22	$7.7 bil.	3	$32.4 mil.	344	$20.7 bil.	0	$0	0	$0	14	$3.3 bil.
Gregory H. Ekizian	22	$7.7 bil.	3	$32.4 mil.	344	$20.7 bil.	0	$0	0	$0	14	$3.3 bil.
David G. Shell	22	$7.7 bil.	3	$32.4 mil.	344	$20.7 bil.	0	$0	0	$0	14	$3.3 bil.
Equity Index Fund
John Tucker**	62	$37.9 bil.	249	$369.3 bil.	229	$239 bil.	0	$0	0	$0	0	$0
Kristin Carcio**	62	$37.9 bil.	249	$369.3 bil.	229	$239 bil.	0	$0	0	$0	0	$0
Strategic International Equity Fund
International Equity Team
Mark Beveridge	4	$1.0 bil.	0	0	11	$1.5 bil.	0	$0	0	$0	2	$427.4 mil.
William Howard	5	$1.5 bil.	0	0	16	$2.4 bil.	0	$0	0	$0	2	$427.4 mil.
Maria Gordon	10	$5.9 bil.	0	0	16	$3.2 bil.	0	$0	0	$0	5	$1.7 bil.
Heather Arnold	11	$1.7 bil.	1	$7.8 mil.	33	$9.7 bil.	1	$14.2 mil.	1	$7.8 mil.	3	$1.0 bil.

	Number of Other Accounts Managed and Total Assets by Account Type*						Number of Accounts and Total Assets for Which Advisory Fee is Performance Based*
	Registered						Registered
	Investment		Other Pooled		Other		Investment		Other Pooled		Other
	Companies[1]		Investment Vehicles[2]		Accounts[3]		Companies[1]		Investment Vehicles[2]		Accounts[3]
Name of	Number of	Assets	Number of	Assets	Number of	Assets	Number of	Assets	Number of	Assets	Number of	Assets
Portfolio Manager	Accounts	Managed	Accounts	Managed	Accounts	Managed	Accounts	Managed	Accounts	Managed	Accounts	Managed
Government Income Fund
U.S. Fixed Income Team
Jonathan Beinner	34	$27.1 bil.	78	$28.6 bil.	1,831	$168.6 bil.	0	$0	19	$5.8 bil.	84	$28.5 bil.
Tom Kenny	34	$27.1 bil.	78	$28.6 bil.	1,831	$168.6 bil.	0	$0	19	$5.8 bil.	84	$28.5 bil.
James B. Clark	16	$9.8 bil.	31	$12.1 bil.	280	$62.1 bil.	0	$0	12	$4.6 bil.	17	$4.6 bil.
Peter D. Dion	18	$12.4 bil.	18	$9.3 bil.	330	$93 bil.	0	$0	8	$4.3 bil.	19	$10.9 bil.
James McCarthy	8	$4.4 bil.	1	$73.3 mil.	62	$30 bil.	0	$0	0	$0	5	$4.5 bil.
Christopher Sullivan	16	$98 bil.	31	$12.1 bil.	280	$62.1 bil.	0	$0	12	$4.6 bil.	17	$4.6 bil.
Thomas Teles	18	$12.4 bil.	18	$9.3 bil.	330	$93 bil.	0	$0	8	$4.3 bil.	19	$10.9 bil.
Mark Van Wyk	18	$12.4 bil.	18	$9.3 bil.	330	$93 bil.	0	$0	8	$4.3 bil.	19	$10.9 bil.
Core Fixed Income Fund
U.S. Fixed Income Team
Jonathan Beinner	34	$27.1 bil.	78	$28.6 bil.	1,831	$168.6 bil.	0	$0	19	$5.8 bil.	84	$28.5 bil.
Tom Kenny	34	$27.1 bil.	78	$28.6 bil.	1,831	$168.6 bil.	0	$0	19	$5.8 bil.	84	$28.5 bil.
James Cielinski	11	$7.4 bil.	39	$18 bil.	462	$34.4 bil.	0	$0	6	$3.1 bil.	33	$17.3 bil.
James B. Clark	16	$9.8 bil.	31	$12.1 bil.	280	$62.1 bil.	0	$0	12	$4.6 bil.	17	$4.6 bil.
Peter D. Dion	18	$12.4 bil.	18	$9.3 bil.	330	$93 bil.	0	$0	8	$4.3 bil.	19	$10.9 bil.
James McCarthy	8	$4.4 bil.	1	$73.3 mil.	62	$30 bil.	0	$0	0	$0	5	$4.5 bil.
Christopher Sullivan	16	$98 bil.	31	$12.1 bil.	280	$62.1 bil.	0	$0	12	$4.6 bil.	17	$4.6 bil.
Thomas Teles	18	$12.4 bil.	18	$9.3 bil.	330	$93 bil.	0	$0	8	$4.3 bil.	19	$10.9 bil.
Mark Van Wyk	18	$12.4 bil.	18	$9.3 bil.	330	$93 bil.	0	$0	8	$4.3 bil.	19	$10.9 bil.

*	Unless otherwise indicated, this information is as of December 31, 2007.

**	Please note that these passive equity assets are managed on a team basis. These numbers refer to SSgA, comprised of all the investment management affiliates of State Street Corporation, including SSgA FM.

[1]	Includes only onshore mutual funds and onshore subadvised funds.

[2]	Includes offshore mutual funds, offshore subadvised funds, alternative investments and commingled funds.

[3]	“Other Accounts” is comprised of separate accounts (both institutional and retail).

     Conflicts of Interest. The Investment Advisers’ portfolio managers are often responsible for managing one or more of the Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Funds and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.
     The Investment Advisers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. They seek to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Advisers have developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Advisers and the Funds have adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. The Investment Advisers conduct periodic reviews of trades for consistency with these policies. For more information about conflicts of interests that may arise in connection with the portfolio manager’s management of the Funds’ investments and the investments of other accounts, see “Potential Conflicts of Interest – Potential Conflicts Relating to the Allocation of Investment Opportunities Among the Funds and Other Goldman Sachs Accounts and Potential Conflicts Relating to Goldman Sachs’ and the Investment Adviser’s Proprietary Activities and Activities on Behalf of Other Accounts.”
     With respect to the Sub-Adviser, when a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. The Sub-Adviser has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among various accounts when allocating resources. In addition, the Sub-Adviser and its advisory affiliates use a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

Portfolio Managers — Compensation
     Value Team Base Salary and Performance Bonus. The Investment Adviser’s Value Team (“Value Team”) compensation package for its portfolio managers is comprised of a base salary and a performance bonus. The performance bonus is a function of each portfolio manager’s individual performance and his or her contribution to overall team performance. Portfolio managers are rewarded for their ability to outperform a benchmark while managing risk appropriately. Compensation is also influenced by the Value Team’s total revenues for the past year which in part is derived from advisory fees, and for certain accounts performance based fees. Anticipated compensation levels among competitor firms may also be considered, but are not a principal factor.
     The performance bonus is significantly influenced by 3 year period of investment performance. The following criteria are considered:
–	Individual performance (relative, absolute)

–	Team Performance (relative, absolute)

–	Consistent performance that aligns with clients’ objectives

–	Achievement of top rankings (relative and competitive)
     The investment performance mentioned above is considered only on a pre-tax basis. As it relates to the Growth and Income Fund and Mid Cap Value Fund, the performance benchmarks are the Russell 1000 Value Index and the Russell Mid Cap Value Index, respectively.
     Global Quantitative Equity Team Base Salary and Performance Bonus. The Global Quantitative Equity Team’s (the “GQE Team”) compensation packages for its portfolio managers are comprised of a base salary and performance bonus. The performance bonus is a function of each portfolio manager’s individual performance; his or her contribution to the overall performance of GQE Team strategies; and annual revenues in the investment strategy which in part is derived from advisory fees and for certain accounts, performance based fees.
     The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) whether the Team’s pre-tax performance exceeded performance benchmarks over a one, three and five year period; (2) whether the portfolio manager managed portfolios within a defined range around a targeted tracking error and risk budget; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio managers within the research process. In addition the other factors that are also considered when the amount of performance bonus is determined: (1) whether the Team performed consistently with objectives and client commitments; (2) whether the Team achieved top tier rankings and ratings; and (3) whether the Team managed all similarly mandated accounts in a consistent manner. Benchmarks for measuring performance can either be broad based or narrow based indices which will vary based on client expectations.
     The GQE Team’s decision may also be influenced by the following: the performance of the Investment Adviser and anticipated compensation levels among competitive firms.
The benchmarks for these Funds are:
Structured U.S. Equity Fund: S&P 500 Index
Structured Small Cap Equity Fund: Russell 2000 Index

     Growth Investment Team Base Salary and Performance Bonus. The Investment Adviser’s Growth team’s (the “Growth Team”) compensation packages for its portfolio managers are comprised of a base salary and performance bonus. The performance bonus is first and foremost tied to the Growth Team’s pre-tax performance for its clients and the Growth Team’s total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees. The Growth Team measures its performance on a market cycle basis which is typically measured over a three to seven year period, rather than being focused on short term gains in its strategies or short term contributions from a portfolio manager in any given year.
     The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) whether the team performed consistently with objectives and client commitments; (2) whether the team’s performance exceeded performance benchmarks over a market cycle; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio managers within the research process. Benchmarks for measuring performance can either be broad based or narrow based indices which will vary based on client expectations. As they relate to the Capital Growth Fund and Growth Opportunities Fund, the performance benchmarks are the Russell 1000 Growth Index and Russell Midcap Growth Index, respectively.
     The Growth Team also considers each portfolio manager’s individual performance, his or her contribution to the overall performance of the strategy long-term and his/her ability to work as a member of the Team. The Growth Team’s decision may also be influenced by the following: the performance of GSAM, the profitability of Goldman, Sachs & Co. and anticipated compensation levels among competitor firms.
     International Equity Team Base Salary and Performance Bonus. The Investment Adviser’s International Equity team’s (the “International Team”) compensation packages for portfolio managers are comprised of a base salary and performance bonus. The performance bonus is a function of: each portfolio manager’s individual performance; the International Team’s total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees; his or her contribution to the overall performance of the International Team; the performance of the Investment Adviser; the profitability of Goldman, Sachs & Co.; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded for their ability to outperform a benchmark over a three to five year period while managing risk exposure.
     The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) overall portfolio performance (2) consistency of performance across accounts with similar profiles; (3) compliance with risk budgets; and (4) communication with other portfolio managers within the research process. In addition, the following factors involving the overall performance of the International Team are also considered when the amount of performance bonus is determined: (1) whether the Team’s performance exceeded performance benchmarks over three-year and five-year periods; (2) whether the Team performed consistently with objectives and client commitments; and (3) whether the Team managed all similarly mandated accounts in a consistent manner. As it relates to the Strategic International Equity Fund, the performance benchmark is the MSCI EAFE (unhedged) Index.
     Fixed Income Team Base Salary and Performance Bonus. The Investment Adviser’s Fixed Income Team’s (the “Fixed Income Team”) compensation package for its portfolio managers is comprised of a base salary and performance bonus. The base salary is fixed. However, the performance bonus is a function of each portfolio manager’s individual performance; the Fixed Income Team’s total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees; his or her contribution to the overall performance of the Fixed Income team; the performance of GSAM; the profitability of Goldman, Sachs & Co.; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded for their ability to outperform a benchmark while managing risk exposure.
     The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) overall pre-tax portfolio performance; (2) consistency of performance across accounts with similar profiles; (3) compliance with risk budgets; and (4) communication with other portfolio managers within the research process. In addition, the following factors involving the overall performance of the investment style team are also considered when the amount of performance bonus is determined: (1) whether the teams’ performance exceeded performance benchmarks over one-year and three-year periods (for Fund specific benchmark’s please see below); (2) whether the team managed portfolios within a defined range around a targeted tracking error; (3) whether the team performed consistently with objectives and client commitments; (4) whether the team achieved top tier rankings and ratings (a consideration secondary to the above); and (5) whether the team managed all similarly mandated accounts in a consistent manner.
The benchmarks for measuring performance of these Funds are:
Government Income Fund: Lehman Brothers Government/Mortgage Index
Core Fixed Income Fund: Lehman Brothers Aggregate Bond Index
     Other Compensation – All Teams. In addition to base salary and performance bonus, the Investment Advisers have a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.
     Certain GSAM portfolio managers may also participate in the firm’s Partner Compensation Plan, which covers many of the firm’s senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs’ overall financial performance.
     Sub-Adviser’s Portfolio Management Team – Equity Index Fund. The compensation of the Sub-Adviser’s investment professionals is based on a number of factors. The first factor considered is external market. Through an extensive compensation survey process, the Sub-Adviser seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus and long term incentive (i.e., equity). The second factor taken into consideration is the size of the pool available for this compensation. The Sub-Adviser is part of State Street Corporation, and therefore works within its corporate environment in determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Sub-Adviser and State Street Global Advisors. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone’s compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity allocations.
Portfolio Managers — Portfolio Managers’ Ownership of Securities in the Funds They Manage
Shares of the Funds are only offered to separate accounts of participating insurance companies for the purpose of funding various annuity contracts and variable life insurance policies and are not available for direct investment by the portfolio managers as of December 31, 2007.

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned by Portfolio Manager
Structured U.S. Equity Fund
Robert C. Jones	Structured U.S. Equity Fund: None
Mark Carhart	Structured U.S. Equity Fund: None
Andrew Alford	Structured U.S. Equity Fund: None
Melissa Brown	Structured U.S. Equity Fund: None

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned by Portfolio Manager
Structured Small Cap Equity Fund
Robert C. Jones	Structured Small Cap Equity Fund: None
Mark Carhart	Structured Small Cap Equity Fund: None
Andrew Alford	Structured Small Cap Equity Fund: None
Melissa Brown	Structured Small Cap Equity Fund: None
Capital Growth Fund
Steven M. Barry	Capital Growth Fund: None
Gregory H. Ekizian	Capital Growth Fund: None
David G. Shell	Capital Growth Fund: None
Growth and Income Fund
Dolores Bamford	Growth and Income Fund: None
David L. Berdon	Growth and Income Fund: None
Andrew Braun	Growth and Income Fund: None
Scott Carroll	Growth and Income Fund: None
Lisa Parisi	Growth and Income Fund: None
Sean Gallagher	Growth and Income Fund: None
Edward Perkin	Growth and Income Fund: None
Eileen Rominger	Growth and Income Fund: None
Mid Cap Value Fund
Dolores Bamford	Mid Cap Value Fund: None
David L. Berdon	Mid Cap Value Fund: None
Andrew Braun	Mid Cap Value Fund: None
Sean A. Butkus	Mid Cap Value Fund: None
Scott Carroll	Mid Cap Value Fund: None
Sean Gallagher	Mid Cap Value Fund: None
Lisa Parisi	Mid Cap Value Fund: None
Edward Perkin	Mid Cap Value Fund: None
Eileen Rominger	Mid Cap Value Fund: None
J. Kelly Flynn	Mid Cap Value Fund: None
Growth Opportunities Fund
Steven M. Barry	Growth Opportunities Fund: None
Gregory H. Ekizian	Growth Opportunities Fund: None
David G. Shell	Growth Opportunities Fund: None
Equity Index Fund
John Tucker	Equity Index Fund: None
Kristin Carcio	Equity Index Fund: None
Strategic International Equity Fund
Mark Beveridge	Strategic International Equity Fund: None
William Howard	Strategic International Equity Fund: None
Maria Gordon	Strategic International Equity Fund: None
Heather Arnold	Strategic International Equity Fund: None
Government Income Fund
Jonnathan Beinner	Government Income Fund: None
Tom Kenny	Government Income Fund: None
James B. Clark	Government Income Fund: None
Peter D. Dion	Government Income Fund: None
James McCarthy	Government Income Fund: None
Christopher Sullivan	Government Income Fund: None
Thomas Teles	Government Income Fund: None
Mark Van Wyk	Government Income Fund: None
Core Fixed Income Fund
Jonnathan Beinner	Core Fixed Income Fund: None
Tom Kenny	Core Fixed Income Fund: None
James Cielinski	Core Fixed Income Fund: None

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned by Portfolio Manager
James B. Clark	Core Fixed Income Fund: None
Peter D. Dion	Core Fixed Income Fund: None
James McCarthy	Core Fixed Income Fund: None
Christopher Sullivan	Core Fixed Income Fund: None
Thomas Teles	Core Fixed Income Fund: None
Mark Van Wyk	Core Fixed Income Fund: None
Distributor and Transfer Agent
     Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor of shares of the Funds pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust on behalf of each Fund. Shares of the Funds are offered and sold on a continuous basis by Goldman Sachs, acting as agent. Pursuant to the distribution agreement, each Fund is responsible for, among other things, the payment of all fees and expenses in connection with the preparation and filing of any registration statement and prospectus covering the issue and sale of shares, and the registration and qualification of shares for sale with the SEC and in the various states, including registering the Fund as a broker or dealer. Each Fund will also pay the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders and any notice, proxy statement, report, prospectus or other communication to shareholders of the Fund, printing and mailing confirmations of purchases of shares, any issue taxes or any initial transfer taxes, a portion of toll-free telephone service for shareholders, wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction), printing and postage of business reply envelopes and a portion of the computer terminals used by both the Fund and the Distributor.
     The Distributor will pay for, among other things, printing and distributing prospectuses or reports prepared for its use in connection with the offering of the shares to variable annuity and variable insurance accounts and preparing, printing and mailing any other literature or advertising in connection with the offering of the shares to variable annuity and variable insurance accounts. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the toll-free telephone service and of computer terminals, and of any activity which is primarily intended to result in the sale of shares issued by each Fund.
     As agent, the Distributor currently offers shares of each Fund on a continuous basis to the separate accounts of Participating Insurance Companies in all states in which such Fund may from time to time be registered or where permitted by applicable law. The distribution agreement provides that the Distributor accepts orders for shares at net asset value without sales commission or load being charged. The Distributor has made no firm commitment to acquire shares of any Fund.
     Goldman Sachs, 71 South Wacker Drive, Chicago, IL 60606, serves as the Trust’s transfer agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust with respect to each Fund to: (i) record the issuance, transfer and redemption of shares, (ii) provide purchase and redemption confirmations and quarterly statements, as well as certain other statements, (iii) provide certain information to the Trust’s custodian and the relevant sub-custodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services. The fees charged for transfer agency services are calculated daily and payable monthly at an annual rate of 0.02% of the average daily net assets of each Fund.
     As compensation for the services rendered to the Trust by Goldman Sachs as transfer agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs received fees net of waivers for the fiscal years ended December 31, 2007, December 31, 2006 and December 31, 2005 from the Funds then in existence as follows under the fee schedules then in effect :

	2007		2006		2005
	Institutional		Institutional		Institutional
	Shares	Service Shares	Shares	Service Shares	Shares	Service Shares
Structured U.S. Equity Fund	$266,295	$72,970	$349,356	$106,520	$258,809	N/A
Structured Small Cap Equity Fund	56,586	1	81,121	N/A	74,150	N/A
Capital Growth Fund	50,924	111,979	66,338	159,981	68,520	N/A
Growth and Income Fund	150,455	4	142,344	N/A	117,412	N/A
Mid Cap Value Fund	520,293	79,122	637,655	110,454	462,054	N/A
Strategic International Equity Fund	39,109	74,131	47,355	103,335	41,474	N/A
Growth Opportunities Fund	N/A	64,370	N/A	92,434	N/A	N/A
Equity Index Fund	N/A	123,633	N/A	175,392	N/A	N/A
Government Income Fund	N/A	25,804	N/A	36,469	N/A	N/A
Core Fixed Income Fund	N/A	82,557	N/A	118,557	N/A	N/A
Money Market Fund	N/A	63,371	N/A	85,061	N/A	N/A
Expenses
     The Trust, on behalf of each Fund, is responsible for the payment of each Fund’s respective expenses. The expenses include, without limitation, the fees payable to the Investment Advisers, the fees and expenses of the Trust’s custodian and subcustodians, transfer agent fees and expenses, brokerage fees and commissions, filing fees for the registration or qualification of the Trust’s shares under federal or state securities laws, expenses of the organization of the Funds, fees and expenses incurred by the Trust in connection with membership in investment company organizations including, but not limited to, the Investment Company Institute, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs and its affiliates with respect to the Trust), expenses of preparing and setting in type Prospectuses, SAIs, proxy material, reports and notices and the printing and distributing of the same to the Trust’s shareholders and regulatory authorities, any fees and expenses assumed by a Fund pursuant to its distribution and service plan, compensation and expenses of its “non-interested” Trustees, the fees and expenses of pricing services, dividend expenses on short sales and extraordinary expenses, if any, incurred by the Trust. Except for fees and expenses under the distribution and service plan applicable to Service Shares and transfer agency fees and expenses, all Fund expenses are borne on a non-class specific basis.
     The imposition of the Investment Adviser’s fees, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of its fees and/or voluntarily assume certain expenses of a Fund, which would have the effect of lowering that Fund’s overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.
     As of the date of this SAI, the Investment Advisers voluntarily have agreed to reduce or limit certain “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) for the following Funds to the extent such expenses exceed, on an annual basis, the following percentage of each Fund’s average daily net assets:

Other Expenses
Fund	Limit
Structured U.S. Equity Fund	0.044%
Structured Small Cap Equity Fund	0.114%
Capital Growth Fund	0.114%
Growth and Income Fund	0.114%
Mid Cap Value Fund	0.054%
Growth Opportunities Fund	0.004%
Equity Index Fund	0.064%
Strategic International Equity Fund	0.164%

Other Expenses
Fund	Limit
Government Income Fund	0.004%
Core Fixed Income Fund	0.004%
Money Market Fund	0.004%
     Fees and expenses borne by the Funds relating to legal counsel, registering shares of a Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Fund may also bear an allocable portion of the Investment Adviser’s costs of performing certain accounting services not being provided by a Fund’s custodian.
     The Investment Advisers had contractually agreed to reimburse the following Funds as necessary to limit the total annual operating expenses of Service Shares to the following levels until July 2007 (this expense limitation is no longer in effect):

Total Annual
Operating Expenses
Fund	Limit
Structured U.S. Equity Fund	0.81%
Capital Growth Fund	1.00%
Mid Cap Value Fund	0.99%
Growth Opportunities Fund	1.14%
Equity Index Fund	0.40%
Strategic International Equity Fund	1.22%
Government Income Fund	0.68%
Core Fixed Income Fund	0.54%
Money Market Fund	0.49%

Reimbursement and Other Expense Reductions
     For the fiscal years ended December 31, 2007, December 31, 2006 and December 31, 2005, the amounts of certain “Other Expenses” of each Fund then in existence were reduced or otherwise limited by the Investment Adviser as follows under the expense limitations that were then in effect:

	Fiscal year ended	Fiscal year ended	Fiscal year ended
Fund	December 31, 2007	December 31, 2006	December 31, 2005
Structured U.S. Equity Fund	$0	$0	$0
Structured Small Cap Equity Fund	38,670	187,789	53,865
Capital Growth Fund	0	0	0
Growth and Income Fund	0	0	0
Mid Cap Value Fund	0	0	0
Strategic International Equity Fund	0	0	167,074
Growth Opportunities Fund*	213,058	167,225	N/A
Equity Index Fund*	117,948	12,955	N/A
Government Income Fund*	179,906	166,980	N/A
Core Fixed Income Fund*	214,425	256,670	N/A
Money Market Fund*	170,208	136,854	N/A

*	The Growth Opportunities, Equity Index, Government Income, Core Fixed Income and Money Market Funds were not in operation during the fiscal year ended December 31, 2005.

     These Funds have entered into certain expense offset arrangements with the custodian resulting in a reduction on each Fund’s expenses. For the fiscal years ended December 31, 2007, December 31, 2006 and December 31, 2005 each Fund’s custody fees were reduced by the following approximate amounts under such arrangement:

Fund	2007	2006	2005
Structured U.S. Equity Fund	$935	$5,880	$1,591
Structured Small Cap Equity Fund	193	1,991	431
Capital Growth Fund	163	2,966	1,167
Growth and Income Fund	334	3,647	1,403
Mid Cap Value Fund	238	22,671	2,928
Strategic International Equity Fund	141	23,671	1,521
Growth Opportunities Fund*	0	3,124	N/A
Equity Index Fund*	237	3,597	N/A
Government Income Fund*	591	4,143	N/A
Core Fixed Income Fund*	1,151	22,725	N/A
Money Market Fund*	3,606	2,365	N/A

*	The Growth Opportunities, Equity Index, Government Income, Core Fixed Income and Money Market Funds were not in operation during the fiscal year ended December 31, 2005.

     AFIMS had in place voluntary expense limitations with respect to the Predecessor Allmerica Funds. The voluntary expense limitations and the operating expenses incurred by the Predecessor Allmerica Funds during the fiscal year ended December 31, 2005 are as follows:

	Percentage of Average
	Daily Assets
	Voluntary
	Expense	Operating
Predecessor Allmerica Fund	Limitations	Expenses*
Select Capital Appreciation Fund[1]	1.35%	1.15%
Equity Index Fund[2]	0.60%	0.52%
Government Bond Fund[3]	1.00%	0.74%
Select Investment Grade Income Fund[4]	1.00%	0.64%
Money Market Fund[5]	0.60%	0.55%

*	Including management fee waivers and reductions such as directed brokerage credits.

[1]	Predecessor Allmerica Fund to the Growth Opportunities Fund.

[2]	Predecessor Allmerica Fund to the Equity Index Fund.

[3]	Predecessor Allmerica Fund to the Government Income Fund.

[4]	Predecessor Allmerica Fund to the Core Fixed Income Fund.

[5]	Predecessor Allmerica Fund to the Money Market Fund.

Custodian
     Except for the Money Market Fund, JPMorganChase, 270 Park Avenue, New York, New York 10017, is the custodian of each Fund’s portfolio securities and cash. State Street, 225 Franklin Street, Boston, Massachusetts 02110, is the custodian of the Money Market Fund. JPMorganChase and State Street also maintain the Trust’s accounting records. JPMorganChase and State Street may appoint domestic and foreign sub-custodians and use depositories from time to time to hold certain securities and other instruments purchased by the Trust in foreign countries and to hold cash and currencies for the Trust.
Independent Registered Public Accounting Firm
     PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, is the Funds’ independent registered public accounting firm. In addition to audit services, PricewaterhouseCoopers LLP prepares the Funds’ federal and state tax returns, and provides assistance on certain non-audit matters.
POTENTIAL CONFLICTS OF INTEREST
Summary
     The Goldman Sachs Group, Inc. is a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization, and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, investment adviser, financer, advisor, market maker, proprietary trader, prime broker, lender and agent, and has other direct and indirect interests in the global fixed income, currency, commodity, equity and other markets in which the Funds invest. As a result, The Goldman Sachs Group, Inc., the asset management division of Goldman Sachs, the Investment Advisers, and their affiliates, directors, partners, trustees, managers, members, officers and employees (collectively for purposes of this “Potential Conflicts of Interest” section, “Goldman Sachs”), including those who may be involved in the management, sales, investment activities, business operations or distribution of the Funds, are engaged in businesses and have interests other than that of managing the Funds. The Funds will not be entitled to compensation related to such businesses. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Funds and their service providers. Such additional businesses and interests may give rise to potential conflicts of interest. The following is a brief summary description of certain of these potential conflicts of interest:

•	While the Investment Advisers will make decisions for the Funds in accordance with their obligations to manage the Funds appropriately, the fees, allocations, compensation and other benefits to Goldman Sachs (including benefits relating to business relationships of Goldman Sachs) arising from those decisions may be greater as a result of certain portfolio, investment, service provider or other decisions made by the Investment Advisers than they would have been had other decisions been made which also might have been appropriate for the Funds.

•	Goldman Sachs, its sales personnel and other financial service providers may have conflicts associated with their promotion of the Funds or other dealings with the Funds that would create incentives for them to promote the Funds.

•	While the allocation of investment opportunities among Goldman Sachs, the Funds and other funds and accounts managed by the Investment Advisers may raise potential conflicts because of financial or other interests of Goldman Sachs or its personnel, the Investment Advisers will allocate investment opportunities and make purchase and sale decisions in their sole discretion in a manner that the Investment Advisers consider to be reasonable and consistent with their fiduciary obligations to the Funds and the other funds and accounts.

•	The Investment Advisers will give advice to and make investment decisions for the Funds as they believe is in the fiduciary interests of the Funds. Advice given to the Funds or investment decisions made for the Funds may differ from, and may conflict with, advice given or investment decisions made for Goldman Sachs or other funds or accounts. For example, other funds or accounts managed by the Investment Advisers may sell short securities of an issuer in which the Funds have taken, or will take, a long position in the same securities. Actions taken with respect to Goldman Sachs or other funds or accounts may adversely impact the Funds, and actions taken by the Funds may benefit Goldman Sachs or other funds or accounts.

•	The Investment Adviser may buy for the Funds securities or obligations of issuers in which Goldman Sachs or other funds or accounts have made, or are making, an investment in securities or obligations that are subordinate or senior to securities of the Funds. For example, a Fund may invest in debt securities of an issuer at the same time that Goldman Sachs or other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by Goldman Sachs (including the Investment Adviser) relating to what actions to be taken may also raise conflicts of interests and Goldman Sachs may take actions for certain accounts that have negative impacts on other advisory accounts.

•	Goldman Sachs’ personnel may have varying levels of economic and other interests in accounts or products promoted or managed by such personnel as compared to other accounts or products promoted or managed by them.

•	Goldman Sachs will be under no obligation to provide to the Investment Advisers, or effect transactions on behalf of the Funds or other accounts managed by the Investment Advisers, based on any market or other information, analysis, technical models or research in its possession. Goldman Sachs may be prevented by internal policies, or by the terms of the ethical wall that separates Goldman Sachs from the Investment Advisers, from sharing that information with relevant personnel of the Investment Advisers.

•	To the extent permitted by applicable law, the Funds may enter into transactions in which Goldman Sachs acts as principal, or in which Goldman Sachs acts on behalf of the Funds and the other parties to such transactions. Goldman Sachs will have potentially conflicting interests in connection with such transactions.

•	Goldman Sachs may act as broker, dealer, agent, lender or otherwise for the Funds and will retain all commissions, fees and other compensation in connection therewith.

•	Securities traded for the Funds may, but are not required to, be aggregated with trades for other funds or accounts managed by Goldman Sachs. When transactions are aggregated but it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds.

•	Products and services received by the Investment Advisers or their affiliates from brokers in connection with brokerage services provided to the Funds and other funds or accounts managed by Goldman Sachs may disproportionately benefit other of such funds and accounts based on the relative amounts of brokerage services provided to the Funds and such other funds and accounts.

•	While the Investment Advisers will make proxy voting decisions as they believe appropriate under their fiduciary duties to the Funds and in accordance with the Investment Advisers’ policies designed to help avoid conflicts of interest, proxy voting decisions made by the Investment Advisers with respect to a Fund’s portfolio securities may also favor the interests of other clients or businesses of other divisions or units of Goldman Sachs.

•	Regulatory restrictions (including relating to the aggregation of positions among different funds and accounts) and internal Goldman Sachs policies may restrict investment activities of the Funds. Information held by Goldman Sachs could have the effect of restricting investment activities of the Funds.

     Prospective investors should carefully review the following section of this document which more fully describes these and other potential conflicts of interest presented by Goldman Sachs’ other businesses and interests.
     As a registered investment adviser under the Advisers Act, each Investment Advisers is required to file a Form ADV with the SEC. Form ADV contains information about assets under management, types of fee arrangements, types of investments, potential conflicts of interest, and other relevant information regarding the Investment Advisers. A copy of Part 1 of the Investment Advisers’ Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).
Potential Conflicts Relating to Portfolio Decisions, the Sale of Fund Shares and the Allocation of Investment Opportunities
     Goldman Sachs’ Other Activities May Have an Impact on the Funds
     The Investment Advisers make decisions for the Funds in accordance with their obligations as the Investment Advisers of the Funds. However, Goldman Sachs’ other activities may have a negative effect on the Funds. As a result of the various activities and interests of Goldman Sachs as described in the first paragraph under “Summary” above, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. It is also likely that the Funds will undertake transactions in securities in which Goldman Sachs makes a market or otherwise has other direct or indirect interests. In addition, while the Investment Advisers will make decisions for the Funds in accordance with their obligations to manage the Funds appropriately, the fees, allocations, compensation and other benefits (including benefits relating to business relationships of Goldman Sachs) arising from those decisions may be greater as a result of certain portfolio, investment, service provider or other decisions made by the Investment Advisers for the Funds than they would have been had other decisions been made which also might have been appropriate for the Funds.
     Goldman Sachs conducts extensive broker-dealer, banking and other activities around the world and operates a business known as Goldman Sachs Security Services (“GSS”) which provides prime brokerage, administrative and other services to clients which may involve funds, markets and securities in which the Funds invest. These businesses will give GSS and many other parts of Goldman Sachs broad access to the current status of certain markets, investments and funds and detailed knowledge about fund operators. In addition, with respect to advisory account that invests in funds, given Goldman Sachs’ scale of activity in the prime brokerage market, it is likely that Goldman Sachs will act as a prime broker to one or more funds in which such advisory account may invest, in which case Goldman Sachs will have direct knowledge concerning the investments and transactions of such funds. As a result of the activities described in this paragraph and the access and knowledge arising from those activities, parts of Goldman Sachs may be in possession of information in respect of markets, investments and funds, which, if known to the Investment Adviser, might cause the Investment Adviser to seek to dispose of, retain or increase interests in investments held by the Funds or acquire certain positions on behalf of the Funds. Goldman Sachs will be under no duty to make any such information available to the Funds or personnel of the Investment Adviser making investment decisions on behalf of the Funds. In general, personnel of the Investment Adviser making investment decisions will make decisions based solely upon information known by such decision makers without regard to information known by other Goldman Sachs personnel.
     Goldman Sachs’ Financial and Other Interests and Relationships May Incentivize Goldman Sachs to Promote the Sale of Fund Shares
     Goldman Sachs, its personnel and other financial service providers, have interests in promoting sales of the Funds. With respect to both Goldman Sachs and its personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than the remuneration and profitability relating to services to and sales of other products that might be provided or offered. Goldman Sachs and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. Goldman Sachs and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to Goldman Sachs and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.
     Conflicts may arise in relation to sales-related incentives. Goldman Sachs and its personnel may receive greater compensation or greater profit in connection with the Funds than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that Goldman Sachs may pay a portion of its advisory fee to the unaffiliated investment adviser, or to other compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of Goldman Sachs and its personnel to recommend the Funds over other accounts or products managed by unaffiliated investment advisers or to effect transactions differently in the Funds as compared to other accounts or products.
     Goldman Sachs may also have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the Funds, or who engage in transactions with or for the Funds. For example, Goldman Sachs regularly participates in industry and consultant sponsored conferences and may purchase educational, data related or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help Goldman Sachs understand the consultant’s points of view on the investment management process. Consultants and other parties that provide consulting or other services to potential investors in the Funds may receive fees from Goldman Sachs or the Funds in connection with the distribution of shares in the Funds or other Goldman Sachs products. For example, Goldman Sachs may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, collective trusts, or other products or services offered or managed by the Investment Advisers. Goldman Sachs may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. Goldman Sachs’ membership in such organizations allows Goldman Sachs to participate in these conferences and educational forums and helps Goldman Sachs interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, Goldman Sachs’ personnel, including employees of Goldman Sachs, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the Funds or that may recommend investments in the Funds. In addition, Goldman Sachs, including the Investment Advisers, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. Goldman Sachs’ personnel may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the Funds or other dealings with the Funds that create incentives for them to promote the Funds or certain portfolio transactions.
     To the extent permitted by applicable law, Goldman Sachs may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the Funds, Client/GS Accounts (defined below) and other products. In addition to placement fees, sales loads or similar distribution charges, such payments may be made out of Goldman Sachs’ assets, or amounts payable to Goldman Sachs rather than a separately identified charge to the Funds, Client/GS Accounts or other products. Such payments may compensate Intermediaries for, among other things: marketing the Funds, Client/GS Accounts and other products; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds, Client/GS Accounts and other products. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by Goldman Sachs may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services by such products.
     The payments made by Goldman Sachs may be different for different Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend certain products based, at least in part, on the level of compensation paid.
     Potential Conflicts Relating to the Allocation of Investment Opportunities Among the Funds and Other Goldman Sachs Accounts
     Goldman Sachs has potential conflicts in connection with the allocation of investments or transaction decisions for the Funds, including in situations in which Goldman Sachs or its personnel (including personnel of the Investment Advisers) have interests. For example, the Funds may be competing for investment opportunities with current or future accounts or funds managed or advised by Goldman Sachs (including the Investment Advisers). These accounts or funds may provide greater fees or other compensation (including performance based fees) to Goldman Sachs (including the Investment Advisers) or in which Goldman Sachs (including the Investment Advisers) or its personnel have an interest (collectively, the “Client/GS Accounts”).
     Goldman Sachs may manage or advise Client/GS Accounts that have investment objectives that are similar to those of the Funds and/or may seek to make investments in securities or other instruments in which the Funds may invest. This will create potential conflicts and potential differences among the Funds and other Client/GS Accounts, particularly where there is limited availability or limited liquidity for those investments. Such limited availability situations may exist, without limitation, in local and emerging markets, regulated industries, research and development trades, relative value or paired trades, IPO/new issues and limited issues. The Investment Advisers have developed policies and procedures that provide that they will allocate investment opportunities and make purchase and sale decisions among the Funds and other Client/GS Accounts in a manner that they consider, in their sole discretion and consistent with their fiduciary obligation to each Client/GS Account, to be reasonable. Allocations may be based on numerous factors and may not always be pro rata based on assets managed.
     The Investment Advisers will make allocation-related decisions for the Funds and other Client/GS Accounts with reference to numerous factors that may include, without limitation, (i) account investment horizons, investment objectives and guidelines; (ii) different levels of investment for different strategies; (iii) client-specific investment guidelines and restrictions; (iv) fully directed brokerage accounts; (v) tax sensitivity of accounts; (vi) suitability requirements; (vii) account turnover guidelines; (viii) availability of cash for investment; (ix) relative sizes and expected future sizes of applicable accounts; and/or (x) availability of other investment opportunities. Suitability considerations can include without limitation (i) relative attractiveness of a security to different accounts; (ii) concentration of positions in an account; (iii) appropriateness of a security for the benchmark of an account; (iv) an account’s risk tolerance, risk parameters and strategy allocations; (v) use of the opportunity as a replacement for a security the Investment Advisers believe to be attractive for an account but that for some reason cannot be held in the account; (vi) the need to hedge a short position in a pair trade; and/or (vii) the need to give a subset of accounts exposure to an industry. In addition to allocations of limited availability investments, the Investment Advisers may, from time to time, develop and implement new investment opportunities and/or trading strategies, and these strategies may not be allocated among all accounts (including the Fund) or pro rata, even if the strategy is consistent with objectives of all accounts. The Investment Advisers may make decisions based on such factors as strategic fit and other portfolio management considerations, including, without limitation, an account’s capacity for such strategy, the liquidity of the strategy and its underlying instruments, the account’s liquidity, the business risk of the strategy relative to the account’s overall portfolio make-up, and the lack of efficacy of, or return expectations from, the strategy for the account, and such other factors as the Investment Advisers deem relevant in their sole discretion. For example, such a determination may, but will not necessarily, include consideration of the fact that a particular strategy will not have a meaningful impact on an account given the overall size of the account, the limited availability of opportunities in the strategy and the availability of other strategies for the account. As a result, such a strategy may be allocated to some accounts managed by the Investment Advisers and not to others.
     Although allocating orders among the Funds and other Client/GS Accounts may create potential conflicts of interest because of the interests of Goldman Sachs or its personnel or because Goldman Sachs may receive greater fees or compensation from one of the Client/GS Account’s allocations, the Investment Advisers will not make allocation decisions based on such interests or greater fees or compensation.
     Allocation decisions among accounts may be more or less advantageous to any one account or group of accounts. As a result of the above, the Investment Advisers may determine that investment opportunities, strategies or particular purchases or sales are appropriate for one or more Client/GS Accounts or for themselves or an affiliate, but not for the Funds, or are appropriate for, or available to, the Funds but in different sizes, terms or timing than is appropriate for other Client/GS Accounts, or may determine not to allocate to or purchase or sell for Client/GS Accounts all investment transactions for which Client/GS Accounts may be eligible. Therefore, the amount, timing, structuring or terms of an investment by the Funds may differ from, and performance may be lower than, investments and performance of other Client/GS Accounts.
     The Investment Advisers and/or their affiliates manage accounts of clients of Goldman Sachs’ Private Wealth Management (“PWM”) business. Such PWM clients receive advice from Goldman Sachs by means of separate accounts (“PWM Separate Accounts”). With respect to the Funds, the Investment Advisers may follow a strategy that is expected to be similar over time to that delivered by the PWM Separate Accounts. Each of the Funds and the PWM Separate Account Clients are subject to independent management and, given the independence in the implementation of advice to these accounts, there can be no warranty that such investment advice will be implemented simultaneously. Neither the Investment Advisers (in the case of the Funds) nor their affiliates (in the case of PWM Separate Accounts), will know when advice issued has been executed (if at all) and, if so, to what extent. While each will use reasonable endeavors to procure timely execution, it is possible that prior execution for or on behalf of the PWM Separate Accounts could adversely affect the prices and availability of the securities, currencies and instruments in which the Funds invest.

Other Potential Conflicts Relating to the Management of the Funds by the Investment Advisers
     Potential Restrictions and Issues Relating to Information Held by Goldman Sachs
     From time to time and subject to the Investment Advisers’ policies and procedures regarding information barriers, the Investment Advisers may consult with personnel in other areas of Goldman Sachs, or with persons unaffiliated with Goldman Sachs, or may form investment policy committees comprised of such personnel. The performance by such persons of obligations related to their consultation with personnel of the Investment Advisers could conflict with their areas of primary responsibility within Goldman Sachs or elsewhere. In connection with their activities with the Investment Advisers, such persons may receive information regarding the Investment Advisers’ proposed investment activities of the Funds that is not generally available to the public. There will be no obligation on the part of such persons to make available for use by the Funds any information or strategies known to them or developed in connection with their own client, proprietary or other activities. In addition, Goldman Sachs will be under no obligation to make available any research or analysis prior to its public dissemination.
     The Investment Advisers make decisions for the Funds based on the Funds’ investment programs. The Investment Advisers from time to time may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and its personnel. Goldman Sachs will not be under any obligation, however, to effect transactions on behalf of the Funds in accordance with such analysis and models.
     In addition, Goldman Sachs has no obligation to seek information or to make available to or share with the Funds any information, investment strategies, opportunities or ideas known to Goldman Sachs personnel or developed or used in connection with other clients or activities. Goldman Sachs and certain of its personnel, including the Investment Advisers’ personnel or other Goldman Sachs personnel advising or otherwise providing services to the Funds, may be in possession of information not available to all Goldman Sachs personnel, and such personnel may act on the basis of such information in ways that have adverse effects on the Funds.
     From time to time, Goldman Sachs may come into possession of material, non-public information or other information that could limit the ability of the Funds to buy and sell investments. The investment flexibility of the Funds may be constrained as a consequence. The Investment Advisers generally are not permitted to obtain or use material non-public information in effecting purchases and sales in public securities transactions for the Funds.
Potential Conflicts Relating to Goldman Sachs’ and the Investment Advisers’ Proprietary Activities and Activities On Behalf of Other Accounts
     The results of the investment activities of the Funds may differ significantly from the results achieved by Goldman Sachs for its proprietary accounts and from the results achieved by Goldman Sachs for other Client/GS Accounts. The Investment Advisers will manage the Funds and the other Client/GS Accounts they manage in accordance with their respective investment objectives and guidelines. However, Goldman Sachs may give advice, and take action, with respect to any current or future Client/GS Accounts that may compete or conflict with the advice the Investment Advisers may give to the Funds, or may involve a different timing or nature of action than with respect to the Funds.
     Transactions undertaken by Goldman Sachs or Client/GS Accounts may adversely impact the Funds. Goldman Sachs and one or more Client/GS Accounts may buy or sell positions while the Funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Funds. For example, a Fund may buy a security and Goldman Sachs or Client/GS Accounts may establish a short position in that same security. The subsequent short sale may result in impairment of the price of the security which the Fund holds. Conversely, the Fund may establish a short position in a security and Goldman Sachs or other Client/GS Accounts may buy that same security. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Fund and such increase in price would be to the Fund’s detriment. Conflicts may also arise because portfolio decisions regarding a Fund may benefit Goldman Sachs or other Client/GS Accounts. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) Goldman Sachs or other Client/GS Accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) Goldman Sachs or other Client/GS Accounts.
     In addition, transactions in investments by one or more Client/GS Accounts and Goldman Sachs may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, in small capitalization, emerging market or less liquid strategies. This may occur when portfolio decisions regarding a Fund are based on research or other information that is also used to support portfolio decisions for other Client/GS Accounts. When Goldman Sachs or a Client/GS Account implements a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies for the Funds (whether or not the portfolio decisions emanate from the same research analysis or other information), market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such portfolio decisions or strategies could be increased or the Fund could otherwise be disadvantaged. Goldman Sachs may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences to Client/GS Accounts, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.
     As noted above, the Investment Adviser may, but is not required to aggregate purchase or sale orders for the Funds with trades for other funds or accounts managed by Goldman Sachs, including Client/GS Accounts. When orders are aggregated for execution, it is possible that GS and GS employee interests will receive benefits from such transactions, even in limited capacity situations. While the Investment Adviser maintains policies and procedures that it believes are reasonably designed to deal with conflicts of interest that may arise in certain situations when purchase or sale orders for the Funds are aggregated for execution with orders for Client/GS Accounts, in some cases the Investment Adviser will make allocations to accounts in which Goldman Sachs and/or employees have an interest.
     The Investment Adviser has established a trade sequencing and rotation policy for certain U.S. equity client accounts (including the Funds) and “wrap fee” accounts. The Investment Adviser does not generally aggregate trades on behalf of wrap fee accounts at the present time. “Wrap fees” usually cover execution costs only when trades are placed with the sponsor of the account. Trades through different sponsors are generally not aggregated. The Investment Adviser currently utilizes an asset-based trade sequencing and rotation policy for determining the order in which trades for institutional and wrap accounts are placed. Given current asset levels, the Investment Adviser’s trade sequencing and rotation policy provides that wrap accounts trade ahead of other accounts, including the Funds, 10% of the time. Other accounts, including the Funds, currently trade before wrap accounts 90% of the time. This is reflected in a ten week trade rotation schedule. The Investment Adviser may deviate from the rotation schedule under certain circumstances. These include situations, for example, where in the Investment Adviser’s view it is not practical for the wrap fee accounts to participate in certain types of trades or when there are unusually long delays in a given wrap sponsor’s execution of a particular trade. In addition, a portfolio management team may provide instructions simultaneously regarding the placement of a trade in lieu of the rotation schedule if the trade represents a relatively small proportion of the average daily trading volume of the relevant security.
     The directors, officers and employees of Goldman Sachs, including the Investment Advisers, may buy and sell securities or other investments for their own accounts (including through investment funds managed by Goldman Sachs, including the Investment Advisers). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Funds. To reduce the possibility that the Funds will be materially adversely affected by the personal trading described above, each of the Funds and Goldman Sachs, as each Fund’s Investment Adviser and distributor, has established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each of the Funds and Goldman Sachs, as each Fund’s Investment Adviser and distributor, has adopted a code of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the Act and monitoring procedures relating to certain personal securities transactions by personnel of the Investment Advisers which the Investment Advisers deem to involve potential conflicts involving such personnel, Client/GS Accounts managed by the Investment Advisers and the Funds. The Codes of Ethics require that personnel of the Investment Advisers comply with all applicable federal securities laws and with the fiduciary duties and anti-fraud rules to which the Investment Advisers are subject. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, DC 20549-0102, or by electronic request to publicinfo@sec.gov.
     Clients of Goldman Sachs (including Client/GS Accounts) may have, as a result of receiving client reports or otherwise, access to information regarding the Investment Advisers’ transactions or views which may affect such clients’ transactions outside of accounts controlled by personnel of the Investment Advisers, and such transactions may negatively impact the performance of the Funds. The Funds may also be adversely affected by cash flows and market movements arising from purchase and sales transactions, as well as increases of capital in, and withdrawals of capital from, other Client/GS Accounts. These effects can be more pronounced in thinly traded and less liquid markets.
     The Investment Advisers’ management of the Funds may benefit Goldman Sachs. For example, the Funds may, subject to applicable law, invest directly or indirectly in the securities of companies affiliated with Goldman Sachs or which Goldman Sachs has an equity, debt or other interest. In addition, to the extent permitted by applicable law, the Funds may engage in investment transactions which may result in other Client/GS Accounts being relieved of obligations or otherwise divesting of investments or cause the Funds to have to divest certain investments. The purchase, holding and sale of investments by the Funds may enhance the profitability of Goldman Sachs’ or other Client/GS Accounts’ own investments in and its activities with respect to such companies.
     Goldman Sachs and one or more Client/GS Accounts (including the Funds) may also invest in different classes of securities of the same issuer. As a result, one or more Client/GS Accounts may pursue or enforce rights with respect to a particular issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. For example, if a Client/GS Account holds debt securities of an issuer and a Fund holds equity securities of the same issuer, if the issuer experiences financial or operations challenges, the Client/GS Account which holds the debt securities may seek a liquidation of the issuer, whereas the Fund which holds the equity securities may prefer a reorganization of the issuer. A Fund may be negatively impacted by Goldman Sachs’ and other Client/GS Accounts’ activities, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case had Goldman Sachs and other Client/GS Accounts not pursued a particular course of action with respect to the issuer of the securities. In addition, in certain instances personnel of the Investment Adviser may obtain information about the issuer that would be material to the management of other Client/GS Accounts which could limit the ability of personnel of the Investment Adviser to buy or sell securities of the issuer on behalf of the Funds.
     Goldman Sachs may create, write, sell or issue, or act as placement agent or distributor of, derivative instruments with respect to the Funds or with respect to underlying securities, currencies or instruments of the Funds, or which may be otherwise based on the performance of the Funds. In addition, to the extent permitted by applicable law, Goldman Sachs (including its personnel or Client/GS Accounts) may invest in the Funds, may hedge its derivative positions by buying or selling shares of the Funds, and reserves the right to redeem some or all of its investments at any time. These investments and redemptions may be significant and may be made without notice to the shareholders. The structure or other characteristics of the derivative instruments may have an adverse effect on the Funds. For example, the derivative instruments could represent leveraged investments in the Funds, and the leveraged characteristics of such investments could make it more likely, due to events of default or otherwise, that there would be significant redemptions of interests from the Funds more quickly than might otherwise be the case. Goldman Sachs, acting in commercial capacities in connection with such derivative instruments, may in fact cause such a redemption. This may have an adverse effect on the investment management and positions, flexibility and diversification strategies of the Funds and on the amount of fees, expenses and other costs incurred directly or indirectly for the account of the Funds.

     Potential Conflicts in Connection with Investments in Goldman Sachs Money Market Funds
     To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund advised or managed by Goldman Sachs. In connection with any such investments, a Fund, to the extent permitted by the Act, will pay its share of all expenses (other than advisory and administrative fees) of a money market fund in which it invests which may result in a Fund bearing some additional expenses.
     Goldman Sachs May In-Source or Outsource
     Subject to applicable law, Goldman Sachs, including the Investment Advisers, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Funds in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.
Potential Conflicts That May Arise When Goldman Sachs Acts in a Capacity Other Than Investment Adviser to the Funds
     To the extent permitted by applicable law, the Funds may enter into transactions and invest in futures, securities, currencies, swaps, options, forward contracts or other instruments in which Goldman Sachs acting as principal or on a proprietary basis for its customers, serves as the counterparty. The Funds may also enter into cross transactions in which Goldman Sachs acts on behalf of the Fund and for the other party to the transaction. Goldman Sachs may have a potentially conflicting division of responsibilities to both parties to a cross transaction. For example, Goldman Sachs may represent both a Fund and another Client/GS Account in connection with the purchase of a security by the Fund, and Goldman Sachs may receive compensation or other payments from either or both parties, which could influence the decision of Goldman Sachs to cause the Fund to purchase such security. The Funds may engage in principal or cross transactions to the extent permitted by applicable law.
     Goldman Sachs may act as broker, dealer, agent, lender or advisor or in other commercial capacities for the Funds. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by Goldman Sachs will be in its view commercially reasonable, although Goldman Sachs, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to Goldman Sachs and such sales personnel. The Funds may, to the extent permitted by applicable law, borrow funds from Goldman Sachs at rates and on other terms arranged with Goldman Sachs.
     Goldman Sachs may be entitled to compensation when it acts in capacities other than as the Investment Advisers, and the Funds will not be entitled to any such compensation. For example, Goldman Sachs (and its personnel and other distributors) will be entitled to retain fees and other amounts that it receives in connection with its service to the Funds as broker, dealer, agent, lender, advisor or in other commercial capacities and no accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by Goldman Sachs of any such fees or other amounts.
     When Goldman Sachs acts as broker, dealer, agent, lender or advisor or in other commercial capacities in relation to the Funds, Goldman Sachs may take commercial steps in its own interests, which may have an adverse effect on the Funds. For example, in connection with lending arrangements involving the Funds, Goldman Sachs may require repayment of all or part of a loan at any time or from time to time.
     The Funds will be required to establish business relationships with their counterparties based on their own credit standing. Goldman Sachs, including the Investment Advisers, will not have any obligation to allow its credit to be used in connection with the Funds’ establishment of their business relationships, nor is it expected that the Funds’ counterparties will rely on the credit of Goldman Sachs in evaluating the Funds’ creditworthiness.

Potential Conflicts in Connection with Brokerage Transactions and Proxy Voting
     To the extent permitted by applicable law, purchases and sales of securities for a Fund may be bunched or aggregated with orders for other Client/GS Accounts. The Investment Advisers and their affiliates, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.
     Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order. Time zone differences, separate trading desks or portfolio management processes in a global organization may, among other factors, result in separate, non-aggregated executions.
     The Investment Advisers may select brokers (including, without limitation, affiliates of the Investment Advisers) that furnish the Investment Advisers, the Funds, other Client/GS Accounts or their affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in the Investment Advisers’ views, appropriate assistance to the Investment Advisers in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer databases; quotation equipment and services; and research-oriented computer hardware, software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other Client/GS Accounts, including in connection with Client/GS Accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other Client/GS Accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other Client/GS Accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other Client/GS Accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other Client/GS Accounts. To the extent that the Investment Advisers use soft dollars, they will not have to pay for those products and services themselves. The Investment Advisers may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that the Investment Advisers receive research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Investment Advisers.
     The Investment Advisers may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services the Investment Advisers believe are useful in their investment decision-making process. The Investment Advisers may from time to time choose not to engage in the above described arrangements to varying degrees.
     The Investment Advisers have adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that they make on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with the Investment Advisers’ fiduciary obligations to their clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of the Investment Advisers may have the effect of favoring the interests of other clients or businesses of other divisions or units of Goldman Sachs and/or its affiliates provided that the Investment Advisers believe such voting decisions to be in accordance with their fiduciary obligations. For a more detailed discussion of these policies and procedures, see the section of this SAI entitled “Proxy Voting.”

Potential Regulatory Restrictions on Investment Adviser Activity
     From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to Goldman Sachs and/or its internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by Goldman Sachs would not be subject to some of those considerations. There may be periods when the Investment Advisers may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which Goldman Sachs is performing investment banking, market making or other services or has proprietary positions. For example, when Goldman Sachs is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if Goldman Sachs personnel serve as directors of companies the securities of which the Funds wish to purchase or sell. The larger the Investment Advisers’ investment advisory business and Goldman Sachs’ businesses, the larger the potential that these restricted list policies will impact investment transactions. However, if permitted by applicable law, the Funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by Goldman Sachs, or in cases in which Goldman Sachs personnel are directors or officers of the issuer.
     The investment activities of Goldman Sachs for its proprietary accounts and for Client/GS Accounts may also limit the investment strategies and rights of the Funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause Goldman Sachs, the Funds or other Client/GS Accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of the Investment Advisers on behalf of clients (including the Funds) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, the Investment Advisers on behalf of clients (including the Funds) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when the Investment Advisers, in their sole discretion, deem it appropriate.
PORTFOLIO TRANSACTIONS AND BROKERAGE
     The Investment Advisers and Sub-Adviser are responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Increasingly, securities traded over-the-counter also involve the payment of negotiated brokerage commissions. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs.
     In the over-the-counter market, most securities have historically traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
     In placing orders for portfolio securities of a Fund, the Investment Advisers and Sub-Adviser are generally required to give primary consideration to obtaining the most favorable execution and net price available. This means that an Investment Adviser or Sub-Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”), the Fund may pay a broker who provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to a good faith determination by the Trustees that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. While the Investment Advisers and Sub-Adviser generally seek reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Investment Advisers and Sub-Adviser will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of a Fund, the Investment Advisers and their affiliates, the Sub-Adviser, or their other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies; economic surveys and analyses; recommendations as to specific securities; research products including quotation equipment and computer related programs; advice concerning the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; services relating to effecting securities transactions and functions incidental thereto (such as clearance and settlement); and other lawful and appropriate assistance to the Investment Advisers and Sub-Adviser in the performance of their decision-making responsibilities.
     Such services are used by the Investment Advisers and Sub-Adviser in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets may be larger than those of a Fund’s, and the services furnished by such brokers may be used by the Investment Advisers and Sub-Adviser in providing management services for the Trust. The Investment Advisers may also participate in so-called “commission sharing arrangements” and “client commission arrangements” under which an Investment Adviser may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to the Investment Adviser. The Investment Advisers exclude from use under these arrangements those products and services that are not fully eligible under applicable law and regulatory interpretations – even as to the portion that would be eligible if accounted for separately.
     The research services received as part of commission sharing and client commission arrangements will comply with Section 28(e) and may be subject to different legal requirements in the jurisdictions in which the Investment Advisers do business. Participating in commission sharing and client commission arrangements may enable the Investment Advisers to consolidate payments for research through one or more channels using accumulated client commissions or credits from transactions executed through a particular broker-dealer to obtain research provided by other firms. Such arrangements also help to ensure the continued receipt of research services while facilitating best execution in the trading process. The Investment Advisers believe such research services are useful in their investment decision-making process by, among other things, ensuring access to a variety of high quality research, access to individual analysts and availability of resources that the Investment Advisers might not be provided access to absent such arrangements.
     On occasions when an Investment Adviser or Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which such Investment Adviser acts as investment adviser or sub-investment adviser), the Investment Adviser or Sub-Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the applicable Investment Adviser or Sub-Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to such Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a Fund.
     Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees.

     Certain Funds may participate in a commission recapture program. Under the program, participating broker-dealers rebate a percentage of commissions earned as Fund portfolio transactions to the particular Fund from which they were generated. The rebated commissions are expected to be treated as realized capital gains of the Funds.
     Subject to the above considerations, the Investment Advisers and Sub-Adviser may use Goldman Sachs or an affiliate as a broker for a Fund. In order for Goldman Sachs or an affiliate, acting as agent, to effect any portfolio transactions for each Fund, the commissions, fees or other remuneration received by Goldman Sachs must be reasonable and fair compared to the commission, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities or futures contracts. Furthermore, the Trustees, including a majority of the Trustees who are not “interested” Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.
     For the fiscal year ended December 31, 2007, each Fund then paid brokerage commissions as follows. The amount of brokerage commissions paid by a Fund may vary substantially from year to year because of differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors.

			Total		Brokerage
		Total	Amount of	Amount of	Commissions
	Total	Brokerage	Transactions	Transactions	Paid
	Brokerage	Commissions	on which	Effected through	to Brokers
Fiscal Year Ended	Commissions	Paid to	Commissions	Brokers Providing	Providing
December 31, 2007:	Paid	Goldman Sachs*	Paid*	Research**	Research
Structured U.S. Equity Fund	$305,838	$9,100(3%)	$3,300,462,186(10%)	$—	$—
Structured Small Cap Equity Fund	136,606	900 (1%)	646,765,050(6%)	—	—
Capital Growth Fund	435,427	5,002 (1%)	640,974,994(2%)	263,123,981	235,949
Growth and Income Fund	620,083	44,208 (7%)	917,848,337(10%)	399,975,122	394,107
Mid Cap Value Fund	2,817,375	57,427 (2%)	3,365,806,366(3%)	1,129,005,372	1,349,055
Growth Opportunities Fund	255,810	100 (<1%)	356,926,803(<1%)	132,583,457	138,142
Equity Index	1,981	0 (0%)	203,740,482(28%)	—	—
Strategic International Equity Fund	729,495	4,764 (1%)	792,454,579(8%)	260,973,684	417,322
Government Income	7,200	6,903(96%)	487,708,873(96%)	—	—
Core Fixed Income	25,982	25,594(99%)	1,598,721,815(98%)	—	—
Money Market	—	—	—	—	—

*	The figures in the table report brokerage commissions only from securities transactions. For the fiscal year ended December 31, 2007, Goldman Sachs and affiliated broker/dealers earned approximately $9,100, $900, $5,000, $44,200, $57,400, $100, $2,000, $4,800, $6,900 and $25,600, in brokerage commissions from portfolio transactions, including futures transactions, executed on behalf of the Structured U.S. Equity Fund, Structured Small Cap Equity Fund, Capital Growth Fund, Growth and Income Fund, Mid Cap Value Fund, Growth Opportunities Fund, Equity Index Fund, Strategic International Equity Fund, Government Income Fund and Core Fixed Income Fund, respectively. Percentages next to each dollar figure represent percentages of total amount of commissions paid to, or transactions effected through, Goldman Sachs and affiliated broker-dealers.

**	Beginning March 31, 2004, the Investment Advisers no longer participate in third party soft dollar arrangements whereby the Investment Advisers are provided third party research and/or investment services by brokerage houses executing transactions on behalf of the Funds. The information above reflects the full commission amounts paid to brokers that provide their own proprietary research to the Investment Advisers. Only a portion of such commission pays for research and the remainder of such commission is to compensate the broker for execution services, commitment of capital and other services related to the execution of brokerage transactions.

     For the fiscal year ended December 31, 2006, each Fund then paid brokerage commissions as follows. The amount of brokerage commissions paid by a Fund may vary substantially from year to year because of differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors.

			Total
		Total	Amount of
	Total	Brokerage	Transactions
	Brokerage	Commissions	on which
Fiscal Year Ended	Commissions	Paid to	Commissions
December 31, 2006:	Paid	Affiliated Persons*	Paid*
Structured U.S. Equity Fund	$364,421	$6,764	$2,649,767,818
Structured Small Cap Equity Fund	146,082	1,870	544,278,809
Capital Growth Fund	768,863	24,614	1,238,560,309
Growth and Income Fund	355,978	23,224	404,602,860
Mid Cap Value Fund	2,198,091	53,862	2,572,607,592
Growth Opportunities Fund	508,200	4,178	757,410,591
Equity Index Fund	50,255	1,987	110,140,967
Strategic International Equity Fund	797,127	12,445	948,939,082
Government Income Fund	8,571	8,571	476,898,909
Core Fixed Income Fund	24,151	24,151	1,363,110,532
Money Market Fund	—	—	—

*	The figures in the table report brokerage commissions only from securities transactions. For the fiscal year ended December 31, 2006, Goldman Sachs and affiliated broker/dealers earned approximately $6,800, $1,900, $24,600, $23,200, $53,900, $4,200, $2,000, $12,400, $8,600 and $24,200, in brokerage commissions from portfolio transactions, including futures transactions, executed on behalf of the Structured U.S. Equity Fund, Structured Small Cap Equity Fund, Capital Growth Fund, Growth and Income Fund, Mid Cap Value Fund, Growth Opportunities Fund, Equity Index Fund, Strategic International Equity Fund, Government Income Fund and Core Fixed Income Fund, respectively.

     For the fiscal year ended December 31, 2005, each Fund then in existence paid brokerage commissions as follows. The amount of brokerage commissions paid by a Fund may vary substantially from year to year because of differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors.

		Total	Total
		Brokerage	Amount of
	Total	Commissions	Transactions
	Brokerage	Paid to	on which
Fiscal Year Ended	Commissions	Affiliated	Commissions
December 31, 2005:	Paid	Persons*	Paid*
Structured U.S. Equity Fund	$11,924	$0	$92,256,234
Structured Small Cap Equity Fund	16,245	4	24,780,180
Capital Growth Fund	151,087	3,390	140,896,657
Growth and Income Fund	282,064	6,483	283,394,860
Mid Cap Value Fund	1,518,912	59,890	1,503,048,473
Strategic International Equity Fund	172,157	12,590	125,362,183

*	The figures in the table report brokerage commissions only from securities transactions. For the fiscal year ended December 31, 2005, Goldman Sachs and affiliated broker/dealers earned $16,872, $1,244, $3,390, $6,483, $59,890 and $12,590 in brokerage commissions from portfolio transactions, including futures transactions, executed on behalf of the Structured U.S. Equity Fund, Structured Small Cap Equity Fund, Capital Growth Fund, Growth and Income Fund, Mid Cap Value Fund and Strategic International Equity Fund, respectively.

     Brokerage commissions for the Predecessor Allmerica Funds for the fiscal year ended December 31, 2005 were as follows:

Predecessor Allmerica Fund	2005
Select Capital Appreciation Fund[1]	$197,841
Equity Index Fund[2]	215,753

[1]	Predecessor Allmerica Fund to the Growth Opportunities Fund. The differences in the amounts of brokerage commissions paid for the Select Capital Appreciation Fund are due to repositioning and normal portfolio activity trading.

[2]	Predecessor Allmerica Fund to the Equity Index Fund.
     The Allmerica Government Bond Fund, Allmerica Select Investment Grade Income Fund and Allmerica Money Market Fund (the Predecessor Allmerica Funds to the Government Income Fund, Core Fixed Income Fund and Money Market Fund, respectively), did not incur brokerage commissions in 2005.
     The Allmerica Select Capital Appreciation Fund and Allmerica Equity Index Fund participated in a directed brokerage program whereby such Funds received credit for brokerage activity and applied those credits toward the payment of Fund expenses. These Funds entered into an agreement with certain brokers who rebated a portion of commissions as credits toward Fund expenses. The amounts earned during the fiscal year ended December 31, 2005 under these agreements were as follows:

Predecessor Allmerica Fund	2005
Select Capital Appreciation Fund	$21,556
Equity Index Fund	94,346
     As of December 31, 2007, the Funds held the following amounts of securities of their regular broker-dealers, as defined in Rule 10b-1 under the Act, or their parents ($ in thousands):

Fund	Broker/Dealer	Amount
Structured U.S. Equity Fund	Bank of America Corp.	$30,579
	Morgan Stanley	2,252

Structured Small Cap Equity Fund	None	NA

Capital Growth Fund	Morgan Stanley	$6,843

Growth & Income Fund	Morgan Stanley	$7,811
	Merrill Lynch & Co., Inc.	2,867
	JP Morgan Chase & Co.	17,154
	Bank of America Corp.	10,870
	Citigroup Global Markets, Inc.	13,202

Mid Cap Value Fund	None	NA

Growth Opportunities Fund	None	NA

Equity Index Fund	Bank of America Corp.	$376
	Lehman Brothers Holdings, Inc.	1,551
	Merrill Lynch & Co., Inc.	330
	Morgan Stanley	682

Strategic International Equity Fund	None	NA

Fund	Broker/Dealer	Amount
Government Income Fund	Bank of America	$929

Core Fixed Income Fund	Deutsche Bank	$59,967
	Barclays	3,753
	UBS Warburg	9,259
	Bank of America Corp.	38,093
	Morgan Stanley	188,492
	Credit Suisse First Boston	36,167
	Lehman Brothers Holdings, Inc.	57,680
	Merrill Lynch & Co., Inc.	22,382

Money Market Fund	JP Morgan Chase & Co.	$4,969
	Barclays	3,999
	UBS	2,000

NET ASSET VALUE
     General. In accordance with procedures adopted by the Trustees of the Trust, the net asset value per share of each class of each Fund is calculated by determining the value of the net assets attributable to each class of that Fund and dividing by the number of outstanding shares of that class. All securities are valued on each Business Day as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. New York time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. The term “Business Day” means any day the New York Stock Exchange is open for trading which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays: New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. Certain Fund shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that bond markets remain open for all or part of the day.
     The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a net asset value other than the Fund’s official closing net asset value that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders based on the official closing net asset value. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, each Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.
     The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank or a pricing service. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.
     Generally, trading in securities on European, Asian and Far Eastern securities exchanges and on over–the–counter markets in these regions is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European, Asian or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Funds’ net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. The Funds’ investments are valued based on market quotations which may be furnished by a pricing service or provided by securities dealers or, in the case of foreign equity securities, “fair value” prices are provided by an independent fair value service (if available), in accordance with fair value procedures approved by the Trustees, and are intended to reflect more accurately the value of those securities at the time the Funds’ NAV is calculated. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value for a particular security or if the value does not meet the established criteria for the Funds, the most recent closing price for such a security on its principal exchange will generally be its fair value on such date.
     The Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets;

market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or act of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; trading limits; or suspensions.
     The proceeds received by each Fund and each other series of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund or particular series and constitute the underlying assets of that Fund or series. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Funds and the other series of the Trust are generally allocated in proportion to the net asset values of the respective Funds or series except where allocations of expenses can otherwise be fairly made.
Errors and Corrective Actions
     The Investment Adviser will report to the Board of Trustees any material breaches of investment objective, policies or restrictions and any material errors in the calculation of the NAV of a Fund or the processing of purchases and redemptions. Depending on the nature and size of an error, corrective action may or may not be required. Corrective action may involve a prospective correction of the NAV only, correction of any erroneous NAV and compensation to a Fund, or correction of any erroneous NAV, compensation to a Fund and reprocessing of individual shareholder transactions. The Trust’s policies on errors and corrective action limit or restrict when corrective action will be taken or when compensation to a Fund or its shareholders will be paid, and not all mistakes will result in compensable errors. As a result, neither a Fund nor its shareholders who purchase or redeem shares during periods in which errors accrue or occur may be compensated in connection with the resolution of an error. Shareholders will generally not be notified of the occurrence of a compensable error or the resolution thereof absent unusual circumstances. As discussed in more detail under “Net Asset Value,” a Fund’s portfolio securities may be priced based on quotations for those securities provided by pricing services.  There can be no guarantee that a quotation provided by a pricing service will be accurate.
     Equity Funds. Portfolio securities of an Equity Fund for which market quotations are readily available are valued as follows: (i) securities listed on any U.S. or foreign stock exchange or on the National Association of Securities Dealers Automated Quotations System (“NASDAQ”) will be valued at the last sale price or the official closing price on the exchange or system in which they are principally traded on the valuation date. If there is no sale on the valuation day, securities traded will be valued at the closing bid price, or if a closing bid price is not available, at either the exchange or system defined close price on the exchange or system in which such securities are principally traded. If the relevant exchange or system has not closed by the above-mentioned time for determining a Fund’s net asset value, the securities will be valued at the last sale price or official closing price, or if not available at the bid price at the time the net asset value is determined; (ii) over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the last bid price at the time net asset value is determined; (iii) equity securities for which no prices are obtained under sections (i) or (ii) including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at their fair value in accordance with procedures approved by the Board of Trustees; (iv) fixed income securities with a remaining maturity of 60 days or more for which accurate market quotations are readily available will normally be valued according to dealer-supplied bid quotations or bid quotations from a recognized pricing service (e.g., Interactive Data Corp., Merrill Lynch, J.J. Kenny, Muller Data Corp., Bloomberg, EJV, Reuters or Standard & Poor’s); (v) fixed income securities for which accurate market quotations are not readily available are valued by the Investment Adviser based on valuation models that take into account spread and daily yield changes on government securities in the appropriate market (i.e., matrix pricing); (vi) debt securities with a remaining maturity of 60 days or less are valued by the Investment Adviser at amortized cost, which the Trustees have determined to approximate fair value; and (vii) all other instruments, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued in accordance with the valuation procedures approved by the Board of Trustees.
     Fixed Income Funds. For the purpose of calculating the net asset value of the Fixed Income Funds, investments are valued under valuation procedures established by the Trustees. Portfolio securities for which market quotations are readily available, other than money market instruments, are valued via electronic feeds to the custodian bank containing dealer-supplied bid quotations or bid quotations from a recognized pricing service. Securities for which a pricing service either does not supply a quotation or supplies a quotation that is believed by the Investment Adviser to be inaccurate will be valued based on bid-side broker quotations.
     Securities for which the custodian bank is unable to obtain an external price as provided above or with respect to which the Investment Adviser believes an external price does not reflect accurate market values, will be valued by the Investment Adviser in good faith based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Other securities are valued as follows: (i) overnight repurchase agreements will be valued at cost; (ii) term repurchase agreements (i.e., those whose maturity exceeds seven days) and swaps, caps, collars and floors will be valued at the average of the bid quotations obtained daily from at least one dealer; (iii) debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which the Trustees have determined to approximate fair value; (iv) spot and forward foreign currency exchange contracts will be valued using a pricing service such as Reuters (if quotations are unavailable from a pricing service or, if the quotations by the Investment Adviser are believed to be inaccurate, the contracts will be valued by calculating the mean between the last bid and asked quotations supplied by at least one independent dealer in such contracts); (v) exchange-traded options and futures contracts will be valued by the custodian bank at the last sale price on the exchange where such contracts and options are principally traded if accurate quotations are readily available; and (vi) over-the-counter options will be valued by a broker identified by the portfolio manager/trader. If accurate market quotations are not readily available, or if the Investment Adviser believes that such quotations or prices do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees.
     Money Market Fund. The Money Market Fund’s securities are valued using the amortized cost method of valuation in an effort to maintain a constant net asset value of $1.00 per share, which the Board of Trustees has determined to be in the best interest of the Fund and its shareholders. This method involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods, the yield to an investor in the Fund may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of the Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield if he or she purchased shares of the Fund on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.
     The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the Money Market Fund’s price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund by the Trustees, at such intervals as they deem appropriate, to determine whether the Fund’s net asset value calculated by using available market quotations (or an appropriate substitute which reflects market conditions) deviates from $1.00 per share based on amortized cost, as well as review of methods used to calculate the deviation. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per share at $1.00, the Trustees have the authority (i) to reduce or increase the number of shares outstanding on a pro rata basis, and (ii) to offset each shareholder’s pro rata portion of the deviation between the net asset value per share and $1.00 from the shareholder’s accrued dividend account or from future dividends. The Fund may hold cash for the purpose of stabilizing its net asset value per share. Holdings of cash, on which no return is earned, would tend to lower the yield on the Fund’s shares.
     In order to continue to use the amortized cost method of valuation for the Fund’s investments, the Fund must comply with Rule 2a-7 under the Act.
SHARES OF THE TRUST
     Each Fund is a series of Goldman Sachs Variable Insurance Trust, which was formed under the laws of the state of Delaware on September 16, 1997. The Trustees have authority under the Trust’s Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Trustees also have authority to classify and reclassify any series or portfolio of shares into one or more classes. As of the date of this SAI, the Trustees have classified shares in each Fund as a class of shares called Service Shares, and have also classified additional shares in the following Funds as a second class of shares called Institutional Shares: Structured U.S. Equity Fund, Structured Small Cap Equity Fund, Capital Growth Fund, Growth and Income Fund, Mid Cap Value Fund and Strategic International Equity Fund. Additional series and classes may be added in the future.
     Each Institutional Share and Service Share of a Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund. All expenses of a Fund are borne at the same rate by each class of shares, except that fees and expenses under distribution and service plans are borne exclusively by Service Shares. The Trustees may determine in the future that it is appropriate to allocate other expenses differently among classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the IRS. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. In addition, the fees and expenses under the distribution and service plan for Service Shares may be subject to voluntary fee waivers or reimbursements, as discussed in the Funds’ Prospectus.
     It is possible that a participating insurance company or its affiliate may offer different classes of shares (i.e., Institutional Shares and Service Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Fund. Dividends paid by each Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be in the same amount, except for differences caused by the fact that the respective plan fees relating to a particular class will be borne exclusively by that class. Similarly, the net asset value per share may differ depending upon the class of shares purchased.
     Certain aspects of the shares may be altered after advance notice to shareholders if it is deemed necessary in order to satisfy certain tax regulatory requirements.
     When issued for the consideration described in the Funds’ Prospectuses, shares are fully paid and non-assessable. The Trustees may, however, cause shareholders, or shareholders of a particular series or class, to pay certain custodian, transfer, servicing or similar agent charges by setting off the same against declared but unpaid dividends or by reducing share ownership (or by both means). In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable class of the relevant Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights. The Trustees may require shareholders to redeem Shares for any reason under terms set by the Trustees.
     Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless the interests of each series in the matter are substantially identical or the matter does not affect any interest of such series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.
     The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of the shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such share on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as “dollar based voting”). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.
     The Declaration of Trust provides for indemnification of Trustees, officers, employees and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office or (ii) not to have acted in good faith in the reasonable belief that such person’s actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder (or the shareholder’s heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.
     The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine, in their sole discretion, that such action is in the best interest of the Trust, such series, such class or their respective shareholders. The Trustees may consider such factors as they, in their sole discretion, deem appropriate in making such determination, including (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series, or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on the business or operations of the Trust or series.
     The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company with substantially the same investment objective, restrictions and policies.

     The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the provisions of the Declaration of Trust regarding amendments; or (iv) that the Trustees determine to submit to shareholders.
     The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. To the extent provided by the Trustees in the appointment of Series Trustees, the Series Trustees may have, to the exclusion of any other Trustees of the Trust, all the powers and authorities of Trustees under the Declaration of Trust with respect to such series or class, but may have no power or authority with respect to any other Series or Class.
Principal Holders of Securities
     As of April 8, 2008, the following entities owned of record more than 5% of the outstanding shares of the Structured U.S. Equity Fund: IDS Life Insurance Co., 1646 AXP Financial Center, Minneapolis, MN 55474-0001, Institutional Shares (66.77%); Protective Variable Annuity Separate Account, 2801 Highway 280 S., Birmingham, AL 35223-2407, Institutional Shares, (14.02%); The Ohio National Life Insurance Company for the Benefit of its Separate Accounts, One Financial Way, Cincinnati, OH 45242-5851, Institutional Shares, (8.40%); and Annuity Company to the Commonwealth Annuity and Life Insurance Company, 132 Turnpike Rd Ste. 210, Southborough, MA 01772-2132, Service Shares, (96.11%).
     As of April 8, 2008, the following entities owned of record more than 5% of the outstanding shares of the Structured Small Cap Equity Fund: Protective Variable Annuity Separate Account, 2801 Highway 280 S., Birmingham, AL 35223-2407, Institutional Shares, (45.77%); IDS Life Insurance Co., 1646 AXP Financial Center, Minneapolis, MN 55474-0001, Institutional Shares, (19.15%); and Allstate Life Insurance Company, 544 Lakeview Parkway, Vernon Hills, IL 60061-1826, Institutional Shares, (12.53%).
     As of April 8, 2008, the following entities owned of record more than 5% of the outstanding shares of the Capital Growth Fund: Protective Variable Annuity Separate Account, 2801 Highway 280 S., Birmingham, AL 35223-2407, Institutional Shares, (51.56%); and Annuity Company to the Commonwealth Annuity and Life Insurance Company, 132 Turnpike Rd STE 210, Southborough, MA 01772-2132, Service Shares, (92.61%).
     As of April 8, 2008, the following entities owned of record more than 5% of the outstanding shares of the Growth and Income Fund: The Ohio National Life Insurance Company for the Benefit of its Separate Accounts, One Financial Way, Cincinnati, OH 45242-5851, Institutional Shares, (57.15%); Protective Variable Annuity Separate Account, 2801 Highway 280 S., Birmingham, AL 35223-2407, Institutional Shares, (30.77%); and GE Life & Annuity Assurance Co., 6620 W. Broad Street, Richmond, VA 23230-1721, Institutional Shares, (5.10%).
     As of April 8, 2008, the following entities owned of record more than 5% of the outstanding shares of the Mid Cap Value Fund: IDS Life Insurance Co., 1646 AXP Financial Center, Minneapolis, MN 55474-0001, Institutional Shares, (58.55%); American Enterprise Life Insurance Corp., 1646 AXP Financial Center, Minneapolis, MN 55474-0001, Institutional Shares, (12.04%); GE Life & Annuity Assurance Co., 6620 W. Broad Street, Richmond, VA 23230-1721, Institutional Shares, (9.33%); and Annuity Company to the Commonwealth Annuity and Life Insurance Company, 132 Turnpike Rd STE 210, Southborough, MA 01772-2132, Service Shares, (92.52%).
     As of April 8, 2008, the following entities owned of record more than 5% of the outstanding shares of the Growth Opportunities Fund: Annuity Company to the Commonwealth Annuity and Life Insurance Company, 132 Turnpike Rd Ste. 210, Southborough, MA 01772-2132, Service Shares, (91.94%); and First Allmerica Financial Life Insurance Company, 440 Lincoln Street, Worcester, MA 01653-0001, Service Shares, (7.35%).

     As of April 8, 2008, the following entities owned of record more than 5% of the outstanding shares of the Equity Index Fund: Annuity Company to the Commonwealth Annuity and Life Insurance Company, 132 Turnpike Rd Ste. 210, Southborough, MA 01772-2132, Service Shares, (92.56%); and First Allmerica Financial Life Insurance Company, 440 Lincoln Street, Worcester, MA 01653-0001, Service Shares, (7.44%).
     As of April 8, 2008, the following entities owned of record more than 5% of the outstanding shares of the Strategic International Equity Fund: Protective Variable Annuity Separate Account, 2801 Highway 280 S., Birmingham, AL 35223-2407, Institutional Shares, (80.55%); and Annuity Company to the Commonwealth Annuity and Life Insurance Company, 132 Turnpike Rd Ste. 210, Southborough, MA 01772-2132, Service Shares, (92.87%).
     As of April 8, 2008, the following entities owned of record more than 5% of the outstanding shares of the Government Income Fund: Annuity Company to the Commonwealth Annuity and Life Insurance Company, 132 Turnpike Rd Ste. 210, Southborough, MA 01772-2132, Service Shares, (91.53%); and First Allmerica Financial Life Insurance Company, 440 Lincoln Street, Worcester, MA 01653-0001, Service Shares, (8.47%).
     As of April 8, 2008, the following entities owned of record more than 5% of the outstanding shares of the Core Fixed Income Fund: Annuity Company to the Commonwealth Annuity and Life Insurance Company, 132 Turnpike Rd Ste. 210, Southborough, MA 01772-2132, Service Shares, (93.52%); and First Allmerica Financial Life Insurance Company, 440 Lincoln Street, Worcester, MA 01653-0001, Service Shares, (6.48%).
     As of April 8, 2008, the following entities owned of record more than 5% of the outstanding shares of the Money Market Fund: Annuity Company to the Commonwealth Annuity and Life Insurance Company, 132 Turnpike Rd Ste. 210, Southborough, MA 01772-2132, Service Shares, (90.13%); and First Allmerica Financial Life Insurance Company, 440 Lincoln Street, Worcester, MA 01653-0001, Service Shares, (9.87%).
Shareholder and Trustee Liability
     Under Delaware Law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a series. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series of the Trust. The Declaration of Trust provides for indemnification by the relevant Series for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware statutory trust is remote.
     In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Series for the expense of any such advisers in the event that the Trustees determine not to bring such action.
     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.
TAXATION
     Shares of the Funds are offered to Separate Accounts that fund variable annuity contracts and variable insurance policies issued by Participating Insurance Companies. See the prospectuses for such contracts for a discussion of the special taxation of insurance companies with respect to the Separate Accounts, the variable annuity contracts, variable insurance policies and the holders thereof.
     The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses. The discussions below and in the Prospectuses are not intended as substitutes for careful tax planning. Each prospective investor is urged to consult his or her own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this SAI, which are subject to change.
General
     The holders of variable life insurance policies or annuity contracts should not be subject to tax with respect to distributions made on, or redemptions of, Fund shares, assuming that the variable life insurance policies and annuity contracts qualify under the Code, as life insurance or annuities, respectively, and that the Separate Account shareholders are treated as owners of the Fund shares. Thus, this summary does not describe the tax consequences to a holder of a life insurance policy or annuity contract as a result of the ownership of such policies or contracts. Policy or contract holders must consult the prospectuses of their respective policies or contracts for information concerning the federal income tax consequences of owning such policies or contracts. This summary also does not describe the tax consequences applicable to the owners of the Fund shares because the Fund shares will be sold only to insurance companies. Thus, purchasers of Fund shares must consult their own tax advisers regarding the federal, state, and local tax consequences of owning Fund shares.
     Each of the Funds has elected to be treated and intends to qualify for each of its taxable years as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. Qualification as a regulated investment company under the Code requires, among other things, that (1) a Fund derive at least 90% of its gross income for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the “90% gross income test”); and (2) the Fund diversify its holdings so that, at the close of each quarter of its taxable year, (a) at least 50% of the market value of such Fund’s total (gross) assets is comprised of cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of such Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or certain publicly traded partnerships. For purposes of the 90% gross income test, income that a Fund earns from equity interests in certain entities that are not treated as corporations (e.g., partnerships or trusts) for U.S. tax purposes will generally have the same character for such Fund as in the hands of such an entity; consequently, a Fund may be required to limit its equity investments in such entities that earn fee income, rental income, or other nonqualifying income. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to a Fund’s principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward or swap contracts for purposes other than hedging currency risk with respect to securities in a Fund’s portfolio or anticipated to be acquired may not qualify as “directly-related” under these tests.

     If a Fund complies with such provisions, then in any taxable year in which such Fund distributes, in compliance with the Code’s timing and other requirements, at least 90% of its “investment company taxable income” (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short term capital gain in excess of net long term capital loss, certain net realized foreign exchange gains and any other taxable income other than “net capital gain,” as defined below, and is reduced by deductible expenses), and at least 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, such Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long term capital gains, distributed to shareholders. However, if a Fund retains any investment company taxable income or “net capital gain” (the excess of net long term capital gain over net short term capital loss), it will be subject to a tax at regular corporate rates on the amount retained, or, if the shortfall in distributions is large enough, a Fund could be disqualified as a regulated investment company.
     Each Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as the Strategic International Equity Fund and may therefore make it more difficult for such a Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, each Fund generally expects to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rate without any deduction for dividends paid.
     Each Fund intends to comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder. Under Code Section 817(h), a variable life insurance or annuity contract will not be treated as a life insurance policy or annuity contract, respectively, under the Code, unless the Separate Account upon which such contract or policy is based is “adequately diversified.” A Separate Account will be adequately diversified if it satisfies one of two alternative tests set forth in the Treasury regulations. Specifically, the Treasury regulations provide that, except as permitted by the “safe harbor” discussed below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of the Separate Account’s total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency and instrumentality is considered a separate issuer. As a safe harbor, a Separate Account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets are cash and cash items, U.S. government securities and securities of other regulated investment companies. In addition, a Separate Account with respect to a variable life insurance contract is treated as adequately diversified to the extent of its investment in securities issued by the United States Treasury.
     For purposes of these alternative diversification tests, a Separate Account investing in shares of a regulated investment company generally will be entitled to “look through” the regulated investment company to its pro rata portion of the regulated investment company’s assets, provided that the shares of such regulated investment company are held only by insurance companies and certain fund managers (a “Closed Fund”). Each Fund will be a Closed Fund.
     If the Separate Account upon which a variable contract is based is not “adequately diversified” under the foregoing rules for each calendar quarter, then (i) the variable contract is not treated as a life insurance contract or annuity contract under the Code for all subsequent periods during which such account is not “adequately diversified” and (ii) the holders of such contract must include as ordinary income the “income on the contract” for each taxable year. Further, the income on a life insurance contract for all prior taxable years is treated as received or accrued during the taxable year of the policyholder in which the contract ceases to meet the definition of a “life insurance contract” under the Code. The “income on the contract” is, generally, the excess of (i) the sum of the increase in the net surrender value of the contract during the taxable year and the cost of the life insurance protection provided under the contract during the year, over (ii)

the premiums paid under the contract during the taxable year. In addition, if a Fund did not constitute a Closed Fund, the holders of the contracts and annuities which invest in the Fund through a Separate Account might be treated as owners of Fund shares and might be subject to tax on distributions made by the Fund.
     In order to avoid a 4% federal excise tax, each Fund may be required to distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for any previous year that were not distributed for such year and on which the Fund paid no federal income tax. However, the excise tax does not apply to a Fund whose only shareholders during the year generally are segregated asset accounts and tax-exempt investors.
     Certain of the Funds will be subject to foreign taxes on their income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.
     Investments in lower-rated securities may present special tax issues for a Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Fund, in the event it invests in such securities, in order to seek to eliminate or minimize any adverse tax consequences.
State and Local
     Each Fund may be subject to state or local taxes in jurisdictions in which such Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Fund may have tax consequences for shareholders different from those of a direct investment in such Fund’s portfolio securities.
PROXY VOTING
     The Trust, on behalf of the Funds, has delegated the voting of portfolio securities to the Investment Adviser and Sub-Adviser. The Investment Advisers have adopted policies and procedures (the “Policy”) for the voting of proxies on behalf of client accounts for which the Investment Advisers have voting discretion, including the Funds. Under the Policy, the Investment Advisers’ guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company’s shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect the Investment Advisers’ belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.
     The principles and positions reflected in the Policy are designed to guide the Investment Advisers in voting proxies, and not necessarily in making investment decisions. Senior management of the Investment Advisers will periodically review the Policy to ensure that it continues to be consistent with the Investment Advisers’ guiding principles.
     State Street Global Advisors (“SSgA”), the Sub-Adviser to the Equity Index Fund, has also adopted policies and procedures for the voting of proxies. SSgA seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which SSgA believes will maximize the monetary value of each portfolio’s holdings. A more detailed description of SSgA’s proxy voting policy is included in Appendix C of the SAI.

Public Equity Investments. To implement these guiding principles for investments in publicly-traded equities, the Investment Advisers follow proxy voting guidelines (the “Guidelines”) developed by Institutional Shareholder Services (“ISS”), except in certain circumstances, which are generally described below. The Guidelines embody the positions and factors the Investment Advisers generally consider important in casting proxy votes. They address a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Attached as Appendix B is a summary of the Guidelines.
     ISS has been retained to review proxy proposals and make voting recommendations in accordance with the Guidelines. While it is the Investment Advisers’ policy generally to follow the Guidelines and recommendations from ISS, the Investment Advisers’ portfolio management teams (“Portfolio Management Teams”) retain the authority on any particular proxy vote to vote differently from the Guidelines or a related ISS recommendation, in keeping with their different investment philosophies and processes. Such decisions, however, remain subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations from ISS.
     In addition to assisting the Investment Advisers in developing substantive proxy voting positions, ISS also updates and revises the Guidelines on a periodic basis, and the revisions are reviewed by the Investment Advisers to determine whether they are consistent with the Investment Advisers’ guiding principles. ISS also assists the Investment Advisers in the proxy voting process by providing operational, recordkeeping and reporting services.
     The Investment Advisers are responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS. The Investment Advisers may hire other service providers to replace or supplement ISS with respect to any of the services the Investment Advisers currently receives from ISS.
     The Investment Advisers have implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions. These procedures include the Investment Advisers’ use of ISS as an independent third party, a review and approval process for individual decisions that do not follow ISS’s recommendations, and the establishment of information barriers between the Investment Advisers and other businesses within The Goldman Sachs Group, Inc.
Fixed Income and Private Investments. Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by a Fund’s managers based on their assessment of the particular transactions or other matters at issue.
     Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on or through the Funds’ website at http://www.goldmansachsfunds.com and on the SEC’s website at http://www.sec.gov.
PAYMENTS TO INTERMEDIARIES
     The Investment Advisers, Distributor and/or their affiliates may make payments to participating insurance companies, other financial intermediaries and securities dealers (“Intermediaries”) from time to time to promote the sale, distribution and/or servicing of shares of the Funds. These payments (“Additional Payments”) are made out of the Investment Advisers’, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Funds or their shareholders. The Additional Payments are in addition to the fees paid by the Funds described in the Funds’ Prospectuses and this SAI.

     These Additional Payments are intended to compensate Intermediaries for, among other things: marketing shares of the Funds, which may consist of payments relating to Funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; “finders” or “referral fees” for directing investors to the Funds; marketing support fees for providing assistance in promoting the sale of Fund shares (which may include promotions in communications with the Intermediaries’ customers, registered representatives and salespersons); and/or other specified services intended to assist in the distribution and marketing of the Funds. In addition, the Investment Advisers, Distributor and/or their affiliates may make Additional Payments (including through sub-transfer agency, networking and other agreements) for subaccounting, administrative and/or shareholder processing services that are in addition to the transfer agent, shareholder administration, servicing and processing fees paid by the Funds. These payments may exceed amounts earned on these assets by the Investment Adviser, Distributor, and/or their affiliates for the performance of these or similar services. The Additional Payments made by the Investment Advisers, Distributor and their affiliates may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. Furthermore, the Investment Advisers, Distributor and/or their affiliates may, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The Investment Advisers, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs subject to applicable FINRA regulations. The amount of these Additional Payments (excluding payments made through sub-transfer agency and networking agreements) is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. The Additional Payments are negotiated based on a range of factors, including but not limited to, ability to attract and retain assets (included particular classes of Funds’ shares), target markets, customer relationships, quality of service and industry reputation. In addition, certain Intermediaries may have access to certain research and investment services from the Investment Adviser, Distributor and/or their affiliates. In certain cases, the Intermediary may not pay for these products or services. Such research and investment services (“Additional Services”) may include research reports, economic analysis, portfolio analysis tools, business planning services, certain marketing and investor education materials and strategic asset allocation modeling.
     The Additional Payments made by the Investment Advisers, Distributor and/or their affiliates or the Additional Services received by an Intermediary may be different for different Intermediaries and may vary with respect to the type of fund (e.g., equity fund, fixed income fund, specialty fund, asset allocation portfolio or money market fund) sold by the Intermediary. In addition, the Additional Payment arrangements may include breakpoints in compensation which provide that the percentage rate of compensation varies as the dollar value of the amount sold or invested through an Intermediary increases. The presence of these Additional Payments or Additional Services, the varying fee structure and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid.
     For the fiscal year ended December 31, 2007, the Investment Advisers, Distributor and their affiliates made Additional Payments out of their own assets to approximately 105 Intermediaries. During the fiscal year ended December 31, 2007, the Investment Advisers, Distributor and their affiliates paid to Intermediaries approximately $90.8 million in Additional Payments (excluding payments made through sub-transfer agency and networking agreements) with respect to all of the funds of the Trust and all of the Funds in an affiliated investment company, Goldman Sachs Trust.
     Investors should contact their participating insurance company or other Intermediary for more information about the Additional Payments or Additional Services they receive and any potential conflicts of interest. For additional questions, please contact Goldman Sachs Funds at 1-800-621-2550.

OTHER INFORMATION
Selective Disclosure of Portfolio Holdings
     The Board of Trustees of the Trust and the Investment Advisers have adopted a policy on selective disclosure of portfolio holdings in accordance with regulations that seek to ensure that disclosure of information about portfolio securities is in the best interest of Fund shareholders and to address the conflicts between the interests of Fund shareholders and its service providers. The policy provides that neither a Fund nor its Investment Advisers, Distributor or any agent, or any employee thereof (“Fund Representative”) will disclose a Fund’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means the Fund’s actual portfolio holdings, as well as nonpublic information about its trading strategies or pending transactions. Under the policy, neither a Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Fund Representative may provide portfolio holdings information to third parties if such information has been included in the Fund’s public filings with the SEC or is disclosed on the Funds’ publicly accessible website. Information posted on the Fund’s website may be separately provided to any person commencing the day after it is first published on the Funds’ website.
     Portfolio holdings information that is not filed with the SEC or posted on the publicly available website may be provided to third parties only if the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Investment Adviser’s legal or compliance department. Disclosure to providers of auditing, custody, proxy voting and other similar services for the Funds, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and intermediaries that sell shares of the Fund,) only upon approval by the Fund’s Chief Compliance Officer, who must first determine that the Fund has a legitimate business purpose for doing so and check with the Fund Transfer Agent to ascertain whether the third party has been identified as an excessive trader. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality. In accordance with the policy, the identity of those recipients who receive non-public portfolio holdings information on an ongoing basis is as follows: the Investment Advisers and their affiliates, the Funds’ independent registered public accounting firm, the Funds’ custodian, and the Funds’ legal counsel- Dechert LLP, the Funds’ financial printer- Bowne, and the Funds’ proxy voting service- ISS. These entities are obligated to keep such information confidential. Third party providers of custodial or accounting services to the Funds may release non-public portfolio holdings information of the Funds only with the permission of Fund Representatives. From time to time portfolio holdings information may be provided to broker-dealers solely in connection with a Fund seeking portfolio securities trading suggestions. In providing this information reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information. All marketing materials prepared by the Trust’s principal underwriter is reviewed by Goldman Sachs’ Compliance department for consistency with the Trust’s portfolio holdings disclosure policy.
     The Equity Funds currently intend to publish on the Trust’s website (http://www.goldmansachsfunds.com) complete portfolio holdings for each Equity Fund as of the end of each calendar quarter subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, the Equity Funds intend to publish on their website month-end top ten holdings subject to a ten calendar-day lag between the date of the information and the date on which the information is disclosed. The Fixed Income Funds currently intend to publish complete portfolio holdings on their website as of the end of each fiscal quarter, subject to a thirty calendar-day lag, and to post selected holdings information monthly on a ten calendar-day lag. The Money Market Fund publishes its holdings as of the end of each month subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed. A Fund may publish on the website complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so.

     Under the policy, Fund Representatives will initially supply the Board of the Trustees with a list of third parties who receive portfolio holdings information pursuant to any ongoing arrangement. In addition, the Board is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter. In addition, the Board of Trustees is to approve at its meetings a list of Fund Representatives who are authorized to disclose portfolio holdings information under the policy. As of the date of this SAI, only certain officers of the Trust as well as certain senior members of the compliance and legal groups of the Investment Adviser have been approved by the Board of Trustees to authorize disclosure of portfolio holdings information.
Miscellaneous
     Each Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Each Fund, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of the Fund at the time of redemption by a distribution in kind of securities (instead of cash) from such Fund. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund’s net asset value per share. See “Net Asset Value.” If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.
     The right of a shareholder to redeem shares and the date of payment by each Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for such Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of such Fund. (The Trust may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.)
     As stated in the Funds’ Prospectuses, the Trust may authorize Intermediaries and other institutions that provide recordkeeping, reporting and processing services to their customers to accept on the Trust’s behalf purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. These institutions may receive payments from the Trust or Goldman Sachs for their services. Certain Intermediaries or institutions may enter into sub-transfer agency agreements with the Trust or Goldman Sachs with respect to their services.
     In the interest of economy and convenience, the Trust does not issue certificates representing the Funds’ shares. Instead, the Transfer Agent maintains a record of each shareholder’s ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Funds are reflected in account statements from the Transfer Agent.
     The Funds’ Prospectuses and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.
     Statements contained in the Funds’ Prospectuses or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this SAI form a part, each such statement being qualified in all respects by such reference.

Line of Credit
     The Funds participate in a $450,000,000 committed, unsecured revolving line of credit facility together with other registered investment companies having management or investment advisory agreements with GSAM or its affiliates. Under the most restrictive arrangement, the Funds must own securities having a market value in excess of 300% of each Fund’s total bank borrowings. This facility is to be used for temporary emergency purposes or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. During the fiscal period ended December 31, 2007, the Funds did not have any borrowings under the facility.
Large Trade Notifications
     The Transfer Agent may from time to time receive notice that an Authorized Dealer or other financial intermediary has received an order for a large trade in a Fund’s shares. The Fund may determine to enter into portfolio transactions in anticipation of that order, even though the order will not be processed until the following business day. This practice provides for a closer correlation between the time shareholders place trade orders and the time a Fund enters into portfolio transactions based on those orders, and permits the Fund to be more fully invested in investment securities, in the case of purchase orders, and to more orderly liquidate their investment positions, in the case of redemption orders. On the other hand, the Authorized Dealer or other financial intermediary may not ultimately process the order. In this case, the Fund may be required to borrow assets to settle the portfolio transactions entered into in anticipation of that order, and would therefore incur borrowing costs. The Fund may also suffer investment losses on those portfolio transactions. Conversely, the Fund would benefit from any earnings and investment gains resulting from such portfolio transactions.
FINANCIAL STATEMENTS
     The audited financial statements and related report of PricewaterhouseCoopers LLP, independent registered public accounting firm for each of the Funds, contained in each Fund’s 2007 Annual Report are incorporated herein by reference. The financial statements in each Fund’s Annual Report have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. No other portions of any Annual Report are incorporated by reference herein. A copy of the Annual Reports may be obtained upon request and without charge by writing Goldman, Sachs & Co., P.O. Box 06050, Chicago, Illinois 60606-6306 or by calling Goldman, Sachs & Co., at the telephone number on the back cover of the Funds’ Prospectuses.
DISTRIBUTION AND SERVICE PLAN
     Distribution and Service Plan. As described in the Funds’ Prospectus for Service Shares, the Trust has adopted, on behalf of Service Shares of each Fund, a distribution and service plan (the “Plan”). See “Shareholder Guide – Distribution Services and Fees” in the Prospectus. The fees payable under the Plan are subject to Rule 12b-1 under the Act, and finance distribution and other services that are provided to investors in the Funds and enable the Funds to offer investors the choice of investing in Service Shares when investing in the Funds. In addition, fees payable under the Plan may be used to assist the Funds in reaching and maintaining asset levels that are efficient for the Funds’ operations and investments.
     The Plan for each Fund was most recently approved on June 13, 2007 by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plan, cast in person at a meeting called for the purpose of approving the Plan.
     The compensation for distribution services payable under the Plan to Goldman Sachs may not exceed 0.25% per annum of a Fund’s average daily net assets attributable to Service Shares of such Fund. Under the Plan, the distributor at its discretion may use compensation for distribution services paid under the Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by FINRA. Distribution and service fees for Service Shares after voluntary waivers through December 31, 2007 did not exceed: (i) 0.10% for each of the Structured Small Cap Equity, Capital Growth, Growth and Income, Mid Cap Value, Growth Opportunities, Equity Index, Government Income, Core Fixed Income and Money Market Funds; (ii) 0.08% for the Structured U.S. Equity Fund; and (iii) 0.02% for the Strategic International Equity Fund. Effective December 31, 2007, Goldman Sachs discontinued these voluntary waivers and: (i) is now collecting the full portion of the distribution and service fees to which it is entitled from each of the Structured Small Cap Equity, Capital Growth, Growth and Income, Mid Cap Value, Equity Index, Government Income, Core Fixed Income, Money Market and Strategic International Equity Funds, and (ii) effective January 1, 2008, has implemented new voluntary waivers with respect to the Structured U.S. Equity and Growth Opportunities Funds, under which their distribution and service fees are not expected to exceed 0.21% and 0.16%, respectively. These waivers may be modified or terminated at any time at the option of Goldman Sachs.
     The Plan is a compensation plan which provides for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. If such fee exceeds Goldman Sachs’ expenses, Goldman Sachs may realize a profit from these arrangements. The distribution fees received by Goldman Sachs under the Plan may be sold by Goldman Sachs as distributor to entities which provide financing for payments to participating insurance companies in respect of sales of Service Shares. To the extent such fees are not paid to such dealers, Goldman Sachs may retain such fees as compensation for its services and expenses of distributing the Funds’ Service Shares.
     Under the Plan, Goldman Sachs, as distributor of each Fund’s Service Shares, will provide to the Trustees of the Trust for their review, and the Trustees of the Trust will review at least quarterly, a written report of the services provided and amounts expended by Goldman Sachs under the Plan and the purposes for which such services were performed and expenditures were made.
     The Plan will remain in effect until June 30, 2008, and from year to year thereafter, provided that such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plan. The Plan may not be amended to increase materially the amount of distribution compensation described therein without approval of a majority of the outstanding Service Shares of the affected Fund, but may be amended without shareholder approval to increase materially the amount of non-distribution compensation. All material amendments of the Plan must also be approved by the Trustees of the Trust in the manner described above. The Plan may be terminated at any time as to any Fund without payment of any penalty by a vote of a majority of the non-interested Trustees of the Trust or by vote of a majority of the Service Shares of the affected Fund. If the Plan was terminated by the Trustees of the Trust and no successor plan was adopted, the Fund would cease to make payments to Goldman Sachs under the Plan and Goldman Sachs would be unable to recover the amount of any of its unreimbursed expenditures. So long as the Plan is in effect, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of the non-interested Trustees of the Trust. The Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Funds and their Service Shareholders.
     The amount of the distribution and service fees paid by each Fund’s Service Shares to Goldman Sachs pursuant to the Plan was as follows for the fiscal years ended December 31, 2007 and December 31, 2006 (the Funds did not offer Service Shares prior to 2006).

	2007		2006
	With Fee	Without Fee	With Fee	Without Fee
	Waivers	Waivers	Waivers	Waivers
Structured U.S. Equity Fund	$190,804	$595,898	$213,040	$664,626
Structured Small Cap Equity Fund	9	14	NA	NA
Capital Growth Fund	370,012	924,746	399,951	998,586
Growth and Income Fund	19	47	NA	NA
Mid Cap Value Fund	258,190	645,147	276,135	689,293

	2007		2006
	With Fee	Without Fee	With Fee	Without Fee
	Waivers	Waivers	Waivers	Waivers
Strategic International Equity Fund	44,889	610,581	51,667	644,653
Growth Opportunities Fund	213,342	533,250	589,010	936,713
Equity Index Fund	406,708	1,016,277	1,117,634	1,778,505
Government Income Fund	85,789	214,461	232,390	369,815
Core Fixed Income Fund	273,492	683,567	755,470	1,202,214
Money Market Fund	211,798	529,475	761,881	1,083,084
     During the fiscal year ended December 31, 2007, Goldman Sachs incurred the following distribution expenses under the Plan on behalf of the Funds’ Service Shares.

	Compensation	Compensation		Printing and
	to Participating	and Expenses		Mailing of
	Insurance	of the	Allocable	Prospectuses to	Preparation and
	Companies and	Distributor	Overhead,	Other than	Distribution of
	Other	and Its Sales	Telephone and Travel	Current	Sales Literature
Fund	Intermediaries*	Personnel	Expenses	Shareholders	and Advertising	Totals
Structured U.S. Equity Fund	$292,468	$97,551	$36,556	$8,695	$2,046	$437,316
Structured Small Cap Equity Fund	0	0	0	0	0	0
Capital Growth Fund	575,475	246,326	75,164	17,878	4,207	919,049
Growth and Income Fund	0	0	0	0	0	0
Mid Cap Value Fund	401,368	149,137	49,006	11,657	2,743	613,910
Strategic International Equity Fund	75,465	337,936	82,571	19,640	4,621	520,234
Growth Opportunities Fund	332,972	287,860	80,182	19,072	4,488	724,573
Equity Index Fund	631,874	300,449	63,811	15,178	3,571	1,014,882
Government Income Fund	133,896	211,125	35,595	8,467	1,992	391,075
Core Fixed Income Fund	422,503	242,228	45,754	10,883	2,561	723,929
Money Market Fund	329,391	195,224	33,286	7,917	1,863	567,683

*	Advance commissions paid to dealers of 1% on Service Class Shares are considered deferred assets which are amortized over a period of 18 months; amounts presented above reflect amortization expense recorded during the period presented.

APPENDIX A
DESCRIPTION OF SECURITIES RATINGS
Short-Term Credit Ratings
     A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:
     “A-1” – Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
     “A-2” – The obligor’s capacity to meet its financial commitment on the obligation is satisfactory. Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher rating categories.
     “A-3” – Obligor has adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
     “B” – An obligation is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. Ratings of “B1”, “B-2” and “B-3” may be assigned to indicate finer distinction within the “B” category.
     “C” – Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
     “D” – Obligations are in payment default. This rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
     Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.
     Moody’s Investors Service (“Moody’s”) short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
     Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

1-A

     “P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
     “P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
     “P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
     “NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
     Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:
     “F1” – Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
     “F2” – Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
     “F3” – Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.
     “B” – Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.
     “C” – Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.
     “D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.
     “NR” – This designation indicates that Fitch does not publicly rate the associated issuer or issue.
     “WD” – This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.
     The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:
     “R-1 (high)” — Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.
     “R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits by only a small degree. Given the extremely tough definition DBRS has established for the “R-1 (high)” category, entities rated “R-1 (middle)” are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

2-A

     “R-1 (low)” – Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.
     “R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the “R-1 (low)” category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.
     “R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. Relative to the “R-2 (high)” category, entities rated “R-2 (middle)” typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.
     “R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an “R-2 (middle)” credit. However, “R-2 (low)” ratings still display a level of credit strength that allows for a higher rating than the “R-3” category, with this distinction often reflecting the issuer’s liquidity profile.
     “R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-3 category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside the issuer’s control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.
     “R-4” – Short-term debt rated R-4 is speculative. R-4 credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with R-4 ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.
     “R-5” – Short-tern debt rated R-5 is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated R-5 may have challenges that if not corrected, could lead to default.
     “D” – A security rated “D” implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.
Long-Term Credit Ratings
     The following summarizes the ratings used by Standard & Poor’s for long-term issues:
     “AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

3-A

     “AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
     “A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
     “BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
     Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
     “BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
     “B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
     “CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
     “CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.
     “C” – A subordinated debt or preferred stock obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A “C” also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.
     “D” – An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
     Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
     “NR” – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
     Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk

4-A

]

considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.
     The following summarizes the ratings used by Moody’s for long-term debt:
     “Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.
     “Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
     “A” – Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.
     “Baa” – Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
     “Ba” – Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.
     “B” – Obligations rated “B” are considered speculative and are subject to high credit risk.
     “Caa” – Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.
     “Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
     “C” – Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
     Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
     The following summarizes long-term ratings used by Fitch:
     “AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
     “AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
     “A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
     “BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

5-A

     “BB” – Securities considered to be speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
     “B” – Securities considered to be highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
     “CCC,” “CC” and “C” – Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.
     “RD” – Indicates an entity has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.
     “D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.
     Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.
     “NR” indicates that Fitch does not publicly rate the associated issue or issuer.
     The following summarizes the ratings used by DBRS for long-term debt:
     “AAA” — Long-term debt rated “AAA” is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a “AAA” rating.
     “AA” – Long-term debt rated “AA” is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated “AAA” only to a small degree. Given the extremely restrictive definition DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.
     “A” – Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of “AA” rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.
     “BBB” – Long-term debt rated “BBB” is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.
     “BB” – Long-term debt rated “BB” is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the “BB” range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

6-A

     “B” – Long-term debt rated “B” is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.
     “CCC”, “CC” and “C” –Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated “B.” Long-term debt rated below “B” often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with “CC” and “C” normally used for lower ranking debt of companies for which the senior debt is rated in the “CCC” to “B” range.
     “D” – A security rated “D” implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.
     (“high”, “low”) – Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The “AAA” and “D” categories do not utilize “high”, “middle”, and “low” as differential grades.
Municipal Note Ratings
     A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

     Note rating symbols are as follows:
     “SP-1” – The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.
     “SP-2” – The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
     “SP-3” – The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.
     Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels – “MIG-1” through “MIG-3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody’s for these short-term obligations:
     “MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

7-A

     “MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
     “MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
     “SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
     In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.
     When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.
     VMIG rating expirations are a function of each issue’s specific structural or credit features.
     “VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
     “VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
     “VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
     “SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
     Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.
About Credit Ratings
A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.
Moody’s credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

8-A

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.
DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

9-A

APPENDIX B
ISS GOVERNANCE SERVICES CONCISE SUMMARY OF 2008 U.S. PROXY VOTING GUIDELINES
Effective for Meetings on or after Feb. 1, 2008
Updated Dec. 21, 2007
1. Auditors
Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“other” fees) are excessive.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of audit committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors
Voting on Director Nominees in Uncontested Elections
Vote AGAINST or WITHHOLD from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse;

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

•	The company’s proxy indicates that not all directors attended 75 percent of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

•	The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IP0), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

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•	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

•	The company is a Russell 3000 company that underperformed its industry group (GICS group) under ISS’ “Performance Test for Directors” policy;

•	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election—any or all appropriate nominees (except new) may be held accountable.

Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors when:

•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

•	The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the audit committee if:

•	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

•	Poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote AGAINST or WITHHOLD from the members of the compensation committee if:

•	There is a negative correlation between the chief executive’s pay and company performance;

•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn-rate commitment made to shareholders;

•	The company has backdated options (see “Options Backdating” policy);

•	The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.
Classification/Declassification of the Board
Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.
Cumulative Voting
Generally vote AGAINST proposals to eliminate cumulative voting. Generally vote FOR proposals to restore or provide for cumulative voting unless:

•	The company has proxy access or a similar structure to allow shareholders to nominate directors to the company’s ballot; and

•	The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50 percent).

2-B

Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all the following:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

–	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

–	serves as liaison between the chairman and the independent directors;

–	approves information sent to the board;

–	approves meeting agendas for the board;

–	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

–	has the authority to call meetings of the independent directors;

–	if requested by major shareholders, ensures that he is available for consultation and direct communication;

•	The company publicly discloses a comparison of the duties of its independent lead director and its chairman;

•	The company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead combine the chairman and CEO positions;

•	Two-thirds independent board;

•	All independent key committees;

•	Established governance guidelines;

•	The company should not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns*, unless there has been a change in the Chairman/CEO position within that time; and

•	The company does not have any problematic governance issues.

Vote FOR the proposal if the company does not provide disclosure with respect to any or all of the bullet points above. If disclosure is provided, evaluate on a CASE-BY-CASE basis.

* The industry peer group used for this evaluation is the average of the 12 companies in the same six-digit GICS group that are closest in revenue to the company. To fail, the company must underperform its index and industry group on all four measures (one- and three-year on industry peers and index).
Majority Vote Shareholder Proposals
Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state taw where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.
Open Access
Vote shareholder proposals asking for open or proxy access on a CASE-BY-CASE basis, taking into account:

•	The ownership threshold proposed in the resolution;

•	The proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.

3. Proxy Contests
Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

3-B

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.
Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50 percent of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4. Takeover Defenses
Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.
Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20 percent trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;

•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting, or seek a written consent to vote on rescinding the pill.

Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

4-B

5. Mergers and Corporate Restructurings
For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The aggregate CIC figure may be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation
Reincorporation Proposals
Vote CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including:

•	The reasons for reincorporating;

•	A comparison of the governance provisions;

•	Comparative economic benefits; and

•	A comparison of the jurisdictional laws.

7. Capital Structure
Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.
In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company’s performance and whether the company’s ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

•	Rationale;

•	Good performance with respect to peers and index on a five-year total shareholder return basis;

•	Absence of non-shareholder approved poison pill;

5-B

•	Reasonable equity compensation burn rate;

•	No non-shareholder approved pay plans; and

•	Absence of egregious equity compensation practices.

Dual-Class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders;

•	It is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).
Preferred Stock
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), and AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense), and FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.
8. Executive and Director Compensation
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options without prior shareholder approval;

•	There is a disconnect between CEO pay and the company’s performance;

•	The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group; or

•	The plan is a vehicle for poor pay practices.

Poor Pay Practices
Vote AGAINST or WITHHOLD from compensation committee members, the CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices. The following practices, while not exhaustive, are examples of poor compensation practices:

•	Egregious employment contracts (e.g., multi-year guarantees for salary increases, bonuses, and equity compensation);

•	Excessive perks (overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary);

•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure (e.g., performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance);

6-B

•	Egregious pension/SERP (supplemental executive retirement plan) payouts (inclusion of additional years of service not worked that result in significant payouts, or inclusion of performance-based equity awards in the pension calculation;

•	New CEO with overly generous new hire package (e.g., excessive “make whole” provisions);

•	Excessive severance and/or change-in-control provisions: Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 3X cash pay;

–	Severance paid for a “performance termination,” (i.e., due to the executive’s failure to perform job functions at the appropriate level);

–	Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);

–	Perquisites for former executives such as car allowances, personal use of corporate aircraft, or other inappropriate arrangements;

•	Poor disclosure practices, (unclear explanation of how the CEO is involved in the pay setting process, retrospective performance targets and methodology not discussed, or methodology for benchmarking practices and/or peer group not disclosed and explained);

•	Internal pay disparity (e.g., excessive differential between CEO total pay and that of next highest-paid named executive officer);

•	Other excessive compensation payouts or poor pay practices at the company.

Director Compensation
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.
On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•	Director stock ownership guidelines with a minimum of three times the annual cash retainer.

•	Vesting schedule or mandatory holding/deferral period:

–	A minimum vesting of three years for stock options or restricted stock; or

–	Deferred stock payable at the end of a three-year deferral period.

•	Mix between cash and equity:

–	A balanced mix of cash and equity, for example 40 percent cash/60 percent equity or 50 percent cash/50 percent equity; or

–	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

•	No retirement/benefits and perquisites provided to non-employee directors; and

•	Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Employee Stock Purchase Plans—Qualified Plans
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value; or

•	Offering period is greater than 27 months; or

•	The number of shares allocated to the plan is more than 10 percent of the outstanding shares.

7-B

Employee Stock Purchase Plans—Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.
Options Backdating
In cases where a company has practiced options backdating, vote AGAINST or WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. Vote AGAINST or WITHHOLD from the compensation committee members who oversaw the questionable options practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

•	Reason and motive for the options backdating issue (inadvertent vs. deliberate grant date changes);

•	Length of time of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

•	Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Option Exchange Programs/Repricing Options
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, considering:

•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing—was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting—does the new option vest immediately or is there a black-out period?

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

8-B

Vote FOR shareholder proposals to put option repricings to a shareholder vote.
Stock Plans in Lieu of Cash
Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock, and on plans that do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation. Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.
Transfer Programs of Stock Options
Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.
Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

•	Executive officers and non-employee directors are excluded from participating;

•	Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.
Vote AGAINST equity plan proposals if the details of ongoing Transfer of Stock Options programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

•	Eligibility;

•	Vesting;

•	Bid-price;

•	Term of options;

•	Transfer value to third-party financial institution, employees and the company.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.
Shareholder Proposals on Compensation
Advisory Vote on Executive Compensation (Say-on-Pay)
Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named executive officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.
Compensation Consultants—Disclosure of Board or Company’s Utilization
Generally vote FOR shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.
Disclosure/Setting Levels or Types of Compensation for Executives and Directors
Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote AGAINST shareholder

9-B

proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.
Pay for Superior Performance
Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company’s compensation plan for senior executives. The proposal should have the following principles:
•	Sets compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;

•	Delivers a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

•	Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

•	Establishes performance targets for each plan financial metric relative to the performance of the company’s peer companies;

•	Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

•	What aspects of the company’s annual and long-term equity incentive programs are performance-driven?

•	If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

•	Can shareholders assess the correlation between pay and performance based on the current disclosure?

•	What type of industry and stage of business cycle does the company belong to?

Performance-Based Awards
Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

•	First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

•	Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of these two requirements.
Pre-Arranged Trading Plans (10b5-1 Plans)
Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

•	Adoption, amendment, or termination of a 10b5-1 plan must be disclosed within two business days in a Form 8-K;

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•	Amendment or early termination of a 10b5-1 plan is allowed only under extraordinary circumstances, as determined by the board;

•	Ninety days must elapse between adoption or amendment of a 10b5-1 plan and initial trading under the plan;

•	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 plan;

•	An executive may not trade in company stock outside the 10b5-1 Plan.

•	Trades under a 10b5-1 plan must be handled by a broker who does not handle other securities transactions for the executive.

Recoup Bonuses
Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation, taking into consideration:

•	If the company has adopted a formal recoupment bonus policy; or

•	If the company has chronic restatement history or material financial problems.

Severance Agreements for Executives/Golden Parachutes
Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

•	The triggering mechanism should be beyond the control of management;

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the change of control);

•	Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Supplemental Executive Retirement Plans (SERPs)
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans. Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.
9. Corporate Social Responsibility (CSR) Issues
Consumer Lending
Vote CASE-BY CASE on requests for reports on the company’s lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:

•	Whether the company has adequately disclosed mechanisms to prevent abusive lending practices;

•	Whether the company has adequately disclosed the financial risks of the lending products in question;

•	Whether the company has been subject to violations of lending laws or serious lending controversies;

•	Peer companies’ policies to prevent abusive lending practices.

Pharmaceutical Pricing
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.
Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

•	The existing level of disclosure on pricing policies;

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•	Deviation from established industry pricing norms;

•	The company’s existing initiatives to provide its products to needy consumers;

•	Whether the proposal focuses on specific products or geographic regions.

Product Safety and Toxic Materials
Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic materials and/or product safety in its supply chain, unless:

•	The company already discloses similar information through existing reports or policies such as a supplier code of conduct and/or a sustainability report;

•	The company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

•	The company has not been recently involved in relevant significant controversies or violations.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phaseout of certain toxic chemicals and/or evaluate and disclose the financial and legal risks associated with utilizing certain chemicals, considering:

•	Current regulations in the markets in which the company operates;

•	Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

•	The current level of disclosure on this topic.

Climate Change
In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations unless:

•	The company already provides current, publicly available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;

•	The company’s level of disclosure is comparable to or better than information provided by industry peers; and

•	There are no significant fines, penalties, or litigation associated with the company’s environmental performance.

Greenhouse Gas Emissions
Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines, or litigation resulting from greenhouse gas emissions.
Political Contributions and Trade Associations Spending
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	The company is in compliance with laws governing corporate political activities; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders. Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:

•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

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•	The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage. Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.
Sustainability Reporting
Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

•	The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

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APPENDIX C
STATE STREET GLOBAL ADVISORS PROXY VOTING POLICY
Introduction
SSgA Funds Management, Inc. (“FM”) seeks to vote proxies for which it has discretionary authority in the best interests of its clients. This entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio’s holdings with respect to proposals that are reasonably anticipated to have an impact on the current or potential value of a security. Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. FM takes the view that voting in a manner consistent with maximizing the value of our clients’ holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).
Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (“SSgA”) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:
1)	describes its proxy voting procedures to its clients in Part II of its Form ADV;

2)	provides the client with this written proxy policy, upon request;

3)	discloses to its clients how they may obtain information on how FM voted the client’s proxies;

4)	matches proxies received with holdings as of record date;

5)	reconciles holdings as of record date and rectifies any discrepancies;

6)	generally applies its proxy voting policy consistently and keeps records of votes for each client;

7)	documents the reason(s) for voting for all non-routine items; and

8)	keeps records of such proxy voting available for inspection by the client or governmental agencies.
Process
The FM Manager of Corporate Governance is responsible for monitoring proxy voting on behalf of our clients and executing the day to day implementation of this Proxy Voting Policy. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.
In order to facilitate our proxy voting process, FM retains Institutional Shareholder Services (“ISS”), a firm with expertise in the proxy voting and corporate governance fields. ISS assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments. This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal. To assist ISS in interpreting and applying this Policy, we meet with ISS at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as necessary to discuss how specific issues should be addressed. This guidance permits ISS to apply this Policy without consulting us as to each proxy but in a manner that is consistent with our investment view and not their own governance opinions. If an issue raised by a proxy is not addressed by this Policy or our prior guidance to ISS, ISS refers the proxy to us for direction on voting. On issues that we do not believe affect the economic value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with ISS to act as our voting agent in voting such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM’s general positions on similar matters. The Manager of Corporate Governance is

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responsible, working with ISS, for submitting proxies in a timely manner and in accordance with our policy. The Manager of Corporate Governance works with ISS to establish and update detailed procedures to implement this policy.
From time to time, proxy votes will be solicited which fall into one of the following categories:

(i)	proxies which involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

(ii)	proxies which are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

These proxies are identified through a number of methods, including but not limited to notification from ISS, concerns of clients, review by internal proxy specialists, and questions from consultants. The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources. If they raise issues that we determine to be prudent before voting a particular proxy or departing from our prior guidance to ISS, we will weigh the issue along with other relevant factors before making an informed decision. In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients. As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio’s holdings. With respect to matters that are not so quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies. The goal of the Proxy Voting Committee is to make the most informed decision possible.
In instances of special circumstances or issues not directly addressed by our policies or guidance to ISS, the FM Manager of Corporate Governance will refer the item to the Chairman of the Investment Committee for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under “Potential Conflicts”). If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under “Potential Conflicts” is followed. If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision in our clients’ best interest. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the Proxy Review Committee and/or to the entire Investment Committee for a final decision on voting the proxy. The Investment Committee will use the same rationale for determining the appropriate vote.
FM reviews proxies of non-US issuers in the context of these guidelines. However, FM also endeavors to show sensitivity to local market practices when voting these proxies, which may lead to different votes. For example, in certain foreign markets, items are put to vote which have little or no effect on shareholder value, but which are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow market practice. FM votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.
Voting
For most issues and in most circumstances, we abide by the following general guidelines. However, it is important to remember that these are simply guidelines. As discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.
I. Generally, FM votes for the following ballot items:

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Board of Directors
•	Elections of directors who (i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, or whether the nominee receives non-board related compensation from the issuer

•	Directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making such a determination, we review whether the compensation is overly dilutive to existing shareholders.

•	Proposals to limit directors’ liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

•	Discharge of board members’ duties*, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern

•	The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board’s key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues.

•	Mandates requiring a majority of independent directors on the Board of Directors

•	Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

•	Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

•	Elimination of cumulative voting

•	Establishment of confidential voting
Auditors
•	Approval of auditors, unless the fees paid to auditors are excessive; auditors’ fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

•	Auditors’ compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

•	Discharge of auditors*

*	Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

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•	Approval of financial statements, auditor reports and allocation of income

•	Requirements that auditors attend the annual meeting of shareholders

•	Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

•	Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
Capitalization

•	Dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income

•	Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

•	Capitalization changes which eliminate other classes of stock and/or unequal voting rights

•	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies.

•	Elimination of pre-emptive rights for share issuance of less than a certain percentage (country specific — ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders (e.g. in illiquid markets)

Anti-Takeover Measures
•	Elimination of shareholder rights plans (“poison pill”)

•	Amendment to a shareholder rights plans (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

•	Adoption or renewal of a non-US issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•	Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination

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•	Mandates requiring shareholder approval of a shareholder rights plans (“poison pill”)

•	Repeals of various anti-takeover related provisions

Executive Compensation/Equity Compensation
•	Stock purchase plans with an exercise price of not less that 85% of fair market value

•	Stock option plans which are incentive based and not excessively dilutive. In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count. We review that number in light of certain factors, including the industry of the issuer, in order to make our determination as to whether the dilution is excessive.

•	Other stock-based plans which are not excessively dilutive, using the same process set forth in the preceding bullet

•	Expansions to reporting of financial or compensation-related information, within reason

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee
Routine Business Items
•	General updating of or corrective amendments to charter not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

•	Change in Corporation Name

•	Mandates that amendments to bylaws or charters have shareholder approval
Other
•	Adoption of anti-“greenmail” provisions, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders

•	Repeals or prohibitions of “greenmail” provisions

•	“Opting-out” of business combination provision
II. Generally, FM votes against the following items:
Board of Directors

•	Establishment of classified boards of directors, unless 80% of the board is independent

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•	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees

•	Limits to tenure of directors

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

•	Restoration of cumulative voting in the election of directors

•	Removal of a director, unless we determine the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer Elimination of Shareholders’ Right to Call Special Meetings

•	Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy

•	Approval of Directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

•	Directors at companies where prior non-cash compensation was improperly “backdated” or “springloaded” where one of the following scenarios exists:

o	(i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was not independent at the time, and (iii) the director seeking reelection served on the Compensation Committee at the time; or

o	(i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was independent at the time, and (iii) sufficient controls have not been implemented to avoid similar improper payments going forward; or

o	(i) the Compensation Committee had knowledge of such backdating at the time, and (ii) the director seeking reelection served on the Compensation Committee at the time; or

o	(i) the Compensation Committee did not have knowledge of such backdating at the time, and (ii) sufficient controls have not been implemented to avoid similar improper payments going forward
Capitalization
•	Capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders

•	Capitalization changes that exceed 100% of the issuer’s current authorized capital unless management provides an appropriate rationale for such change
Anti-Takeover Measures
•	Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•	Adjournment of Meeting to Solicit Additional Votes

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•	Shareholder rights plans that do not include a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•	Adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”)
Executive Compensation/Equity Compensation
•	Excessive compensation (i.e. compensation plans which are deemed by FM to be overly dilutive)

•	Retirement bonuses for non-executive directors and auditors

•	Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee
Routine Business Items
•	Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

•	Reincorporation in a location which has more stringent anti-takeover and related provisions

•	Proposals asking the board to adopt any form of majority voting, unless the majority standard indicated is based on a majority of shares outstanding.
Other
•	Requirements that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature

•	Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

•	Proposals which require inappropriate endorsements or corporate actions

•	Proposals asking companies to adopt full tenure holding periods for their executives

III. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM generally votes as follows:
•	Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•	Against offers when we believe that reasonable prospects exist for an enhanced bid or other bidders

•	Against offers where, at the time of voting, the current market price of the security exceeds the bid price

•	For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

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•	For offers made at a premium where no other higher bidder exists

Protecting Shareholder Value
We at FM agree entirely with the United States Department of Labor’s position that “where proxy voting decisions may have an effect on the economic value of the plan’s underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock” (IB 94-2). Our proxy voting policy and procedures are designed with the intent that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible. However, we use each piece of information we receive – whether from clients, consultants, the media, the issuer, ISS or other sources — as one part of our analysis in seeking to carry out our duties as a fiduciary and act in the best interest of our clients. We are not unduly influenced by the identity of any particular source, but use all the information to form our opinion as to the best outcome for our clients.
Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.
In addition, FM monitors ”target” lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the FM Manager of Corporate Governance and the Proxy Review Committee, as necessary.
As an active shareholder, FM’s role is to support corporate policies that serve the best interests of our clients. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company’s value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process — especially the proxy voting process — as the most effective means by which to communicate our and our clients’ legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.
Potential Conflicts
As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest. As a fiduciary to its clients, FM takes these potential conflicts very seriously While FM’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by FM’s potential conflict, there are a number of courses FM may take. Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process: customers of FM or its affiliates which are among the top 100 clients of FM and its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).
When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to ISS and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.
In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to ISS, or (ii) FM determines that voting in accordance with such policies or guidance is not in the

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best interests of its clients, the Manager of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists. (These lists are updated quarterly.) If the issuer’s name appears on either list and the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client. In such situations, the Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM’s clients, shall be formalized in writing as a part of the minutes to the Investment Committee.
Recordkeeping
In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:
1)	FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2)	a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

3)	a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4)	a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

5)	a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.
Disclosure of Client Voting Information
Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

9-C

APPENDIX D
BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.
Goldman Sachs is noted for its Business Principles, which guide all of the firm’s activities and serve as the basis for its distinguished reputation among investors worldwide.
     Our client’s interests always come first. Our experience shows that if we serve our clients well, our own success will follow.
     Our assets are our people, capital and reputation. If any of these is ever diminished, the last is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.
     We take great pride in the professional quality of our work. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.
     We stress creativity and imagination in everything we do. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client’s problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.
     We make an unusual effort to identify and recruit the very best person for every job. Although our activities are measured in billions of dollars, we select our people one by one. In a service business, we know that without the best people, we cannot be the best firm.
     We offer our people the opportunity to move ahead more rapidly than is possible at most other places. We have yet to find limits to the responsibility that our best people are able to assume. Advancement depends solely on ability, performance and contribution to the Firm’s success, without regard to race, color, religion, sex, age, national origin, disability, sexual orientation, or any other impermissible criterion or circumstance.
     We stress teamwork in everything we do. While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the Firm and its clients.
     The dedication of our people to the Firm and the intense effort they give their jobs are greater than one finds in most other organizations. We think that this is an important part of our success.
     Our profits are a key to our success. They replenish our capital and attract and keep our best people. It is our practice to share our profits generously with all who helped create them. Profitability is crucial to our future.
     We consider our size an asset that we try hard to preserve. We want to be big enough to undertake the largest project that any of our clients could contemplate, yet small enough to maintain the loyalty, the intimacy and the esprit de corps that we all treasure and that contribute greatly to our success.

     We constantly strive to anticipate the rapidly changing needs of our clients and to develop new services to meet those needs. We know that the world of finance will not stand still and that complacency can lead to extinction.
     We regularly receive confidential information as part of our normal client relationships. To breach a confidence or to use confidential information improperly or carelessly would be unthinkable.
     Our business is highly competitive, and we aggressively seek to expand our client relationships. However, we must always be fair to competitors and must never denigrate other firms.
     Integrity and honesty are the heart of our business. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

2-D

Goldman, Sachs & Co.’s History of Excellence
1869
Is founded by Marcus Goldman
1882
Becomes a private partnership when Samuel Sachs joins the firm
1896
Joins New York Stock Exchange
1906
Takes Sears public
1925
Finances Warner Brothers to develop sound in movies
1933-69
Senior Partner Sidney J. Weinberg serves as adviser to five presidents: Roosevelt, Truman, Eisenhower, Kennedy, and Johnson
1956
Co-manages Ford’s initial public offering, the largest IPO to date
1985
Senior Partner John C. Whitehead named Deputy Secretary of State
1986
Takes Microsoft public
1988
Goldman Sachs Asset Management (GSAM) is established, formalizing the asset management capability that Goldman Sachs initiated in 1981 by managing money market funds for institutional clients; 50 employees
1995
Senior Partner Robert E. Rubin named Treasury Secretary
1996

3-D

GSAM acquires CIN Management ($23 B)
1997
Launches web site that delivers trading ideas, research reports, and analytical tools to clients worldwide
GSAM acquires Commodities Corp. ($1.6 B in hedge fund assets); Acquires Liberty Investment Management ($6B in growth assets)
1998
Takes ebay public
1999
Goldman, Sachs & Co. becomes a public company
2001
GSAM asset under management pass $300B mark
2002
Advises and services 45% of the Forbes 400 (1)
Growth Team is awarded the year’s single largest U.S. institutional mandate
2003
Acquires The Ayco Company, L.P.; Announces it will combine Australian operation with JBWere to form Goldman Sachs JBWere
2006
May 2006 — Goldman Sachs Celebrates 25 years in Money Fund Industry
GSAM assets under management total approximately $627.6B; 1,100 professionals worldwide
1. Source: Forbes.com, October 2003. Reprinted by permission of Forbes Magazine© 2004 Forbes Inc.

4-D

PART C — OTHER INFORMATION
Item 23. Exhibits

(a)	(1)	Agreement and Declaration of Trust dated September 16, 1997. 1/

	(2)	Amendment No. 1 dated October 21, 1997 to Agreement and Declaration of Trust. 2/

	(3)	Amendment No. 2 dated January 22, 1999 to Agreement and Declaration of Trust. 3/

	(4)	Amendment No. 3 dated April 28, 1999 to Agreement and Declaration of Trust. 4/

	(5)	Amendment No. 4 dated February 3, 2000 to Agreement and Declaration of Trust. 5/

	(6)	Amendment No. 5 dated August 1, 2000 to Agreement and Declaration of Trust. 6/

	(7)	Amendment No. 6 dated April 25, 2001 to Agreement and Declaration of Trust. 7/

	(8)	Amendment No. 7 dated August 1, 2002 to the Agreement and Declaration of Trust. 8/

	(9)	Amendment No. 8 dated August 4, 2005 to the Agreement and Declaration of Trust. 9/

	(10)	Amendment No. 9 dated August 4, 2005 to the Agreement and Declaration of Trust. 9/

	(11)	Amendment No. 10 dated February 9, 2006 to the Agreement and Declaration of Trust. 10/

	(12)	Amendment No. 11 dated March 16, 2006 to the Agreement and Declaration of Trust. 10/

(b)	(1)	By-Laws of Registrant dated September 16, 1997. 1/

	(2)	Amendment No. 1 dated August 1, 2002 to the By-Laws. 8/

	(3)	Amended and Restated By-Laws dated October 30, 2002. 8/

	(4)	Amendment No. 1 to Amended and Restated By-Laws, dated November 4, 2004. 11/

(c)		Article II, Section 10, Article IV, Section 4, Article V, Article VI, Article VII, Article IX, Section 8, Section 9, and Section 12 of the Registrant’s Agreement and Declaration of Trust incorporated herein by reference as Exhibit (a)(1) and Article III of the Registrant’s Amended and Restated By-Laws incorporated herein by reference as Exhibit (b)(3).

(d)	(1)	Management Agreement among Registrant, Goldman Sachs Asset Management and Goldman Sachs Asset Management International on behalf of the Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, Mid Cap Equity, Capital Growth, International Equity, Global Income and High Yield Funds. 2/

	(2)	Assumption Agreement dated April 26, 2003 between Goldman, Sachs & Co. and Goldman Sachs Asset Management, L.P. 13/

	(3)	Fee Reduction Commitment dated April 29, 2005 by Goldman Sachs Asset Management, L.P. and Registrant relating to the CORE U.S. Equity Fund. 14/

	(4)	Fee Reduction Commitment dated April 28, 2006 by Goldman Sachs Asset Management, L.P., Goldman Sachs Asset Management International and Registrant relating to the Growth and Income, Structured U.S. Equity, Capital Growth, Structured Small Cap Equity, Mid Cap Value and International Equity Funds, filed herewith.

	(5)	Annex A dated December 14, 2006 to Management Agreement among Registrant, Goldman Sachs Asset Management, L.P. and Goldman Sachs Asset Management International on behalf of the Growth and Income, Mid Cap Value, Structured Small Cap Equity, Structured U.S. Equity, Capital Growth, Government Income, Core Fixed Income, Growth Opportunities, Money Market and International Equity Funds, filed herewith.

	(6)	Management Agreement dated August 5, 2005 between Registrant and Goldman Sachs Asset Management, L.P. on behalf of the Equity Index Fund. 12/

	(7)	Sub-Advisory Agreement dated January 6, 2006 between Goldman Sachs Asset Management, L.P. and SSgA Funds Management, Inc., on behalf of the Equity Index Fund. 9/

(e)	(1)	Amended and Restated Distribution Agreement between Registrant and Goldman, Sachs & Co. dated February 3, 2000. 5/

	(2)	Amended Exhibit A dated June 15, 2006 to the Amended and Restated Distribution Agreement dated February 3, 2000 between Registrant and Goldman, Sachs & Co. with respect to the Government Income, Core Fixed Income, Money Market, CORE U.S. Equity, CORE Small Cap Equity, Growth and Income, Capital Growth, International Equity, Mid Cap Value, Growth Opportunities, Equity Index and Structured U.S. Equity Flex Funds. 12/

(f)		Not Applicable.

(g)	(1)	Custodian Agreement between Registrant and State Street Bank and Trust Company dated December 31, 1997. 15/

	(2)	Amendment dated July 2, 2001 to the Custodian Contract dated December 31, 1997 between Registrant and State Street Bank and Trust Company. 7/

	(3)	Amendment dated August 1, 2001 to the Custodian Contract dated December 31, 1997 between Registrant and State Street Bank and Trust Company. 8/

	(4)	Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. 12/

(h)	(1)	Transfer Agency Agreement between Registrant and Goldman, Sachs & Co. dated October 21, 1997. 2/

	(2)	Form of Participation Agreement. 2/

	(3)	Amendment dated August 1, 2002 to the Transfer Agency Agreement dated October 21, 1997 between Registrant and Goldman, Sachs & Co. 8/

	(4)	Amended and Restated Transfer Agency Agreement dated August 9, 2007 between Registrant and Goldman, Sachs & Co. is filed herewith.

	(5)	Mutual Funds Service Agreement dated June 30, 2006 between Registrant and J.P. Morgan Investor Services Co. 12/

(i)		Opinion and Consent of Dechert LLP is filed herewith.

(j)		Consent of PricewaterhouseCoopers LLP is filed herewith.

(k)		Not Applicable.

(l)		Purchase Agreement between Registrant and The Goldman Sachs Group, L.P. dated December 12, 1997. 2/

(m)		Service Class Distribution and Service Plan dated August 4, 2005. 9/

(n)		Plan in Accordance with Rule 18f-3 dated August 4, 2005. 9/

(o)		Not Applicable.

(p)	(1)	Code of Ethics — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust, dated April 23, 1997, as amended November 4, 2004. 11/

	(2)	Code of Ethics — Goldman, Sachs & Co., Goldman Sachs Asset Management L.P. and Goldman Sachs Asset Management International, effective January 23, 1991, as revised November 4, 2004. 11/

(q)	(1)	Power of Attorney of Mr. Perlowski. 15/

	(2)	Powers of Attorney of Messrs. Bakhru, Coblentz, Harker, Shuch and Strubel. 16/

	(3)	Powers of Attorney of Ms. Daniels and Ms. Palmer are filed herewith.

	(4)	Power of Attorney of Mr. McNamara is filed herewith.

1/	Incorporated by reference from the Registrant’s Initial Registration Statement, SEC File No. 333-35883, filed September 18, 1997.

2/	Incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement, SEC File No. 333-35883, filed December 23, 1997.

3/	Incorporated by reference from Post-Effective Amendment No. 2 to the Registrant’s Registration Statement, SEC File No. 333-35883, filed February 26, 1999.

4/	Incorporated by reference from Post-Effective Amendment No. 3 to the Registrant’s Registration Statement, SEC File No. 333-35883, filed January 31, 2000.

5/	Incorporated by reference from Post-Effective Amendment No. 4 to the Registrant’s Registration Statement, SEC File No. 333-35883, filed April 13, 2000.

6/	Incorporated by reference from Post-Effective Amendment No. 5 to the Registrant’s Registration Statement, SEC File No. 333-35883, filed April 13, 2001.

7/	Incorporated by reference from Post-Effective Amendment No. 6 to the Registrant’s Registration Statement, SEC File No. 333-35883, filed April 29, 2002.

8/	Incorporated by reference from Post-Effective Amendment No. 7 to the Registrant’s Registration Statement, SEC File No. 333-35883, filed April 15, 2003.

9/	Incorporated by reference from Post-Effective Amendment No. 15 to the Registrant’s Registration Statement, SEC File No. 333-35883, filed April 28, 2006.

10/	Incorporated by reference from Post-Effective Amendment No. 16 to the Registrant’s Registration Statement, SEC File No. 333-35883, filed May 22, 2006.

11/	Incorporated by reference from Post-Effective Amendment No. 9 to the Registrant’s Registration Statement, SEC File No. 333-35883, filed February 23, 2005.

12/	Incorporated by reference from Post-Effective Amendment No. 18 to the Registrant’s Registration Statement, SEC File No. 333-35883, filed April 30, 2007.

13/	Incorporated by reference from Post-Effective Amendment No. 8 to the Registrant’s Registration Statement, SEC File No. 333-35883, filed April 15, 2004.

14/	Incorporated by reference from Post Effective Amendment No. 12 to the Registrant’s Registration Statement, SEC File No. 333-35883, filed August 22, 2005.

15/	Incorporated by reference from Post-Effective Amendment No. 1 to the Registrant’s Registration Statement, SEC File No. 333-35883, filed November 18, 1998.

16/	Incorporated by reference from Post-Effective Amendment No. 14 to the Registrant’s Registration Statement, SEC. File No. 333-35883, filed March 9, 2006.

Item 24. Persons Controlled By or Under Common Control with Registrant
          Not applicable.
Item 25. Indemnification
     Article IV of the Agreement and Declaration of Trust of Goldman Sachs Variable Insurance Trust, a Delaware business trust (incorporated herein by reference as Exhibit (a)(1) hereto), provides for indemnification of the Trustees and officers of the Trust, subject to certain limitations.
     The Management Agreements provide that the applicable Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser or from reckless disregard by the Investment Adviser of its obligations and duties under the Management Agreements. The Management Agreements are incorporated herein by reference as Exhibits (d)(1) and (d)(3).
     Section 9 of the Amended and Restated Distribution Agreement between the Registrant and Goldman, Sachs & Co. (incorporated herein by reference as Exhibit (e)(1)) and Section 7 of the Amended and Restated Transfer Agency Agreement between the Registrant and Goldman, Sachs & Co. (filed herewith as Exhibit (h)(4)) provide that the Registrant will indemnify Goldman, Sachs & Co. against certain liabilities.
     Mutual fund and Trustees and officers liability policies purchased jointly by the Registrant and Goldman Sachs Trust insure such persons and their respective trustees, partners, officers and employees, subject to the policies’ coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.
Item 26. Business and Other Connections of Investment Adviser.
Goldman Sachs Asset Management, L.P. (“GSAM LP”) and Goldman Sachs Asset Management International (“GSAMI”) are wholly-owned subsidiaries of the Goldman Sachs Group, Inc. and serve as investment advisers to the Registrant. Set forth below are the names, businesses and business addresses of certain managing directors of GSAM LP and GSAMI who are engaged in any other business, profession, vocation or employment of a substantial nature.

Name and Position with	Name and Address of Other	Connection with
the Investment Advisers	Company	Other Company
John S. Weinberg	The Goldman Sachs Group, Inc.	Vice Chairman
Managing Director-	85 Broad Street
GSAM LP	New York, New York 10004

Name and Position with	Name and Address of Other	Connection with
the Investment Advisers	Company	Other Company
	Goldman, Sachs & Co.	Managing Director
85 Broad Street
New York, New York 10004

Lloyd C. Blankfein	The Goldman Sachs Group, Inc.	Chairman, Chief
Managing Director-	85 Broad Street	Executive Officer and
GSAM LP	New York, New York 10004	Director

	Goldman, Sachs & Co.	Managing Director
85 Broad Street
New York, New York 10004
Item 27. Principal Underwriters.
(a) Goldman, Sachs & Co. or an affiliate or a division thereof currently serves as distributor for shares of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust. Goldman, Sachs & Co., or a division thereof currently serves as administrator and distributor of the units or shares of The Commerce Funds.
(b) Set forth below is certain information pertaining to the Managing Directors of Goldman, Sachs & Co., the Registrant’s principal underwriter, who are members of The Goldman Sachs Group, Inc.’s Management Committee. None of the members of the management committee holds a position or office with the Registrant.
GOLDMAN SACHS MANAGEMENT COMMITTEE

Name and Principal
Business Address	Position with Goldman, Sachs & Co.
Lloyd C. Blankfein (1)	Chairman and Chief Executive Officer
Alan M. Cohen (2)	Global Head of Compliance, Managing Director
Gary D. Cohn (1)	Managing Director
Christopher A. Cole (1)	Managing Director
Edith Cooper (2)	Managing Director
Gordon E. Dyal (3)	Managing Director
Edward K. Eisler (4)	Managing Director
J. Michael Evans (2)	Managing Director
Edward C. Forst (1)	Managing Director
Richard A. Friedman (1)	Managing Director
Richard J. Gnodde (5)	Managing Director
David B. Heller (2)	Managing Director
Kevin W. Kennedy (1)	Managing Director
Gwen R. Libstag (1)	Managing Director
Masanori Mochida (6)	Managing Director
Donald R. Mullen, Jr. (2)	Managing Director
Gregory K. Palm (1)	General Counsel and Managing Director
John F.W. Rogers (1)	Managing Director
Richard M. Ruzika (1)	Managing Director
Pablo J. Salame (4)	Managing Director
Harvey M. Schwartz (2)	Managing Director
Michael S. Sherwood (4)	Managing Director
David M. Solomon (2)	Managing Director
Marc Spilker (2)	Managing Director
Esta Stecher (2)	General Counsel and Managing Director
David A. Viniar (7)	Managing Director

Name and Principal
Business Address	Position with Goldman, Sachs & Co.
John S. Weinberg (1)	Managing Director
Jon Winkelried (3)	Managing Director
Yoel Zaoui (3)	Managing Director

(1)	85 Broad Street, New York, NY 10004

(2)	One New York Plaza, New York, NY 10004

(3)	Peterborough Court, 133 Fleet Street, London EC4A 2BB, England

(4)	River Court, 120 Fleet Street, London EC4A 2QQ, England

(5)	Cheung Kong Center, 68th Floor, 2 Queens Road Central, Hong Kong, China

(6)	12-32, Akasaka I-chome, Minato-Ku, Tokyo 107-6006, Japan

(7)	10 Hanover Square, New York, NY 10005

(c) Not Applicable.
Item 28. Location of Accounts and Records
     The Declaration of Trust, By-laws and minute books of the Registrant and certain investment adviser records are in the physical possession of GSAM LP, 32 Old Slip, New York, New York 10005. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111 and JPMorganChase Bank, N.A., 270 Park Avenue, New York, New York 10017, except for certain transfer agency records which are maintained by Goldman, Sachs & Co., 71 South Wacker Drive, Suite 500, Chicago, Illinois 60606.
Item 29. Management Services
Not Applicable.
Item 30. Undertakings
Not Applicable.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 19 under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 19 to is Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York, on the 28th of April, 2008.

GOLDMAN SACHS VARIABLE INSURANCE TRUST Registrant
By:	/s/ Peter V. Bonanno
Peter V. Bonanno
Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 19 to Registrant’s Registration Statement has been signed by the following persons in the capacities and on the date indicated:

Name	Title	Date
[1]James A. McNamara James A. McNamara	President (Chief Executive Officer) and Trustee	April 28, 2008

[1]John M. Perlowski John M. Perlowski	Treasurer (Principal Accounting Officer and Principal Financial Officer) and Senior Vice President	April 28, 2008

[1]Ashok N. Bakhru Ashok N. Bakhru	Chairman and Trustee	April 28, 2008

[1]John P. Coblentz, Jr. John P. Coblentz, Jr.	Trustee	April 28, 2008

[1]Diana M. Daniels Diana M. Daniels	Trustee	April 28, 2008

[1]Patrick T. Harker Patrick T. Harker	Trustee	April 28, 2008

[1]Jessica Palmer Jessica Palmer	Trustee	April 28, 2008

[1]Alan A. Shuch Alan A. Shuch	Trustee	April 28, 2008

[1]Richard P. Strubel Richard P. Strubel	Trustee	April 28, 2008

By:	/s/ Peter V. Bonanno
Peter V. Bonanno,
Attorney-In-Fact

1.	Pursuant to a power of attorney previously filed.

CERTIFICATE
     The undersigned Secretary for Goldman Sachs Variable Insurance Trust (the “Trust”) hereby certifies that the Board of Trustees of the Trust duly adopted the following resolution at a meeting of the Board held on June 13, 2007.
     RESOLVED, that the Trustees and Officers of the Trust who may be required to execute any amendments to the Trust’s Registration Statement be, and each hereby is, authorized to execute a power of attorney appointing Peter Bonanno, James A. Fitzpatrick, James McNamara and John W. Perlowski, jointly and severally, their attorneys-in-fact, each with power of substitution, for said Trustees and Officers in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of the Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the SEC, the Trustees and Officers hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or caused to be done by virtue hereof.
Dated: April 28, 2008

/s/ Peter V. Bonanno
Peter V. Bonanno,
Secretary

EXHIBIT INDEX

Exhibit No.	Description

(d)(4)	Fee Reduction Commitment dated April 28, 2006 by Goldman Sachs Asset Management, L.P., Goldman Sachs Asset Management International and Registrant relating to the Growth and Income, Structured U.S. Equity, Capital Growth, Structured Small Cap Equity, Mid Cap Value and International Equity Funds

(d)(5)	Annex A dated December 14, 2006 to Management Agreement among Registrant, Goldman Sachs Asset Management, L.P. and Goldman Sachs Asset Management International on behalf of the Growth and Income, Mid Cap Value, Structured Small Cap Equity, Structured U.S. Equity, Capital Growth, Government Income, Core Fixed Income, Growth Opportunities, Money Market and International Equity Funds.

(h)(4)	Amended and Restated Transfer Agency Agreement dated August 9, 2007 between Registrant and Goldman, Sachs & Co.

(i)	Opinion and Consent of Dechert LLP.

(j)	Consent of PricewaterhouseCoopers LLP.

(q)(3)	Powers of Attorney of Ms. Daniels and Ms. Palmer.

(q)(4)	Power of Attorney of Mr. McNamara.